UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2026
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco American Franchise Fund
Class A: VAFAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class A)	$96	0.93%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 7.35%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class A) —including sales charge	1.41%	7.21%	14.46%
Invesco American Franchise Fund (Class A) —excluding sales charge	7.35%	8.43%	15.11%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-A
Invesco American Franchise Fund

Invesco American Franchise Fund
Class C: VAFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class C)	$174	1.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 6.56%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class C) —including sales charge	5.62%	7.61%	14.43%
Invesco American Franchise Fund (Class C) —excluding sales charge	6.56%	7.61%	14.43%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-C
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R: VAFRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R)	$122	1.18%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 7.10%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R)	7.10%	8.16%	14.83%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R
Invesco American Franchise Fund

Invesco American Franchise Fund
Class Y: VAFIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class Y)	$71	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 7.63%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class Y)	7.63%	8.70%	15.41%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-Y
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R5: VAFNX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R5)	$71	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 7.64%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R5)	7.64%	8.71%	15.44%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R5
Invesco American Franchise Fund

Invesco American Franchise Fund
Class R6: VAFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco American Franchise Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco American Franchise Fund (Class R6)	$63	0.61%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 7.69%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed the Benchmark due to a combination of portfolio allocation and stock selection. Key relative detractors included stock selection in the communication services, health care, financials and consumer discretionary sectors. Underweight exposures in the health care and information technology (IT) sectors, as well as overweight exposures in the industrials and financials sectors, also detracted. These results were partially offset by stock selection in the IT and industrials sectors, as well as overweight exposures in the energy, communication services and materials sectors.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war during the period, primarily for Warner Bros. Discovery (not a Fund holding). During this period, it was believed that antitrust review could take up to 18 months, which meant Netflix's stock price could react more to this uncertainty rather than the fundamental aspects of its business, such as growth in subscriptions, revenues and earnings. The investment team sold the position to focus on better risk/reward opportunities.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding to focus on better risk/return opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco American Franchise Fund (Class R6)	7.69%	8.79%	15.53%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$17,461,828,571
Total number of portfolio holdings	52
Total advisory fees paid	$97,772,978
Portfolio turnover rate	73%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.78%
Amazon.com, Inc.	6.61%
Alphabet, Inc., Class A	6.46%
Microsoft Corp.	6.35%
Apple, Inc.	4.13%
Lam Research Corp.	3.97%
Eli Lilly and Co.	3.05%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.04%
Advanced Micro Devices, Inc.	2.97%
Palo Alto Networks, Inc.	2.39%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-AMFR-AR-R6
Invesco American Franchise Fund

Invesco Core Plus Bond Fund
Class A: ACPSX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class A)	$78	0.77%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 2.27%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class A) —including sales charge	-2.07%	-1.14%	1.51%
Invesco Core Plus Bond Fund (Class A) —excluding sales charge	2.27%	-0.27%	1.95%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class A shares changed from 0.75% to 0.78% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-A
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class C: CPCFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class C)	$153	1.52%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 1.50%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class C) —including sales charge	0.52%	-1.00%	1.34%
Invesco Core Plus Bond Fund (Class C) —excluding sales charge	1.50%	-1.00%	1.34%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class C shares changed from 1.50% to 1.53% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-C
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R: CPBRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R)	$103	1.02%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 2.01%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R)	2.01%	-0.50%	1.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class R shares changed from 1.00% to 1.03% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class Y: CPBYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class Y)	$53	0.52%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 2.53%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class Y)	2.53%	-0.01%	2.20%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class Y shares changed from 0.50% to 0.53% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-Y
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R5: CPIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R5)	$50	0.49%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 2.54%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R5)	2.54%	-0.02%	2.20%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R5
Invesco Core Plus Bond Fund

Invesco Core Plus Bond Fund
Class R6: CPBFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Core Plus Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Core Plus Bond Fund (Class R6)	$44	0.43%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ending August 31, 2026, the period opened with a positive outlook with resilient growth and stabilizing inflation, but was subject to elevated market and macroeconomic volatility, spurred by tariff-driven inflation, geopolitical escalations and subsequent oil and energy supply shocks. Despite this volatility, in our view, earnings strength, balance sheet stability and record bond issuance still provide core support for US investment grade bonds as higher yields anchor the market despite tighter credit spreads.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 2.60%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 1.89%.
What contributed to performance?
High yield corporates | Sector allocation and security selection in high yield (HY) corporates, particularly HY industrials and HY financials, contributed positively to relative performance. Resilient fundamentals and technicals supported HY markets during the period despite tight credit spread environments. We remain focused on higher-quality bonds within HY, predominately BB-rated.‡
Emerging market corporates & sovereigns | Sector allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Agency mortgage-backed securities (MBS) | Security selection in Agency MBS, particularly conventional 30-year fixed mortgages, detracted from relative performance. Hawkish rhetoric from the the US Federal Reserve and other macro headwinds dampened returns for the asset class during the period.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Core Plus Bond Fund (Class R6)	2.60%	0.03%	2.25%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,995,707,355
Total number of portfolio holdings	2,421
Total advisory fees paid	$19,050,398
Portfolio turnover rate	543%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
U.S. Treasury Notes, 4.63%, 08/15/2036	4.00%
Government National Mortgage Association, TBA, 2.50%, 09/01/2056	3.65%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.71%
Government National Mortgage Association, TBA, 2.00%, 09/01/2056	1.92%
U.S. Treasury Bonds, 5.00%, 05/15/2056	1.83%
Government National Mortgage Association, TBA, 3.00%, 09/01/2056	1.25%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 5.00%, 09/01/2056	1.23%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 09/01/2056	1.20%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 09/01/2056	1.05%
* Excluding money market fund holdings, if any.
Security type allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class R6 shares changed from 0.50% to 0.43% of the Fund's average daily net assets. Unless Invesco continues the expense limitation agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
CPB-AR-R6
Invesco Core Plus Bond Fund

Invesco Discovery Fund
Class A: OPOCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class A)	$114	0.99%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 30.90%. For the same time period, the Russell 2000® Growth Index (the “Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class A) —including sales charge	23.70%	5.85%	14.34%
Invesco Discovery Fund (Class A) —excluding sales charge	30.90%	7.06%	14.99%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Discovery Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-A
Invesco Discovery Fund

Invesco Discovery Fund
Class C: ODICX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class C)	$201	1.75%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 29.92%. For the same time period, the Russell 2000® Growth Index (the ”Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class C) —including sales charge	28.97%	6.25%	14.30%
Invesco Discovery Fund (Class C) —excluding sales charge	29.92%	6.25%	14.30%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Discovery Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-C
Invesco Discovery Fund

Invesco Discovery Fund
Class R: ODINX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R)	$144	1.25%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 30.55%. For the same time period, the Russell 2000® Growth Index (the ”Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R)	30.55%	6.78%	14.69%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Discovery Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R
Invesco Discovery Fund

Invesco Discovery Fund
Class Y: ODIYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class Y)	$87	0.75%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 31.22%. For the same time period, the Russell 2000® Growth Index (the ”Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class Y)	31.22%	7.31%	15.26%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Discovery Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-Y
Invesco Discovery Fund

Invesco Discovery Fund
Class R5: DIGGX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R5)	$81	0.70%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 31.26%. For the same time period, the Russell 2000® Growth Index (the ”Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R5)	31.26%	7.39%	15.26%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Discovery Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R5
Invesco Discovery Fund

Invesco Discovery Fund
Class R6: ODIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Fund (Class R6)	$73	0.63%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US small-cap growth equity markets were volatile but finished with strong gains, supported by improving earnings growth, broadening market participation beyond mega-cap technology stocks and expanding artificial intelligence (AI)-related investment across a wider range of industries.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 31.38%. For the same time period, the Russell 2000® Growth Index (the ”Benchmark”) returned 23.25%. The Fund outperformed the Benchmark mainly as a result of stock selection in the information technology and industrials sectors. Weaker stock selection in the consumer discretionary and health care sectors partially offset these results.
What contributed to performance?
Lumentum Holdings Inc. | Lumentum is a leading provider of lasers and advanced optical connectivity solutions used in hyperscale and AI-driven data center networks. The stock rallied sharply on a series of strong quarterly earnings reports, rising demand for high-speed optical connectivity, and general optimism surrounding AI infrastructure stocks. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
Tower Semiconductor Ltd. | Tower Semiconductor is a specialty chip manufacturer that produces analog, radio frequency and optical semiconductor products used in communications, data center and high-performance computing applications. The stock rose after the company reported strong results in its optical chip business, announced plans to expand manufacturing capacity and raised its longer-term growth outlook. We sold the position during the fiscal year because its market cap increased beyond the Fund’s typical investment range.
What detracted from performance?
Stride, Inc. | Stride is a leading online provider of general education core subjects to K-12 students. The company also offers online career products and services focused on skill development for students in middle and high school in high demand/high growth areas such as IT, business and health care. Early in the period, the company experienced issues related to a platform rollout (core platform and feature usability) which led to higher-than-expected student withdrawals and caused the company to limit in-year enrollment. We exited our position during the fiscal year.
Commvault Systems, Inc. | Commvault provides cyber resilience solutions. During the period, the stock declined after quarterly results came in below expectations and the company announced the departure of its chief financial officer. We exited our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Fund (Class R6)	31.38%	7.46%	15.44%
Russell 2000® Growth Index	23.25%	5.04%	10.66%
Russell 2000® Index	26.46%	6.85%	10.55%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Discovery Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,448,611,457
Total number of portfolio holdings	103
Total advisory fees paid	$38,238,971
Portfolio turnover rate	109%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Ligand Pharmaceuticals, Inc.	2.42%
BrightSpring Health Services, Inc.	2.33%
JFrog Ltd.	2.29%
Guardant Health, Inc.	2.08%
Repligen Corp.	1.99%
Halozyme Therapeutics, Inc.	1.98%
Sanmina Corp.	1.89%
Chord Energy Corp.	1.89%
Enova International, Inc.	1.84%
WisdomTree, Inc.	1.64%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-DIS-AR-R6
Invesco Discovery Fund

Invesco Discovery Large Cap Fund
Class A: OPTFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class A)	$95	0.91%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 9.54%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class A) —including sales charge	3.52%	7.41%	14.24%
Invesco Discovery Large Cap Fund (Class A) —excluding sales charge	9.54%	8.63%	14.89%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Capital Appreciation Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-A
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class C: OTFCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class C)	$175	1.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 8.70%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class C) —including sales charge	7.86%	7.79%	14.18%
Invesco Discovery Large Cap Fund (Class C) —excluding sales charge	8.70%	7.79%	14.18%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Capital Appreciation Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-C
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R: OTCNX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R)	$123	1.18%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 9.23%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R)	9.23%	8.34%	14.58%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Capital Appreciation Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class Y: OTCYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class Y)	$71	0.68%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 9.78%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class Y)	9.78%	8.88%	15.15%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Capital Appreciation Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-Y
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R5: CPTUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R5)	$65	0.62%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 9.85%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R5)	9.85%	8.90%	15.12%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Capital Appreciation Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R5
Invesco Discovery Large Cap Fund

Invesco Discovery Large Cap Fund
Class R6: OPTIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Discovery Large Cap Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Discovery Large Cap Fund (Class R6)	$65	0.62%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap growth equities generated positive returns, supported by continued investment in artificial intelligence (AI), strong corporate earnings growth and generally resilient economic activity. However, market performance was influenced by evolving expectations for monetary policy and inflation, which saw significant spikes in volatility during the US/Israel conflict in Iran. Overall, investors continued to focus on the earnings potential of companies viewed as beneficiaries of AI adoption and other long-term secular growth trends.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 9.86%. For the same time period, the Russell 1000® Growth Index (the “Benchmark”) returned 10.82%. The Fund underperformed its Benchmark mainly as a result of stock selection in the communication services and health care sectors. Strong stock selection in the information technology and industrials sectors partially offset these results.
What contributed to performance?
NVIDIA Corp. | NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. Class A | Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet announced plans to sell tensor processing units (TPUs) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. The stock outperformed during the period as investors responded favorably to the company's continued leadership in search and digital advertising, accelerating growth in its cloud computing business and progress incorporating AI capabilities across its products and services.
Lam Research Corp. | Lam Research manufactures equipment used to produce advanced semiconductors. The stock was added to the portfolio during the reporting period and the shares benefited from enthusiasm around AI-driven chip demand, particularly increased spending on memory and leading-edge semiconductor manufacturing.
What detracted from performance?
Meta Platforms, Inc. Class A | Meta operates a family of social media and digital communication platforms. The stock weakened in response to rising AI and metaverse investment costs, regulatory threats and slower advertising momentum, which pressured profits despite continued user engagement.
Microsoft Corp. | Microsoft shares were volatile during the first half of 2026, as investors weighed strong Azure cloud growth and expanding AI adoption against heavy spending on AI infrastructure. The investment team trimmed the holding in favor of better risk/return opportunities.
Netflix, Inc. | Netflix, a global streaming platform, and Paramount (not a Fund holding) were in a high stakes bidding war, primarily for Warner Bros. Discovery (not a Fund holding). At the time, it was believed that antitrust review could take up to 18 months, which meant Netflix would be in limbo during that time. The investment team sold the position to focus on better risk/reward opportunities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Discovery Large Cap Fund (Class R6)	9.86%	8.96%	15.32%
Russell 1000® Growth Index	10.82%	11.88%	17.95%
S&P 500® Index	20.38%	12.79%	15.37%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Capital Appreciation Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$5,976,189,319
Total number of portfolio holdings	60
Total advisory fees paid	$34,442,702
Portfolio turnover rate	79%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	11.85%
Amazon.com, Inc.	6.55%
Microsoft Corp.	6.35%
Alphabet, Inc., Class C	6.29%
Apple, Inc.	4.10%
Lam Research Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.03%
Advanced Micro Devices, Inc.	3.00%
Eli Lilly and Co.	2.57%
Quanta Services, Inc.	2.46%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-CAPA-AR-R6
Invesco Discovery Large Cap Fund

Invesco Equally-Weighted S&P 500 Fund
Class A: VADAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class A)	$57	0.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its relative underweight in the information technology sector.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 17.86%, which differed from the return of the Index, 18.50%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Sandisk Corp., an information technology company, and Micron Technology, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the communication services sector.
Positions | The Trade Desk Inc., a communication services company, and AppLovin Corp., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class A) —including sales charge	11.41%	7.22%	11.01%
Invesco Equally-Weighted S&P 500 Fund (Class A) —excluding sales charge	17.86%	8.44%	11.64%
S&P 500® Equal Weight Index	18.50%	9.01%	12.22%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,452,483,817
Total number of portfolio holdings	509
Total advisory fees paid	$7,313,600
Portfolio turnover rate	30%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Moderna, Inc.	0.57%
Veeva Systems, Inc., Class A	0.33%
Zebra Technologies Corp., Class A	0.30%
Charles River Laboratories International, Inc.	0.29%
DoorDash, Inc., Class A	0.29%
Salesforce, Inc.	0.28%
Palo Alto Networks, Inc.	0.27%
Global Payments, Inc.	0.27%
Workday, Inc., Class A	0.27%
Expedia Group, Inc.	0.27%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-A
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class C: VADCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class C)	$133	1.23%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its relative underweight in the information technology sector.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 17.02%, which differed from the return of the Index, 18.50%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Sandisk Corp., an information technology company, and Micron Technology, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the communication services sector.
Positions | The Trade Desk Inc., a communication services company, and AppLovin Corp., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class C) —including sales charge	16.06%	7.64%	10.99%
Invesco Equally-Weighted S&P 500 Fund (Class C) —excluding sales charge	17.02%	7.64%	10.99%
S&P 500® Equal Weight Index	18.50%	9.01%	12.22%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,452,483,817
Total number of portfolio holdings	509
Total advisory fees paid	$7,313,600
Portfolio turnover rate	30%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Moderna, Inc.	0.57%
Veeva Systems, Inc., Class A	0.33%
Zebra Technologies Corp., Class A	0.30%
Charles River Laboratories International, Inc.	0.29%
DoorDash, Inc., Class A	0.29%
Salesforce, Inc.	0.28%
Palo Alto Networks, Inc.	0.27%
Global Payments, Inc.	0.27%
Workday, Inc., Class A	0.27%
Expedia Group, Inc.	0.27%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-C
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class R: VADRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R)	$84	0.77%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its relative underweight in the information technology sector.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 17.58%, which differed from the return of the Index, 18.50%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Sandisk Corp., an information technology company, and Micron Technology, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the communication services sector.
Positions | The Trade Desk Inc., a communication services company, and AppLovin Corp., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R)	17.58%	8.17%	11.36%
S&P 500® Equal Weight Index	18.50%	9.01%	12.22%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,452,483,817
Total number of portfolio holdings	509
Total advisory fees paid	$7,313,600
Portfolio turnover rate	30%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Moderna, Inc.	0.57%
Veeva Systems, Inc., Class A	0.33%
Zebra Technologies Corp., Class A	0.30%
Charles River Laboratories International, Inc.	0.29%
DoorDash, Inc., Class A	0.29%
Salesforce, Inc.	0.28%
Palo Alto Networks, Inc.	0.27%
Global Payments, Inc.	0.27%
Workday, Inc., Class A	0.27%
Expedia Group, Inc.	0.27%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-R
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class Y: VADDX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class Y)	$29	0.27%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its relative underweight in the information technology sector.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 18.17%, which differed from the return of the Index, 18.50%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Sandisk Corp., an information technology company, and Micron Technology, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the communication services sector.
Positions | The Trade Desk Inc., a communication services company, and AppLovin Corp., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class Y)	18.17%	8.71%	11.92%
S&P 500® Equal Weight Index	18.50%	9.01%	12.22%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,452,483,817
Total number of portfolio holdings	509
Total advisory fees paid	$7,313,600
Portfolio turnover rate	30%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Moderna, Inc.	0.57%
Veeva Systems, Inc., Class A	0.33%
Zebra Technologies Corp., Class A	0.30%
Charles River Laboratories International, Inc.	0.29%
DoorDash, Inc., Class A	0.29%
Salesforce, Inc.	0.28%
Palo Alto Networks, Inc.	0.27%
Global Payments, Inc.	0.27%
Workday, Inc., Class A	0.27%
Expedia Group, Inc.	0.27%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-Y
Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund
Class R6: VADFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equally-Weighted S&P 500 Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equally-Weighted S&P 500 Fund (Class R6)	$20	0.18%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund underperformed the S&P 500® Index due to its relative underweight in the information technology sector.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the "Index").
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 18.27%, which differed from the return of the Index, 18.50%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Sandisk Corp., an information technology company, and Micron Technology, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the communication services sector.
Positions | The Trade Desk Inc., a communication services company, and AppLovin Corp., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equally-Weighted S&P 500 Fund (Class R6)	18.27%	8.82%	12.04%
S&P 500® Equal Weight Index	18.50%	9.01%	12.22%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$7,452,483,817
Total number of portfolio holdings	509
Total advisory fees paid	$7,313,600
Portfolio turnover rate	30%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Moderna, Inc.	0.57%
Veeva Systems, Inc., Class A	0.33%
Zebra Technologies Corp., Class A	0.30%
Charles River Laboratories International, Inc.	0.29%
DoorDash, Inc., Class A	0.29%
Salesforce, Inc.	0.28%
Palo Alto Networks, Inc.	0.27%
Global Payments, Inc.	0.27%
Workday, Inc., Class A	0.27%
Expedia Group, Inc.	0.27%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-EWSP-AR-R6
Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund
Class A: ACEIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class A)	$80	0.75%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 14.00%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class A) —including sales charge	7.72%	6.27%	8.25%
Invesco Equity and Income Fund (Class A) —excluding sales charge	14.00%	7.48%	8.85%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-A
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class C: ACERX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class C)	$155	1.45%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 13.22%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class C) —including sales charge	12.22%	6.70%	8.21%
Invesco Equity and Income Fund (Class C) —excluding sales charge	13.22%	6.70%	8.21%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-C
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R: ACESX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R)	$107	1.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 13.80%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R)	13.80%	7.23%	8.59%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class Y: ACETX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class Y)	$54	0.50%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 14.30%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class Y)	14.30%	7.76%	9.13%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-Y
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R5: ACEKX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R5)	$50	0.47%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 14.32%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R5)	14.32%	7.80%	9.18%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R5
Invesco Equity and Income Fund

Invesco Equity and Income Fund
Class R6: IEIFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Equity and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Equity and Income Fund (Class R6)	$43	0.40%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns . Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 14.51%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. From an equity perspective, stock selection in the information technology sector was the largest detractor from the Fund's relative return. An underweight in energy also detracted from relative results. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark. Stock selection in the consumer discretionary, health care, consumer staples and industrials sectors aided relative performance during the period.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our equity position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis..
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Equity and Income Fund (Class R6)	14.51%	7.88%	9.27%
Russell 1000® Value Index	29.72%	11.84%	11.76%
Bloomberg U.S. Government/Credit Index	1.51%	-0.51%	1.44%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$13,117,830,481
Total number of portfolio holdings	376
Total advisory fees paid	$44,813,164
Portfolio turnover rate	133%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	2.54%
Microsoft Corp.	2.50%
U.S. Treasury Notes, 4.38%, 08/31/2031	2.38%
U.S. Treasury Notes, 4.13%, 08/31/2028	2.32%
Wells Fargo & Co.	2.10%
Alphabet, Inc., Class A	2.01%
Philip Morris International, Inc.	1.82%
Bank of America Corp.	1.72%
NVIDIA Corp.	1.53%
Merck & Co., Inc.	1.48%
* Excluding money market fund holdings, if any.
Security type allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-EQI-AR-R6
Invesco Equity and Income Fund

Invesco Floating Rate ESG Fund
Class A: AFRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class A)	$111	1.10%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 2.54%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class A) —including sales charge	-0.04%	4.16%	4.21%
Invesco Floating Rate ESG Fund (Class A) —excluding sales charge	2.54%	4.70%	4.47%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-A
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class C: AFRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class C)	$162	1.60%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 2.01%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class C) —including sales charge	1.05%	4.16%	4.05%
Invesco Floating Rate ESG Fund (Class C) —excluding sales charge	2.01%	4.16%	4.05%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-C
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R: AFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R)	$137	1.35%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 2.30%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R)	2.30%	4.47%	4.21%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class Y: AFRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class Y)	$86	0.85%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 2.80%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class Y)	2.80%	4.95%	4.73%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-Y
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R5: AFRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R5)	$84	0.83%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 2.81%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R5)	2.81%	4.97%	4.74%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R5
Invesco Floating Rate ESG Fund

Invesco Floating Rate ESG Fund
Class R6: AFRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Floating Rate ESG Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Floating Rate ESG Fund (Class R6)	$77	0.76%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 2.88%. For the same time period, the S&P UBS Leveraged Loan Index (the “Benchmark”) returned 4.87%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the transportation, energy and food and drug sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, Monitronics International, Inc., McDermott International, Ltd. and MLN US HoldCo LLC (dba Mitel) were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the chemicals, healthcare and forest products sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were the largest detractors. Trinseo Materials Operating S.C.A. and MedAssets Software Intermediate Holdings, Inc. were no longer held by the Fund as of the fiscal year ended August 31, 2026.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s, Fitch Ratings, or Moody’s Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated (NR)” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Floating Rate ESG Fund (Class R6)	2.88%	5.07%	4.82%
S&P UBS Leveraged Loan Index	4.87%	6.20%	5.44%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,809,477,392
Total number of portfolio holdings	540
Total advisory fees paid	$12,355,016
Portfolio turnover rate	32%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Monitronics International, Inc.	1.28%
V Global Holdings LLC, Term Loan, 9.63%, 01/02/2029	1.16%
Spin Holdco Inc., Term Loan, 8.01%, 09/04/2030	1.06%
My Alarm Center LLC, Class A	1.03%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.98%
Empire Today LLC	0.89%
MLN US HoldCo LLC (dba Mitel), Term Loan A-2, 11.69%, 06/20/2030	0.87%
MLN US HoldCo. LLC (dba Mitel)	0.80%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.77%
Libbey Glass LLC, Term Loan B, 10.49%, 11/22/2027	0.75%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	2.1%
BB+	3.5%
BB	4.5%
BB-	7.7%
B+	16.0%
B	25.7%
B-	12.2%
CCC+	5.9%
CCC	2.0%
CCC-	1.1%
NR	11.2%
Equity	8.1%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
FLR-AR-R6
Invesco Floating Rate ESG Fund

Invesco Global Real Estate Income Fund
Class A: ASRAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class A)	$133	1.27%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 9.38%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class A) —including sales charge	3.30%	-0.46%	2.53%
Invesco Global Real Estate Income Fund (Class A) —excluding sales charge	9.38%	0.67%	3.11%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-A
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class C: ASRCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class C)	$210	2.02%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 8.29%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class C) —including sales charge	7.29%	-0.10%	2.49%
Invesco Global Real Estate Income Fund (Class C) —excluding sales charge	8.29%	-0.10%	2.49%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-C
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class R: ASREX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R)	$153	1.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 8.99%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R)	8.99%	0.42%	2.85%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
Class R shares incepted on June 5, 2026. Performance shown prior to that date is that of Class A shares at net asset value restated to reflect the higher 12b-1 fees applicable to Class R shares. Class R shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-R
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class Y: ASRYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class Y)	$107	1.02%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 9.55%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class Y)	9.55%	0.94%	3.37%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-Y
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class R5: ASRIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R5)	$97	0.93%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 9.55%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R5)	9.55%	0.96%	3.43%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-R5
Invesco Global Real Estate Income Fund

Invesco Global Real Estate Income Fund
Class R6: ASRFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Global Real Estate Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Real Estate Income Fund (Class R6)	$91	0.87%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the global real estate market was shaped by a dynamic macroeconomic environment characterized by evolving monetary policy expectations, persistent inflationary pressures and geopolitical uncertainty. Long-term government bond yields remained volatile as investors assessed the path of interest rates across major economies, while economic growth generally proved more resilient than expected. Performance across global listed real estate markets varied considerably by region and property type, reflecting differences in property fundamentals, financing conditions and investor sentiment. Sectors supported by structural growth drivers and resilient operating fundamentals generally performed well, while more interest rate-sensitive segments faced periods of weakness as capital costs remained elevated.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 9.75%. For the same time period, the FTSE EPRA/NAREIT Developed Index (Net) returned 9.28%.
What contributed to performance?
Healthcare REITs | The Fund's allocation to Healthcare REITs was one of the largest contributors to returns. The sector benefited from resilient operating fundamentals, supported by demographic trends and continued demand for senior housing and healthcare-related properties. Investors also favored the sector's stable cash flow characteristics during periods of market uncertainty.
Data Centers REITs | The Fund's allocation to Data Center REITs was a significant contributor to returns. Data centers continued to benefit from robust demand related to artificial intelligence, cloud computing, and digital infrastructure investment, supporting leasing activity and long-term growth expectations.
What detracted from performance?
Residential REITs | The Fund's Residential REITs exposure was one of the largest detractors from returns. The sector faced headwinds from elevated financing costs, affordability pressures and sensitivity to changing interest rate expectations. Rising bond yields periodically weighed on investor sentiment toward residential real estate despite generally stable underlying property fundamentals.
Office REITs | The Fund's Office REITs exposure detracted from returns. The sector continued to face challenges from uncertain space demand, evolving workplace trends and pressure on property valuations resulting from higher financing costs and elevated discount rates.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Real Estate Income Fund (Class R6)	9.75%	1.08%	3.54%
FTSE EPRA/NAREIT Developed Index (Net)	9.28%	0.57%	3.04%
MSCI World Index℠ (Net)	20.37%	11.21%	13.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$347,280,534
Total number of portfolio holdings	97
Total advisory fees paid	$2,653,388
Portfolio turnover rate	75%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Welltower, Inc.	7.82%
Prologis, Inc.	6.71%
Equinix, Inc.	5.77%
Digital Realty Trust, Inc.	3.81%
Public Storage	3.45%
Equity LifeStyle Properties, Inc.	2.64%
UDR, Inc.	2.53%
Mitsui Fudosan Co. Ltd.	2.47%
Terreno Realty Corp.	2.36%
American Healthcare REIT, Inc.	2.35%
* Excluding money market fund holdings, if any.
Country allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GREI-AR-R6
Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund
Class A: ACGIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class A)	$84	0.77%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 18.85%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class A) —including sales charge	12.30%	9.65%	10.62%
Invesco Growth and Income Fund (Class A) —excluding sales charge	18.85%	10.90%	11.25%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-A
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class C: ACGKX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class C)	$160	1.47%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 18.00%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class C) —including sales charge	17.00%	10.10%	10.60%
Invesco Growth and Income Fund (Class C) —excluding sales charge	18.00%	10.10%	10.60%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-C
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R: ACGLX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R)	$111	1.02%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 18.55%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R)	18.55%	10.62%	10.97%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class Y: ACGMX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class Y)	$57	0.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 19.14%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class Y)	19.14%	11.18%	11.52%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-Y
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R5: ACGQX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R5)	$54	0.49%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 19.18%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R5)	19.18%	11.22%	11.59%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R5
Invesco Growth and Income Fund

Invesco Growth and Income Fund
Class R6: GIFFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Growth and Income Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Growth and Income Fund (Class R6)	$46	0.42%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US equity markets generated positive returns. Equities were supported by continued investment in artificial intelligence (AI), generally resilient economic growth, solid corporate earnings and a stable labor market. However, market volatility increased as the period progressed, as investors became more discerning about the long-term return potential of large-scale AI-related capital spending. Persistent inflation, elevated interest rates, trade-related uncertainty, geopolitical tensions in the Middle East and the prospect of higher energy prices also weighed on investor sentiment.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 19.25%. For the same time period, the Russell 1000® Value Index (the “Benchmark”) returned 29.72%. The Fund underperformed the Benchmark primarily due to stock selection in the information technology sector. Stock selection in communication services also detracted from the Fund's relative return. The Fund's cash position, while approximately 2% on average, also tempered relative results. Stock selection in industrials and consumer staples were the largest contributors to the Fund's relative return. Stock selection and an underweight in the consumer discretionary sector also aided relative returns.
What contributed to performance?
Coherent Corp. | Coherent, a leading provider of optoelectronic components and devices for communications, electronics and industrial applications, delivered strong revenue and earnings growth during the period. Results were driven by robust demand for optical networking products supporting AI-related data center expansion and communications infrastructure investment.
Lam Research Corp. | Lam Research benefited from continued strength in AI-driven semiconductor spending, which supported demand for advanced manufacturing, memory and packaging technologies. Solid operating results and an improving outlook reflected ongoing investment in next-generation chip production capabilities.
Alphabet, Inc. | Alphabet shares advanced during the period as strong cloud computing growth, accelerating adoption of AI-enabled products and services and resilient advertising trends reinforced confidence in the company's long-term earnings potential and growth outlook.
What detracted from performance?
Nike, Inc. | Nike shares declined during the period as investors weighed persistent sales softness, ongoing market share pressures and continued weakness in the China market. While management continued to implement turnaround initiatives, progress was slower than anticipated, leading us to exit the position during the period.
Fiserv, Inc. | Fiserv shares fell following weaker-than-expected third-quarter results, as the global fintech and payment company's revenue and earnings growth missed expectations and management reduced its full-year earnings and organic growth outlook. Although the company responded with organizational changes and the launch of its "One Fiserv" initiative, we exited our position during the period amid increased uncertainty and as the company no longer aligned with our investment thesis.
Fidelity National Information Services, Inc. | Fidelity National Information Services (FIS), a leading provider of technology solutions for financial institutions and merchants, faced several challenges during the period, including difficult earnings comparisons in its capital markets business, issues related to the Worldpay divestiture and margin pressure from a recent acquisition. Although we saw potential for meaningful free cash flow growth, inconsistent execution and more attractive opportunities elsewhere led us to exit the position.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Growth and Income Fund (Class R6)	19.25%	11.30%	11.68%
Russell 1000® Value Index	29.72%	11.84%	11.76%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,378,022,297
Total number of portfolio holdings	79
Total advisory fees paid	$15,252,611
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
Amazon.com, Inc.	3.74%
Microsoft Corp.	3.69%
Alphabet, Inc., Class A	3.17%
Wells Fargo & Co.	3.17%
Philip Morris International, Inc.	2.68%
Bank of America Corp.	2.54%
NVIDIA Corp.	2.30%
Merck & Co., Inc.	2.23%
Johnson Controls International PLC	2.21%
ConocoPhillips	2.16%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
VK-GRI-AR-R6
Invesco Growth and Income Fund

Invesco Income Advantage U.S. Fund
Class A: SCAUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class A)	$117	1.08%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 15.98%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class A) —including sales charge	9.62%	8.36%	7.40%
Invesco Income Advantage U.S. Fund (Class A) —excluding sales charge	15.98%	9.60%	8.01%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-A
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class C: SCCUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class C)	$197	1.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 15.00%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class C) —including sales charge	14.00%	8.77%	7.35%
Invesco Income Advantage U.S. Fund (Class C) —excluding sales charge	15.00%	8.77%	7.35%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-C
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R: SCRUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R)	$143	1.33%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 15.64%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R)	15.64%	9.32%	7.73%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class Y: SCAYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class Y)	$90	0.83%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 16.22%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class Y)	16.22%	9.85%	8.27%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-Y
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Investor Class: SCNUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Investor Class)	$117	1.08%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Investor Class shares of the Fund returned 15.93%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Investor Class)	15.93%	9.61%	8.01%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-INV
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R5: SCIUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R5)	$88	0.81%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 16.08%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R5)	16.08%	9.88%	8.38%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R5
Invesco Income Advantage U.S. Fund

Invesco Income Advantage U.S. Fund
Class R6: SLESX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Income Advantage U.S. Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Income Advantage U.S. Fund (Class R6)	$80	0.74%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, US large-cap equities delivered strong gains supported by resilient corporate earnings growth, continued enthusiasm around artificial intelligence-related investment themes and improving investor sentiment. Despite periodic volatility tied to interest rate and economic growth expectations, the asset class remained a primary driver of global equity market performance.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 16.42%. For the same time period, the S&P 500® Index (the "Benchmark") returned 20.38%.
What contributed to performance?
Diversified US Stock Portfolio | The Fund's exposure to a diversified portfolio of US stocks, designed to have low tracking error to the Benchmark, provided growth during the fiscal year and performed in-line with the Benchmark.
What detracted from performance?
Equity-Linked Notes | The defensive and income-producing options component of the Fund's investments in equity-linked notes (ELNs), helped mitigate heightened market volatility, particularly in early 2026 amid April's escalation of the Iran conflict and the volatility that followed. However, the defensive nature of the Fund's ELNs (which are comprised primarily of returns attributable to premiums received from selling embedded options and returns attributable to price changes in referenced equities, and cash or cash equivalents) detracted from overall portfolio performance when markets generally trended upwards during the fiscal year. Note that although ELNs detracted from overall Fund performance, the options component of the ELNs investments increased the Fund's yield during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Income Advantage U.S. Fund (Class R6)	16.42%	9.93%	8.38%
S&P 500® Index	20.38%	12.79%	15.37%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$217,434,836
Total number of portfolio holdings	339
Total advisory fees paid	$1,207,382
Portfolio turnover rate	11%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	6.27%
Apple, Inc.	5.67%
Microsoft Corp.	4.53%
Alphabet, Inc., Class A	4.49%
Amazon.com, Inc.	3.11%
Broadcom, Inc.	2.10%
Meta Platforms, Inc., Class A	1.53%
Micron Technology, Inc.	1.32%
Tesla, Inc.	1.31%
Eli Lilly and Co.	1.20%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added indexing risk to its principal risks to reflect that certain portions of the Fund's assets are managed pursuant to an indexing approach and, therefore, the adverse performance of a particular security included in the index necessarily will not result in the elimination of the security from the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
LVEY-AR-R6
Invesco Income Advantage U.S. Fund

Invesco NASDAQ 100 Index Fund
Class R6: IVNQX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco NASDAQ 100 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco NASDAQ 100 Index Fund (Class R6)	$33	0.29%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the NASDAQ® Composite Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. The Fund outperformed the NASDAQ® Composite Index due to its security selection in the information technology sector.
• The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the Nasdaq-100 Index® (the "Index").
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 26.19%, which differed from the return of the Index, 26.61%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Micron Technology, Inc., an information technology company, and Advanced Micro Devices, Inc., an information technology company.
What detracted from performance?
Sector Allocations | Consumer discretionary sector, followed by the industrials sector.
Positions | Netflix, Inc., a consumer discretionary company, and Meta Platforms, Inc., an information technology company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (10/13/20)
Invesco NASDAQ 100 Index Fund (Class R6)	26.19%	14.28%	17.00%
Nasdaq-100 Index®	26.61%	14.46%	17.25%
NASDAQ® Composite Index	23.64%	12.38%	15.38%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$338,867,656
Total number of portfolio holdings	107
Total advisory fees paid	$349,596
Portfolio turnover rate	13%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	8.34%
Apple, Inc.	7.27%
Microsoft Corp.	5.89%
Micron Technology, Inc.	4.66%
Amazon.com, Inc.	4.37%
Advanced Micro Devices, Inc.	3.31%
Alphabet, Inc., Class A	3.09%
Tesla, Inc.	2.87%
Alphabet, Inc., Class C	2.86%
Broadcom, Inc.	2.74%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
NDQ-AR-R6
Invesco NASDAQ 100 Index Fund

Invesco S&P 500 Index Fund
Class A: SPIAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class A)	$57	0.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. Because the Fund holds primarily US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 19.77%, which differed from the return of the Index, 20.38%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Apple, Inc., an information technology company, and NVIDIA Corp., an information technology company.
What detracted from performance?
Sector Allocations | No sectors detracted from the Fund's performance.
Positions | Meta Platforms, Inc., a communication services company and Netflix, Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class A) —including sales charge	13.18%	10.92%	14.10%
Invesco S&P 500 Index Fund (Class A) —excluding sales charge	19.77%	12.18%	14.75%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,875,835,052
Total number of portfolio holdings	510
Total advisory fees paid	$4,637,906
Portfolio turnover rate	3%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.84%
Apple, Inc.	6.83%
Microsoft Corp.	5.53%
Amazon.com, Inc.	3.73%
Alphabet, Inc., Class A	2.92%
Broadcom, Inc.	2.57%
Alphabet, Inc., Class C	2.32%
Meta Platforms, Inc., Class A	1.85%
Micron Technology, Inc.	1.59%
Tesla, Inc.	1.52%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund revised its principal investment strategies and risks and corresponding fundamental investment policy to reflect that the Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become "non-diversified," as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-A
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class C: SPICX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class C)	$135	1.23%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. Because the Fund holds primarily US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 18.90%, which differed from the return of the Index, 20.38%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Apple, Inc., an information technology company, and NVIDIA Corp., an information technology company.
What detracted from performance?
Sector Allocations | No sectors detracted from the Fund's performance.
Positions | Meta Platforms, Inc., a communication services company and Netflix, Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class C) —including sales charge	17.90%	11.35%	14.08%
Invesco S&P 500 Index Fund (Class C) —excluding sales charge	18.90%	11.35%	14.08%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,875,835,052
Total number of portfolio holdings	510
Total advisory fees paid	$4,637,906
Portfolio turnover rate	3%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.84%
Apple, Inc.	6.83%
Microsoft Corp.	5.53%
Amazon.com, Inc.	3.73%
Alphabet, Inc., Class A	2.92%
Broadcom, Inc.	2.57%
Alphabet, Inc., Class C	2.32%
Meta Platforms, Inc., Class A	1.85%
Micron Technology, Inc.	1.59%
Tesla, Inc.	1.52%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund revised its principal investment strategies and risks and corresponding fundamental investment policy to reflect that the Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become "non-diversified," as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-C
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class R: SPIRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco S&P 500 Index Fund (Class R)	$83	0.77%
▼	For the period September 30, 2025 (commencement of operations) to August 31, 2026. Expenses for a full reporting period would be higher.
*	Annualized.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. Because the Fund holds primarily US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 19.52%, which differed from the return of the Index, 20.38%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Apple, Inc., an information technology company, and NVIDIA Corp., an information technology company.
What detracted from performance?
Sector Allocations | No sectors detracted from the Fund's performance.
Positions | Meta Platforms, Inc., a communication services company and Netflix, Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class R)	19.52%	11.92%	14.47%
S&P 500® Index	20.38%	12.79%	15.37%
Class R shares incepted on September 30, 2025. Performance shown prior to that date is that of Class A shares at net asset value restated to reflect the higher 12b-1 fees applicable to Class R shares. Class R shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,875,835,052
Total number of portfolio holdings	510
Total advisory fees paid	$4,637,906
Portfolio turnover rate	3%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.84%
Apple, Inc.	6.83%
Microsoft Corp.	5.53%
Amazon.com, Inc.	3.73%
Alphabet, Inc., Class A	2.92%
Broadcom, Inc.	2.57%
Alphabet, Inc., Class C	2.32%
Meta Platforms, Inc., Class A	1.85%
Micron Technology, Inc.	1.59%
Tesla, Inc.	1.52%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund revised its principal investment strategies and risks and corresponding fundamental investment policy to reflect that the Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become "non-diversified," as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-R
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class Y: SPIDX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class Y)	$30	0.27%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. Because the Fund holds primarily US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 20.06%, which differed from the return of the Index, 20.38%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Apple, Inc., an information technology company, and NVIDIA Corp., an information technology company.
What detracted from performance?
Sector Allocations | No sectors detracted from the Fund's performance.
Positions | Meta Platforms, Inc., a communication services company and Netflix, Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class Y)	20.06%	12.46%	15.04%
S&P 500® Index	20.38%	12.79%	15.37%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,875,835,052
Total number of portfolio holdings	510
Total advisory fees paid	$4,637,906
Portfolio turnover rate	3%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.84%
Apple, Inc.	6.83%
Microsoft Corp.	5.53%
Amazon.com, Inc.	3.73%
Alphabet, Inc., Class A	2.92%
Broadcom, Inc.	2.57%
Alphabet, Inc., Class C	2.32%
Meta Platforms, Inc., Class A	1.85%
Micron Technology, Inc.	1.59%
Tesla, Inc.	1.52%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund revised its principal investment strategies and risks and corresponding fundamental investment policy to reflect that the Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become "non-diversified," as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-Y
Invesco S&P 500 Index Fund

Invesco S&P 500 Index Fund
Class R6: SPISX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco S&P 500 Index Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco S&P 500 Index Fund (Class R6)	$19	0.17%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, the S&P 500® Index rose despite elevated geopolitical and policy uncertainty, as the artificial intelligence theme remained supportive. Because the Fund holds primarily US large-cap equities, it benefited from this broader market environment.
• The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Index (the "Index").
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 20.17%, which differed from the return of the Index, 20.38%, primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector Allocations | Information technology sector, followed by the health care sector.
Positions | Apple, Inc., an information technology company, and NVIDIA Corp., an information technology company.
What detracted from performance?
Sector Allocations | No sectors detracted from the Fund's performance.
Positions | Meta Platforms, Inc., a communication services company and Netflix, Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco S&P 500 Index Fund (Class R6)	20.17%	12.57%	15.10%
S&P 500® Index	20.38%	12.79%	15.37%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$4,875,835,052
Total number of portfolio holdings	510
Total advisory fees paid	$4,637,906
Portfolio turnover rate	3%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	7.84%
Apple, Inc.	6.83%
Microsoft Corp.	5.53%
Amazon.com, Inc.	3.73%
Alphabet, Inc., Class A	2.92%
Broadcom, Inc.	2.57%
Alphabet, Inc., Class C	2.32%
Meta Platforms, Inc., Class A	1.85%
Micron Technology, Inc.	1.59%
Tesla, Inc.	1.52%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund revised its principal investment strategies and risks and corresponding fundamental investment policy to reflect that the Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become "non-diversified," as defined in the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
MS-SPI-AR-R6
Invesco S&P 500 Index Fund

Invesco Senior Floating Rate Fund
Class A: OOSAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class A)	$112	1.10%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 3.09%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class A) —including sales charge	-0.44%	4.80%	3.61%
Invesco Senior Floating Rate Fund (Class A) —excluding sales charge	3.09%	5.50%	3.96%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-A
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class C: OOSCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class C)	$187	1.85%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 2.16%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class C) —including sales charge	1.21%	4.69%	3.33%
Invesco Senior Floating Rate Fund (Class C) —excluding sales charge	2.16%	4.69%	3.33%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-C
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R: OOSNX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R)	$137	1.35%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R shares of the Fund returned 2.83%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R)	2.83%	5.27%	3.71%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class Y: OOSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class Y)	$86	0.85%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 3.34%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class Y)	3.34%	5.79%	4.23%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-Y
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R5: SFRRX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R5)	$78	0.77%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 3.44%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R5)	3.44%	5.84%	4.19%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Senior Floating Rate Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class R5 shares changed from 0.78% to 0.73% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R5
Invesco Senior Floating Rate Fund

Invesco Senior Floating Rate Fund
Class R6: OOSIX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Senior Floating Rate Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Senior Floating Rate Fund (Class R6)	$77	0.76%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, senior loans benefited from elevated income levels, generally resilient credit fundamentals, relatively low default activity, and favorable supply-demand dynamics within the leveraged loan market. The Fund holds the vast majority of its portfolio in senior loans and benefited from this broader market environment.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 3.44%. For the same time period, the JP Morgan Leveraged Loan Index (the "Benchmark") returned 5.11%.
What contributed to relative performance?
• Relative to the Benchmark, on a credit rating basis, the Non-Rated (NR) credit ratings‡ category (those issues that do not have a rating for a number of reasons) acted as the largest contributor, while on a sector basis, the energy, metals and mining and telecommunications sectors acted as the largest contributors.
• Relative to the Benchmark, on an individual issuer basis, McDermott International, Ltd., Tribune Resources LLC, and ACNR Holdings, Inc. were the largest contributors.
What detracted from relative performance?
• Relative to the Benchmark, on a credit rating basis, individual credit selections within the B credit ratings‡ category acted as the largest detractor, while on a sector basis, the healthcare, chemicals and paper and packaging sectors acted as the largest detractors.
• Relative to the Benchmark, on an individual issuer basis, NewLife Forest Restoration LLC, MedAssets Software Intermediate Holdings, Inc. (no longer held at fiscal-year end) and Ascend Performance Materials Operations LLC were the largest detractors.
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's, Fitch Ratings, or Moody's Ratings, of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated (NR)" indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit spglobal.com, fitchratings.com and ratings.moodys.com.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Senior Floating Rate Fund (Class R6)	3.44%	5.88%	4.33%
JP Morgan Leveraged Loan Index	5.11%	6.57%	5.69%
Bloomberg U.S. Aggregate Bond Index	1.89%	-0.29%	1.40%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Senior Floating Rate Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$2,444,133,895
Total number of portfolio holdings	531
Total advisory fees paid	$16,126,519
Portfolio turnover rate	40%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings*
(% of net assets)
My Alarm Center LLC, Class A	1.80%
Monitronics International, Inc.	1.03%
Crown Finance US, Inc., First Lien Term Loan, 8.15%, 12/02/2031	0.85%
Monitronics International, Inc., DIP Term Loan A, 11.49%, 06/30/2028	0.82%
McDermott International, Ltd.	0.77%
Empire Today LLC	0.74%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan B, 5.98%, 04/20/2028	0.73%
Cerba (Chrome Bidco), Term Loan B, 6.25%, 06/30/2028	0.71%
SFR-Numericable (YPSO, Altice France), Term Loan B-12, 8.82%, 10/30/2028	0.69%
GI Revelation Acquisition LLC, Term Loan B-4, 7.19%, 05/12/2028	0.67%
* Excluding money market fund holdings, if any.
Credit quality ratings breakdown**
(% of total investments)
BBB-	1.0%
BB+	2.4%
BB	5.1%
BB-	6.8%
B+	14.0%
B	30.1%
B-	13.0%
CCC+	5.5%
CCC	2.6%
CCC-	1.3%
NR	8.7%
Equity	9.5%
** Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective January 1, 2026, the expense limitation for Class R6 shares changed from 0.78% to 0.69% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-SFLR-AR-R6
Invesco Senior Floating Rate Fund

Invesco Short Duration High Yield Municipal Fund
Class A: ISHAX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class A)	$87	0.85%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund, excluding sales charge, returned 5.07%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue (IDR / PCR) and the tax-supported sector contributed to the Fund’s performance relative to the Benchmark. Security selection among AA-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in California contributed to relative performance.
What detracted from relative performance?
• Sector allocation among bonds in the healthcare sector detracted from the Fund’s performance relative to the Benchmark during the fiscal year. Underweight exposure among non-rated bonds also detracted from relative performance.‡
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Duration High Yield Municipal Fund (Class A) —including sales charge	2.41%	0.74%	2.11%
Invesco Short Duration High Yield Municipal Fund (Class A) —excluding sales charge	5.07%	1.24%	2.37%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	1.54%	2.85%
S&P Municipal Bond High Yield Index	6.64%	1.36%	3.62%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,571,415,806
Total number of portfolio holdings	760
Total advisory fees paid	$5,880,984
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2023 D, VRD RB, 3.00%, 05/15/2053	1.27%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.03%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	0.92%
Indiana (State of) Finance Authority, Series 2025, Ref. RB, 5.00%, 11/15/2043	0.86%
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB, 4.63%, 10/01/2026	0.73%
Connecticut (State of) (Transportation Infrastructure), Series 2025, Ref. RB, 5.00%, 07/01/2045	0.67%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.65%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.64%
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	0.64%
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2024, Ref. VRD RB, 3.00%, 11/15/2054	0.64%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-A
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class C: ISHCX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class C)	$163	1.60%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class C shares of the Fund, excluding sales charge, returned 4.18%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue (IDR / PCR) and the tax-supported sector contributed to the Fund’s performance relative to the Benchmark. Security selection among AA-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in California contributed to relative performance.
What detracted from relative performance?
• Sector allocation among bonds in the healthcare sector detracted from the Fund’s performance relative to the Benchmark during the fiscal year. Underweight exposure among non-rated bonds also detracted from relative performance.‡
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Duration High Yield Municipal Fund (Class C) —including sales charge	3.18%	0.48%	1.76%
Invesco Short Duration High Yield Municipal Fund (Class C) —excluding sales charge	4.18%	0.48%	1.76%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	1.54%	2.85%
S&P Municipal Bond High Yield Index	6.64%	1.36%	3.62%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,571,415,806
Total number of portfolio holdings	760
Total advisory fees paid	$5,880,984
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2023 D, VRD RB, 3.00%, 05/15/2053	1.27%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.03%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	0.92%
Indiana (State of) Finance Authority, Series 2025, Ref. RB, 5.00%, 11/15/2043	0.86%
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB, 4.63%, 10/01/2026	0.73%
Connecticut (State of) (Transportation Infrastructure), Series 2025, Ref. RB, 5.00%, 07/01/2045	0.67%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.65%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.64%
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	0.64%
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2024, Ref. VRD RB, 3.00%, 11/15/2054	0.64%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-C
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class Y: ISHYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class Y)	$62	0.60%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 5.33%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue (IDR / PCR) and the tax-supported sector contributed to the Fund’s performance relative to the Benchmark. Security selection among AA-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in California contributed to relative performance.
What detracted from relative performance?
• Sector allocation among bonds in the healthcare sector detracted from the Fund’s performance relative to the Benchmark during the fiscal year. Underweight exposure among non-rated bonds also detracted from relative performance.‡
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Duration High Yield Municipal Fund (Class Y)	5.33%	1.49%	2.61%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	1.54%	2.85%
S&P Municipal Bond High Yield Index	6.64%	1.36%	3.62%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,571,415,806
Total number of portfolio holdings	760
Total advisory fees paid	$5,880,984
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2023 D, VRD RB, 3.00%, 05/15/2053	1.27%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.03%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	0.92%
Indiana (State of) Finance Authority, Series 2025, Ref. RB, 5.00%, 11/15/2043	0.86%
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB, 4.63%, 10/01/2026	0.73%
Connecticut (State of) (Transportation Infrastructure), Series 2025, Ref. RB, 5.00%, 07/01/2045	0.67%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.65%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.64%
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	0.64%
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2024, Ref. VRD RB, 3.00%, 11/15/2054	0.64%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-Y
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class R5: ISHFX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R5)	$55	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class R5 shares of the Fund returned 5.39%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue (IDR / PCR) and the tax-supported sector contributed to the Fund’s performance relative to the Benchmark. Security selection among AA-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in California contributed to relative performance.
What detracted from relative performance?
• Sector allocation among bonds in the healthcare sector detracted from the Fund’s performance relative to the Benchmark during the fiscal year. Underweight exposure among non-rated bonds also detracted from relative performance.‡
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Duration High Yield Municipal Fund (Class R5)	5.39%	1.64%	2.72%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	1.54%	2.85%
S&P Municipal Bond High Yield Index	6.64%	1.36%	3.62%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,571,415,806
Total number of portfolio holdings	760
Total advisory fees paid	$5,880,984
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2023 D, VRD RB, 3.00%, 05/15/2053	1.27%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.03%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	0.92%
Indiana (State of) Finance Authority, Series 2025, Ref. RB, 5.00%, 11/15/2043	0.86%
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB, 4.63%, 10/01/2026	0.73%
Connecticut (State of) (Transportation Infrastructure), Series 2025, Ref. RB, 5.00%, 07/01/2045	0.67%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.65%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.64%
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	0.64%
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2024, Ref. VRD RB, 3.00%, 11/15/2054	0.64%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-R5
Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration High Yield Municipal Fund
Class R6: ISHSX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Duration High Yield Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Duration High Yield Municipal Fund (Class R6)	$55	0.54%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 5.28%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, security selection among bonds in the industrial development revenue/pollution control revenue (IDR / PCR) and the tax-supported sector contributed to the Fund’s performance relative to the Benchmark. Security selection among AA-rated bonds also added to relative performance.‡ On a state level, security selection among bonds domiciled in California contributed to relative performance.
What detracted from relative performance?
• Sector allocation among bonds in the healthcare sector detracted from the Fund’s performance relative to the Benchmark during the fiscal year. Underweight exposure among non-rated bonds also detracted from relative performance.‡
‡ A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Non-Rated or NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select 'Understanding Credit Ratings' under Rating Resources 'About Ratings' on the homepage; https://ratings.moodys.io/ratings and select 'Understanding Ratings' on the homepage; www.fitchratings.com and select 'Ratings Definitions Criteria' under 'Resources' on the homepage. Then select 'Rating Definitions' under 'Resources' on the 'Contents' menu.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Duration High Yield Municipal Fund (Class R6)	5.28%	1.55%	2.64%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	1.54%	2.85%
S&P Municipal Bond High Yield Index	6.64%	1.36%	3.62%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,571,415,806
Total number of portfolio holdings	760
Total advisory fees paid	$5,880,984
Portfolio turnover rate	28%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2023 D, VRD RB, 3.00%, 05/15/2053	1.27%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds), Series 2022 A-1, RB, 4.00%, 08/01/2028	1.03%
District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB, 6.75%, 05/15/2040	0.92%
Indiana (State of) Finance Authority, Series 2025, Ref. RB, 5.00%, 11/15/2043	0.86%
Mission Economic Development Corp. (Natgasoline), Series 2018, Ref. RB, 4.63%, 10/01/2026	0.73%
Connecticut (State of) (Transportation Infrastructure), Series 2025, Ref. RB, 5.00%, 07/01/2045	0.67%
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children's Medical Center), Series 2025, RB, 5.25%, 12/01/2049	0.65%
Broward (County of), FL, Series 2015 A, RB, 5.00%, 10/01/2045	0.64%
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	0.64%
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System), Series 2024, Ref. VRD RB, 3.00%, 11/15/2054	0.64%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SDHYM-AR-R6
Invesco Short Duration High Yield Municipal Fund

Invesco Short Term Municipal Fund
Class A: ORSTX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class A)	$76	0.75%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class A shares of the Fund returned 2.28%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 2.15%.
What contributed to relative performance?
• During the fiscal year, security selection among state and local general obligation bonds contributed to the Fund's performance relative to the Benchmark. Security selection among higher coupon bonds (5.00%-5.49% specifically) also added to relative performance. On a state level, security selection among bonds domiciled in New Hampshire contributed to relative performance.
What detracted from relative performance?
• Security selection among tobacco settlement bonds detracted from the Fund's performance relative to the Benchmark during the fiscal year. Security selection among zero coupon bonds also detracted from relative performance. On a state level, bonds domiciled in Puerto Rico detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class A)	2.28%	1.88%	1.78%
S&P Municipal Bond Short Index	2.15%	1.76%	1.68%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Short Term Municipal Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,625,321,822
Total number of portfolio holdings	639
Total advisory fees paid	$6,263,768
Portfolio turnover rate	42%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	1.21%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.17%
Dallas (City of), TX Area Rapid Transit, Series 2016 B, Ref. RB, 5.00%, 12/01/2033	1.05%
Kentucky (Commonwealth of) Public Energy Authority, Series 2025 A, Ref. RB, 5.25%, 12/01/2029	1.04%
Michigan (State of) Building Authority (Facilities Program), Series 2023 I-M, VRD RB, 1.86%, 04/15/2058	1.00%
New York (City of), NY, Series 2021-3, VRD GO Bonds, 2.20%, 04/01/2042	0.98%
Michigan (State of) Housing Development Authority, Series 2022 B, VRD RB, 1.67%, 04/01/2062	0.92%
Board of Regents of the University of Texas System, Series 2026 B-1, VRD RB, 1.72%, 08/01/2056	0.86%
Miami-Dade (County of), FL Expressway Authority, Series 2010 A, RB, 5.00%, 07/01/2040	0.85%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.81%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-A
Invesco Short Term Municipal Fund

Invesco Short Term Municipal Fund
Class Y: ORSYX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class Y)	$51	0.50%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class Y shares of the Fund returned 2.54%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 2.15%.
What contributed to relative performance?
• During the fiscal year, security selection among state and local general obligation bonds contributed to the Fund's performance relative to the Benchmark. Security selection among higher coupon bonds (5.00%-5.49% specifically) also added to relative performance. On a state level, security selection among bonds domiciled in New Hampshire contributed to relative performance.
What detracted from relative performance?
• Security selection among tobacco settlement bonds detracted from the Fund's performance relative to the Benchmark during the fiscal year. Security selection among zero coupon bonds also detracted from relative performance. On a state level, bonds domiciled in Puerto Rico detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class Y)	2.54%	2.08%	2.04%
S&P Municipal Bond Short Index	2.15%	1.76%	1.68%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Short Term Municipal Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,625,321,822
Total number of portfolio holdings	639
Total advisory fees paid	$6,263,768
Portfolio turnover rate	42%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	1.21%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.17%
Dallas (City of), TX Area Rapid Transit, Series 2016 B, Ref. RB, 5.00%, 12/01/2033	1.05%
Kentucky (Commonwealth of) Public Energy Authority, Series 2025 A, Ref. RB, 5.25%, 12/01/2029	1.04%
Michigan (State of) Building Authority (Facilities Program), Series 2023 I-M, VRD RB, 1.86%, 04/15/2058	1.00%
New York (City of), NY, Series 2021-3, VRD GO Bonds, 2.20%, 04/01/2042	0.98%
Michigan (State of) Housing Development Authority, Series 2022 B, VRD RB, 1.67%, 04/01/2062	0.92%
Board of Regents of the University of Texas System, Series 2026 B-1, VRD RB, 1.72%, 08/01/2056	0.86%
Miami-Dade (County of), FL Expressway Authority, Series 2010 A, RB, 5.00%, 07/01/2040	0.85%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.81%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-Y
Invesco Short Term Municipal Fund

Invesco Short Term Municipal Fund
Class R6: STMUX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco Short Term Municipal Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Short Term Municipal Fund (Class R6)	$45	0.44%
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, Class R6 shares of the Fund returned 2.61%. For the same time period, the S&P Municipal Bond Short Index (the “Benchmark”) returned 2.15%.
What contributed to relative performance?
• During the fiscal year, security selection among state and local general obligation bonds contributed to the Fund's performance relative to the Benchmark. Security selection among higher coupon bonds (5.00%-5.49% specifically) also added to relative performance. On a state level, security selection among bonds domiciled in New Hampshire contributed to relative performance.
What detracted from relative performance?
• Security selection among tobacco settlement bonds detracted from the Fund's performance relative to the Benchmark during the fiscal year. Security selection among zero coupon bonds also detracted from relative performance. On a state level, bonds domiciled in Puerto Rico detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Short Term Municipal Fund (Class R6)	2.61%	2.15%	2.04%
S&P Municipal Bond Short Index	2.15%	1.76%	1.68%
S&P Municipal Bond Index	4.16%	0.79%	2.01%
Class R6 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Short Term Municipal Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$1,625,321,822
Total number of portfolio holdings	639
Total advisory fees paid	$6,263,768
Portfolio turnover rate	42%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
PEFA Inc. (Gas), Series 2019, RB, 5.00%, 09/01/2026	1.21%
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport), Series 2016, Ref. RB, 5.00%, 08/01/2031	1.17%
Dallas (City of), TX Area Rapid Transit, Series 2016 B, Ref. RB, 5.00%, 12/01/2033	1.05%
Kentucky (Commonwealth of) Public Energy Authority, Series 2025 A, Ref. RB, 5.25%, 12/01/2029	1.04%
Michigan (State of) Building Authority (Facilities Program), Series 2023 I-M, VRD RB, 1.86%, 04/15/2058	1.00%
New York (City of), NY, Series 2021-3, VRD GO Bonds, 2.20%, 04/01/2042	0.98%
Michigan (State of) Housing Development Authority, Series 2022 B, VRD RB, 1.67%, 04/01/2062	0.92%
Board of Regents of the University of Texas System, Series 2026 B-1, VRD RB, 1.72%, 08/01/2056	0.86%
Miami-Dade (County of), FL Expressway Authority, Series 2010 A, RB, 5.00%, 07/01/2040	0.85%
Main Street Natural Gas, Inc., Series 2022 C, RB, 4.00%, 11/01/2027	0.81%
Credit sector allocation
(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-STM-AR-R6
Invesco Short Term Municipal Fund

Invesco SMA Municipal Bond Fund
SMBMX
ANNUAL SHAREHOLDER REPORT | August 31, 2026
This annual shareholder report contains important information about Invesco SMA Municipal Bond Fund (the “Fund”) for the period September 1, 2025 to August 31, 2026. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco SMA Municipal Bond Fund	$0	0.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended August 31, 2026, despite heightened market volatility, the municipal bond market saw positive returns, inflows and strong credit fundamentals.
• For the fiscal year ended August 31, 2026, the Fund returned 5.46%. For the same time period, the Custom Invesco Short Duration High Yield Municipal Index (the “Benchmark”) returned 4.83%.
What contributed to relative performance?
• During the fiscal year, an underweight exposure and security selection among local general obligation bonds contributed to the Fund's performance relative to the Benchmark. Security selection among higher coupon bonds (5.00% and greater) also added to relative performance. On a state level, bonds domiciled in Texas contributed to relative return.
What detracted from relative performance?
• During the fiscal year, an underweight exposure to the dedicated tax sector detracted from the Fund's performance relative to the Benchmark. An underweight exposure and security selection among intermediate duration bonds (10.00-14.99 years specifically) also detracted from relative performance. On a state level, bonds domiciled in Colorado detracted from relative return.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (2/21/23)
Invesco SMA Municipal Bond Fund	5.46%	4.65%
Custom Invesco Short Duration High Yield Municipal Index	4.83%	4.51%
S&P Municipal Bond High Yield Index	6.64%	5.37%
S&P Municipal Bond Index	4.16%	3.41%
The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of August 31, 2026)
Fund net assets	$66,842,957
Total number of portfolio holdings	114
Total advisory fees paid	$0
Portfolio turnover rate	119%
What Comprised The Fund's Holdings?
(as of August 31, 2026)
Top ten holdings
(% of net assets)
Montana Facility Finance Authority, Series 2026, VRD RB, 2.20%, 05/15/2066	5.98%
Idaho (State of) Health Facilities Authority (St. Luke's Health System), Series 2018 C, VRD Ref. RB, 2.95%, 03/01/2048	2.25%
Cuyahoga (County of), OH (MetroHealth System), Series 2017, Ref. RB, 5.00%, 02/15/2037	1.87%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation), Series 2017, Ref. RB, 6.00%, 07/01/2047	1.81%
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community), Series 2026, Ref. RB, 5.00%, 06/01/2045	1.71%
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 B, Ref. RB, 5.00%, 07/01/2037	1.66%
New Hope Cultural Education Facilities Finance Corp. (Bella Vida Forefront Living), Series 2025 A, RB, 6.25%, 10/01/2045	1.60%
Kentucky (Commonwealth of) Public Energy Authority, Series 2023 A-1, Ref. RB, 5.25%, 02/01/2032	1.56%
Horace (City of), ND, Series 2024 C, Ref. GO Bonds, 4.75%, 05/01/2044	1.55%
Tobacco Settlement Financing Corp., Series 2018 A, Ref. RB, 5.00%, 06/01/2033	1.53%
Credit sector allocation
(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since August 31, 2025. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
SMAMB-AR-NA
Invesco SMA Municipal Bond Fund

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2026.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2026	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025
Audit Fees	$ 817,939	$ 755,351
Audit-Related Fees(1)	$ 0	$ 6,996
Tax Fees(2)	$ 235,018	$ 243,824
All Other Fees	$ 0	$ 0
Total Fees	$ 1,052,957	$ 1,006,171
(1)	Audit-Related Fees for the fiscal year ended 2025 include fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2026 and 2025 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2026 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,376,000	$1,177,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$1,376,000	$1,177,000

(1) Audit-Related Fees for the fiscal years ended 2026 and 2025 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Accounting Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,841,000 for the fiscal year ended August 31, 2026 and $6,681,000 for the fiscal year ended August 31, 2025. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,452,018 for the fiscal year ended August 31, 2026 and $8,101,824 for the fiscal year ended August 31, 2025.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information
August 31, 2026
Invesco American Franchise Fund
Nasdaq:
A: VAFAX ■ C: VAFCX ■ R: VAFRX ■ Y: VAFIX ■ R5: VAFNX ■ R6: VAFFX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–99.58%
Aerospace & Defense–2.92%
BAE Systems PLC (United Kingdom)	6,478,284	$177,736,277
Howmet Aerospace, Inc.	1,358,843	332,848,593
		510,584,870
Alternative Carriers–0.56%
Space Exploration Technologies Corp., Class A(b)(c)	682,208	98,026,468
Application Software–2.04%
Datadog, Inc., Class A(b)	1,140,190	270,270,638
Palantir Technologies, Inc., Class A(b)	466,483	86,943,101
		357,213,739
Automobile Manufacturers–0.93%
Tesla, Inc.(b)	439,360	161,662,512
Automotive Retail–0.81%
Carvana Co.(b)(c)	1,936,062	142,223,114
Biotechnology–1.76%
Argenx SE, ADR (Belgium)(b)	134,757	139,023,407
Vertex Pharmaceuticals, Inc.(b)	309,174	168,351,426
		307,374,833
Broadline Retail–6.61%
Amazon.com, Inc.(b)(d)	4,444,294	1,154,494,252
Building Products–2.18%
Johnson Controls International PLC	2,753,644	380,663,747
Cargo Ground Transportation–0.40%
FedEx Freight Holding Co., Inc.(b)	525,815	70,322,498
Communications Equipment–1.44%
Arista Networks, Inc.(b)	1,283,065	251,082,990
Construction Machinery & Heavy Transportation Equipment– 2.29%
Caterpillar, Inc.	502,246	400,526,118
Copper–1.58%
Freeport-McMoRan, Inc.	3,644,517	276,035,718
Electrical Components & Equipment–1.63%
Vertiv Holdings Co., Class A	1,102,211	285,164,030
Electronic Components–1.47%
Coherent Corp.(b)(c)	926,642	257,448,947
Food Distributors–0.66%
US Foods Holding Corp.(b)(c)	1,092,449	114,532,353
Heavy Electrical Equipment–1.58%
GE Vernova, Inc.	306,242	275,167,624
Hotels, Resorts & Cruise Lines–0.51%
Hilton Worldwide Holdings, Inc.	279,927	88,535,312
Industrial Machinery & Supplies & Components–1.08%
Parker-Hannifin Corp.	193,207	189,234,664
Shares		Value
Integrated Oil & Gas–0.88%
Suncor Energy, Inc. (Canada)	2,292,366	$153,175,896
Interactive Media & Services–8.48%
Alphabet, Inc., Class A	3,326,974	1,129,008,627
Meta Platforms, Inc., Class A	615,413	352,225,476
		1,481,234,103
Internet Services & Infrastructure–3.51%
Cloudflare, Inc., Class A(b)	1,037,538	316,563,219
Snowflake, Inc., Class A(b)(c)	893,297	296,065,425
		612,628,644
Investment Banking & Brokerage–4.51%
Goldman Sachs Group, Inc. (The)	382,813	392,727,857
Interactive Brokers Group, Inc., Class A	4,050,636	394,086,376
		786,814,233
Oil & Gas Storage & Transportation–1.30%
Williams Cos., Inc. (The)	3,020,640	226,699,032
Pharmaceuticals–3.05%
Eli Lilly and Co.	459,828	531,896,842
Semiconductor Materials & Equipment–7.34%
Applied Materials, Inc.	586,744	268,957,582
ASML Holding N.V., New York Shares (Netherlands)	188,096	319,012,697
Lam Research Corp.	2,298,688	693,031,445
		1,281,001,724
Semiconductors–20.93%
Advanced Micro Devices, Inc.(b)	1,102,217	518,835,586
Marvell Technology, Inc.	1,158,742	245,259,332
Monolithic Power Systems, Inc.	173,636	220,130,512
NVIDIA Corp.	9,319,600	2,057,581,288
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1,278,492	530,983,297
Texas Instruments, Inc.	311,328	81,228,589
		3,654,018,604
Systems Software–10.77%
CrowdStrike Holdings, Inc., Class A(b)	1,311,170	302,880,270
Microsoft Corp.	2,186,136	1,109,004,931
Palo Alto Networks, Inc.(b)	1,089,797	416,444,128
ServiceNow, Inc.(b)	357,590	52,919,744
		1,881,249,073
Technology Hardware, Storage & Peripherals–6.58%
Apple, Inc.	2,276,612	721,344,512
Dell Technologies, Inc., Class C	445,715	203,250,497
Sandisk Corp.(b)	143,095	224,186,937
		1,148,781,946
Tobacco–1.34%
Philip Morris International, Inc.	1,250,353	234,191,117
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco American Franchise Fund

Shares		Value
Transaction & Payment Processing Services–0.44%
Visa, Inc., Class A	202,847	$76,954,066
Total Common Stocks & Other Equity Interests (Cost $9,054,069,129)		17,388,939,069
Money Market Funds–0.21%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(e)(f)	12,916,037	12,916,037
Invesco Treasury Portfolio, Institutional Class, 3.66%(e)(f)	23,980,999	23,980,999
Total Money Market Funds (Cost $36,897,036)		36,897,036
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.79% (Cost $9,090,966,165)		17,425,836,105
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.03%
Invesco Private Government Fund, 3.73%(e)(f)(g)	49,843,092	$49,843,092
Invesco Private Prime Fund, 3.82%(e)(f)(g)	129,568,903	129,594,817
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $179,437,909)		179,437,909
TOTAL INVESTMENTS IN SECURITIES–100.82% (Cost $9,270,404,074)		17,605,274,014
OTHER ASSETS LESS LIABILITIES—(0.82)%		(143,445,443)
NET ASSETS–100.00%		$17,461,828,571
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)	All or a portion of this security was pledged as collateral in a segregated custody account. See Note 1J.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,154,748	$1,024,072,665	$(1,027,311,376)	$-	$-	$12,916,037	$1,434,593
Invesco Treasury Portfolio, Institutional Class	29,992,556	1,901,849,235	(1,907,860,792)	-	-	23,980,999	2,644,968
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,805,882	1,025,718,150	(985,680,940)	-	-	49,843,092	922,700*
Invesco Private Prime Fund	25,385,918	2,209,844,416	(2,105,613,808)	(1,126)	(20,583)	129,594,817	2,523,815*
Total	$81,339,104	$6,161,484,466	$(6,026,466,916)	$(1,126)	$(20,583)	$216,334,945	$7,526,076

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco American Franchise Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $9,054,069,129)*	$17,388,939,069
Investments in affiliated money market funds, at value (Cost $216,334,945)	216,334,945
Foreign currencies, at value (Cost $183)	187
Receivable for:
Investments sold	341,290,278
Fund shares sold	2,034,820
Dividends	5,178,333
Investment for trustee deferred compensation and retirement plans	2,363,777
Other assets	280,696
Total assets	17,956,422,105
Liabilities:
Payable for:
Investments purchased	296,828,536
Fund shares reacquired	7,766,798
Collateral upon return of securities loaned	179,437,909
Accrued fees to affiliates	7,686,314
Accrued trustees’ and officers’ fees and benefits	35,010
Accrued other operating expenses	419,937
Trustee deferred compensation and retirement plans	2,419,030
Total liabilities	494,593,534
Net assets applicable to shares outstanding	$17,461,828,571
Net assets consist of:
Shares of beneficial interest	$6,903,340,295
Distributable earnings	10,558,488,276
$17,461,828,571
Net Assets:
Class A	$16,298,861,032
Class C	$106,303,689
Class R	$136,244,183
Class Y	$696,155,730
Class R5	$57,934,071
Class R6	$166,329,866
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	540,166,300
Class C	4,662,331
Class R	4,854,083
Class Y	21,434,134
Class R5	1,770,710
Class R6	4,985,345
Class A:
Net asset value per share	$30.17
Maximum offering price per share (Net asset value of $30.17 ÷ 94.50%)	$31.93
Class C:
Net asset value and offering price per share	$22.80
Class R:
Net asset value and offering price per share	$28.07
Class Y:
Net asset value and offering price per share	$32.48
Class R5:
Net asset value and offering price per share	$32.72
Class R6:
Net asset value and offering price per share	$33.36

*	At August 31, 2026, securities with an aggregate value of $176,467,128 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco American Franchise Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $1,997,259)	$75,320,821
Dividends from affiliated money market funds (includes net securities lending income of $356,262)	4,435,823
Total investment income	79,756,644
Expenses:
Advisory fees	97,896,905
Administrative services fees	2,568,545
Custodian fees	85,181
Distribution fees:
Class A	41,104,314
Class C	1,150,064
Class R	656,585
Transfer agent fees — A, C, R and Y	17,226,958
Transfer agent fees — R5	58,726
Transfer agent fees — R6	48,164
Trustees’ and officers’ fees and benefits	156,819
Registration and filing fees	279,227
Reports to shareholders	1,045,355
Professional services fees	191,291
Other	155,604
Total expenses	162,623,738
Less: Fees waived and/or expenses reimbursed	(123,927)
Net expenses	162,499,811
Net investment income (loss)	(82,743,167)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	2,988,821,038
Affiliated investment securities	(20,583)
Foreign currencies	(46,837)
2,988,753,618
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,660,463,747)
Affiliated investment securities	(1,126)
Foreign currencies	(16,867)
(1,660,481,740)
Net realized and unrealized gain	1,328,271,878
Net increase in net assets resulting from operations	$1,245,528,711
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco American Franchise Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income (loss)	$(82,743,167)	$(67,281,391)
Net realized gain	2,988,753,618	1,736,201,544
Change in net unrealized appreciation (depreciation)	(1,660,481,740)	1,376,500,891
Net increase in net assets resulting from operations	1,245,528,711	3,045,421,044
Distributions to shareholders from distributable earnings:
Class A	(2,040,413,323)	(576,153,028)
Class C	(18,666,005)	(5,541,134)
Class R	(16,707,006)	(4,244,915)
Class Y	(80,668,732)	(21,391,066)
Class R5	(6,892,709)	(2,260,847)
Class R6	(18,483,645)	(3,908,076)
Total distributions from distributable earnings	(2,181,831,420)	(613,499,066)
Share transactions–net:
Class A	588,222,370	(507,602,597)
Class C	(3,214,236)	(10,717,895)
Class R	14,288,925	10,682,456
Class Y	61,831,333	6,359,251
Class R5	1,898,723	(10,444,523)
Class R6	14,393,871	28,946,621
Net increase (decrease) in net assets resulting from share transactions	677,420,986	(482,776,687)
Net increase (decrease) in net assets	(258,881,723)	1,949,145,291
Net assets:
Beginning of year	17,720,710,294	15,771,565,003
End of year	$17,461,828,571	$17,720,710,294
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$32.12	$(0.14)	$2.23	$2.09	$(4.04)	$30.17	7.35%	$16,298,861	0.93%	0.93%	(0.48)%	73%
Year ended 08/31/25	27.70	(0.12)	5.64	5.52	(1.10)	32.12	20.08	16,586,919	0.93	0.93	(0.41)	54
Year ended 08/31/24	21.06	(0.10)	6.74	6.64	—	27.70	31.53	14,820,036	0.96	0.96	(0.40)	51
Year ended 08/31/23	18.84	(0.03)	3.58	3.55	(1.33)	21.06	20.96	12,047,012	0.99	0.99	(0.18)	73
Year ended 08/31/22	32.86	(0.07)	(7.28)	(7.35)	(6.67)	18.84	(26.95)	10,777,375	0.95	0.95	(0.29)	97
Class C
Year ended 08/31/26	25.42	(0.29)	1.71	1.42	(4.04)	22.80	6.56	106,304	1.68	1.68	(1.23)	73
Year ended 08/31/25	22.28	(0.27)	4.51	4.24	(1.10)	25.42	19.19	120,980	1.68	1.68	(1.16)	54
Year ended 08/31/24	17.07	(0.22)	5.43	5.21	—	22.28	30.52	116,626	1.71	1.71	(1.15)	51
Year ended 08/31/23	15.65	(0.14)	2.89	2.75	(1.33)	17.07	20.07	105,284	1.74	1.74	(0.93)	73
Year ended 08/31/22	28.67	(0.21)	(6.14)	(6.35)	(6.67)	15.65	(27.50)	98,920	1.70	1.70	(1.04)	97
Class R
Year ended 08/31/26	30.23	(0.21)	2.09	1.88	(4.04)	28.07	7.10	136,244	1.18	1.18	(0.73)	73
Year ended 08/31/25	26.18	(0.18)	5.33	5.15	(1.10)	30.23	19.83	129,017	1.18	1.18	(0.66)	54
Year ended 08/31/24	19.96	(0.15)	6.37	6.22	—	26.18	31.16	100,589	1.21	1.21	(0.65)	51
Year ended 08/31/23	17.97	(0.07)	3.39	3.32	(1.33)	19.96	20.68	68,815	1.24	1.24	(0.43)	73
Year ended 08/31/22	31.73	(0.12)	(6.97)	(7.09)	(6.67)	17.97	(27.12)	51,531	1.20	1.20	(0.54)	97
Class Y
Year ended 08/31/26	34.19	(0.07)	2.40	2.33	(4.04)	32.48	7.63	696,156	0.68	0.68	(0.23)	73
Year ended 08/31/25	29.35	(0.05)	5.99	5.94	(1.10)	34.19	20.39	666,747	0.68	0.68	(0.16)	54
Year ended 08/31/24	22.26	(0.04)	7.13	7.09	—	29.35	31.85	565,271	0.71	0.71	(0.15)	51
Year ended 08/31/23	19.79	0.02	3.78	3.80	(1.33)	22.26	21.24	421,845	0.74	0.74	0.07	73
Year ended 08/31/22	34.08	(0.01)	(7.61)	(7.62)	(6.67)	19.79	(26.75)	410,990	0.70	0.70	(0.04)	97
Class R5
Year ended 08/31/26	34.41	(0.07)	2.42	2.35	(4.04)	32.72	7.64	57,934	0.68	0.68	(0.23)	73
Year ended 08/31/25	29.53	(0.05)	6.03	5.98	(1.10)	34.41	20.40	58,779	0.68	0.68	(0.16)	54
Year ended 08/31/24	22.39	(0.03)	7.17	7.14	—	29.53	31.89	61,422	0.70	0.70	(0.14)	51
Year ended 08/31/23	19.89	0.02	3.81	3.83	(1.33)	22.39	21.28	41,963	0.71	0.71	0.10	73
Year ended 08/31/22	34.22	(0.01)	(7.65)	(7.66)	(6.67)	19.89	(26.76)	35,453	0.69	0.69	(0.03)	97
Class R6
Year ended 08/31/26	34.99	(0.05)	2.46	2.41	(4.04)	33.36	7.69	166,330	0.61	0.61	(0.16)	73
Year ended 08/31/25	29.99	(0.03)	6.13	6.10	(1.10)	34.99	20.49	158,268	0.61	0.61	(0.09)	54
Year ended 08/31/24	22.73	(0.02)	7.28	7.26	—	29.99	31.94	107,621	0.63	0.63	(0.07)	51
Year ended 08/31/23	20.16	0.03	3.87	3.90	(1.33)	22.73	21.35	79,212	0.64	0.64	0.17	73
Year ended 08/31/22	34.55	0.01	(7.73)	(7.72)	(6.67)	20.16	(26.67)	65,853	0.62	0.62	0.04	97

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco American Franchise Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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Invesco American Franchise Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned
9
Invesco American Franchise Fund

securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
In connection with securities lending arrangements with certain borrowers, the Fund may transfer securities and/or cash to a segregated custody account at the custodian (the “Collateral Account”) over which the relevant borrower is granted a lien. Pursuant to the related agreements governing the arrangements, the relevant borrower is granted a security interest in the Collateral Account and the assets held therein to secure the Fund’s obligation to return the cash collateral received from the borrower at the termination of the applicable securities loan. Such arrangements are undertaken to alleviate the borrower from the potential adverse impacts of borrower regulatory capital constraints and to facilitate securities lending activity between the Fund and the borrower. Whether the Fund transfers assets to the Collateral Account, thereby encumbering them for the benefit of the borrower, is solely at the discretion of the Fund and the Adviser as securities lending agent; the Fund is not contractually obligated to the borrower to maintain any securities and/or cash (or any associated minimum balance) in the Collateral Account. The Fund also has the contractual right to withdraw such assets from the Collateral Account, except during certain times of the day and under certain circumstances as outlined in the related agreements governing the arrangements. The security interest in the Collateral Account is enforceable (and the borrower can access the securities and/or cash therein) only upon specified default events with respect to the Fund, including the Fund’s failure to return the cash collateral to the borrower. As of August 31, 2026, securities and/or cash with an approximate fair value of $5,314,894 were held in Collateral Accounts. The Fund retains beneficial ownership of such securities and/or cash, which remain recognized as assets of the Fund on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $8,287 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
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Invesco American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Next $5 billion	0.520%
Next $5 billion	0.510%
Over $20 billion	0.500%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.56%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $123,927.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $1,437,280 in front-end sales commissions from the sale of Class A shares and $29,390 and $4,464 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $60,924 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
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Invesco American Franchise Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$17,211,202,792	$177,736,277	$—	$17,388,939,069
Money Market Funds	36,897,036	179,437,909	—	216,334,945
Total Investments	$17,248,099,828	$357,174,186	$—	$17,605,274,014
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Long-term capital gain	$2,181,831,420	$613,499,066

Tax Components of Net Assets at Period-End:
2026
Undistributed long-term capital gain	$2,308,446,854
Net unrealized appreciation — investments	8,307,947,895
Net unrealized appreciation — foreign currencies	83,892
Temporary book/tax differences	(1,125,241)
Late-Year ordinary loss deferral	(56,865,124)
Shares of beneficial interest	6,903,340,295
Total net assets	$17,461,828,571
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $12,764,363,006 and $14,381,777,396, respectively. As of August 31, 2026, the aggregate cost of
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Invesco American Franchise Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$8,396,117,792
Aggregate unrealized (depreciation) of investments	(88,169,897)
Net unrealized appreciation of investments	$8,307,947,895
Cost of investments for tax purposes is $9,297,326,119.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2026, undistributed net investment income (loss) was increased by $79,147,410, undistributed net realized gain was increased by $46,784 and shares of beneficial interest was decreased by $79,194,194. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	15,863,087	$479,832,583	18,437,072	$534,363,367
Class C	581,123	13,520,826	878,928	20,126,708
Class R	998,614	28,245,645	1,229,756	32,791,122
Class Y	4,174,946	137,184,670	4,065,948	124,269,884
Class R5	212,005	7,225,907	156,099	4,901,305
Class R6	1,025,193	33,661,050	1,588,248	49,422,881
Issued as reinvestment of dividends:
Class A	66,853,410	1,889,277,231	17,427,572	537,117,780
Class C	847,285	18,191,202	219,859	5,393,142
Class R	633,706	16,685,479	145,717	4,234,518
Class Y	1,827,839	55,493,187	478,078	15,657,070
Class R5	223,241	6,828,942	68,075	2,243,761
Class R6	543,261	16,933,456	103,297	3,460,443
Automatic conversion of Class C shares to Class A shares:
Class A	452,475	13,525,102	532,075	15,621,545
Class C	(591,536)	(13,525,102)	(668,271)	(15,621,545)
Reacquired:
Class A	(59,440,916)	(1,794,412,546)	(55,068,328)	(1,594,705,289)
Class C	(933,635)	(21,401,162)	(905,964)	(20,616,200)
Class R	(1,046,746)	(30,642,199)	(948,835)	(26,343,184)
Class Y	(4,071,890)	(130,846,524)	(4,303,013)	(133,567,703)
Class R5	(372,821)	(12,156,126)	(595,929)	(17,589,589)
Class R6	(1,106,794)	(36,200,635)	(756,507)	(23,936,703)
Net increase (decrease) in share activity	26,671,847	$677,420,986	(17,916,123)	$(482,776,687)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board considered that stock selection in and an underweight exposure to certain sectors
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Invesco American Franchise Fund

detracted from Fund performance. In response to a follow-up request from the independent Trustees, management discussed with the Board additional reasons for the Fund’s challenged one-year performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the Fund’s contractual management fee schedule was amended effective July 1, 2024 to add additional breakpoints for assets over $15 billion and $20 billion.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations  in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent
16
Invesco American Franchise Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17
Invesco American Franchise Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,181,831,420
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco American Franchise Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
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Invesco American Franchise Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-AMFR-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Core Plus Bond Fund
Nasdaq:
A: ACPSX ■ C: CPCFX ■ R: CPBRX ■ Y: CPBYX ■ R5: CPIIX ■ R6: CPBFX

2	Schedule of Investments
44	Financial Statements
47	Financial Highlights
48	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
59	Approval of Investment Advisory and Sub-Advisory Contracts
61	Tax Information
62	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–39.90%
Advertising–0.06%
Clear Channel Outdoor Holdings, Inc.,
7.13%, 02/15/2031(b)	$125,000	$128,994
7.50%, 03/15/2033(b)	125,000	131,822
Lamar Media Corp., 5.38%, 11/01/2033(b)	2,307,000	2,246,084
Omnicom Group, Inc.,
4.20%, 03/02/2029	514,000	505,210
5.30%, 06/02/2036	250,000	238,567
		3,250,677
Aerospace & Defense–0.31%
BAE Systems PLC (United Kingdom), 5.13%, 03/26/2029(b)	604,000	609,350
Boeing Co. (The),
6.26%, 05/01/2027	4,000	4,043
6.30%, 05/01/2029	14,000	14,467
6.53%, 05/01/2034	18,000	19,215
5.81%, 05/01/2050	2,000	1,886
General Dynamics Corp., 4.95%, 08/15/2035	9,000	8,802
Hexcel Corp., 5.88%, 02/26/2035	5,000	5,041
Honeywell Aerospace, Inc.,
3.90%, 03/16/2028	3,320,000	3,284,702
4.00%, 03/16/2029	1,310,000	1,286,228
4.30%, 03/16/2031	643,000	625,255
4.60%, 03/16/2033	306,000	295,965
4.95%, 03/16/2036	262,000	251,820
Howmet Aerospace, Inc.,
3.75%, 03/03/2028(c)	887,000	875,567
3.90%, 04/15/2029	277,000	271,126
4.85%, 10/15/2031	11,000	10,900
4.55%, 11/15/2032	349,000	337,704
4.75%, 04/15/2036	85,000	80,979
Huntington Ingalls Industries, Inc.,
5.35%, 01/15/2030	22,000	22,195
5.75%, 01/15/2035	9,000	9,087
Lockheed Martin Corp.,
4.15%, 08/15/2028	106,000	105,181
4.50%, 02/15/2029	21,000	20,942
4.40%, 08/15/2030	184,000	181,317
4.80%, 08/15/2034	10,000	9,769
5.90%, 11/15/2063	1,000	983
RTX Corp.,
5.75%, 01/15/2029	10,000	10,233
6.00%, 03/15/2031	8,000	8,332
5.15%, 02/27/2033	2,000	2,003
6.40%, 03/15/2054	2,000	2,096
Textron, Inc., 4.95%, 03/15/2036	30,000	28,623
TransDigm, Inc.,
6.75%, 08/15/2028(b)	820,000	826,234
6.38%, 03/01/2029(b)	5,253,000	5,337,389
6.38%, 05/31/2033(b)	1,129,000	1,132,769
		15,680,203
Principal Amount		Value
Agricultural & Farm Machinery–0.12%
AGCO Corp.,
5.45%, 03/21/2027	$7,000	$7,028
5.80%, 03/21/2034	1,000	1,004
CNH Industrial Capital LLC, 4.75%, 03/21/2028	45,000	44,966
Deere Funding Canada Corp., 4.15%, 10/09/2030	1,059,000	1,029,419
Imperial Brands Finance PLC (United Kingdom),
4.50%, 06/30/2028(b)	594,000	590,928
4.88%, 02/07/2032(b)	1,803,000	1,764,171
5.50%, 07/07/2036(b)	406,000	393,883
6.38%, 07/01/2055(b)	253,000	245,978
John Deere Capital Corp.,
Series I, 3.90%, 03/09/2029(c)	838,000	823,156
4.20%, 03/10/2031	871,000	846,182
4.38%, 10/15/2030	234,000	230,297
5.10%, 04/11/2034	11,000	10,965
		5,987,977
Agricultural Products & Services–0.33%
Archer-Daniels-Midland Co.,
4.83%, 09/01/2031	8,845,000	8,764,604
5.27%, 09/01/2036(c)	7,241,000	7,146,906
Cargill, Inc., 4.13%, 10/23/2030(b)	480,000	465,825
		16,377,335
Air Freight & Logistics–0.00%
GXO Logistics, Inc.,
6.25%, 05/06/2029	32,000	32,870
6.50%, 05/06/2034	5,000	5,167
United Parcel Service, Inc.,
4.65%, 10/15/2030	92,000	91,512
5.15%, 05/22/2034	8,000	8,014
5.25%, 05/14/2035	15,000	15,020
5.50%, 05/22/2054	3,000	2,776
		155,359
Alternative Carriers–0.53%
APLD ComputeCo 2 LLC, 6.75%, 03/15/2031(b)	142,000	136,520
Space Exploration Technologies Corp.,
5.35%, 07/15/2031(b)	9,400,000	9,191,484
5.65%, 07/15/2033(b)	2,004,000	1,934,383
5.88%, 07/15/2036(b)(c)	9,013,000	8,498,509
6.60%, 07/15/2046(b)	1,774,000	1,611,684
6.65%, 07/15/2056(b)(c)	5,516,000	4,912,881
		26,285,461
Aluminum–0.01%
JSC Uzbekneftegaz (Uzbekistan), 8.75%, 05/07/2030(b)	300,000	322,124
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Apparel, Accessories & Luxury Goods–0.01%
Gildan Activewear, Inc. (Canada),
4.70%, 10/07/2030(b)	$311,000	$303,114
5.40%, 10/07/2035(b)	16,000	15,351
		318,465
Application Software–0.17%
Autodesk, Inc., 5.30%, 06/15/2035	4,000	3,921
Cadence Design Systems, Inc., 4.70%, 09/10/2034	4,000	3,844
Cloud Software Group, Inc., 6.50%, 03/31/2029(b)	262,000	260,948
Dynatrace LLC, Conv., 0.00%, 09/01/2031(b)(d)	1,051,000	1,133,504
RD Michigan Property Owner I LLC, 7.50%, 03/30/2045(b)	4,313,000	4,114,427
Roper Technologies, Inc.,
4.25%, 09/15/2028	106,000	104,897
4.50%, 10/15/2029	23,000	22,709
4.45%, 09/15/2030	122,000	119,199
4.75%, 02/15/2032	9,000	8,776
4.90%, 10/15/2034	16,000	15,199
5.10%, 09/15/2035	20,000	19,070
Salesforce, Inc.,
4.90%, 09/15/2031	1,896,000	1,871,855
5.55%, 03/15/2036	438,000	430,189
6.40%, 03/15/2046	83,000	81,789
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	116,000	116,104
Synopsys, Inc., 5.70%, 04/01/2055	3,000	2,779
		8,309,210
Asset Management & Custody Banks–0.58%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	19,000	18,757
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	17,000	17,366
5.15%, 05/15/2033	4,000	3,995
5.20%, 04/15/2035	29,000	28,435
5.35%, 06/15/2036	358,000	350,237
Bank of New York Mellon Corp. (The),
4.33% (SOFR + 0.68%), 06/09/2028(e)	308,000	308,672
4.89%, 07/21/2028(f)	38,000	38,137
4.98%, 03/14/2030(f)	4,000	4,018
4.54%, 04/23/2032(c)(f)	462,000	451,604
5.06%, 07/22/2032(f)	8,000	7,984
5.19%, 03/14/2035(f)	3,000	2,972
5.09%, 04/23/2037(f)	526,000	509,575
Series J, 4.76%, 08/12/2030(f)	5,545,000	5,526,450
4.97%, 04/26/2034(f)	3,000	2,944
5.18%, 08/12/2034(c)(f)	7,167,000	7,113,583
Blue Owl Capital Corp., 6.30%, 08/15/2031	919,000	911,931
Blue Owl Technology Finance Corp., 6.50%, 10/15/2029	10,192,000	10,108,956
Citadel L.P.,
6.00%, 01/23/2030(b)	19,000	19,374
6.38%, 01/23/2032(b)	12,000	12,355
Principal Amount		Value
Asset Management & Custody Banks–(continued)
FS KKR Capital Corp., 6.13%, 01/15/2030	$119,000	$116,748
Hercules Capital, Inc., 6.30%, 07/24/2031	622,000	619,984
Northern Trust Corp.,
4.15%, 11/19/2030	297,000	289,396
6.13%, 11/02/2032	4,000	4,200
5.12%, 11/19/2040(f)	39,000	37,262
State Street Corp.,
4.61% (SOFR + 0.95%), 04/24/2028(e)	3,000	3,010
5.68%, 11/21/2029(f)	4,000	4,080
4.73%, 02/28/2030	3,000	2,992
4.83%, 04/24/2030	3,000	3,005
6.12%, 11/21/2034(f)	4,000	4,162
5.15%, 02/28/2036(f)	3,000	2,944
4.78%, 10/23/2036(f)	27,000	25,601
Trinity Capital, Inc., 7.00%, 05/21/2031	1,935,000	1,951,950
Voya Global Funding, 4.60%, 11/24/2030(b)	647,000	631,236
		29,133,915
Automobile Manufacturers–0.63%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	775,000	773,364
American Honda Finance Corp.,
Series A, 4.55%, 04/10/2028	948,000	945,164
4.90%, 04/10/2031	737,000	727,394
4.90%, 01/10/2034	3,000	2,893
Daimler Truck Finance North America LLC (Germany),
5.00%, 01/15/2027(b)	360,000	360,800
4.65%, 10/12/2030(b)(c)	648,000	637,994
5.00%, 10/12/2032(b)	460,000	451,697
5.38%, 01/18/2034(b)	203,000	201,428
5.63%, 01/13/2035(b)	295,000	295,250
Ford Motor Credit Co. LLC,
7.35%, 11/04/2027	198,000	203,019
5.92%, 03/20/2028	514,000	519,059
6.80%, 05/12/2028	959,000	983,835
6.80%, 11/07/2028	832,000	857,346
7.20%, 06/10/2030	685,000	718,147
5.42%, 04/09/2031(c)	1,358,000	1,339,533
7.12%, 11/07/2033	141,000	148,386
Honda Motor Co. Ltd. (Japan),
4.44%, 07/08/2028	287,000	285,084
4.69%, 07/08/2030	51,000	50,317
Hyundai Capital America,
4.88%, 06/23/2027(b)	185,000	185,704
5.00%, 01/07/2028(b)	156,000	156,410
5.60%, 03/30/2028(b)	10,000	10,107
4.60%, 04/06/2028(b)	2,218,000	2,210,759
5.35%, 03/19/2029(b)	7,000	7,054
4.75%, 04/06/2029(b)	1,561,000	1,549,773
5.30%, 01/08/2030(b)	139,000	139,871
5.80%, 04/01/2030(b)	2,000	2,037
5.00%, 06/18/2031(b)(c)	1,998,000	1,973,909
5.25%, 06/21/2033(b)	1,341,000	1,317,058
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Automobile Manufacturers–(continued)
Hyundai Capital Services, Inc. (South Korea), 5.25%, 01/22/2028(b)	$4,005,000	$4,031,261
Mercedes-Benz Finance North America LLC (Germany),
4.13%, 03/10/2028(b)	1,965,000	1,946,390
5.10%, 08/03/2028(b)(c)	648,000	651,494
4.85%, 01/11/2029(b)	444,000	443,404
PACCAR Financial Corp., 4.00%, 09/26/2029	54,000	53,169
Toyota Motor Credit Corp.,
Series B, 4.05%, 03/13/2029	1,736,000	1,710,949
4.55%, 05/14/2031	3,122,000	3,066,700
4.60%, 03/11/2033	448,000	433,231
4.55%, 08/09/2029	25,000	24,877
5.10%, 03/21/2031	4,000	4,020
Volkswagen Group of America Finance LLC (Germany),
5.25%, 03/22/2029(b)(c)	732,000	734,416
4.95%, 08/15/2029(b)	650,000	646,577
5.60%, 03/22/2034(b)	487,000	481,067
		31,280,947
Automotive Parts & Equipment–0.89%
American Axle & Manufacturing, Inc.,
5.00%, 10/01/2029(c)	500,000	488,513
6.38%, 10/15/2032(b)	258,000	258,380
7.75%, 10/15/2033(b)(c)	616,000	619,214
BMW US Capital LLC (Germany),
4.75%, 08/04/2028(b)(c)	17,785,000	17,768,766
4.40%, 03/19/2029(b)(c)	2,992,000	2,961,573
4.90%, 08/06/2029(b)	9,296,000	9,262,307
4.50%, 08/11/2030(b)	101,000	98,758
4.65%, 03/19/2031(b)(c)	2,036,000	1,989,994
5.00%, 03/19/2033(b)	443,000	431,591
Clarios Global L.P./Clarios US Finance Co., 6.75%, 02/15/2030(b)	528,000	543,111
ERAC USA Finance LLC,
5.00%, 02/15/2029(b)	18,000	18,093
4.50%, 10/30/2029(b)(c)	2,387,000	2,359,881
4.70%, 04/30/2031(b)(c)	2,229,000	2,198,657
4.90%, 05/01/2033(b)	5,000	4,898
5.25%, 04/30/2036(b)	350,000	342,712
Magna International, Inc. (Canada), 5.88%, 06/01/2035	9,000	9,214
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	421,000	419,361
Phinia, Inc.,
6.75%, 04/15/2029(b)	522,000	533,471
6.63%, 10/15/2032(b)	16,000	16,272
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	291,000	296,009
7.13%, 04/14/2030(b)	125,000	127,322
6.75%, 04/23/2030(b)	133,000	134,124
7.50%, 03/24/2031(b)(c)	3,017,000	3,095,210
6.88%, 04/23/2032(b)(c)	347,000	348,020
		44,325,451
Principal Amount		Value
Automotive Retail–0.15%
Advance Auto Parts, Inc.,
5.95%, 03/09/2028	$22,000	$22,197
3.90%, 04/15/2030	143,000	134,418
7.00%, 08/01/2030(b)	1,594,000	1,630,709
7.38%, 08/01/2033(b)(c)	1,043,000	1,069,664
AutoZone, Inc., 5.20%, 08/01/2033	4,000	3,962
Carvana Co., 0.00% PIK Rate, 9.00% Cash Rate, 06/01/2031(b)(g)	385,000	424,731
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	800,000	783,034
Lithia Motors, Inc.,
4.63%, 12/15/2027(b)	500,000	498,476
5.50%, 10/01/2030(b)	2,906,000	2,886,501
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	11,000	10,688
		7,464,380
Biotechnology–0.51%
AbbVie, Inc.,
4.50%, 08/18/2028(c)	8,220,000	8,201,739
4.80%, 03/15/2029	26,000	26,041
4.65%, 03/15/2030	5,260,000	5,227,035
4.88%, 09/15/2031	4,977,000	4,942,993
5.05%, 03/15/2034	9,000	8,906
5.40%, 03/15/2054	3,000	2,748
5.50%, 03/15/2064	2,000	1,819
Amgen, Inc.,
5.15%, 03/02/2028	9,000	9,057
5.25%, 03/02/2030	3,000	3,028
Gilead Sciences, Inc.,
5.25%, 10/15/2033	5,000	5,044
5.55%, 10/15/2053	2,000	1,885
Moderna, Inc., Conv., 0.00%, 03/01/2032(b)(d)	6,812,000	6,986,387
		25,416,682
Brewers–0.03%
Central American Bottling Corp./CBC Bottling Holdco S.L./Beliv Holdco S.L. (Guatemala), 5.25%, 04/27/2029(b)	400,000	393,108
Cia Cervecerias Unidas S.A. (Chile), 3.35%, 01/19/2032(b)	250,000	223,418
Maple Parent Holdings Corp., 4.75%, 03/26/2029(b)	870,000	863,464
		1,479,990
Broadcasting–0.10%
Gray Media, Inc., 9.63%, 07/15/2032(b)	75,000	77,043
Nexstar Media, Inc.,
4.75%, 11/01/2028(b)	79,000	77,890
6.50%, 09/15/2033(b)	2,412,000	2,424,103
7.25%, 04/15/2034(b)(c)	1,921,000	1,947,156
Paramount Global, 4.95%, 01/15/2031	300,000	280,095
Univision Communications, Inc., 4.50%, 05/01/2029(b)	291,000	277,218
		5,083,505
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Broadline Retail–0.67%
Amazon.com, Inc.,
4.60%, 07/09/2029(c)	$13,004,000	$12,946,263
4.25%, 03/13/2031	3,218,000	3,122,225
4.80%, 07/09/2031(c)	11,788,000	11,682,596
4.88%, 03/13/2036	544,000	517,380
5.30%, 07/09/2036(c)	2,957,000	2,895,032
5.65%, 03/13/2046	318,000	298,327
eBay, Inc., 4.25%, 03/06/2029	620,000	611,578
El Puerto de Liverpool S.A.B. de C.V. (Mexico), 6.66%, 01/22/2037(b)	455,000	470,015
Prosus N.V. (China),
5.53%, 07/13/2033(b)	250,000	248,426
5.87%, 07/13/2036(b)	800,000	793,736
		33,585,578
Building Products–0.02%
Carrier Global Corp., 5.90%, 03/15/2034	4,000	4,129
CRH America Finance, Inc.,
4.40%, 02/09/2031	532,000	517,419
5.00%, 02/09/2036	36,000	34,450
5.60%, 02/09/2056	1,000	931
Lennox International, Inc., 5.50%, 09/15/2028	10,000	10,132
Rentokil Terminix Funding PLC (United Kingdom), 4.63%, 04/23/2031(b)	658,000	638,972
		1,206,033
Cable & Satellite–0.29%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 06/01/2029(b)	557,000	547,339
6.38%, 09/01/2029(b)	564,000	564,847
4.75%, 03/01/2030(b)	573,000	543,723
4.50%, 08/15/2030(b)	146,000	135,981
7.38%, 03/01/2031(b)	207,000	209,766
4.75%, 02/01/2032(b)	36,000	32,281
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
6.05%, 02/15/2032	2,685,000	2,688,755
6.65%, 02/01/2034	7,000	7,041
6.60%, 02/15/2034(c)	2,005,000	2,019,116
5.85%, 12/01/2035	17,000	15,986
6.95%, 08/15/2036(c)	5,503,000	5,516,143
6.70%, 12/01/2055	5,000	4,542
Directv Financing LLC, 8.88%, 02/01/2030(b)	282,000	288,851
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/2031(b)	246,000	260,471
EchoStar Corp., 6.75% PIK Rate, 2.00% Cash Rate, 11/30/2030(g)	416,000	422,736
Versant Media Group, Inc., 7.25%, 01/30/2031(b)	263,000	272,891
Principal Amount		Value
Cable & Satellite–(continued)
Virgin Media Secured Finance PLC (United Kingdom), 4.50%, 08/15/2030(b)	$1,100,000	$910,354
		14,440,823
Cargo Ground Transportation–0.25%
Fedex Freight Holding Co., Inc.,
4.30%, 03/15/2029(b)	517,000	507,102
4.65%, 03/15/2031(b)	513,000	498,871
4.95%, 03/15/2033(b)	129,000	123,954
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.35%, 01/12/2027(b)	3,000	3,007
5.70%, 02/01/2028(b)	2,000	2,023
5.55%, 05/01/2028(b)	7,000	7,076
6.05%, 08/01/2028(b)	6,000	6,121
5.25%, 02/01/2030(b)	100,000	100,161
4.55%, 01/15/2031(b)	489,000	478,951
Ryder System, Inc.,
4.90%, 12/01/2029	37,000	37,050
4.30%, 12/01/2030	537,000	522,759
5.00%, 09/15/2031	10,540,000	10,453,426
		12,740,501
Casinos & Gaming–0.07%
Las Vegas Sands Corp.,
5.30%, 05/15/2031	1,092,000	1,079,487
5.65%, 05/18/2033	341,000	335,786
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)(c)	500,000	486,270
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)(c)	800,000	771,311
Wynn Macau Ltd. (Macau),
5.13%, 12/15/2029(b)(c)	250,000	244,488
5.13%, 12/15/2029(b)(c)	400,000	391,181
		3,308,523
Coal & Consumable Fuels–0.19%
Australian MetCoal Financing Pty Ltd. (Australia),
6.25%, 10/22/2031(b)	186,000	187,865
6.75%, 04/22/2034(b)	299,000	303,102
Rio Grande LNG LLC,
5.25%, 06/30/2031(b)	3,988,000	3,943,798
5.50%, 01/30/2034(b)	1,817,000	1,783,424
5.75%, 06/30/2036(b)	2,001,000	1,950,042
6.15%, 06/30/2041(b)(c)	1,472,000	1,432,345
		9,600,576
Commercial & Residential Mortgage Finance–0.17%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	6,000	6,110
6.75%, 10/25/2028(b)	23,000	23,768
4.25%, 04/30/2029(b)	235,000	230,389
4.80%, 10/24/2030(b)(c)	435,000	426,822
Nationstar Mortgage Holdings LLC, 6.50%, 08/01/2029(b)(c)	518,000	514,115
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Commercial & Residential Mortgage Finance–(continued)
Nationwide Building Society (United Kingdom),
6.56%, 10/18/2027(b)(f)	$800,000	$802,143
5.05%, 07/14/2032(b)(f)	4,853,000	4,780,421
Radian Group, Inc., 6.20%, 05/15/2029	18,000	18,495
Rocket Cos., Inc.,
6.13%, 08/01/2030(b)	673,000	682,329
6.13%, 08/01/2031(b)	291,000	294,861
6.50%, 06/15/2034(b)	658,000	668,850
Walker & Dunlop, Inc., 6.63%, 04/01/2033(b)	258,000	256,651
		8,704,954
Computer & Electronics Retail–0.02%
Dell International LLC/EMC Corp., 5.50%, 04/01/2035	68,000	67,721
Leidos, Inc., 4.10%, 03/15/2029	941,000	922,740
		990,461
Construction & Engineering–0.08%
AECOM, 6.00%, 08/01/2033(b)	267,000	266,248
Bioceanico Sovereign Certificate Ltd. (Paraguay), 0.00%, 06/05/2034(b)(d)	95,927	78,619
Quanta Services, Inc., 4.85%, 08/09/2029(c)	3,474,000	3,463,097
		3,807,964
Construction Machinery & Heavy Transportation Equipment– 0.19%
Caterpillar Financial Services Corp.,
3.75%, 02/23/2029(c)	4,109,000	4,024,862
4.16% (SOFR + 0.49%), 02/23/2029(e)	2,111,000	2,111,816
Series L, 4.50%, 05/15/2031	1,847,000	1,815,952
Caterpillar, Inc., 5.20%, 05/15/2035	12,000	11,976
Cummins, Inc.,
4.70%, 02/15/2031	302,000	300,279
5.30%, 05/09/2035	41,000	40,843
Komatsu Finance America, Inc., 4.20%, 09/18/2030(b)	852,000	826,451
Westinghouse Air Brake Technologies Corp.,
4.90%, 05/29/2030	128,000	127,476
5.50%, 05/29/2035	47,000	46,971
		9,306,626
Construction Materials–0.00%
JH North America Holdings, Inc.,
5.88%, 01/31/2031(b)	137,000	137,999
6.13%, 07/31/2032(b)	78,000	78,766
		216,765
Consumer Electronics–0.08%
LG Electronics, Inc. (South Korea),
5.63%, 04/24/2027(b)(c)	1,070,000	1,077,278
5.63%, 04/24/2029(b)(c)	2,167,500	2,204,449
Principal Amount		Value
Consumer Electronics–(continued)
Telecommunications Co. Telekom Srbija AD Belgrade (Serbia), 7.00%, 10/28/2029(b)	$275,000	$273,954
Tyco Electronics Group S.A. (Switzerland),
4.50%, 02/09/2031	523,000	513,220
4.88%, 02/09/2036	105,000	100,086
		4,168,987
Consumer Finance–0.23%
American Express Co.,
4.73%, 04/25/2029(f)	103,000	103,075
4.92% (SOFR + 1.26%), 04/25/2029(e)	321,000	324,546
4.35%, 07/20/2029(f)	521,000	517,606
4.47% (SOFR + 0.81%), 07/20/2029(e)	778,000	781,308
5.53%, 04/25/2030(f)	30,000	30,477
5.02%, 04/25/2031(c)(f)	220,000	220,242
4.92%, 07/20/2033(f)	139,000	136,619
5.44%, 01/30/2036(f)	4,000	3,989
5.67%, 04/25/2036(f)	4,000	4,044
4.80%, 10/24/2036(f)	131,000	123,895
Series E, 6.45%(f)(h)	5,730,000	5,773,410
Capital One Financial Corp.,
7.15%, 10/29/2027(f)	6,000	6,024
4.49%, 09/11/2031(f)	158,000	153,861
5.40%, 01/30/2037(f)	69,000	66,547
EZCORP, Inc., 7.38%, 04/01/2032(b)	488,000	508,614
FirstCash, Inc.,
4.63%, 09/01/2028(b)	650,000	639,004
6.88%, 03/01/2032(b)	703,000	717,709
6.13%, 05/01/2034(b)	117,000	115,787
Joint Stock Co. Kaspi.kz (Kazakhstan), 5.90%, 04/28/2031(b)	350,000	348,589
Navient Corp., 9.38%, 07/25/2030(c)	500,000	525,987
OneMain Finance Corp.,
4.00%, 09/15/2030	325,000	300,211
6.75%, 03/15/2032	90,000	90,276
7.13%, 09/15/2032	165,000	167,477
Synchrony Financial, 5.02%, 07/29/2029(f)	59,000	58,843
		11,718,140
Consumer Staples Merchandise Retail–0.02%
Cencosud S.A. (Chile),
5.95%, 05/28/2031(b)(c)	800,000	815,587
5.75%, 04/15/2036(b)(c)	300,000	297,332
Dollar General Corp., 5.50%, 11/01/2052	1,000	899
		1,113,818
Copper–0.01%
First Quantum Minerals Ltd. (Zambia), 8.63%, 06/01/2031(b)	250,000	260,355
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Distillers & Vintners–0.00%
Constellation Brands, Inc.,
4.80%, 05/01/2030	$33,000	$32,739
4.95%, 11/01/2035	11,000	10,494
		43,233
Distributors–0.00%
Genuine Parts Co.,
4.95%, 08/15/2029	57,000	56,683
6.88%, 11/01/2033	5,000	5,350
		62,033
Diversified Banks–7.84%
Australia and New Zealand Banking Group Ltd. (Australia), 6.74%, 12/08/2032(b)(c)	403,000	426,823
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
4.52% (SOFR + 0.88%), 03/03/2029(e)	2,000,000	2,003,583
4.97%, 05/08/2031	1,000,000	986,793
7.13%(f)(h)	4,156,000	4,175,417
9.38%(c)(f)(h)	1,406,000	1,523,716
Banco de Bogota S.A. (Colombia), 4.38%, 08/03/2027(b)	400,000	399,061
Banco del Estado de Chile (Chile), 7.95%(b)(f)(h)	421,000	440,867
Banco do Brasil S.A. (Brazil), 6.00%, 03/18/2031(b)(c)	800,000	811,115
Banco Santander S.A. (Spain),
5.55%, 03/14/2028(f)	800,000	803,762
4.60%, 04/15/2029	1,600,000	1,587,384
5.01%, 08/25/2030(f)	6,400,000	6,379,931
5.07%, 11/06/2030(c)	1,000,000	975,921
4.87%, 04/15/2031(c)	1,600,000	1,571,911
5.62%, 08/25/2034(f)	4,600,000	4,583,488
7.25%(c)(f)(h)	3,000,000	3,021,573
8.00%(c)(f)(h)	266,667	285,023
9.63%(c)(f)(h)	2,000,000	2,159,702
9.63%(f)(h)	800,000	931,579
Bank Gospodarstwa Krajowego (Poland), 5.38%, 05/22/2033(b)	200,000	200,271
Bank of America Corp.,
4.71% (SOFR + 1.05%), 02/04/2028(e)	5,000	5,011
4.95%, 07/22/2028(f)	3,000	3,009
4.49% (SOFR + 0.83%), 01/24/2029(e)	59,000	59,181
5.20%, 04/25/2029(f)	9,000	9,061
4.62%, 05/09/2029(f)	126,000	125,751
4.48%, 04/23/2030(f)	565,000	558,447
4.67% (SOFR + 1.01%), 01/24/2031(e)	54,000	54,297
5.16%, 01/24/2031(f)	28,000	28,106
4.46%, 02/06/2032(f)	796,000	773,522
4.70%, 04/23/2032(f)	182,000	178,333
5.43%, 08/15/2035(f)	1,000	982
5.51%, 01/24/2036(f)	3,000	2,997
5.49%, 04/23/2037(f)	767,000	744,957
6.63%(f)(h)	193,000	198,067
Principal Amount		Value
Diversified Banks–(continued)
Series N, 4.53% (SOFR + 0.87%), 02/06/2032(c)(e)	$1,011,000	$1,009,281
Series RR, 4.38%(f)(h)	450,000	448,220
Bank of Montreal (Canada),
Series J, 4.34%, 03/19/2030(c)(f)	1,212,000	1,198,065
7.70%, 05/26/2084(c)(f)	836,000	873,848
7.30%, 11/26/2084(f)	365,000	377,145
Bank of New York Mellon (The), 4.73%, 04/20/2029(f)	676,000	677,014
Bank of New Zealand (New Zealand), 5.70%, 01/28/2035(b)(f)	805,000	812,798
Bank of Nova Scotia (The) (Canada),
4.58%, 06/05/2029(c)(f)	6,785,000	6,757,413
4.90%, 06/05/2032(f)	2,443,000	2,406,084
8.63%, 10/27/2082(f)	789,000	819,335
8.00%, 01/27/2084(c)(f)	859,000	905,450
6.88%, 10/27/2085(f)	200,000	198,540
Banque Federative du Credit Mutuel S.A. (France),
4.59%, 10/16/2028(b)(c)	915,000	910,132
5.15%, 07/09/2032(b)(f)	5,392,000	5,304,023
Barclays PLC (United Kingdom),
4.22%, 05/24/2030(f)	828,000	809,244
4.60% (SOFR + 0.93%), 05/24/2030(e)	895,000	896,309
4.91%, 06/26/2030(f)	5,121,000	5,086,957
5.37%, 02/25/2031(f)	465,000	466,855
4.52%, 02/24/2032(f)	318,000	307,250
5.10%, 06/26/2032(f)	4,258,000	4,194,483
BBVA Bancomer S.A. (Mexico), 5.40%, 06/03/2031(b)	2,359,000	2,339,538
BNP Paribas S.A. (France),
4.79%, 05/09/2029(b)(f)	623,000	621,303
5.09% (SOFR + 1.43%), 05/09/2029(b)(e)	844,000	852,328
5.09%, 05/09/2031(b)(f)	902,000	897,712
7.13%(b)(f)(h)	4,272,000	4,231,353
7.20%(b)(f)(h)	211,000	208,407
7.45%(b)(f)(h)	200,000	202,928
CaixaBank S.A. (Spain), 4.89%, 07/03/2031(b)(c)(f)	534,000	527,834
Canadian Imperial Bank of Commerce (Canada), 6.75%, 01/28/2087(f)	11,849,000	11,676,971
Citigroup, Inc.,
4.81% (SOFR + 1.14%), 05/07/2028(e)	267,000	268,053
5.17%, 02/13/2030(f)	13,000	13,064
4.54%, 09/19/2030(f)	61,000	60,193
5.13% (SOFR + 1.46%), 05/07/2031(c)(e)	903,000	921,498
4.50%, 09/11/2031(f)	226,000	220,548
6.17%, 05/25/2034(f)	4,000	4,099
5.83%, 02/13/2035(f)	5,000	4,990
5.17%, 09/11/2036(f)	1,000	972
5.41%, 09/19/2039(f)	23,000	22,254
5.61%, 03/04/2056(f)	6,000	5,612
6.63%(f)(h)	4,739,000	4,809,033
Series AA, 7.63%(f)(h)	4,527,000	4,738,932
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Series BB, 7.20%(c)(f)(h)	$4,365,000	$4,484,592
Series DD, 7.00%(c)(f)(h)	3,219,000	3,310,686
Series JJ, 6.50%(c)(f)(h)	5,893,000	5,927,297
Series Z, 7.38%(c)(f)(h)	4,739,000	4,878,147
Citizens Bank N.A., 4.87%, 08/10/2029(f)	3,495,000	3,490,553
Commonwealth Bank of Australia (Australia), Series C, 4.36%, 03/27/2029(c)	2,196,000	2,181,162
Cooperatieve Rabobank U.A. (Netherlands), 3.96%, 10/17/2028	1,056,000	1,043,696
Corporacion Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029(b)	3,500,000	3,573,290
Credit Agricole S.A. (France),
5.19%, 08/01/2032(b)(c)(f)	4,458,000	4,409,147
4.82%, 09/25/2033(b)(c)(f)	581,000	558,333
Danske Bank A/S (Denmark),
4.66%, 03/27/2029(b)(c)(f)	1,142,000	1,140,404
5.00%, 03/27/2032(b)(f)	480,000	473,974
Depository Trust Co. (The),
4.30%, 03/27/2029(b)	938,000	929,125
4.55%, 03/27/2031(b)	668,000	656,877
Federation des Caisses Desjardins du Quebec (Canada),
4.55%, 08/23/2027(b)(c)	758,000	759,431
5.02%, 05/27/2031(b)	4,107,000	4,080,546
Fifth Third Bancorp,
1.71%, 11/01/2027(f)	2,000	1,990
6.34%, 07/27/2029(f)	4,000	4,112
5.98%, 01/30/2030(b)(f)	3,000	3,063
4.77%, 07/28/2030(f)	7,000	6,950
5.63%, 01/29/2032(f)	5,000	5,063
4.57%, 04/29/2032(f)	385,000	373,235
HSBC Holdings PLC (United Kingdom),
5.60%, 05/17/2028(f)	236,000	237,534
5.21%, 08/11/2028(f)	511,000	513,538
4.40%, 03/10/2030(f)	820,000	807,415
4.71%, 05/12/2030(f)	1,334,000	1,320,848
5.29%, 11/19/2030(f)	750,000	752,994
5.13%, 03/03/2031(f)	555,000	553,715
5.23% (SOFR + 1.57%), 05/13/2031(e)	801,000	817,357
5.24%, 05/13/2031(f)	801,000	802,306
4.68%, 03/10/2032(f)	318,000	309,853
5.24%, 08/14/2032(f)	3,256,000	3,235,807
7.40%, 11/13/2034(f)	200,000	218,115
5.73%, 08/14/2037(f)	3,887,000	3,852,944
6.33%, 03/09/2044(f)	178,000	182,543
6.75%(f)(h)	538,000	541,482
6.88%(f)(h)	521,000	532,372
7.00%(f)(h)	59,000	59,478
7.05%(f)(h)	699,000	715,430
Series 1, 6.75%(f)(h)	580,000	575,798
ING Bank N.V. (Netherlands), 4.56%, 07/07/2029(b)(c)	6,524,000	6,483,141
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(f)	684,000	691,058
Principal Amount		Value
Diversified Banks–(continued)
Intesa Sanpaolo S.p.A. (Italy),
5.00%, 06/29/2030(b)(f)	$2,128,000	$2,116,735
5.20%, 06/29/2032(b)(f)	4,255,000	4,201,491
JPMorgan Chase & Co.,
5.57%, 04/22/2028(f)	27,000	27,166
4.85%, 07/25/2028(f)	2,000	2,005
4.92%, 01/24/2029(f)	27,000	27,108
5.30%, 07/24/2029(f)	6,000	6,058
6.09%, 10/23/2029(f)	9,000	9,230
5.01%, 01/23/2030(f)	7,000	7,020
5.58%, 04/22/2030(f)	22,000	22,345
4.41%, 04/23/2030(f)	2,428,000	2,395,917
5.00%, 07/22/2030(f)	38,000	38,031
4.86%, 07/23/2030(f)	5,731,000	5,714,635
4.60%, 10/22/2030(f)	60,000	59,349
5.14%, 01/24/2031(f)	55,000	55,179
5.10%, 04/22/2031(f)	137,000	137,146
4.26%, 10/22/2031(f)	279,000	270,100
4.35%, 01/22/2032(f)	341,000	330,176
4.62%, 04/23/2032(f)	1,272,000	1,243,424
5.04%, 07/23/2032(c)(f)	2,412,000	2,397,300
5.34%, 01/23/2035(f)	4,000	3,979
5.50%, 01/24/2036(f)	4,000	3,998
5.57%, 04/22/2036(f)	3,000	3,013
5.58%, 07/23/2036(f)	3,000	2,987
4.81%, 10/22/2036(f)	68,000	64,455
4.90%, 01/22/2037(f)	106,000	100,829
5.15%, 04/23/2037(c)(f)	349,000	337,740
5.80%, 07/23/2041(f)	4,128,000	4,084,308
5.53%, 11/29/2045(f)	6,000	5,724
Series 1, 4.51% (SOFR + 0.85%), 07/23/2030(c)(e)	7,806,000	7,828,988
Series W, 5.00% (3 mo. Term SOFR + 1.26%), 05/15/2047(e)	1,000	913
Series NN, 6.88%(f)(h)	27,000	28,014
Series OO, 6.50%(f)(h)	69,000	70,147
Series PP, 6.10%(f)(h)	4,873,000	4,883,048
KeyBank N.A., 5.85%, 11/15/2027(c)	818,000	828,892
KeyCorp,
2.55%, 10/01/2029	3,000	2,797
5.31%, 01/28/2037(f)	50,000	48,041
Lloyds Banking Group PLC (United Kingdom),
4.43%, 11/04/2031(f)	163,000	158,324
6.63%(f)(h)	129,000	127,010
Macquarie Bank Ltd. (Australia),
4.14% (SOFR + 0.48%), 02/03/2028(b)(e)	1,155,000	1,156,065
5.82%, 06/10/2037(b)(f)	3,512,000	3,429,181
Magyar Export-Import Bank Zrt (Hungary), 6.13%, 12/04/2027(b)	325,000	329,109
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	799,000	799,334
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Mitsubishi Ufj Financial Group, Inc. (Japan),
4.59%, 04/18/2030(c)(f)	$1,056,000	$1,046,834
4.98%, 07/24/2030(f)	3,093,000	3,091,420
4.85%, 04/21/2032(f)	349,000	342,346
5.19%, 07/23/2032(c)(f)	2,226,000	2,214,512
5.33%, 04/21/2037(f)	258,000	251,137
5.87%, 04/21/2047(f)	389,000	378,585
6.05%, 07/24/2047(c)(f)	1,878,000	1,870,025
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.26%, 04/17/2030(f)	784,000	790,313
5.14% (SOFR + 1.48%), 04/24/2031(e)	725,000	738,879
5.16%, 04/24/2031(f)	803,000	803,535
4.53%, 09/12/2031(f)	519,000	506,826
5.43%, 04/17/2035(f)	225,000	223,354
5.57%, 01/16/2036(f)	279,000	278,828
5.19%, 09/12/2036(f)	385,000	373,216
6.35%(c)(f)(h)	3,161,000	3,122,472
8.20%(c)(f)(h)	4,274,000	4,579,266
Mizuho Bank Ltd. (Japan),
4.40%, 04/16/2029(b)	1,947,000	1,931,329
5.19%, 04/16/2036(b)	129,000	125,617
5.77%, 04/16/2046(b)	253,000	244,210
Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(f)	589,000	599,155
5.38%, 07/10/2030(f)	779,000	787,379
4.78%, 07/13/2030(f)	11,191,000	11,110,796
4.71%, 07/08/2031(f)	733,000	722,634
4.90% (SOFR + 1.25%), 07/08/2031(e)	735,000	743,465
4.97%, 07/13/2032(f)	4,960,000	4,895,688
5.59%, 07/10/2035(f)	410,000	411,474
5.82%, 07/13/2047(f)	3,724,000	3,575,134
Morgan Stanley Bank N.A.,
4.95%, 01/14/2028(f)	749,000	750,297
5.02%, 01/12/2029(f)	783,000	786,541
4.64% (SOFR + 0.98%), 05/10/2030(c)(e)	4,722,000	4,750,216
Morgan Stanley Private Bank N.A.,
4.47%, 07/06/2028(c)(f)	635,000	634,529
4.21%, 02/08/2030(f)	1,244,000	1,223,071
4.43% (SOFR + 0.77%), 02/08/2030(e)	3,177,000	3,172,172
4.73%, 07/18/2031(f)	494,000	486,627
Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	467,000	481,988
National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036(b)(c)(f)	362,000	363,048
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	771,000	776,582
5.00%, 05/30/2028(b)	764,000	769,612
NatWest Markets PLC (United Kingdom), 4.65%, 03/27/2029(b)	1,070,000	1,063,454
Nordea Bank Abp (Finland),
4.25%, 08/28/2030(b)	1,033,000	1,009,223
6.30%(b)(f)(h)	321,000	320,946
6.75%(b)(f)(h)	106,000	106,293
Principal Amount		Value
Diversified Banks–(continued)
Norinchukin Bank (The) (Japan), 5.09%, 10/16/2029(b)(c)	$505,000	$505,065
Pinnacle Bank,
5.63%, 02/15/2028	774,000	779,469
5.96%, 01/15/2036(f)	799,000	783,714
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(f)	10,000	10,027
4.08%, 01/26/2029(c)(f)	639,000	634,498
4.28% (SOFR + 0.62%), 01/26/2029(e)	1,051,000	1,050,940
5.58%, 06/12/2029(f)	7,000	7,102
4.34% (SOFR + 0.68%), 10/26/2029(e)	6,307,000	6,318,956
4.62%, 10/26/2029(c)(f)	5,007,000	4,990,505
4.90%, 05/13/2031(f)	238,000	236,587
6.04%, 10/28/2033(f)	4,000	4,134
5.07%, 01/24/2034(f)	4,000	3,930
5.37%, 07/21/2036(f)	16,000	15,775
5.42%, 01/25/2041(f)	66,000	63,172
Series V, 6.20%(f)(h)	11,000	11,102
Series W, 6.25%(f)(h)	12,000	12,198
Royal Bank of Canada (Canada),
4.37% (SOFR + 0.71%), 01/21/2027(e)	3,000	3,005
4.95%, 02/01/2029	7,000	7,043
7.50%, 05/02/2084(f)	747,000	772,868
6.50%, 11/24/2085(f)	179,000	172,911
6.50%, 05/24/2086(f)	618,000	605,537
Saks Global Enterprises LLC, 0.00%, 12/15/2029(d)(i)	151,980	0
Societe Generale S.A. (France), 4.86%, 07/07/2029(b)(f)	5,840,000	5,813,818
Standard Chartered PLC (United Kingdom),
6.75%, 02/08/2028(b)(f)	750,000	756,559
7.02%, 02/08/2030(b)(f)	758,000	791,807
4.61% (SOFR + 0.95%), 08/13/2030(b)(e)	3,927,000	3,935,502
5.08%, 08/13/2030(b)(f)	3,471,000	3,464,654
5.01%, 10/15/2030(b)(f)	763,000	760,520
5.24%, 05/13/2031(b)(f)	718,000	719,673
5.34% (SOFR + 1.68%), 05/13/2031(b)(e)	716,000	734,133
2.68%, 06/29/2032(b)(f)	3,298,000	2,927,871
5.85%, 08/13/2037(b)(f)	4,612,000	4,581,249
7.00%(b)(f)(h)	3,496,000	3,481,746
7.75%(b)(f)(h)	2,653,000	2,721,681
Sumitomo Mitsui Financial Group, Inc. (Japan),
4.93%, 07/07/2032(f)	2,013,000	1,983,988
5.14%, 07/07/2034(f)	678,000	663,770
5.33%, 03/03/2041(f)	138,000	131,223
5.75%, 07/07/2047(f)	1,070,000	1,025,396
6.60%(c)(f)(h)	2,532,000	2,518,887
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026(b)	569,000	569,330
5.55%, 09/14/2028(b)(c)	692,000	702,820
5.20%, 03/07/2029(b)	857,000	865,181
4.35%, 09/11/2030(b)	641,000	628,289
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
Sumitomo Mitsui Trust Bank, Ltd. (Japan),
4.38% (SOFR + 0.71%), 09/04/2029(b)(e)	$7,912,000	$7,916,403
4.85%, 09/04/2029(b)	3,185,000	3,178,502
4.47% (SOFR + 0.80%), 09/04/2031(b)(e)	6,622,000	6,630,430
Sumitomo Mitsui Trust Group, Inc. (Japan), 5.42%, 09/11/2036(b)(f)	158,000	152,075
Toronto-Dominion Bank (The) (Canada),
4.93%, 10/15/2035	29,000	27,802
8.13%, 10/31/2082(f)	773,000	798,704
Truist Bank, 4.43% (SOFR + 0.77%), 07/24/2028(e)	1,038,000	1,040,141
U.S. Bancorp,
5.78%, 06/12/2029(f)	12,000	12,205
5.38%, 01/23/2030(f)	14,000	14,165
4.48%, 01/26/2032(f)	443,000	431,197
UBS AG (Switzerland),
4.17% (SOFR + 0.50%), 05/17/2027(e)	944,000	944,360
5.65%, 09/11/2028	728,000	742,430
4.30%, 03/16/2029(f)	2,567,000	2,553,018
4.29% (SOFR + 0.63%), 08/07/2029(c)(e)	9,105,000	9,110,289
5.05%, 08/07/2032(f)	5,203,000	5,161,864
Wells Fargo & Co.,
5.71%, 04/22/2028(f)	18,000	18,127
4.81%, 07/25/2028(f)	3,000	3,005
5.03% (SOFR + 1.37%), 04/23/2029(e)	145,000	146,631
4.58%, 05/20/2029(c)(f)	5,520,000	5,502,894
5.57%, 07/25/2029(f)	7,000	7,097
6.30%, 10/23/2029(f)	12,000	12,349
4.18%, 01/23/2030(f)	445,000	437,859
5.20%, 01/23/2030(f)	12,000	12,087
5.15%, 04/23/2031(f)	214,000	214,417
4.84%, 05/20/2032(f)	1,212,000	1,193,341
5.39%, 04/24/2034(f)	3,000	2,997
5.56%, 07/25/2034(f)	5,000	5,040
5.50%, 01/23/2035(f)	4,000	4,005
5.61%, 04/23/2036(f)	2,000	2,008
4.96%, 01/23/2037(f)	101,000	96,221
5.43%, 01/23/2047(f)	20,000	18,435
6.85%(f)(h)	38,000	39,239
7.63%(f)(h)	12,000	12,499
Series GG, 6.13%(c)(f)(h)	2,925,000	2,900,319
Series HH, 6.55%(f)(h)	8,091,000	8,097,740
Westpac Banking Corp. (Australia),
4.15%, 05/11/2028	2,825,000	2,812,283
5.62%, 11/20/2035(f)	4,000	3,951
		391,424,213
Diversified Capital Markets–0.38%
Credit Suisse Group AG (Switzerland),
4.50%(b)(f)(h)(i)(j)	5,650,000	1,608,837
5.25%(b)(f)(h)(i)(j)	3,522,000	1,002,890
Principal Amount		Value
Diversified Capital Markets–(continued)
Deutsche Bank AG (Germany),
4.47%, 12/10/2031(f)	$150,000	$146,064
5.06%, 04/14/2032(f)	210,000	206,814
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 10.00%, 11/15/2029(b)	56,000	54,334
SMBC Aviation Capital Finance DAC (Ireland),
5.30%, 04/03/2029(b)	200,000	201,469
4.95%, 07/23/2029(b)	3,856,000	3,844,557
5.55%, 04/03/2034(b)	234,000	231,799
UBS Group AG (Switzerland),
5.43%, 02/08/2030(b)(f)	494,000	499,256
4.21%, 04/10/2030(b)(f)	2,060,000	2,019,290
4.40%, 09/23/2031(b)(f)	207,000	201,158
5.01%, 03/23/2037(b)(f)	182,000	172,795
4.88%(b)(f)(h)	1,024,000	1,024,446
6.60%(b)(f)(h)	567,000	571,338
6.88%(b)(c)(f)(h)	5,226,000	5,222,488
7.00%(b)(f)(h)	193,000	192,687
7.13%(b)(c)(f)(h)	319,000	321,391
Series 28, 9.25%(b)(f)(h)	789,000	844,444
Series 33, 9.25%(b)(c)(f)(h)	328,000	374,752
		18,740,809
Diversified Chemicals–0.00%
Sasol Financing USA LLC (South Africa), 8.75%, 05/03/2029(b)	160,000	169,254
Diversified Financial Services–1.47%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.38%, 11/15/2030	476,000	462,508
6.50%, 01/31/2056(f)	611,000	615,452
Aircastle Ltd./Aircastle Ireland DAC,
5.00%, 09/15/2030(b)	470,000	464,062
5.00%, 05/15/2031(b)	601,000	591,122
Amrize Finance US LLC,
4.60%, 04/07/2027	86,000	86,152
4.70%, 04/07/2028	103,000	102,987
4.95%, 04/07/2030	33,000	32,930
Avilease Capital Ltd. (Saudi Arabia), 5.50%, 06/30/2031(b)	3,641,000	3,624,087
Avolon Holdings Funding Ltd. (Ireland),
4.95%, 01/15/2028(b)	74,000	74,126
6.38%, 05/04/2028(b)	18,000	18,393
5.75%, 03/01/2029(b)	4,000	4,056
4.20%, 04/15/2029(b)	873,000	852,899
5.75%, 11/15/2029(b)	4,000	4,059
5.15%, 01/15/2030(b)	3,000	2,988
4.70%, 01/30/2031(b)(c)	1,389,000	1,350,809
4.95%, 10/15/2032(b)	380,000	366,364
BlackRock Funding, Inc., 4.90%, 01/08/2035	5,000	4,896
Blue Owl Finance LLC, 6.75%, 08/18/2036(c)	2,053,000	2,049,120
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Diversified Financial Services–(continued)
Citadel Finance LLC,
4.75%, 02/14/2029(b)	$1,001,000	$982,500
5.90%, 02/10/2030(b)	705,000	708,070
5.15%, 02/14/2031(b)	909,000	882,162
Citadel Securities Global Holdings LLC,
5.50%, 06/18/2030(b)	777,000	779,251
5.13%, 01/27/2032(b)	374,000	365,278
6.20%, 06/18/2035(b)	269,000	270,393
5.75%, 03/27/2036(b)	635,000	616,670
Corebridge Financial, Inc., 6.05%, 09/15/2033	5,000	5,138
Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030(b)	34,196,000	34,187,451
Fondo Mivivienda S.A. (Peru), 5.40%, 03/31/2031(b)	265,000	265,524
Gabon Blue Bond Master Trust (Gabon), Series 2, 6.10%, 08/01/2038(b)	4,013,000	4,001,370
GABX Leasing LLC, 4.63%, 04/15/2031(b)	1,335,000	1,298,182
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027(b)	379,000	385,895
Goodman US Finance Seven LLC (Australia), 5.25%, 04/28/2036(b)	92,000	88,334
Green Palm Bidco S.a.r.l. (Saudi Arabia), 6.46%, 06/30/2046(b)	6,735,000	6,590,502
Jackson Financial, Inc., 6.15%, 01/15/2037(c)	1,378,000	1,348,404
LPL Holdings, Inc.,
5.70%, 05/20/2027	29,000	29,216
5.20%, 03/15/2030	94,000	93,837
5.15%, 06/15/2030	82,000	81,577
5.65%, 03/15/2035	41,000	40,182
LSEG US Fin Corp. (United Kingdom),
4.25%, 03/23/2029(b)	2,371,000	2,336,015
4.50%, 03/23/2031(b)	796,000	774,906
5.25%, 03/23/2036(b)	111,000	107,987
Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029(b)	5,000	5,135
5.15%, 03/17/2030(b)	5,000	4,956
6.50%, 03/26/2031(b)	4,000	4,145
Mitsubishi HC Finance America LLC (Japan), 5.20%, 07/21/2031(b)	5,873,000	5,831,141
Pershing Square Holdings Ltd., 5.50%, 10/28/2032(b)	36,000	35,171
Phoenix Aviation Capital Ltd. (Ireland), 9.25%, 07/15/2030(b)	265,000	277,137
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	376,000	393,258
		73,496,797
Principal Amount		Value
Diversified Metals & Mining–0.17%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	$18,000	$18,150
5.25%, 09/08/2030	10,000	10,122
5.25%, 09/08/2033	8,000	8,019
5.75%, 09/05/2055	1,000	971
Corp. Nacional del Cobre de Chile (Chile),
5.13%, 02/02/2033(b)	3,583,000	3,499,028
5.53%, 01/30/2037(b)	3,243,000	3,145,840
Glencore Funding LLC (Australia),
4.71% (SOFR + 1.06%), 04/04/2027(b)(e)	54,000	54,200
4.91%, 04/01/2028(b)	73,000	73,150
5.37%, 04/04/2029(b)	22,000	22,247
5.19%, 04/01/2030(b)	89,000	89,123
4.90%, 07/01/2031(b)	793,000	782,335
5.20%, 07/01/2033(b)	473,000	465,523
5.89%, 04/04/2054(b)	2,000	1,910
6.14%, 04/01/2055(b)	2,000	1,977
Rio Tinto Finance (USA) PLC (Australia),
4.38%, 03/12/2027	62,000	62,029
4.50%, 03/14/2028	24,000	23,985
4.88%, 03/14/2030	151,000	151,120
5.00%, 03/14/2032	29,000	28,870
5.75%, 03/14/2055	3,000	2,908
5.88%, 03/14/2065	2,000	1,947
		8,443,454
Diversified REITs–0.21%
Goodman US Finance Eight LLC (Australia), 5.88%, 04/28/2046(b)	158,000	149,989
VICI Properties L.P.,
5.40%, 10/15/2031(c)	5,884,000	5,842,620
5.75%, 10/15/2036	4,531,000	4,406,604
		10,399,213
Diversified Support Services–0.25%
Amazon Conservation DAC (Ecuador), 6.03%, 01/16/2042(b)	10,080,000	9,951,379
Element Fleet Management Corp. (Canada),
6.32%, 12/04/2028(b)	17,000	17,522
4.80%, 05/29/2029(b)	2,165,000	2,151,090
5.04%, 03/25/2030(b)	125,000	124,460
Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	136,000	139,394
RB Global Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	63,000	63,629
7.75%, 03/15/2031(b)	139,000	143,800
		12,591,274
Drug Retail–0.12%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	546,000	538,199
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Drug Retail–(continued)
Teva Pharmaceutical Finance Netherlands IV B.V. (Israel), 5.75%, 12/01/2030	$5,605,000	$5,694,589
		6,232,788
Electric Utilities–3.73%
AEP Texas, Inc., 5.70%, 05/15/2034	24,000	24,246
AEP Transmission Co. LLC, 5.38%, 06/15/2035	4,000	3,985
AES Espana B.V. (Dominican Republic), 7.75%, 08/03/2033(b)	1,000,000	1,031,637
Alabama Power Co.,
Series C, 4.30%, 03/15/2031	336,000	326,591
5.85%, 11/15/2033	3,000	3,103
5.10%, 04/02/2035	11,000	10,829
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	420,000	436,582
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(b)	196,173	154,167
American Electric Power Co., Inc.,
5.75%, 11/01/2027	3,000	3,035
5.20%, 01/15/2029	11,000	11,097
Series C, 5.80%, 03/15/2056(f)	1,167,000	1,149,643
Series D, 6.05%, 03/15/2056(f)	18,000	17,518
Arizona Public Service Co., 5.90%, 08/15/2055	6,000	5,718
Baltimore Gas and Electric Co., 5.45%, 06/01/2035	13,000	12,948
Capital Power (US Holdings), Inc. (Canada),
5.26%, 06/01/2028(b)	144,000	144,262
6.19%, 06/01/2035(b)	28,000	28,382
CenterPoint Energy Houston Electric LLC,
4.80%, 03/15/2030	58,000	57,847
5.05%, 03/01/2035	9,000	8,782
Chile Electricity Lux MPC II S.a.r.l. (Chile), 5.58%, 10/20/2035(b)	283,476	283,051
Chpe LLC,
4.88%, 06/30/2031(b)	2,400,000	2,366,274
5.10%, 06/30/2033(b)	327,000	320,807
5.35%, 06/30/2036(b)	837,000	814,168
5.88%, 06/29/2046(b)	956,000	924,612
Comision Ejecutiva Hidroelectrica del Rio Lempa (El Salvador), 8.65%, 01/24/2033(b)	333,000	359,973
Comision Federal de Electricidad (Mexico),
6.05%, 01/28/2034(b)	295,000	287,551
6.50%, 01/28/2051(b)	250,000	240,937
Commonwealth Edison Co., 5.95%, 06/01/2055	7,000	6,835
Consolidated Edison Co. of New York, Inc.,
5.90%, 11/15/2053	2,000	1,922
5.75%, 11/15/2055	5,000	4,707
Principal Amount		Value
Electric Utilities–(continued)
Constellation Energy Generation LLC,
4.55%, 06/01/2029(c)	$4,052,000	$4,016,557
4.80%, 01/15/2032	1,274,000	1,248,056
6.13%, 01/15/2034	4,000	4,162
5.30%, 06/01/2036(c)	738,000	715,676
6.50%, 10/01/2053	3,000	3,092
5.75%, 03/15/2054	3,000	2,830
5.88%, 01/15/2066	9,000	8,404
Dhafrah Pv2 Energy Co. LLC (United Arab Emirates), 5.79%, 06/30/2053(b)	542,825	525,597
Duke Energy Carolinas LLC,
4.85%, 03/15/2030	21,000	21,028
5.25%, 03/15/2035	20,000	19,800
5.15%, 06/15/2036	625,000	609,627
5.35%, 01/15/2053	2,000	1,806
5.75%, 06/15/2056	1,930,000	1,835,872
Duke Energy Corp., 4.85%, 01/05/2029	9,000	9,007
Duke Energy Florida LLC, 4.20%, 12/01/2030	368,000	358,292
Duke Energy Indiana LLC,
5.40%, 04/01/2053	3,000	2,704
5.90%, 05/15/2055	3,000	2,917
Edison International, 5.00%, 05/05/2028	579,000	577,787
Electricite de France S.A. (France),
5.70%, 05/23/2028(b)(c)	1,488,000	1,510,650
5.25%, 04/22/2036(b)	11,164,000	10,712,366
6.38%, 01/13/2055(b)	10,783,000	10,563,093
6.13%, 04/22/2056(b)(c)	8,763,000	8,247,770
6.25%, 04/22/2066(b)	6,211,000	5,844,002
9.13%(b)(c)(f)(h)	3,285,000	3,765,756
Emera US Finance LLC,
4.50%, 04/01/2029	1,399,000	1,382,390
5.20%, 04/01/2033	166,000	162,770
Series A, 6.65%, 10/01/2056(f)	2,093,000	2,101,539
Series B, 6.85%, 10/01/2056(f)	1,647,000	1,653,216
Empresas Publicas de Medellin E.S.P. (Colombia), 4.25%, 07/18/2029(b)	800,000	757,956
ENEL Finance International N.V. (Italy),
4.63%, 07/13/2029(b)	11,252,000	11,146,642
4.88%, 07/13/2031(b)	11,492,000	11,296,007
5.38%, 07/13/2036(b)	2,105,000	2,039,968
Engie Energia Chile S.A. (Chile), 6.38%, 04/17/2034(b)(c)	1,000,000	1,034,246
Entergy Corp.,
7.13%, 12/01/2054(f)	24,000	24,689
5.88%, 06/15/2056(c)(f)	764,000	752,778
Entergy Louisiana LLC, 5.15%, 09/15/2034	9,000	8,869
Entergy Texas, Inc., 5.25%, 04/15/2035	19,000	18,704
Evergy Metro, Inc., 5.13%, 08/15/2035	20,000	19,417
Evergy Missouri West, Inc., 5.25%, 12/15/2035(b)	32,000	31,082
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Evergy, Inc., 4.25%, 03/15/2029	$305,000	$300,739
Exelon Corp.,
5.15%, 03/15/2029	14,000	14,110
5.13%, 03/15/2031	114,000	114,339
5.60%, 03/15/2053	1,000	910
5.88%, 03/15/2055	1,000	947
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	3,000	3,021
FirstEnergy Transmission LLC,
4.55%, 01/15/2030	33,000	32,561
5.00%, 01/15/2035	6,000	5,801
Florida Power & Light Co.,
4.70%, 02/15/2036	25,000	23,647
5.13%, 06/01/2036	462,000	451,847
5.75%, 06/01/2056(c)	507,000	486,809
5.80%, 03/15/2065	3,000	2,830
5.60%, 02/15/2066	8,000	7,306
5.90%, 06/01/2066	637,000	609,104
Indiana Michigan Power Co., 5.60%, 03/15/2056	91,000	84,727
ION Platform Finance US, Inc./ION Platform Finance S.a.r.l., 8.75%, 05/01/2029(b)	124,000	113,264
ITC Holdings Corp.,
4.88%, 04/15/2031(b)	1,077,000	1,062,750
5.50%, 04/15/2036(b)	119,000	117,246
Louisville Gas and Electric Co., 5.85%, 08/15/2055	2,000	1,922
MidAmerican Energy Co.,
5.35%, 01/15/2034	4,000	4,038
5.85%, 09/15/2054	2,000	1,933
5.30%, 02/01/2055	2,000	1,792
Monongahela Power Co., 4.45%, 08/15/2029(b)	806,000	797,065
MVM Energetika Zrt (Hungary), 7.50%, 06/09/2028(b)	200,000	206,684
National Rural Utilities Cooperative Finance Corp.,
Series D, 4.09% (SOFR + 0.43%), 08/09/2027(e)	5,510,000	5,513,911
4.05%, 02/09/2029	3,324,000	3,268,080
4.85%, 02/07/2029	53,000	53,154
4.40%, 05/11/2029	1,842,000	1,822,928
5.00%, 02/07/2031	49,000	49,052
5.80%, 01/15/2033	4,000	4,133
5.00%, 08/15/2034	134,000	131,332
5.75%, 04/20/2056	10,862,000	10,694,699
5.95%, 04/20/2056	12,702,000	12,348,104
NextEra Energy Capital Holdings, Inc.,
4.85%, 02/04/2028	18,000	18,062
4.90%, 03/15/2029	31,000	31,064
5.05%, 03/15/2030	168,000	168,561
5.45%, 03/15/2035	36,000	35,679
Niagara Energy S.A.C. (Peru), 5.75%, 10/03/2034(b)	800,000	799,409
Niagara Mohawk Power Corp.,
4.65%, 10/03/2030(b)	284,000	278,987
6.00%, 07/03/2055(b)	12,000	11,453
Principal Amount		Value
Electric Utilities–(continued)
Northern States Power Co., 5.65%, 05/15/2055	$4,000	$3,775
NRG Energy, Inc.,
5.75%, 07/15/2029(b)	1,442,000	1,440,313
4.73%, 10/15/2030(b)	604,000	589,582
4.96%, 04/30/2031(b)	128,000	124,556
5.75%, 01/15/2034(b)	1,864,000	1,815,427
5.88%, 05/15/2034(b)	1,468,000	1,431,934
5.41%, 10/15/2035(b)	33,000	31,537
6.00%, 01/15/2036(b)	1,563,000	1,520,631
6.13%, 05/15/2036(b)	1,442,000	1,413,414
Oglethorpe Power Corp., 5.90%, 02/01/2055	3,000	2,838
Ohio Power Co., 5.65%, 06/01/2034	4,000	4,052
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	2,000	1,866
Oncor Electric Delivery Co. LLC,
4.65%, 11/01/2029	59,000	58,618
5.65%, 11/15/2033	5,000	5,104
5.80%, 04/01/2055	6,000	5,741
Pacific Gas and Electric Co.,
6.10%, 01/15/2029	478,000	489,110
5.25%, 02/01/2032	7,893,000	7,847,162
5.20%, 05/01/2036	87,000	82,116
5.60%, 08/15/2036	1,601,000	1,557,153
5.85%, 11/01/2036	5,415,000	5,358,727
6.00%, 05/01/2056	102,000	93,104
6.30%, 08/15/2056(c)	1,516,000	1,441,834
PacifiCorp,
5.10%, 02/15/2029	13,000	13,071
5.30%, 02/15/2031	16,000	16,055
5.45%, 02/15/2034	4,000	3,965
5.80%, 01/15/2055	2,000	1,818
7.13%, 08/15/2056(f)	1,712,000	1,693,500
PG&E Corp., 7.38%, 03/15/2055(f)	5,964,000	5,997,883
Pinnacle West Capital Corp.,
4.90%, 05/15/2028	38,000	38,102
5.15%, 05/15/2030	58,000	58,286
PPL Capital Funding, Inc.,
Conv., 3.00%, 12/01/2030(b)	5,227,000	5,174,469
5.25%, 09/01/2034	3,000	2,953
PPL Electric Utilities Corp., 5.55%, 08/15/2055	7,000	6,523
PSEG Power LLC, 5.20%, 05/15/2030(b)	2,000	2,003
Public Service Co. of Colorado, 5.25%, 04/01/2053	3,000	2,644
San Diego Gas & Electric Co., 5.35%, 04/01/2053	3,000	2,649
Sierra Pacific Power Co., 5.90%, 03/15/2054	3,000	2,885
Sociedad Transmisora Metropolitana S.p.A. (Chile), 6.39%, 12/15/2055(b)	440,000	439,098
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Southern Co. (The),
Conv., 3.50%, 09/15/2029(b)	$9,314,000	$9,184,070
5.70%, 10/15/2032	2,000	2,043
4.85%, 03/15/2035	7,000	6,673
6.00%, 04/01/2058(f)	1,397,000	1,377,277
Southwestern Electric Power Co.,
5.30%, 04/01/2033	1,000	995
5.20%, 04/01/2036(c)	86,000	83,099
Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031(b)	65,000	64,787
Union Electric Co.,
5.20%, 04/01/2034	10,000	9,942
5.25%, 04/15/2035	26,000	25,704
5.13%, 03/15/2055	3,000	2,619
Virginia Electric and Power Co.,
Series C, 4.90%, 09/15/2035	32,000	30,551
5.65%, 08/15/2036	724,000	725,533
6.30%, 08/15/2056	1,818,000	1,837,925
Series D, 5.60%, 09/15/2055	7,000	6,469
Vistra Operations Co. LLC,
5.05%, 12/30/2026(b)	44,000	44,138
4.60%, 10/15/2030(b)	373,000	363,080
4.70%, 01/31/2031(b)	734,000	712,641
7.75%, 10/15/2031(b)	656,000	683,508
6.88%, 04/15/2032(b)	265,000	273,621
6.95%, 10/15/2033(b)	5,000	5,321
5.70%, 12/30/2034(b)	20,000	19,737
Wisconsin Electric Power Co., 4.15%, 10/15/2030	251,000	243,874
Xcel Energy, Inc., 4.75%, 03/21/2028	28,000	28,003
		186,258,441
Electrical Components & Equipment–0.14%
EnerSys,
4.38%, 12/15/2027(b)	320,000	318,003
6.63%, 01/15/2032(b)	256,000	260,522
Hubbell, Inc.,
4.65%, 06/15/2031(c)	1,968,000	1,935,959
4.90%, 06/15/2033	1,924,000	1,874,164
5.15%, 06/15/2036	350,000	338,625
LG Energy Solution Ltd. (South Korea), 5.88%, 04/02/2035(b)	410,000	408,561
Molex Electronic Technologies LLC,
4.75%, 04/30/2028(b)	144,000	144,077
5.25%, 04/30/2032(b)	45,000	45,262
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/2030(b)	429,000	422,286
Regal Rexnord Corp.,
6.05%, 04/15/2028	6,000	6,104
6.30%, 02/15/2030	6,000	6,187
6.40%, 04/15/2033	1,000	1,039
Vertiv Group Corp., 4.13%, 11/15/2028(b)	589,000	583,966
Principal Amount		Value
Electrical Components & Equipment–(continued)
Vertiv Holdings Co.,
4.85%, 03/15/2036	$53,000	$50,178
5.65%, 03/15/2046	120,000	112,525
5.80%, 03/15/2056	66,000	61,795
5.95%, 03/15/2066	205,000	190,343
		6,759,596
Electronic Components–0.03%
Amphenol Corp.,
3.90%, 11/15/2028	370,000	364,154
4.13%, 11/15/2030	784,000	759,686
4.40%, 02/15/2033	262,000	250,682
5.00%, 01/15/2035	13,000	12,701
5.38%, 11/15/2054	2,000	1,856
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	300,000	279,926
		1,669,005
Electronic Equipment & Instruments–0.00%
Keysight Technologies, Inc., 5.35%, 07/30/2030	101,000	102,002
Electronic Manufacturing Services–0.01%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	500,000	510,541
Jabil, Inc., 4.75%, 02/01/2033	170,000	162,744
		673,285
Environmental & Facilities Services–0.11%
GFL Environmental Holdings (US), Inc., 5.63%, 07/01/2031(b)	2,689,000	2,627,248
GFL Environmental, Inc., 4.38%, 08/15/2029(b)	866,000	837,157
Republic Services, Inc.,
4.88%, 04/01/2029	19,000	19,065
5.00%, 12/15/2033	3,000	2,977
5.00%, 04/01/2034	4,000	3,949
Rollins, Inc., 5.25%, 02/24/2035	15,000	14,626
Veralto Corp.,
5.35%, 09/18/2028	17,000	17,184
4.85%, 01/15/2032	1,585,000	1,559,330
Waste Connections, Inc., 4.80%, 07/15/2036	227,000	216,007
		5,297,543
Fertilizers & Agricultural Chemicals–0.25%
FMC Corp., 8.00%, 06/01/2031(b)	538,000	558,372
ICL Group Ltd. (Israel), 6.04%, 06/16/2036(b)	7,413,000	7,323,571
Mosaic Co. (The),
4.35%, 01/15/2029	338,000	332,531
4.60%, 11/15/2030	825,000	804,277
Nutrien Ltd. (Canada),
4.85%, 05/29/2031	3,192,000	3,159,267
5.35%, 05/29/2036	548,000	535,894
		12,713,912
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Financial Exchanges & Data–0.04%
Intercontinental Exchange, Inc.,
3.95%, 12/01/2028(c)	$347,000	$341,568
4.20%, 03/15/2031	1,506,000	1,457,047
4.95%, 06/15/2052	1,000	863
5.20%, 06/15/2062	3,000	2,585
MSCI, Inc., 5.25%, 09/01/2035	16,000	15,343
Nasdaq, Inc.,
5.35%, 06/28/2028	2,000	2,022
5.55%, 02/15/2034	4,000	4,042
6.10%, 06/28/2063	2,000	1,955
		1,825,425
Food Distributors–0.01%
Bunge Ltd. Finance Corp.,
4.55%, 08/04/2030	505,000	496,121
5.15%, 08/04/2035	24,000	23,308
Core & Main L.P., 6.00%, 07/01/2034(b)	106,000	105,785
Sysco Corp., 5.10%, 09/23/2030	44,000	43,930
		669,144
Food Retail–0.00%
Alimentation Couche-Tard, Inc. (Canada), 5.08%, 09/29/2035(b)	87,000	84,068
Kroger Co. (The),
5.00%, 09/15/2034	15,000	14,501
5.65%, 09/15/2064	3,000	2,686
		101,255
Forest Products–0.07%
Celulosa Arauco y Constitucion S.A. (Chile),
4.25%, 04/30/2029(b)	800,000	765,512
6.18%, 05/05/2032(b)(c)	1,000,000	993,772
Georgia-Pacific LLC,
4.40%, 06/30/2028(b)	63,000	62,644
4.60%, 05/15/2031(b)	1,572,000	1,541,803
4.95%, 06/30/2032(b)	33,000	32,658
4.90%, 05/15/2033(b)	328,000	321,101
		3,717,490
Gas Utilities–0.33%
Atmos Energy Corp.,
5.90%, 11/15/2033	1,000	1,040
5.20%, 08/15/2035	37,000	36,665
6.20%, 11/15/2053	2,000	2,050
Grupo Energia Bogota S.A. ESP (Colombia), 5.75%, 10/22/2035(b)(c)	800,000	782,940
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	5,000	5,022
Snam S.p.A. (Italy),
5.00%, 05/28/2030(b)	675,000	672,282
5.75%, 05/28/2035(b)	300,000	301,429
6.50%, 05/28/2055(b)	217,000	219,742
South Jersey Industries, Inc., 7.38%, 06/09/2056	12,564,000	12,465,654
Southern California Gas Co., 5.90%, 06/01/2056(c)	871,000	828,478
Principal Amount		Value
Gas Utilities–(continued)
Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035(b)(c)	$16,000	$15,881
Southwest Gas Corp., 5.45%, 03/23/2028	8,000	8,068
Venture Global Calcasieu Pass LLC, 6.00%, 05/01/2036(b)	1,391,000	1,386,005
		16,725,256
Gold–0.02%
Coeur Mining, Inc., 6.88%, 04/01/2032(b)	270,000	276,453
Navoi Mining & Metallurgical Combinat (Uzbekistan), 6.95%, 10/17/2031(b)	600,000	629,699
		906,152
Health Care Distributors–0.06%
Cardinal Health, Inc.,
4.50%, 09/15/2030	143,000	140,328
5.15%, 09/15/2035	13,000	12,667
Cencora, Inc.,
3.95%, 02/13/2029	2,100,000	2,058,671
4.25%, 11/15/2030	624,000	605,385
5.13%, 02/15/2034	4,000	3,940
McKesson Corp.,
4.25%, 09/15/2029	29,000	28,560
4.65%, 05/30/2030	257,000	254,965
4.95%, 05/30/2032	75,000	74,505
		3,179,021
Health Care Equipment–0.14%
Abbott Laboratories,
3.70%, 03/09/2029	3,278,000	3,204,969
5.50%, 03/15/2056	315,000	295,332
5.60%, 03/15/2066	166,000	155,031
Augusta SpinCo Corp.,
4.40%, 03/23/2029	1,929,000	1,907,289
4.66%, 03/23/2031	843,000	828,748
4.95%, 03/23/2033	201,000	196,706
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	130,000	128,782
Smith & Nephew PLC (United Kingdom),
5.15%, 03/20/2027	21,000	21,065
5.40%, 03/20/2034	9,000	8,935
Stryker Corp.,
4.25%, 09/11/2029	42,000	41,339
4.85%, 02/10/2030	58,000	57,930
		6,846,126
Health Care Facilities–0.02%
Adventist Health System, 5.76%, 12/01/2034	5,000	5,029
Ascension Health,
Series 2025, 4.29%, 11/15/2030	627,000	611,069
4.92%, 11/15/2035	31,000	29,928
Tenet Healthcare Corp., 6.75%, 05/15/2031	34,000	34,740
Universal Health Services, Inc.,
4.63%, 10/15/2029	42,000	41,328
5.05%, 10/15/2034	20,000	18,898
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Health Care Facilities–(continued)
UPMC,
5.04%, 05/15/2033	$13,000	$12,836
5.38%, 05/15/2043	2,000	1,913
		755,741
Health Care REITs–0.01%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	2,000	1,915
5.63%, 05/15/2054	4,000	3,619
Diversified Healthcare Trust, 4.38%, 03/01/2031	313,000	286,167
Healthpeak OP LLC, 5.38%, 02/15/2035	11,000	10,835
National Health Investors, Inc., 5.35%, 02/01/2033	38,000	37,055
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030	178,000	176,918
Ventas Realty L.P., 5.00%, 02/15/2036	22,000	21,074
		537,583
Health Care Services–0.37%
CHS/Community Health Systems, Inc., 5.25%, 05/15/2030(b)	137,000	127,998
Cigna Group (The), 4.50%, 09/15/2030	301,000	295,781
CommonSpirit Health,
4.35%, 09/01/2030	237,000	229,910
5.32%, 12/01/2034	25,000	24,590
4.83%, 09/01/2035	36,000	34,232
5.58%, 09/01/2045	2,000	1,882
5.55%, 12/01/2054	4,000	3,663
5.66%, 09/01/2055	2,000	1,856
Series 2025, 4.98%, 09/01/2035	22,000	20,961
Community Health Systems, Inc., 6.00%, 01/15/2029(b)	150,000	148,363
CVS Health Corp.,
5.00%, 01/30/2029	7,000	7,032
5.25%, 01/30/2031	2,000	2,012
5.00%, 09/15/2032	29,000	28,613
5.45%, 09/15/2035	32,000	31,585
6.75%, 12/10/2054(f)	241,000	247,346
7.00%, 03/10/2055(f)	10,649,000	10,999,174
6.20%, 09/15/2055	14,000	13,640
6.25%, 09/15/2065	5,000	4,824
DaVita, Inc.,
4.63%, 06/01/2030(b)	150,000	145,027
6.88%, 09/01/2032(b)	3,000	3,074
6.75%, 07/15/2033(b)	135,000	138,228
HCA, Inc.,
5.00%, 03/01/2028	34,000	34,128
4.30%, 11/15/2030	129,000	125,157
5.45%, 09/15/2034	3,000	2,981
5.75%, 03/01/2035	21,000	21,171
5.90%, 06/01/2053	2,000	1,858
6.20%, 03/01/2055	4,000	3,871
Icon Investments Six DAC,
5.85%, 05/08/2029	556,000	565,902
6.00%, 05/08/2034	140,000	141,454
Principal Amount		Value
Health Care Services–(continued)
ICON Investments Six DAC,
5.06%, 08/13/2029(b)	$2,517,000	$2,512,491
6.00%, 08/13/2036(b)	2,646,000	2,639,169
Laboratory Corp. of America Holdings, 4.35%, 04/01/2030	67,000	65,599
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	1,000	585
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	5,000	2,823
Quest Diagnostics, Inc., 6.40%, 11/30/2033	4,000	4,253
		18,631,233
Health Care Supplies–0.12%
180 Medical, Inc. (United Kingdom), 5.30%, 10/08/2035(b)	105,000	101,072
Medline Borrower L.P., 3.88%, 04/01/2029(b)	1,491,000	1,444,696
Medline Borrower L.P./Medline Co-Issuer, Inc., 5.00%, 06/15/2031(b)	4,481,000	4,416,515
Solventum Corp.,
5.45%, 02/25/2027	3,000	3,010
5.40%, 03/01/2029	28,000	28,312
5.60%, 03/23/2034	13,000	13,059
		6,006,664
Heavy Electrical Equipment–0.01%
GE Vernova, Inc.,
4.25%, 02/04/2031(c)	426,000	415,035
4.88%, 02/04/2036	102,000	97,969
5.50%, 02/04/2056	33,000	30,619
		543,623
Highways & Railtracks–0.02%
Burlington Northern Santa Fe LLC,
5.55%, 03/15/2056	2,000	1,876
5.80%, 03/15/2056	2,000	1,943
TransJamaican Highway Ltd. (Jamaica), 5.75%, 10/10/2036(b)	1,081,707	997,875
		1,001,694
Home Furnishings–0.02%
Wayfair LLC, 7.75%, 09/15/2030(b)	808,000	851,430
Home Improvement Retail–0.01%
Home Depot, Inc. (The),
3.75%, 09/15/2028	359,000	353,664
4.90%, 04/15/2029	18,000	18,126
3.95%, 09/15/2030	238,000	230,882
4.65%, 09/15/2035	15,000	14,334
Lowe’s Cos., Inc., 5.85%, 04/01/2063	2,000	1,872
		618,878
Homebuilding–0.01%
D.R. Horton, Inc., 5.00%, 10/15/2034	8,000	7,753
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Homebuilding–(continued)
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	$250,000	$252,309
Toll Brothers Finance Corp., 5.60%, 06/15/2035	34,000	33,752
		293,814
Hotel & Resort REITs–0.01%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.25%, 08/15/2032	67,000	66,645
4.75%, 03/15/2033	202,000	193,714
5.75%, 07/15/2034	3,000	3,030
4.95%, 01/15/2035	9,000	8,610
		271,999
Hotels, Resorts & Cruise Lines–0.16%
A&K Travel Group Holdings Ltd. (United Kingdom), 7.50%, 05/15/2033(b)	815,000	829,527
Airbnb, Inc.,
4.40%, 03/16/2029(c)	584,000	579,178
4.65%, 03/16/2031(c)	475,000	468,489
5.25%, 03/16/2036	63,000	61,670
Carnival Corp. Ltd.,
5.75%, 03/15/2030(b)	475,000	478,082
5.88%, 06/15/2031(b)	826,000	829,329
5.75%, 08/01/2032(b)	291,000	288,345
Expedia Group, Inc.,
5.40%, 02/15/2035	24,000	23,430
5.50%, 04/15/2036	485,000	471,587
Hilton Domestic Operating Co., Inc.,
5.88%, 04/01/2029(b)	481,000	484,966
3.75%, 05/01/2029(b)	500,000	481,967
6.13%, 04/01/2032(b)	90,000	91,195
5.75%, 09/15/2033(b)	198,000	197,966
Marriott International, Inc.,
4.20%, 07/15/2027	30,000	29,956
4.88%, 05/15/2029	5,000	5,000
4.80%, 03/15/2030	38,000	37,752
5.35%, 03/15/2035	10,000	9,836
Marriott Ownership Resorts, Inc.,
4.50%, 06/15/2029(b)	289,000	279,819
6.50%, 10/01/2033(b)(c)	740,000	736,589
Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032(b)	42,000	42,603
6.00%, 02/01/2033(b)	288,000	289,817
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	1,172,000	1,171,909
		7,889,012
Household Appliances–0.01%
Whirlpool Corp.,
6.13%, 06/15/2030	115,000	108,144
7.50%, 07/01/2031(b)	181,000	181,682
		289,826
Housewares & Specialties–0.01%
Newell Brands, Inc., 6.38%, 05/15/2030(c)	441,000	447,978
Principal Amount		Value
Independent Power Producers & Energy Traders–0.23%
AES Andes S.A. (Chile), 6.25%, 11/14/2034(b)	$500,000	$507,500
AES Corp. (The),
5.20%, 07/15/2029	1,222,000	1,222,673
5.75%, 07/15/2033	533,000	527,192
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), 4.45%, 08/01/2035(b)	200,000	184,992
EnfraGen Energia Sur S.A.U./EnfraGen Chile S.p.A./EnfraGen Spain S.A.U. (Colombia), 8.50%, 06/30/2032(b)	300,000	314,424
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple (Mexico), 7.25%, 01/31/2041(b)	2,311,788	2,311,140
Vistra Corp., 7.00%(b)(f)(h)	2,914,000	2,929,940
VoltaGrid LLC, 7.38%, 11/01/2030(b)	3,407,000	3,429,987
		11,427,848
Industrial Conglomerates–0.15%
Eaton Corp.,
3.85%, 03/06/2028	3,943,000	3,900,876
3.95%, 03/06/2029	660,000	647,800
4.20%, 03/06/2031	827,000	800,871
4.50%, 03/06/2033	208,000	200,426
4.80%, 03/06/2036	100,000	95,645
5.45%, 03/06/2056(c)	520,000	486,691
Siemens Funding B.V. (Germany),
4.35%, 05/26/2028(b)	544,000	542,966
4.60%, 05/28/2030(b)	500,000	496,409
4.90%, 05/28/2032(b)	301,000	300,567
5.20%, 05/28/2035(b)	129,000	128,410
5.90%, 05/28/2065(b)	20,000	19,571
		7,620,232
Industrial Machinery & Supplies & Components–0.19%
Enpro, Inc., 6.13%, 06/01/2033(b)	270,000	271,838
ESAB Corp., 5.63%, 04/01/2031(b)	3,536,000	3,512,913
Flowserve Corp., 5.70%, 05/15/2036	83,000	81,892
Ingersoll Rand, Inc.,
5.20%, 06/15/2027	22,000	22,115
5.40%, 08/14/2028	3,000	3,037
Nordson Corp.,
5.60%, 09/15/2028	6,000	6,089
5.80%, 09/15/2033	3,000	3,065
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	4,000	4,051
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	4,098,000	4,003,339
Weir Group, Inc. (United Kingdom), 5.35%, 05/06/2030(b)	566,000	566,273
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Industrial Machinery & Supplies & Components–(continued)
Xylem, Inc.,
5.20%, 06/01/2033	$609,000	$607,331
5.45%, 06/01/2036	192,000	191,621
		9,273,564
Industrial REITs–0.00%
LXP Industrial Trust, 6.75%, 11/15/2028	3,000	3,095
Insurance Brokers–0.02%
Alliant Holdings Intermediate LLC, 6.50%, 10/01/2031(b)	141,000	141,839
Arthur J. Gallagher & Co.,
4.85%, 12/15/2029	14,000	13,976
5.00%, 02/15/2032	9,000	8,896
5.15%, 02/15/2035	8,000	7,765
6.75%, 02/15/2054	3,000	3,163
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	5,000	5,046
4.95%, 03/15/2036	207,000	198,050
5.70%, 09/15/2053	3,000	2,826
Willis North America, Inc.,
4.55%, 03/15/2031	550,000	533,992
5.15%, 03/15/2036	57,000	54,513
		970,066
Integrated Oil & Gas–0.58%
Ecopetrol S.A. (Colombia), 7.75%, 02/01/2032	430,000	444,611
Eni S.p.A. (Italy),
5.50%, 05/15/2034(b)	122,000	122,271
5.25%, 05/18/2036(b)	367,000	354,519
Occidental Petroleum Corp.,
6.45%, 09/15/2036	2,000	2,111
4.63%, 06/15/2045	3,000	2,456
4.40%, 04/15/2046	4,000	3,223
Petroleos Mexicanos (Mexico),
5.95%, 01/28/2031	155,000	153,295
6.63%, 06/15/2035	135,000	129,057
SA Global Sukuk Ltd. (Saudi Arabia), 4.13%, 09/17/2030(b)	14,310,000	13,779,225
Saudi Arabian Oil Co. (Saudi Arabia),
4.00%, 02/02/2029(b)	6,633,000	6,501,063
4.75%, 06/02/2030(b)	6,469,000	6,407,514
Yinson Boronia Production B.V. (Brazil), 8.95%, 07/31/2042(b)	768,096	847,166
		28,746,511
Integrated Telecommunication Services–1.65%
APLD ComputeCo LLC, 9.25%, 12/15/2030(b)(c)	4,369,000	4,610,766
AT&T, Inc.,
5.40%, 02/15/2034	5,000	4,967
6.05%, 08/15/2056	10,000	9,196
6.20%, 10/30/2056	545,000	512,020
6.30%, 10/30/2066	406,000	379,001
Bell Canada (Canada),
6.88%, 09/15/2055(f)	2,543,000	2,576,936
7.00%, 09/15/2055(f)	1,364,000	1,378,780
Principal Amount		Value
Integrated Telecommunication Services–(continued)
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(f)	$7,274,000	$7,256,159
C&W Senior Finance Ltd. (Panama), 9.00%, 01/15/2033(b)	200,000	202,804
Cipher Compute LLC, 7.13%, 11/15/2030(b)	5,361,000	5,434,143
Core Scientific Finance I LLC, 7.75%, 05/15/2031(b)	141,000	136,900
Grupo Televisa S.A.B. (Mexico), 5.00%, 05/13/2045	1,000,000	692,567
HUT 8 DC LLC, 6.19%, 11/15/2042(b)	225,000	218,622
NTT Finance Corp. (Japan),
4.88%, 07/16/2030(b)	657,000	648,843
5.50%, 07/16/2035(b)	134,000	131,654
QTS Fayetteville I Dc1-2 LLC/QTS TRS Fayetteville I DC1-2 LLC, 5.70%, 04/15/2036(b)	2,449,000	2,217,379
QTS Thunder Managing Issuer LLC, 5.66% (SOFR + 2.00%), 12/10/2030(e)	29,395,000	29,289,363
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(b)	200,000	197,261
Telecom Argentina S.A. (Argentina), 9.25%, 05/28/2033(b)	800,000	854,100
TELUS Corp. (Canada),
6.63%, 10/15/2055(f)	675,000	670,183
6.38%, 06/09/2056(f)	1,943,000	1,905,551
6.63%, 06/09/2056(f)	3,595,000	3,466,015
Turk Telekomunikasyon A.S. (Turkey), 6.95%, 10/07/2032(b)	500,000	494,360
Verizon Communications, Inc.,
5.25%, 04/02/2035	42,000	40,975
5.00%, 01/15/2036	54,000	51,249
5.75%, 11/30/2045	35,000	32,697
6.20%, 05/14/2056(f)	534,000	516,918
6.75%, 02/15/2057(c)(f)	7,208,000	7,190,846
6.05%, 05/14/2058(f)	1,370,000	1,338,095
6.60%, 02/15/2059(f)	7,208,000	7,215,138
6.00%, 11/30/2065	13,000	11,964
WULF Compute LLC, 7.75%, 10/15/2030(b)	2,822,000	2,933,740
		82,619,192
Interactive Media & Services–0.34%
Alphabet, Inc.,
4.10%, 02/15/2031(c)	1,799,000	1,739,338
4.88%, 08/15/2031	2,646,000	2,629,599
4.38%, 11/15/2032	32,000	30,785
4.70%, 11/15/2035	24,000	22,747
4.80%, 02/15/2036	150,000	142,903
5.45%, 08/15/2036	3,625,000	3,597,796
5.35%, 11/15/2045	19,000	17,384
5.45%, 11/15/2055	13,000	11,527
5.65%, 02/15/2056	154,000	140,990
6.38%, 08/15/2056	1,373,000	1,382,460
5.30%, 05/15/2065	1,000	843
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Interactive Media & Services–(continued)
Flutter Treasury DAC (United Kingdom), 5.88%, 06/04/2031(b)(c)	$700,000	$688,371
Match Group Holdings II LLC, 6.13%, 09/15/2033(b)(c)	1,353,000	1,333,354
Meta Platforms, Inc.,
4.55%, 08/15/2031	6,000	5,859
4.88%, 05/15/2033(c)	1,391,000	1,344,090
4.75%, 08/15/2034	19,000	18,087
5.25%, 05/15/2036(c)	526,000	506,520
6.20%, 05/15/2046	697,000	654,862
5.40%, 08/15/2054	2,000	1,622
5.63%, 11/15/2055	34,000	28,360
6.30%, 05/15/2056	677,000	623,696
5.75%, 05/15/2063	2,000	1,650
5.55%, 08/15/2064	3,000	2,396
5.75%, 11/15/2065	52,000	42,726
6.45%, 05/15/2066	1,452,000	1,329,013
Tencent Holdings Ltd. (China), 5.60%, 06/16/2046(b)(c)	800,000	764,018
		17,060,996
Internet Services & Infrastructure–0.36%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	15,374,000	14,737,159
CoreWeave, Inc.,
9.25%, 06/01/2030(b)(c)	3,233,000	3,005,122
9.00%, 02/01/2031(b)	108,000	97,010
9.75%, 10/01/2031(b)	7,000	6,265
9.63%, 07/15/2032(b)	51,000	45,062
		17,890,618
Investment Banking & Brokerage–1.44%
Charles Schwab Corp. (The),
4.74%, 05/21/2030(f)	3,463,000	3,451,638
4.34%, 11/14/2031(f)	548,000	533,228
4.91%, 11/14/2036(f)	110,000	104,694
5.49%, 05/21/2037(f)	868,000	856,030
Series K, 5.00%(f)(h)	4,000	4,007
Series L, 6.10%(f)(h)	2,356,000	2,325,216
Goldman Sachs Group, Inc. (The),
4.95% (SOFR + 1.29%), 04/23/2028(e)	126,000	126,625
4.15%, 01/21/2029(f)	1,589,000	1,575,262
4.59%, 04/20/2030(f)	1,127,000	1,114,991
5.73%, 04/25/2030(f)	21,000	21,349
5.05%, 07/23/2030(f)	33,000	32,988
4.69%, 10/23/2030(f)	41,000	40,520
5.21%, 01/28/2031(f)	55,000	55,054
5.22%, 04/23/2031(f)	215,000	215,175
4.37%, 10/21/2031(f)	412,000	398,434
4.97%, 06/03/2032(f)	1,489,000	1,466,218
5.24%, 07/21/2032(c)(f)	1,821,000	1,811,034
5.09%, 04/20/2034(f)	709,000	691,852
5.85%, 04/25/2035(f)	5,000	5,073
5.33%, 07/23/2035(f)	4,000	3,930
5.54%, 01/28/2036(f)	1,000	990
4.94%, 10/21/2036(f)	56,000	52,945
5.43%, 06/03/2037(f)	1,774,000	1,728,396
5.66%, 07/21/2037(c)(f)	4,185,000	4,147,521
Principal Amount		Value
Investment Banking & Brokerage–(continued)
5.39%, 02/02/2041(f)	$286,000	$271,214
5.73%, 01/28/2056(f)	6,000	5,562
6.22%, 07/21/2057(f)	4,053,000	4,012,404
Series AA, 6.50%(f)(h)	8,772,000	8,734,584
Series V, 4.13%(c)(f)(h)	1,246,000	1,242,214
Series W, 7.50%(c)(f)(h)	6,620,000	6,894,260
Series X, 7.50%(c)(f)(h)	7,647,000	7,927,018
Morgan Stanley,
5.12%, 02/01/2029(f)	3,000	3,017
4.99%, 04/12/2029(f)	57,000	57,196
5.16%, 04/20/2029(f)	9,000	9,060
4.87%, 07/12/2029(f)	3,669,000	3,669,923
5.45%, 07/20/2029(f)	7,000	7,073
6.41%, 11/01/2029(f)	12,000	12,366
4.24%, 01/09/2030(f)	2,016,000	1,982,970
5.17%, 01/16/2030(f)	12,000	12,059
5.04%, 07/19/2030(f)	25,000	25,038
4.65%, 10/18/2030(f)	57,000	56,384
5.19%, 04/17/2031(f)	156,000	156,229
4.49%, 01/16/2032(f)	634,000	614,631
4.71%, 03/12/2032(f)	1,134,000	1,107,204
4.81%, 04/16/2032(f)	738,000	722,729
5.17%, 07/14/2032(f)	1,822,000	1,808,803
5.25%, 04/21/2034(f)	4,000	3,952
5.42%, 07/21/2034(f)	5,000	4,978
5.47%, 01/18/2035(f)	5,000	4,975
5.83%, 04/19/2035(f)	5,000	5,082
5.32%, 07/19/2035(f)	5,000	4,925
5.59%, 01/18/2036(f)	4,000	3,994
5.66%, 04/17/2036(f)	4,000	4,010
5.07%, 01/30/2037(f)	100,000	95,373
5.30%, 04/10/2037(f)	109,000	105,467
5.61%, 07/17/2037(f)	4,096,000	4,056,947
5.95%, 01/19/2038(f)	1,000	1,012
5.31%, 01/18/2041(f)	79,000	74,937
5.90%, 03/13/2047(f)	378,000	368,275
Series I, 4.51% (SOFR + 0.85%), 07/12/2029(e)	5,531,000	5,536,783
4.36%, 10/22/2031(f)	430,000	416,063
4.89%, 10/22/2036(f)	1,000	946
Nomura Holdings, Inc. (Japan),
4.90%, 07/01/2030(c)	572,000	564,910
5.49%, 06/29/2035	321,000	319,773
Raymond James Financial, Inc., 4.90%, 09/11/2035	29,000	27,583
		71,695,093
IT Consulting & Other Services–0.07%
International Business Machines Corp.,
4.65%, 02/10/2028	315,000	315,493
4.80%, 02/10/2030	545,000	543,195
4.30%, 02/03/2031	2,036,000	1,973,038
5.20%, 02/10/2035(c)	274,000	267,784
4.95%, 02/03/2036(c)	180,000	170,337
5.70%, 02/10/2055	279,000	247,745
5.80%, 02/03/2056	105,000	94,509
		3,612,101
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Leisure Products–0.05%
Brunswick Corp., 5.85%, 03/18/2029	$17,000	$17,292
Hasbro, Inc., 4.65%, 03/12/2031	626,000	612,963
Viking Cruises Ltd.,
7.00%, 02/15/2029(b)	832,000	836,008
5.88%, 10/15/2033(b)	915,000	905,982
		2,372,245
Life & Health Insurance–1.68%
200 Park Funding Trust, 5.74%, 02/15/2055(b)	166,000	155,841
American National Global Funding,
5.00%, 06/22/2029(b)	6,021,000	5,971,910
5.55%, 01/28/2030(b)	37,000	37,163
American National Group, Inc., 6.00%, 07/15/2035	19,000	18,359
Athene Global Funding, 5.58%, 01/09/2029(b)	31,000	31,197
Athene Holding Ltd., 6.15%, 08/15/2036(c)	5,504,000	5,448,613
Constellation Global Funding,
4.85%, 10/22/2030(b)	690,000	669,737
5.70%, 08/05/2031(b)	8,047,000	7,974,208
Corebridge Global Funding,
5.90%, 09/19/2028(b)	10,000	10,183
5.20%, 01/12/2029(b)	20,000	20,078
4.80%, 05/29/2029(b)	2,445,000	2,434,861
5.20%, 06/24/2029(b)	33,000	33,189
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20%(b)(c)(f)(h)	361,000	362,325
GA Global Funding Trust,
5.50%, 01/08/2029(b)(c)	470,000	472,882
4.50%, 09/18/2030(b)	1,128,000	1,081,623
Grand River Funding Trust I, 6.31%, 02/15/2036(b)(c)	421,000	415,652
Grand River Funding Trust II, 7.28%, 02/15/2056(b)	391,000	386,016
High Street Funding Trust III, 5.81%, 02/15/2055(b)	105,000	97,895
Jackson National Life Global Funding, 4.85%, 06/23/2028(b)(c)	12,537,000	12,514,517
Lincoln Financial Global Funding,
4.63%, 05/28/2028(b)	142,000	141,529
4.63%, 08/18/2030(b)	147,000	143,811
4.95%, 05/21/2031(b)(c)	1,437,000	1,416,260
5.25%, 08/13/2031(b)	9,845,000	9,774,997
Lincoln National Corp., 6.80%, 07/15/2056(c)(f)	1,225,000	1,217,764
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(i)	27,101,000	24,228,294
MassMutual Global Funding II, 4.55%, 05/07/2030(b)	764,000	751,985
MetLife, Inc.,
5.25%, 01/15/2054	1,000	891
Series G, 6.35%, 03/15/2055(f)	24,000	24,434
Nippon Life Insurance Co. (Japan),
5.95%, 04/16/2054(b)(f)	395,000	394,772
6.50%, 04/30/2055(b)(f)	142,000	145,993
Principal Amount		Value
Life & Health Insurance–(continued)
Northwestern Mutual Global Funding, 4.74%, 06/30/2031(b)	$1,802,000	$1,776,425
Northwestern Mutual Life Insurance Co. (The), 6.05%, 06/30/2056(b)	868,000	848,178
Pricoa Global Funding I, 4.65%, 08/27/2031(b)	237,000	232,110
Principal Financial Group, Inc., 5.30%, 01/15/2037	796,000	770,733
Protective Life Corp.,
4.70%, 01/15/2031(b)	545,000	531,965
5.35%, 12/15/2035(b)	66,000	63,431
Protective Life Global Funding, 4.83%, 04/14/2031(b)(c)	2,217,000	2,177,111
Prudential Financial, Inc., 5.20%, 03/14/2035	42,000	41,215
Sagicor Financial Co. Ltd. (Canada), 5.30%, 05/13/2028(b)	1,000,000	995,715
Wynnton Funding Trust, 5.25%, 08/15/2035(b)(c)	281,000	270,771
		84,084,633
Life Sciences Tools & Services–0.01%
Thermo Fisher Scientific, Inc.,
4.22%, 02/12/2031(c)	485,000	471,114
4.55%, 06/15/2033	185,000	178,450
4.90%, 02/12/2036	100,000	96,290
		745,854
Managed Health Care–0.01%
Centene Corp., 2.50%, 03/01/2031	341,000	297,900
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	4,000	2,853
3.00%, 06/01/2051	2,000	1,247
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	8,000	8,082
5.30%, 02/15/2030	8,000	8,107
5.63%, 07/15/2054	1,000	929
5.75%, 07/15/2064	1,000	925
		320,043
Marine Transportation–0.12%
A.P. Moller - Maersk A/S, 5.88%, 09/14/2033(b)	3,000	3,076
Carrix, Inc., 6.13%, 08/01/2033(b)	3,441,000	3,446,658
NCL Corp. Ltd.,
5.88%, 01/15/2031(b)	1,291,000	1,238,863
6.75%, 02/01/2032(b)	30,000	29,206
6.25%, 09/15/2033(b)(c)	1,232,000	1,153,143
		5,870,946
Metal, Glass & Plastic Containers–0.02%
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030	728,000	731,920
5.44%, 04/03/2034(c)	312,000	311,426
		1,043,346
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Mortgage REITs–0.00%
Rithm Capital Corp., 8.50%, 06/01/2031(b)	$132,000	$133,526
Movies & Entertainment–0.02%
Discovery Global Holdings, Inc.,
4.05%, 03/15/2029	422,000	418,059
4.28%, 03/15/2032	152,000	139,164
Netflix, Inc., 5.40%, 08/15/2054	2,000	1,847
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030(b)	280,000	269,850
		828,920
Multi-Family Residential REITs–0.00%
ERP Operating L.P.,
4.95%, 06/15/2032	30,000	29,698
5.30%, 12/07/2033	4,000	4,018
Essex Portfolio L.P., 5.50%, 04/01/2034	4,000	3,989
Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	9,000	8,534
Mid-America Apartments L.P., 5.30%, 02/15/2032	17,000	17,125
UDR, Inc., 5.13%, 09/01/2034	5,000	4,884
		68,248
Multi-line Insurance–0.10%
AEGON Funding Co. LLC, 5.63%, 05/07/2036	324,000	315,549
Allianz SE (Germany), 6.50%(b)(f)(h)	400,000	397,436
American International Group, Inc., 4.85%, 05/07/2030	53,000	52,844
Guardian Life Global Funding, 4.81%, 06/01/2031(b)	3,772,000	3,724,947
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	366,000	363,356
		4,854,132
Multi-Utilities–0.53%
Ameren Illinois Co., 4.95%, 06/01/2033	3,000	2,953
CenterPoint Energy, Inc.,
Conv., 3.00%, 08/01/2028	8,443,000	8,584,420
5.95%, 04/01/2056(f)	374,000	368,909
Series E, 6.40%, 08/15/2058(c)(f)	9,088,000	9,130,953
Dominion Energy, Inc.,
5.35%, 06/15/2036(c)	688,000	668,354
6.00%, 02/15/2056(f)	573,000	568,727
6.20%, 02/15/2056(f)	35,000	34,334
DTE Electric Co.,
5.20%, 03/01/2034	4,000	3,995
5.85%, 05/15/2055	2,000	1,936
DTE Energy Co.,
4.95%, 07/01/2027	18,000	18,057
5.85%, 06/01/2034	2,000	2,044
Series C, 6.20%, 07/01/2058(c)(f)	3,030,000	3,019,303
Principal Amount		Value
Multi-Utilities–(continued)
ENGIE S.A. (France),
5.25%, 04/10/2029(b)	$527,000	$531,507
5.63%, 04/10/2034(b)	199,000	201,582
5.88%, 04/10/2054(b)	9,000	8,572
NiSource, Inc.,
5.25%, 03/30/2028	8,000	8,068
4.75%, 05/18/2031(c)	613,000	604,662
5.35%, 04/01/2034	6,000	5,975
5.30%, 05/18/2036	201,000	195,839
5.85%, 04/01/2055	3,000	2,822
Public Service Enterprise Group, Inc., 5.88%, 10/15/2028	4,000	4,079
Sempra,
5.25%, 03/15/2036	155,000	149,229
6.88%, 10/01/2054(f)	42,000	42,725
6.38%, 04/01/2056(f)	363,000	364,962
WEC Energy Group, Inc.,
5.15%, 10/01/2027	4,000	4,026
4.75%, 01/15/2028	1,710,000	1,713,388
		26,241,421
Office REITs–0.18%
Boston Properties L.P., Conv., 2.00%, 10/01/2030(b)	5,066,000	4,868,426
Brandywine Operating Partnership L.P., 6.13%, 01/15/2031	72,000	69,962
COPT Defense Properties L.P., 4.50%, 10/15/2030	110,000	107,263
Cousins Properties L.P.,
5.38%, 02/15/2032	16,000	15,989
4.88%, 03/01/2033	370,000	354,061
5.88%, 10/01/2034	13,000	13,110
Piedmont Operating Partnership L.P.,
6.88%, 07/15/2029	3,090,000	3,211,486
5.63%, 01/15/2033	252,000	247,861
		8,888,158
Oil & Gas Drilling–0.01%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	259,000	270,027
Transocean International Ltd., 7.88%, 10/15/2032(b)	274,000	287,845
		557,872
Oil & Gas Equipment & Services–0.13%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.,
4.05%, 03/11/2029(c)	946,000	930,223
4.35%, 06/15/2031	1,477,000	1,431,955
Bristow Group, Inc., 6.75%, 02/01/2033(b)	3,224,000	3,248,918
Oceaneering International, Inc., 6.88%, 07/15/2034(b)	104,000	107,388
Solaris Energy Infrastructure LLC, 6.38%, 05/15/2031(b)	281,000	279,081
Tidewater, Inc., 9.13%, 07/15/2030(b)	253,000	271,092
		6,268,657
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Oil & Gas Exploration & Production–0.22%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	$189,000	$196,695
Azule Energy Finance PLC (Angola),
8.13%, 01/23/2030(b)	330,000	335,071
8.25%, 01/22/2031(b)	371,000	376,666
Caturus Energy LLC,
8.50%, 02/15/2030(b)	337,000	351,859
7.13%, 05/15/2031(b)	62,000	62,158
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	260,000	257,987
ConocoPhillips Co., 5.70%, 09/15/2063	2,000	1,863
Crescent Energy Co., Conv., 2.75%, 03/15/2031(b)	58,000	67,208
Diamondback Energy, Inc.,
5.20%, 04/18/2027	18,000	18,082
5.15%, 01/30/2030	22,000	22,175
5.90%, 04/18/2064	3,000	2,846
EOG Resources, Inc.,
4.40%, 07/15/2028	63,000	62,772
5.35%, 01/15/2036	13,000	12,870
5.95%, 07/15/2055	3,000	2,953
Expand Energy Corp., 5.38%, 03/15/2030	17,000	17,065
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.88%, 05/15/2034(b)	44,000	43,637
7.25%, 02/15/2035(b)	136,000	137,149
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	7,487,000	7,276,336
Var Energi ASA (Norway), 5.88%, 05/22/2030(b)	651,000	663,564
Vista Energy Argentina S.A.U. (Argentina), 8.50%, 06/10/2033(b)	1,000,000	1,058,674
Woodside Finance Ltd. (Australia), 5.70%, 05/19/2032	13,000	13,238
		10,980,868
Oil & Gas Refining & Marketing–0.21%
CVR Energy, Inc., 7.50%, 02/15/2031(b)	552,000	568,971
Empresa Nacional del Petroleo (Chile), 5.95%, 07/30/2034(b)	2,578,000	2,590,256
ORLEN S.A. (Poland), 6.00%, 01/30/2035(b)	800,000	814,055
PBF Holding Co. LLC/PBF Finance Corp., 9.88%, 03/15/2030(b)	257,000	274,552
Raizen Fuels Finance S.A. (Brazil),
6.25%, 07/08/2032(b)	400,000	229,056
6.70%, 02/25/2037(b)	270,000	153,394
Sunoco L.P.,
5.63%, 03/15/2031(b)	1,611,000	1,600,809
6.25%, 07/01/2033(b)	275,000	276,590
5.88%, 03/15/2034(b)(c)	1,965,000	1,937,502
7.88%(b)(f)(h)	1,854,000	1,912,842
		10,358,027
Principal Amount		Value
Oil & Gas Storage & Transportation–1.36%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032(b)	$379,000	$387,435
5.75%, 10/15/2033(b)	3,525,000	3,482,209
Cheniere Energy Partners L.P.,
5.95%, 06/30/2033	4,000	4,118
5.35%, 11/30/2036(b)	1,054,000	1,025,598
6.05%, 11/30/2056(b)(c)	592,000	572,469
Cheniere Energy, Inc., 5.20%, 07/30/2036(b)	135,000	130,208
Columbia Pipelines Holding Co. LLC, 5.10%, 10/01/2031(b)	15,000	14,851
Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054(b)	1,000	924
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	2,000	1,827
Enbridge, Inc. (Canada),
5.45%, 03/27/2036	504,000	497,624
7.63%, 01/15/2083(f)	3,000	3,229
Series NC5, 8.25%, 01/15/2084(f)	6,000	6,327
Energy Transfer L.P.,
6.10%, 12/01/2028	7,000	7,187
6.40%, 12/01/2030	2,000	2,096
4.55%, 01/15/2031	825,000	806,778
5.55%, 05/15/2034	3,000	3,000
5.35%, 01/15/2036	43,000	41,981
5.95%, 05/15/2054	1,000	928
8.00%, 05/15/2054(f)	3,155,000	3,308,296
7.13%, 10/01/2054(f)	11,150,000	11,449,868
6.30%, 01/15/2056	2,000	1,951
6.50%, 02/15/2056(f)	6,120,000	6,146,322
6.55%, 01/15/2057(c)(f)	6,866,000	6,826,617
6.70%, 01/15/2057(f)	8,216,000	8,149,619
Enterprise Products Operating LLC,
4.30%, 06/20/2028	160,000	159,321
4.60%, 01/15/2031	785,000	774,154
Esentia Energy Development SAB de CV (Mexico), 6.13%, 07/30/2033(b)	205,000	202,519
Excelerate Energy L.P., 8.00%, 05/15/2030(b)	256,000	269,591
Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 04/15/2030	384,000	401,345
Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033(b)	275,000	282,917
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036(b)	2,540,000	2,545,661
6.51%, 02/23/2042(b)	5,385,000	5,510,275
6.10%, 08/23/2042(b)	3,366,000	3,341,148
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(b)	35,000	34,711
Kinder Morgan, Inc.,
5.15%, 06/01/2030	105,000	105,916
4.80%, 02/01/2033	5,000	4,872
5.85%, 06/01/2035	13,000	13,287
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
MPLX L.P.,
4.80%, 02/15/2031	$460,000	$453,091
5.00%, 01/15/2033	83,000	81,207
5.40%, 09/15/2035	42,000	41,165
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.38%, 02/15/2032(b)	282,000	295,741
Northern Natural Gas Co., 5.63%, 02/01/2054(b)	2,000	1,850
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	83,000	84,644
ONEOK, Inc., 6.63%, 09/01/2053	1,000	1,024
South Bow Canadian Infrastructure Holdings Ltd. (Canada), 7.63%, 03/01/2055(f)	2,595,000	2,696,059
South Bow USA Infrastructure Holdings LLC (Canada),
4.91%, 09/01/2027	19,000	19,025
5.03%, 10/01/2029	62,000	61,717
5.58%, 10/01/2034	18,000	17,646
6.18%, 10/01/2054	5,000	4,642
Southern Co. Gas Capital Corp.,
Series A, 4.05%, 09/15/2028	71,000	70,144
5.75%, 09/15/2033	4,000	4,086
Series B, 5.10%, 09/15/2035	7,000	6,761
Sunoco L.P./Sunoco Finance Corp., 4.50%, 04/30/2030	234,000	227,803
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	311,000	319,742
Targa Resources Corp., 5.50%, 02/15/2035	4,000	3,964
TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)	220,000	224,122
TransCanada Pipelines Ltd. (Canada),
6.13%, 10/17/2056(c)(f)	505,000	505,168
6.38%, 10/17/2056(f)	58,000	57,895
Venture Global LNG, Inc.,
9.50%, 02/01/2029(b)	1,331,000	1,432,040
8.38%, 06/01/2031(b)	26,000	27,046
9.88%, 02/01/2032(b)	191,000	203,689
6.38%, 12/15/2034(b)	1,345,600	1,335,948
6.63%, 06/15/2036(b)(c)	1,121,001	1,125,957
Venture Global Plaquemines LNG LLC,
6.13%, 12/15/2030(b)	115,000	117,459
7.50%, 05/01/2033(b)	495,000	537,957
6.50%, 01/15/2034(b)	303,000	313,478
7.75%, 05/01/2035(b)	217,000	241,443
6.75%, 01/15/2036(b)	217,000	228,537
Western Midstream Operating L.P.,
4.80%, 03/01/2031	527,000	517,431
6.15%, 04/01/2033	4,000	4,126
5.45%, 11/15/2034	9,000	8,818
5.50%, 12/15/2035	35,000	34,055
Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
5.30%, 08/15/2028	$21,000	$21,219
4.80%, 11/15/2029	40,000	39,906
5.65%, 03/15/2033	4,000	4,050
5.15%, 03/15/2034	3,000	2,936
5.80%, 11/15/2054	2,000	1,867
6.00%, 03/15/2055	6,000	5,784
		67,898,421
Other Specialized REITs–0.02%
Iron Mountain, Inc.,
7.00%, 02/15/2029(b)(c)	500,000	509,193
4.88%, 09/15/2029(b)	500,000	489,377
6.25%, 01/15/2033(b)	34,000	34,287
		1,032,857
Other Specialty Retail–0.10%
Bath & Body Works, Inc., 6.63%, 10/01/2030(b)	809,000	825,386
Michaels Cos., Inc. (The), 8.50%, 03/15/2033(b)	285,000	282,332
Petco Health & Wellness Co., Inc., 8.25%, 02/01/2031(b)	135,000	137,243
Tractor Supply Co.,
5.20%, 01/30/2032(c)	3,628,000	3,621,725
5.25%, 05/15/2033	1,000	995
VSP Optical Group, Inc., 5.45%, 12/01/2035(b)	22,000	21,503
		4,889,184
Packaged Foods & Meats–0.18%
Campbell’s Co. (The),
5.20%, 03/21/2029	7,000	7,026
5.40%, 03/21/2034	4,000	3,862
5.25%, 10/13/2054	4,000	3,254
Conagra Brands, Inc., 5.40%, 08/01/2031	1,025,000	1,021,998
Fiesta Purchaser, Inc., 7.88%, 03/01/2031(b)	137,000	138,769
JBS N.V./JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
6.25%, 03/01/2056	17,000	16,012
6.38%, 04/15/2066	6,000	5,635
Mars, Inc.,
4.60%, 03/01/2028(b)	149,000	148,973
4.80%, 03/01/2030(b)	59,000	58,714
5.00%, 03/01/2032(b)	32,000	31,790
5.20%, 03/01/2035(b)	38,000	37,463
5.65%, 05/01/2045(b)	3,000	2,879
5.70%, 05/01/2055(b)	3,000	2,837
5.80%, 05/01/2065(b)	2,000	1,895
McCormick & Co., Inc.,
4.15%, 02/15/2029	420,000	413,599
4.70%, 10/15/2034	14,000	13,286
Minerva Luxembourg S.A. (Brazil), 7.50%, 04/22/2036(b)	7,713,000	7,236,414
Post Holdings, Inc., 6.25%, 10/15/2034(b)	31,000	29,901
		9,174,307
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Paper & Plastic Packaging Products & Materials–0.03%
Cascades, Inc./Cascades USA, Inc. (Canada), 6.75%, 07/15/2030(b)	$191,000	$196,614
Clydesdale Acquisition Holdings, Inc.,
8.75%, 04/15/2030(b)	472,000	466,616
6.75%, 04/15/2032(b)	139,000	135,830
SAN Miguel Industrias Pet S.A./NG PET R&P Latin America S.A. (Peru), 3.75%, 08/02/2028(b)	702,000	683,432
		1,482,492
Paper Products–0.01%
Inversiones CMPC S.A. (Chile), 6.13%, 02/26/2034(b)	225,000	220,126
Magnera Corp., 7.25%, 11/15/2031(b)(c)	235,000	231,213
		451,339
Passenger Airlines–0.47%
American Airlines Pass-Through Trust,
Series 2021-1, Class A, 2.88%, 07/11/2034	785	695
Series B, 5.65%, 11/11/2034	135,000	132,368
5.75%, 05/10/2035	648,000	636,462
6.30%, 08/20/2035	7,713,000	7,708,786
Series A, 4.90%, 05/11/2038	219,000	208,997
5.25%, 11/10/2038	5,009,000	4,892,727
5.70%, 02/20/2039	3,705,000	3,716,702
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	757,167	757,055
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(b)	39,000	38,333
5.31%, 10/20/2031(b)	12,000	11,639
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	14,543	13,128
Delta Air Lines, Inc.,
4.95%, 07/10/2028	148,000	148,256
5.25%, 07/10/2030	103,000	103,228
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(b)	12,886	12,862
United Airlines Holdings, Inc.,
4.88%, 03/01/2029	3,851,000	3,804,081
5.38%, 03/01/2031(c)	1,075,000	1,066,030
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	3,264	3,294
Series 24-A, 5.88%, 02/15/2037	13,709	13,797
Series AA, 5.45%, 02/15/2037	14,623	14,680
		23,283,120
Principal Amount		Value
Passenger Ground Transportation–0.01%
Uber Technologies, Inc.,
4.30%, 01/15/2030	$76,000	$74,570
4.15%, 01/15/2031	424,000	409,321
4.80%, 09/15/2035	11,000	10,424
		494,315
Pharmaceuticals–0.98%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	185,000	192,705
AstraZeneca Finance LLC (United Kingdom),
4.85%, 02/26/2029	13,000	13,071
4.90%, 02/26/2031	13,000	13,002
Bayer US Finance LLC (Germany),
5.13%, 07/20/2031(b)	4,242,000	4,208,403
5.38%, 07/20/2033(b)	1,347,000	1,331,079
5.63%, 07/20/2036(b)	4,265,000	4,183,063
6.25%, 07/20/2046(b)	5,986,000	5,799,574
6.38%, 07/20/2056(b)	6,887,000	6,686,953
Bristol-Myers Squibb Co., 5.90%, 11/15/2033	4,000	4,170
Eli Lilly and Co.,
4.02% (SOFR + 0.35%), 05/20/2028(e)	5,147,000	5,151,837
4.70%, 02/09/2034	4,000	3,905
5.00%, 02/09/2054	2,000	1,755
5.55%, 10/15/2055	2,000	1,898
5.10%, 02/09/2064	3,000	2,594
5.20%, 08/14/2064	3,000	2,636
5.65%, 10/15/2065	1,000	947
EMD Finance LLC (Germany),
4.13%, 08/15/2028(b)(c)	453,000	448,036
4.38%, 10/15/2030(b)	2,706,000	2,637,811
4.63%, 10/15/2032(b)	172,000	166,613
Jazz Investments I Ltd., Conv., 1.88%, 09/15/2032(b)	1,211,000	1,217,661
Merck & Co., Inc.,
4.15%, 03/15/2031	1,571,000	1,524,832
4.65%, 05/22/2031(c)	1,925,000	1,906,217
4.45%, 12/04/2032	142,000	137,664
4.95%, 05/22/2033	694,000	687,757
4.75%, 12/04/2035	43,000	41,093
5.20%, 05/22/2036	604,000	596,321
5.75%, 05/22/2046	879,000	859,898
5.85%, 05/22/2056	337,000	329,004
5.15%, 05/17/2063	1,000	865
5.70%, 12/04/2065	8,000	7,562
Novartis Capital Corp.,
4.10%, 11/05/2030	1,100,000	1,068,882
4.40%, 03/18/2031(c)	844,000	827,759
4.60%, 03/18/2033	362,000	352,756
4.20%, 09/18/2034	19,000	17,914
4.90%, 03/18/2036	163,000	157,939
5.60%, 03/18/2046(c)	55,000	53,478
4.70%, 09/18/2054	5,000	4,212
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/2053	13,000	11,633
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Pharmaceuticals–(continued)
Pfizer, Inc.,
4.20%, 11/15/2030(c)	$811,000	$791,985
4.50%, 11/15/2032	359,000	348,304
5.70%, 11/15/2065	15,000	13,981
Takeda U.S. Financing, Inc.,
5.20%, 07/07/2035	451,000	440,479
5.90%, 07/07/2055	260,000	251,930
Teva Pharmaceutical Finance Netherlands III B.V. (Israel),
5.13%, 05/09/2029(c)	3,000,000	3,003,264
6.00%, 12/01/2032	2,790,000	2,856,907
Zoetis, Inc., 4.15%, 08/17/2028	419,000	415,071
		48,775,420
Property & Casualty Insurance–0.10%
Asurion LLC and Asurion Co-Issuer, Inc.,
8.00%, 12/31/2032(b)	276,000	274,795
8.38%, 02/01/2034(b)	1,234,000	1,114,538
Chubb INA Holdings LLC, 5.30%, 05/20/2036	342,000	336,995
CNA Financial Corp., 5.20%, 08/15/2035	39,000	37,524
Fairfax Financial Holdings Ltd. (Canada), 6.10%, 03/15/2055	1,000	948
Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	30,000	29,326
Hartford Financial Services Group, Inc. (The), 6.13% (3 mo. Term SOFR + 2.39%), 02/12/2047(b)(e)	2,827,000	2,830,306
Sompo Holdings, Inc. (Japan), 5.41%, 04/22/2037(b)(f)	397,000	379,192
Travelers Cos., Inc. (The),
5.05%, 07/24/2035	8,000	7,792
5.70%, 07/24/2055	2,000	1,916
		5,013,332
Rail Transportation–0.02%
Canadian Pacific Railway Co. (Canada),
4.00%, 03/15/2029	787,000	772,242
5.20%, 03/30/2035	20,000	19,862
Norfolk Southern Corp.,
5.05%, 08/01/2030	4,000	4,025
5.55%, 03/15/2034	4,000	4,099
5.95%, 03/15/2064	2,000	1,957
TTX Co., 5.05%, 11/15/2034(b)	223,000	219,060
Union Pacific Corp., 5.15%, 01/20/2063	3,000	2,615
		1,023,860
Real Estate Development–0.02%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)	65,000	68,133
Essential Properties L.P.,
5.40%, 12/01/2035	11,000	10,651
5.38%, 07/15/2036	396,000	381,301
Principal Amount		Value
Real Estate Development–(continued)
Prologis Targeted U.S. Logistics Fund L.P.,
4.25%, 01/15/2031(b)	$297,000	$286,521
4.75%, 01/15/2036(b)	35,000	32,705
		779,311
Real Estate Services–0.05%
Kite Realty Group L.P., Conv., 3.25%, 04/15/2032(b)	2,515,000	2,400,568
Regional Banks–0.36%
Citizens Financial Group, Inc.,
5.30%, 01/29/2036(f)	192,000	187,523
5.64%, 05/21/2037(f)	1,000	987
CoBank ACB, Series N, 6.75%(f)(h)	1,160,000	1,161,951
Huntington Bancshares, Inc.,
4.62%, 01/28/2032(f)	920,000	894,259
5.61%, 01/28/2041(f)	132,000	126,738
M&T Bank Corp., 5.30%, 04/18/2036(c)(f)	1,964,000	1,926,474
Pinnacle Financial Partners, Inc.,
6.17%, 11/01/2030(f)	28,000	28,454
5.60%, 05/19/2032(f)	564,000	558,014
Regions Financial Corp., 5.72%, 06/06/2030(f)	27,000	27,462
Santander Holdings USA, Inc.,
5.04%, 06/05/2030(f)	1,935,000	1,922,235
5.22%, 06/05/2032(c)(f)	1,518,000	1,496,928
Truist Financial Corp., 4.60%, 01/27/2032(c)(f)	393,000	382,698
Veritiv Operating Co., 10.50%, 11/30/2030(b)	136,000	142,209
Zions Bancorp. N.A.,
5.24%, 10/01/2029(c)(f)	7,593,000	7,584,949
6.82%, 11/19/2035(f)	305,000	313,878
Zions Bancorporation N.A.,
4.70%, 08/18/2028(f)	809,000	806,221
4.48%, 02/09/2029(f)	672,000	665,615
		18,226,595
Reinsurance–0.15%
Argentum Netherlands B.V. for Swiss Re Ltd. (Switzerland), 5.63%, 08/15/2052(b)(f)	4,921,000	4,924,569
Enstar Group Ltd., 6.69%, 07/15/2037(b)(f)	1,585,000	1,542,810
Fortitude Global Funding, 4.63%, 10/06/2028(b)	601,000	593,797
Fortitude Group Holdings LLC, 6.25%, 04/01/2030(b)	41,000	41,392
Reinsurance Group of America, Inc., 6.38%, 09/15/2056(f)	45,000	43,840
RGA Global Funding, 5.00%, 08/25/2032(b)	282,000	275,818
		7,422,226
Renewable Electricity–0.22%
Idaho Power Co., 5.20%, 08/15/2034	9,000	8,975
Puget Energy, Inc.,
7.00%, 09/15/2056(f)	4,536,000	4,555,074
7.25%, 09/15/2056(f)	2,998,000	3,006,769
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Renewable Electricity–(continued)
Southern Power Co.,
Series A, 4.25%, 10/01/2030(c)	$283,000	$275,252
4.80%, 06/15/2031	3,275,000	3,228,462
Series B, 4.90%, 10/01/2035	24,000	22,724
		11,097,256
Research & Consulting Services–0.07%
Mobility Global, Inc.,
5.05%, 06/15/2029(b)	776,000	771,751
5.45%, 06/15/2031(b)	1,769,000	1,762,357
6.05%, 06/15/2036(b)	452,000	443,581
Verisk Analytics, Inc., 4.45%, 03/15/2031	621,000	601,521
		3,579,210
Restaurants–0.07%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.63%, 09/15/2029(b)	474,000	476,259
Arcos Dorados B.V. (Brazil), 6.38%, 01/29/2032(b)(c)	1,655,000	1,706,884
McDonald’s Corp.,
4.80%, 08/14/2028	25,000	25,090
4.60%, 05/15/2030	74,000	73,524
4.40%, 02/12/2031(c)	644,000	633,408
4.95%, 08/14/2033	8,000	7,970
4.95%, 03/03/2035	32,000	31,160
5.00%, 02/13/2036	37,000	36,053
Yum! Brands, Inc., 4.75%, 01/15/2030(b)	500,000	491,937
		3,482,285
Retail REITs–0.01%
Agree L.P., 5.63%, 06/15/2034	4,000	4,023
Brixmor Operating Partnership L.P.,
4.85%, 02/15/2033	53,000	51,320
5.75%, 02/15/2035	4,000	4,042
Kimco Realty OP LLC,
4.85%, 03/01/2035	1,000	959
5.30%, 02/01/2036	24,000	23,726
Kite Realty Group L.P.,
4.95%, 12/15/2031	10,000	9,841
5.50%, 03/01/2034	2,000	1,991
NNN REIT, Inc., 5.50%, 06/15/2034	4,000	4,001
Realty Income Corp.,
4.50%, 02/01/2033	178,000	170,329
5.13%, 04/15/2035	11,000	10,728
Regency Centers L.P.,
5.00%, 07/15/2032	28,000	27,728
4.50%, 03/15/2033	206,000	196,902
5.10%, 01/15/2035	3,000	2,934
Simon Property Group L.P., 4.75%, 09/26/2034	40,000	38,235
		546,759
Principal Amount		Value
Security & Alarm Services–0.07%
Brink’s Co. (The),
4.63%, 10/15/2027(b)	$3,180,000	$3,162,500
6.50%, 06/15/2029(b)	500,000	508,253
		3,670,753
Self-Storage REITs–0.01%
Americold Realty Operating Partnership L.P.,
5.60%, 05/15/2032	39,000	38,787
5.41%, 09/12/2034	18,000	17,229
Extra Space Storage L.P.,
5.70%, 04/01/2028	2,000	2,027
4.95%, 01/15/2033	69,000	67,289
5.40%, 02/01/2034	4,000	3,969
Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034(b)	4,000	3,859
Prologis L.P.,
4.88%, 06/15/2028	6,000	6,033
4.75%, 01/15/2031	170,000	169,188
5.13%, 01/15/2034	4,000	3,955
5.00%, 03/15/2034	11,000	10,765
5.00%, 01/31/2035	8,000	7,778
5.25%, 05/15/2035	18,000	17,796
5.25%, 03/15/2054(c)	2,000	1,801
Public Storage Operating Co.,
5.00%, 12/15/2035	135,000	130,988
5.35%, 08/01/2053	2,000	1,823
		483,287
Semiconductors–0.92%
Advanced Micro Devices, Inc., 4.60%, 08/17/2029(c)	12,936,000	12,869,155
Broadcom, Inc.,
5.20%, 07/15/2035	18,000	17,161
4.80%, 02/15/2036	32,000	29,381
Foundry JV Holdco LLC,
5.90%, 01/25/2030(b)	571,000	583,707
5.50%, 01/25/2031(b)	528,000	532,749
6.15%, 01/25/2032(b)	719,000	741,453
5.90%, 01/25/2033(b)	287,000	291,796
5.88%, 01/25/2034(b)	696,000	690,692
6.25%, 01/25/2035(b)	507,000	522,742
6.10%, 01/25/2036(b)	122,000	124,508
6.20%, 01/25/2037(b)	148,000	151,801
6.40%, 01/25/2038(b)	192,000	199,165
6.30%, 01/25/2039(b)	308,000	317,186
Intel Corp.,
5.30%, 05/15/2036	233,000	224,723
6.13%, 05/15/2056	465,000	438,867
ON Semiconductor Corp., Conv., 0.00%, 05/01/2031(b)(d)	1,502,000	1,337,531
SK hynix, Inc. (South Korea),
4.25%, 09/11/2028(b)(c)	9,885,000	9,774,066
4.38%, 09/11/2030(b)(c)	14,008,000	13,649,841
Skyworks Solutions, Inc., 5.00%, 08/10/2028	3,697,000	3,696,140
		46,192,664
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Single-Family Residential REITs–0.00%
American Homes 4 Rent L.P.,
5.50%, 07/15/2034	$10,000	$9,919
5.25%, 03/15/2035	7,000	6,819
		16,738
Soft Drinks & Non-alcoholic Beverages–0.01%
Coca-Cola Co. (The), 5.40%, 05/13/2064	2,000	1,837
Keurig Dr Pepper, Inc., 4.35%, 05/15/2028	57,000	56,557
PepsiCo, Inc.,
4.10%, 01/15/2029(c)	439,000	435,387
4.60%, 02/07/2030	58,000	57,820
5.00%, 02/07/2035	21,000	20,700
5.00%, 07/23/2035	29,000	28,579
		600,880
Sovereign Debt–2.08%
Bahamas Government International Bond (Bahamas), 8.25%, 06/24/2036(b)	465,000	514,099
Baiterek National Investment Holding JSC (Kazakhstan), 5.20%, 05/06/2033(b)	800,000	790,713
Benin Sukuk S.A. (Benin), 6.20%, 01/29/2033(b)	3,862,000	3,753,839
Ciudad Autonoma De Buenos Aires (Argentina), 7.80%, 11/26/2033(b)	571,200	589,667
Colombia Government International Bond (Colombia),
5.38%, 01/21/2029	10,400,000	10,382,320
8.00%, 04/20/2033	200,000	215,700
Dominican Republic International Bond (Dominican Republic),
5.75%, 03/17/2034(b)	5,028,000	4,907,328
6.95%, 03/15/2037(b)	635,000	660,083
6.15%, 05/17/2038(b)	3,775,000	3,674,962
Egypt Government International Bond (Egypt), 7.63%, 05/20/2034(b)	3,660,000	3,664,245
Egyptian Financial Co. for Sovereign Taskeek (The) (Egypt), 6.38%, 04/07/2029(b)	2,109,000	2,124,799
Guatemala Government Bond (Guatemala),
6.05%, 08/06/2031(b)	2,805,000	2,856,332
7.05%, 10/04/2032(b)	200,000	213,689
6.88%, 08/15/2055(b)(c)	2,068,000	2,173,075
Israel Government International Bond (Israel),
5.00%, 01/13/2036(c)	888,000	855,474
5.88%, 01/13/2056	200,000	187,254
Ivory Coast Government International Bond (Ivory Coast),
8.08%, 04/01/2036(b)	455,000	490,677
8.25%, 01/30/2037(b)	400,000	434,544
6.75%, 02/25/2041(b)	360,000	341,964
Kazakhstan Government International Bond (Kazakhstan), 4.41%, 10/28/2030(b)	500,000	492,889
Principal Amount		Value
Sovereign Debt–(continued)
Korea National Oil Corp. (South Korea),
4.50%, 03/30/2029(b)	$9,298,000	$9,245,452
4.63%, 03/30/2031(b)	6,802,000	6,715,625
Kuwait International Government Bond (Kuwait), 4.14%, 10/09/2030(b)	5,253,000	5,086,331
Mexico Government International Bond (Mexico),
4.75%, 03/22/2031	10,902,000	10,597,289
5.85%, 07/02/2032	232,000	232,963
5.38%, 03/22/2033	2,438,000	2,369,370
6.25%, 08/27/2037	3,719,000	3,653,918
6.13%, 02/09/2038	356,000	343,451
6.34%, 05/04/2053	200,000	180,450
Panama Government International Bond (Panama),
5.23%, 02/23/2034	735,000	711,443
5.66%, 02/23/2038	390,000	380,445
Paraguay Government International Bond (Paraguay), 6.10%, 08/11/2044(b)	800,000	782,368
Republic of Poland Government International Bond (Poland), 6.13%, 04/14/2056	480,000	463,351
Republic of South Africa Government International Bond (South Africa),
5.38%, 07/24/2044	1,000,000	831,930
5.75%, 09/30/2049	200,000	164,484
Romanian Government International Bond (Romania),
6.63%, 02/17/2028(b)	5,030,000	5,127,274
5.88%, 01/30/2029(b)	3,552,000	3,578,851
7.13%, 01/17/2033(b)	2,390,000	2,499,446
6.63%, 05/16/2036(b)	800,000	801,580
5.75%, 07/04/2036(b)	420,000	395,888
Saudi Government International Bond (Saudi Arabia), 4.38%, 04/16/2029(b)	415,000	410,909
Serbia International Bond (Serbia),
6.00%, 06/12/2034(b)	600,000	600,166
5.50%, 05/06/2036(b)	350,000	335,309
Trinidad & Tobago Government International Bond (Trinidad),
6.40%, 06/26/2034(b)	3,455,000	3,506,825
6.20%, 07/16/2038(b)(c)	4,996,000	4,941,044
Turkiye Government International Bond (Turkey), 6.38%, 05/22/2031	805,000	798,698
		104,078,513
Specialized Consumer Services–0.02%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	296,000	283,779
Rentokil Terminix Funding LLC,
5.00%, 04/28/2030(b)	519,000	515,490
5.63%, 04/28/2035(b)	210,000	207,136
		1,006,405
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Specialized Finance–0.06%
Corp. Financiera de Desarrollo S.A. (Peru), 5.50%, 05/06/2030(b)	$390,000	$393,463
HA Sustainable Infrastructure Capital, Inc.,
5.95%, 07/15/2033(b)	2,316,000	2,289,807
7.13%, 11/15/2056(f)	36,000	36,310
TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030(b)	405,000	424,035
		3,143,615
Specialty Chemicals–0.22%
Celanese US Holdings LLC, 7.35%, 11/15/2028	263,000	273,449
OCP S.A. (Morocco),
6.10%, 04/30/2030(b)	2,768,000	2,815,240
6.70%, 03/01/2036(b)	820,000	843,986
6.74%(b)(f)(h)	3,813,000	3,777,847
Sherwin-Williams Co. (The),
4.30%, 08/15/2028(c)	489,000	484,775
4.50%, 08/15/2030	204,000	200,545
5.15%, 08/15/2035	14,000	13,737
Sociedad Quimica y Minera de Chile S.A. (Chile),
6.50%, 11/07/2033(b)	485,000	509,430
5.63%, 04/22/2056(b)(c)(f)	600,000	590,490
Stonepeak Motion Holdco Ltd./Stonepeak Motion Finco LLC (Jersey), 6.13%, 07/15/2033(b)	1,562,000	1,554,106
		11,063,605
Steel–0.10%
Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029(b)	329,000	333,873
7.63%, 01/15/2034(b)(c)	1,219,000	1,244,539
POSCO Holdings, Inc. (South Korea), 5.13%, 05/07/2030(b)	3,591,000	3,579,608
		5,158,020
Systems Software–0.21%
CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	744,000	709,476
Oak-Eagle AcquireCo, Inc., 7.25%, 07/01/2033(b)	1,340,000	1,394,483
Oracle Corp.,
4.55%, 02/04/2029	1,416,000	1,384,226
4.77% (SOFR + 1.11%), 02/04/2029(e)	1,039,000	1,029,958
4.45%, 09/26/2030	429,000	406,226
4.95%, 02/04/2031	1,842,000	1,765,760
4.90%, 02/06/2033	1,000	921
5.35%, 05/04/2033	465,000	438,391
4.70%, 09/27/2034	20,000	17,653
5.20%, 09/26/2035	23,000	20,643
5.70%, 02/04/2036	46,000	42,555
5.88%, 09/26/2045	15,000	12,377
6.90%, 11/09/2052	3,000	2,710
5.38%, 09/27/2054	2,000	1,465
6.00%, 08/03/2055	3,000	2,418
5.95%, 09/26/2055	8,000	6,360
Principal Amount		Value
Systems Software–(continued)
6.70%, 02/04/2056	$49,000	$43,188
5.50%, 09/27/2064	1,000	720
6.13%, 08/03/2065	1,000	791
6.85%, 02/04/2066	25,000	21,965
ServiceNow, Inc.,
4.25%, 05/15/2028	2,114,000	2,103,426
5.05%, 05/15/2033	744,000	731,474
5.40%, 05/15/2036	422,000	413,977
		10,551,163
Technology Hardware, Storage & Peripherals–0.01%
Hewlett Packard Enterprise Co.,
5.00%, 10/15/2034	21,000	20,148
5.60%, 10/15/2054	7,000	6,177
Lenovo Group Ltd. (China), 6.54%, 07/27/2032(b)(c)	400,000	424,378
		450,703
Telecom Tower REITs–0.05%
SBA Communications Corp., 3.88%, 02/15/2027(c)	2,364,000	2,356,859
Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), 5.25%, 07/15/2031	318,000	283,277
Tobacco–0.04%
Altria Group, Inc., 4.88%, 02/04/2028	19,000	19,062
B.A.T. Capital Corp. (United Kingdom),
5.83%, 02/20/2031	3,000	3,084
4.63%, 03/22/2033	100,000	95,829
7.08%, 08/02/2043	1,000	1,078
Philip Morris International, Inc.,
4.38%, 11/01/2027	55,000	54,895
5.13%, 11/17/2027	7,000	7,047
4.88%, 02/15/2028	16,000	16,062
4.13%, 04/28/2028	80,000	79,362
5.25%, 09/07/2028	14,000	14,155
3.88%, 10/27/2028	463,000	455,681
4.88%, 02/13/2029	35,000	35,119
4.63%, 11/01/2029	57,000	56,748
4.38%, 04/30/2030	156,000	153,002
4.00%, 10/29/2030	384,000	370,428
5.13%, 02/13/2031	4,000	4,017
4.75%, 11/01/2031	21,000	20,742
5.75%, 11/17/2032	4,000	4,120
5.63%, 09/07/2033	3,000	3,064
5.25%, 02/13/2034	3,000	2,990
4.90%, 11/01/2034	30,000	29,189
4.88%, 04/30/2035	21,000	20,214
4.63%, 10/29/2035	24,000	22,560
4.88%, 04/29/2036(c)	442,000	422,663
		1,891,111
Trading Companies & Distributors–0.37%
Ferguson Enterprises, Inc.,
4.80%, 08/14/2029(c)	7,841,000	7,818,168
4.35%, 03/15/2031(c)	379,000	368,744
5.00%, 10/03/2034	10,000	9,690
5.60%, 08/14/2036	4,087,000	4,076,616
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Trading Companies & Distributors–(continued)
FTAI Aviation Investors LLC, 7.00%, 05/01/2031(b)	$271,000	$279,237
GATX Corp.,
5.50%, 06/15/2035	4,000	3,958
6.05%, 06/05/2054	4,000	3,892
Mitsubishi Corp. (Japan),
5.00%, 07/02/2029(b)	815,000	822,298
5.13%, 07/17/2034(b)	342,000	337,685
Sumisho Air Lease Corp.,
4.40%, 03/24/2028(b)(c)	1,759,000	1,748,923
4.50%, 03/24/2029(b)	1,237,000	1,221,681
Series B, 8.26%(f)(h)	1,979,000	1,991,438
		18,682,330
Transaction & Payment Processing Services–0.00%
Fiserv, Inc.,
5.38%, 08/21/2028	3,000	3,025
4.55%, 02/15/2031	5,000	4,831
5.63%, 08/21/2033	4,000	3,963
5.45%, 03/15/2034	4,000	3,893
Mastercard, Inc., 4.85%, 03/09/2033	4,000	3,964
		19,676
Water Utilities–0.00%
American Water Capital Corp., 5.70%, 09/01/2055	4,000	3,766
Wireless Telecommunication Services–0.29%
APLD ComputeCo 3 LLC, 7.00%, 06/15/2031(b)(c)	1,678,000	1,617,679
Beacon Point DC LLC, 6.13%, 11/30/2042(b)	2,173,000	2,063,445
ELK Grove Village Property LLC, 7.50%, 06/15/2031(b)(c)	286,000	275,599
Meridian Arc Holdco LLC, 6.25%, 04/30/2031(b)	5,758,000	5,477,824
PR RNO Property Owner 1 LLC, 6.50%, 05/01/2031(b)	4,464,000	4,140,709
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/2028(b)	221,900	221,999
T-Mobile USA, Inc.,
4.95%, 11/15/2035	38,000	36,159
5.65%, 01/15/2053	2,000	1,787
6.00%, 06/15/2054	3,000	2,798
5.88%, 11/15/2055	3,000	2,750
5.70%, 01/15/2056	20,000	17,927
Turkcell Iletisim Hizmetleri A.S. (Turkey), 7.65%, 01/24/2032(b)	670,000	693,205
		14,551,881
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,016,539,431)		1,993,022,296

Asset-Backed Securities–36.19%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 0.71%, 02/25/2035(k)	588	586
Series 2005-1, Class 4A1, 5.44%, 05/25/2035(k)	124,651	121,992
Principal Amount		Value

AGL CLO 17 Ltd., Series 2022-17A, Class AR, 4.68% (3 mo. Term SOFR + 0.95%), 01/21/2035(b)(e)	$16,459,000	$16,474,290
ALA Trust, Series 2025-OANA, Class B, 5.48% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(e)	7,781,000	7,831,142
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	13,340,000	13,278,221
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(k)	267,450	263,115
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(k)	1,693,094	1,621,904
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(k)	698,511	678,315
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(k)	1,811,009	1,560,910
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(k)	4,988,408	4,268,743
Series 2022-1, Class A1, 3.88%, 12/25/2066(b)	9,517,165	8,773,939
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)	2,271,834	2,266,160
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)	6,396,278	6,374,893
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)	9,085,557	9,090,210
Series 2024-8, Class A1, 5.34%, 05/27/2069(b)	5,205,469	5,187,638
Series 2025-HB1, Class A1, 5.44% (30 Day Average SOFR + 1.80%), 02/25/2055(b)(e)	1,123,343	1,130,173
Arby’s Funding LLC, Series 2026-1A, Class A2, 6.37%, 10/30/2056(b)	2,465,000	2,469,629
Ares LIII CLO Ltd., Series 2019-53A, Class A1R2, 4.87% (3 mo. Term SOFR + 1.09%), 10/24/2036(b)(e)	3,425,000	3,426,411
Auxilior Term Funding, Series 2026-1A, Class A3, 4.99%, 08/15/2036(b)	705,000	704,759
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	$20,133,000	$20,019,154
Series 2022-1A, Class C, 4.84%, 08/21/2028(b)	5,417,000	5,412,845
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	3,919,000	3,946,449
Series 2023-2A, Class A, 5.20%, 10/20/2027(b)	825,000	825,836
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	13,131,000	13,268,168
Series 2025-3A, Class A, 4.17%, 02/20/2030(b)	5,324,000	5,237,170
Series 2025-3A, Class B, 4.46%, 02/20/2030(b)	2,856,000	2,804,001
Series 2025-3A, Class C, 4.95%, 02/20/2030(b)	1,091,600	1,076,738
Series 2025-4A, Class A, 4.40%, 02/20/2032(b)	12,125,000	11,796,126
Series 2025-4A, Class B, 4.77%, 02/20/2032(b)	5,277,000	5,116,180
Series 2025-4A, Class C, 5.26%, 02/20/2032(b)	2,363,000	2,310,689
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-4A, Class A1RR, 4.74% (3 mo. Term SOFR + 0.99%), 04/23/2035(b)(e)	1,170,000	1,171,241
Series 2021-1A, Class AR, 4.67% (3 mo. Term SOFR + 0.94%), 04/18/2034(b)(e)	6,107,787	6,114,469
Bank5, Series 2024-5YR10, Class A, 5.64%, 10/15/2057	3,175,000	3,187,306
BANK5 2026-5YR24, Series 2026-5YR24, Class A, 5.83%, 08/15/2059	3,109,000	3,192,206
Barings CLO Ltd., Series 2021-2A, Class A1R, 4.82% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(e)	10,740,000	10,753,446
Barings Equipment Finance LLC, Series 2025-B, Class A3, 4.13%, 10/13/2032(b)	5,050,000	4,978,980
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(k)	8,856,411	7,415,756
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(k)	8,855,727	7,135,792
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(k)	7,489,640	6,618,036
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(k)	9,038,140	7,567,924
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(k)	11,028,256	8,920,784
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 21A1, 0.00%, 01/25/2035(d)(k)	113,325	107,064
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	98,020	93,738
Principal Amount		Value

Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, 4.87%, 11/25/2034(k)	$51,421	$51,709
Beechwood Park CLO Ltd., Series 2019-1A, Class A1RR, 4.82% (3 mo. Term SOFR + 1.07%), 01/17/2035(b)(e)	5,305,000	5,311,382
Benchmark Mortgage Trust,
Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	15,439,947
Series 2026-V20, Class AM, 5.44%, 02/15/2059	3,670,000	3,655,834
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A1R, 4.75% (3 mo. Term SOFR + 1.00%), 01/15/2035(b)(e)	9,863,000	9,871,413
BINOM Mortgage Loan Trust, Series 2026-NQM1, Class A1, 5.06%, 02/25/2066(b)(k)	1,557,851	1,538,906
BlackRock CLO L.P., Series 2025-2A, Class A, 5.01% (3 mo. Term SOFR + 1.27%), 11/21/2033(b)(e)	4,682,776	4,686,279
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.36%, 02/15/2057(k)	2,500,000	2,553,686
Bowling Green Park CLO LLC, Series 2019-1A, Class ARR, 4.73% (3 mo. Term SOFR + 1.00%), 04/18/2035(b)(e)	15,915,000	15,925,138
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(k)	134,792	133,970
BSTN Commercial Mortgage Trust, Series 2025-1C, Class A, 5.55%, 06/15/2044(b)(k)	2,065,000	2,066,380
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, 4.80% (3 mo. Term SOFR + 1.07%), 07/18/2034(b)(e)	3,994,000	3,999,560
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 4.60% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(e)	4,864,623	4,864,866
Series 2024-VLT5, Class A, 5.59%, 11/13/2046(b)(k)	7,025,000	6,798,527
Series 2024-VLT5, Class B, 5.99%, 11/13/2046(b)(k)	4,590,000	4,434,562
Series 2026-CSMO, Class A, 5.04% (1 mo. Term SOFR + 1.40%), 02/15/2043(b)(e)	15,765,000	15,825,084
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

BX Trust,
Series 2025-VLT6, Class A, 5.08% (1 mo. Term SOFR + 1.44%), 03/15/2042(b)(e)	$9,085,000	$9,039,937
Series 2025-VLT6, Class B, 5.53% (1 mo. Term SOFR + 1.89%), 03/15/2042(b)(e)	5,740,000	5,695,892
Series 2025-VLT7, Class A, 5.34% (1 mo. Term SOFR + 1.70%), 07/15/2044(b)(e)	5,350,000	5,348,066
Series 2025-VOLT, Class C, 5.99% (1 mo. Term SOFR + 2.35%), 12/15/2044(b)(e)	10,925,000	10,905,242
Series 2025-VOLT, Class D, 6.39% (1 mo. Term SOFR + 2.75%), 12/15/2044(b)(e)	6,990,000	6,989,254
Series 2026-CLS, Class A, 5.04% (1 mo. Term SOFR + 1.40%), 05/15/2043(b)(e)	4,385,000	4,396,714
Series 2026-OPTM, Class A, 4.84% (1 mo. Term SOFR + 1.20%), 03/15/2039(b)(e)	6,230,000	6,222,245
Carlyle US CLO Ltd. (Cayman Islands),
Series 2020-2A, Class A1R2, 4.89% (3 mo. Term SOFR + 1.08%), 01/25/2035(b)(e)	14,320,000	14,335,766
Series 2022-1A, Class A1R, 4.73% (3 mo. Term SOFR + 0.98%), 04/15/2035(b)(e)	9,007,000	9,023,663
Carvana Auto Receivables Trust, Series 2026-P3, Class A3, 4.76%, 08/11/2031	3,950,000	3,942,450
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR3, 4.82% (3 mo. Term SOFR + 1.09%), 04/20/2034(b)(e)	9,638,000	9,648,380
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A1R2, 4.82% (3 mo. Term SOFR + 1.06%), 05/29/2032(b)(e)	3,071,718	3,078,872
Centersquare Issuer LLC,
Series 2025-3A, Class A2, 5.00%, 08/25/2055(b)	8,430,000	8,026,853
Series 2025-4A, Class A2, 5.20%, 08/25/2055(i)	10,250,000	9,428,703
Cerberus Loan Funding XL LLC, Series 2023-1A, Class AR, 5.35% (3 mo. Term SOFR + 1.60%), 03/22/2035(b)(e)	7,737,000	7,742,331
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(k)	2,986,597	2,664,138
Chase Mortgage Finance Corp.,
Series 2016-SH2, Class M2, 3.75%, 12/25/2045(b)(k)	2,776,375	2,574,491
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(k)	1,377,086	1,274,440
CIFC Funding Ltd. (Cayman Islands),
Series 2021-7A, Class AR, 4.84% (3 mo. Term SOFR + 1.09%), 01/23/2035(b)(e)	17,100,000	17,106,395
Series 2022-3A, Class AR, 4.68% (3 mo. Term SOFR + 0.95%), 04/21/2035(b)(e)	10,147,000	10,151,718
Principal Amount		Value

Citigroup Mortgage Loan Trust,
Series 2004-UST1, Class A4, 6.31%, 08/25/2034(k)	$45,547	$43,533
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(k)	8,888,163	7,178,787
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(k)	4,948,091	4,945,949
CLI Funding IX LLC, Series 2025-1A, Class A, 5.35%, 06/20/2050(b)	3,261,596	3,260,070
Clover CLO LLC, Series 2021- 3A, Class AR, 4.88% (3 mo. Term SOFR + 1.07%), 01/25/2035(b)(e)	10,177,000	10,193,548
COLT Mortgage Loan Trust,
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(k)	2,388,592	2,151,049
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(k)	5,127,475	4,780,123
Series 2022-2, Class A1, 3.99%, 02/25/2067(b)	5,402,234	5,083,081
Series 2022-3, Class A1, 4.90%, 02/25/2067(b)(k)	7,692,349	7,392,283
Compass Datacenters Issuer II LLC, Series 2025-2A, Class A1, 4.93%, 11/25/2050(b)	4,580,000	4,433,484
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2007-13, Class A10, 6.00%, 08/25/2037	184,155	79,242
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(k)	927,345	824,725
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(k)	1,624,898	1,445,772
Series 2022-ATH1, Class A1A, 3.87%, 01/25/2067(b)(k)	5,628,359	5,464,029
Series 2022-ATH1, Class A1B, 4.35%, 01/25/2067(b)(k)	5,772,399	5,291,467
Series 2022-ATH2, Class A1, 5.07%, 05/25/2067(b)(k)	7,328,879	7,309,155
Cross Mortgage Trust,
Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)	3,557,351	3,563,220
Series 2024-H8, Class A1, 5.55%, 12/25/2069(b)(k)	4,725,648	4,721,576
Series 2026-NQM3, Class A1, 5.13%, 03/25/2071(b)(k)	6,179,604	6,126,737
Series 2026-NQM4, Class A1, 5.49%, 04/25/2071(b)(k)	3,400,398	3,384,186
Series 2026-NQM5, Class A1, 5.09%, 03/25/2071(b)(k)	2,574,848	2,542,425
CROSS Mortgage Trust, Series 2026-NQM9, Class A1, 5.73%, 08/25/2071(b)(k)	2,123,020	2,121,823
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	$22,374,000	$20,248,683
CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.31%, 06/25/2034(k)	314,841	301,143
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	9,495,300	9,287,558
Series 2025-1A, Class A2I, 4.89%, 08/20/2055(b)	6,982,237	6,870,788
Series 2025-1A, Class A2II, 5.17%, 08/20/2055(b)	3,185,925	3,105,882
Series 2026-1A, Class A2I, 5.20%, 05/20/2056(b)	4,400,000	4,355,210
Series 2026-1A, Class A2II, 5.43%, 05/20/2056(b)	7,910,000	7,844,881
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.50%, 06/27/2037(b)(k)	2,495,433	2,271,789
Domino’s Pizza Master Issuer LLC,
Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	18,587,520	17,775,467
Series 2025-1A, Class A2I, 4.93%, 07/25/2055(b)	8,940,000	8,818,161
Series 2025-1A, Class A2II, 5.22%, 07/25/2055(b)	7,800,000	7,652,855
Eclipse Aircraft LLC, Series 2026-1, Class A, 5.63%, 05/15/2051(b)	6,139,594	6,103,090
EFMT 2026-NQM9, Series 2026-NQM9, Class A1, 5.77%, 09/25/2071(b)(k)	5,145,000	5,140,042
Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(k)	549,133	536,596
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(k)	604,874	518,827
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(k)	5,498,453	4,805,283
Series 2022-3, Class A1, 6.00%, 08/25/2067(b)	7,247,252	7,233,463
Series 2024-INV2, Class A1, 5.04%, 10/25/2069(b)	4,379,373	4,361,726
Series 2025-NQM2, Class A1, 5.60%, 06/25/2070(b)(k)	7,366,275	7,353,045
Series 2025-NQM5, Class A1, 5.03%, 11/25/2070(b)(k)	5,890,537	5,818,491
Series 2026-NQM3, Class A1, 5.03%, 03/25/2071(b)(k)	10,640,840	10,500,633
Series 2026-NQM5, Class A1, 5.56%, 06/25/2071(b)(k)	2,413,886	2,404,275
Series 2026-NQM7, Class A1, 5.60%, 07/25/2071(b)(k)	9,981,557	9,950,841
Principal Amount		Value

Elmwood CLO 15 Ltd., Series 2022-2A, Class A1R, 4.88% (3 mo. Term SOFR + 1.15%), 04/22/2035(b)(e)	$16,550,000	$16,550,827
Enterprise Fleet Financing LLC,
Series 2024-2, Class A3, 5.61%, 04/20/2028(b)	1,365,437	1,373,606
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	1,991,000	2,019,221
Series 2024-4, Class A3, 4.56%, 11/20/2028(b)	4,070,000	4,070,900
Series 2025-4, Class A3, 4.11%, 12/20/2029(b)	5,110,000	5,051,853
Flagstar Mortgage Trust, Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(k)	12,127,282	10,721,761
Fort Greene Park CLO LLC, Series 2025-2A, Class AR, 4.68% (3 mo. Term SOFR + 0.95%), 04/22/2034(b)(e)	6,399,218	6,406,398
GCAT Trust,
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(k)	410,475	403,000
Series 2020-NQM2, Class A1, 2.56%, 04/25/2065(b)	597,815	574,374
Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(b)	3,294,803	3,288,789
Series 2026-NQM1, Class A1, 4.79%, 12/25/2070(b)(k)	10,742,434	10,549,649
GGP Trust, Series 2026-TY, Class A, 4.83%, 03/05/2043(b)(k)	9,360,000	9,140,677
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.36%, 04/19/2036(k)	285,699	236,534
GoldenTree Loan Management US CLO 8 Ltd., Series 2020-8A, Class ARR, 4.88% (3 mo. Term SOFR + 1.15%), 10/20/2034(b)(e)	5,985,000	5,990,464
Gordon Brothers Equipment Finance LLC, Series 2026- 1A, Class A2, 5.15%, 06/20/2034(b)	2,510,000	2,510,630
GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	7,769,682
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	7,979,595
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

GS Mortgage-Backed Securities Trust,
Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(k)	$6,795,938	$5,990,662
Series 2025-HE1, Class A1, 5.19% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(e)	3,640,097	3,654,779
Series 2025-HE2, Class A1, 5.19% (30 Day Average SOFR + 1.55%), 12/25/2065(b)(e)	1,483,317	1,489,467
Series 2025-NQM4, Class A1, 5.01%, 10/25/2065(b)	4,506,441	4,456,396
Series 2025-NQM5, Class A1, 5.01%, 07/25/2065(b)	7,262,367	7,175,958
Series 2026-DSC2, Class A1, 5.49%, 09/25/2066(b)	7,921,608	7,872,675
Series 2026-NQM1, Class A1, 4.87%, 03/25/2066(b)(k)	2,821,546	2,773,062
Series 2026-NQM3, Class A1, 5.22%, 05/25/2066(b)(k)	14,039,750	13,866,770
Series 2026-NQM4, Class A1, 5.46%, 06/25/2066(b)(k)	6,538,644	6,498,235
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 4.26%, 09/25/2035(k)	69,013	62,986
Harbor Park CLO Ltd., Series 2018-1A, Class AR2, 4.68% (3 mo. Term SOFR + 0.95%), 01/20/2031(b)(e)	2,638,349	2,638,371
HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 4.67% (1 mo. Term SOFR + 1.01%), 06/20/2035(e)	9,326	8,600
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	2,618,000	2,604,176
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	1,400,000	1,392,269
Hilton Grand Vacations Trust,
Series 2025-1A, Class A, 4.88%, 05/27/2042(b)	1,528,337	1,521,947
Series 2026-2A, Class A, 4.83%, 03/27/2045(b)	3,735,090	3,715,802
Hudson Yards Mortgage Trust,
Series 2026-10HY, Class A, 5.26%, 12/10/2039(b)(k)	15,270,000	15,107,761
Series 2026-10HY, Class B, 5.51%, 12/10/2039(b)(k)	8,845,000	8,753,863
Invitation Homes Trust, Series 2024-SFR1, Class A, 4.00%, 09/17/2041(b)	3,473,816	3,363,910
IP Mortgage Trust, Series 2025-IP, Class A, 5.42%, 06/10/2042(b)(k)	10,963,000	10,935,109
Principal Amount		Value

J.P. Morgan Mortgage Trust,
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(k)	$1,042,913	$1,025,467
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(k)	6,010,656	6,015,628
Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(k)	8,026,830	8,000,608
Series 2025-NQM4, Class A1, 4.95%, 03/25/2066(b)(k)	2,593,798	2,556,901
Series 2026-5, Class A4, 5.50%, 12/25/2056(b)(k)	3,961,259	3,938,000
Jersey Mike’s Funding, Series 2025-1A, Class A2, 5.61%, 08/16/2055(b)	7,029,000	7,001,250
Jimmy John’s Funding LLC, Series 2026-1A, Class A2, 5.69%, 04/30/2056(b)	18,636,000	18,495,056
JP Morgan Mortgage Trust,
Series 2005-A5, Class 1A2, 4.54%, 08/25/2035(k)	49,305	48,004
Series 2007-A4, Class 3A1, 4.44%, 06/25/2037(k)	268,912	196,019
Series 20153, Class B2, 3.57%, 05/25/2045(b)(k)	2,592,945	2,411,357
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(k)	9,820,936	8,090,346
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	5,366,996
Juniper Valley Park CLO Ltd., Series 2023-1A, Class ARR, 4.81% (3 mo. Term SOFR + 1.08%), 07/20/2036(b)(e)	11,050,000	11,055,459
KKR CLO 15 Ltd., Series 15, Class A1R2, 4.83% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(e)	884,319	884,556
Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	87,617	60,647
Life Mortgage Trust, Series 2021-BMR, Class C, 4.85% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(e)	493,949	483,236
Lightpath Fiber Issuer LLC,
Series 2026-1A, Class A2, 5.60%, 03/25/2056(b)	17,521,000	17,390,467
Series 2026-1A, Class B, 5.89%, 03/25/2056(b)	7,149,178	7,014,861
Magnetite XXI Ltd., Series 2019-21A, Class AR2, 4.71% (3 mo. Term SOFR + 0.98%), 04/20/2034(b)(e)	19,424,092	19,435,708
Magnetite XXXI Ltd., Series 2021-31A, Class A1R, 4.75% (3 mo. Term SOFR + 1.00%), 07/15/2034(b)(e)	12,135,000	12,149,283
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(k)	5,162,030	4,554,945
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(k)	5,151,059	4,517,571
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Merchants Fleet Funding LLC, Series 2025-1A, Class A, 4.49%, 01/20/2039(b)	$3,860,000	$3,854,777
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035(e)(k)	133,224	126,390
Series 2005-A5, Class A9, 4.77%, 06/25/2035(k)	210,732	205,402
Metronet Infrastructure Issuer LLC,
Series 2025-1A, Class A2, 6.01%, 07/20/2055(i)	7,250,000	7,316,385
Series 2025-4A, Class A2, 5.16%, 12/20/2055(b)	2,980,000	2,936,291
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(k)	5,466,116	4,909,041
MILE Trust,
Series 2025-STNE, Class A, 5.14% (1 mo. Term SOFR + 1.50%), 07/15/2042(b)(e)	8,975,000	9,023,628
Series 2025-STNE, Class B, 5.34% (1 mo. Term SOFR + 1.70%), 07/15/2042(b)(e)	3,750,000	3,777,335
Series 2025-STNE, Class C, 5.74% (1 mo. Term SOFR + 2.10%), 07/15/2042(b)(e)	3,165,000	3,178,156
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C2, Class B, 5.69%, 11/15/2058(k)	4,421,000	4,386,596
Morgan Stanley Capital I Trust,
Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	16,912,948
Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	10,288,072
Morgan Stanley Residential Mortgage Loan Trust,
Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(k)	3,119,833	3,111,359
Series 2024-NQM5, Class A1, 5.65%, 10/25/2069(b)(k)	5,476,399	5,473,194
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(k)	5,006,065	5,015,351
Series 2025-NQM8, Class A1, 4.96%, 09/25/2070(b)(k)	6,249,774	6,165,541
Series 2026-NQM3, Class A1, 5.21%, 03/25/2071(b)(k)	3,101,213	3,076,884
Series 2026-NQM4, Class A1, 5.08%, 03/25/2071(b)(k)	2,463,283	2,430,319
Navient Refinance Loan Trust, Series 2025-A, Class A, 5.15%, 02/16/2055(b)	4,593,136	4,596,497
Neuberger Berman Loan Advisers CLO 38 Ltd., Series 2020-38A, Class AR2, 4.69% (3 mo. Term SOFR + 0.96%), 10/20/2036(b)(e)	8,340,000	8,344,712
Principal Amount		Value

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(k)	$739,824	$713,284
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(k)	1,821,145	1,701,212
Series 2022-NQM2, Class A1, 3.85%, 03/27/2062(b)(k)	5,550,970	5,169,669
Series 2024-NQM3, Class A1, 5.47%, 11/25/2064(b)	2,185,487	2,174,562
Series 2026-NQM5, Class A1, 5.18%, 04/25/2066(b)(k)	4,713,527	4,662,179
Series 2026-NQM6, Class A1, 5.29%, 05/25/2066(b)(k)	5,980,174	5,926,038
NextGear Floorplan Master Owner Trust, Series 2025- 2A, Class A2, 4.23%, 10/15/2030(b)	3,200,000	3,162,813
Oaktree CLO Ltd., Series 2021-2A, Class AR, 4.72% (3 mo. Term SOFR + 0.97%), 01/15/2035(b)(e)	7,066,000	7,069,900
OBX Trust,
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(k)	8,116,474	6,842,201
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(k)	6,534,743	5,820,097
Series 2022-NQM2, Class A1B, 4.38%, 01/25/2062(b)	7,063,333	6,446,923
Series 2024-NQM14, Class A1, 4.94%, 09/25/2064(b)	3,713,460	3,696,366
Series 2024-NQM18, Class A1, 5.41%, 10/25/2064(b)(k)	2,322,475	2,322,601
Series 2025-HE2, Class A1, 5.09% (30 Day Average SOFR + 1.45%), 08/25/2055(b)(e)	6,170,740	6,191,744
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	22,501,000	20,737,896
OWL Rock CLO XXV LLC, Series 2026-25A, Class A, 5.13% (3 mo. Term SOFR + 1.40%), 07/22/2036(b)(e)	10,514,000	10,517,638
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2025-2A, Class A1, 4.69% (3 mo. Term SOFR + 0.94%), 07/15/2033(b)(e)	13,871,285	13,878,581
Series 2025-3A, Class A1, 4.70% (3 mo. Term SOFR + 0.95%), 01/15/2034(b)(e)	8,089,984	8,098,479
Pikes Peak CLO 6, Series 2020-6A, Class ARR, 4.67% (3 mo. Term SOFR + 0.94%), 05/18/2034(b)(e)	9,129,000	9,131,857
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Planet Fitness Master Issuer LLC,
Series 2025-1A, Class A2I, 5.27%, 12/06/2055(b)	$3,391,500	$3,341,030
Series 2025-1A, Class A2II, 5.65%, 12/06/2055(b)	2,394,000	2,360,183
PMT Loan Trust, Series 2025- INV1, Class A7, 6.00%, 01/25/2060(b)(k)	3,279,400	3,277,154
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	5,911,173	5,575,681
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	9,016,538	8,971,839
Provident Funding Mortgage Trust, Series 2025-4, Class A1, 6.00%, 09/25/2055(b)(k)	9,972,929	9,981,576
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 4.32% (1 mo. Term SOFR + 0.65%), 08/25/2031(e)	66,618	63,539
Qdoba Funding LLC, Series 2026-1A, Class A2, 6.70%, 06/14/2056(b)	19,240,000	19,212,364
Rate Mortgage Trust,
Series 2024-J4, Class A1, 6.00%, 12/25/2054(b)(k)	4,644,632	4,647,888
Series 2025-J1, Class A4, 6.00%, 03/25/2055(b)(k)	3,500,646	3,486,277
Series 2025-J2, Class A5, 5.50%, 07/25/2055(b)(k)	3,741,025	3,721,199
RCKT Mortgage Trust, Series 2026-CES1, Class A1A, 4.83%, 01/25/2056(b)	4,860,266	4,790,418
RR 17 Ltd., Series 2021-17A, Class A1AR, 4.82% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(e)	22,060,000	22,063,243
RR 20 Ltd., Series 2022-20A, Class A1R, 4.74% (3 mo. Term SOFR + 0.99%), 07/15/2037(b)(e)	4,800,000	4,803,950
RUN Trust, Series 2022-NQM1, Class A1, 5.00%, 03/25/2067(b)	4,755,184	4,657,345
Santander Mortgage Asset Receivable Trust, Series 2026-NQMS1, Class A1, 5.59%, 10/25/2065(b)	6,342,851	6,306,496
SCG Commercial Mortgage Trust, Series 2025-FLWR, Class A, 4.89% (1 mo. Term SOFR + 1.25%), 08/15/2042(b)(e)	3,855,000	3,861,646
SCG Mortgage Trust,
Series 2026-PALM, Class A, 4.91% (1 mo. Term SOFR + 1.27%), 07/15/2043(b)(e)	6,855,000	6,870,505
Series 2026-PALM, Class B, 5.14% (1 mo. Term SOFR + 1.50%), 07/15/2043(b)(e)	1,690,000	1,694,220
Series 2026-PALM, Class C, 5.34% (1 mo. Term SOFR + 1.70%), 07/09/2043(b)(e)	930,000	932,793
Principal Amount		Value

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(k)	$276,963	$236,176
Series 2013-7, Class A2, 3.00%, 06/25/2043(k)	201,314	180,095
Series 2025-10, Class A1, 5.50%, 11/25/2055(b)(k)	9,621,810	9,454,756
Series 2025-8, Class A4, 5.50%, 09/25/2055(b)(k)	2,847,278	2,837,969
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.95%, 03/27/2062(b)(k)	9,860,985	9,102,032
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(k)	4,142,261	3,742,665
Series 2026-5, Class A1, 5.51%, 08/25/2066(b)(k)	6,380,443	6,348,973
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, 3.75%, 07/25/2043(b)(k)	251,729	238,387
SHRN Trust,
Series 2025-MF18, Class A, 4.84% (1 mo. Term SOFR + 1.20%), 10/15/2040(b)(e)	17,885,000	17,904,856
Series 2025-MF18, Class B, 5.09% (1 mo. Term SOFR + 1.45%), 10/15/2040(b)(e)	3,525,000	3,531,858
Series 2025-MF18, Class C, 5.34% (1 mo. Term SOFR + 1.70%), 10/15/2040(b)(e)	3,425,000	3,436,603
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR4, 4.83% (3 mo. Term SOFR + 1.08%), 04/17/2034(b)(e)	11,823,448	11,839,185
Signal Peak CLO 4 Ltd., Series 2017-4A, Class AR2, 4.93% (3 mo. Term SOFR + 1.12%), 10/26/2034(b)(e)	15,510,000	15,521,446
SoFi Consumer Loan Program,
Series 2026-3, Class B, 4.85%, 06/25/2035(b)	3,920,000	3,908,336
Series 2026-3, Class C, 5.09%, 06/25/2035(b)	5,540,000	5,511,124
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	5,296,142	4,950,849
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	6,104,350	5,221,856
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(k)	2,298,309	2,160,623
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(k)	133,431	128,744
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(k)	508,874	496,634
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(k)	8,963,544	7,751,467
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(k)	6,888,707	6,061,678
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 4.69%, 09/25/2034(k)	8,049	8,013
Series 2004-8, Class 3A, 6.17%, 07/25/2034(k)	357,423	351,081
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	$7,006,207	$6,935,269
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	7,685,115	7,711,255
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	12,988,650	13,004,748
Series 2024-3A, Class A23, 5.91%, 07/30/2054(b)	7,958,250	7,613,464
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	7,354,012	7,200,046
Series 2024-3A, Class A2I, 5.57%, 07/30/2054(b)	7,530,862	7,312,483
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	53,427	49,228
Switch ABS Issuer LLC, Series 2025-2A, Class A21, 5.12%, 10/25/2055(b)	5,000,000	4,869,038
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 4.89% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(e)	1,171,038	1,173,171
Symphony CLO XXI Ltd., Series 2019-21A, Class AR2, 4.65% (3 mo. Term SOFR + 0.90%), 07/15/2032(b)(e)	3,546,910	3,548,524
Symphony CLO XXII Ltd., Series 2020-22A, Class A1AR, 4.91% (3 mo. Term SOFR + 1.18%), 04/18/2033(b)(e)	2,043,293	2,044,309
Symphony CLO XXIII Ltd., Series 2020-23A, Class AR2, 4.65% (3 mo. Term SOFR + 0.90%), 01/15/2034(b)(e)	922,005	922,464
Symphony CLO XXIV Ltd., Series 2020-24A, Class A1R, 4.88% (3 mo. Term SOFR + 1.13%), 10/23/2035(b)(e)	16,473,000	16,491,104
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	5,010,000	5,032,614
Taco Bell Funding LLC,
Series 2025-1A, Class A2I, 4.82%, 08/25/2055(b)	5,690,000	5,564,406
Series 2025-1A, Class A2II, 5.05%, 08/25/2055(b)	3,310,000	3,217,965
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	7,435,560	6,989,989
Thayer Park, CLO Ltd., Series 2017-1A, Class A1RR, 4.73% (3 mo. Term SOFR + 1.00%), 04/20/2034(b)(e)	1,417,995	1,419,652
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 4.78% (1 mo. Term SOFR + 1.11%), 12/25/2033(e)	77,066	75,361
Series 2005-1, Class A3, 4.66%, 04/25/2045(k)	211,847	208,873
TierPoint Issuer LLC,
Series 2025-1A, Class A2, 6.15%, 04/26/2055(b)	11,433,000	11,399,172
Series 2025-2A, Class A2, 6.40%, 04/26/2055(b)	8,934,000	8,697,865
Principal Amount		Value

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	$10,159,997	$9,752,317
Tricon Residential Trust, Series 2025-SFR1, Class A, 4.74% (1 mo. Term SOFR + 1.10%), 03/17/2042(b)(e)	5,601,922	5,598,588
UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	16,044,882
Vantage Data Centers Issuer LLC, Series 2025-2A, Class A2, 5.24%, 11/15/2055(b)	7,320,000	7,118,318
VB-S1 Issuer LLC, Series 2026-1A, Class C2, 4.69%, 03/15/2056(b)	6,680,000	6,466,949
VDCM Commercial Mortgage Trust,
Series 2025-AZ, Class A, 5.23%, 07/13/2044(b)(k)	9,585,000	9,368,202
Series 2025-AZ, Class B, 5.48%, 07/13/2044(b)(k)	2,380,000	2,310,754
Series 2025-AZ, Class C, 6.03%, 07/13/2044(b)(k)	7,435,000	7,247,703
Series 2025-AZ, Class D, 6.43%, 07/13/2044(b)(k)	9,393,000	9,145,989
Verus Securitization Trust,
Series 2021-1, Class A1B, 0.82%, 01/25/2066(b)(k)	1,272,621	1,154,355
Series 2021-7, Class A1, 2.83%, 10/25/2066(b)	7,478,029	6,684,494
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(k)	563,431	550,328
Series 2022-1, Class A1, 3.72%, 01/25/2067(b)	5,197,394	4,835,391
Series 2022-3, Class A1, 5.13%, 02/25/2067(b)	6,338,866	5,972,447
Series 2024-7, Class A1, 5.10%, 09/25/2069(b)(k)	3,165,664	3,149,390
Series 2026-4, Class A1, 5.00%, 04/25/2071(b)(k)	3,185,877	3,144,904
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	447,928	437,329
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007- HY2, Class 2A2, 4.61%, 11/25/2036(k)	78,922	76,285
Wells Fargo Commercial Mortgage Trust, Series 2026-C66, Class A5, 5.65%, 04/15/2059	2,815,000	2,866,101
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 6.12%, 08/25/2035(k)	46,093	45,517
Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	10,289,972	10,044,906
Series 2019-1A, Class A2II, 4.08%, 06/15/2049(b)	4,811,798	4,598,000
WEST Trust, Series 2025-ROSE, Class A, 5.45%, 04/10/2035(b)(k)	5,762,000	5,714,553
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	$20,870,075	$19,951,479
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	4,552,100	4,610,234
Zayo Issuer LLC,
Series 2025-2A, Class A2, 5.95%, 06/20/2055(b)	8,273,000	8,334,798
Series 2025-3A, Class A2, 5.57%, 10/20/2055(b)	6,494,000	6,366,188
Total Asset-Backed Securities (Cost $1,863,903,251)		1,808,163,108
U.S. Government Sponsored Agency Mortgage-Backed Securities–22.98%
Collateralized Mortgage Obligations–0.72%
Fannie Mae REMICs,
IO, 7.00%, 05/25/2033(l)	1,208	125
6.00%, 07/25/2033(l)	1,166	127
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K083, Class AM, 4.03%, 10/25/2028(k)	4,736,000	4,669,016
Series K085, Class AM, 4.06%, 10/25/2028(k)	4,736,000	4,673,802
Series K089, Class AM, 3.63%, 01/25/2029(k)	8,018,000	7,816,937
Series K088, Class AM, 3.76%, 01/25/2029(k)	18,944,000	18,522,306
		35,682,313
Federal Home Loan Mortgage Corp. (FHLMC)–2.09%
7.00%, 05/01/2028 to 06/01/2032	1,082	1,135
6.00%, 03/01/2029 to 08/01/2053	44,286,268	45,324,463
7.50%, 05/01/2030 to 05/01/2035	97,059	98,630
8.50%, 08/01/2031	5,086	5,290
3.00%, 02/01/2032 to 11/01/2052	32,175,405	27,583,011
6.50%, 08/01/2032 to 09/01/2036	30,172	31,566
8.00%, 08/01/2032	3,741	3,881
5.50%, 01/01/2034 to 07/01/2053	24,284,919	24,291,880
5.00%, 07/01/2034 to 06/01/2040	606,116	601,667
4.50%, 02/01/2040 to 10/01/2046	6,758,692	6,552,810
ARM, 6.31% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.05%), 12/01/2036(e)	22,765	23,427
6.41% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.29%), 02/01/2037(e)	1,006	1,046
6.16% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 05/01/2037(e)	35,174	36,251
		104,555,057
	Principal Amount	Value
Federal National Mortgage Association (FNMA)–1.09%
6.50%, 07/01/2028 to 01/01/2037	$18,738	$19,430
7.50%, 02/01/2030 to 08/01/2037	136,855	139,809
3.50%, 12/01/2030 to 05/01/2047	18,245,170	16,640,375
7.00%, 07/01/2032 to 02/01/2034	86,029	90,134
8.50%, 10/01/2032	9,955	10,238
5.50%, 04/01/2033 to 09/01/2053	24,609,290	24,612,481
8.00%, 04/01/2033	8,860	9,164
6.00%, 04/01/2037 to 10/01/2039	2,724	2,822
5.00%, 12/01/2039	178,122	176,585
3.00%, 08/01/2043	1,434,879	1,283,205
4.00%, 12/01/2048	12,303,284	11,407,710
ARM, 5.90% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(e)	22,479	23,262
5.88% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.63%), 01/01/2037(e)	11,016	11,397
6.03% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 03/01/2038(e)	9,503	9,733
		54,436,345
Government National Mortgage Association (GNMA)–8.72%
6.56%, 01/15/2027	2,468	2,467
7.00%, 10/15/2028 to 09/15/2032	41,890	42,344
6.00%, 11/15/2028 to 02/15/2033	18,035	18,250
6.50%, 01/15/2029 to 09/15/2034	17,912	18,231
7.50%, 05/15/2031 to 05/15/2032	2,025	2,054
5.50%, 06/15/2035	10,837	10,829
5.00%, 07/15/2035	1,162	1,155
4.00%, 03/20/2048	2,366,390	2,148,817
TBA, 2.00%, 09/01/2056(m)	119,500,000	95,819,861
2.50%, 09/01/2056(m)	218,329,000	182,526,740
3.00%, 09/01/2056(m)	71,700,000	62,325,153
5.00%, 09/01/2056(m)	37,810,000	36,614,849
5.50%, 09/01/2056(m)	30,008,000	29,799,311
6.00%, 09/01/2056(m)	25,897,000	26,260,093
		435,590,154
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Uniform Mortgage-Backed Securities–10.36%
TBA, 4.50%, 09/01/2041 to 09/01/2056(m)	$72,511,730	$69,408,581
5.00%, 09/01/2041 to 09/01/2056(m)	102,321,822	99,892,853
2.00%, 09/01/2056(m)	59,791,641	46,654,063
2.50%, 09/01/2056(m)	31,516,525	25,713,094
3.00%, 09/01/2056(m)	70,441,987	60,042,918
3.50%, 09/01/2056(m)	69,349,877	61,496,544
4.00%, 09/01/2056(m)	54,404,561	49,648,413
5.50%, 09/01/2056(m)	52,931,596	52,395,349
6.00%, 09/01/2056(m)	17,826,676	18,023,196
6.50%, 09/01/2056(m)	33,310,000	34,327,779
		517,602,790
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,158,550,188)		1,147,866,659
U.S. Treasury Securities–12.23%
U.S. Treasury Bills–0.56%
3.63% - 3.71%, 09/17/2026(n)(o)	24,719,000	24,679,071
3.78% - 3.95%, 01/14/2027(n)	3,284,000	3,237,187
		27,916,258
U.S. Treasury Bonds–2.57%
5.00%, 05/15/2046	1,739,000	1,688,053
5.13%, 08/15/2046	35,913,700	35,425,498
5.00%, 05/15/2056	94,646,300	91,237,555
		128,351,106
U.S. Treasury Notes–9.10%
4.13%, 08/31/2028	35,328,600	35,184,388
4.25%, 08/15/2029	40,593,400	40,423,732
4.38%, 08/31/2031	136,037,400	135,309,388
4.50%, 08/31/2033	44,503,400	44,214,823
4.63%, 08/15/2036	201,613,200	199,675,822
		454,808,153
Total U.S. Treasury Securities (Cost $611,537,591)		611,075,517
Variable Rate Senior Loan Interests–2.71%(p)(q)
Aerospace & Defense–0.06%
TransDigm, Inc.,
Term Loan J, 6.19% (1 mo. Term SOFR + 2.50%), 02/28/2031	245,000	246,082
Term Loan M, 6.19% (1 mo. Term SOFR + 2.50%), 08/19/2032	2,741,020	2,753,012
		2,999,094
Broadcasting–0.14%
Clarios Global L.P./Clarios US Finance Co., Term Loan, 6.19% (1 mo. Term SOFR + 2.50%), 01/28/2032	1,429,815	1,436,249
Nexstar Broadcasting, Inc., Term Loan B, 6.44% (1 mo. Term SOFR + 2.75%), 03/18/2033	5,288,572	5,312,450
		6,748,699
Principal Amount		Value
Electronic Manufacturing Services–0.01%
EMRLD Borrower L.P. (Copeland), Incremental Term Loan B, 6.07% (3 mo. Term SOFR + 2.25%), 08/04/2031	$389,090	$390,619
Health Care Equipment–0.23%
Olympus Holdings,
Term Loan, 5.97%, 06/01/2051(i)	1,440,934	1,440,934
5.77%, 07/16/2051(i)	9,969,855	9,969,855
		11,410,789
Health Care Facilities–0.00%
Select Medical Corp., Term Loan B, 6.41% (1 mo. Term SOFR + 0.20%), 11/30/2031	154,606	155,508
Health Care Supplies–0.04%
Bausch & Lomb Corp., Term Loan, 7.44% (1 mo. Term SOFR + 3.75%), 01/15/2031	2,034,651	2,050,165
Interactive Home Entertainment–0.22%
Oak-Eagle AcquireCo, Inc. (Electronic Arts Inc; EA), Term Loan B, —%, 08/04/2033(r)	11,075,000	11,199,594
Marine Transportation–0.06%
Carrix Holdings LLC, Delayed Draw Term Loan, 0.00%, 07/27/2033(s)	477,867	478,168
Carrix, Inc., Term Loan B, 5.81% (3 mo. Term SOFR + 2.00%), 07/15/2033	2,398,333	2,399,844
		2,878,012
Paper & Plastic Packaging Products & Materials–0.00%
Iris Holding, Inc. (Intertape), First Lien Term Loan, 8.67% (3 mo. Term SOFR + 4.85%), 06/28/2028	149,225	144,104
Real Estate Development–0.18%
Greystar Real Estate Partners LLC, Term Loan B, 5.92% (3 mo. Term SOFR + 2.25%), 08/21/2030(i)	244,415	245,332
VCI Asset Holdings 2 LLC, Term Loan, 7.38%, 02/06/2031(i)	8,507,820	8,763,054
		9,008,386
Real Estate Services–0.01%
Cushman & Wakefield U.S. Borrower LLC, Term Loan, 5.94% (1 mo. Term SOFR + 2.25%), 06/13/2033	212,406	212,937
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value
Restaurants–0.97%
Raising Cane’s Restaurants LLC,
Term Loan B, 5.69% (1 mo. Term SOFR + 2.00%), 09/10/2031	$15,383,077	$15,296,547
5.65% (1 mo. Term SOFR + 2.00%), 05/30/2033	3,624,967	3,606,842
Term Loan, 5.69% (1 mo. Term SOFR + 2.00%), 11/03/2032	29,944,525	29,752,730
		48,656,119
Specialty Chemicals–0.04%
Castrol (SP Motion Holdco EUR/Stonepeak Motion Finco LLC USD) (United Kingdom), Term Loan B, 0.00%, 06/24/2033	2,176,750	2,187,830
Systems Software–0.75%
CoreWeave Compute Acquisition Co. VIII LLC,
Delayed Draw Term Loan, 3.11% (1 mo. Term SOFR + 2.25%), 03/31/2032	18,014,986	17,969,949
0.00%, 03/31/2032(s)	19,292,303	19,244,072
		37,214,021
Total Variable Rate Senior Loan Interests (Cost $134,805,148)		135,255,877
Shares
Preferred Stocks–1.38%
Aerospace & Defense–0.05%
Boeing Co. (The), 6.00%, Conv. Pfd.	37,000	2,399,080
Diversified Banks–0.60%
Citigroup, Inc., 6.25%, Series II, Pfd.(c)	128,975	3,121,195
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	23,403	26,773,500
		29,894,695
Diversified Financial Services–0.26%
Apollo Global Management, Inc., 7.63%, Pfd.(f)	508,150	13,034,047
Electric Utilities–0.02%
Southern Co. (The), 7.13%, Series A, Conv. Pfd.	20,000	957,000
Interactive Media & Services–0.08%
Alphabet, Inc., 6.25%, Series A, Conv. Pfd.	81,855	3,966,693
Investment Banking & Brokerage–0.12%
Morgan Stanley, 6.88%, Series F, Pfd.	249,737	6,315,849
Regional Banks–0.19%
M&T Bank Corp., 7.50%, Series J, Pfd.	348,527	9,340,524
Systems Software–0.06%
Oracle Corp., 6.50%, Class D, Conv. Pfd.	69,328	3,236,231
Total Preferred Stocks (Cost $71,739,036)		69,144,119
	Shares		Value

Exchange-Traded Funds–1.37%
Invesco Core Fixed Income ETF(t)		366,500	$9,028,434
Invesco High Yield Systematic Bond ETF(t)		208,000	4,640,480
Invesco Short Duration High Yield ETF(t)		9,000	228,015
Invesco Short Duration Total Return Bond ETF(t)		2,013,300	50,050,840
Invesco Total Return Bond ETF(t)		100,000	4,604,000
Total Exchange-Traded Funds (Cost $70,530,385)			68,551,769
	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.22%(u)
Automotive Parts & Equipment–0.01%
Clarios Global L.P./Clarios US Finance Co., 4.75%, 06/15/2031(b)	EUR	100,000	116,577
Schaeffler AG (Germany), 3.38%, 10/12/2028(b)	EUR	200,000	231,502
			348,079
Drug Retail–0.02%
Boots Group Finco L.P. (United Kingdom), 5.38%, 08/31/2032(b)	EUR	1,025,000	1,216,484
Health Care Supplies–0.00%
Bausch + Lomb Netherlands B.V. and Bausch & Lomb, Inc., 6.31% (3 mo. EURIBOR + 3.88%), 01/15/2031(b)(e)	EUR	200,000	234,679
Homefurnishing Retail–0.00%
Mobilux Finance S.A.S. (France), 4.25%, 07/15/2028(b)	EUR	200,000	231,546
Integrated Telecommunication Services–0.05%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	3,527,000	2,340,781
Movies & Entertainment–0.13%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	5,311,000	6,238,797
Sovereign Debt–0.01%
Honduras Government International Bond (Honduras), 6.40%, 07/29/2036(b)		225,000	226,350
Romanian Government International Bond (Romania), 6.75%, 07/11/2039(b)	EUR	300,000	358,196
			584,546
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $11,061,101)			11,194,912

Agency Credit Risk Transfer Notes–0.17%
Fannie Mae Connecticut Avenue Securities, Series 2025-R04, Class 1A1, STACR®, 4.64% (30 Day Average SOFR + 1.00%), 05/25/2045(b)(e)		$739,115	739,375
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Principal Amount		Value

Freddie Mac,
Series 2023-DNA1, Class M1, STACR®, 5.74% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(e)	$1,169,008	$1,179,881
Series 2025-DNA4, Class A1, STACR®, 4.54% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(e)	934,375	934,938
Series 2026-DNA2, Class M1, STACR®, 4.84% (30 Day Average SOFR + 1.20%), 03/25/2046(b)(e)	3,841,489	3,843,616
Series 2026-HQA1, Class A1, STACR®, 4.64% (30 Day Average SOFR + 1.00%), 05/25/2046(b)(e)	1,681,812	1,679,184
Total Agency Credit Risk Transfer Notes (Cost $8,365,799)		8,376,994
Shares
Common Stocks & Other Equity Interests–0.02%
Broadline Retail–0.00%
Americanas S.A. (Brazil)(v)	10,955	10,782
Americanas S.A., Wts., expiring 03/16/2027 (Brazil)(v)	3,651	1,903
		12,685
Internet Services & Infrastructure–0.02%
VCI Compute II LLC(i)	929,709	929,709
Paper & Plastic Packaging Products & Materials–0.00%
Smurfit WestRock PLC	65	3,049
Specialty Chemicals–0.00%
Ingevity Corp.(v)	10	693
Total Common Stocks & Other Equity Interests (Cost $933,621)		946,136
Principal Amount
Municipal Obligations–0.01%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $500,000)	$500,000	521,360
Shares		Value
Money Market Funds–1.98%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(t)(w)	34,595,678	$34,595,678
Invesco Treasury Portfolio, Institutional Class, 3.66%(t)(w)	64,244,170	64,244,170
Total Money Market Funds (Cost $98,839,848)		98,839,848

Options Purchased–0.04%
(Cost $3,352,854)(x)		2,229,660
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-119.20% (Cost $6,050,658,253)		5,955,188,255
Shares
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.10%
Invesco Private Government Fund, 3.73%(t)(w)(y)	70,472,626	70,472,626
Invesco Private Prime Fund, 3.82%(t)(w)(y)	184,188,561	184,225,398
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $254,686,606)		254,698,024
TOTAL INVESTMENTS IN SECURITIES–124.30% (Cost $6,305,344,859)		6,209,886,279
OTHER ASSETS LESS LIABILITIES—(24.30)%		(1,214,178,924)
NET ASSETS–100.00%		$4,995,707,355
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
IBOR	– Interbank Offered Rate
IO	– Interest Only
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $2,654,290,547, which represented 53.13% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)	Zero coupon bond issued at a discount.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Perpetual bond with no specified maturity date.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2026 was $2,611,727, which represented less than 1% of the Fund’s Net Assets.

(k)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2026.

(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1R.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(p)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(q)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight
Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(r)	This variable rate interest will settle after August 31, 2026, at which time the interest rate will be determined.
(s)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(t)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Invesco Core Fixed Income ETF	$-	$9,227,434	$-	$(199,000)	$-	$9,028,434	$153,126
Invesco High Yield Systematic Bond ETF	1,861,810	2,852,012	-	(73,342)	-	4,640,480	263,218
Invesco Senior Loan ETF	2,343,040	-	(2,306,080)	24,640	(61,600)	-	88,609
Invesco Short Duration High Yield ETF	230,850	-	-	(2,835)	-	228,015	14,130
Invesco Short Duration Total Return Bond ETF	325,455	50,263,041	-	(537,656)	-	50,050,840	1,877,422
Invesco Total Return Bond ETF	4,704,000	-	-	(100,000)	-	4,604,000	225,362
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$69,413,412	$816,006,074	$(850,823,808)	$-	$-	$34,595,678	$1,728,934
Invesco Treasury Portfolio, Institutional Class	128,905,675	1,515,439,851	(1,580,101,356)	-	-	64,244,170	3,180,929
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	90,053,280	547,797,291	(567,377,945)	-	-	70,472,626	3,044,087*
Invesco Private Prime Fund	252,062,513	1,229,176,280	(1,296,985,918)	(5,580)	(21,897)	184,225,398	8,314,292*
Total	$549,900,035	$4,170,761,983	$(4,297,595,107)	$(893,773)	$(83,497)	$422,089,641	$18,890,109

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(u)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(v)	Non-income producing security.
(w)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(x)	The table below details options purchased.
(y)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500 Index	Call	01/15/2027	108	USD	7,900.00	USD	85,320,000	$2,229,660

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	1,479	December-2026	$303,541,642	$(648,316)	$(648,316)
U.S. Treasury Long Bonds	1,645	December-2026	178,688,125	(605,421)	(605,421)
U.S. Treasury Ultra Bonds	2,116	December-2026	232,826,125	(922,035)	(922,035)
Subtotal—Long Futures Contracts				(2,175,772)	(2,175,772)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	1,946	December-2026	(205,698,281)	864,925	864,925
U.S. Treasury 10 Year Notes	323	December-2026	(34,772,969)	176,366	176,366
U.S. Treasury 10 Year Ultra Notes	868	December-2026	(94,978,187)	412,919	412,919
Subtotal—Short Futures Contracts				1,454,210	1,454,210
Total Futures Contracts				$(721,562)	$(721,562)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
10/28/2026	Merrill Lynch International	USD	1,399,805	EUR	1,210,000	$8,727
Currency Risk
10/28/2026	State Street Bank & Trust Co.	EUR	6,382,000	USD	7,310,821	(118,312)
Total Forward Foreign Currency Contracts						$(109,585)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Abbreviations:
EUR	—Euro
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $5,881,288,020)*	$5,787,796,638
Investments in affiliates, at value (Cost $424,056,839)	422,089,641
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	8,727
Deposits with brokers:
Cash collateral — TBA commitments	2,021,207
Cash	9,425,599
Foreign currencies, at value (Cost $6,481,521)	6,577,358
Receivable for:
Investments sold	219,141,482
TBA sales commitment	10,588,421
Fund shares sold	3,831,481
Dividends	965,286
Interest	34,186,135
Investments matured, at value (Cost $1,144,384)	111,576
Principal paydowns	352
Investment for trustee deferred compensation and retirement plans	172,294
Other assets	178,801
Total assets	6,497,094,998
Liabilities:
Other investments:
Variation margin payable — futures contracts	1,918,319
Unrealized depreciation on forward foreign currency contracts outstanding	118,312
Payable for:
Investments purchased	248,422,577
TBA purchased commitment	967,374,154
Dividends	2,767,740
Fund shares reacquired	4,535,692
Collateral upon return of securities loaned	254,686,606
Accrued fees to affiliates	1,297,209
Accrued trustees’ and officers’ fees and benefits	14,867
Accrued other operating expenses	298,064
Trustee deferred compensation and retirement plans	183,594
Unfunded loan commitments	19,770,509
Total liabilities	1,501,387,643
Net assets applicable to shares outstanding	$4,995,707,355
Net assets consist of:
Shares of beneficial interest	$6,010,415,067
Distributable earnings (loss)	(1,014,707,712)
$4,995,707,355
Net Assets:
Class A	$1,296,920,247
Class C	$29,010,351
Class R	$39,079,760
Class Y	$1,204,077,969
Class R5	$18,595,115
Class R6	$2,408,023,913
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	142,997,020
Class C	3,199,813
Class R	4,309,602
Class Y	132,666,602
Class R5	2,051,280
Class R6	265,684,053
Class A:
Net asset value per share	$9.07
Maximum offering price per share (Net asset value of $9.07 ÷ 95.75%)	$9.47
Class C:
Net asset value and offering price per share	$9.07
Class R:
Net asset value and offering price per share	$9.07
Class Y:
Net asset value and offering price per share	$9.08
Class R5:
Net asset value and offering price per share	$9.07
Class R6:
Net asset value and offering price per share	$9.06

*	At August 31, 2026, securities with an aggregate value of $247,582,126 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest (net of foreign withholding taxes of $23,366)	$249,763,679
Dividends	3,917,300
Dividends from affiliates (includes net securities lending income of $603,709)	8,135,439
Total investment income	261,816,418
Expenses:
Advisory fees	20,747,945
Administrative services fees	746,440
Custodian fees	144,371
Distribution fees:
Class A	3,373,442
Class C	340,735
Class R	188,819
Transfer agent fees — A, C, R and Y	3,457,939
Transfer agent fees — R5	17,879
Transfer agent fees — R6	786,847
Trustees’ and officers’ fees and benefits	65,585
Registration and filing fees	140,800
Reports to shareholders	368,720
Professional services fees	207,593
Other	54,589
Total expenses	30,641,704
Less: Fees waived and/or expenses reimbursed	(1,697,547)
Net expenses	28,944,157
Net investment income	232,872,261
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	7,114,589
Affiliated investment securities	(83,497)
Foreign currencies	238,688
Forward foreign currency contracts	406,532
Futures contracts	(26,567,723)
Swap agreements	470,081
(18,421,330)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(74,777,893)
Affiliated investment securities	(893,773)
Foreign currencies	(292,753)
Forward foreign currency contracts	(233,983)
Futures contracts	(25,731)
Swap agreements	380,145
(75,843,988)
Net realized and unrealized gain (loss)	(94,265,318)
Net increase in net assets resulting from operations	$138,606,943
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$232,872,261	$245,402,694
Net realized gain (loss)	(18,421,330)	(80,381,946)
Change in net unrealized appreciation (depreciation)	(75,843,988)	19,326,337
Net increase in net assets resulting from operations	138,606,943	184,347,085
Distributions to shareholders from distributable earnings:
Class A	(58,246,585)	(61,124,176)
Class C	(1,215,434)	(1,532,492)
Class R	(1,537,251)	(1,459,379)
Class Y	(59,391,074)	(67,990,778)
Class R5	(820,728)	(804,248)
Class R6	(118,230,777)	(122,731,980)
Total distributions from distributable earnings	(239,441,849)	(255,643,053)
Share transactions–net:
Class A	(25,446,792)	39,726,801
Class C	(6,912,906)	(5,389,336)
Class R	4,659,916	2,880,533
Class Y	(95,651,423)	(92,097,787)
Class R5	2,933,097	(1,173,017)
Class R6	(96,478,905)	(53,912,583)
Net increase (decrease) in net assets resulting from share transactions	(216,897,013)	(109,965,389)
Net increase (decrease) in net assets	(317,731,919)	(181,261,357)
Net assets:
Beginning of year	5,313,439,274	5,494,700,631
End of year	$4,995,707,355	$5,313,439,274
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$9.26	$0.39	$(0.18)	$0.21	$(0.40)	$—	$(0.40)	$9.07	2.27%	$1,296,920	0.77%	0.81%	4.18%	543%
Year ended 08/31/25	9.38	0.40	(0.10)	0.30	(0.42)	—	(0.42)	9.26	3.32	1,349,817	0.74	0.80	4.38	531
Year ended 08/31/24	8.98	0.42	0.40	0.82	(0.42)	—	(0.42)	9.38	9.45	1,327,611	0.74	0.84	4.63	465
Year ended 08/31/23	9.45	0.38	(0.44)	(0.06)	(0.41)	—	(0.41)	8.98	(0.59)	1,215,588	0.74	0.83	4.19	461
Year ended 08/31/22	11.39	0.24	(1.83)	(1.59)	(0.24)	(0.11)	(0.35)	9.45	(14.19)	1,203,731	0.75	0.81	2.30	321
Class C
Year ended 08/31/26	9.26	0.32	(0.18)	0.14	(0.33)	—	(0.33)	9.07	1.50	29,010	1.52	1.56	3.43	543
Year ended 08/31/25	9.38	0.33	(0.10)	0.23	(0.35)	—	(0.35)	9.26	2.55	36,543	1.49	1.55	3.63	531
Year ended 08/31/24	8.98	0.35	0.41	0.76	(0.36)	—	(0.36)	9.38	8.64	42,577	1.49	1.59	3.88	465
Year ended 08/31/23	9.45	0.31	(0.44)	(0.13)	(0.34)	—	(0.34)	8.98	(1.34)	47,344	1.49	1.58	3.44	461
Year ended 08/31/22	11.38	0.16	(1.81)	(1.65)	(0.17)	(0.11)	(0.28)	9.45	(14.76)	55,695	1.50	1.56	1.55	321
Class R
Year ended 08/31/26	9.26	0.37	(0.18)	0.19	(0.38)	—	(0.38)	9.07	2.01	39,080	1.02	1.06	3.93	543
Year ended 08/31/25	9.38	0.38	(0.10)	0.28	(0.40)	—	(0.40)	9.26	3.06	35,251	0.99	1.05	4.13	531
Year ended 08/31/24	8.98	0.40	0.40	0.80	(0.40)	—	(0.40)	9.38	9.18	32,746	0.99	1.09	4.38	465
Year ended 08/31/23	9.45	0.36	(0.44)	(0.08)	(0.39)	—	(0.39)	8.98	(0.84)	27,489	0.99	1.08	3.94	461
Year ended 08/31/22	11.38	0.21	(1.81)	(1.60)	(0.22)	(0.11)	(0.33)	9.45	(14.33)	25,914	1.00	1.06	2.05	321
Class Y
Year ended 08/31/26	9.27	0.41	(0.18)	0.23	(0.42)	—	(0.42)	9.08	2.53	1,204,078	0.52	0.56	4.43	543
Year ended 08/31/25	9.39	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.27	3.58	1,323,156	0.49	0.55	4.63	531
Year ended 08/31/24	8.99	0.44	0.41	0.85	(0.45)	—	(0.45)	9.39	9.72	1,435,650	0.49	0.59	4.88	465
Year ended 08/31/23	9.46	0.41	(0.44)	(0.03)	(0.44)	—	(0.44)	8.99	(0.33)	1,007,180	0.49	0.58	4.44	461
Year ended 08/31/22	11.40	0.27	(1.83)	(1.56)	(0.27)	(0.11)	(0.38)	9.46	(13.95)	961,066	0.50	0.56	2.55	321
Class R5
Year ended 08/31/26	9.26	0.41	(0.17)	0.24	(0.43)	—	(0.43)	9.07	2.54	18,595	0.49	0.53	4.46	543
Year ended 08/31/25	9.38	0.43	(0.11)	0.32	(0.44)	—	(0.44)	9.26	3.57	16,080	0.49	0.52	4.63	531
Year ended 08/31/24	8.98	0.44	0.41	0.85	(0.45)	—	(0.45)	9.38	9.72	17,505	0.49	0.54	4.88	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.43)	—	(0.43)	8.98	(0.34)	14,364	0.49	0.53	4.44	461
Year ended 08/31/22	11.38	0.26	(1.81)	(1.55)	(0.27)	(0.11)	(0.38)	9.45	(13.89)	14,000	0.50	0.52	2.55	321
Class R6
Year ended 08/31/26	9.25	0.42	(0.18)	0.24	(0.43)	—	(0.43)	9.06	2.60	2,408,024	0.43	0.46	4.52	543
Year ended 08/31/25	9.37	0.43	(0.10)	0.33	(0.45)	—	(0.45)	9.25	3.63	2,552,592	0.44	0.45	4.68	531
Year ended 08/31/24	8.97	0.44	0.41	0.85	(0.45)	—	(0.45)	9.37	9.77	2,638,610	0.46	0.47	4.91	465
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.44)	—	(0.44)	8.97	(0.41)	2,410,711	0.45	0.46	4.48	461
Year ended 08/31/22	11.38	0.27	(1.81)	(1.54)	(0.28)	(0.11)	(0.39)	9.45	(13.85)	2,406,339	0.45	0.45	2.60	321

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Core Plus Bond Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

Invesco Core Plus Bond Fund

other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject

Invesco Core Plus Bond Fund

to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $2,159 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were

Invesco Core Plus Bond Fund

unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.
Call Options Purchased and Written – The Fund may write call options to seek to manage risk exposures in the Fund’s investment portfolio or to earn premiums and/or buy call options for the purpose of acquiring the underlying reference asset for its portfolio, or on underlying reference assets against which it has written other call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.  An uncovered call option exists without the ownership of the underlying security.  Options written by the Fund normally will have expiration dates between three and nine months from the date written.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities.  The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.  If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.  If a written call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.  Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Options written. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities.  The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased.  Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.  A risk in buying an option is that the Fund pays a premium whether or not the option is exercised.  In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the Fund pays an option premium.  The option’s underlying instrument may be a security, securities index, or a futures contract.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell.  If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses.  At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities.  The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised.  The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.  Put options written are reported as a liability in the Statement of Assets and Liabilities.  Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised.  In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
Q.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s

Invesco Core Plus Bond Fund

maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2026, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
R.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
S.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
T.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
U.
Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.39%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco Core Plus Bond Fund

Effective January 1, 2026, the Adviser has contractually agreed, through at least December 31, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.78%, 1.53%, 1.03%, 0.53%, 0.50% and 0.43%, respectively, of the Fund’s average daily net assets (the "expense limits"). Prior to January 1, 2026, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $306,462 and reimbursed class level expenses of $440,199, $11,186, $12,226, $426,381, $4,518 and $496,575 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $116,365 in front-end sales commissions from the sale of Class A shares and $24,342 and $570 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,966,182,275	$26,840,021	$1,993,022,296
Asset-Backed Securities	—	1,791,418,020	16,745,088	1,808,163,108
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,147,866,659	—	1,147,866,659
U.S. Treasury Securities	—	611,075,517	—	611,075,517
Variable Rate Senior Loan Interests	—	114,836,702	20,419,175	135,255,877
Preferred Stocks	69,144,119	—	—	69,144,119
Exchange-Traded Funds	68,551,769	—	—	68,551,769
Non-U.S. Dollar Denominated Bonds & Notes	—	11,194,912	—	11,194,912
Agency Credit Risk Transfer Notes	—	8,376,994	—	8,376,994
Common Stocks & Other Equity Interests	16,427	—	929,709	946,136
Municipal Obligations	—	521,360	—	521,360
Money Market Funds	98,839,848	254,698,024	—	353,537,872
Options Purchased	2,229,660	—	—	2,229,660
Total Investments in Securities	238,781,823	5,906,170,463	64,933,993	6,209,886,279
Other Investments - Assets*
Investments Matured	—	111,576	0	111,576
Futures Contracts	1,454,210	—	—	1,454,210
Forward Foreign Currency Contracts	—	8,727	—	8,727
	1,454,210	120,303	0	1,574,513
Other Investments - Liabilities*
Futures Contracts	(2,175,772)	—	—	(2,175,772)
Forward Foreign Currency Contracts	—	(118,312)	—	(118,312)
	(2,175,772)	(118,312)	—	(2,294,084)
Total Other Investments	(721,562)	1,991	0	(719,571)
Total Investments	$238,060,261	$5,906,172,454	$64,933,993	$6,209,166,708

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2026:
	Value 08/31/25	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 08/31/26
U.S. Dollar Denominated Bonds & Notes	$25,022,523	$63,481	$—	$2,118	$—	$1,751,899	$—	$—	$26,840,021
Variable Rate Senior Loan Interests	247,497	20,836,824	(1,013,415)	—	7,480	340,789	—	—	20,419,175
Asset-Backed Securities	28,891,271	—	(12,002,001)	117,205	57,060	(318,447)	—	—	16,745,088
Common Stocks & Other Equity Interests	—	929,709	—	—	—	—	—	—	929,709
Investments Matured	0	—	—	—	—	—	—	—	0
Total	$54,161,291	$21,830,014	$(13,015,416)	$119,323	$64,540	$1,774,241	$—	$—	$64,933,993
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 08/31/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
U.S. Dollar Denominated Bonds & Notes	$ 26,840,021	Discounted Cash Flow Model	Discount Rate	5.95%	-
Variable Rate Senior Loan Interests	20,419,175	Third-Party Pricing	Broker Quote	100.00% of Par	-
Asset-Backed Securities	16,745,088	Third-Party Pricing	Broker Quote	91.99% of Par	-
Common Stocks & Other Equity Interests	929,709	Third-Party Pricing	Broker Quote	1.00% of Par	-
Investments Matured	0	Expected Recovery	Anticipated Proceeds	0.00% of Par	-
Total	$ 64,933,993
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$1,454,210	$1,454,210
Unrealized appreciation on forward foreign currency contracts outstanding	8,727	—	—	8,727
Options purchased, at value — Exchange-Traded(b)	—	2,229,660	—	2,229,660
Total Derivative Assets	8,727	2,229,660	1,454,210	3,692,597
Derivatives not subject to master netting agreements	—	(2,229,660)	(1,454,210)	(3,683,870)
Total Derivative Assets subject to master netting agreements	$8,727	$—	$—	$8,727

Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(2,175,772)	$(2,175,772)
Unrealized depreciation on forward foreign currency contracts outstanding	(118,312)	—	(118,312)
Total Derivative Liabilities	(118,312)	(2,175,772)	(2,294,084)
Derivatives not subject to master netting agreements	—	2,175,772	2,175,772
Total Derivative Liabilities subject to master netting agreements	$(118,312)	$—	$(118,312)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Merrill Lynch International	$8,727	$−	$8,727	$—	$—	$8,727
State Street Bank & Trust Co.	−	(118,312)	(118,312)	—	—	(118,312)
Total	$8,727	$(118,312)	$(109,585)	$—	$—	$(109,585)
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$406,532	$-	$-	$406,532
Futures contracts	-	-	(26,567,723)	(26,567,723)
Options purchased(a)	-	3,141,191	-	3,141,191
Swap agreements	-	-	470,081	470,081
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(233,983)	-	-	(233,983)
Futures contracts	-	-	(25,731)	(25,731)
Options purchased(a)	-	(810,790)	-	(810,790)
Swap agreements	-	-	380,145	380,145
Total	$172,549	$2,330,401	$(25,743,228)	$(23,240,278)

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
of unaffiliated investment securities.

Invesco Core Plus Bond Fund

The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Swap Agreements
Average notional value	$12,980,913	$1,508,438,691	$87,840,750	$271,177,111
Average contracts	—	—	122	—

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2026. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Carrix Holdings LLC	Delayed Draw Term Loan	$478,206	$(38)
CoreWeave Compute Acquisition Co. VIII LLC	Delayed Draw Term Loan	19,292,303	(48,231)
		$19,770,509	$(48,269)
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$239,441,849	$255,643,053

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$3,282,439
Net unrealized appreciation (depreciation) — investments	(96,382,298)
Net unrealized appreciation — foreign currencies	96,914
Temporary book/tax differences	(101,597)
Capital loss carryforward	(921,603,170)
Shares of beneficial interest	6,010,415,067
Total net assets	$4,995,707,355
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, derivative instruments, partnerships and equity securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco Core Plus Bond Fund

The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$478,214,869	$443,388,301	$921,603,170
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $7,009,383,416 and $7,123,468,211, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,139,573
Aggregate unrealized (depreciation) of investments	(113,521,871)
Net unrealized appreciation (depreciation) of investments	$(96,382,298)
Cost of investments for tax purposes is $6,305,549,006.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and dollar rolls, on August 31, 2026, undistributed net investment income was increased by $9,991,147 and undistributed net realized gain (loss) was decreased by $9,991,147. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	18,817,950	$175,084,953	25,542,195	$235,431,313
Class C	687,526	6,395,765	1,308,319	12,100,472
Class R	1,097,665	10,189,340	1,357,641	12,482,253
Class Y	46,414,816	431,978,361	61,376,536	565,937,592
Class R5	513,869	4,780,953	380,103	3,504,049
Class R6	48,242,253	448,392,944	52,714,769	485,305,183
Issued as reinvestment of dividends:
Class A	5,519,359	51,202,774	5,823,875	53,700,947
Class C	118,369	1,098,161	147,321	1,358,287
Class R	164,202	1,522,659	156,914	1,446,590
Class Y	4,204,106	39,049,410	4,813,810	44,423,738
Class R5	88,533	820,274	87,189	803,762
Class R6	12,144,245	112,609,637	12,667,820	116,696,051
Automatic conversion of Class C shares to Class A shares:
Class A	600,410	5,568,141	943,824	8,689,842
Class C	(600,571)	(5,568,141)	(944,115)	(8,689,842)
Reacquired:
Class A	(27,714,404)	(257,302,660)	(28,077,791)	(258,095,301)
Class C	(953,258)	(8,838,691)	(1,104,672)	(10,158,253)
Class R	(759,693)	(7,052,083)	(1,199,234)	(11,048,310)
Class Y	(60,740,163)	(566,679,194)	(76,354,433)	(702,459,117)
Class R5	(288,454)	(2,668,130)	(596,945)	(5,480,828)
Class R6	(70,582,741)	(657,481,486)	(71,035,819)	(655,913,817)
Net increase (decrease) in share activity	(23,025,981)	$(216,897,013)	(11,992,693)	$(109,965,389)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agents, portfolio company investee, agent banks and brokers; when replies were not received from transfer agents, portfolio company investee, agent banks and broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year.  Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology, including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular

Invesco Core Plus Bond Fund

date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and  receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

Invesco Core Plus Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	4.72%
Corporate Dividends Received Deduction*	3.26%
U.S. Treasury Obligations*	11.72%
Qualified Business Income*	0.00%
Business Interest Income*	86.57%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Core Plus Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

Invesco Core Plus Bond Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
CPB-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Discovery Fund
Nasdaq:
A: OPOCX ■ C: ODICX ■ R: ODINX ■ Y: ODIYX ■ R5: DIGGX ■ R6: ODIIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–97.72%
Aerospace & Defense–4.74%
ATI, Inc.(b)	324,523	$66,267,597
Embraer S.A., ADR (Brazil)	916,205	65,563,630
Mercury Systems, Inc.(b)	1,283,326	112,072,859
VSE Corp.	522,555	109,046,777
		352,950,863
Aluminum–0.45%
Century Aluminum Co.(b)	738,769	33,813,457
Application Software–2.13%
Manhattan Associates, Inc.(b)	420,930	93,947,367
Terawulf, Inc.(b)(c)	4,253,172	64,350,492
		158,297,859
Asset Management & Custody Banks–2.67%
Acadian Asset Management, Inc.	812,247	76,513,668
WisdomTree, Inc.	5,097,954	122,656,773
		199,170,441
Automotive Parts & Equipment–1.60%
Garrett Motion, Inc. (Switzerland)	3,036,971	81,846,368
Modine Manufacturing Co.(b)	209,125	37,314,174
		119,160,542
Biotechnology–12.20%
Arrowhead Pharmaceuticals, Inc.(b)	939,760	77,426,827
BridgeBio Pharma, Inc.(b)	1,378,526	105,581,306
Cogent Biosciences, Inc.(b)	1,141,825	39,963,875
Cytokinetics, Inc.(b)	734,630	52,092,613
Halozyme Therapeutics, Inc.(b)	1,382,875	147,262,359
Madrigal Pharmaceuticals, Inc.(b)	131,434	70,978,303
Mirum Pharmaceuticals, Inc.(b)	551,008	54,026,334
Praxis Precision Medicines, Inc.(b)	141,292	49,494,588
Protagonist Therapeutics, Inc.(b)	806,349	119,138,065
Rhythm Pharmaceuticals, Inc.(b)	407,703	43,269,519
Twist Bioscience Corp.(b)	754,920	104,933,880
Xenon Pharmaceuticals, Inc. (Canada)(b)	741,396	44,646,867
		908,814,536
Building Products–1.09%
AZZ, Inc.	592,087	81,210,653
Cargo Ground Transportation–2.72%
ArcBest Corp.	593,448	81,878,021
Knight-Swift Transportation Holdings, Inc.	1,765,693	120,967,627
		202,845,648
Casinos & Gaming–0.77%
Rush Street Interactive, Inc.(b)	2,219,734	57,180,348
Communications Equipment–1.46%
Viavi Solutions, Inc.(b)	3,002,976	108,977,999
Construction & Engineering–3.29%
Argan, Inc.	144,691	61,492,228
Everus Construction Group, Inc.(b)	866,205	99,726,182
Shares		Value
Construction & Engineering–(continued)
Legence Corp., Class A(b)	481,808	$25,810,454
Sterling Infrastructure, Inc.(b)	124,040	58,307,483
		245,336,347
Consumer Finance–3.00%
Dave, Inc.(b)	229,954	82,673,062
Enova International, Inc.(b)	603,259	136,770,880
FirstCash Holdings, Inc.	17,757	3,808,344
		223,252,286
Copper–1.06%
ERO Copper Corp. (Brazil)(b)	2,117,546	78,624,483
Diversified Metals & Mining–0.60%
MP Materials Corp.(b)(c)	813,343	44,530,529
Electrical Components & Equipment–0.56%
Powell Industries, Inc.	230,147	41,364,320
Electronic Components–1.63%
Littelfuse, Inc.	293,909	121,143,412
Electronic Equipment & Instruments–1.96%
Cognex Corp.	1,963,299	119,682,707
nLight, Inc.(b)	625,904	26,456,962
		146,139,669
Electronic Manufacturing Services–3.49%
Sanmina Corp.(b)	716,763	141,001,618
TTM Technologies, Inc.(b)	998,934	118,793,231
		259,794,849
Environmental & Facilities Services–0.75%
CECO Environmental Corp.(b)	779,474	55,498,549
Food Distributors–0.33%
Chefs’ Warehouse, Inc. (The)(b)	219,822	24,723,380
Health Care Equipment–1.02%
Glaukos Corp.(b)	424,455	76,215,140
Health Care Services–6.20%
BillionToOne, Inc.(b)(c)	531,370	48,179,318
BrightSpring Health Services, Inc.(b)	2,970,029	173,449,694
GMR Solutions, Inc.(b)	1,384,539	16,822,149
Guardant Health, Inc.(b)	975,627	155,144,205
RadNet, Inc.(b)	897,446	68,044,356
		461,639,722
Health Care Technology–0.86%
Heartflow, Inc.(b)	1,275,225	64,258,588
Heavy Electrical Equipment–0.95%
Forgent Power Solutions, Inc.(b)	2,319,771	70,845,806
Hotels, Resorts & Cruise Lines–0.29%
Lindblad Expeditions Holdings, Inc.(b)	815,547	21,660,928
Industrial Machinery & Supplies & Components–4.60%
Enpro, Inc.	285,832	84,669,155
ESCO Technologies, Inc.	374,791	102,329,187
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Discovery Fund

Shares		Value
Industrial Machinery & Supplies & Components–(continued)
Helios Technologies, Inc.	778,313	$56,832,415
SPX Technologies, Inc.(b)	500,309	98,435,796
		342,266,553
Industrial REITs–0.61%
First Industrial Realty Trust, Inc.	736,405	45,568,741
Internet Services & Infrastructure–0.71%
DigitalOcean Holdings, Inc.(b)	476,184	52,708,807
Investment Banking & Brokerage–1.90%
Evercore, Inc., Class A	158,948	45,527,476
Marex Group Ltd. (Bermuda)	1,321,461	95,779,493
		141,306,969
Leisure Facilities–0.78%
Life Time Group Holdings, Inc.(b)	1,382,869	58,108,155
Life Sciences Tools & Services–2.52%
10X Genomics, Inc., Class A(b)	353,009	22,045,412
Repligen Corp.(b)	817,865	148,017,208
Tempus AI, Inc., Class A(b)	274,205	17,288,625
		187,351,245
Managed Health Care–0.37%
Alignment Healthcare, Inc.(b)	2,050,092	27,471,233
Marine Transportation–0.42%
Kirby Corp.(b)	220,838	31,328,079
Movies & Entertainment–1.00%
IMAX Corp.(b)	844,405	43,233,536
Sphere Entertainment Co.(b)	227,082	30,951,277
		74,184,813
Oil & Gas Equipment & Services–1.09%
Archrock, Inc.	65,175	2,054,316
Cactus, Inc., Class A	554,328	38,980,345
National Energy Services Reunited Corp.(b)	1,151,082	40,414,489
		81,449,150
Oil & Gas Exploration & Production–1.89%
Chord Energy Corp.	954,714	140,447,977
Oil & Gas Refining & Marketing–0.71%
Par Pacific Holdings, Inc.(b)	665,216	53,164,063
Oil & Gas Storage & Transportation–0.82%
Golar LNG Ltd. (Cameroon)	1,190,697	61,308,989
Other Specialty Retail–1.56%
Five Below, Inc.(b)	471,689	116,431,713
Pharmaceuticals–3.84%
Axsome Therapeutics, Inc.(b)	535,275	106,262,793
Ligand Pharmaceuticals, Inc.(b)	633,699	180,033,886
		286,296,679
Property & Casualty Insurance–0.80%
Hanover Insurance Group, Inc. (The)	265,059	59,932,490
Regional Banks–1.89%
Ameris Bancorp	1,097,850	92,493,862
Shares		Value
Regional Banks–(continued)
Texas Capital Bancshares, Inc.	497,361	$48,333,542
		140,827,404
Research & Consulting Services–0.28%
Planet Labs PBC(b)	1,061,179	21,064,403
Restaurants–0.22%
Brinker International, Inc.(b)	72,464	16,558,024
Semiconductor Materials & Equipment–2.80%
Nova Ltd. (Israel)(b)	280,202	97,636,387
Onto Innovation, Inc.(b)	413,836	110,581,117
		208,217,504
Semiconductors–7.07%
Allegro MicroSystems, Inc.(b)	2,782,506	100,865,842
Lattice Semiconductor Corp.(b)	939,201	108,327,443
Power Integrations, Inc.	611,128	31,399,757
Semtech Corp.(b)	756,178	100,541,427
Silicon Motion Technology Corp., ADR (Taiwan)	326,886	80,688,540
SiTime Corp.(b)	185,635	104,961,742
		526,784,751
Specialty Chemicals–1.39%
Element Solutions, Inc.	732,266	26,024,734
Perimeter Solutions, Inc.(b)	1,222,200	37,277,100
Sensient Technologies Corp.	298,133	40,230,067
		103,531,901
Systems Software–2.29%
JFrog Ltd.(b)	1,704,260	170,545,298
Trading Companies & Distributors–2.34%
Applied Industrial Technologies, Inc.	206,085	66,767,418
Rush Enterprises, Inc., Class A	511,181	39,274,036
Xometry, Inc., Class A(b)	738,386	68,440,999
		174,482,453
Total Common Stocks & Other Equity Interests (Cost $5,921,835,236)		7,278,787,748
Money Market Funds–1.36%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	35,383,328	35,383,328
Invesco Treasury Portfolio, Institutional Class, 3.66%(d)(e)	65,710,713	65,710,713
Total Money Market Funds (Cost $101,094,041)		101,094,041
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.08% (Cost $6,022,929,277)		7,379,881,789
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.54%
Invesco Private Government Fund, 3.73%(d)(e)(f)	31,855,767	31,855,767
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Discovery Fund

Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.82%(d)(e)(f)	82,758,746	$82,775,298
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $114,630,308)		114,631,065
TOTAL INVESTMENTS IN SECURITIES–100.62% (Cost $6,137,559,585)		7,494,512,854
OTHER ASSETS LESS LIABILITIES—(0.62)%		(45,901,397)
NET ASSETS–100.00%		$7,448,611,457
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$16,351,814	$1,104,351,037	$(1,085,319,523)	$-	$-	$35,383,328	$2,662,776
Invesco Treasury Portfolio, Institutional Class	30,366,474	2,050,937,641	(2,015,593,402)	-	-	65,710,713	4,906,645
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	324,531,938	(292,676,171)	-	-	31,855,767	833,107*
Invesco Private Prime Fund	-	726,570,635	(643,781,562)	757	(14,532)	82,775,298	2,262,460*
Total	$46,718,288	$4,206,391,251	$(4,037,370,658)	$757	$(14,532)	$215,725,106	$10,664,988

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Discovery Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $5,921,835,236)*	$7,278,787,748
Investments in affiliated money market funds, at value (Cost $215,724,349)	215,725,106
Cash	1,000,000
Receivable for:
Investments sold	93,923,238
Fund shares sold	46,014,452
Dividends	3,391,954
Investment for trustee deferred compensation and retirement plans	187,619
Other assets	128,215
Total assets	7,639,158,332
Liabilities:
Payable for:
Investments purchased	62,525,794
Fund shares reacquired	10,833,698
Collateral upon return of securities loaned	114,630,308
Accrued fees to affiliates	2,299,964
Accrued trustees’ and officers’ fees and benefits	33,378
Accrued other operating expenses	9,657
Trustee deferred compensation and retirement plans	214,076
Total liabilities	190,546,875
Net assets applicable to shares outstanding	$7,448,611,457
Net assets consist of:
Shares of beneficial interest	$4,667,893,137
Distributable earnings	2,780,718,320
$7,448,611,457
Net Assets:
Class A	$1,879,391,273
Class C	$27,106,948
Class R	$47,745,034
Class Y	$2,670,092,378
Class R5	$1,171,913
Class R6	$2,823,103,911
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,794,940
Class C	614,433
Class R	488,539
Class Y	17,337,134
Class R5	9,549
Class R6	17,541,319
Class A:
Net asset value per share	$118.99
Maximum offering price per share (Net asset value of $118.99 ÷ 94.50%)	$125.92
Class C:
Net asset value and offering price per share	$44.12
Class R:
Net asset value and offering price per share	$97.73
Class Y:
Net asset value and offering price per share	$154.01
Class R5:
Net asset value and offering price per share	$122.73
Class R6:
Net asset value and offering price per share	$160.94

*	At August 31, 2026, securities with an aggregate value of $109,761,750 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Discovery Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $202,131)	$18,296,486
Dividends from affiliated money market funds (includes net securities lending income of $1,110,154)	8,679,575
Total investment income	26,976,061
Expenses:
Advisory fees	38,464,724
Administrative services fees	942,322
Custodian fees	28,581
Distribution fees:
Class A	4,308,626
Class C	281,229
Class R	228,602
Transfer agent fees — A, C, R and Y	6,687,697
Transfer agent fees — R5	3,148
Transfer agent fees — R6	638,757
Trustees’ and officers’ fees and benefits	49,631
Registration and filing fees	159,599
Reports to shareholders	290,785
Professional services fees	93,546
Other	58,116
Total expenses	52,235,363
Less: Fees waived and/or expenses reimbursed	(225,753)
Net expenses	52,009,610
Net investment income (loss)	(25,033,549)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,748,556,767
Affiliated investment securities	(14,532)
1,748,542,235
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(33,935,651)
Affiliated investment securities	757
(33,934,894)
Net realized and unrealized gain	1,714,607,341
Net increase in net assets resulting from operations	$1,689,573,792
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Discovery Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income (loss)	$(25,033,549)	$(17,673,992)
Net realized gain	1,748,542,235	540,953,492
Change in net unrealized appreciation (depreciation)	(33,934,894)	32,714,545
Net increase in net assets resulting from operations	1,689,573,792	555,994,045
Distributions to shareholders from distributable earnings:
Class A	(197,746,357)	(102,211,153)
Class C	(6,985,855)	(3,834,765)
Class R	(5,849,360)	(3,145,323)
Class Y	(202,663,395)	(98,251,533)
Class R5	(253,438)	(327,199)
Class R6	(179,887,519)	(72,263,495)
Total distributions from distributable earnings	(593,385,924)	(280,033,468)
Share transactions–net:
Class A	9,804,230	(22,618,245)
Class C	620,716	(1,252,125)
Class R	2,592,139	(3,846,095)
Class Y	326,054,235	10,341,341
Class R5	(4,836,119)	2,676,525
Class R6	729,328,418	310,743,838
Net increase in net assets resulting from share transactions	1,063,563,619	296,045,239
Net increase in net assets	2,159,751,487	572,005,816
Net assets:
Beginning of year	5,288,859,970	4,716,854,154
End of year	$7,448,611,457	$5,288,859,970
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$103.25	$(0.67)	$29.68	$29.01	$(13.27)	$118.99	30.90%(d)	$1,879,391	0.99%(d)	0.99%(d)	(0.59)%(d)	109%
Year ended 08/31/25	98.69	(0.54)	11.72	11.18	(6.62)	103.25	11.38 (d)	1,592,888	1.03 (d)	1.03 (d)	(0.57)(d)	87
Year ended 08/31/24	80.68	(0.41)	18.42	18.01	—	98.69	22.33 (d)	1,551,034	1.04 (d)	1.04 (d)	(0.49)(d)	86
Year ended 08/31/23	75.57	(0.36)	5.47	5.11	—	80.68	6.76 (d)	1,394,517	1.03 (d)	1.03 (d)	(0.48)(d)	83
Year ended 08/31/22	124.56	(0.49)	(27.15)	(27.64)	(21.35)	75.57	(26.13)(d)	1,425,847	1.02 (d)	1.02 (d)	(0.54)(d)	84
Class C
Year ended 08/31/26	46.34	(0.60)	11.65	11.05	(13.27)	44.12	29.92	27,107	1.75	1.75	(1.35)	109
Year ended 08/31/25	47.92	(0.59)	5.63	5.04	(6.62)	46.34	10.53	26,210	1.79	1.79	(1.33)	87
Year ended 08/31/24	39.48	(0.52)	8.96	8.44	—	47.92	21.38	28,690	1.80	1.80	(1.25)	86
Year ended 08/31/23	37.26	(0.46)	2.68	2.22	—	39.48	5.96	28,808	1.79	1.79	(1.24)	83
Year ended 08/31/22	73.13	(0.63)	(13.89)	(14.52)	(21.35)	37.26	(26.68)	33,135	1.78	1.78	(1.30)	84
Class R
Year ended 08/31/26	87.22	(0.80)	24.58	23.78	(13.27)	97.73	30.55	47,745	1.25	1.25	(0.85)	109
Year ended 08/31/25	84.50	(0.67)	10.01	9.34	(6.62)	87.22	11.09	39,394	1.29	1.29	(0.83)	87
Year ended 08/31/24	69.27	(0.55)	15.78	15.23	—	84.50	21.98	42,245	1.30	1.30	(0.75)	86
Year ended 08/31/23	65.06	(0.48)	4.69	4.21	—	69.27	6.47	40,864	1.29	1.29	(0.74)	83
Year ended 08/31/22	110.57	(0.64)	(23.52)	(24.16)	(21.35)	65.06	(26.31)	41,445	1.28	1.28	(0.80)	84
Class Y
Year ended 08/31/26	129.72	(0.51)	38.07	37.56	(13.27)	154.01	31.22	2,670,092	0.75	0.75	(0.35)	109
Year ended 08/31/25	122.18	(0.39)	14.55	14.16	(6.62)	129.72	11.64	1,928,668	0.79	0.79	(0.33)	87
Year ended 08/31/24	99.65	(0.26)	22.79	22.53	—	122.18	22.61	1,810,579	0.80	0.80	(0.25)	86
Year ended 08/31/23	93.12	(0.22)	6.75	6.53	—	99.65	7.01	1,490,868	0.79	0.79	(0.24)	83
Year ended 08/31/22	147.99	(0.33)	(33.19)	(33.52)	(21.35)	93.12	(25.94)	1,532,285	0.78	0.78	(0.30)	84
Class R5
Year ended 08/31/26	105.84	(0.34)	30.50	30.16	(13.27)	122.73	31.26	1,172	0.70	0.70	(0.30)	109
Year ended 08/31/25	100.72	(0.25)	11.99	11.74	(6.62)	105.84	11.72	5,323	0.72	0.72	(0.26)	87
Year ended 08/31/24	82.05	(0.12)	18.79	18.67	—	100.72	22.76	2,460	0.69	0.69	(0.14)	86
Year ended 08/31/23	76.48	(0.09)	5.66	5.57	—	82.05	7.28	1,364	0.68	0.68	(0.13)	83
Year ended 08/31/22	125.62	(0.28)	(27.51)	(27.79)	(21.35)	76.48	(26.01)	1,139	0.71	0.71	(0.23)	84
Class R6
Year ended 08/31/26	134.85	(0.34)	39.70	39.36	(13.27)	160.94	31.38	2,823,104	0.63	0.63	(0.23)	109
Year ended 08/31/25	126.60	(0.23)	15.10	14.87	(6.62)	134.85	11.79	1,696,377	0.65	0.65	(0.19)	87
Year ended 08/31/24	103.11	(0.12)	23.61	23.49	—	126.60	22.78	1,281,846	0.66	0.66	(0.11)	86
Year ended 08/31/23	96.23	(0.10)	6.98	6.88	—	103.11	7.15	833,290	0.66	0.66	(0.11)	83
Year ended 08/31/22	152.02	(0.19)	(34.25)	(34.44)	(21.35)	96.23	(25.85)	578,210	0.65	0.65	(0.17)	84

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31,
2026, 2025, 2024, 2023 and 2022, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Discovery Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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Invesco Discovery Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned
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Invesco Discovery Fund

securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $115,981 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.58%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $225,753.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the
11
Invesco Discovery Fund

shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $45,181 in front-end sales commissions from the sale of Class A shares and $19 and $(101) from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $152,006 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,278,787,748	$—	$—	$7,278,787,748
Money Market Funds	101,094,041	114,631,065	—	215,725,106
Total Investments	$7,379,881,789	$114,631,065	$—	$7,494,512,854
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Long-term capital gain	$593,385,924	$280,033,468

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$266,885,350
Undistributed long-term capital gain	1,173,890,787
Net unrealized appreciation — investments	1,340,140,230
Temporary book/tax differences	(198,047)
Shares of beneficial interest	4,667,893,137
Total net assets	$7,448,611,457
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
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Invesco Discovery Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $7,403,696,658 and $7,064,501,297, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,580,005,555
Aggregate unrealized (depreciation) of investments	(239,865,325)
Net unrealized appreciation of investments	$1,340,140,230
Cost of investments for tax purposes is $6,154,372,624.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization and net operating losses, on August 31, 2026, undistributed net investment income (loss) was increased by $33,737,723, undistributed net realized gain was decreased by $114,336,561 and shares of beneficial interest was increased by $80,598,838. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	890,900	$103,012,170	1,152,279	$109,579,908
Class C	79,782	3,526,108	57,044	2,544,445
Class R	65,080	6,266,483	49,764	4,143,991
Class Y	5,431,421	792,581,711	3,687,838	440,945,181
Class R5	5,396	633,836	38,511	3,906,501
Class R6	6,912,298	1,061,818,590	5,024,697	630,482,518
Issued as reinvestment of dividends:
Class A	1,942,437	189,620,714	959,668	98,375,588
Class C	190,281	6,924,338	81,692	3,779,095
Class R	72,575	5,829,930	36,132	3,134,114
Class Y	1,309,055	165,137,298	621,743	79,937,532
Class R5	2,509	252,083	3,114	326,523
Class R6	1,356,606	178,678,613	537,644	71,780,904
Automatic conversion of Class C shares to Class A shares:
Class A	23,304	2,685,985	26,943	2,642,708
Class C	(60,501)	(2,685,985)	(58,925)	(2,642,708)
Reacquired:
Class A	(2,488,514)	(285,514,639)	(2,428,185)	(233,216,449)
Class C	(160,693)	(7,143,745)	(112,895)	(4,932,957)
Class R	(100,777)	(9,504,274)	(134,192)	(11,124,200)
Class Y	(4,270,805)	(631,664,774)	(4,261,508)	(510,541,372)
Class R5	(48,648)	(5,722,038)	(15,753)	(1,556,499)
Class R6	(3,307,575)	(511,168,785)	(3,107,861)	(391,519,584)
Net increase in share activity	7,844,131	$1,063,563,619	2,157,750	$296,045,239

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and separate sub-advisory contracts with Invesco Capital Management LLC OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three, and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different
15
Invesco Discovery Fund

performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2025.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for
16
Invesco Discovery Fund

those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
17
Invesco Discovery Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$669,449,924
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco Discovery Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
19
Invesco Discovery Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-DIS-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Discovery Large Cap Fund
Nasdaq:
A: OPTFX ■ C: OTFCX ■ R: OTCNX ■ Y: OTCYX ■ R5: CPTUX ■ R6: OPTIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Approval of Investment Advisory and Sub-Advisory Contracts
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–99.52%
Aerospace & Defense–3.25%
General Electric Co.	243,612	$81,782,984
Howmet Aerospace, Inc.	459,588	112,576,081
		194,359,065
Alternative Carriers–0.60%
Space Exploration Technologies Corp., Class A(b)(c)	247,704	35,592,588
Application Software–2.16%
Datadog, Inc., Class A(b)	417,583	98,983,874
Palantir Technologies, Inc., Class A(b)	161,323	30,067,381
		129,051,255
Biotechnology–1.61%
Argenx SE, ADR (Belgium)(b)	34,922	36,027,631
Gilead Sciences, Inc.	200,072	29,278,536
Vertex Pharmaceuticals, Inc.(b)	56,409	30,715,829
		96,021,996
Broadline Retail–6.55%
Amazon.com, Inc.(b)	1,506,782	391,416,760
Cargo Ground Transportation–0.99%
XPO, Inc.(b)	305,359	59,236,592
Communications Equipment–1.26%
Arista Networks, Inc.(b)	386,245	75,584,284
Construction & Engineering–2.46%
Quanta Services, Inc.	242,310	147,103,978
Construction Machinery & Heavy Transportation Equipment– 2.09%
Caterpillar, Inc.	156,414	124,735,473
Copper–1.34%
Freeport-McMoRan, Inc.	1,055,291	79,927,740
Diversified Banks–0.70%
JPMorgan Chase & Co.	117,936	41,987,575
Electrical Components & Equipment–1.01%
Vertiv Holdings Co., Class A	233,404	60,386,283
Electronic Components–1.14%
Coherent Corp.(b)	246,148	68,387,299
Health Care Distributors–0.66%
Cardinal Health, Inc.	167,323	39,257,322
Health Care REITs–0.51%
Welltower, Inc.	130,169	30,751,125
Heavy Electrical Equipment–1.72%
Bloom Energy Corp., Class A(b)	104,337	21,524,723
GE Vernova, Inc.	90,760	81,550,583
		103,075,306
Hotels, Resorts & Cruise Lines–2.45%
Hilton Worldwide Holdings, Inc.	334,389	105,760,553
Shares		Value
Hotels, Resorts & Cruise Lines–(continued)
Viking Holdings Ltd.(b)	469,791	$40,467,797
		146,228,350
Industrial Machinery & Supplies & Components–1.28%
Parker-Hannifin Corp.	77,915	76,313,068
Industrial REITs–0.25%
Prologis, Inc.	104,876	14,674,250
Interactive Media & Services–7.83%
Alphabet, Inc., Class C	1,120,738	375,906,733
Meta Platforms, Inc., Class A	161,171	92,244,610
		468,151,343
Internet Services & Infrastructure–3.42%
Cloudflare, Inc., Class A(b)	343,730	104,875,460
Snowflake, Inc., Class A(b)	300,737	99,673,264
		204,548,724
Investment Banking & Brokerage–1.97%
Goldman Sachs Group, Inc. (The)	82,787	84,931,183
Interactive Brokers Group, Inc., Class A	336,872	32,774,277
		117,705,460
Life Sciences Tools & Services–1.25%
Thermo Fisher Scientific, Inc.	121,062	74,707,360
Oil & Gas Equipment & Services–0.85%
Baker Hughes Co., Class A	803,061	51,034,526
Oil & Gas Exploration & Production–0.85%
Diamondback Energy, Inc.	252,592	50,639,644
Oil & Gas Storage & Transportation–0.93%
Targa Resources Corp.	189,028	55,508,072
Pharmaceuticals–3.51%
Eli Lilly and Co.	132,618	153,403,219
Johnson & Johnson	212,429	56,474,250
		209,877,469
Restaurants–0.76%
Starbucks Corp.	427,277	45,398,181
Semiconductor Materials & Equipment–6.08%
Applied Materials, Inc.	168,596	77,282,720
ASML Holding N.V., New York Shares (Netherlands)	35,698	60,544,165
Lam Research Corp.	747,557	225,380,960
		363,207,845
Semiconductors–20.96%
Advanced Micro Devices, Inc.(b)	380,937	179,314,665
Marvell Technology, Inc.	352,349	74,578,189
Monolithic Power Systems, Inc.	62,839	79,665,399
NVIDIA Corp.	3,207,455	708,141,915
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	435,107	180,708,639
Texas Instruments, Inc.	115,004	30,005,694
		1,252,414,501
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Discovery Large Cap Fund

Shares		Value
Systems Software–10.93%
CrowdStrike Holdings, Inc., Class A(b)	519,941	$120,106,371
Microsoft Corp.	748,175	379,541,696
Palo Alto Networks, Inc.(b)	353,514	135,088,305
ServiceNow, Inc.(b)	123,484	18,274,397
		653,010,769
Technology Hardware, Storage & Peripherals–6.45%
Apple, Inc.	772,156	244,657,629
Dell Technologies, Inc., Class C	129,698	59,143,585
Sandisk Corp.(b)	52,003	81,473,100
		385,274,314
Trading Companies & Distributors–0.47%
United Rentals, Inc.	27,099	28,128,762
Transaction & Payment Processing Services–1.23%
Visa, Inc., Class A	193,890	73,556,049
Total Common Stocks & Other Equity Interests (Cost $3,290,924,138)		5,947,253,328
Money Market Funds–0.65%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	13,694,766	13,694,766
Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.66%(d)(e)	25,433,138	$25,433,138
Total Money Market Funds (Cost $39,127,904)		39,127,904
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $3,330,052,042)		5,986,381,232
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.42%
Invesco Private Government Fund, 3.73%(d)(e)(f)	6,934,941	6,934,941
Invesco Private Prime Fund, 3.82%(d)(e)(f)	17,997,738	18,001,337
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,936,278)		24,936,278
TOTAL INVESTMENTS IN SECURITIES–100.59% (Cost $3,354,988,320)		6,011,317,510
OTHER ASSETS LESS LIABILITIES—(0.59)%		(35,128,191)
NET ASSETS–100.00%		$5,976,189,319
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,210,211	$491,603,399	$(482,118,844)	$-	$-	$13,694,766	$628,626
Invesco Treasury Portfolio, Institutional Class	7,818,956	912,977,742	(895,363,560)	-	-	25,433,138	1,158,125
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	58,981,027	528,796,643	(580,842,729)	-	-	6,934,941	446,080*
Invesco Private Prime Fund	152,817,015	978,897,631	(1,113,712,211)	(5,217)	4,119	18,001,337	1,218,565*
Total	$223,827,209	$2,912,275,415	$(3,072,037,344)	$(5,217)	$4,119	$64,064,182	$3,451,396

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Discovery Large Cap Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $3,290,924,138)*	$5,947,253,328
Investments in affiliated money market funds, at value (Cost $64,064,182)	64,064,182
Cash	5,000,000
Receivable for:
Investments sold	97,395,280
Fund shares sold	778,022
Dividends	1,898,166
Investment for trustee deferred compensation and retirement plans	508,537
Other assets	90,905
Total assets	6,116,988,420
Liabilities:
Payable for:
Investments purchased	109,148,906
Fund shares reacquired	3,550,771
Collateral upon return of securities loaned	24,936,278
Accrued fees to affiliates	2,367,295
Accrued trustees’ and officers’ fees and benefits	205,586
Accrued other operating expenses	81,728
Trustee deferred compensation and retirement plans	508,537
Total liabilities	140,799,101
Net assets applicable to shares outstanding	$5,976,189,319
Net assets consist of:
Shares of beneficial interest	$2,423,935,223
Distributable earnings	3,552,254,096
$5,976,189,319
Net Assets:
Class A	$5,353,337,076
Class C	$144,488,905
Class R	$219,736,457
Class Y	$213,376,984
Class R5	$15,718
Class R6	$45,234,179
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	59,420,453
Class C	3,662,319
Class R	2,857,047
Class Y	1,979,306
Class R5	170
Class R6	410,798
Class A:
Net asset value per share	$90.09
Maximum offering price per share (Net asset value of $90.09 ÷ 94.50%)	$95.33
Class C:
Net asset value and offering price per share	$39.45
Class R:
Net asset value and offering price per share	$76.91
Class Y:
Net asset value and offering price per share	$107.80
Class R5:
Net asset value and offering price per share	$92.46
Class R6:
Net asset value and offering price per share	$110.11

*	At August 31, 2026, security with a value of $24,818,855 was on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Discovery Large Cap Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $415,404)	$24,930,125
Dividends from affiliated money market funds (includes net securities lending income of $101,711)	1,888,462
Total investment income	26,818,587
Expenses:
Advisory fees	34,497,006
Administrative services fees	855,779
Custodian fees	29,850
Distribution fees:
Class A	12,351,202
Class C	1,592,389
Class R	1,103,210
Transfer agent fees — A, C, R and Y	5,297,160
Transfer agent fees — R5	4
Transfer agent fees — R6	13,563
Trustees’ and officers’ fees and benefits	34,608
Registration and filing fees	137,733
Reports to shareholders	199,413
Professional services fees	93,214
Other	60,876
Total expenses	56,266,007
Less: Fees waived and/or expenses reimbursed	(54,304)
Net expenses	56,211,703
Net investment income (loss)	(29,393,116)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	1,098,089,157
Affiliated investment securities	4,119
Foreign currencies	1,765
1,098,095,041
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(517,639,402)
Affiliated investment securities	(5,217)
Foreign currencies	8
(517,644,611)
Net realized and unrealized gain	580,450,430
Net increase in net assets resulting from operations	$551,057,314
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Discovery Large Cap Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income (loss)	$(29,393,116)	$(25,632,703)
Net realized gain	1,098,095,041	553,399,811
Change in net unrealized appreciation (depreciation)	(517,644,611)	424,279,176
Net increase in net assets resulting from operations	551,057,314	952,046,284
Distributions to shareholders from distributable earnings:
Class A	(533,725,636)	(149,673,330)
Class C	(32,651,113)	(9,741,012)
Class R	(24,609,282)	(6,705,238)
Class Y	(18,055,941)	(4,480,053)
Class R5	(1,583)	(2,491)
Class R6	(3,758,150)	(742,828)
Total distributions from distributable earnings	(612,801,705)	(171,344,952)
Share transactions–net:
Class A	(13,214,991)	(257,528,031)
Class C	(4,441,752)	(16,125,138)
Class R	9,508,584	(3,239,063)
Class Y	3,529,925	7,390,800
Class R5	—	(64,846)
Class R6	367,769	15,207,121
Net increase (decrease) in net assets resulting from share transactions	(4,250,465)	(254,359,157)
Net increase (decrease) in net assets	(65,994,856)	526,342,175
Net assets:
Beginning of year	6,042,184,175	5,515,842,000
End of year	$5,976,189,319	$6,042,184,175
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Discovery Large Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$91.37	$(0.42)	$8.43	$8.01	$(9.29)	$90.09	9.54%(d)	$5,353,337	0.91%(d)	0.91%(d)	(0.47)%(d)	79%
Year ended 08/31/25	79.51	(0.36)(e)	14.67	14.31	(2.45)	91.37	18.12 (d)	5,405,401	0.93 (d)	0.93 (d)	(0.44)(d)(e)	63
Year ended 08/31/24	60.17	(0.23)	19.57	19.34	—	79.51	32.15 (d)	4,959,186	0.94 (d)	0.95 (d)	(0.35)(d)	55
Year ended 08/31/23	52.44	(0.10)	8.25	8.15	(0.42)	60.17	15.73 (d)	4,017,461	0.97 (d)	0.97 (d)	(0.20)(d)	83
Year ended 08/31/22	88.67	(0.22)	(16.26)	(16.48)	(19.75)	52.44	(23.55)(d)	3,767,413	0.94 (d)	0.94 (d)	(0.35)(d)	70
Class C
Year ended 08/31/26	45.44	(0.51)	3.81	3.30	(9.29)	39.45	8.70	144,489	1.68	1.68	(1.24)	79
Year ended 08/31/25	40.93	(0.50)(e)	7.46	6.96	(2.45)	45.44	17.21	168,237	1.70	1.70	(1.21)(e)	63
Year ended 08/31/24	31.22	(0.40)	10.11	9.71	—	40.93	31.10	167,666	1.71	1.72	(1.12)	55
Year ended 08/31/23	27.63	(0.26)	4.27	4.01	(0.42)	31.22	14.86	145,370	1.74	1.74	(0.97)	83
Year ended 08/31/22	56.55	(0.40)	(8.77)	(9.17)	(19.75)	27.63	(24.16)	146,841	1.71	1.71	(1.12)	70
Class R
Year ended 08/31/26	79.55	(0.57)	7.22	6.65	(9.29)	76.91	9.23	219,736	1.18	1.18	(0.74)	79
Year ended 08/31/25	69.69	(0.51)(e)	12.82	12.31	(2.45)	79.55	17.79	215,262	1.20	1.20	(0.71)(e)	63
Year ended 08/31/24	52.88	(0.37)	17.18	16.81	—	69.69	31.79	192,248	1.21	1.22	(0.62)	55
Year ended 08/31/23	46.26	(0.21)	7.25	7.04	(0.42)	52.88	15.43	145,497	1.24	1.24	(0.47)	83
Year ended 08/31/22	80.77	(0.36)	(14.40)	(14.76)	(19.75)	46.26	(23.76)	127,130	1.21	1.21	(0.62)	70
Class Y
Year ended 08/31/26	107.31	(0.25)	10.03	9.78	(9.29)	107.80	9.78	213,377	0.68	0.68	(0.24)	79
Year ended 08/31/25	92.80	(0.20)(e)	17.16	16.96	(2.45)	107.31	18.38	208,937	0.70	0.70	(0.21)(e)	63
Year ended 08/31/24	70.07	(0.09)	22.82	22.73	—	92.80	32.43	172,733	0.71	0.72	(0.12)	55
Year ended 08/31/23	60.85	0.02	9.62	9.64	(0.42)	70.07	16.01	126,483	0.74	0.74	0.03	83
Year ended 08/31/22	99.48	(0.09)	(18.79)	(18.88)	(19.75)	60.85	(23.38)	108,866	0.71	0.71	(0.12)	70
Class R5
Year ended 08/31/26	93.28	(0.16)	8.63	8.47	(9.29)	92.46	9.85	16	0.62	0.62	(0.18)	79
Year ended 08/31/25	80.93	(0.18)(e)	14.98	14.80	(2.45)	93.28	18.41	16	0.70	0.70	(0.21)(e)	63
Year ended 08/31/24	61.11	(0.08)	19.90	19.82	—	80.93	32.43	82	0.71	0.71	(0.12)	55
Year ended 08/31/23	53.11	0.03	8.39	8.42	(0.42)	61.11	16.04	62	0.72	0.72	0.05	83
Year ended 08/31/22	89.38	(0.06)	(16.46)	(16.52)	(19.75)	53.11	(23.38)	77	0.70	0.70	(0.11)	70
Class R6
Year ended 08/31/26	109.35	(0.19)	10.24	10.05	(9.29)	110.11	9.86	45,234	0.62	0.62	(0.18)	79
Year ended 08/31/25	94.46	(0.14)(e)	17.48	17.34	(2.45)	109.35	18.46	44,332	0.63	0.63	(0.14)(e)	63
Year ended 08/31/24	71.27	(0.03)	23.22	23.19	—	94.46	32.54	23,927	0.64	0.64	(0.05)	55
Year ended 08/31/23	61.84	0.07	9.78	9.85	(0.42)	71.27	16.09	15,641	0.65	0.65	0.12	83
Year ended 08/31/22	100.70	(0.03)	(19.08)	(19.11)	(19.75)	61.84	(23.32)	12,895	0.63	0.63	(0.04)	70

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for the years ended August 31,
2026, 2025, 2024, 2023 and 2022, respectively.

(e)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended ended August 31, 2025.
Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.41) and (0.50)%, $(0.55) and (1.27)%,
$(0.56) and (0.77)%, $(0.25) and (0.27)%, $(0.23) and (0.27)%, $(0.19) and (0.20)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Discovery Large Cap Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Discovery Large Cap Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Discovery Large Cap Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned
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Invesco Discovery Large Cap Fund

securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $5,846 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
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Invesco Discovery Large Cap Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $54,304.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $378,050 in front-end sales commissions from the sale of Class A shares and $8,306 and $2,954 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $37,933 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
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Invesco Discovery Large Cap Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,947,253,328	$—	$—	$5,947,253,328
Money Market Funds	39,127,904	24,936,278	—	64,064,182
Total Investments	$5,986,381,232	$24,936,278	$—	$6,011,317,510
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Long-term capital gain	$612,801,705	$171,344,952

Tax Components of Net Assets at Period-End:
2026
Undistributed long-term capital gain	$921,794,870
Net unrealized appreciation — investments	2,649,915,041
Temporary book/tax differences	(659,817)
Late-Year ordinary loss deferral	(18,795,998)
Shares of beneficial interest	2,423,935,223
Total net assets	$5,976,189,319
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $4,785,144,034 and $5,443,914,339, respectively. As of August 31, 2026, the aggregate cost of
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Invesco Discovery Large Cap Fund

investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,689,571,751
Aggregate unrealized (depreciation) of investments	(39,656,710)
Net unrealized appreciation of investments	$2,649,915,041
Cost of investments for tax purposes is $3,361,402,469.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on August 31, 2026, undistributed net investment income (loss) was increased by $30,195,663, undistributed net realized gain was decreased by $38,805,765 and shares of beneficial interest was increased by $8,610,102. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2026		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	2,241,399	$200,792,818	2,768,828	$229,120,233
Class C	483,315	19,783,775	529,374	21,909,128
Class R	331,463	25,539,838	434,612	31,313,027
Class Y	600,708	64,295,823	652,180	62,634,639
Class R6	87,650	9,519,707	255,881	25,565,907
Issued as reinvestment of dividends:
Class A	6,111,757	511,554,085	1,638,739	144,159,937
Class C	879,129	32,395,920	219,841	9,670,802
Class R	342,449	24,515,955	87,180	6,689,315
Class Y	138,490	13,847,652	36,290	3,743,298
Class R5	-	-	23	2,073
Class R6	33,198	3,389,154	6,322	664,198
Automatic conversion of Class C shares to Class A shares:
Class A	230,486	20,384,714	237,462	19,843,182
Class C	(514,082)	(20,384,714)	(473,233)	(19,843,182)
Reacquired:
Class A	(8,321,690)	(745,946,608)	(7,857,308)	(650,651,383)
Class C	(888,180)	(36,236,733)	(669,798)	(27,861,886)
Class R	(523,004)	(40,547,209)	(574,376)	(41,241,405)
Class Y	(706,916)	(74,613,550)	(602,832)	(58,987,137)
Class R5	-	-	(869)	(66,919)
Class R6	(115,443)	(12,541,092)	(110,100)	(11,022,984)
Net increase (decrease) in share activity	410,729	$(4,250,465)	(3,421,784)	$(254,359,157)
13
Invesco Discovery Large Cap Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Large Cap Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31,2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Discovery Large Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Large Cap Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three, and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a
15
Invesco Discovery Large Cap Fund

particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
16
Invesco Discovery Large Cap Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$651,605,705
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
17
Invesco Discovery Large Cap Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
18
Invesco Discovery Large Cap Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-CAPA-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Equally-Weighted S&P 500 Fund
Nasdaq:
A: VADAX ■ C: VADCX ■ R: VADRX ■ Y: VADDX ■ R6: VADFX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–99.13%
Advertising–0.36%
Omnicom Group, Inc.(b)	188,585	$16,506,845
Trade Desk, Inc. (The), Class A(b)(c)	723,251	9,923,004
		26,429,849
Aerospace & Defense–2.47%
Axon Enterprise, Inc.(c)	31,170	17,659,675
Boeing Co. (The)(c)	66,754	13,870,146
General Dynamics Corp.	40,905	15,190,072
General Electric Co.	43,775	14,695,705
Honeywell Aerospace, Inc.(c)	66,478	10,510,837
Howmet Aerospace, Inc.	57,165	14,002,567
Huntington Ingalls Industries, Inc.	48,660	14,169,792
L3Harris Technologies, Inc.	47,296	12,592,560
Lockheed Martin Corp.	26,573	14,913,565
Northrop Grumman Corp.	25,734	13,888,640
RTX Corp.	78,639	16,335,679
Textron, Inc.	152,759	12,306,265
TransDigm Group, Inc.	11,795	13,820,673
		183,956,176
Agricultural & Farm Machinery–0.22%
Deere & Co.	24,469	16,024,993
Agricultural Products & Services–0.36%
Archer-Daniels-Midland Co.	171,647	13,953,185
Bunge Global S.A.	111,678	12,978,100
		26,931,285
Air Freight & Logistics–0.75%
C.H. Robinson Worldwide, Inc.	75,415	11,286,609
Expeditors International of Washington, Inc.	84,703	16,063,924
FedEx Corp.	43,701	14,307,707
United Parcel Service, Inc., Class B	135,109	14,082,411
		55,740,651
Apparel Retail–0.34%
Ross Stores, Inc.	60,682	13,868,264
TJX Cos., Inc. (The)	85,455	11,443,279
		25,311,543
Apparel, Accessories & Luxury Goods–0.53%
lululemon Athletica, Inc.(c)	117,308	14,107,460
Ralph Lauren Corp.	37,970	13,171,793
Tapestry, Inc.	99,002	12,215,857
		39,495,110
Application Software–3.25%
Adobe, Inc.(c)	58,919	17,250,894
AppLovin Corp., Class A(c)	29,111	9,084,379
Autodesk, Inc.(c)	63,049	16,300,058
Cadence Design Systems, Inc.(c)	36,226	12,272,644
Datadog, Inc., Class A(c)	62,654	14,851,504
Fair Isaac Corp.(b)(c)	11,717	13,441,860
Intuit, Inc.	49,087	17,636,959
Palantir Technologies, Inc., Class A(c)	107,145	19,969,685
PTC, Inc.(c)	101,840	15,860,562
Shares		Value
Application Software–(continued)
Roper Technologies, Inc.	41,759	$17,732,542
Salesforce, Inc.	81,625	21,021,703
Synopsys, Inc.(c)	30,294	13,316,939
Trimble, Inc.(c)	275,721	16,526,717
Tyler Technologies, Inc.(c)	45,361	16,884,271
Workday, Inc., Class A(c)	101,487	20,038,608
		242,189,325
Asset Management & Custody Banks–2.37%
Ameriprise Financial, Inc.	31,618	17,488,232
Ares Management Corp., Class A(b)	108,733	15,567,304
Bank of New York Mellon Corp. (The)	98,341	15,860,436
BlackRock, Inc.	13,586	15,700,117
Blackstone, Inc., Class A	117,753	16,866,940
Franklin Resources, Inc.	448,025	15,300,054
Invesco Ltd.(d)	508,066	16,654,403
KKR & Co., Inc., Class A	146,826	16,109,749
Northern Trust Corp.	85,857	15,931,625
State Street Corp.	85,002	16,267,683
T. Rowe Price Group, Inc.(b)	131,086	14,587,250
TPG, Inc.(c)(e)	179,059	0
		176,333,793
Automobile Manufacturers–0.57%
Ford Motor Co.	975,630	13,600,282
General Motors Co.(f)	175,711	15,167,374
Tesla, Inc.(c)	37,479	13,790,398
		42,558,054
Automotive Parts & Equipment–0.13%
Aptiv PLC(b)(c)	213,979	9,577,700
Automotive Retail–0.57%
AutoZone, Inc.(c)	4,486	13,418,703
Carvana Co.(b)(c)	207,457	15,239,791
O’Reilly Automotive, Inc., Class R(c)	154,228	13,695,446
		42,353,940
Biotechnology–2.15%
AbbVie, Inc.	62,021	15,903,425
Amgen, Inc.	41,310	17,758,343
Biogen, Inc.(c)	70,603	15,296,140
Gilead Sciences, Inc.	114,845	16,806,417
Incyte Corp.(c)	132,379	16,311,740
Moderna, Inc.(b)(c)	304,114	42,679,359
Regeneron Pharmaceuticals, Inc.	22,925	18,318,909
Vertex Pharmaceuticals, Inc.(c)	32,020	17,435,530
		160,509,863
Brewers–0.18%
Molson Coors Beverage Co., Class B	341,112	13,562,613
Broadcasting–0.38%
Fox Corp., Class A(b)	126,213	8,500,446
Fox Corp., Class B	88,005	5,299,661
Paramount Skydance Corp.(b)	1,353,200	14,763,412
		28,563,519
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Broadline Retail–0.39%
Amazon.com, Inc.(c)	58,620	$15,227,717
eBay, Inc.	131,110	13,577,752
		28,805,469
Building Products–1.45%
A.O. Smith Corp.	243,821	14,417,136
Allegion PLC	107,858	16,744,954
Builders FirstSource, Inc.(c)	186,968	12,414,675
Carrier Global Corp.	205,259	11,950,179
Johnson Controls International PLC	100,111	13,839,345
Lennox International, Inc.	28,293	10,826,033
Masco Corp.	196,860	14,205,418
Trane Technologies PLC	31,064	13,804,842
		108,202,582
Cable & Satellite–0.35%
Charter Communications, Inc., Class A(c)	101,251	15,434,703
EchoStar Corp., Class A(b)(c)	121,064	10,464,772
		25,899,475
Cargo Ground Transportation–0.48%
FedEx Freight Holding Co., Inc.(c)	79,563	10,640,755
J.B. Hunt Transport Services, Inc.	49,694	13,192,266
Old Dominion Freight Line, Inc.	60,609	12,119,376
		35,952,397
Casinos & Gaming–0.49%
Las Vegas Sands Corp.	274,581	12,029,394
MGM Resorts International(c)	297,409	12,300,836
Wynn Resorts Ltd.	132,542	12,098,434
		36,428,664
Commodity Chemicals–0.35%
Dow, Inc.	407,462	12,435,740
LyondellBasell Industries N.V., Class A	214,143	13,936,427
		26,372,167
Communications Equipment–1.20%
Arista Networks, Inc.(c)	93,922	18,379,596
Ciena Corp.(c)	32,098	12,287,115
Cisco Systems, Inc.	117,437	12,975,614
F5, Inc.(c)	35,703	14,535,762
Lumentum Holdings, Inc.(c)	16,428	15,027,677
Motorola Solutions, Inc.	33,409	16,213,388
		89,419,152
Computer & Electronics Retail–0.20%
Best Buy Co., Inc.	181,419	14,540,733
Construction & Engineering–0.52%
Comfort Systems USA, Inc.	8,309	12,842,557
EMCOR Group, Inc.	17,962	13,193,807
Quanta Services, Inc.	21,434	13,012,367
		39,048,731
Construction Machinery & Heavy Transportation Equipment– 0.76%
Caterpillar, Inc.	16,685	13,305,787
Cummins, Inc.	22,652	12,784,789
PACCAR, Inc.	120,421	14,947,858
Shares		Value
Construction Machinery & Heavy Transportation Equipment– (continued)
Westinghouse Air Brake Technologies Corp.	54,387	$15,550,875
		56,589,309
Construction Materials–0.55%
CRH PLC	139,543	13,157,510
Martin Marietta Materials, Inc.	25,869	13,418,250
Vulcan Materials Co.	52,422	14,131,923
		40,707,683
Consumer Electronics–0.23%
Garmin Ltd.	60,208	17,105,695
Consumer Finance–0.64%
American Express Co.	45,515	15,027,688
Capital One Financial Corp.	78,542	16,848,044
Synchrony Financial	200,568	15,459,781
		47,335,513
Consumer Staples Merchandise Retail–1.01%
Costco Wholesale Corp.	14,313	13,509,898
Dollar General Corp.	126,877	16,081,660
Dollar Tree, Inc.(c)	126,463	16,008,951
Target Corp.	109,012	17,537,850
Walmart, Inc.	115,693	12,132,725
		75,271,084
Copper–0.23%
Freeport-McMoRan, Inc.	224,734	17,021,353
Data Center REITs–0.38%
Digital Realty Trust, Inc.	77,813	14,441,315
Equinix, Inc.	13,538	14,170,495
		28,611,810
Data Processing & Outsourced Services–0.23%
Broadridge Financial Solutions, Inc.	94,017	17,146,820
Distillers & Vintners–0.36%
Brown-Forman Corp., Class B(b)	525,876	13,972,525
Constellation Brands, Inc., Class A	98,063	12,808,989
		26,781,514
Distributors–0.26%
Genuine Parts Co.	140,146	19,013,608
Diversified Banks–1.59%
Bank of America Corp.	255,803	15,844,438
Citigroup, Inc.	104,599	13,767,320
Fifth Third Bancorp	264,986	14,248,297
JPMorgan Chase & Co.	46,135	16,424,983
KeyCorp	634,736	13,716,645
PNC Financial Services Group, Inc. (The)	61,358	14,703,217
U.S. Bancorp	245,581	15,122,878
Wells Fargo & Co.	170,202	14,703,751
		118,531,529
Diversified Financial Services–0.19%
Apollo Global Management, Inc.	104,421	14,261,820
Diversified Support Services–0.41%
Cintas Corp.	79,070	15,955,535
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Diversified Support Services–(continued)
Copart, Inc.(c)	444,882	$14,676,657
		30,632,192
Electric Utilities–3.02%
Alliant Energy Corp.	191,116	12,992,066
American Electric Power Co., Inc.	108,546	13,289,287
Constellation Energy Corp.	57,579	15,820,982
Duke Energy Corp.	111,576	13,379,078
Edison International	195,126	10,532,901
Entergy Corp.	126,280	13,424,827
Evergy, Inc.	168,435	13,646,604
Eversource Energy	201,669	14,145,064
Exelon Corp.	305,887	13,373,380
FirstEnergy Corp.	300,484	13,780,196
NextEra Energy, Inc.	163,904	13,495,855
NRG Energy, Inc.	118,492	13,048,339
PG&E Corp.	834,419	11,072,740
Pinnacle West Capital Corp.(b)	135,319	13,212,547
PPL Corp.	392,116	13,382,919
Southern Co. (The)	148,388	13,058,144
Xcel Energy, Inc.	178,636	13,520,959
		225,175,888
Electrical Components & Equipment–1.29%
AMETEK, Inc.	62,907	14,793,839
Eaton Corp. PLC	37,158	14,933,057
Emerson Electric Co.	101,753	15,511,228
Generac Holdings, Inc.(c)	58,347	10,816,367
Hubbell, Inc.	29,837	13,516,161
Rockwell Automation, Inc.	31,703	13,455,704
Vertiv Holdings Co., Class A	49,653	12,846,224
		95,872,580
Electronic Components–0.52%
Amphenol Corp., Class A	93,496	14,823,791
Coherent Corp.(c)	40,421	11,230,166
Corning, Inc.	85,101	12,657,072
		38,711,029
Electronic Equipment & Instruments–0.68%
Keysight Technologies, Inc.(c)	43,060	13,895,462
Teledyne Technologies, Inc.(c)	23,737	14,549,594
Zebra Technologies Corp., Class A(c)(g)	63,811	22,560,379
		51,005,435
Electronic Manufacturing Services–0.50%
Flex Ltd.(c)	100,018	10,926,967
Jabil, Inc.	39,846	12,163,390
TE Connectivity PLC (China)	70,730	14,517,332
		37,607,689
Environmental & Facilities Services–0.75%
Republic Services, Inc.	66,129	14,609,219
Rollins, Inc.	292,055	10,534,424
Veralto Corp.	168,863	16,644,826
Waste Management, Inc.	63,696	13,944,328
		55,732,797
Fertilizers & Agricultural Chemicals–0.65%
CF Industries Holdings, Inc.	125,780	16,355,173
Corteva, Inc.	184,125	15,582,499
Shares		Value
Fertilizers & Agricultural Chemicals–(continued)
Mosaic Co. (The)(f)	693,748	$16,733,202
		48,670,874
Financial Exchanges & Data–1.87%
Cboe Global Markets, Inc.	45,496	13,657,899
CME Group, Inc., Class A	51,921	14,823,446
Coinbase Global, Inc., Class A(c)	90,611	17,045,741
FactSet Research Systems, Inc.(b)	56,012	17,562,563
Intercontinental Exchange, Inc.	99,412	15,975,508
Moody’s Corp.	31,663	15,978,416
MSCI, Inc.	22,927	13,083,063
Nasdaq, Inc.	160,880	15,864,377
S&P Global, Inc.	35,152	15,320,648
		139,311,661
Food Distributors–0.19%
Sysco Corp.	177,636	14,402,727
Food Retail–0.33%
Casey’s General Stores, Inc.	15,642	11,766,069
Kroger Co. (The)	216,435	12,453,670
		24,219,739
Footwear–0.31%
Deckers Outdoor Corp.(b)(c)	125,485	10,927,234
NIKE, Inc., Class B	317,368	12,396,394
		23,323,628
Gas Utilities–0.18%
Atmos Energy Corp.	82,421	13,692,601
Gold–0.25%
Newmont Corp.	150,388	18,957,911
Health Care Distributors–0.84%
Cardinal Health, Inc.	64,500	15,132,990
Cencora, Inc.	49,607	16,052,825
Henry Schein, Inc.(c)	176,937	15,888,943
McKesson Corp.	17,345	15,355,875
		62,430,633
Health Care Equipment–3.13%
Abbott Laboratories	156,459	17,266,815
Baxter International, Inc.(b)	686,927	17,860,102
Becton, Dickinson and Co.	94,400	17,757,584
Boston Scientific Corp.(c)	288,612	13,939,960
Dexcom, Inc.(c)	186,592	16,991,068
Edwards Lifesciences Corp.(c)	162,264	14,725,458
GE HealthCare Technologies, Inc.	218,812	15,585,979
IDEXX Laboratories, Inc.(c)	25,050	13,945,085
Insulet Corp.(c)	92,571	13,761,605
Intuitive Surgical, Inc.(c)	33,861	12,760,856
Medtronic PLC	173,850	15,759,502
ResMed, Inc.	72,074	17,304,967
STERIS PLC	65,964	15,345,865
Stryker Corp.	45,556	14,751,033
Zimmer Biomet Holdings, Inc.	158,233	15,829,629
		233,585,508
Health Care Facilities–0.43%
HCA Healthcare, Inc.	36,782	15,244,300
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Health Care Facilities–(continued)
Universal Health Services, Inc., Class B	96,336	$16,408,911
		31,653,211
Health Care REITs–0.78%
Alexandria Real Estate Equities, Inc.	266,708	13,679,453
Healthpeak Properties, Inc.	681,558	14,190,038
Ventas, Inc.	162,614	14,825,518
Welltower, Inc.	64,945	15,342,607
		58,037,616
Health Care Services–0.97%
Cigna Group (The)	47,164	13,021,037
CVS Health Corp.	142,333	13,366,492
DaVita, Inc.(c)	71,994	12,671,664
Labcorp Holdings, Inc.	51,236	17,044,168
Quest Diagnostics, Inc.	67,469	16,212,801
		72,316,162
Health Care Supplies–0.58%
Align Technology, Inc.(c)	83,785	13,388,005
Cooper Cos., Inc. (The)(c)	206,109	14,446,180
Solventum Corp.(c)	172,369	15,695,921
		43,530,106
Health Care Technology–0.33%
Veeva Systems, Inc., Class A(b)(c)	85,194	24,339,074
Heavy Electrical Equipment–0.19%
GE Vernova, Inc.	16,090	14,457,348
Home Improvement Retail–0.37%
Home Depot, Inc. (The)	43,746	14,341,251
Lowe’s Cos., Inc.	64,534	13,210,110
		27,551,361
Homebuilding–0.75%
D.R. Horton, Inc.	95,095	13,746,933
Lennar Corp., Class A	155,275	13,060,180
NVR, Inc.(c)	2,267	14,316,627
PulteGroup, Inc.	117,743	14,873,296
		55,997,036
Homefurnishing Retail–0.21%
Williams-Sonoma, Inc.	67,898	15,497,719
Hotel & Resort REITs–0.17%
Host Hotels & Resorts, Inc.	582,526	12,774,795
Hotels, Resorts & Cruise Lines–1.64%
Airbnb, Inc., Class A(c)	108,067	19,800,036
Booking Holdings, Inc.	86,849	17,290,767
Carnival Corp. Ltd.	536,802	12,824,200
Expedia Group, Inc.	63,092	20,007,735
Hilton Worldwide Holdings, Inc.	41,250	13,046,550
Marriott International, Inc., Class A	36,122	12,345,055
Norwegian Cruise Line Holdings Ltd.(b)(c)	778,544	12,565,700
Royal Caribbean Cruises Ltd.	53,123	14,276,275
		122,156,318
Household Products–0.94%
Church & Dwight Co., Inc.	142,086	14,177,341
Clorox Co. (The)	140,470	13,721,110
Shares		Value
Household Products–(continued)
Colgate-Palmolive Co.	155,103	$13,931,351
Kimberly-Clark Corp.	137,345	14,826,393
Procter & Gamble Co. (The)	93,602	13,583,522
		70,239,717
Human Resource & Employment Services–0.46%
Automatic Data Processing, Inc.	59,471	17,018,221
Paychex, Inc.	137,996	17,572,411
		34,590,632
Independent Power Producers & Energy Traders–0.38%
AES Corp. (The)	953,622	14,056,388
Vistra Corp.	103,101	14,162,985
		28,219,373
Industrial Conglomerates–0.40%
3M Co.	89,607	15,397,171
Honeywell International, Inc.	68,074	14,535,841
		29,933,012
Industrial Gases–0.39%
Air Products and Chemicals, Inc.	51,628	15,976,801
Linde PLC	27,401	13,414,981
		29,391,782
Industrial Machinery & Supplies & Components–2.36%
Dover Corp.	65,267	12,676,810
Fortive Corp.	232,292	13,668,061
IDEX Corp.	65,042	14,871,203
Illinois Tool Works, Inc.	57,046	15,708,757
Ingersoll Rand, Inc.	194,527	14,988,305
Nordson Corp.	50,082	16,112,381
Otis Worldwide Corp.	200,280	14,245,916
Parker-Hannifin Corp.	15,934	15,606,397
Pentair PLC	195,399	11,813,824
Snap-on, Inc.	37,725	14,573,545
Stanley Black & Decker, Inc.	177,686	17,123,600
Xylem, Inc.(b)	130,229	14,339,515
		175,728,314
Industrial REITs–0.18%
Prologis, Inc.	95,708	13,391,463
Insurance Brokers–1.07%
Aon PLC, Class A	41,482	13,337,293
Arthur J. Gallagher & Co.	62,349	16,344,790
Brown & Brown, Inc.	231,829	16,731,099
Marsh & McLennan Cos., Inc.	82,034	15,570,053
Willis Towers Watson PLC	52,192	17,669,602
		79,652,837
Integrated Oil & Gas–0.60%
Chevron Corp.	73,506	15,152,527
ExxonMobil Holdings Corp.	90,892	14,629,067
Occidental Petroleum Corp.	244,334	14,704,020
		44,485,614
Integrated Telecommunication Services–0.62%
AT&T, Inc.	601,099	15,562,453
Comcast Corp., Class A	582,040	15,493,905
Verizon Communications, Inc.	297,157	14,863,793
		45,920,151
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Interactive Home Entertainment–0.20%
Take-Two Interactive Software, Inc.(c)	66,290	$14,563,913
Interactive Media & Services–0.53%
Alphabet, Inc., Class A	22,055	7,484,365
Alphabet, Inc., Class C	17,539	5,882,756
Meta Platforms, Inc., Class A	24,974	14,293,619
Reddit, Inc., Class A(c)	80,604	11,914,077
		39,574,817
Internet Services & Infrastructure–0.57%
Akamai Technologies, Inc.(b)(c)	107,343	11,659,597
GoDaddy, Inc., Class A(c)	173,785	17,010,076
VeriSign, Inc.	47,515	13,697,624
		42,367,297
Investment Banking & Brokerage–1.28%
Charles Schwab Corp. (The)	156,284	17,163,109
Goldman Sachs Group, Inc. (The)	14,253	14,622,153
Interactive Brokers Group, Inc., Class A	163,328	15,890,181
Morgan Stanley	67,510	14,401,233
Raymond James Financial, Inc.	92,645	16,506,560
Robinhood Markets, Inc., Class A(c)	159,571	16,724,636
		95,307,872
IT Consulting & Other Services–0.84%
Accenture PLC, Class A	80,540	15,283,270
Cognizant Technology Solutions Corp., Class A	269,281	17,390,167
Gartner, Inc.(c)	90,061	17,841,985
International Business Machines Corp.	51,646	12,078,450
		62,593,872
Leisure Products–0.21%
Hasbro, Inc.	169,541	15,953,808
Life & Health Insurance–0.99%
Aflac, Inc.	119,131	13,801,326
Globe Life, Inc.	85,844	14,822,683
MetLife, Inc.	161,981	15,415,732
Principal Financial Group, Inc.	127,749	14,072,830
Prudential Financial, Inc.	132,656	15,600,346
		73,712,917
Life Sciences Tools & Services–2.36%
Agilent Technologies, Inc.	104,417	16,034,275
Bio-Techne Corp.	262,325	18,968,721
Charles River Laboratories International, Inc.(b)(c)	74,208	21,389,714
Danaher Corp.	74,775	15,968,949
IQVIA Holdings, Inc.(c)	76,585	20,003,236
Mettler-Toledo International, Inc.(c)	12,580	17,676,661
Revvity, Inc.(b)	137,738	17,722,748
Thermo Fisher Scientific, Inc.	28,568	17,629,313
Waters Corp.(c)	38,415	15,928,011
West Pharmaceutical Services, Inc.	43,127	14,711,051
		176,032,679
Managed Health Care–0.74%
Centene Corp.(c)	213,520	13,737,877
Elevance Health, Inc.	34,742	13,637,625
Humana, Inc.	38,280	14,670,044
Shares		Value
Managed Health Care–(continued)
UnitedHealth Group, Inc.	34,240	$13,333,398
		55,378,944
Metal, Glass & Plastic Containers–0.21%
Ball Corp.	251,193	15,817,623
Movies & Entertainment–0.96%
Live Nation Entertainment, Inc.(c)	83,952	15,102,125
Netflix, Inc.(c)	170,140	13,789,847
TKO Group Holdings, Inc.(b)	67,585	12,341,697
Walt Disney Co. (The)	141,481	15,216,282
Warner Bros. Discovery, Inc.(c)	531,891	15,174,850
		71,624,801
Multi-Family Residential REITs–0.89%
Camden Property Trust	120,990	12,800,742
Essex Property Trust, Inc.	50,196	14,203,460
Mid-America Apartment Communities, Inc.	99,810	12,860,519
UDR, Inc.	354,819	13,110,562
Vivmark Residential	202,243	13,174,109
		66,149,392
Multi-Sector Holdings–0.20%
Berkshire Hathaway, Inc., Class B(c)	29,057	14,645,600
Multi-Utilities–1.76%
Ameren Corp.	128,266	13,597,479
CenterPoint Energy, Inc.	326,427	12,926,509
CMS Energy Corp.	189,920	12,925,955
Consolidated Edison, Inc.	129,660	13,876,213
Dominion Energy, Inc.	208,949	13,792,724
DTE Energy Co.	95,512	12,954,293
NiSource, Inc.	299,196	12,243,100
Public Service Enterprise Group, Inc.	177,523	13,017,762
Sempra	153,262	12,521,505
WEC Energy Group, Inc.(b)	122,370	12,992,023
		130,847,563
Office REITs–0.19%
BXP, Inc.	213,065	14,486,289
Oil & Gas Equipment & Services–0.57%
Baker Hughes Co., Class A	221,382	14,068,826
Halliburton Co.	351,158	12,940,173
SLB Ltd.	251,332	15,105,053
		42,114,052
Oil & Gas Exploration & Production–1.60%
APA Corp.	367,144	15,842,263
ConocoPhillips	116,340	15,413,887
Devon Energy Corp.	299,388	14,523,312
Diamondback Energy, Inc.	72,722	14,579,306
EOG Resources, Inc.	99,454	14,416,852
EQT Corp.	265,187	14,367,832
Expand Energy Corp.	157,537	15,463,832
Texas Pacific Land Corp.	38,109	14,265,723
		118,873,007
Oil & Gas Refining & Marketing–0.78%
Marathon Petroleum Corp.	53,226	19,870,330
Phillips 66	75,856	18,704,573
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Oil & Gas Refining & Marketing–(continued)
Valero Energy Corp.	55,182	$19,805,923
		58,380,826
Oil & Gas Storage & Transportation–0.79%
Kinder Morgan, Inc.	438,175	14,126,762
ONEOK, Inc.	154,041	14,789,476
Targa Resources Corp.	51,567	15,142,650
Williams Cos., Inc. (The)	193,073	14,490,129
		58,549,017
Other Specialized REITs–0.34%
Iron Mountain, Inc.	113,095	13,045,508
VICI Properties, Inc.	491,078	12,596,151
		25,641,659
Other Specialty Retail–0.43%
Tractor Supply Co.(b)	453,413	15,824,114
Ulta Beauty, Inc.(c)	29,637	15,918,032
		31,742,146
Packaged Foods & Meats–1.56%
General Mills, Inc.	412,522	16,995,906
Hershey Co. (The)	77,558	13,666,495
Hormel Foods Corp.	574,372	12,550,028
J.M. Smucker Co. (The)	119,192	15,633,223
Kraft Heinz Co. (The)	580,104	14,891,270
McCormick & Co., Inc.	280,770	15,223,349
Mondelez International, Inc., Class A	217,380	13,492,777
Tyson Foods, Inc., Class A(b)	248,556	13,705,378
		116,158,426
Paper & Plastic Packaging Products & Materials–1.08%
Amcor PLC(b)	365,509	16,773,208
Avery Dennison Corp.	89,392	15,564,041
International Paper Co.	432,630	16,409,656
Packaging Corp. of America	64,399	15,065,502
Smurfit WestRock PLC	353,536	16,580,839
		80,393,246
Passenger Airlines–0.56%
Delta Air Lines, Inc.	182,444	14,230,632
Southwest Airlines Co.	345,384	13,307,645
United Airlines Holdings, Inc.(c)	133,506	14,417,313
		41,955,590
Passenger Ground Transportation–0.21%
Uber Technologies, Inc.(c)	203,345	15,383,049
Personal Care Products–0.42%
Estee Lauder Cos., Inc. (The), Class A	163,386	16,714,388
Kenvue, Inc.	772,937	14,593,050
		31,307,438
Pharmaceuticals–1.43%
Bristol-Myers Squibb Co.	250,926	16,764,366
Eli Lilly and Co.	12,051	13,939,753
Johnson & Johnson	57,508	15,288,502
Merck & Co., Inc.	117,151	17,310,232
Pfizer, Inc.	544,980	15,510,131
Viatris, Inc.	884,686	14,606,166
Zoetis, Inc.	171,626	13,232,364
		106,651,514
Shares		Value
Property & Casualty Insurance–2.42%
Allstate Corp. (The)	63,847	$16,459,757
American International Group, Inc.	186,169	14,215,865
Arch Capital Group Ltd.(c)	152,792	14,984,311
Assurant, Inc.	55,474	15,635,902
Chubb Ltd.	43,182	14,621,425
Cincinnati Financial Corp.	84,425	14,343,807
Erie Indemnity Co., Class A(b)	60,141	15,369,634
Hartford Insurance Group, Inc. (The)	107,933	14,827,836
Loews Corp.	129,120	13,982,405
Progressive Corp. (The)	67,077	14,628,152
Travelers Cos., Inc. (The)	46,930	17,173,095
W.R. Berkley Corp.	204,717	13,830,680
		180,072,869
Publishing–0.21%
News Corp., Class A	375,314	11,525,893
News Corp., Class B(b)	123,968	4,265,739
		15,791,632
Rail Transportation–0.62%
CSX Corp.	300,613	15,183,963
Norfolk Southern Corp.	45,514	15,601,744
Union Pacific Corp.	52,247	15,709,105
		46,494,812
Real Estate Services–0.38%
CBRE Group, Inc., Class A(c)	104,068	15,174,155
CoStar Group, Inc.(b)(c)	407,581	13,071,123
		28,245,278
Regional Banks–0.96%
Citizens Financial Group, Inc.	214,770	14,791,210
Huntington Bancshares, Inc.	828,473	13,823,072
M&T Bank Corp.	62,303	14,575,164
Regions Financial Corp.	488,157	14,586,131
Truist Financial Corp.	280,375	13,900,992
		71,676,569
Reinsurance–0.21%
Everest Group Ltd.	41,455	15,531,116
Research & Consulting Services–0.86%
Equifax, Inc.	84,014	15,892,088
Jacobs Solutions, Inc.	114,582	17,078,447
Leidos Holdings, Inc.	114,647	16,074,656
Verisk Analytics, Inc.	76,183	14,762,742
		63,807,933
Restaurants–1.48%
Chipotle Mexican Grill, Inc.(c)	458,629	17,441,661
Darden Restaurants, Inc.	67,369	14,434,482
Domino’s Pizza, Inc.	44,323	15,161,125
DoorDash, Inc., Class A(c)	91,404	21,181,963
McDonald’s Corp.	49,817	13,128,772
Starbucks Corp.	141,266	15,009,513
Yum! Brands, Inc.	90,567	13,884,827
		110,242,343
Retail REITs–0.90%
Federal Realty Investment Trust	112,857	13,094,798
Kimco Realty Corp.	549,705	13,033,505
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Retail REITs–(continued)
Realty Income Corp.	224,625	$13,765,020
Regency Centers Corp.	174,176	13,023,139
Simon Property Group, Inc.	65,555	13,918,638
		66,835,100
Self-Storage REITs–0.35%
Extra Space Storage, Inc.	93,258	13,158,704
Public Storage	43,077	13,224,208
		26,382,912
Semiconductor Materials & Equipment–0.86%
Applied Materials, Inc.	28,686	13,149,375
KLA Corp.	65,327	11,461,622
Lam Research Corp.	44,434	13,396,407
Qnity Electronics, Inc.	99,839	11,923,772
Teradyne, Inc.	41,067	14,366,469
		64,297,645
Semiconductors–2.55%
Advanced Micro Devices, Inc.(c)	31,477	14,816,853
Analog Devices, Inc.	35,530	12,866,834
Broadcom, Inc.	37,494	13,885,528
First Solar, Inc.(c)	55,969	11,300,141
Intel Corp.(c)	130,339	11,666,644
Marvell Technology, Inc.	54,109	11,452,711
Microchip Technology, Inc.	158,701	11,656,589
Micron Technology, Inc.	15,643	14,997,413
Monolithic Power Systems, Inc.	9,722	12,325,260
NVIDIA Corp.	69,972	15,448,418
NXP Semiconductors N.V. (Netherlands)	50,129	11,260,979
ON Semiconductor Corp.(c)	126,635	9,382,387
QUALCOMM, Inc.	74,972	12,781,227
Skyworks Solutions, Inc.(b)	198,485	13,300,480
Texas Instruments, Inc.	50,665	13,219,005
		190,360,469
Single-Family Residential REITs–0.18%
Invitation Homes, Inc.	469,589	13,683,823
Soft Drinks & Non-alcoholic Beverages–0.76%
Coca-Cola Co. (The)	166,903	14,799,289
Keurig Dr Pepper, Inc.	440,110	14,021,905
Monster Beverage Corp.(c)	305,920	14,047,846
PepsiCo, Inc.	96,670	13,566,668
		56,435,708
Specialty Chemicals–1.17%
Albemarle Corp.	95,571	12,899,218
DuPont de Nemours, Inc.	103,207	13,890,630
Ecolab, Inc.	53,328	15,102,490
International Flavors & Fragrances, Inc.	187,949	16,225,637
PPG Industries, Inc.	123,496	13,852,546
Sherwin-Williams Co. (The)	45,135	15,292,189
		87,262,710
Steel–0.35%
Nucor Corp.	55,697	13,904,199
Steel Dynamics, Inc.	52,360	12,179,983
		26,084,182
Shares		Value
Systems Software–1.64%
CrowdStrike Holdings, Inc., Class A(c)	86,466	$19,973,646
Fortinet, Inc.(c)	100,880	17,243,418
Gen Digital, Inc.	566,674	17,566,894
Microsoft Corp.	34,605	17,554,770
Oracle Corp.	69,321	10,337,148
Palo Alto Networks, Inc.(c)	53,303	20,368,675
ServiceNow, Inc.(c)	131,543	19,467,049
		122,511,600
Technology Distributors–0.22%
CDW Corp.	107,900	16,355,482
Technology Hardware, Storage & Peripherals–1.89%
Apple, Inc.	48,908	15,496,500
Dell Technologies, Inc., Class C	37,175	16,952,172
Hewlett Packard Enterprise Co.	306,693	16,021,642
HP, Inc.	565,066	16,963,281
NetApp, Inc.	86,838	16,090,213
Sandisk Corp.(c)	8,708	13,642,823
Seagate Technology Holdings PLC	17,487	14,485,881
Super Micro Computer, Inc.(b)(c)	476,649	17,769,475
Western Digital Corp.	29,185	13,149,302
		140,571,289
Telecom Tower REITs–0.49%
American Tower Corp.	70,947	12,465,388
Crown Castle, Inc.	149,406	11,375,773
SBA Communications Corp., Class A	67,291	12,762,411
		36,603,572
Timber REITs–0.18%
Weyerhaeuser Co.	577,463	13,495,310
Tobacco–0.37%
Altria Group, Inc.	190,776	13,064,341
Philip Morris International, Inc.	76,258	14,283,123
		27,347,464
Trading Companies & Distributors–0.74%
Fastenal Co.	303,096	14,945,664
Ferguson Enterprises, Inc.	56,884	12,771,027
United Rentals, Inc.	13,321	13,827,198
W.W. Grainger, Inc.	10,589	13,866,189
		55,410,078
Transaction & Payment Processing Services–2.02%
Block, Inc., Class A(c)	206,623	16,947,218
Corpay, Inc.(b)(c)	39,352	15,910,014
Fidelity National Information Services, Inc.	358,006	14,595,905
Fiserv, Inc.(c)	261,852	13,959,330
Global Payments, Inc.	221,216	20,141,717
Jack Henry & Associates, Inc.	107,921	18,121,015
Mastercard, Inc., Class A	28,526	16,810,657
PayPal Holdings, Inc.	339,519	17,880,768
Visa, Inc., Class A	43,199	16,388,405
		150,755,029
Water Utilities–0.20%
American Water Works Co., Inc.	110,323	15,249,948
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Equally-Weighted S&P 500 Fund

Shares		Value
Wireless Telecommunication Services–0.19%
T-Mobile US, Inc.	77,012	$13,896,045
Total Common Stocks & Other Equity Interests (Cost $3,623,149,876)		7,387,390,330
Money Market Funds–0.96%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(h)	25,117,417	25,117,417
Invesco Treasury Portfolio, Institutional Class, 3.66%(d)(h)	46,646,614	46,646,614
Total Money Market Funds (Cost $71,764,031)		71,764,031
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $3,694,913,907)		7,459,154,361
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.84%
Invesco Private Government Fund, 3.73%(d)(h)(i)	58,900,823	$58,900,823
Invesco Private Prime Fund, 3.82%(d)(h)(i)	153,003,096	153,033,697
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $211,918,276)		211,934,520
TOTAL INVESTMENTS IN SECURITIES–102.93% (Cost $3,906,832,183)		7,671,088,881
OTHER ASSETS LESS LIABILITIES—(2.93)%		(218,605,064)
NET ASSETS–100.00%		$7,452,483,817
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2026.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Invesco Ltd.	$18,680,488	$1,596,631	$(10,033,956)	$3,148,451	$3,262,789	$16,654,403	$458,132
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	5,115,995	214,343,023	(194,341,601)	-	-	25,117,417	558,386
Invesco Treasury Portfolio, Institutional Class	9,501,069	398,065,614	(360,920,069)	-	-	46,646,614	1,028,428
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	51,127,609	1,190,390,062	(1,182,616,848)	-	-	58,900,823	2,748,493*
Invesco Private Prime Fund	133,315,600	2,388,972,598	(2,369,239,016)	11,121	(26,606)	153,033,697	7,505,266*
Total	$217,740,761	$4,193,367,928	$(4,117,151,490)	$3,159,572	$3,236,183	$300,352,954	$12,298,705

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	All or a portion of this security was pledged as collateral in a segregated custody account. See Note 1J.
(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-mini S&P 500 Equal Weight Index	442	September-2026	$78,583,180	$979,277	$979,277
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $3,618,755,644)*	$7,370,735,927
Investments in affiliates, at value (Cost $288,076,539)	300,352,954
Cash	102
Receivable for:
Fund shares sold	2,339,262
Dividends	8,649,822
Investment for trustee deferred compensation and retirement plans	242,673
Other assets	391,740
Total assets	7,682,712,480
Liabilities:
Other investments:
Variation margin payable — futures contracts	437,533
Payable for:
Fund shares reacquired	14,064,669
Collateral upon return of securities loaned	211,918,276
Accrued fees to affiliates	2,712,444
Accrued trustees’ and officers’ fees and benefits	16,525
Accrued other operating expenses	787,490
Trustee deferred compensation and retirement plans	291,726
Total liabilities	230,228,663
Net assets applicable to shares outstanding	$7,452,483,817
Net assets consist of:
Shares of beneficial interest	$3,045,650,507
Distributable earnings	4,406,833,310
$7,452,483,817
Net Assets:
Class A	$3,634,245,078
Class C	$288,322,254
Class R	$280,633,449
Class Y	$2,543,781,327
Class R6	$705,501,709
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	43,821,114
Class C	3,797,762
Class R	3,432,684
Class Y	29,991,669
Class R6	8,281,386
Class A:
Net asset value per share	$82.93
Maximum offering price per share (Net asset value of $82.93 ÷ 94.50%)	$87.76
Class C:
Net asset value and offering price per share	$75.92
Class R:
Net asset value and offering price per share	$81.75
Class Y:
Net asset value and offering price per share	$84.82
Class R6:
Net asset value and offering price per share	$85.19

*	At August 31, 2026, securities with an aggregate value of $206,292,721 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Equally-Weighted S&P 500 Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $35,606)	$121,470,228
Dividends from affiliates (includes net securities lending income of $497,770)	2,542,716
Total investment income	124,012,944
Expenses:
Advisory fees	7,359,054
Administrative services fees	985,955
Custodian fees	40,779
Distribution fees:
Class A	8,478,418
Class C	2,999,572
Class R	1,270,504
Transfer agent fees — A, C, R and Y	7,668,995
Transfer agent fees — R6	199,398
Trustees’ and officers’ fees and benefits	77,309
Registration and filing fees	164,042
Licensing fees	1,317,728
Reports to shareholders	406,821
Professional services fees	98,940
Other	47,897
Total expenses	31,115,412
Less: Fees waived and/or expenses reimbursed	(45,454)
Net expenses	31,069,958
Net investment income	92,942,986
Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	829,574,911
Affiliated investment securities	3,236,183
Futures contracts	5,435,928
838,247,022
Change in net unrealized appreciation of:
Unaffiliated investment securities	222,636,886
Affiliated investment securities	3,159,572
Futures contracts	370,435
226,166,893
Net realized and unrealized gain	1,064,413,915
Net increase in net assets resulting from operations	$1,157,356,901
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$92,942,986	$95,151,061
Net realized gain	838,247,022	515,430,095
Change in net unrealized appreciation (depreciation)	226,166,893	(51,356,679)
Net increase in net assets resulting from operations	1,157,356,901	559,224,477
Distributions to shareholders from distributable earnings:
Class A	(307,078,125)	(257,567,423)
Class C	(31,607,791)	(33,862,177)
Class R	(22,654,956)	(17,271,910)
Class Y	(206,450,420)	(189,699,794)
Class R6	(59,191,769)	(55,536,331)
Total distributions from distributable earnings	(626,983,061)	(553,937,635)
Share transactions–net:
Class A	70,556,131	101,293,098
Class C	(75,270,203)	(113,749,097)
Class R	24,631,961	21,980,702
Class Y	63,485,939	13,799,192
Class R6	(5,851,005)	(51,596,774)
Net increase (decrease) in net assets resulting from share transactions	77,552,823	(28,272,879)
Net increase (decrease) in net assets	607,926,663	(22,986,037)
Net assets:
Beginning of year	6,844,557,154	6,867,543,191
End of year	$7,452,483,817	$6,844,557,154
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$77.55	$0.97	$11.76	$12.73	$(1.12)	$(6.23)	$(7.35)	$82.93	17.86%	$3,634,245	0.52%	0.52%	1.26%	30%
Year ended 08/31/25	77.46	1.00	5.37	6.37	(1.03)	(5.25)	(6.28)	77.55	8.62	3,308,790	0.53	0.53	1.33	25
Year ended 08/31/24	68.25	0.99	11.46	12.45	(1.03)	(2.21)	(3.24)	77.46	18.88	3,198,399	0.54	0.54	1.41	22
Year ended 08/31/23	68.51	0.96	4.20	5.16	(0.87)	(4.55)	(5.42)	68.25	8.10	2,838,398	0.52	0.52	1.44	20
Year ended 08/31/22	82.72	0.90	(7.40)	(6.50)	(0.93)	(6.78)	(7.71)	68.51	(8.85)	2,670,328	0.53	0.53	1.18	24
Class C
Year ended 08/31/26	71.90	0.39	10.81	11.20	(0.95)	(6.23)	(7.18)	75.92	17.02 (d)	288,322	1.23 (d)	1.23 (d)	0.55 (d)	30
Year ended 08/31/25	72.20	0.41	4.98	5.39	(0.44)	(5.25)	(5.69)	71.90	7.81 (d)	347,309	1.27 (d)	1.27 (d)	0.59 (d)	25
Year ended 08/31/24	63.76	0.44	10.69	11.13	(0.48)	(2.21)	(2.69)	72.20	18.01 (d)	466,924	1.28 (d)	1.28 (d)	0.67 (d)	22
Year ended 08/31/23	64.65	0.43	3.94	4.37	(0.71)	(4.55)	(5.26)	63.76	7.29	539,237	1.27	1.27	0.69	20
Year ended 08/31/22	78.47	0.31	(7.00)	(6.69)	(0.35)	(6.78)	(7.13)	64.65	(9.53)	689,583	1.28	1.28	0.43	24
Class R
Year ended 08/31/26	76.66	0.77	11.61	12.38	(1.06)	(6.23)	(7.29)	81.75	17.58	280,633	0.77	0.77	1.01	30
Year ended 08/31/25	76.64	0.80	5.30	6.10	(0.83)	(5.25)	(6.08)	76.66	8.34	236,726	0.78	0.78	1.08	25
Year ended 08/31/24	67.55	0.81	11.34	12.15	(0.85)	(2.21)	(3.06)	76.64	18.60	214,039	0.79	0.79	1.16	22
Year ended 08/31/23	67.97	0.78	4.17	4.95	(0.82)	(4.55)	(5.37)	67.55	7.82	175,270	0.77	0.77	1.19	20
Year ended 08/31/22	82.12	0.70	(7.34)	(6.64)	(0.73)	(6.78)	(7.51)	67.97	(9.08)	146,993	0.78	0.78	0.93	24
Class Y
Year ended 08/31/26	79.02	1.19	12.03	13.22	(1.19)	(6.23)	(7.42)	84.82	18.17	2,543,781	0.27	0.27	1.51	30
Year ended 08/31/25	78.81	1.20	5.47	6.67	(1.21)	(5.25)	(6.46)	79.02	8.89	2,298,002	0.28	0.28	1.58	25
Year ended 08/31/24	69.38	1.19	11.64	12.83	(1.19)	(2.21)	(3.40)	78.81	19.17	2,283,521	0.29	0.29	1.66	22
Year ended 08/31/23	69.44	1.14	4.28	5.42	(0.93)	(4.55)	(5.48)	69.38	8.38	2,188,760	0.27	0.27	1.69	20
Year ended 08/31/22	83.74	1.10	(7.50)	(6.40)	(1.12)	(6.78)	(7.90)	69.44	(8.64)	2,248,749	0.28	0.28	1.43	24
Class R6
Year ended 08/31/26	79.30	1.27	12.07	13.34	(1.22)	(6.23)	(7.45)	85.19	18.27	705,502	0.18	0.18	1.60	30
Year ended 08/31/25	79.06	1.28	5.49	6.77	(1.28)	(5.25)	(6.53)	79.30	9.00	653,730	0.18	0.18	1.68	25
Year ended 08/31/24	69.58	1.26	11.69	12.95	(1.26)	(2.21)	(3.47)	79.06	19.30	704,661	0.19	0.19	1.76	22
Year ended 08/31/23	69.59	1.21	4.28	5.49	(0.95)	(4.55)	(5.50)	69.58	8.48	589,680	0.18	0.18	1.78	20
Year ended 08/31/22	83.90	1.18	(7.51)	(6.33)	(1.20)	(6.78)	(7.98)	69.59	(8.54)	561,218	0.19	0.19	1.52	24

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.96%, 0.99% and 0.99% for the years ended August 31, 2026, 2025 and 2024, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
14
Invesco Equally-Weighted S&P 500 Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral.
15
Invesco Equally-Weighted S&P 500 Fund

It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
In connection with securities lending arrangements with certain borrowers, the Fund may transfer securities and/or cash to a segregated custody account at the custodian (the “Collateral Account”) over which the relevant borrower is granted a lien. Pursuant to the related agreements governing the arrangements, the relevant borrower is granted a security interest in the Collateral Account and the assets held therein to secure the Fund’s obligation to return the cash collateral received from the borrower at the termination of the applicable securities loan. Such arrangements are undertaken to alleviate the borrower from the potential adverse impacts of borrower regulatory capital constraints and to facilitate securities lending activity between the Fund and the borrower. Whether the Fund transfers assets to the Collateral Account, thereby encumbering them for the benefit of the borrower, is solely at the discretion of the Fund and the Adviser as securities lending agent; the Fund is not contractually obligated to the borrower to maintain any securities and/or cash (or any associated minimum balance) in the Collateral Account. The Fund also has the contractual right to withdraw such assets from the Collateral Account, except during certain times of the day and under certain circumstances as outlined in the related agreements governing the arrangements. The security interest in the Collateral Account is enforceable (and the borrower can access the securities and/or cash therein) only upon specified default events with respect to the Fund, including the Fund’s failure to return the cash collateral to the borrower. As of August 31, 2026, securities and/or cash with an approximate fair value of $1,024,234 were held in Collateral Accounts. The Fund retains beneficial ownership of such securities and/or cash, which remain recognized as assets of the Fund on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $31,674 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
16
Invesco Equally-Weighted S&P 500 Fund

Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $45,454.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $421,098 in front-end sales commissions from the sale of Class A shares and $7,332 and $21,492 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $140,431 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,387,390,330	$—	$0	$7,387,390,330
Money Market Funds	71,764,031	211,934,520	—	283,698,551
Total Investments in Securities	7,459,154,361	211,934,520	0	7,671,088,881
Other Investments - Assets*
Futures Contracts	979,277	—	—	979,277
Total Investments	$7,460,133,638	$211,934,520	$0	$7,672,068,158

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
17
Invesco Equally-Weighted S&P 500 Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$979,277
Derivatives not subject to master netting agreements	(979,277)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$5,435,928
Change in Net Unrealized Appreciation:
Futures contracts	370,435
Total	$5,806,363
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$49,300,024

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$194,485,811	$155,457,102
Long-term capital gain	432,497,250	398,480,533
Total distributions	$626,983,061	$553,937,635

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$194,900,931
Undistributed long-term capital gain	521,747,843
Net unrealized appreciation — investments	3,690,359,900
Temporary book/tax differences	(175,364)
Shares of beneficial interest	3,045,650,507
Total net assets	$7,452,483,817
18
Invesco Equally-Weighted S&P 500 Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $2,062,763,582 and $2,538,405,545, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,813,411,515
Aggregate unrealized (depreciation) of investments	(123,051,615)
Net unrealized appreciation of investments	$3,690,359,900
Cost of investments for tax purposes is $3,981,708,258.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2026, undistributed net realized gain was decreased by $46,450,999 and shares of beneficial interest was increased by $46,450,999. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	3,484,715	$270,463,959	3,724,044	$278,669,091
Class C	349,197	24,759,867	554,353	38,324,612
Class R	746,097	56,921,395	720,905	52,983,422
Class Y	4,458,331	353,760,539	7,044,870	535,878,490
Class R6	1,493,174	117,080,271	1,719,212	130,759,792
Issued as reinvestment of dividends:
Class A	3,689,038	265,463,128	3,064,732	226,544,974
Class C	444,239	29,413,108	451,019	31,075,189
Class R	318,655	22,643,600	235,370	17,231,449
Class Y	2,185,434	160,563,812	1,949,595	146,590,044
Class R6	764,869	56,401,459	690,961	52,098,451
Automatic conversion of Class C shares to Class A shares:
Class A	951,276	73,136,986	1,488,704	111,044,903
Class C	(1,034,066)	(73,136,986)	(1,600,217)	(111,044,903)
Reacquired:
Class A	(6,971,408)	(538,507,942)	(6,900,540)	(514,965,870)
Class C	(791,917)	(56,306,192)	(1,041,773)	(72,103,995)
Class R	(719,964)	(54,933,034)	(661,193)	(48,234,169)
Class Y	(5,731,596)	(450,838,412)	(8,888,404)	(668,669,342)
Class R6	(2,220,460)	(179,332,735)	(3,079,326)	(234,455,017)
Net increase (decrease) in share activity	1,415,614	$77,552,823	(527,688)	$(28,272,879)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19
Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20
Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the
21
Invesco Equally-Weighted S&P 500 Fund

fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board considered that because the Fund seeks to track an equally weighted index, the Fund is tilted towards smaller positions in large- and mega-cap stocks, which resulted in certain momentum stocks being underrepresented in the Fund’s portfolio relative to peers that are actively managed or track a different index than the Fund, such as a market capitalization-weighted index. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2025.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees for the Fund are negotiated at arm’s length by Invesco Advisers and are paid by Invesco Advisers out of its advisory fees. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the
22
Invesco Equally-Weighted S&P 500 Fund

fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
23
Invesco Equally-Weighted S&P 500 Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$478,948,250
Qualified Dividend Income*	53.47%
Corporate Dividends Received Deduction*	50.80%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	5.23%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$97,275,671
24
Invesco Equally-Weighted S&P 500 Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25
Invesco Equally-Weighted S&P 500 Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
MS-EWSP-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Equity and Income Fund
Nasdaq:
A: ACEIX ■ C: ACERX ■ R: ACESX ■ Y: ACETX ■ R5: ACEKX ■ R6: IEIFX

2	Schedule of Investments
12	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Approval of Investment Advisory and Sub-Advisory Contracts
28	Tax Information
29	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–65.46%
Aerospace & Defense–0.96%
RTX Corp.	317,938	$66,045,261
Textron, Inc.	740,239	59,633,654
		125,678,915
Air Freight & Logistics–0.97%
FedEx Corp.	388,534	127,206,032
Asset Management & Custody Banks–0.78%
KKR & Co., Inc., Class A	926,812	101,689,813
Automobile Manufacturers–0.84%
General Motors Co.	1,276,811	110,214,326
Biotechnology–0.78%
Regeneron Pharmaceuticals, Inc.	128,455	102,645,821
Broadline Retail–2.54%
Amazon.com, Inc.(b)	1,281,329	332,850,834
Building Products–1.46%
Johnson Controls International PLC	1,384,855	191,442,355
Cargo Ground Transportation–0.49%
FedEx Freight Holding Co., Inc.(b)	483,162	64,618,086
Communications Equipment–1.02%
Cisco Systems, Inc.	1,208,175	133,491,256
Consumer Finance–0.69%
Capital One Financial Corp.	424,087	90,970,902
Consumer Staples Merchandise Retail–0.78%
Dollar General Corp.	807,061	102,294,982
Diversified Banks–4.81%
Bank of America Corp.	3,641,434	225,550,422
PNC Financial Services Group, Inc. (The)	540,531	129,527,444
Wells Fargo & Co.	3,194,144	275,942,100
		631,019,966
Electric Utilities–1.75%
American Electric Power Co., Inc.	457,397	55,999,115
FirstEnergy Corp.	1,126,174	51,646,340
PPL Corp.	3,579,933	122,183,113
		229,828,568
Electrical Components & Equipment–1.28%
Emerson Electric Co.	556,341	84,808,622
Vertiv Holdings Co., Class A	323,547	83,708,080
		168,516,702
Electronic Components–1.01%
Coherent Corp.(b)	476,704	132,442,672
Food Distributors–2.20%
Sysco Corp.	1,564,195	126,824,931
US Foods Holding Corp.(b)(c)	1,543,793	161,851,258
		288,676,189
Shares		Value
Health Care Equipment–1.70%
Becton, Dickinson and Co.	547,902	$103,065,845
Medtronic PLC	1,316,084	119,303,015
		222,368,860
Health Care REITs–0.47%
Alexandria Real Estate Equities, Inc.	1,197,005	61,394,386
Health Care Services–1.03%
CVS Health Corp.	1,432,796	134,553,872
Industrial Machinery & Supplies & Components–1.95%
Fortive Corp.	1,661,058	97,736,653
Parker-Hannifin Corp.	161,132	157,819,126
		255,555,779
Insurance Brokers–1.22%
Willis Towers Watson PLC	473,435	160,281,418
Integrated Oil & Gas–3.11%
Chevron Corp.	704,787	145,284,792
ExxonMobil Holdings Corp.	446,705	71,897,170
Occidental Petroleum Corp.	1,748,462	105,222,443
Shell PLC (United Kingdom)	1,872,103	85,772,690
		408,177,095
Interactive Media & Services–2.83%
Alphabet, Inc., Class A	777,679	263,905,369
Meta Platforms, Inc., Class A	186,913	106,977,786
		370,883,155
Investment Banking & Brokerage–1.61%
Charles Schwab Corp. (The)	1,331,876	146,266,622
Goldman Sachs Group, Inc. (The)	63,493	65,137,469
		211,404,091
Life Sciences Tools & Services–1.29%
IQVIA Holdings, Inc.(b)	315,604	82,432,609
Thermo Fisher Scientific, Inc.	140,860	86,924,706
		169,357,315
Managed Health Care–1.61%
Elevance Health, Inc.	206,397	81,019,078
UnitedHealth Group, Inc.	333,899	130,023,610
		211,042,688
Metal, Glass & Plastic Containers–0.56%
Crown Holdings, Inc.	633,992	73,790,329
Movies & Entertainment–1.19%
Walt Disney Co. (The)	1,457,513	156,755,523
Multi-Utilities–0.59%
Sempra	950,927	77,690,736
Oil & Gas Equipment & Services–0.83%
SLB Ltd.	1,814,164	109,031,256
Oil & Gas Exploration & Production–1.42%
ConocoPhillips	1,406,561	186,355,267
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Equity and Income Fund

Shares		Value
Personal Care Products–1.03%
Estee Lauder Cos., Inc. (The), Class A	1,318,905	$134,923,981
Pharmaceuticals–4.04%
Bristol-Myers Squibb Co.	1,444,332	96,495,821
Johnson & Johnson	545,598	145,047,228
Merck & Co., Inc.	1,312,609	193,951,106
Sanofi S.A.	1,059,057	94,159,631
		529,653,786
Property & Casualty Insurance–0.61%
American International Group, Inc.	1,039,986	79,413,331
Real Estate Services–1.06%
CBRE Group, Inc., Class A(b)	951,198	138,694,180
Regional Banks–1.34%
Citizens Financial Group, Inc.	2,550,935	175,682,893
Restaurants–0.84%
Starbucks Corp.	1,040,726	110,577,137
Semiconductor Materials & Equipment–1.22%
Lam Research Corp.	342,283	103,194,902
Qnity Electronics, Inc.	478,510	57,148,449
		160,343,351
Semiconductors–4.39%
Broadcom, Inc.	168,311	62,332,296
Microchip Technology, Inc.	2,104,111	154,546,953
NVIDIA Corp.	906,950	200,236,421
NXP Semiconductors N.V. (Netherlands)	400,634	89,998,422
Rambus, Inc.(b)(c)	789,132	68,409,853
		575,523,945
Specialty Chemicals–0.96%
DuPont de Nemours, Inc.	433,218	58,306,811
PPG Industries, Inc.(c)	602,274	67,557,074
		125,863,885
Systems Software–2.50%
Microsoft Corp.	646,561	327,993,930
Tobacco–1.82%
Philip Morris International, Inc.	1,272,670	238,371,091
Trading Companies & Distributors–1.28%
Ferguson Enterprises, Inc.	401,161	90,064,656
Sunbelt Rentals Holdings, Inc.(c)	1,085,592	78,466,590
		168,531,246
Wireless Telecommunication Services–0.60%
T-Mobile US, Inc.	438,563	79,134,308
Total Common Stocks & Other Equity Interests (Cost $5,183,831,292)		8,586,936,253
Principal Amount
U.S. Dollar Denominated Bonds & Notes–22.73%
Aerospace & Defense–0.26%
BAE Systems PLC (United Kingdom), 5.50%, 03/26/2054(c)(d)	$3,130,000	2,980,145
Principal Amount		Value
Aerospace & Defense–(continued)
Howmet Aerospace, Inc., 4.75%, 04/15/2036	$4,053,000	$3,861,249
Lockheed Martin Corp.,
5.10%, 11/15/2027	15,946,000	16,084,699
4.15%, 06/15/2053	5,231,000	3,989,772
5.20%, 02/15/2064(c)	5,558,000	4,875,155
RTX Corp., 4.45%, 11/16/2038(c)	3,239,000	2,922,064
		34,713,084
Agricultural & Farm Machinery–0.05%
Imperial Brands Finance PLC (United Kingdom), 6.38%, 07/01/2055(d)	2,880,000	2,800,071
John Deere Capital Corp., Series I, 3.90%, 03/09/2029(c)	3,411,000	3,350,580
		6,150,651
Agricultural Products & Services–0.03%
Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	4,181,780
Air Freight & Logistics–0.01%
United Parcel Service, Inc., 3.40%, 11/15/2046(c)	2,608,000	1,836,654
Alternative Carriers–0.21%
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	16,603,000	15,347,813
Space Exploration Technologies Corp., 5.88%, 07/15/2036(d)	12,334,000	11,629,937
		26,977,750
Application Software–0.92%
Box, Inc., Conv., 1.50%, 09/15/2029	25,001,000	26,963,579
Dynatrace LLC, Conv., 0.00%, 09/01/2031(d)(e)	44,067,000	47,526,259
Envestnet, Inc., Conv., 2.63%, 12/01/2027	23,029,000	24,698,603
Salesforce, Inc., 2.70%, 07/15/2041	10,414,000	6,940,521
Synopsys, Inc.,
4.55%, 04/01/2027	5,366,000	5,371,272
5.70%, 04/01/2055(c)	4,316,000	3,998,365
Workday, Inc., 3.50%, 04/01/2027	5,033,000	5,004,515
		120,503,114
Asset Management & Custody Banks–0.30%
Bank of New York Mellon Corp. (The), 5.32%, 06/06/2036(c)(f)	4,317,000	4,286,632
BlackRock, Inc., 4.75%, 05/25/2033	14,671,000	14,430,043
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(c)(d)	3,975,000	3,513,187
Carlyle Group, Inc. (The), 5.05%, 09/19/2035(c)	3,864,000	3,654,790
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)(d)	3,217,000	2,808,600
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Equity and Income Fund

Principal Amount		Value
Asset Management & Custody Banks–(continued)
KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(d)	$11,051,000	$10,771,366
		39,464,618
Automobile Manufacturers–0.27%
Daimler Truck Finance North America LLC (Germany),
2.00%, 12/14/2026(d)	15,356,000	15,259,398
4.65%, 10/12/2030(c)(d)	8,086,000	7,961,140
General Motors Co., 6.60%, 04/01/2036(c)	4,317,000	4,542,171
Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032	5,448,000	4,849,194
Toyota Motor Credit Corp., Series B, 3.75%, 01/12/2028	3,289,000	3,258,447
		35,870,350
Automotive Parts & Equipment–0.17%
ERAC USA Finance LLC, 3.30%, 12/01/2026(d)	21,893,000	21,846,144
Biotechnology–0.72%
AbbVie, Inc.,
4.50%, 05/14/2035	7,233,000	6,809,201
4.05%, 11/21/2039	13,812,000	11,782,626
4.85%, 06/15/2044	5,815,000	5,132,924
BridgeBio Pharma, Inc., Conv., 1.75%, 03/01/2031	21,548,432	36,740,077
Jazz Investments I Ltd., Conv., 3.13%, 09/15/2030	19,265,000	33,665,587
		94,130,415
Brewers–0.18%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	10,870,000	10,302,223
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	9,734,000	9,578,783
Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	3,112,090
		22,993,096
Broadline Retail–0.25%
Amazon.com, Inc.,
4.55%, 03/13/2033	8,472,000	8,162,104
2.88%, 05/12/2041	13,606,000	9,698,582
eBay, Inc., 3.60%, 06/05/2027	15,522,000	15,426,712
		33,287,398
Building Products–0.11%
Owens Corning, 5.50%, 06/15/2027	14,390,000	14,506,448
Cable & Satellite–0.02%
Comcast Corp., 2.89%, 11/01/2051	3,128,000	1,676,941
Cox Communications, Inc., 2.95%, 10/01/2050(d)	2,044,000	1,038,168
		2,715,109
Principal Amount		Value
Cargo Ground Transportation–0.01%
Fedex Freight Holding Co., Inc., 4.95%, 03/15/2033(c)(d)	$1,709,000	$1,642,146
Casinos & Gaming–0.02%
Las Vegas Sands Corp., 5.30%, 05/15/2031	2,181,000	2,156,009
Commercial & Residential Mortgage Finance–0.03%
Aviation Capital Group LLC, 4.75%, 04/14/2027(d)	3,325,000	3,329,259
Commodity Chemicals–0.20%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	25,679,000	26,148,528
Communications Equipment–0.10%
Cisco Systems, Inc.,
4.55%, 02/24/2028	10,529,000	10,547,964
5.30%, 02/26/2054(c)	3,481,000	3,130,457
		13,678,421
Computer & Electronics Retail–0.11%
Dell International LLC/EMC Corp.,
5.30%, 04/01/2032(c)	8,585,000	8,599,577
8.35%, 07/15/2046	30,000	36,421
Leidos, Inc., 4.10%, 03/15/2029(c)	5,232,000	5,130,471
		13,766,469
Construction Machinery & Heavy Transportation Equipment– 0.18%
Caterpillar Financial Services Corp., 3.75%, 02/23/2029	9,013,000	8,828,445
Westinghouse Air Brake Technologies Corp., 5.50%, 05/29/2035	14,695,000	14,685,805
		23,514,250
Consumer Finance–0.28%
American Express Co.,
3.30%, 05/03/2027	10,405,000	10,338,837
4.73%, 04/25/2029(c)(f)	5,132,000	5,135,735
4.80%, 10/24/2036(f)	8,776,000	8,299,989
Capital One Financial Corp., 6.18%, 01/30/2036(f)	4,461,000	4,467,292
General Motors Financial Co., Inc., 4.20%, 10/27/2028	2,120,000	2,091,939
Synchrony Financial, 3.95%, 12/01/2027	5,795,000	5,732,679
		36,066,471
Diversified Banks–1.06%
Bank of America Corp.,
3.25%, 10/21/2027	5,705,000	5,635,014
2.57%, 10/20/2032(f)	8,683,000	7,659,047
5.49%, 04/23/2037(f)	1,678,000	1,629,776
Citigroup, Inc.,
3.67%, 07/24/2028(f)	5,405,000	5,357,761
4.95%, 05/07/2031(f)	14,241,000	14,157,380
6.68%, 09/13/2043	8,000,000	8,516,506
5.30%, 05/06/2044(c)	2,765,000	2,508,897
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Equity and Income Fund

Principal Amount		Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
3.51%, 01/23/2029(f)	$11,170,000	$10,998,808
4.26%, 02/22/2048(f)	5,355,000	4,245,034
3.90%, 01/23/2049(c)(f)	11,170,000	8,354,394
Mizuho Bank Ltd. (Japan), 5.19%, 04/16/2036(c)(d)	5,124,000	4,989,634
PNC Financial Services Group, Inc. (The),
4.08%, 01/26/2029(f)	3,788,000	3,761,314
3.45%, 04/23/2029(c)	7,450,000	7,218,916
6.88%, 10/20/2034(f)	6,126,000	6,632,275
Royal Bank of Canada (Canada), 6.00%, 11/01/2027	21,680,000	22,067,521
Societe Generale S.A. (France), 4.86%, 07/07/2029(d)(f)	8,583,000	8,544,520
Truist Bank, Series I, 4.14%, 01/27/2029(f)	8,790,000	8,716,187
Wells Fargo & Co., 4.65%, 11/04/2044	9,115,000	7,463,311
		138,456,295
Diversified Capital Markets–0.02%
Sixth Street Lending Partners, 6.13%, 07/15/2030(c)	2,099,000	2,099,293
Diversified Financial Services–0.02%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	4,009,000	3,133,064
Diversified Metals & Mining–0.07%
Glencore Funding LLC (Australia), 4.90%, 07/01/2031(d)	4,229,000	4,172,126
Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,274,151
Rio Tinto Finance (USA) PLC (Australia), 5.75%, 03/14/2055	3,265,000	3,165,056
		9,611,333
Diversified REITs–0.07%
CubeSmart L.P., 2.50%, 02/15/2032(c)	10,561,000	9,171,143
Drug Retail–0.02%
CVS Pass-Through Trust, 6.04%, 12/10/2028	2,032,510	2,046,183
Electric Utilities–1.40%
Chpe LLC, 5.88%, 06/29/2046(d)	3,067,000	2,966,302
Constellation Energy Generation LLC,
3.90%, 01/08/2028	5,574,000	5,521,613
6.50%, 10/01/2053	2,992,000	3,083,972
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	9,110,000	7,842,967
Emera US Finance LLC, 5.20%, 04/01/2033	3,042,000	2,982,816
FirstEnergy Corp., Conv., 3.88%, 01/15/2031	51,798,000	56,192,691
Florida Power & Light Co., 5.75%, 06/01/2056	3,425,000	3,288,602
Principal Amount		Value
Electric Utilities–(continued)
Georgia Power Co., Series B, 3.70%, 01/30/2050	$3,665,000	$2,604,465
National Rural Utilities Cooperative Finance Corp.,
4.30%, 12/10/2030	10,795,000	10,516,355
2.75%, 04/15/2032(c)	9,898,000	8,736,274
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	5,572,000	5,540,646
PPL Capital Funding, Inc.,
Conv., 2.88%, 03/15/2028	32,308,000	35,036,411
3.00%, 12/01/2030(d)	32,724,000	32,395,124
PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	372,086
Xcel Energy, Inc., 3.50%, 12/01/2049	10,280,000	6,959,316
		184,039,640
Electrical Components & Equipment–0.07%
LG Energy Solution Ltd. (South Korea), 5.00%, 04/02/2029(d)	2,660,000	2,649,450
Molex Electronic Technologies LLC, 4.75%, 04/30/2028(d)	4,036,000	4,038,149
Rockwell Automation, Inc., 1.75%, 08/15/2031	2,729,000	2,342,011
		9,029,610
Electronic Components–0.17%
Amphenol Corp.,
5.05%, 04/05/2027	8,775,000	8,814,044
3.90%, 11/15/2028	10,938,000	10,765,181
5.30%, 11/15/2055(c)	3,503,000	3,175,036
		22,754,261
Electronic Manufacturing Services–0.11%
Jabil, Inc.,
4.25%, 05/15/2027	10,398,000	10,378,815
4.20%, 02/01/2029	3,706,000	3,634,167
		14,012,982
Financial Exchanges & Data–0.17%
Nasdaq, Inc., 5.95%, 08/15/2053(c)	2,575,000	2,512,850
S&P Global, Inc., 2.45%, 03/01/2027	20,025,000	19,845,578
		22,358,428
Health Care Equipment–0.09%
Abbott Laboratories, 3.70%, 03/09/2029	10,127,000	9,901,381
Medtronic, Inc., 4.38%, 03/15/2035	2,601,000	2,446,931
		12,348,312
Health Care REITs–0.35%
Healthcare Realty Holdings L.P., Conv., 3.00%, 01/15/2032(d)	45,930,000	46,067,790
Health Care Services–0.02%
Cigna Group (The), 4.80%, 08/15/2038	3,240,000	2,983,469
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Equity and Income Fund

Principal Amount		Value
Health Care Supplies–0.59%
Haemonetics Corp., Conv., 2.50%, 06/01/2029	$51,616,000	$58,842,240
Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029	15,227,000	18,386,603
		77,228,843
Highways & Railtracks–0.07%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056	8,797,000	8,545,923
Home Improvement Retail–0.20%
Lowe’s Cos., Inc.,
3.10%, 05/03/2027	22,914,000	22,729,402
4.25%, 04/01/2052	4,741,000	3,536,290
		26,265,692
Homebuilding–0.01%
Sekisui House U.S., Inc., 6.00%, 01/15/2043	2,117,000	1,913,867
Hotels, Resorts & Cruise Lines–0.02%
Airbnb, Inc., 4.40%, 03/16/2029(c)	2,508,000	2,487,293
Human Resource & Employment Services–0.04%
Paychex, Inc., 5.35%, 04/15/2032	5,542,000	5,538,960
Industrial Conglomerates–0.20%
Honeywell International, Inc.,
2.50%, 11/01/2026	10,795,000	10,765,989
4.50%, 01/15/2034	16,007,000	15,297,814
		26,063,803
Industrial Gases–0.10%
Air Products and Chemicals, Inc., 4.30%, 06/11/2028	13,247,000	13,202,976
Industrial Machinery & Supplies & Components–0.35%
JBT Marel Corp., Conv., 0.38%, 09/15/2030(d)	50,176,000	46,387,712
Integrated Oil & Gas–0.18%
BP Capital Markets America, Inc.,
3.02%, 01/16/2027(c)	17,343,000	17,261,666
2.94%, 06/04/2051	10,062,000	6,125,293
		23,386,959
Integrated Telecommunication Services–0.62%
AT&T, Inc.,
4.30%, 02/15/2030	3,526,000	3,454,144
3.55%, 09/15/2055	4,562,000	2,768,453
6.05%, 08/15/2056	5,570,000	5,121,937
3.80%, 12/01/2057	3,619,000	2,275,960
Comcast Corp.,
5.17%, 01/15/2037(c)(d)	9,991,000	9,307,275
3.90%, 03/01/2038	8,010,000	6,558,334
Deutsche Telekom International Finance B.V. (Germany), 3.60%, 01/19/2027(d)	9,540,000	9,511,793
NTT Finance Corp. (Japan),
4.57%, 07/16/2027(d)	2,536,000	2,537,032
5.17%, 07/16/2032(d)	6,665,000	6,559,685
Principal Amount		Value
Integrated Telecommunication Services–(continued)
Orange S.A. (France),
9.00%, 03/01/2031	$4,443,000	$5,105,568
5.75%, 01/13/2056(d)	1,622,000	1,554,379
Telefonica Emisiones S.A. (Spain), 5.21%, 03/08/2047	6,725,000	5,745,991
Verizon Communications, Inc.,
4.75%, 01/15/2033(c)	4,400,000	4,259,716
4.78%, 02/15/2035	13,111,000	12,385,855
3.40%, 03/22/2041	5,788,000	4,316,153
		81,462,275
Interactive Home Entertainment–0.03%
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	3,559,000	3,544,293
Interactive Media & Services–0.77%
Alphabet, Inc.,
3.88%, 11/15/2028(c)	6,947,000	6,857,432
4.10%, 11/15/2030(c)	17,345,000	16,833,836
4.70%, 11/15/2035	5,818,000	5,514,211
5.25%, 05/15/2055	1,852,000	1,601,236
5.65%, 02/15/2056(c)	6,860,000	6,280,480
Meta Platforms, Inc.,
5.50%, 11/15/2045	17,345,000	15,060,418
6.20%, 05/15/2046	8,296,000	7,794,457
5.60%, 05/15/2053(c)	14,968,000	12,586,769
Snap, Inc., Conv., 0.50%, 05/01/2030	34,614,000	28,928,651
		101,457,490
Investment Banking & Brokerage–2.56%
Goldman Sachs Group, Inc. (The),
5.02%, 10/23/2035(f)	5,424,000	5,209,062
2.91%, 07/21/2042(f)	3,205,000	2,213,464
GS Finance Corp.,
Series 0003, Conv., 1.00%, 07/30/2029(d)	62,338,000	81,311,974
0.50%, 03/03/2032	68,953,000	91,418,365
0.50%, 05/09/2033	65,606,000	67,741,174
0.50%, 05/31/2033(d)	65,696,000	69,424,313
Morgan Stanley,
4.99%, 04/12/2029(f)	5,107,000	5,124,520
Series I, 4.36%, 10/22/2031(f)	13,810,000	13,362,390
		335,805,262
IT Consulting & Other Services–0.04%
International Business Machines Corp., 4.30%, 02/03/2031	5,231,000	5,069,235
Life & Health Insurance–0.79%
American National Global Funding, 5.00%, 06/22/2029(d)	21,680,000	21,503,239
American National Group, Inc., 5.00%, 06/15/2027	8,671,000	8,680,031
Brighthouse Financial, Inc., 3.85%, 12/22/2051	18,342,000	9,827,801
GA Global Funding Trust, 5.50%, 01/08/2029(c)(d)	12,448,000	12,524,332
Jackson National Life Global Funding, 5.25%, 06/16/2031(c)(d)	35,919,000	35,604,264
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Equity and Income Fund

Principal Amount		Value
Life & Health Insurance–(continued)
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	$4,250,000	$3,766,861
Protective Life Global Funding, 4.16%, 01/15/2029(c)(d)	8,857,000	8,704,975
Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	3,625,231
		104,236,734
Managed Health Care–0.04%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	4,643,299
Movies & Entertainment–0.33%
Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	20,617,000	25,822,792
Netflix, Inc., 4.38%, 11/15/2026	17,901,000	17,906,206
		43,728,998
Multi-line Insurance–0.05%
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	9,030,000	6,057,938
Multi-Utilities–1.11%
CenterPoint Energy, Inc.,
Conv., 3.00%, 08/01/2028	63,794,000	64,862,549
2.88%, 05/15/2029(d)	25,188,000	24,582,229
CMS Energy Corp., Conv., 3.13%, 05/01/2031(d)	45,640,000	44,499,000
NiSource, Inc.,
4.38%, 05/15/2047	6,015,000	4,741,024
5.85%, 04/01/2055(c)	2,512,000	2,362,931
Sempra, 3.80%, 02/01/2038	5,871,000	4,830,617
		145,878,350
Oil & Gas Exploration & Production–0.30%
Antero Resources Corp., 5.40%, 02/01/2036	2,453,000	2,373,388
Cameron LNG LLC, 3.70%, 01/15/2039(d)	6,519,000	5,394,779
ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,238,629
Diamondback Energy, Inc., 5.75%, 04/18/2054(c)	5,160,000	4,880,406
EOG Resources, Inc., 4.40%, 07/15/2028	2,163,000	2,155,169
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	21,570,000	22,488,882
		39,531,253
Oil & Gas Refining & Marketing–0.09%
Marathon Petroleum Corp., 5.13%, 12/15/2026	8,114,000	8,117,081
Valero Energy Corp., 4.00%, 06/01/2052(c)	5,068,000	3,651,769
		11,768,850
Principal Amount		Value
Oil & Gas Storage & Transportation–0.48%
Energy Transfer L.P.,
5.20%, 04/01/2030	$3,688,000	$3,711,652
6.40%, 12/01/2030	4,861,000	5,094,182
4.90%, 03/15/2035	3,640,000	3,455,999
5.30%, 04/01/2044	8,165,000	7,256,678
5.00%, 05/15/2050	7,684,000	6,298,286
Enterprise Products Operating LLC,
4.60%, 01/15/2031	4,281,000	4,221,852
6.45%, 09/01/2040	555,000	590,236
4.25%, 02/15/2048	7,354,000	5,787,611
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(d)	2,904,000	2,880,057
Kinder Morgan, Inc.,
5.15%, 06/01/2030	2,826,000	2,850,668
5.30%, 12/01/2034	4,203,000	4,151,559
MPLX L.P., 4.50%, 04/15/2038	8,564,000	7,580,401
Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	4,453,441
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	4,150,779
		62,483,401
Other Specialized REITs–0.13%
EPR Properties, 4.75%, 12/15/2026	17,525,000	17,525,613
Packaged Foods & Meats–0.12%
Mars, Inc.,
4.45%, 03/01/2027(d)	5,169,000	5,175,576
5.20%, 03/01/2035(d)	5,141,000	5,068,296
5.65%, 05/01/2045(d)	4,172,000	4,003,647
5.70%, 05/01/2055(d)	1,883,000	1,780,544
		16,028,063
Paper & Plastic Packaging Products & Materials–0.02%
International Paper Co., 6.00%, 11/15/2041(c)	2,855,000	2,837,908
Passenger Airlines–0.13%
American Airlines Pass-Through Trust, Series A, 4.90%, 05/11/2038	1,916,000	1,828,490
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(d)	2,146,000	2,109,275
5.31%, 10/20/2031(d)	2,458,000	2,384,006
Delta Air Lines, Inc., 4.95%, 07/10/2028	5,613,000	5,622,708
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	2,283,425	2,282,805
Series 2018-1, Class AA, 3.50%, 03/01/2030	3,282,089	3,149,902
		17,377,186
Passenger Ground Transportation–0.02%
Uber Technologies, Inc., 4.80%, 09/15/2035(c)	2,312,000	2,190,851
Pharmaceuticals–0.83%
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	9,800,000	9,672,330
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Equity and Income Fund

Principal Amount		Value
Pharmaceuticals–(continued)
Bayer US Finance LLC (Germany), 6.88%, 11/21/2053(c)(d)	$4,531,000	$4,706,920
Bristol-Myers Squibb Co., 4.13%, 06/15/2039	6,435,000	5,573,017
Haleon US Capital LLC, 4.00%, 03/24/2052(c)	2,954,000	2,201,724
Jazz Investments I Ltd., Conv., 1.88%, 09/15/2032(d)	34,509,000	34,698,799
Merck & Co., Inc., 5.85%, 05/22/2056	2,875,000	2,806,780
Novartis Capital Corp., 4.60%, 03/18/2033	6,412,000	6,248,270
Zoetis, Inc.,
Conv., 0.25%, 06/15/2029(d)	43,000,000	39,409,500
4.70%, 02/01/2043	4,101,000	3,550,918
		108,868,258
Property & Casualty Insurance–0.13%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,252,345
Markel Group, Inc.,
5.00%, 03/30/2043	4,185,000	3,678,406
5.00%, 05/20/2049	5,140,000	4,370,179
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	5,596,328
		16,897,258
Rail Transportation–0.45%
Canadian Pacific Railway Co. (Canada),
4.00%, 06/01/2028	22,439,000	22,206,771
3.00%, 12/02/2041	3,965,000	2,835,616
Norfolk Southern Corp.,
7.80%, 05/15/2027	10,815,000	11,077,218
3.40%, 11/01/2049	4,879,000	3,299,208
5.35%, 08/01/2054(c)	5,099,000	4,609,820
Union Pacific Corp.,
3.20%, 05/20/2041	10,131,000	7,653,893
4.15%, 01/15/2045	4,410,000	3,346,102
3.84%, 03/20/2060	5,560,000	3,812,029
		58,840,657
Regional Banks–0.04%
Citizens Financial Group, Inc., 6.65%, 04/25/2035(f)	3,122,000	3,286,523
Zions Bancorporation N.A., 4.48%, 02/09/2029(f)	2,205,000	2,184,049
		5,470,572
Reinsurance–0.06%
Global Atlantic (Fin) Co., 6.75%, 03/15/2054(c)(d)	2,423,000	2,250,763
PartnerRe Finance B LLC, 3.70%, 07/02/2029	5,795,000	5,601,032
		7,851,795
Restaurants–0.05%
Starbucks Corp., 3.55%, 08/15/2029(c)	7,440,000	7,195,911
Retail REITs–0.85%
Federal Realty OP L.P., Conv., 3.25%, 01/15/2029(d)	38,802,000	40,916,709
Principal Amount		Value
Retail REITs–(continued)
Kimco Realty OP LLC,
Conv., 3.50%, 06/15/2031(d)	$50,370,000	$49,954,447
3.20%, 04/01/2032	12,105,000	10,993,797
Regency Centers L.P.,
2.95%, 09/15/2029	7,960,000	7,537,775
4.65%, 03/15/2049	2,970,000	2,483,342
		111,886,070
Self-Storage REITs–0.03%
Extra Space Storage L.P., 5.70%, 04/01/2028	3,806,000	3,857,505
Semiconductors–1.33%
Broadcom, Inc.,
3.47%, 04/15/2034	6,975,000	5,986,639
5.20%, 07/15/2035	9,363,000	8,926,555
Foundry JV Holdco LLC, 6.20%, 01/25/2037(d)	7,949,000	8,153,152
Intel Corp., 6.13%, 05/15/2056	5,180,000	4,888,887
Marvell Technology, Inc., 2.45%, 04/15/2028	12,029,000	11,608,459
Microchip Technology, Inc., Conv., 0.75%, 06/01/2027(g)	72,645,000	74,646,370
Micron Technology, Inc., 3.37%, 11/01/2041	1,778,000	1,333,646
NVIDIA Corp., 5.55%, 06/15/2046	10,005,000	9,202,190
Penguin Solutions, Inc., Conv., 0.00%, 08/01/2031(d)(e)	56,933,000	49,118,946
		173,864,844
Specialized Finance–0.08%
State Street Bank and Trust Co., 4.59%, 11/25/2026	10,020,000	10,032,980
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	1,665,000	1,353,203
Systems Software–0.19%
Microsoft Corp., 3.50%, 02/12/2035(c)	4,259,000	3,838,326
Oracle Corp.,
4.80%, 09/26/2032(c)	6,693,000	6,190,792
3.60%, 04/01/2040	10,910,000	7,567,843
6.70%, 02/04/2056(c)	7,694,000	6,781,364
		24,378,325
Technology Hardware, Storage & Peripherals–0.18%
Apple, Inc., 3.35%, 02/09/2027	3,495,000	3,485,268
NetApp, Inc., 2.38%, 06/22/2027	20,718,000	20,381,886
		23,867,154
Telecom Tower REITs–0.10%
Crown Castle, Inc.,
2.50%, 07/15/2031	14,073,000	12,382,147
4.75%, 05/15/2047	470,000	386,869
		12,769,016
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Equity and Income Fund

Principal Amount		Value
Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039	$12,541,000	$12,355,826
Philip Morris International, Inc.,
4.75%, 02/12/2027	11,194,000	11,217,469
4.88%, 11/15/2043	8,162,000	7,190,841
		30,764,136
Transaction & Payment Processing Services–0.51%
Fiserv, Inc., 4.55%, 02/15/2031	3,213,000	3,104,449
Global Payments, Inc., Conv., 1.50%, 03/01/2031	68,839,000	64,157,948
		67,262,397
Wireless Telecommunication Services–0.20%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	6,610,000	5,523,767
T-Mobile USA, Inc.,
2.70%, 03/15/2032	10,676,000	9,376,861
3.40%, 10/15/2052	7,422,000	4,579,593
6.00%, 06/15/2054	3,234,000	3,016,080
5.88%, 11/15/2055	4,293,000	3,935,158
		26,431,459
Total U.S. Dollar Denominated Bonds & Notes (Cost $3,014,671,179)		2,981,830,534
U.S. Treasury Securities–7.85%
U.S. Treasury Bills–0.01%
3.63%, 09/17/2026(h)(i)	1,225,000	1,223,021
U.S. Treasury Bonds–0.43%
5.13%, 08/15/2046	24,177,800	23,849,133
5.00%, 05/15/2056	33,532,700	32,324,999
		56,174,132
U.S. Treasury Notes–7.41%
4.13%, 08/31/2028	305,164,000	303,918,311
4.25%, 08/15/2029	116,100,700	115,615,435
4.38%, 08/31/2031	314,387,100	312,704,639
4.50%, 08/31/2033	151,345,000	150,363,622
4.63%, 08/15/2036	90,494,300	89,624,706
		972,226,713
Total U.S. Treasury Securities (Cost $1,030,308,322)		1,029,623,866
Shares
Preferred Stocks–0.34%
Oil & Gas Storage & Transportation–0.34%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd. (Cost $30,200,612)(j)	875,900	44,320,540
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.11%
Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
6.75%, 03/15/2031	$7,000,000	7,645,295
5.50%, 02/01/2037	3	2
		7,645,297
Principal Amount		Value
Federal National Mortgage Association (FNMA)–0.05%
6.63%, 11/15/2030	$6,315,000	$6,825,065
7.00%, 07/01/2032	2,164	2,267
		6,827,332
Government National Mortgage Association (GNMA)–0.00%
7.50%, 12/20/2030	183	188
8.00%, 01/20/2031	219	225
		413
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,455,734)		14,473,042

Municipal Obligations–0.03%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,533,000)	4,533,000	4,726,648
Shares
Money Market Funds–3.22%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(j)(k)	149,662,999	149,662,999
Invesco Treasury Portfolio, Institutional Class, 3.66%(j)(k)	272,898,121	272,898,121
Total Money Market Funds (Cost $422,561,118)		422,561,120
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.74% (Cost $9,703,561,257)		13,084,472,003
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.81%
Invesco Private Government Fund, 3.73%(j)(k)(l)	57,925,020	57,925,020
Invesco Private Prime Fund, 3.82%(j)(k)(l)	179,163,668	179,199,501
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $237,121,631)		237,124,521
TOTAL INVESTMENTS IN SECURITIES–101.55% (Cost $9,940,682,888)		13,321,596,524
OTHER ASSETS LESS LIABILITIES—(1.55)%		(203,766,043)
NET ASSETS–100.00%		$13,117,830,481
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Equity and Income Fund

Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $949,361,753, which represented 7.24% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$149,075,603	$921,361,441	$(920,774,045)	$-	$-	$149,662,999	$8,249,854
Invesco Treasury Portfolio, Institutional Class	271,807,244	1,711,099,820	(1,710,008,943)	-	-	272,898,121	14,998,296
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	69,681,063	1,058,145,248	(1,069,901,291)	-	-	57,925,020	1,775,675*
Invesco Private Prime Fund	180,984,644	1,867,471,112	(1,869,238,288)	(6,094)	(11,873)	179,199,501	4,970,971*
Investments in Other Affiliates:
El Paso Energy Capital Trust I, Conv. Pfd.	43,050,485	-	-	1,270,055	-	44,320,540	2,080,263
Total	$714,599,039	$5,558,077,621	$(5,569,922,567)	$1,263,961	$(11,873)	$704,006,181	$32,075,059

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 5 Year Notes	51	December-2026	$(5,390,859)	$22,667	$22,667
U.S. Treasury 10 Year Notes	151	December-2026	(16,256,094)	82,450	82,450
U.S. Treasury Ultra Bonds	127	December-2026	(13,973,969)	163,603	163,603
Total Futures Contracts				$268,720	$268,720

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/30/2026	Bank of New York Mellon (The)	EUR	62,701,470	USD	73,313,907	$403,657
09/30/2026	Bank of New York Mellon (The)	USD	1,529,118	EUR	1,318,527	4,086
09/30/2026	Bank of New York Mellon (The)	USD	1,140,348	GBP	842,446	1,201
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/30/2026	State Street Bank & Trust Co.	GBP	48,026,463	USD	65,554,873	$477,030
Subtotal—Appreciation						885,974
Currency Risk
09/30/2026	Bank of New York Mellon (The)	USD	944,636	GBP	695,019	(2,857)
Total Forward Foreign Currency Contracts						$883,117

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Equity and Income Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $9,250,799,527)*	$12,617,590,343
Investments in affiliates, at value (Cost $689,883,361)	704,006,181
Other investments:
Variation margin receivable — futures contracts	129,486
Unrealized appreciation on forward foreign currency contracts outstanding	885,974
Foreign currencies, at value and cost	1,160
Receivable for:
Investments sold	804,552,227
Fund shares sold	3,177,198
Dividends	13,382,123
Interest	28,038,079
Investment for trustee deferred compensation and retirement plans	1,339,420
Other assets	107,130
Total assets	14,173,209,321
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,857
Payable for:
Investments purchased	789,247,699
Fund shares reacquired	7,619,277
Amount due to custodian	13,224,175
Collateral upon return of securities loaned	237,121,631
Accrued fees to affiliates	6,246,026
Accrued trustees’ and officers’ fees and benefits	26,843
Accrued other operating expenses	509,826
Trustee deferred compensation and retirement plans	1,380,506
Total liabilities	1,055,378,840
Net assets applicable to shares outstanding	$13,117,830,481
Net assets consist of:
Shares of beneficial interest	$9,187,002,586
Distributable earnings	3,930,827,895
$13,117,830,481
Net Assets:
Class A	$11,021,506,253
Class C	$128,290,494
Class R	$136,896,998
Class Y	$762,766,768
Class R5	$130,660,984
Class R6	$937,708,984
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	927,685,006
Class C	11,106,147
Class R	11,420,916
Class Y	64,206,959
Class R5	10,997,203
Class R6	78,954,751
Class A:
Net asset value per share	$11.88
Maximum offering price per share (Net asset value of $11.88 ÷ 94.50%)	$12.57
Class C:
Net asset value and offering price per share	$11.55
Class R:
Net asset value and offering price per share	$11.99
Class Y:
Net asset value and offering price per share	$11.88
Class R5:
Net asset value and offering price per share	$11.88
Class R6:
Net asset value and offering price per share	$11.88

*	At August 31, 2026, securities with an aggregate value of $230,247,680 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Equity and Income Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$136,186,341
Dividends (net of foreign withholding taxes of $546,048)	152,231,699
Dividends from affiliates (includes net securities lending income of $419,093)	25,747,506
Total investment income	314,165,546
Expenses:
Advisory fees	45,502,961
Administrative services fees	1,844,750
Custodian fees	68,113
Distribution fees:
Class A	26,936,592
Class C	1,362,036
Class R	669,016
Transfer agent fees — A, C, R and Y	15,206,900
Transfer agent fees — R5	172,128
Transfer agent fees — R6	275,275
Trustees’ and officers’ fees and benefits	121,520
Registration and filing fees	212,196
Reports to shareholders	1,373,046
Professional services fees	148,806
Other	113,639
Total expenses	94,006,978
Less: Fees waived and/or expenses reimbursed	(689,797)
Net expenses	93,317,181
Net investment income	220,848,365
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	820,787,369
Affiliated investment securities	(11,873)
Foreign currencies	1,067,202
Forward foreign currency contracts	(1,697,773)
Futures contracts	1,265,145
821,410,070
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	650,678,453
Affiliated investment securities	1,263,961
Foreign currencies	(1,122)
Forward foreign currency contracts	3,279,769
Futures contracts	251,789
655,472,850
Net realized and unrealized gain	1,476,882,920
Net increase in net assets resulting from operations	$1,697,731,285
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Equity and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$220,848,365	$230,100,122
Net realized gain	821,410,070	706,901,937
Change in net unrealized appreciation	655,472,850	142,738,876
Net increase in net assets resulting from operations	1,697,731,285	1,079,740,935
Distributions to shareholders from distributable earnings:
Class A	(702,575,086)	(806,741,236)
Class C	(8,829,786)	(13,584,629)
Class R	(8,254,007)	(9,359,016)
Class Y	(49,746,601)	(58,795,913)
Class R5	(12,096,700)	(15,418,720)
Class R6	(63,838,984)	(77,007,814)
Total distributions from distributable earnings	(845,341,164)	(980,907,328)
Share transactions–net:
Class A	(211,298,488)	72,419,981
Class C	(36,460,412)	(44,489,750)
Class R	(383,274)	3,414,099
Class Y	(6,228,430)	(16,089,913)
Class R5	(69,350,011)	(20,603,344)
Class R6	(22,405,888)	(62,842,421)
Net increase (decrease) in net assets resulting from share transactions	(346,126,503)	(68,191,348)
Net increase in net assets	506,263,618	30,642,259
Net assets:
Beginning of year	12,611,566,863	12,580,924,604
End of year	$13,117,830,481	$12,611,566,863
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$11.14	$0.19	$1.31	$1.50	$(0.20)	$(0.56)	$(0.76)	$11.88	14.00%	$11,021,506	0.75%	0.76%	1.69%	133%
Year ended 08/31/25	11.04	0.20	0.77	0.97	(0.22)	(0.65)	(0.87)	11.14	9.16	10,518,838	0.75	0.76	1.82	136
Year ended 08/31/24	10.11	0.21	1.41	1.62	(0.20)	(0.49)	(0.69)	11.04	16.93	10,359,368	0.77	0.78	2.00	139
Year ended 08/31/23	10.27	0.20	0.33	0.53	(0.22)	(0.47)	(0.69)	10.11	5.26	9,563,997	0.77	0.78	1.99	142
Year ended 08/31/22	12.52	0.14	(0.83)	(0.69)	(0.16)	(1.40)	(1.56)	10.27	(6.36)	9,654,157	0.78	0.78	1.25	152
Class C
Year ended 08/31/26	10.84	0.11	1.27	1.38	(0.11)	(0.56)	(0.67)	11.55	13.22 (d)	128,290	1.45 (d)	1.46 (d)	0.99 (d)	133
Year ended 08/31/25	10.76	0.11	0.75	0.86	(0.13)	(0.65)	(0.78)	10.84	8.33 (d)	155,749	1.49 (d)	1.50 (d)	1.08 (d)	136
Year ended 08/31/24	9.86	0.13	1.38	1.51	(0.12)	(0.49)	(0.61)	10.76	16.13 (d)	200,569	1.51 (d)	1.52 (d)	1.26 (d)	139
Year ended 08/31/23	10.03	0.12	0.32	0.44	(0.14)	(0.47)	(0.61)	9.86	4.43 (d)	230,928	1.50 (d)	1.51 (d)	1.26 (d)	142
Year ended 08/31/22	12.25	0.06	(0.81)	(0.75)	(0.07)	(1.40)	(1.47)	10.03	(7.01)	275,540	1.53	1.53	0.50	152
Class R
Year ended 08/31/26	11.23	0.16	1.33	1.49	(0.17)	(0.56)	(0.73)	11.99	13.80	136,897	1.00	1.01	1.44	133
Year ended 08/31/25	11.13	0.17	0.77	0.94	(0.19)	(0.65)	(0.84)	11.23	8.82	128,284	1.00	1.01	1.57	136
Year ended 08/31/24	10.18	0.18	1.44	1.62	(0.18)	(0.49)	(0.67)	11.13	16.74	123,727	1.02	1.03	1.75	139
Year ended 08/31/23	10.35	0.18	0.31	0.49	(0.19)	(0.47)	(0.66)	10.18	4.87	103,247	1.02	1.03	1.74	142
Year ended 08/31/22	12.59	0.11	(0.82)	(0.71)	(0.13)	(1.40)	(1.53)	10.35	(6.48)	96,887	1.03	1.03	1.00	152
Class Y
Year ended 08/31/26	11.14	0.22	1.31	1.53	(0.23)	(0.56)	(0.79)	11.88	14.30	762,767	0.50	0.51	1.94	133
Year ended 08/31/25	11.04	0.22	0.77	0.99	(0.24)	(0.65)	(0.89)	11.14	9.43	720,445	0.50	0.51	2.07	136
Year ended 08/31/24	10.11	0.23	1.42	1.65	(0.23)	(0.49)	(0.72)	11.04	17.23	731,531	0.52	0.53	2.25	139
Year ended 08/31/23	10.27	0.22	0.33	0.55	(0.24)	(0.47)	(0.71)	10.11	5.54	706,187	0.52	0.53	2.24	142
Year ended 08/31/22	12.52	0.17	(0.83)	(0.66)	(0.19)	(1.40)	(1.59)	10.27	(6.12)	702,847	0.53	0.53	1.50	152
Class R5
Year ended 08/31/26	11.14	0.22	1.31	1.53	(0.23)	(0.56)	(0.79)	11.88	14.32	130,661	0.47	0.48	1.97	133
Year ended 08/31/25	11.05	0.23	0.76	0.99	(0.25)	(0.65)	(0.90)	11.14	9.38	189,238	0.47	0.48	2.10	136
Year ended 08/31/24	10.11	0.24	1.42	1.66	(0.23)	(0.49)	(0.72)	11.05	17.39	208,168	0.48	0.49	2.29	139
Year ended 08/31/23	10.28	0.23	0.32	0.55	(0.25)	(0.47)	(0.72)	10.11	5.48	201,310	0.47	0.48	2.29	142
Year ended 08/31/22	12.52	0.18	(0.82)	(0.64)	(0.20)	(1.40)	(1.60)	10.28	(5.98)	218,033	0.48	0.48	1.55	152
Class R6
Year ended 08/31/26	11.13	0.23	1.32	1.55	(0.24)	(0.56)	(0.80)	11.88	14.51	937,709	0.40	0.41	2.04	133
Year ended 08/31/25	11.04	0.23	0.77	1.00	(0.26)	(0.65)	(0.91)	11.13	9.46	899,012	0.40	0.41	2.17	136
Year ended 08/31/24	10.10	0.24	1.43	1.67	(0.24)	(0.49)	(0.73)	11.04	17.48	957,561	0.41	0.42	2.36	139
Year ended 08/31/23	10.27	0.24	0.31	0.55	(0.25)	(0.47)	(0.72)	10.10	5.56	895,499	0.40	0.41	2.36	142
Year ended 08/31/22	12.52	0.18	(0.83)	(0.65)	(0.20)	(1.40)	(1.60)	10.27	(6.01)	844,958	0.41	0.41	1.62	152

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95%, 0.99%, 0.99% and 0.98% for the years ended August 31, 2026, 2025, 2024 and 2023, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Equity and Income Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
16
Invesco Equity and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the
17
Invesco Equity and Income Fund

loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $5,958 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
18
Invesco Equity and Income Fund

N.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.35%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $689,797.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $1,954,347 in front-end sales commissions from the sale of Class A shares and $29,661 and $8,866 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $138,176 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount
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Invesco Equity and Income Fund

rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$8,407,003,932	$179,932,321	$—	$8,586,936,253
U.S. Dollar Denominated Bonds & Notes	—	2,981,830,534	—	2,981,830,534
U.S. Treasury Securities	—	1,029,623,866	—	1,029,623,866
Preferred Stocks	44,320,540	—	—	44,320,540
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	14,473,042	—	14,473,042
Municipal Obligations	—	4,726,648	—	4,726,648
Money Market Funds	422,561,120	237,124,521	—	659,685,641
Total Investments in Securities	8,873,885,592	4,447,710,932	—	13,321,596,524
Other Investments - Assets*
Futures Contracts	268,720	—	—	268,720
Forward Foreign Currency Contracts	—	885,974	—	885,974
	268,720	885,974	—	1,154,694
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(2,857)	—	(2,857)
Total Other Investments	268,720	883,117	—	1,151,837
Total Investments	$8,874,154,312	$4,448,594,049	$—	$13,322,748,361

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$268,720	$268,720
Unrealized appreciation on forward foreign currency contracts outstanding	885,974	—	885,974
Total Derivative Assets	885,974	268,720	1,154,694
Derivatives not subject to master netting agreements	—	(268,720)	(268,720)
Total Derivative Assets subject to master netting agreements	$885,974	$—	$885,974

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(2,857)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(2,857)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
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Invesco Equity and Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$408,944	$(2,857)	$406,087	$—	$—	$406,087
State Street Bank & Trust Co.	477,030	−	477,030	—	—	477,030
Total	$885,974	$(2,857)	$883,117	$—	$—	$883,117
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(1,697,773)	$-	$(1,697,773)
Futures contracts	-	1,265,145	1,265,145
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,279,769	-	3,279,769
Futures contracts	-	251,789	251,789
Total	$1,581,996	$1,516,934	$3,098,930
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$226,680,536	$39,975,257

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$267,300,862	$310,411,425
Long-term capital gain	578,040,302	670,495,903
Total distributions	$845,341,164	$980,907,328

*	Includes short-term capital gain distributions, if any.

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Invesco Equity and Income Fund

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$35,988,673
Undistributed long-term capital gain	592,652,575
Net unrealized appreciation — investments	3,302,830,781
Net unrealized appreciation — foreign currencies	13,599
Temporary book/tax differences	(657,733)
Shares of beneficial interest	9,187,002,586
Total net assets	$13,117,830,481
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and equity securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $3,397,158,140 and $4,438,603,543, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,534,385,034
Aggregate unrealized (depreciation) of investments	(231,554,253)
Net unrealized appreciation of investments	$3,302,830,781
Cost of investments for tax purposes is $10,019,917,580.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of contingent payment debt instruments, equalization and amortization and accretion on debt securities, on August 31, 2026, undistributed net investment income was increased by $10,051,710, undistributed net realized gain was decreased by $44,667,709 and shares of beneficial interest was increased by $34,615,999. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	54,312,900	$618,676,395	64,497,717	$694,744,523
Class C	1,744,544	19,260,703	2,211,762	23,176,983
Class R	1,914,262	21,950,605	2,097,803	22,702,441
Class Y	8,915,971	101,889,720	10,804,111	115,908,122
Class R5	950,048	10,832,734	1,217,289	13,124,832
Class R6	10,460,813	118,857,987	12,563,057	135,854,807
Issued as reinvestment of dividends:
Class A	58,969,002	652,558,759	70,295,490	752,707,479
Class C	776,032	8,349,330	1,229,741	12,834,098
Class R	737,090	8,228,656	863,498	9,330,658
Class Y	3,604,262	39,855,984	4,640,928	49,695,930
Class R5	1,093,824	12,096,700	1,439,525	15,418,720
Class R6	5,540,277	61,232,282	6,993,256	74,833,447
Automatic conversion of Class C shares to Class A shares:
Class A	3,093,370	35,148,756	4,485,751	48,131,015
Class C	(3,179,128)	(35,148,756)	(4,605,470)	(48,131,015)
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Invesco Equity and Income Fund

Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(133,342,045)	$(1,517,682,398)	(132,643,618)	$(1,423,163,036)
Class C	(2,607,177)	(28,921,689)	(3,098,930)	(32,369,816)
Class R	(2,654,539)	(30,562,535)	(2,652,912)	(28,619,000)
Class Y	(13,014,154)	(147,974,134)	(16,982,754)	(181,693,965)
Class R5	(8,039,432)	(92,279,445)	(4,509,698)	(49,146,896)
Class R6	(17,804,780)	(202,496,157)	(25,517,942)	(273,530,675)
Net increase (decrease) in share activity	(28,528,860)	$(346,126,503)	(6,671,396)	$(68,191,348)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

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Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the first quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three, and five year periods.  The Board noted that underperformance over the three-year period was due to the Fund’s value investment style, which lagged versus core investment styles.  It was also
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Invesco Equity and Income Fund

noted that most funds in the Fund’s peer category are core strategies from a style perspective. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2025.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent
26
Invesco Equity and Income Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
27
Invesco Equity and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$612,656,302
Qualified Dividend Income*	56.83%
Corporate Dividends Received Deduction*	49.60%
U.S. Treasury Obligations*	16.48%
Qualified Business Income*	0.00%
Business Interest Income*	38.98%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$42,097,845
28
Invesco Equity and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
29
Invesco Equity and Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-EQI-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Floating Rate ESG Fund
Nasdaq:
A: AFRAX ■ C: AFRCX ■ R: AFRRX ■ Y: AFRYX ■ R5: AFRIX ■ R6: AFRFX

2	Consolidated Schedule of Investments
19	Consolidated Financial Statements
23	Consolidated Financial Highlights
24	Notes to Consolidated Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Approval of Investment Advisory and Sub-Advisory Contracts
38	Tax Information
39	Other Information Required in Form N-CSR (Items 8-11)

Consolidated Schedule of Investments
August 31, 2026
	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–86.33%(b)(c)
Aerospace & Defense–1.36%
Element Materials Tech Group, Inc., Term Loan (3 mo. Term SOFR + 3.50%)	7.23%	07/06/2029	$2,445	$2,460,907
Fairbanks Morse Defense (Arcline FM Holding LLC), Term Loan B(d)	–	06/23/2030	732	736,376
KKR Apple Bidco LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	09/23/2031	4,426	4,448,851
Modern Aviation FBO Holdings LLC, Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	06/30/2033	1,380	1,389,052
OneSky Flight LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.40%	02/04/2033	2,164	2,173,576
PennAero (Takeoff Buyer, Inc.)
Delayed Draw Term Loan(e)	0.00%	03/16/2033	246	247,702
Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	03/16/2033	1,540	1,548,141
Propulsion (BC) Newco LLC (aka ITP Aero) (Spain), Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	12/01/2032	3,405	3,424,927
Rand Parent LLC (Atlas Air), First Lien Incremental Term Loan B (3 mo. Term SOFR + 3.00%)	6.82%	03/18/2030	8,195	8,240,127
				24,669,659
Air Transport–1.15%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.)
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	04/20/2028	11,260	11,275,045
Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	05/28/2032	1,015	1,017,030
American Airlines, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.76%	05/20/2033	3,614	3,609,065
Stonepeak Nile Parent LLC, Term Loan B (3 mo. Term SOFR + 2.00%)	5.66%	04/09/2032	4,506	4,513,050
WestJet Airlines Ltd. (Canada), Term Loan(d)	–	02/14/2031	451	436,676
				20,850,866
Automotive–3.14%
Adient PLC, Term Loan B-2 (1 mo. Term SOFR + 2.00%)	5.69%	01/31/2031	1,591	1,597,559
American Axle & Manufacturing, Inc., Term Loan C (3 mo. Term SOFR + 3.25%)	6.92%	02/03/2033	1,816	1,823,822
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	7.80%	04/06/2028	4,372	4,376,143
Belron Group S.A. (United Kingdom), Term Loan (3 mo. Term SOFR + 2.00%)	5.76%	10/16/2031	6,312	6,333,169
DexKo Global Inc., Term Loan B (3 mo. Term SOFR + 5.00%)	8.82%	10/04/2031	1,865	1,813,157
Highline Aftermarket Acquisition LLC, Term Loan B (6 mo. Term SOFR + 3.50%)	7.23%	02/19/2030	9,027	9,094,254
Lippert Components, Inc., Term Loan (1 mo. Term SOFR + 2.25%)(f)	5.94%	03/25/2032	4,109	4,123,958
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (1 mo. Term SOFR + 2.50%)	6.19%	04/23/2031	6,951	6,956,316
Mavis Tire Express Services Topco Corp., Term Loan (3 mo. Term SOFR + 3.25%)	6.67%	05/04/2028	6,632	6,636,728
Mavis Tire Express Services Topco, Corp., Term Loan B (6 mo. Term SOFR + 3.25%)	6.92%	05/06/2033	2,615	2,617,380
OPENLANE, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)(f)	6.26%	10/08/2032	2,706	2,719,410
Paint Intermediate III LLC, First Lien Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	6.27%	10/09/2031	4,988	5,005,581
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	07/16/2031	3,830	3,784,557
				56,882,034
Beverage & Tobacco–0.32%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.21%	07/04/2033	5,626	5,650,873
Savor Acquisition, Inc. (Sauer Brands), Term Loan B (3 mo. Term SOFR + 3.00%)	6.82%	02/19/2032	111	112,057
				5,762,930
Brokers, Dealers & Investment Houses–1.35%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	11/24/2032	2,591	2,559,440
Creative Planning (CPI Holdco B LLC), Incremental Term Loan (1 mo. Term SOFR + 2.00%)	5.69%	05/17/2031	7,508	7,508,562
Envestnet, Inc. (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	11/25/2031	1,912	1,902,666
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)
Delayed Draw Term Loan(e)	0.00%	08/16/2032	1,161	1,166,812
Term Loan B (3 mo. Term SOFR + 3.50%)	7.23%	08/16/2032	6,765	6,800,017
Orion US Finco (OSTTRA), Second Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.26%	10/10/2033	1,140	1,135,462
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Brokers, Dealers & Investment Houses–(continued)
OSTTRA Group Ltd., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	6.75%	10/08/2032		$3,405	$3,415,423
					24,488,382
Building & Development–4.47%
Chariot Buyer LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	09/08/2032		7,478	7,497,046
Construction Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	11/03/2031		6,056	6,084,020
Empire Today LLC, Term Loan (3 mo. Term SOFR + 5.50%) (Acquired 05/01/2026; Cost $3,223,250)(f)(g)	9.31%	05/03/2032		3,223	3,223,250
Green Infrastructure Partners (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	09/24/2032		3,174	3,186,876
Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.73%	06/17/2031		4,134	3,622,904
Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	12/22/2031		7,993	8,046,659
Second Lien Term Loan (3 mo. Term SOFR + 6.50%)	10.23%	12/22/2032		1,544	1,561,735
Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.60%) (Acquired 09/11/2023-10/17/2023; Cost $5,742,669)(f)(g)	7.42%	04/03/2028		6,170	3,328,822
IPS Corp./CP Iris Holdco
Delayed Draw Term Loan(e)	0.00%	10/27/2032		113	109,864
Term Loan B (3 mo. Term SOFR + 4.00%)	7.69%	10/27/2032		3,821	3,726,832
Jupiter Borrower, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.50%	06/30/2033		9,353	9,409,293
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.98%	04/29/2029		6,438	4,379,540
Pinnacle Buyer LLC (Summit Cos.)
Delayed Draw Term Loan(e)	0.00%	10/01/2032		220	221,365
Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	10/01/2032		1,142	1,148,220
Pye-Barker Fire and Safety LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	12/16/2032		131	131,338
Delayed Draw Term Loan(e)	0.00%	12/16/2032		702	705,620
Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	12/16/2032		5,572	5,601,184
Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	03/19/2029		2,303	2,311,092
Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.94%	04/14/2031		4,340	4,351,708
QXO Building Products, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	07/01/2033		3,883	3,883,427
QXO/Beacon Roofing, Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	04/30/2032		2,440	2,440,414
TAMKO Building Products LLC, Term Loan B (6 mo. Term SOFR + 2.75%)	6.54%	09/20/2030		3,817	3,638,318
Tecta America Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	02/18/2032		2,269	2,280,194
					80,889,721
Business Equipment & Services–8.48%
Allied Universal Holdco LLC (Luxembourg), Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	08/20/2032		8,184	8,227,493
Allspring Buyer LLC, Term Loan B(d)	–	11/01/2030		1,845	1,855,622
Azuria Water Solutions, Inc
Delayed Draw Term Loan(d)	–	04/25/2033		114	114,013
Delayed Draw Term Loan(e)	0.00%	04/25/2033		181	180,980
Term Loan (1 mo. Term SOFR + 2.75%)	0.00%	04/25/2033		4,244	4,236,525
Cloud Software Group, Inc.
Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	08/13/2032		2,436	2,323,552
Term Loan B-2 (3 mo. Term SOFR + 3.25%)	6.98%	03/21/2031		2,928	2,807,345
Clover Holdings 2 LLC, Term Loan B (3 mo. Term SOFR + 3.75%)	7.39%	12/09/2031		1,832	1,807,301
Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	11.51%	02/12/2029		1,329	1,208,549
Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	02/10/2028		5,731	5,577,924
Emma Buyer LLC (Emerald Exposition)
Delayed Draw Term Loan(e)	0.00%	06/17/2033		112	112,864
Term Loan B (3 mo. Term SOFR + 3.50%)	7.19%	06/17/2033		1,084	1,089,137
Garda World Security Corp. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.51%	02/01/2029		10,051	10,065,560
GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.50%)	7.19%	05/12/2028		14,421	13,578,984
Heron BidCo, LLC (Heidrick & Struggles International Inc), Term Loan B (3 mo. Term SOFR + 3.75%)	7.73%	12/10/2032		4,837	4,872,604
Hillman Group, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.66%	07/22/2033		705	706,423
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	8.14%	10/25/2029	EUR	8,720	4,693,804
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	7.81%	08/11/2028		6,029	4,586,354
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
LSF 12 Phoenix Holdco, LLC (dba Alliance Ground International), Term Loan B (1 mo. Term SOFR + 4.50%)(f)	8.19%	03/25/2033		$2,621	$2,627,141
Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023-02/16/2024; Cost $17,773,084)(f)(g)	11.49%	06/30/2028		17,744	17,736,762
Nuvei Tech Corp, Pivotal Refi L.P., Nuvei Tech, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	11/17/2031		5,654	5,542,517
OCM System One Buyer CTB LLC, Term Loan B(d)(f)	–	08/17/2033		4,027	4,016,788
Orchid Merger Sub II LLC, Term Loan (6 mo. Term SOFR + 5.00%)(f)	9.04%	01/14/2031		3,737	3,102,756
Prime Security Services Borrower LLC, Term Loan (1 mo. Term SOFR + 2.00%)	5.66%	10/13/2030		402	402,037
Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	09/30/2031		5,432	4,331,927
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	06/25/2032		6,271	6,293,085
Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	11/05/2032		4,353	4,376,849
Socotec (Holding SAS) (France), Term Loan (3 mo. Term SOFR + 2.75%)	6.37%	06/02/2031		1,246	1,250,212
Spin Holdco Inc.
Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	09/04/2030		27,246	19,181,392
Term Loan B (3 mo. Term SOFR + 5.43%)	9.18%	09/28/2030		7,132	7,366,955
team.blue Finco S.a.r.l. (Netherlands), Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	07/12/2032		897	877,444
UnitedLex Corp.
Delayed Draw Term Loan (3 mo. Term SOFR + 6.75%)(f)	10.72%	09/30/2026		124	123,895
Term Loan(f)(h)	0.00%	03/20/2027		1,413	220,378
Veritext Corp., Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	08/09/2030		2,810	2,779,873
VFS Global (Switzerland), Term Loan B (6 mo. Term SOFR + 2.50%)	6.19%	10/07/2032		5,179	5,192,426
					153,467,471
Cable & Satellite Television–3.18%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	10/31/2027	EUR	1,346	1,012,625
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	11/01/2027	EUR	3,082	2,318,410
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B-5 (1 mo. Term SOFR + 2.61%)	6.30%	09/01/2028		2,296	2,152,116
Term Loan B-1 (1 mo. Term SOFR + 3.25%)	6.94%	09/18/2030		4,667	3,823,287
Charter Communications Operating LLC, Term Loan B-5 (1 mo. Term SOFR + 2.25%)	5.98%	12/15/2031		2,219	2,185,901
SFR-Numericable (YPSO, Altice France) (France)
Term Loan B-11 (3 mo. Term SOFR + 4.13%)	7.87%	04/30/2028		1,108	1,111,269
Term Loan B-12 (3 mo. Term SOFR + 5.06%)	8.82%	10/30/2028		3,615	3,628,237
Term Loan B-13 (3 mo. Term SOFR + 5.38%)	9.13%	05/14/2029		7,910	7,954,183
Term Loan B-14 (3 mo. EURIBOR + 6.88%)	9.29%	05/30/2031	EUR	5,075	5,975,248
UPC - LG (Sunrise), Term Loan AAA (6 mo. Term SOFR + 2.50%)	6.34%	02/15/2032		11,714	11,613,431
Virgin Media 02 - LG (United Kingdom)
Term Loan Q (1 mo. Term SOFR + 3.36%)	7.00%	01/31/2029		6,724	6,362,199
Term Loan Y (6 mo. Term SOFR + 3.28%)	6.97%	03/31/2031		10,677	9,325,841
					57,462,747
Chemicals & Plastics–6.19%
A&R Logistics Holdings, Inc. (Quantix)
Revolver Loan(d)(f)	–	07/17/2031		79	79,329
Revolver Loan(d)(f)	–	07/17/2031		40	39,665
Revolver Loan(e)(f)	0.00%	07/17/2031		397	396,645
Revolver Loan(e)(f)	0.00%	07/17/2031		793	793,290
Term Loan A (3 mo. Term SOFR + 6.90%)(f)	6.75%	07/17/2031		576	575,873
Term Loan B (3 mo. Term SOFR + 6.90%)(f)	6.75%	07/17/2031		7,369	7,369,491
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	8.98%	12/14/2029		4,847	4,623,533
Ascend Performance Materials Operations LLC, Term Loan (Acquired 12/19/2025-06/30/2026; Cost $3,784,027)(f)(g)	8.00%	12/19/2030		4,094	6,038,267
BASF Coatings (Jersey), Term Loan (3 mo. Term SOFR + 3.50%)	7.24%	06/29/2033		1,689	1,702,103
Castrol (SP Motion Holdco EUR/Stonepeak Motion Finco LLC USD) (United Kingdom), Term Loan B(d)	–	06/24/2033		5,805	5,835,115
Derby Buyer LLC (Delrin), Term Loan (1 mo. Term SOFR + 2.75%)	6.39%	11/01/2030		3,555	3,577,044
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Flint Group (ColourOz Inv) (Germany)
Term Loan (3 mo. EURIBOR + 6.00%)(f)	8.48%	12/31/2027	EUR	338	$398,664
Term Loan B (3 mo. EURIBOR + 4.25%)	6.73%	12/31/2026	EUR	8,187	9,010,237
Term Loan B (3 mo. Term SOFR + 5.00%)	8.26%	09/30/2028		$2,023	1,913,624
Fortis 333, Inc. (Ineos Composites), Term Loan B (3 mo. Term SOFR + 3.00%)	6.98%	03/27/2032		816	820,248
Hexion International Holdings B.V., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	03/15/2029		4,649	4,593,107
Ineos Quattro (STYRO) (United Kingdom)
Term Loan B (1 mo. EURIBOR + 4.50%)	6.75%	04/02/2029	EUR	350	338,387
Term Loan B (1 mo. Term SOFR + 4.35%)	8.04%	04/02/2029		6,694	5,642,600
Term Loan B (1 mo. Term SOFR + 3.85%)	7.54%	03/14/2030		1,054	842,727
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	02/18/2030		4,559	4,324,064
Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	02/07/2031		5,553	5,184,936
Lummus Technology Holdings V LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/31/2029		1,719	1,718,536
Nouryon Finance B.V., Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	07/08/2031		1,831	1,841,074
Olympus Water US Holding Corp., First Lien Term Loan(d)	–	06/20/2031		1,821	1,824,056
Oxea Corp. (OQ Chemicals) (Oman)
Term Loan B-1 (3 mo. EURIBOR + 4.75%) (Acquired 09/30/2024-07/06/2026; Cost $10,828,913)(g)	7.09%	04/08/2031	EUR	10,652	8,521,749
Term Loan B-2 (3 mo. Term SOFR + 4.85%) (Acquired 01/30/2024-07/06/2026; Cost $7,318,228)(g)	8.60%	04/08/2031		7,415	4,961,782
SCIL USA Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.00%)(f)	7.76%	11/08/2032		3,785	3,818,021
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%)(f)	9.88%	01/02/2029		1,451	1,352,372
Revolver Loan(e)(f)	0.00%	01/02/2029		1,371	1,277,887
Term Loan (3 mo. Term SOFR + 5.90%)(f)	9.63%	01/02/2029		22,451	20,924,131
Windsor Holdings III LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	08/01/2030		1,739	1,749,514
					112,088,071
Clothing & Textiles–0.71%
ABG Intermediate Holdings 2 LLC
Incremental Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	02/13/2032		5,160	5,175,184
Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	12/21/2028		2,102	2,109,610
Tory Burch LLC, Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	04/30/2031		1,832	1,847,775
Varsity Brands, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	08/26/2031		3,653	3,659,605
					12,792,174
Conglomerates–0.22%
CoorsTek, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	10/28/2032		3,974	3,996,428
Containers & Glass Products–3.86%
Berlin Packaging LLC, Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	06/07/2031		4,960	4,946,737
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	04/01/2032		6,126	6,049,963
Consolidated Container Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/11/2031		1,881	1,838,297
Graham Packaging Co., Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	01/26/2033		2,913	2,923,554
Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.85%)	8.67%	06/28/2028		4,985	4,813,939
Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-01/23/2025; Cost $13,933,218)(f)(g)	10.49%	11/22/2027		14,210	13,607,324
Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	8.91%	10/04/2028		5,113	5,159,483
Term Loan A-2 (1 mo. Term SOFR + 3.86%)	7.52%	10/04/2028		7,008	5,784,631
Plastipak Packaging, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	09/24/2032		2,921	2,931,458
Pregis Corp., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/01/2029		4,561	4,596,047
Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.50%)	6.24%	07/12/2032		3,976	3,991,352
Sword Purchaser LLC, Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/09/2033		7,599	7,528,017
TricorBraun, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	03/03/2031		3,228	2,931,076
Trident TPI Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	09/15/2028		2,824	2,771,658
					69,873,536
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cosmetics & Toiletries–1.10%
Bausch & Lomb Corp., Term Loan (1 mo. Term SOFR + 3.75%)	7.44%	01/15/2031		$7,969	$8,029,965
Prestige Brands, Inc., Term Loan (1 mo. Term SOFR + 2.00%)(f)	5.69%	05/20/2033		1,367	1,374,870
Reckitt Essential Home (Lavender B.V./US Holdco), Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	12/30/2032		4,673	4,680,604
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.46%	06/29/2028	EUR	5,350	5,793,271
					19,878,710
Drugs–0.27%
Alkermes, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.99%	08/12/2031		1,738	1,751,093
Grifols International Services DAC, First Lien Term Loan B (6 mo. Term SOFR + 2.50%)	6.19%	04/14/2033		3,083	3,096,320
					4,847,413
Ecological Services & Equipment–2.48%
Anticimex Global AB (Sweden), Term Loan (3 mo. Term SOFR + 2.81%)	6.55%	11/17/2031		4,976	5,001,871
Arcwood Environmental Inc., Term Loan (3 mo. Term SOFR + 3.00%)(f)	6.82%	04/01/2033		1,575	1,589,326
Arden University (BidCo Ltd.) (United Kingdom), Term Loan (3 mo. EURIBOR + 4.75%)	7.30%	10/13/2032	EUR	2,520	2,813,986
Deep Blue Midland Basin LLC, Term Loan B (3 mo. Term SOFR + 2.25%)(f)	5.90%	10/01/2032		3,552	3,569,426
EnergySolutions LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	09/20/2030		6,654	6,666,343
Term Loan B(d)	–	07/23/2033		3,438	3,470,326
Erie US Merger Sub, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.16%	03/03/2032		7,924	7,958,391
Groundworks LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	03/14/2031		7,195	7,229,752
MIP V Waste LLC (GreenWaste), Term Loan B (3 mo. Term SOFR + 2.50%)(f)	6.32%	08/20/2032		1,180	1,185,862
OGF (VESCAP/Obol France 3/PHM) (Netherlands), Term Loan B (6 mo. EURIBOR + 5.00%)	7.53%	12/31/2028	EUR	1,610	1,880,092
Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	10/24/2031		3,576	3,593,119
					44,958,494
Electronics & Electrical–8.78%
ADI Global Distribution Funding LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/17/2033		1,249	1,254,065
Allegro MicroSystems, Inc., Term Loan B (1 mo. Term SOFR + 1.75%)(f)	5.44%	10/31/2030		438	436,780
Applied Systems, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	5.98%	02/24/2031		5,615	5,539,028
Belden, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	06/30/2033		2,924	2,940,147
Delta Topco, Inc. (Infoblox, Inc.), Term Loan B (3 mo. Term SOFR + 2.75%)	6.40%	11/30/2029		5,741	5,616,552
Duck Creek Technologies, Inc. (Disco Parent, Inc.), Term Loan (3 mo. Term SOFR + 3.00%)(f)	6.76%	08/06/2032		1,746	1,739,779
Epicor Software Corp., Term Loan F (1 mo. Term SOFR + 2.75%)	6.44%	05/30/2031		5,638	5,525,409
Exclusive Group (France)
Term Loan B-1 (3 mo. Term SOFR + 4.50%)	8.25%	12/10/2031		1,884	1,822,843
Term Loan B-2 (3 mo. Term SOFR + 4.50%)	8.25%	12/10/2031		939	908,008
Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B (3 mo. Term SOFR + 2.75%)	6.41%	09/10/2032		5,460	5,488,678
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	7.98%	09/30/2028		6,354	6,341,272
Infinite Electronics
First Lien Incremental Term Loan (1 mo. Term SOFR + 6.25%)(f)	9.98%	03/02/2028		1,335	1,339,882
First Lien Term Loan (3 mo. Term SOFR + 3.76%)	7.58%	03/02/2028		7,840	7,840,318
Second Lien Term Loan (3 mo. Term SOFR + 7.26%)	11.08%	03/02/2029		749	742,317
Instructure Holdings, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.45%	11/13/2031		4,822	4,642,274
ION Platform Finance US, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/07/2032		9,826	7,574,752
KnowBe4 (aka Oranje MidCo. LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	7.57%	07/26/2032		1,006	735,990
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
PIK Term Loan B, 0.50% PIK Rate, 10.82% Cash Rate(f)(i)	0.50%	07/10/2028		6,934	6,635,804
Term Loan (6 mo. GBP SONIA + 7.03%)(f)	10.76%	08/17/2028	GBP	560	726,115
Term Loan (6 mo. Term SOFR + 7.18%)(f)	10.76%	07/10/2028		2,642	2,528,211
Term Loan B (6 mo. GBP SONIA + 7.03%)(f)	10.76%	07/10/2028	GBP	2,185	2,832,913
Mavenir Systems, Inc., Second Lien Term Loan(f)	12.00%	07/26/2030		1,238	812,312
McAfee Enterprise, Term Loan (3 mo. Term SOFR + 3.25%)	10.07%	07/27/2028		5,881	5,835,234
Mirion Technologies, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	5.73%	06/04/2032		3,241	3,257,440
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.25%)	8.07%	07/01/2031		$6,609	$6,377,366
Proofpoint, Inc., Extended Term Loan (3 mo. Term SOFR + 4.50%)	8.25%	08/31/2030		9,194	9,083,577
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.22%	02/01/2029		12,627	6,787,210
First Lien Term Loan (3 mo. Term SOFR + 6.00%)	9.82%	02/01/2029		7,491	7,264,469
Renaissance Holding Corp., Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/05/2030		10,031	7,758,093
Resideo Funding, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	5.67%	08/13/2032		2,917	2,932,090
SonicWall US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.74%	04/26/2030		7,779	2,938,890
First Lien Term Loan (3 mo. Term SOFR + 7.50%)	11.24%	04/26/2030		1,571	1,550,965
STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (3 mo. Term SOFR + 2.75%)	6.48%	10/31/2031		7,252	7,262,252
UKG, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	02/10/2031		4,656	4,533,253
UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	11/20/2028		8,103	7,907,567
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%)(f)	7.95%	05/31/2029	EUR	6,642	7,692,272
Term Loan B-2 (6 mo. Term SOFR + 5.93%)(f)	9.44%	05/31/2029		3,750	3,738,590
					158,942,717
Farming/Agriculture–0.08%
Rovensa (Root Bidco S.a.r.l.) (Luxembourg), Term Loan (3 mo. EURIBOR + 5.00%)	7.43%	09/27/2030	EUR	1,400	1,532,217
Financial Intermediaries–2.70%
American Airlines, Inc. (France), Term Loan B (3 mo. EURIBOR + 4.00%)(j)	0.00%	08/05/2033	EUR	2,000	2,301,808
AnaCap (AFE S.A. SICAV-RAIF) (Italy)
Delayed Draw Term Loan(f)	10.50%	01/01/2030	EUR	429	494,476
Delayed Draw Term Loan(e)(f)	0.00%	01/01/2030	EUR	198	227,651
Term Loan(f)	10.50%	01/01/2030	EUR	507	583,931
Term Loan (1 yr. EURIBOR + 0.02%)(f)	0.02%	01/15/2035	EUR	3,690	0
Term Loan B (3 mo. EURIBOR + 4.00%)(f)	6.46%	01/15/2030	EUR	4,570	4,521,006
AssetMark Financial Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	09/05/2031		3,806	3,806,445
Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/13/2031		1,845	1,820,238
Citrin Cooperman Advisors LLC
Delayed Draw Term Loan(e)(f)	0.00%	04/01/2032		515	500,471
Term Loan B (3 mo. Term SOFR + 3.00%)	6.73%	04/01/2032		2,345	2,315,514
Edelman Financial Engines Center LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	7.69%	12/01/2031		4,937	4,969,266
Eisner Advisory Group LLC
Delayed Draw Term Loan(e)(f)	0.00%	02/28/2031		1,945	1,949,775
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	02/28/2031		1,849	1,836,123
Focus Financial Partners LLC, Term Loan B-8(d)	–	09/15/2031		2,306	2,283,441
Grant Thornton Advisors LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/02/2031		9,792	9,366,817
Hightower Holding LLC, Term Loan B (3 mo. Term SOFR + 2.75%)(f)	6.51%	02/03/2032		2,800	2,799,834
Hightower Holding LLC., Delayed Draw Term Loan(e)(f)	0.00%	02/03/2032		669	668,681
NFP Wealth (Chicago US MidCo III)
Delayed Draw Term Loan(e)	0.00%	11/01/2032		233	231,933
Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	11/01/2032		1,567	1,557,780
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	7.82%	01/27/2033		3,825	3,844,830
Tricor (Thevelia/Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	06/18/2029		2,818	2,773,881
					48,853,901
Food Products–2.13%
Arnott’s (Snacking Investments US LLC), Term Loan B (3 mo. Term SOFR + 2.50%)	6.32%	10/29/2032		3,946	3,965,331
Chefs’ Warehouse Parent LLC, Term Loan B(d)	–	08/12/2033		1,791	1,805,348
CHG PPC Parent LLC, Term Loan B (1 mo. Term SOFR + 3.11%)	6.80%	12/08/2028		1,125	1,132,602
Chobani, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	10/28/2032		2,235	2,246,859
Flora Foods (Netherlands)
Term Loan B-15 (6 mo. Term SOFR + 4.25%)	7.87%	10/31/2030		4,425	4,308,253
Term Loan B-16 (3 mo. EURIBOR + 4.25%)	6.80%	10/31/2030	EUR	2,000	2,225,262
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		$3,407	$3,390,240
First Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		2,331	2,319,138
First Lien Term Loan C (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		555	552,513
Second Lien Term Loan A (3 mo. Term SOFR + 5.25%)(f)	8.99%	10/15/2030		6,179	4,943,134
Second Lien Term Loan B (3 mo. Term SOFR + 5.00%)(f)	8.73%	10/15/2030		1,472	1,177,655
Second Lien Term Loan C (3 mo. Term SOFR + 5.25%)(f)	8.99%	10/15/2030		458	366,197
Second Lien Term Loan D (3 mo. Term SOFR + 5.25%)(f)	8.99%	10/15/2030		143	114,519
Third Lien Term Loan (3 mo. Term SOFR + 8.25%)	11.99%	04/15/2031		2,413	633,312
Shearer’s Foods LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	02/12/2031		1,840	1,825,987
Solina (Powder Bidco), Term Loan B (3 mo. Term SOFR + 3.25%)	6.91%	09/12/2032		3,685	3,706,225
TreeHouse Foods, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/11/2033		3,762	3,780,333
					38,492,908
Food Service–1.69%
BradyPLUS Holdings, LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	12/29/2032		6,836	6,763,278
Gategroup (Switzerland), Term Loan (3 mo. Term SOFR + 3.50%)	7.23%	06/10/2032		2,627	2,651,541
IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/15/2030		9,998	10,041,916
Selecta Group B.V. (Switzerland)
Revolver Loan (6 mo. EURIBOR + 5.50%) (Acquired 06/06/2025-12/08/2025; Cost $8,962,424)(f)(g)	8.21%	08/01/2030	EUR	7,971	9,204,140
Revolver Loan(e)(f)(g)	0.00%	08/01/2030	EUR	19	22,343
Whatabrands LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.39%	08/13/2033		1,878	1,884,764
					30,567,982
Forest Products–0.94%
Charter NEX US, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.15%	11/29/2030		6,869	6,894,951
NewLife Forest Restoration LLC, Term Loan (Acquired 02/22/2022-05/29/2026; Cost $27,812,669)(d)(f)(g)	–	04/10/2029		5,227	5,227,453
ProAmpac PG Borrower LLC, First Lien Term Loan (3 mo. Term SOFR + 4.00%)	7.82%	03/07/2033		4,920	4,912,483
					17,034,887
Health Care–5.21%
AEA International Holdings (Luxembourg) S.A.r.l, First Lien Term Loan (3 mo. Term SOFR + 3.00%)(f)	6.84%	07/29/2033		5,491	5,518,475
Ascend Learning LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	12/11/2028		1,922	1,922,443
Biogroup-LCD (France), Term Loan (3 mo. EURIBOR + 4.50%)	6.98%	08/09/2031	EUR	2,500	2,893,652
BioMarin Pharmaceutical, Inc., Term Loan (3 mo. Term SOFR + 1.61%)	5.43%	04/27/2033		1,742	1,742,867
Boots Group Finco L.P. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	08/30/2032		2,542	2,558,392
Catalent, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	6.64%	08/12/2033		3,316	3,333,100
Cerba (Chrome Bidco) (France)
Incremental Term Loan C (3 mo. EURIBOR + 3.95%) (Acquired 06/28/2022-05/14/2025; Cost $3,736,262)(g)	6.50%	02/16/2029	EUR	3,806	3,040,991
Term Loan B (6 mo. EURIBOR + 3.70%) (Acquired 03/28/2023-05/29/2026; Cost $15,369,270)(g)	6.25%	06/30/2028	EUR	16,025	12,857,716
Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/26/2031		1,820	1,824,670
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.50%)	8.22%	08/13/2031		1,459	1,467,905
Global Medical Response, Inc., Term Loan(d)	–	10/01/2032		7,011	7,052,799
HAH Group Holding Co. (Help At Home), Term Loan B (1 mo. Term SOFR + 5.00%)	8.69%	09/24/2031		3,271	3,065,332
Hologic, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.99%	04/07/2033		6,186	6,104,455
ImageFirst, Term Loan B (3 mo. Term SOFR + 3.00%)	6.66%	03/12/2032		3,549	3,547,565
MB2 Dental Solutions LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)(f)	9.19%	02/15/2031		833	835,983
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)(f)	9.19%	02/15/2031		584	586,274
Revolver Loan (1 mo. Term SOFR + 5.50%)(f)	9.19%	02/15/2031		37	37,136
Revolver Loan(e)(f)	0.00%	02/15/2031		249	248,532
Term Loan (1 mo. Term SOFR + 5.50%)(f)	9.19%	02/13/2031		4,032	4,048,368
McKesson Medical-Surgical Top Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	06/04/2032		4,314	4,335,591
Opal Bidco SAS (France), Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	04/28/2032		8,250	8,302,482
Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	05/19/2031		2,570	2,572,305
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Health Care–(continued)
Parexel International, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/12/2031	$1,983	$1,994,021
Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 05/05/2025-05/07/2025; Cost $3,516,000)(g)	8.82%	06/30/2028	3,535	3,583,783
Precision Medicine Group LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.32%	08/20/2032	3,654	3,672,761
Sharp Services LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.73%	09/29/2032	1,469	1,480,121
Southern Veterinary Partners LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	12/04/2031	3,817	3,828,798
US Fertility Enterprises LLC
Delayed Draw Term Loan(e)	0.00%	12/30/2032	88	88,231
Term Loan B (1 mo. Term SOFR + 3.00%)	0.00%	12/30/2032	1,711	1,720,003
				94,264,751
Home Furnishings–1.69%
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.00%)	6.73%	01/17/2032	6,764	6,790,629
LSF12 Crown US Commercial Bidco LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.24%	12/02/2031	2,684	2,699,884
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%)(f)	11.35%	06/29/2028	691	689,316
Term Loan (3 mo. Term SOFR + 7.61%)	11.35%	06/29/2028	9,507	8,963,745
Tempur Sealy International, Inc., Term Loan B (1 mo. Term SOFR + 1.96%)	5.65%	10/24/2031	2,263	2,282,104
VC GB Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.76%)	7.49%	07/21/2028	5,418	5,453,457
Weber-Stephen Products LLC, Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/01/2032	3,664	3,650,774
				30,529,909
Industrial Equipment–2.60%
Alliance Laundry Systems LLC, Term Loan B (3 mo. Term SOFR + 2.00%)	5.82%	08/19/2031	175	175,931
Cleanova US Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.75%)	8.41%	06/14/2032	4,354	4,346,449
Columbus Mckinnon Corp., Term Loan B(d)	–	01/31/2033	3,200	3,218,305
CompoSecure Holdings L.L.C., Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	01/14/2033	918	918,375
Cooper Machinery/Astro Acquisition, Term Loan (3 mo. Term SOFR + 2.50%)	5.98%	08/30/2032	396	398,255
Dwyer Instruments LLC (DwyerOmega), Delayed Draw Term Loan(e)	0.00%	07/16/2033	522	523,464
Dwyer Instruments, LLC (DwyerOmega), Term Loan B (3 mo. Term SOFR + 2.50%)	6.28%	07/15/2033	7,656	7,677,473
DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	10/11/2030	4,389	4,424,440
Engineered Machinery Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	6.49%	11/26/2032	857	861,291
Flow Merger Sub, Inc.
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	02/25/2033	741	745,051
Term Loan B(d)	–	03/04/2033	94	93,961
Kantar (Summer BC Bidco/KANGRP) (Luxembourg), Term Loan B (3 mo. Term SOFR + 5.25%)	8.99%	02/15/2029	8,553	7,218,161
LSF12 Helix Parent LLC (Hillenbrand), Term Loan B (1 mo. Term SOFR + 3.00%)	7.19%	02/10/2033	1,193	1,193,599
Minimax (-Viking GmbH, -MX Holdings US, Inc.), Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	03/17/2032	342	342,953
Rehlko, Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	05/01/2031	4,343	4,362,387
STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.11%)	7.79%	03/25/2031	1,862	1,872,904
Tank Holding Corp., Revolver Loan(e)(f)	0.00%	03/31/2028	1,702	1,620,819
TK Elevator U.S. Newco, Inc. (Germany), Term Loan B (6 mo. Term SOFR + 2.75%)	6.70%	04/30/2030	938	943,697
TKE Thyssenkrupp Elevators (Vertical Midco) (Germany), Term Loan B (6 mo. Term SOFR + 2.89%)	6.70%	04/30/2030	2,371	2,386,078
Victory Buyer LLC (Vantage Elevator), Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	02/09/2033	3,623	3,645,194
				46,968,787
Insurance–2.08%
Acrisure LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	06/21/2032	1,599	1,279,263
Acrisure LLC/Acrisure Finance, Inc., Term Loan B-6 (1 mo. Term SOFR + 3.00%)	6.69%	11/06/2030	1,598	1,363,647
Alliant Holdings Intermediate LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	09/19/2031	8,604	8,594,719
AmWINS Group LLC, Term Loan (3 mo. Term SOFR + 2.00%)	5.73%	01/30/2032	5,191	5,148,432
CRC Insurance Group LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	05/06/2031	1,820	1,796,290
HUB International Ltd., Term Loan (3 mo. Term SOFR + 2.25%)	5.98%	06/20/2030	1,782	1,788,307
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	07/31/2031	9,209	9,220,676
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Insurance–(continued)
USI, Inc.
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	11/21/2029		$5,080	$5,090,148
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	09/29/2030		3,309	3,314,831
					37,596,313
Leisure Goods, Activities & Movies–4.81%
Amex GBT (Gaia Purchaser, Inc.), Term Loan B (d)	–	06/25/2033		3,630	3,659,366
Bombardier Recreational Products, Inc. (Canada)
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	12/13/2029		683	686,117
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	01/22/2031		200	201,290
Breitling (Orbiter) (Luxembourg), Term Loan (6 mo. EURIBOR + 3.90%)	6.50%	10/25/2028	EUR	2,000	2,007,552
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	12/02/2031		13,804	13,884,987
Fitness International LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	8.19%	02/12/2029		5,069	5,091,728
Fugue Finance LLC, Term Loan (3 mo. Term SOFR + 2.25%)	6.02%	01/09/2032		3,624	3,628,889
GAH Finco Ltd. (fka GUS) (United Kingdom), Term Loan (3 mo. EURIBOR + 5.00%)	7.38%	11/15/2032	EUR	806	869,956
GBT Group Servicers B.V. (fka Global Business Travel Holdings Limited), Term Loan B (3 mo. Term SOFR + 2.00%)	5.81%	07/25/2031		5,169	5,168,993
Herschend Entertainment Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	05/27/2032		4,157	4,178,382
LC Ahab US Bidco LLC, Term Loan B (3 mo. Term SOFR + 2.50%)	6.32%	05/01/2031		2,346	2,343,280
Oak-Eagle AcquireCo, Inc. (Electronic Arts Inc; EA), Term Loan B (3 mo. Term SOFR + 3.50%)	7.25%	08/04/2033		7,168	7,248,709
Team SME LLC (The), Term Loan B(d)	–	06/23/2032		878	880,135
Tripadvisor, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	6.44%	07/08/2031		1,253	1,216,070
US Fitness, LLC
Delayed Draw Term Loan(e)(f)	0.00%	09/04/2031		258	250,953
Revolver Loan(e)(f)	0.00%	09/04/2030		1,773	1,728,616
Term Loan B(d)(f)	–	09/04/2031		8,570	8,355,562
VUE Cinemas (VUECIN) (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-05/26/2026; Cost $5,996,088)(f)(g)	10.46%	12/31/2029	EUR	5,736	9,923,410
Term Loan (6 mo. EURIBOR + 8.00%)(f)	10.46%	06/30/2027	EUR	2,229	2,588,933
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-05/26/2026; Cost $3,670,206)(f)(g)	10.46%	12/31/2027	EUR	3,243	5,610,813
Vue International Bidco PLC (United Kingdom), Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/21/2024-05/26/2026; Cost $1,613,180)(f)(g)	10.46%	06/30/2027	EUR	1,438	2,890,093
World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%)	8.47%	08/16/2031		4,588	4,573,066
					86,986,900
Lodging & Casinos–0.38%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 5.61%)	9.27%	03/11/2030		820	810,897
Term Loan (1 mo. Term SOFR + 7.50%)	11.27%	03/11/2030		771	756,267
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 2.00%)	5.69%	07/18/2033		96	95,579
Travel + Leisure Co., Term Loan (1 mo. Term SOFR + 2.00%)	5.69%	12/14/2029		1,133	1,137,252
Turquoise/TRQ Sales LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	12/30/2032		4,030	4,021,731
					6,821,726
Nonferrous Metals & Minerals–0.45%
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 2.75%)(f)	6.50%	02/26/2032		3,188	3,199,944
SCIH Salt Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	6.50%	08/13/2031		4,870	4,854,766
					8,054,710
Oil & Gas–2.36%
Crescent Midstream, Term Loan (1 mo. Term SOFR + 3.25%)	6.91%	02/18/2033		1,694	1,704,985
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 1.98%)	5.66%	10/11/2030		3,114	3,112,480
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas–(continued)
McDermott International, Ltd.
First Lien Term Loan(e)(f)	0.00%	06/30/2027	$448	$439,377
LOC (3 mo. USD LIBOR + 4.00%)	7.99%	10/17/2026	1,914	1,871,292
LOC(e)	0.00%	06/30/2027	4,399	4,316,059
PIK Term Loan, 3.00% PIK Rate, 4.80% Cash Rate(i)	3.00%	12/31/2027	2,019	1,971,987
Term Loan (1 mo. Term SOFR + 3.11%)	6.80%	06/30/2027	550	537,590
Meade Pipeline, Term Loan B (3 mo. Term SOFR + 2.00%)	5.68%	09/22/2032	1,008	1,010,781
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 2.00%)	5.98%	03/26/2031	1,640	1,641,489
Prairie ECI Acquiror L.P., Term Loan B(d)	–	08/01/2029	1,691	1,704,275
Rockpoint Gas Storage Partners L.P. (Canada), Term Loan (3 mo. Term SOFR + 2.25%)	5.98%	09/18/2031	5,427	5,441,339
Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	07/30/2031	1,999	2,011,072
Third Coast Infrastructure, LLC, Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	09/25/2030	4,690	4,732,347
TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	03/16/2030	5,398	5,421,854
Traverse Midstream Partners LLC, Term Loan (3 mo. Term SOFR + 2.25%)	6.04%	07/14/2033	1,042	1,043,309
Venture Global Calcasieu Pass, Term Loan B (6 mo. Term SOFR + 3.25%)	6.95%	04/11/2033	4,404	4,439,971
WhiteWater Matterhorn, Term Loan B (3 mo. Term SOFR + 1.75%)	5.50%	06/16/2032	1,395	1,388,896
				42,789,103
Publishing–1.40%
Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.74%	03/24/2031	9,228	9,206,859
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	6.82%	10/30/2030	2,990	3,000,213
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	9.04%	04/09/2029	10,446	7,345,014
McGraw-Hill Education, Inc., Term Loan B (1 mo. Term SOFR + 2.61%)	6.29%	08/06/2031	5,766	5,800,478
				25,352,564
Radio & Television–0.67%
Discovery Global Holdings, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	06/30/2033	9,245	9,275,010
Nexstar Broadcasting, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	03/18/2033	2,756	2,768,694
				12,043,704
Retailers (except Food & Drug)–1.58%
Action Holding B.V. (Peer Holdings) (Netherlands)
Term Loan B (3 mo. Term SOFR + 3.25%)	5.98%	10/14/2032	1,114	1,119,858
Term Loan B-4 (3 mo. Term SOFR + 2.50%)	6.23%	10/28/2030	6,858	6,902,923
Term Loan B-5 (3 mo. Term SOFR + 2.50%)	6.23%	07/01/2031	5,059	5,083,685
CNT Holdings I Corp. (1-800 Contacts), Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	11/08/2032	3,135	3,149,860
Great Outdoors Group LLC, Term Loan B-3 (1 mo. Term SOFR + 2.25%)	6.94%	01/23/2032	4,937	4,968,646
PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	08/18/2032	224	225,326
Savers, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.17%	09/17/2032	7,035	7,065,920
				28,516,218
Surface Transport–1.40%
Beacon Mobility Corp., Term Loan B (3 mo. Term SOFR + 2.50%)	6.26%	08/06/2030	5,695	5,710,205
Boluda Towage (Luxembourg), Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	06/30/2033	1,035	1,041,818
Carrix Holdings LLC, Delayed Draw Term Loan(e)	0.00%	07/27/2033	317	317,365
Carrix, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	5.71%	07/15/2033	1,586	1,586,825
First Student Bidco, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	08/15/2030	8,052	8,070,745
Patriot Rail Co. LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.15%	03/08/2032	1,707	1,715,798
STG Distribution LLC, Term Loan (3 mo. Term SOFR + 6.90%)(f)	10.63%	07/15/2031	1,584	1,583,751
Student Transportation of America Holdings, Inc., Term Loan (6 mo. Term SOFR + 2.75%)	6.62%	06/24/2032	5,238	5,269,580
				25,296,087
Telecommunications–3.72%
CoreWeave
Delayed Draw Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	11/15/2031	714	720,881
Delayed Draw Term Loan(e)	0.00%	11/15/2031	932	941,864
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
CoreWeave Financing DDTL V-V LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)	9.15%	09/30/2031	$788	$792,162
Delayed Draw Term Loan(e)	0.00%	09/30/2031	941	944,898
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	01/30/2031	9,108	9,168,959
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. Term SOFR + 3.26%)	6.99%	11/12/2027	8,165	5,536,723
Genesys Cloud Services Holdings I LLC, Term Loan (1 mo. Term SOFR + 2.25%)	6.19%	01/30/2032	1,859	1,819,907
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.19%	09/27/2029	4,464	4,499,645
Lambda Compute II LLC, Term Loan B(d)	–	12/31/2030	888	893,114
Level 3 Financing, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	6.44%	03/29/2032	10,875	10,931,183
MLN US HoldCo LLC (dba Mitel)
Term Loan A-1 (1 mo. Term SOFR + 6.50%) (Acquired 06/25/2025-08/31/2026; Cost $4,495,231)(f)(g)	7.69%	06/20/2028	4,550	4,487,719
Term Loan A-2 (1 mo. Term SOFR + 8.00%) (Acquired 06/20/2025-08/31/2026; Cost $16,046,816)(f)(g)	6.00%	06/20/2030	17,941	15,705,882
Voyage Digital (NC) Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%)	6.97%	05/11/2029	7,276	7,307,743
Windstream Services LLC, Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	10/06/2032	1,814	1,823,872
Zayo Group Holdings, Inc., Term Loan, 0.50% PIK Rate, 6.80% Cash Rate(i)	0.50%	03/11/2030	1,818	1,822,672
				67,397,224
Utilities–3.38%
Alpha Generation LLC
Term Loan B (1 mo. Term SOFR + 1.75%)	5.44%	09/30/2031	3,493	3,488,171
Term Loan B (1 mo. Term SOFR + 1.75%)	5.44%	05/27/2033	938	936,160
Astoria Energy LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.98%	06/23/2032	2,050	2,055,878
Covanta Holding Corp.
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	01/15/2031	2,259	2,265,157
Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.91%	01/15/2031	2,210	2,216,205
Term Loan C-1 (1 mo. Term SOFR + 2.25%)	5.91%	01/15/2031	360	361,036
Dresser Utility Solutions
Delayed Draw Term Loan(e)	0.00%	08/05/2033	288	288,643
Term Loan B(d)	–	08/05/2033	1,779	1,785,980
Eastern Power LLC, Term Loan (3 mo. Term SOFR + 4.75%)	8.44%	04/03/2029	3,912	3,940,186
Hamilton Projects Acquiror LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.19%	05/30/2031	2,402	2,411,638
Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 2.75%)	6.39%	08/05/2032	4,243	4,255,779
Lightning Power LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	5.44%	08/18/2031	11,386	11,418,405
Pathfinder Power LLC, Term Loan B(d)	–	06/22/2033	2,244	2,247,134
Resilience Parent, Term Loan B (3 mo. Term SOFR + 2.50%) (Acquired 01/23/2026-05/05/2026; Cost $5,024,277)(g)	6.23%	01/31/2033	5,036	5,041,047
SkyVest Renewables, Term Loan B (3 mo. Term SOFR + 2.25%)(f)	6.13%	07/29/2033	2,478	2,478,061
Talen Energy Supply LLC
Incremental Term Loan (3 mo. Term SOFR + 1.75%)	5.48%	12/15/2031	1,800	1,798,219
Term Loan B (3 mo. Term SOFR + 1.75%)	5.48%	11/25/2032	6,913	6,901,423
WEC US Holdings Ltd., Term Loan (1 mo. Term SOFR + 2.00%)	5.71%	01/27/2031	7,264	7,272,378
				61,161,500
Total Variable Rate Senior Loan Interests (Cost $1,606,037,679)				1,562,112,744
			Shares
Common Stocks & Other Equity Interests–7.33%(k)
Automotive–0.00%
Cabonline, Class D (Acquired 10/30/2023; Cost $280,511) (Sweden)(f)(g)			312,441,524	33
Cabonline, Class D1 (Acquired 10/30/2023; Cost $10) (Sweden)(f)(g)			10,996,102	1
Cabonline, Class D2 (Acquired 10/31/2023; Cost $8) (Sweden)(f)(g)			9,384,746	1
				35
Building & Development–0.89%
Empire Today LLC (Acquired 05/01/2026; Cost $8,856,896)(f)(g)			408,303	16,160,633
Lake at Las Vegas Joint Venture LLC, Class A(f)			518	0
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco Floating Rate ESG Fund

	Shares	Value
Building & Development–(continued)
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(f)(g)	4	$0
		16,160,633
Business Equipment & Services–2.31%
Monitronics International, Inc. (Acquired 06/30/2023-12/16/2025; Cost $8,338,715)(f)(g)	429,256	23,124,021
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $4,585,909)(f)(g)(l)	68,686	18,615,332
		41,739,353
Cable & Satellite Television–0.16%
Altice France S.A., Class 3 (France)	152,780	2,897,059
Chemicals & Plastics–0.12%
A&R Logistics, Inc., Class A (Acquired 07/17/2026; Cost $1,951,397)(f)(g)	2,817	1,951,397
Ascend Performance Materials Operations LLC(f)	1,322,664,272	1,323
Ascend Performance Materials Operations LLC (Acquired 12/19/2025; Cost $2,372,729)(f)(g)	151,322	226,983
Ascend Performance Materials Operations LLC(f)	683,434,477	683
Flint Group (ColourOz Inv), Class A (Germany)(f)	35,089	0
		2,180,386
Containers & Glass Products–0.33%
Libbey Glass LLC (Acquired 11/13/2020-09/05/2025; Cost $2,611,635)(f)(g)	570,527	6,007,649
Electronics & Electrical–0.00%
Red Range Operating, Inc., Class A-1 (Acquired 05/29/2025; Cost $0)(f)(g)	6	0
Robertshaw Controls Co.(f)	8,326	0
		0
Food Service–0.57%
Selecta Group B.V., Class A1 (Acquired 07/31/2025; Cost $7,848,703) (Switzerland)(f)(g)	68,203	8,168,493
Selecta Group B.V., Class A2 (Acquired 07/31/2025; Cost $2,086,719) (Switzerland)(f)(g)	18,133	2,171,742
		10,340,235
Forest Products–0.01%
NewLife Forest Restoration LLC ()(l)	212,203	212,203
Home Furnishings–0.15%
Serta Simmons Bedding LLC	363,612	2,681,639
Industrial Equipment–0.00%
North American Lifting Holdings, Inc. (Acquired 05/10/2019-08/23/2020; Cost $188,003)(g)	7,347	349
Leisure Goods, Activities & Movies–0.41%
Crown Finance US, Inc.	295,587	7,511,015
Hurtigruten Expedition(f)	16,764	11,471
VUE Cinemas (VUECIN), Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom)(f)(g)	13,028	0
VUE Cinemas (VUECIN), Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom)(f)(g)	6,631,073	8
VUE Cinemas (VUECIN), Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom)(f)(g)	3,777,382	4
VUE Cinemas (VUECIN), Class A4 (United Kingdom)(f)	2,633,368	3
		7,522,501
Lodging & Casinos–0.19%
Aimbridge Acquisition Co., Inc. (Acquired 03/11/2025; Cost $4,561,245)(g)	67,574	2,770,534
Caesars Entertainment, Inc.(m)	19,983	593,495
		3,364,029
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco Floating Rate ESG Fund

			Shares	Value
Oil & Gas–0.50%
McDermott International, Ltd.(m)			189,415	$833,426
McDermott International, Ltd. (Bermuda)			1,845,626	8,120,754
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $4,259,838)(f)(g)			261,209	18,285
				8,972,465
Radio & Television–0.00%
iHeartMedia, Inc., Class B(f)			29	98
Surface Transport–0.89%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(f)(g)			14,574	1,500,758
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/20/2026; Cost $30,074)(g)(l)			48,119	30,074
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(f)(g)			15,321	1,577,680
Hurtigruten Group AS (Norway)(f)			116,530	6,156,027
STG Distribution LLC (Acquired 07/08/2026; Cost $6,532,472)(f)(g)			833,170	6,775,688
				16,040,227
Telecommunications–0.80%
MLN US HoldCo. LLC (dba Mitel)(f)(l)			2,142,428	14,504,238
Total Common Stocks & Other Equity Interests (Cost $114,416,071)				132,623,099
	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–3.07%
Air Transport–0.21%
WestJet, An Alberta Partnership (Canada) (n)	8.00%	02/14/2031	$3,873	3,730,385
Brokers, Dealers & Investment Houses–0.01%
First Eagle Holdings, Inc. (n)	7.25%	08/15/2032	167	170,520
Building & Development–0.20%
QXO Building Products, Inc. (n)	6.75%	04/30/2032	1,789	1,831,245
Signal Parent, Inc. (Acquired 09/11/2023-09/27/2023; Cost $2,720,288)(f)(g)(n)	6.13%	04/01/2029	3,431	1,749,810
				3,581,055
Business Equipment & Services–0.09%
Cloud Software Group LLC (n)	8.25%	06/30/2032	256	250,892
Cloud Software Group, Inc.(n)	6.63%	08/15/2033	468	424,750
Garda World Security Corp. (Canada)(n)	6.50%	01/15/2031	883	896,562
				1,572,204
Cable & Satellite Television–0.85%
Altice Financing S.A. (Luxembourg) (n)	5.75%	08/15/2029	2,188	1,329,302
Altice France S.A. (France)(n)	6.88%	07/15/2032	3,294	3,233,505
Altice France S.A. (France)(n)	6.88%	10/15/2030	3,807	3,731,449
Altice-International (Financing S.A) (Luxembourg)(n)	5.00%	01/15/2028	11,665	7,104,892
				15,399,148
Chemicals & Plastics–0.01%
BASF Coatings (n)	7.13%	06/15/2033	167	169,803
Containers & Glass Products–0.05%
Sword Purchaser LLC (n)	8.25%	04/15/2033	844	874,077
Electronics & Electrical–0.13%
Diebold Nixdorf, Inc. (n)	7.75%	03/31/2030	894	935,165
ION Platform Finance US, Inc./ION Platform Finance S.a.r.l.(n)	9.00%	08/01/2029	1,450	1,327,094
				2,262,259
Food Products–0.33%
Froneri Lux Finco S.a.r.l. (United Kingdom) (n)	6.00%	08/01/2032	1,635	1,614,675
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Products–(continued)
Industrial F&B Investments III, Inc.(n)	7.75%	02/11/2033		$673	$681,225
Viking Baked Goods Acquisition Corp.(n)	8.63%	11/01/2031		3,642	3,654,929
					5,950,829
Health Care–0.13%
Global Medical Response, Inc. (n)	7.38%	10/01/2032		354	367,098
HAH Group Holding Co. LLC(n)	9.75%	10/01/2031		348	330,440
Opal Bidco SAS (France)(n)	6.50%	03/31/2032		1,659	1,675,731
					2,373,269
Industrial Equipment–0.30%
Columbus McKinnon Corp. (n)	7.13%	02/01/2033		1,679	1,699,962
CompoSecure Holdings LLC(n)	5.63%	02/01/2033		173	167,701
EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(n)	6.63%	12/15/2030		3,423	3,495,167
					5,362,830
Insurance–0.37%
Alliant Holdings Intermediate LLC (n)	6.50%	10/01/2031		1,770	1,780,537
Alliant Holdings Intermediate LLC(n)	7.00%	01/15/2031		3,278	3,331,340
HUB International Ltd.(n)	7.25%	06/15/2030		1,606	1,654,162
					6,766,039
Leisure Goods, Activities & Movies–0.05%
Gaia Purchaser, Inc. (n)	7.63%	07/15/2033		333	340,196
Oak-Eagle AcquireCo, Inc.(n)	7.25%	07/01/2033		545	567,159
					907,355
Lodging & Casinos–0.04%
Travel + Leisure Co. (n)	6.13%	09/01/2033		804	793,459
Publishing–0.03%
McGraw-Hill Education, Inc. (n)	7.38%	09/01/2031		585	601,182
Retailers (except Food & Drug)–0.19%
PetSmart LLC/PetSmart Finance Corp. (n)	7.50%	09/15/2032		3,493	3,528,548
Surface Transport–0.08%
Beacon Mobility Corp. (n)	7.25%	08/01/2030		1,463	1,505,512
Total U.S. Dollar Denominated Bonds & Notes (Cost $59,014,898)					55,548,474
Non-U.S. Dollar Denominated Bonds & Notes–1.65%(o)
Air Transport–0.15%
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.25%)(p)	6.76%	02/24/2031	EUR	615	704,836
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(p)	7.24%	04/22/2030	EUR	1,684	1,935,540
					2,640,376
Automotive–0.28%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $834,264)(f)(g)(n)	10.00%	03/19/2028	SEK	9,385	943,604
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,706,620)(f)(g)(h)(n)	0.00%	03/19/2028	SEK	18,769	1,882,701
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $3,855,248)(f)(g)(h)(n)	0.00%	04/19/2029	SEK	36,287	2,262,630
					5,088,935
Financial Intermediaries–0.45%
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(n)(p)	7.90%	12/15/2029	EUR	2,750	3,202,620
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(n)(p)	7.90%	12/15/2029	EUR	4,230	4,926,211
					8,128,831
Food Service–0.40%
Selecta Group B.V. (Switzerland)(f)	15.00%	10/01/2030	EUR	6,364	7,164,549
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15
Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Surface Transport–0.37%
Zenith Finco PLC (United Kingdom)(n)	6.50%	06/30/2031	GBP	4,906	$5,862,264
Zenith Finco PLC (United Kingdom)(n)	6.50%	06/30/2031	GBP	746	891,408
					6,753,672
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $31,086,197)					29,776,363
			Shares
Preferred Stocks–0.69%(k)
Business Equipment & Services–0.03%
Orchid Merger Sub II, LLC, Pfd. (Acquired 07/23/2026; Cost $517,296)(f)(g)				978	517,296
Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(f)(g)				577,315	3,406
Surface Transport–0.66%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(f)(g)				68,517	7,055,538
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(f)(g)				48,119	4,955,054
					12,010,592
Total Preferred Stocks (Cost $3,785,132)					12,531,294

Money Market Funds–1.31%
Invesco Government & Agency Portfolio,Institutional Class, 3.68%(l)(q)				8,299,810	8,299,810
Invesco Treasury Portfolio,Institutional Class, 3.66%(l)(q)				15,413,934	15,413,934
Total Money Market Funds (Cost $23,713,744)					23,713,744
TOTAL INVESTMENTS IN SECURITIES–100.38% (Cost $1,838,053,721)					1,816,305,718
OTHER ASSETS LESS LIABILITIES–(0.38)%					(6,828,326)
NET ASSETS–100.00%					$1,809,477,392
Investment Abbreviations:
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
USD	– U.S. Dollar
Wts.	– Warrants
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16
Invesco Floating Rate ESG Fund

Notes to Consolidated Schedule of Investments:
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2026, at which time the interest rate will be determined.
(e)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	Restricted security. The aggregate value of these securities at August 31, 2026 was $243,483,050, which represented 13.46% of the Fund’s Net Assets.
(h)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2026 was $4,365,709, which represented less than 1% of the Fund’s Net Assets.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(k)	Securities acquired through the restructuring of senior loans.
(l)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$15,009,482	$173,161,588	$(179,871,260)	$-	$-	$8,299,810	$255,008
Invesco Treasury Portfolio, Institutional Class	27,875,292	321,585,807	(334,047,165)	-	-	15,413,934	528,708
Investments in Other Affiliates:
MLN US HoldCo. LLC (dba Mitel)	12,361,809	-	-	2,142,429	-	14,504,238	-
My Alarm Center LLC, Class A*	22,251,579	-	-	(2,234,916)	-	18,615,332	1,376,899
NewLife Forest Restoration LLC	13,225,927	932,712	-	(13,946,436)	-	212,203	-
Total	$90,724,089	$495,680,107	$(513,918,425)	$(14,038,923)	$-	$57,045,517	$2,160,615

*	Includes return of capital distribution.

(m)	Non-income producing security.
(n)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2026 was $75,519,912, which represented 4.17% of the Fund’s Net Assets.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
10/30/2026	BNP Paribas S.A.	EUR	44,754,996	USD	52,325,885	$223,631
09/28/2026	JP Morgan Chase Bank	USD	2,940,064	EUR	2,540,206	13,499
09/28/2026	Royal Bank of Canada	SEK	563,085	USD	59,407	529
10/30/2026	Royal Bank of Canada	EUR	44,748,283	USD	52,321,706	227,267
10/30/2026	Royal Bank of Canada	NOK	56,945,170	USD	6,114,212	24,610
10/30/2026	Royal Bank of Canada	SEK	70,480,866	USD	7,449,635	66,806
09/28/2026	State Street Bank & Trust Co.	USD	102,787	GBP	76,337	653
10/30/2026	State Street Bank & Trust Co.	EUR	44,754,996	USD	52,326,847	224,593
10/30/2026	State Street Bank & Trust Co.	USD	1,553,652	SEK	14,884,343	5,475
10/30/2026	Toronto-Dominion Bank (The)	GBP	7,751,532	USD	10,565,074	60,651
Subtotal—Appreciation						847,714
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17
Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/28/2026	Barclays Capital	GBP	79,851	USD	107,066	$(1,135)
09/28/2026	BNP Paribas S.A.	EUR	45,001,190	USD	51,370,935	(953,112)
09/28/2026	BNP Paribas S.A.	USD	52,264,177	EUR	44,754,996	(226,386)
09/28/2026	Canadian Imperial Bank of Commerce	EUR	43,007,640	USD	49,069,563	(936,532)
09/28/2026	JP Morgan Chase Bank	EUR	2,782,010	USD	3,217,865	(16,850)
09/28/2026	Morgan Stanley	SEK	69,237,397	USD	7,152,041	(87,550)
09/28/2026	Royal Bank of Canada	EUR	3,000,000	USD	3,463,797	(24,381)
09/28/2026	Royal Bank of Canada	GBP	7,748,018	USD	10,327,380	(171,471)
09/28/2026	Royal Bank of Canada	NOK	56,945,170	USD	5,942,962	(149,407)
09/28/2026	Royal Bank of Canada	SEK	680,384	USD	70,587	(555)
09/28/2026	Royal Bank of Canada	USD	52,259,729	EUR	44,748,283	(229,744)
09/28/2026	Royal Bank of Canada	USD	6,117,203	NOK	56,945,170	(24,835)
09/28/2026	Royal Bank of Canada	USD	7,436,691	SEK	70,480,866	(67,080)
09/28/2026	State Street Bank & Trust Co.	EUR	43,007,640	USD	49,055,822	(950,273)
09/28/2026	State Street Bank & Trust Co.	USD	52,265,032	EUR	44,754,996	(227,241)
09/28/2026	Toronto-Dominion Bank (The)	USD	10,564,889	GBP	7,751,532	(61,276)
10/30/2026	Wells Fargo Bank N.A.	USD	4,671,480	EUR	4,000,000	(14,816)
Subtotal—Depreciation						(4,142,644)
Total Forward Foreign Currency Contracts						$(3,294,930)

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18
Invesco Floating Rate ESG Fund

Consolidated Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $1,774,210,640)	$1,759,260,201
Investments in affiliates, at value (Cost $63,843,081)	57,045,517
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	847,714
Cash	22,881,605
Foreign currencies, at value (Cost $4,226,321)	4,977,857
Receivable for:
Investments sold	40,135,193
Fund shares sold	773,164
Dividends	125,729
Interest	15,475,643
Investments matured, at value (Cost $19,841)	8,135
Investment for trustee deferred compensation and retirement plans	193,179
Other assets	488,403
Total assets	1,902,212,340
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	4,142,644
Payable for:
Investments purchased	61,735,853
Dividends	3,110,648
Fund shares reacquired	1,777,730
Accrued fees to affiliates	647,351
Accrued interest expense	102,031
Accrued trustees’ and officers’ fees and benefits	8,739
Accrued other operating expenses	315,028
Trustee deferred compensation and retirement plans	198,898
Unfunded loan commitments	20,696,026
Total liabilities	92,734,948
Net assets applicable to shares outstanding	$1,809,477,392
Net assets consist of:
Shares of beneficial interest	$2,531,755,540
Distributable earnings (loss)	(722,278,148)
$1,809,477,392
Net Assets:
Class A	$574,722,854
Class C	$37,162,338
Class R	$10,822,177
Class Y	$748,827,798
Class R5	$4,125,109
Class R6	$433,817,116
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	91,646,225
Class C	5,951,527
Class R	1,721,252
Class Y	119,566,483
Class R5	657,653
Class R6	69,330,741
Class A:
Net asset value per share	$6.27
Maximum offering price per share (Net asset value of $6.27 ÷ 97.50%)	$6.43
Class C:
Net asset value and offering price per share	$6.24
Class R:
Net asset value and offering price per share	$6.29
Class Y:
Net asset value and offering price per share	$6.26
Class R5:
Net asset value and offering price per share	$6.27
Class R6:
Net asset value and offering price per share	$6.26
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19
Invesco Floating Rate ESG Fund

Consolidated Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$148,002,110
Dividends	307,262
Dividends from affiliates	2,160,615
Pay-in-kind interest income	8,511,006
Total investment income	158,980,993
Expenses:
Advisory fees	12,377,315
Administrative services fees	284,955
Custodian fees	166,651
Distribution fees:
Class A	1,606,722
Class C	343,884
Class R	59,153
Interest, facilities and maintenance fees	1,149,445
Transfer agent fees — A, C, R & Y	1,822,307
Transfer agent fees — R5	4,475
Transfer agent fees — R6	136,203
Trustees’ and officers’ fees and benefits	38,793
Registration and filing fees	130,851
Reports to shareholders	111,755
Professional services fees	358,132
Other	31,339
Total expenses	18,621,980
Less: Fees waived and/or expenses reimbursed	(22,299)
Net expenses	18,599,681
Net investment income	140,381,312
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(142,882,760)
Foreign currencies	(810,108)
Forward foreign currency contracts	9,247,806
(134,445,062)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	64,648,507
Affiliated investment securities	(14,038,923)
Foreign currencies	979,065
Forward foreign currency contracts	(4,876,880)
46,711,769
Net realized and unrealized gain (loss)	(87,733,293)
Net increase in net assets resulting from operations	$52,648,019
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20
Invesco Floating Rate ESG Fund

Consolidated Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$140,381,312	$202,251,259
Net realized gain (loss)	(134,445,062)	(132,241,975)
Change in net unrealized appreciation	46,711,769	82,383,679
Net increase in net assets resulting from operations	52,648,019	152,392,963
Distributions to shareholders from distributable earnings:
Class A	(45,681,854)	(57,545,888)
Class C	(3,039,077)	(4,705,533)
Class R	(811,484)	(791,018)
Class Y	(63,666,269)	(91,643,932)
Class R5	(329,434)	(435,857)
Class R6	(33,507,952)	(41,789,691)
Total distributions from distributable earnings	(147,036,070)	(196,911,919)
Return of capital:
Class A	(1,602,740)	(4,576,620)
Class C	(106,625)	(374,231)
Class R	(28,471)	(62,910)
Class Y	(2,233,719)	(7,288,434)
Class R5	(11,558)	(34,664)
Class R6	(1,175,620)	(3,323,531)
Total return of capital	(5,158,733)	(15,660,390)
Total distributions	(152,194,803)	(212,572,309)
Share transactions–net:
Class A	(110,426,553)	(43,376,195)
Class C	(17,080,907)	(16,472,660)
Class R	(1,645,732)	4,713,313
Class Y	(261,436,323)	(155,774,392)
Class R5	(475,411)	(986,660)
Class R6	(48,314,716)	(44,172,483)
Net increase (decrease) in net assets resulting from share transactions	(439,379,642)	(256,069,077)
Net increase (decrease) in net assets	(538,926,426)	(316,248,423)
Net assets:
Beginning of year	2,348,403,818	2,664,652,241
End of year	$1,809,477,392	$2,348,403,818
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
21
Invesco Floating Rate ESG Fund

Consolidated Statement of Cash Flows
For the year ended August 31, 2026
Cash provided by operating activities:
Net increase in net assets resulting from operations	$52,648,019
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(707,675,741)
Proceeds from sales of investments	1,153,608,776
Purchases of short-term investments, net	(19,724,946)
Amortization (accretion) of premiums and discounts, net	(8,673,482)
Net realized loss from investment securities	142,882,760
Net change in unrealized appreciation on investment securities	(50,609,584)
Net change in unrealized depreciation on forward foreign currency contracts and foreign currency	4,126,239
Change in operating assets and liabilities:
Decrease in receivables and other assets	3,866,708
Decrease in accrued expenses and other payables	(107,658)
Net cash provided by operating activities	570,341,091
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(43,090,494)
Return of capital	(5,158,733)
Proceeds from shares of beneficial interest sold	440,754,323
Disbursements from shares of beneficial interest reacquired	(986,956,780)
Net cash provided by (used in) financing activities	(594,451,684)
Cash impact from foreign exchange fluctuations:
Net change in appreciation on foreign currency	$750,641
Net decrease in cash and cash equivalents	(23,359,952)
Cash and cash equivalents at beginning of period	74,933,158
Cash and cash equivalents at end of period	$51,573,206
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$105,968,569
Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,407
Cash paid during the period for interest, facilities and maintenance fees	$1,173,576
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
22
Invesco Floating Rate ESG Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$6.58	$0.43	$(0.27)	$0.16	$(0.45)	$(0.02)	$(0.47)	$6.27	2.54%	$574,723	1.10%(d)	1.10%(d)	1.04%	6.77%	32%
Year ended 08/31/25	6.73	0.53	(0.12)	0.41	(0.52)	(0.04)	(0.56)	6.58	6.33	716,769	1.14 (d)	1.14 (d)	1.08	8.01	51
Year ended 08/31/24	6.83	0.61	(0.08)	0.53	(0.61)	(0.02)	(0.63)	6.73	8.03	777,351	1.09 (d)	1.09 (d)	1.04	8.98	46
Year ended 08/31/23	6.95	0.58	(0.05)	0.53	(0.64)	(0.01)	(0.65)	6.83	8.20	668,557	1.10 (d)	1.10 (d)	1.05	8.57	29
Year ended 08/31/22	7.35	0.29	(0.39)	(0.10)	(0.30)	—	(0.30)	6.95	(1.44)	751,871	1.04 (d)	1.05 (d)	1.01	4.13	43
Class C
Year ended 08/31/26	6.55	0.40	(0.27)	0.13	(0.43)	(0.01)	(0.44)	6.24	2.01	37,162	1.60 (d)	1.60 (d)	1.54	6.27	32
Year ended 08/31/25	6.70	0.50	(0.13)	0.37	(0.48)	(0.04)	(0.52)	6.55	5.79	56,520	1.64 (d)	1.64 (d)	1.58	7.51	51
Year ended 08/31/24	6.80	0.57	(0.08)	0.49	(0.57)	(0.02)	(0.59)	6.70	7.49	74,533	1.59 (d)	1.59 (d)	1.54	8.48	46
Year ended 08/31/23	6.92	0.54	(0.04)	0.50	(0.61)	(0.01)	(0.62)	6.80	7.66	81,271	1.60 (d)	1.60 (d)	1.55	8.07	29
Year ended 08/31/22	7.32	0.26	(0.40)	(0.14)	(0.26)	—	(0.26)	6.92	(1.96)	103,807	1.54 (d)	1.55 (d)	1.51	3.63	43
Class R
Year ended 08/31/26	6.60	0.42	(0.27)	0.15	(0.44)	(0.02)	(0.46)	6.29	2.30	10,822	1.35 (d)	1.35 (d)	1.29	6.52	32
Year ended 08/31/25	6.75	0.51	(0.12)	0.39	(0.50)	(0.04)	(0.54)	6.60	6.07	13,040	1.39 (d)	1.39 (d)	1.33	7.76	51
Year ended 08/31/24	6.84	0.59	(0.07)	0.52	(0.59)	(0.02)	(0.61)	6.75	7.93	8,545	1.34 (d)	1.34 (d)	1.29	8.73	46
Year ended 08/31/23	6.98	0.56	(0.06)	0.50	(0.63)	(0.01)	(0.64)	6.84	7.63	8,225	1.35 (d)	1.35 (d)	1.30	8.32	29
Year ended 08/31/22	7.36	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	6.98	(1.40)	8,208	1.29 (d)	1.30 (d)	1.26	3.88	43
Class Y
Year ended 08/31/26	6.57	0.45	(0.27)	0.18	(0.47)	(0.02)	(0.49)	6.26	2.80	748,828	0.85 (d)	0.85 (d)	0.79	7.02	32
Year ended 08/31/25	6.72	0.55	(0.13)	0.42	(0.53)	(0.04)	(0.57)	6.57	6.59	1,053,376	0.89 (d)	0.89 (d)	0.83	8.26	51
Year ended 08/31/24	6.82	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.72	8.30	1,237,622	0.84 (d)	0.84 (d)	0.79	9.23	46
Year ended 08/31/23	6.94	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.82	8.46	1,491,738	0.85 (d)	0.85 (d)	0.80	8.82	29
Year ended 08/31/22	7.34	0.31	(0.40)	(0.09)	(0.31)	—	(0.31)	6.94	(1.20)	2,696,320	0.79 (d)	0.80 (d)	0.76	4.38	43
Class R5
Year ended 08/31/26	6.58	0.45	(0.27)	0.18	(0.47)	(0.02)	(0.49)	6.27	2.81	4,125	0.83 (d)	0.83 (d)	0.77	7.04	32
Year ended 08/31/25	6.73	0.55	(0.12)	0.43	(0.54)	(0.04)	(0.58)	6.58	6.61	4,818	0.88 (d)	0.88 (d)	0.82	8.27	51
Year ended 08/31/24	6.83	0.63	(0.09)	0.54	(0.62)	(0.02)	(0.64)	6.73	8.31	5,942	0.84 (d)	0.84 (d)	0.79	9.23	46
Year ended 08/31/23	6.95	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.83	8.50	4,846	0.82 (d)	0.82 (d)	0.77	8.85	29
Year ended 08/31/22	7.35	0.31	(0.39)	(0.08)	(0.32)	—	(0.32)	6.95	(1.18)	4,762	0.77 (d)	0.78 (d)	0.74	4.40	43
Class R6
Year ended 08/31/26	6.57	0.45	(0.27)	0.18	(0.47)	(0.02)	(0.49)	6.26	2.88	433,817	0.76 (d)	0.76 (d)	0.70	7.11	32
Year ended 08/31/25	6.72	0.55	(0.12)	0.43	(0.54)	(0.04)	(0.58)	6.57	6.67	503,881	0.81 (d)	0.81 (d)	0.75	8.34	51
Year ended 08/31/24	6.81	0.63	(0.07)	0.56	(0.62)	(0.03)	(0.65)	6.72	8.54	560,660	0.77 (d)	0.77 (d)	0.72	9.30	46
Year ended 08/31/23	6.93	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.81	8.57	552,394	0.75 (d)	0.75 (d)	0.70	8.92	29
Year ended 08/31/22	7.33	0.32	(0.40)	(0.08)	(0.32)	—	(0.32)	6.93	(1.13)	548,097	0.70 (d)	0.71 (d)	0.67	4.47	43

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.06%, 0.06%, 0.05%, 0.05% and 0.03% for the years ended August 31, 2026, 2025, 2024, 2023 and 2022, respectively.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
23
Invesco Floating Rate ESG Fund

Notes to Consolidated Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Floating Rate ESG TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed a separate series. The Fund owns all beneficial and economic interests in the Subsidiary and the Subsidiary’s series. The accompanying consolidated financial statements reflect, on a consolidated basis, the financial position and results of operations of the Fund, the Subsidiary and the Subsidiary’s series.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
24
Invesco Floating Rate ESG Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
25
Invesco Floating Rate ESG Fund

I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements.
K.
Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.
L.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
O.
Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
P.
Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
R.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of
26
Invesco Floating Rate ESG Fund

loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Fund’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.650%
Next $4.5 billion	0.600%
Next $5 billion	0.575%
Over $10 billion	0.550%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.61%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $22,299.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of
27
Invesco Floating Rate ESG Fund

Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $64,450 in front-end sales commissions from the sale of Class A shares and $98,201 and $8,179 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP  defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$1,322,387,200	$239,725,544	$1,562,112,744
Common Stocks & Other Equity Interests	1,426,921	24,011,424	107,184,754	132,623,099
U.S. Dollar Denominated Bonds & Notes	—	53,798,664	1,749,810	55,548,474
Non-U.S. Dollar Denominated Bonds & Notes	—	17,522,879	12,253,484	29,776,363
Preferred Stocks	—	—	12,531,294	12,531,294
Money Market Funds	23,713,744	—	—	23,713,744
Total Investments in Securities	25,140,665	1,417,720,167	373,444,886	1,816,305,718
Other Investments - Assets*
Investments Matured	—	—	8,135	8,135
Forward Foreign Currency Contracts	—	847,714	—	847,714
	—	847,714	8,135	855,849
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(4,142,644)	—	(4,142,644)
Total Other Investments	—	(3,294,930)	8,135	(3,286,795)
Total Investments	$25,140,665	$1,414,425,237	$373,453,021	$1,813,018,923

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
28
Invesco Floating Rate ESG Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2026:
	Value 08/31/25	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/26
Variable Rate Senior Loan Interests	$224,108,551	$93,767,246	$(111,436,006)	$2,488,784	$(21,868,447)	$5,644,229	$70,009,829	$(22,988,642)	$239,725,544
Common Stocks & Other Equity Interests	92,166,768	22,410,644	(1,415,957)	—	(3,289,304)	(307,057)	2,256,278	(4,636,618)	107,184,754
Preferred Stocks	12,128,885	517,296	—	—	—	(114,887)	—	—	12,531,294
Non-U.S. Dollar Denominated Bonds & Notes	11,562,739	819,525	(4,929,034)	40,210	(3,940,078)	4,130,813	4,569,309	—	12,253,484
U.S. Dollar Denominated Bonds & Notes	—	—	—	207,125	—	290,370	1,252,315	—	1,749,810
Investments Matured	8,135	—	—	—	—	—	—	—	8,135
Total	$339,975,078	$117,514,711	$(117,780,997)	$2,736,119	$(29,097,829)	$9,643,468	$78,087,731	$(27,625,260)	$373,453,021
*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 08/31/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Variable Rate Senior Loan Interests	$ 239,725,544	Discounted Cash Flow Model	Discount Rate	7.79% - 15.57%	11.40%
		Third-Party Pricing	Broker Quote	97.50% - 147.50% of Par	112.22% of Par
Common Stocks & Other Equity Interests	107,184,754	Comparable Companies	EBITDA Multiple	3.75x - 5.00x	4.49x
		Discounted Cash Flow Model	Discount Rate	15.50%	-
Preferred Stocks	12,531,294	Comparable Companies	EBITDA Multiple	9.75x	-
Non-U.S. Dollar Denominated Bonds & Notes	12,253,484	Discounted Cash Flow Model	Discount Rate	16.28%	-
U.S. Dollar Denominated Bonds & Notes	1,749,810	Comparable Companies	EBITDA Multiple	9.25x	-
Investments Matured	8,135	Expected Recovery	Anticipated Proceeds	41.00% of Par	-
Total	$ 373,453,021
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$847,714
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$847,714
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(4,142,644)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(4,142,644)
29
Invesco Floating Rate ESG Fund

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Capital	$−	$(1,135)	$(1,135)	$—	$—	$(1,135)
BNP Paribas S.A.	223,631	(1,179,498)	(955,867)	—	—	(955,867)
Canadian Imperial Bank of Commerce	−	(936,532)	(936,532)	—	—	(936,532)
JP Morgan Chase Bank	13,499	(16,850)	(3,351)	—	—	(3,351)
Morgan Stanley	−	(87,550)	(87,550)	—	—	(87,550)
Royal Bank of Canada	319,212	(667,473)	(348,261)	—	—	(348,261)
State Street Bank & Trust Co.	230,721	(1,177,514)	(946,793)	—	—	(946,793)
Toronto-Dominion Bank (The)	60,651	(61,276)	(625)	—	—	(625)
Wells Fargo Bank N.A.	−	(14,816)	(14,816)	—	—	(14,816)
Total	$847,714	$(4,142,644)	$(3,294,930)	$—	$—	$(3,294,930)
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$9,247,806
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(4,876,880)
Total	$4,370,926
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$517,637,150

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances and Borrowings
Effective February 13, 2026, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $850 million, collectively by certain Invesco Funds, and which will expire on February 12, 2027. Prior to February 13, 2026, the credit agreement permitted borrowings up to $900 million. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2026, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
30
Invesco Floating Rate ESG Fund

NOTE 7—Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2026. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
A&R Logistics Holdings, Inc. (Quantix)	Revolver Loan	$396,645	$0
A&R Logistics Holdings, Inc. (Quantix)	Revolver Loan	793,290	0
AnaCap (AFE S.A. SICAV-RAIF)	Delayed Draw Term Loan	228,582	(931)
Azuria Water Solutions, Inc	Delayed Draw Term Loan	181,344	(364)
Carrix Holdings LLC	Delayed Draw Term Loan	317,165	200
Citrin Cooperman Advisors LLC	Delayed Draw Term Loan	510,050	(9,580)
CoreWeave	Delayed Draw Term Loan	923,483	18,381
CoreWeave Financing DDTL V-V LLC	Delayed Draw Term Loan	912,609	32,289
Dresser Utility Solutions	Delayed Draw Term Loan	287,564	1,080
Dwyer Instruments LLC (DwyerOmega)	Delayed Draw Term Loan	520,686	2,778
Eisner Advisory Group LLC	Delayed Draw Term Loan	1,933,015	16,760
Emma Buyer LLC (Emerald Exposition)	Delayed Draw Term Loan	111,789	1,075
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)	Delayed Draw Term Loan	1,160,113	6,699
Hightower Holding LLC.	Delayed Draw Term Loan	668,681	0
IPS Corp./CP Iris Holdco	Delayed Draw Term Loan	112,645	(2,781)
MB2 Dental Solutions LLC	Revolver Loan	246,831	1,701
McDermott International, Ltd.	First Lien Term Loan	421,443	17,934
McDermott International, Ltd.	LOC	4,391,004	(74,945)
NFP Wealth (Chicago US MidCo III)	Delayed Draw Term Loan	233,558	(1,625)
PennAero (Takeoff Buyer, Inc.)	Delayed Draw Term Loan	246,776	927
Pinnacle Buyer LLC (Summit Cos.)	Delayed Draw Term Loan	220,221	1,144
Pye-Barker Fire and Safety LLC	Delayed Draw Term Loan	701,988	3,632
Selecta Group B.V.	Revolver Loan	21,704	639
Tank Holding Corp.	Revolver Loan	1,691,076	(70,257)
US Fertility Enterprises LLC	Delayed Draw Term Loan	88,331	(100)
US Fitness, LLC	Delayed Draw Term Loan	256,540	(5,587)
US Fitness, LLC	Revolver Loan	1,759,630	(31,014)
V Global Holdings LLC	Revolver Loan	1,359,263	(81,376)
		$20,696,026	$(173,321)
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$147,036,070	$196,911,919
Return of capital	5,158,733	15,660,390
Total distributions	$152,194,803	$212,572,309

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Net unrealized appreciation (depreciation) — investments	$(24,547,809)
Net unrealized appreciation — foreign currencies	512,261
Temporary book/tax differences	(100,053)
Capital loss carryforward	(698,142,547)
Shares of beneficial interest	2,531,755,540
Total net assets	$1,809,477,392
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
31
Invesco Floating Rate ESG Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
For the year ended August 31, 2026, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$133,876,458	$563,676,949	$697,553,407
Expiring 2031	589,140	—	589,140
Total	$134,465,598	$563,676,949	$698,142,547
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $649,358,608 and $1,132,441,105, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$95,699,011
Aggregate unrealized (depreciation) of investments	(120,246,820)
Net unrealized appreciation (depreciation) of investments	$(24,547,809)
Cost of investments for tax purposes is $1,837,566,732.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2026, undistributed net investment income was increased by $16,583,965, undistributed net realized gain (loss) was decreased by $11,384,872 and shares of beneficial interest was decreased by $5,199,093. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended August 31, 2026, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.
Selling Participant	Principal Amount	Value
Barclays Bank PLC	$4,210,358	$4,147,203
NOTE 12—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	17,250,355	$110,781,212	28,159,307	$186,845,551
Class C	796,096	5,100,169	1,418,083	9,363,741
Class R	408,467	2,616,809	902,763	5,995,334
Class Y	39,140,350	250,768,918	65,158,002	432,300,138
Class R5	150,577	962,273	204,373	1,345,176
Class R6	11,035,457	70,358,677	18,156,324	120,249,119
Issued as reinvestment of dividends:
Class A	5,764,312	36,856,691	7,266,931	48,202,413
Class C	325,667	2,075,689	510,084	3,370,747
Class R	129,335	828,298	126,263	837,963
Class Y	5,954,292	38,053,517	8,645,994	57,296,215
Class R5	53,364	340,992	69,647	462,582
Class R6	4,366,286	27,813,382	4,915,949	32,552,393
32
Invesco Floating Rate ESG Fund

Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	962,529	$6,155,845	1,406,187	$9,329,248
Class C	(966,561)	(6,155,845)	(1,412,385)	(9,329,248)
Reacquired:
Class A	(41,254,862)	(264,220,301)	(43,363,641)	(287,753,407)
Class C	(2,829,807)	(18,100,920)	(3,008,162)	(19,877,900)
Class R	(792,795)	(5,090,839)	(319,155)	(2,119,984)
Class Y	(85,808,859)	(550,258,758)	(97,570,273)	(645,370,745)
Class R5	(278,397)	(1,778,676)	(424,330)	(2,794,418)
Class R6	(22,809,644)	(146,486,775)	(29,786,113)	(196,973,995)
Net increase (decrease) in share activity	(68,403,838)	$(439,379,642)	(38,944,152)	$(256,069,077)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33
Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Floating Rate ESG Fund and its subsidiary (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related consolidated statements of operations and cash flows for the year ended August 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the “consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from transfer agents, agent banks, and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34
Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P UBS Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment
35
Invesco Floating Rate ESG Fund

objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that, unlike the Fund, many of the peer funds do not incorporate ESG criteria into the investment process. The Board considered that the Fund’s three year underperformance was driven by the restructurings of several portfolio companies, as well as the Fund’s defensive positioning and credit allocations. The Board also considered that sector allocation negatively impacted the Fund’s relative short-term performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were the same as and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses. The independent Trustees reviewed and considered additional information provided by management, including with respect to the additional complexity, infrastructure, resources and time required in managing an ESG-thematic fund, where the peers in the expense group may not incorporate ESG factors in their investment strategies, and the Fund’s leveraging of Invesco’s private credit platform. The independent Trustees requested and received additional information from management regarding the components of the Fund’s other nonmanagement expenses, including expenses related to litigation involving certain Fund holdings and the cost/benefit analysis regarding such litigation.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees for the Fund are negotiated at arm’s length by Invesco Advisers and are paid by Invesco Advisers out of its advisory fees. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent
36
Invesco Floating Rate ESG Fund

the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
37
Invesco Floating Rate ESG Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	1.06%
Corporate Dividends Received Deduction*	1.06%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	94.90%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
38
Invesco Floating Rate ESG Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
39
Invesco Floating Rate ESG Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
FLR-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Global Real Estate Income Fund
Nasdaq:
A: ASRAX ■ C: ASRCX ■ R: ASREX ■ Y: ASRYX ■ R5: ASRIX ■ R6: ASRFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–84.29%
Australia–5.52%
Goodman Group	391,374	$7,760,690
GPT Group (The)	1,058,530	3,561,891
Mirvac Group	2,399,337	3,126,585
NEXTDC Ltd.(a)(b)	124,073	1,224,983
Stockland	1,122,322	3,503,504
		19,177,653
Belgium–1.11%
Aedifica S.A.	26,761	2,110,950
Warehouses De Pauw C.V.A.	71,619	1,746,679
		3,857,629
Canada–0.50%
Killam Apartment REIT	133,000	1,720,618
France–2.39%
Klepierre S.A.	48,362	2,103,409
Unibail-Rodamco-Westfield	54,805	6,198,967
		8,302,376
Germany–1.75%
Sirius Real Estate Ltd.	1,339,736	1,782,756
TAG Immobilien AG	145,649	2,133,823
Vonovia SE	96,462	2,148,548
		6,065,127
Hong Kong–2.66%
Henderson Land Development Co. Ltd.	510,000	1,741,651
Hongkong Land Holdings Ltd.	286,900	2,336,512
Link REIT	825,200	4,066,973
Sun Hung Kai Properties Ltd.	74,600	1,101,852
		9,246,988
Japan–6.62%
Daiwa House REIT Investment Corp.	1,671	1,220,791
GLP J-Reit	2,156	1,805,442
Japan Metropolitan Fund Investment Corp.	2,483	1,752,999
Mitsui Fudosan Accommodations Fund, Inc.	3,848	2,860,332
Mitsui Fudosan Co. Ltd.	908,200	8,590,880
Nippon Building Fund, Inc.	3,821	3,018,004
Sumitomo Realty & Development Co. Ltd.	180,000	3,733,653
		22,982,101
Macau–0.27%
Galaxy Entertainment Group Ltd.	219,000	951,946
Netherlands–0.34%
Eurocommercial Properties N.V.	37,046	1,164,785
Singapore–2.08%
CapitaLand Ascendas REIT	2,444,600	4,707,064
Centurion Accommodation Reit	1,670,600	1,496,903
UOL Group Ltd.	144,700	1,031,405
		7,235,372
Shares		Value
Spain–1.07%
Merlin Properties SOCIMI S.A.	240,561	$3,733,772
Sweden–1.17%
Castellum AB	67,662	924,406
Catena AB	32,307	1,278,481
Fastighets AB Balder, Class B(a)(b)	338,002	1,852,923
		4,055,810
United Kingdom–2.17%
Big Yellow Group PLC	82,427	971,629
British Land Co. PLC (The)	352,984	2,012,535
Segro PLC	77,769	1,002,592
Tritax Big Box REIT PLC	1,678,189	3,540,404
		7,527,160
United States–56.64%
American Healthcare REIT, Inc.(b)	147,700	8,154,517
American Tower Corp.	16,670	2,928,919
Broadstone Net Lease, Inc.(b)	174,205	3,633,916
BXP, Inc.	68,289	4,642,969
Camden Property Trust	48,771	5,159,972
CareTrust REIT, Inc.(b)	118,967	4,633,765
Cousins Properties, Inc.	134,230	3,891,328
Crown Castle, Inc.	20,445	1,556,682
Curbline Properties Corp.(b)	88,501	2,639,985
Digital Realty Trust, Inc.	71,233	13,220,132
EastGroup Properties, Inc.	17,337	3,458,732
Equinix, Inc.	19,153	20,047,828
Equity LifeStyle Properties, Inc.(b)	144,724	9,182,738
Gaming and Leisure Properties, Inc.	36,037	1,516,077
Healthpeak Properties, Inc.	226,118	4,707,777
Hilton Worldwide Holdings, Inc.	7,571	2,394,556
Iron Mountain, Inc.	26,260	3,029,091
Janus Living, Inc.	143,719	4,275,640
Prologis, Inc.	166,426	23,286,326
Public Storage	39,071	11,994,406
Ryman Hospitality Properties, Inc.	20,535	2,603,017
SBA Communications Corp., Class A	9,699	1,839,512
Simon Property Group, Inc.	36,462	7,741,612
Terreno Realty Corp.(b)	123,925	8,205,074
UDR, Inc.	238,090	8,797,425
Vornado Realty Trust(b)	67,186	2,511,413
W.P. Carey, Inc.	49,807	3,484,498
Welltower, Inc.	115,010	27,169,962
		196,707,869
Total Common Stocks & Other Equity Interests (Cost $241,048,984)		292,729,206
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Real Estate Income Fund

Principal Amount		Value
Asset-Backed Securities–7.52%
BX Commercial Mortgage Trust,
Series 2026-CSMO, Class A, 5.04% (1 mo. Term SOFR + 1.40%), 02/15/2043(c)(d)	$975,000	$978,716
Series 2026-CSMO, Class B, 5.34% (1 mo. Term SOFR + 1.70%), 02/15/2043(c)(d)	1,500,000	1,512,982
BX Trust,
Series 2019-OC11, Class C, 3.86%, 12/09/2041(c)	1,000,000	945,905
Series 2025-VOLT, Class D, 6.39% (1 mo. Term SOFR + 2.75%), 12/15/2044(c)(d)	2,995,000	2,994,681
Series 2025-OMG, Class A, 4.99% (1 mo. Term SOFR + 1.35%), 10/15/2042(c)(d)	1,100,000	1,102,042
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class E, 6.66% (1 mo. Term SOFR + 3.02%), 02/15/2039(c)(d)	500,000	491,460
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/2039(c)(e)	1,000,000	914,673
Citigroup Commercial Mortgage Trust,
Series 2020-420K, Class E, 3.42%, 11/10/2042(c)(e)	586,000	512,064
Series 2020-555, Class F, 3.62%, 12/10/2041(c)(e)	400,000	346,068
Series 2020-555, Class E, 3.62%, 12/10/2041(c)(e)	427,000	378,644
CONE Trust, Series 2024-DFW1, Class D, 6.68% (1 mo. Term SOFR + 3.04%), 08/15/2041(c)(d)	1,200,000	1,196,855
Hilton USA Trust,
Series 2016-HHV, Class E, 4.33%, 11/05/2038(c)(e)	581,000	579,671
Series 2016-HHV, Class C, 4.33%, 11/05/2038(c)(e)	1,396,500	1,394,381
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A, 3.40%, 06/05/2039(c)	1,065,000	999,793
MILE Trust, Series 2025-STNE, Class D, 7.14% (1 mo. Term SOFR + 3.50%), 07/15/2042(c)(d)	1,750,000	1,770,640
Natixis Commercial Mortgage Securities Trust, Series 2018-SOX, Class E, 4.93%, 06/17/2038(c)(e)	922,000	880,939
NRTH Commercial Mortgage Trust, Series 2025-PARK, Class A, 5.03% (1 mo. Term SOFR + 1.39%), 10/15/2040(c)(d)	2,000,000	2,009,426
SCG Commercial Mortgage Trust, Series 2025-FLWR, Class C, 5.39% (1 mo. Term SOFR + 1.75%), 08/15/2042(c)(d)	1,780,000	1,784,894
SCG Mortgage Trust,
Series 2026-PALM, Class B, 5.14% (1 mo. Term SOFR + 1.50%), 07/15/2043(c)(d)	1,175,000	1,177,934
Series 2026-PALM, Class C, 5.34% (1 mo. Term SOFR + 1.70%), 07/09/2043(c)(d)	645,000	646,937
Principal Amount		Value
SHRN Trust, Series 2025-MF18, Class B, 5.09% (1 mo. Term SOFR + 1.45%), 10/15/2040(c)(d)	$1,000,000	$1,001,946
MF1 Trust, Series 2021-W10, Class D, 5.61% (1 mo. Term SOFR + 1.97%), 12/15/2034(c)(d)	2,500,000	2,486,624
Total Asset-Backed Securities (Cost $26,075,274)		26,107,275

U.S. Dollar Denominated Bonds & Notes–2.69%
United States–2.69%
Essential Properties L.P., 2.95%, 07/15/2031	2,000,000	1,795,130
First Industrial L.P., 5.25%, 01/15/2031	2,000,000	1,998,483
Phillips Edison Grocery Center Operating Partnership I L.P., 5.25%, 08/15/2032	2,000,000	1,989,403
Tanger Properties L.P., 2.75%, 09/01/2031	2,000,000	1,778,750
W.P. Carey, Inc., 2.40%, 02/01/2031	2,000,000	1,779,458
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,428,220)		9,341,224
Shares
Preferred Stocks–1.46%
United States–1.46%
Public Storage, 6.00%, Series T, Pfd. (Cost $5,527,356)	224,222	5,053,964

Money Market Funds–3.22%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(f)(g)	3,912,517	3,912,517
Invesco Treasury Portfolio, Institutional Class, 3.66%(f)(g)	7,266,027	7,266,027
Total Money Market Funds (Cost $11,178,544)		11,178,544
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.18% (Cost $293,258,378)		344,410,213
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.45%
Invesco Private Government Fund, 3.73%(f)(g)(h)	6,217,635	6,217,635
Invesco Private Prime Fund, 3.82%(f)(g)(h)	16,191,064	16,194,302
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,411,475)		22,411,937
TOTAL INVESTMENTS IN SECURITIES—105.63% (Cost $315,669,853)		366,822,150
OTHER ASSETS LESS LIABILITIES–(5.63)%		(19,541,616)
NET ASSETS–100.00%		$347,280,534
Investment Abbreviations:
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Real Estate Income Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2026.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $26,107,275, which represented 7.52% of the Fund’s Net Assets.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
(e)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2026.

(f)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,242,734	$30,037,461	$(29,367,678)	$-	$-	$3,912,517	$123,563
Invesco Treasury Portfolio, Institutional Class	6,022,106	55,783,855	(54,539,934)	-	-	7,266,027	226,983
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	917,144	73,997,796	(68,697,305)	-	-	6,217,635	110,968*
Invesco Private Prime Fund	2,387,995	161,290,217	(147,485,611)	279	1,422	16,194,302	299,931*
Total	$12,569,979	$321,109,329	$(300,090,528)	$279	$1,422	$33,590,481	$761,445

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $282,079,834)*	$333,231,669
Investments in affiliated money market funds, at value (Cost $33,590,019)	33,590,481
Foreign currencies, at value (Cost $842,587)	845,057
Receivable for:
Investments sold	1,796,767
Fund shares sold	89,927
Dividends	739,047
Interest	133,597
Investment for trustee deferred compensation and retirement plans	287,230
Other assets	86,919
Total assets	370,800,694
Liabilities:
Payable for:
Fund shares reacquired	443,805
Collateral upon return of securities loaned	22,411,475
Accrued fees to affiliates	134,034
Accrued trustees’ and officers’ fees and benefits	5,782
Accrued other operating expenses	231,532
Trustee deferred compensation and retirement plans	293,532
Total liabilities	23,520,160
Net assets applicable to shares outstanding	$347,280,534
Net assets consist of:
Shares of beneficial interest	$349,209,957
Distributable earnings (loss)	(1,929,423)
$347,280,534
Net Assets:
Class A	$117,470,493
Class C	$3,104,754
Class R	$7,796,297
Class Y	$122,781,524
Class R5	$5,149,832
Class R6	$90,977,634
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,235,325
Class C	350,227
Class R	873,790
Class Y	13,877,270
Class R5	582,352
Class R6	10,268,507
Class A:
Net asset value per share	$8.88
Maximum offering price per share (Net asset value of $8.88 ÷ 94.50%)	$9.40
Class C:
Net asset value and offering price per share	$8.86
Class R:
Net asset value and offering price per share	$8.92
Class Y:
Net asset value and offering price per share	$8.85
Class R5:
Net asset value and offering price per share	$8.84
Class R6:
Net asset value and offering price per share	$8.86

*	At August 31, 2026, securities with an aggregate value of $21,576,472 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Real Estate Income Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$2,101,695
Dividends (net of foreign withholding taxes of $341,615)	9,797,377
Dividends from affiliated money market funds (includes net securities lending income of $14,015)	364,561
Total investment income	12,263,633
Expenses:
Advisory fees	2,663,350
Administrative services fees	48,651
Custodian fees	17,541
Distribution fees:
Class A	209,733
Class C	17,916
Class R	8,973
Transfer agent fees — A, C, R and Y	403,361
Transfer agent fees — R5	2,249
Transfer agent fees — R6	56,690
Trustees’ and officers’ fees and benefits	25,927
Registration and filing fees	78,044
Reports to shareholders	44,550
Professional services fees	64,095
Other	12,031
Total expenses	3,653,111
Less: Fees waived and/or expenses reimbursed	(9,962)
Net expenses	3,643,149
Net investment income	8,620,484
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	24,738,404
Affiliated investment securities	1,422
Foreign currencies	(32,018)
24,707,808
Change in net unrealized appreciation of:
Unaffiliated investment securities	4,136,065
Affiliated investment securities	279
Foreign currencies	7,481
4,143,825
Net realized and unrealized gain	28,851,633
Net increase in net assets resulting from operations	$37,472,117
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$8,620,484	$12,174,653
Net realized gain (loss)	24,707,808	(23,192,488)
Change in net unrealized appreciation (depreciation)	4,143,825	(7,727,266)
Net increase (decrease) in net assets resulting from operations	37,472,117	(18,745,101)
Distributions to shareholders from distributable earnings:
Class A	(2,131,547)	(2,589,446)
Class C	(32,883)	(45,648)
Class Y	(3,345,564)	(8,112,950)
Class R5	(66,396)	(45,865)
Class R6	(4,386,982)	(6,602,394)
Total distributions from distributable earnings	(9,963,372)	(17,396,303)
Share transactions–net:
Class A	37,320,969	(9,066,419)
Class C	1,418,908	(540,628)
Class R	7,695,049	—
Class Y	(9,119,415)	(178,220,220)
Class R5	3,749,484	(70,340)
Class R6	(136,100,197)	29,506,662
Net increase (decrease) in net assets resulting from share transactions	(95,035,202)	(158,390,945)
Net increase (decrease) in net assets	(67,526,457)	(194,532,349)
Net assets:
Beginning of year	414,806,991	609,339,340
End of year	$347,280,534	$414,806,991
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$8.33	$0.18	$0.59	$0.77	$(0.22)	$—	$(0.22)	$8.88	9.38%	$117,470	1.27%	1.27%	2.11%	75%
Year ended 08/31/25	8.65	0.20	(0.25)	(0.05)	(0.27)	—	(0.27)	8.33	(0.50)	75,051	1.26	1.26	2.44	105
Year ended 08/31/24	7.93	0.29	0.71	1.00	(0.28)	—	(0.28)	8.65	12.96	87,526	1.26	1.26	3.61	49
Year ended 08/31/23	8.35	0.27	(0.50)	(0.23)	(0.19)	—	(0.19)	7.93	(2.69)	93,512	1.21	1.21	3.39	78
Year ended 08/31/22	9.88	0.16	(1.48)	(1.32)	(0.12)	(0.09)	(0.21)	8.35	(13.56)	116,084	1.20	1.20	1.69	39
Class C
Year ended 08/31/26	8.33	0.12	0.56	0.68	(0.15)	—	(0.15)	8.86	8.29	3,105	2.02	2.02	1.36	75
Year ended 08/31/25	8.64	0.14	(0.24)	(0.10)	(0.21)	—	(0.21)	8.33	(1.15)	1,580	2.01	2.01	1.69	105
Year ended 08/31/24	7.92	0.23	0.71	0.94	(0.22)	—	(0.22)	8.64	12.13	2,197	2.01	2.01	2.86	49
Year ended 08/31/23	8.34	0.21	(0.50)	(0.29)	(0.13)	—	(0.13)	7.92	(3.45)	3,304	1.96	1.96	2.64	78
Year ended 08/31/22	9.86	0.09	(1.47)	(1.38)	(0.08)	(0.06)	(0.14)	8.34	(14.15)	5,782	1.95	1.95	0.94	39
Class R
Period ended 08/31/26(d)	8.80	0.04	0.08	0.12	—	—	—	8.92	1.36	7,796	1.52 (e)	1.52 (e)	1.86 (e)	75
Class Y
Year ended 08/31/26	8.31	0.20	0.58	0.78	(0.24)	—	(0.24)	8.85	9.55	122,782	1.02	1.02	2.36	75
Year ended 08/31/25	8.62	0.22	(0.24)	(0.02)	(0.29)	—	(0.29)	8.31	(0.15)	124,329	1.01	1.01	2.69	105
Year ended 08/31/24	7.90	0.31	0.71	1.02	(0.30)	—	(0.30)	8.62	13.29	327,310	1.01	1.01	3.86	49
Year ended 08/31/23	8.33	0.29	(0.51)	(0.22)	(0.21)	—	(0.21)	7.90	(2.57)	301,210	0.96	0.96	3.64	78
Year ended 08/31/22	9.84	0.18	(1.46)	(1.28)	(0.13)	(0.10)	(0.23)	8.33	(13.20)	305,110	0.95	0.95	1.94	39
Class R5
Year ended 08/31/26	8.31	0.22	0.56	0.78	(0.25)	—	(0.25)	8.84	9.55	5,150	0.93	0.93	2.45	75
Year ended 08/31/25	8.63	0.23	(0.25)	(0.02)	(0.30)	—	(0.30)	8.31	(0.10)	1,277	0.91	0.91	2.79	105
Year ended 08/31/24	7.91	0.31	0.72	1.03	(0.31)	—	(0.31)	8.63	13.38	1,396	0.91	0.91	3.96	49
Year ended 08/31/23	8.33	0.29	(0.49)	(0.20)	(0.22)	—	(0.22)	7.91	(2.38)	1,303	0.89	0.89	3.71	78
Year ended 08/31/22	9.87	0.19	(1.49)	(1.30)	(0.13)	(0.11)	(0.24)	8.33	(13.41)	1,424	0.89	0.89	2.00	39
Class R6
Year ended 08/31/26	8.32	0.22	0.57	0.79	(0.25)	—	(0.25)	8.86	9.75	90,978	0.87	0.87	2.51	75
Year ended 08/31/25	8.65	0.23	(0.25)	(0.02)	(0.31)	—	(0.31)	8.32	(0.14)	212,569	0.84	0.84	2.86	105
Year ended 08/31/24	7.92	0.32	0.72	1.04	(0.31)	—	(0.31)	8.65	13.58	190,911	0.84	0.84	4.03	49
Year ended 08/31/23	8.35	0.30	(0.51)	(0.21)	(0.22)	—	(0.22)	7.92	(2.42)	196,972	0.82	0.82	3.78	78
Year ended 08/31/22	9.87	0.19	(1.47)	(1.28)	(0.13)	(0.11)	(0.24)	8.35	(13.14)	213,197	0.82	0.82	2.07	39

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2026, the portfolio turnover calculation excludes the value of securities purchased of $78,007,163 and sold $14,104,180 in connection with the acquisition of Invesco Global Real Estate Fund into the Fund.

(d)	Commencement date of June 08, 2026.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Global Real Estate Income Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is current income and, secondarily, capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On June 5, 2026, the Fund began offering Class R shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse
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Invesco Global Real Estate Income Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
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Invesco Global Real Estate Income Fund

J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $537 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S.
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Invesco Global Real Estate Income Fund

dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $9,962.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $5,260 in front-end sales commissions from the sale of Class A shares and $253 and $8 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
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Invesco Global Real Estate Income Fund

For the year ended August 31, 2026, the Fund incurred $40,560 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$19,177,653	$—	$19,177,653
Belgium	—	3,857,629	—	3,857,629
Canada	1,720,618	—	—	1,720,618
Cayman Islands	—	2,486,624	—	2,486,624
France	—	8,302,376	—	8,302,376
Germany	—	6,065,127	—	6,065,127
Hong Kong	—	9,246,988	—	9,246,988
Japan	—	22,982,101	—	22,982,101
Macau	—	951,946	—	951,946
Netherlands	—	1,164,785	—	1,164,785
Singapore	—	7,235,372	—	7,235,372
Spain	—	3,733,772	—	3,733,772
Sweden	—	4,055,810	—	4,055,810
United Kingdom	—	7,527,160	—	7,527,160
United States	201,761,833	32,961,875	—	234,723,708
Money Market Funds	11,178,544	22,411,937	—	33,590,481
Total Investments	$214,660,995	$152,161,155	$—	$366,822,150
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$9,963,372	$17,396,303

*	Includes short-term capital gain distributions, if any.

13
Invesco Global Real Estate Income Fund

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$143,870
Net unrealized appreciation — investments	48,688,587
Net unrealized appreciation — foreign currencies	14,386
Temporary book/tax differences	(143,019)
Capital loss carryforward	(50,633,247)
Shares of beneficial interest	349,209,957
Total net assets	$347,280,534
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,550,098	$39,083,149	$50,633,247
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $251,549,282 and $431,686,533, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$53,017,082
Aggregate unrealized (depreciation) of investments	(4,328,495)
Net unrealized appreciation of investments	$48,688,587
Cost of investments for tax purposes is $318,133,563.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, on August 31, 2026, undistributed net investment income was increased by $1,140,869, undistributed net realized gain (loss) was decreased by $13,448,664 and and shares of beneficial interest was increased by $12,307,795. Further, as a result of tax deferrals acquired in the reorganization of into the Fund, undistributed net investment income was decreased by $142,831, undistributed net realized gain (loss) was decreased by $12,164,963 and shares of beneficial interest was increased by $12,307,794. These reclassifications had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	786,770	$6,916,648	525,523	$4,185,831
Class C	18,837	163,868	42,156	346,154
Class R	63,417	575,642	-	-
Class Y	1,345,785	11,525,900	2,922,758	23,910,781
Class R5	31,611	272,393	31,924	262,467
Class R6	977,590	8,588,857	7,317,857	59,221,557
Issued as reinvestment of dividends:
Class A	198,907	1,687,183	243,144	1,994,212
Class C	3,035	25,984	4,032	33,070
Class Y	299,609	2,511,127	802,742	6,630,430
Class R5	7,530	64,836	5,533	45,128
Class R6	526,584	4,371,315	798,817	6,523,435
14
Invesco Global Real Estate Income Fund

	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	50,443	$438,750	55,304	$463,870
Class C	(50,472)	(438,750)	(55,345)	(463,870)
Issued in connection with acquisitions:(b)
Class A	6,221,491	54,737,897	-	-
Class C	239,332	2,104,299	-	-
Class R	852,652	7,501,804	-	-
Class Y	1,666,994	14,622,418	-	-
Class R5	479,166	4,202,243	-	-
Class R6	1,522,891	13,379,140	-	-
Reacquired:
Class A	(3,027,484)	(26,459,509)	(1,933,156)	(15,710,332)
Class C	(50,268)	(436,493)	(55,298)	(455,982)
Class R	(42,279)	(382,397)	-	-
Class Y	(4,397,624)	(37,778,860)	(26,714,351)	(208,761,431)
Class R5	(89,685)	(789,988)	(45,398)	(377,935)
Class R6	(18,303,891)	(162,439,509)	(4,654,515)	(36,238,330)
Net increase (decrease) in share activity	(10,669,059)	$(95,035,202)	(20,708,273)	$(158,390,945)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)
After the close of business on June 5, 2026, the Fund acquired all the net assets of Invesco Global Real Estate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on December 11, 2025. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 10,982,526 shares of the Fund for 10,104,204 shares outstanding of the Target Fund as of the close of business on June 5, 2026. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 5, 2026. The Target Fund’s net assets as of the close of business on June 5, 2026 of $96,547,800, including $17,628,650 of unrealized appreciation (depreciation), were combined with those of the
Fund. The net assets of the Fund immediately before the acquisition were $258,731,246 and $355,279,047 immediately after the acquisition.

The pro forma results of operations for the year ended August 31, 2026 assuming the reorganization had been completed on September 1, 2025, the beginning of the annual reporting period are as follows:

Net investment income	$9,827,959
Net realized/unrealized gains	35,613,477
Change in net assets resulting from operations	$45,441,436
   As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 6, 2026.
15
Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third  quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund’s chief investment officer changed in 2024. The Board
17
Invesco Global Real Estate Income Fund

acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity funds while the Fund has a fixed income component which may result in lagging performance relative to peers during strong equity markets. The Board considered that stock selection in Europe and the U.S. impacted the Fund’s three year performance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.
The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a
result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades
18
Invesco Global Real Estate Income Fund

through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
19
Invesco Global Real Estate Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	24.63%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	49.89%
Business Interest Income*	17.72%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
20
Invesco Global Real Estate Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Global Real Estate Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
GREI-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Growth and Income Fund
Nasdaq:
A: ACGIX ■ C: ACGKX ■ R: ACGLX ■ Y: ACGMX ■ R5: ACGQX ■ R6: GIFFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–97.77%
Aerospace & Defense–1.44%
RTX Corp.	160,505	$33,341,704
Textron, Inc.	368,759	29,707,225
		63,048,929
Air Freight & Logistics–1.40%
FedEx Corp.	187,455	61,372,767
Asset Management & Custody Banks–1.17%
KKR & Co., Inc., Class A	466,222	51,153,878
Automobile Manufacturers–1.27%
General Motors Co.	644,018	55,591,634
Biotechnology–1.14%
Regeneron Pharmaceuticals, Inc.	62,625	50,042,385
Broadline Retail–3.74%
Amazon.com, Inc.(b)	630,548	163,797,454
Building Products–2.21%
Johnson Controls International PLC	699,352	96,678,421
Cargo Ground Transportation–0.63%
FedEx Freight Holding Co., Inc.(b)	206,418	27,606,343
Communications Equipment–1.56%
Cisco Systems, Inc.	617,502	68,227,796
Consumer Finance–1.02%
Capital One Financial Corp.	208,470	44,718,900
Consumer Staples Merchandise Retail–1.14%
Dollar General Corp.	393,153	49,832,143
Diversified Banks–7.18%
Bank of America Corp.	1,795,433	111,209,120
PNC Financial Services Group, Inc. (The)	268,766	64,404,397
Wells Fargo & Co.	1,605,714	138,717,632
		314,331,149
Electric Utilities–2.65%
American Electric Power Co., Inc.	238,723	29,226,857
FirstEnergy Corp.	570,786	26,176,246
PPL Corp.	1,777,754	60,674,744
		116,077,847
Electrical Components & Equipment–1.91%
Emerson Electric Co.	285,840	43,573,449
Vertiv Holdings Co., Class A	155,430	40,212,850
		83,786,299
Electronic Components–1.50%
Coherent Corp.(b)	235,740	65,495,644
Food Distributors–3.25%
Sysco Corp.	777,839	63,067,186
US Foods Holding Corp.(b)	756,026	79,261,766
		142,328,952
Shares		Value
Health Care Equipment–2.56%
Becton, Dickinson and Co.	273,014	$51,356,664
Medtronic PLC	669,830	60,720,089
		112,076,753
Health Care REITs–0.69%
Alexandria Real Estate Equities, Inc.	591,409	30,333,368
Health Care Services–1.52%
CVS Health Corp.	706,340	66,332,389
Industrial Machinery & Supplies & Components–2.85%
Fortive Corp.	816,626	48,050,274
Parker-Hannifin Corp.	78,517	76,902,690
		124,952,964
Insurance Brokers–1.85%
Willis Towers Watson PLC	238,874	80,870,792
Integrated Oil & Gas–4.62%
Chevron Corp.	350,184	72,186,930
ExxonMobil Holdings Corp.	221,209	35,603,589
Occidental Petroleum Corp.	861,825	51,864,628
Shell PLC (United Kingdom)	933,028	42,747,820
		202,402,967
Interactive Media & Services–4.38%
Alphabet, Inc., Class A	409,098	138,827,406
Meta Platforms, Inc., Class A	92,500	52,941,450
		191,768,856
Investment Banking & Brokerage–2.49%
Charles Schwab Corp. (The)	687,615	75,513,879
Goldman Sachs Group, Inc. (The)	32,862	33,713,126
		109,227,005
Life Sciences Tools & Services–1.93%
IQVIA Holdings, Inc.(b)	155,540	40,625,493
Thermo Fisher Scientific, Inc.	70,781	43,678,955
		84,304,448
Managed Health Care–2.41%
Elevance Health, Inc.	103,199	40,509,735
UnitedHealth Group, Inc.	166,948	65,011,221
		105,520,956
Metal, Glass & Plastic Containers–0.85%
Crown Holdings, Inc.	320,862	37,345,128
Movies & Entertainment–1.76%
Walt Disney Co. (The)	717,131	77,127,439
Multi-Utilities–0.89%
Sempra	477,216	38,988,547
Oil & Gas Equipment & Services–1.23%
SLB Ltd.	896,806	53,898,041
Oil & Gas Exploration & Production–2.16%
ConocoPhillips	713,642	94,550,429
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Growth and Income Fund

Shares		Value
Personal Care Products–1.47%
Estee Lauder Cos., Inc. (The), Class A	630,982	$64,549,459
Pharmaceuticals–6.12%
Bristol-Myers Squibb Co.	741,156	49,516,632
Johnson & Johnson	283,841	75,459,130
Merck & Co., Inc.	658,908	97,360,246
Sanofi S.A.	512,935	45,604,505
		267,940,513
Property & Casualty Insurance–0.93%
American International Group, Inc.	532,870	40,689,953
Real Estate Services–1.56%
CBRE Group, Inc., Class A(b)	468,011	68,240,684
Regional Banks–2.00%
Citizens Financial Group, Inc.	1,269,351	87,420,203
Restaurants–1.28%
Starbucks Corp.	527,881	56,087,356
Semiconductor Materials & Equipment–1.86%
Lam Research Corp.	169,781	51,187,273
Qnity Electronics, Inc.	251,804	30,072,952
		81,260,225
Semiconductors–6.52%
Broadcom, Inc.	80,558	29,833,850
Microchip Technology, Inc.	1,019,364	74,872,286
NVIDIA Corp.	456,092	100,695,992
NXP Semiconductors N.V. (Netherlands)	205,730	46,215,187
Rambus, Inc.(b)	387,835	33,621,416
		285,238,731
Specialty Chemicals–1.48%
DuPont de Nemours, Inc.	230,379	31,006,710
PPG Industries, Inc.	302,302	33,909,215
		64,915,925
Systems Software–3.69%
Microsoft Corp.	318,715	161,680,932
Shares		Value
Tobacco–2.68%
Philip Morris International, Inc.	626,348	$117,314,980
Trading Companies & Distributors–1.88%
Ferguson Enterprises, Inc.	193,832	43,517,222
Sunbelt Rentals Holdings, Inc.(c)	534,106	38,605,182
		82,122,404
Wireless Telecommunication Services–0.90%
T-Mobile US, Inc.	217,759	39,292,434
Total Common Stocks & Other Equity Interests (Cost $2,579,744,633)		4,280,544,422
Money Market Funds–2.10%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	32,223,501	32,223,501
Invesco Treasury Portfolio, Institutional Class, 3.66%(d)(e)	59,844,405	59,844,405
Total Money Market Funds (Cost $92,067,906)		92,067,906
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $2,671,812,539)		4,372,612,328
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.21%
Invesco Private Government Fund, 3.73%(d)(e)(f)	2,545,150	2,545,150
Invesco Private Prime Fund, 3.82%(d)(e)(f)	6,543,375	6,544,684
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,089,834)		9,089,834
TOTAL INVESTMENTS IN SECURITIES–100.08% (Cost $2,680,902,373)		4,381,702,162
OTHER ASSETS LESS LIABILITIES—(0.08)%		(3,679,865)
NET ASSETS–100.00%		$4,378,022,297
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$44,655,894	$195,450,037	$(207,882,430)	$-	$-	$32,223,501	$1,078,411
Invesco Treasury Portfolio, Institutional Class	82,933,133	362,978,639	(386,067,367)	-	-	59,844,405	1,983,153
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Growth and Income Fund

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$10,427,153	$395,903,454	$(403,785,457)	$-	$-	$2,545,150	$227,455*
Invesco Private Prime Fund	26,811,519	910,756,029	(930,999,343)	-	(23,521)	6,544,684	606,262*
Total	$164,827,699	$1,865,088,159	$(1,928,734,597)	$-	$(23,521)	$101,157,740	$3,895,281

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/30/2026	Bank of New York Mellon (The)	USD	571,026	EUR	492,418	$1,566
09/30/2026	State Street Bank & Trust Co.	EUR	30,222,130	USD	35,313,148	170,382
09/30/2026	State Street Bank & Trust Co.	GBP	24,072,123	USD	32,847,740	229,018
09/30/2026	State Street Bank & Trust Co.	USD	715,180	GBP	528,327	725
Subtotal—Appreciation						401,691
Currency Risk
09/30/2026	Bank of New York Mellon (The)	USD	508,922	GBP	374,378	(1,624)
Total Forward Foreign Currency Contracts						$400,067

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Growth and Income Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $2,579,744,633)*	$4,280,544,422
Investments in affiliated money market funds, at value (Cost $101,157,740)	101,157,740
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	401,691
Foreign currencies, at value (Cost $3,689,723)	3,685,731
Receivable for:
Investments sold	8,577,139
Fund shares sold	798,856
Dividends	6,311,353
Investment for trustee deferred compensation and retirement plans	689,762
Other assets	66,136
Total assets	4,402,232,830
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,624
Payable for:
Investments purchased	9,009,926
Fund shares reacquired	3,498,774
Collateral upon return of securities loaned	9,089,834
Accrued fees to affiliates	1,746,540
Accrued trustees’ and officers’ fees and benefits	12,169
Accrued other operating expenses	142,088
Trustee deferred compensation and retirement plans	709,578
Total liabilities	24,210,533
Net assets applicable to shares outstanding	$4,378,022,297
Net assets consist of:
Shares of beneficial interest	$2,438,319,700
Distributable earnings	1,939,702,597
$4,378,022,297
Net Assets:
Class A	$2,883,502,012
Class C	$24,218,694
Class R	$58,820,524
Class Y	$353,743,324
Class R5	$182,957,017
Class R6	$874,780,726
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	113,523,301
Class C	979,394
Class R	2,310,203
Class Y	13,914,286
Class R5	7,181,069
Class R6	34,334,214
Class A:
Net asset value per share	$25.40
Maximum offering price per share (Net asset value of $25.40 ÷ 94.50%)	$26.88
Class C:
Net asset value and offering price per share	$24.73
Class R:
Net asset value and offering price per share	$25.46
Class Y:
Net asset value and offering price per share	$25.42
Class R5:
Net asset value and offering price per share	$25.48
Class R6:
Net asset value and offering price per share	$25.48

*	At August 31, 2026, security with a value of $8,793,513 was on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Growth and Income Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $275,971)	$76,762,695
Dividends from affiliated money market funds (includes net securities lending income of $135,899)	3,197,463
Total investment income	79,960,158
Expenses:
Advisory fees	15,337,545
Administrative services fees	615,836
Custodian fees	24,903
Distribution fees:
Class A	6,922,636
Class C	248,156
Class R	295,160
Transfer agent fees — A, C, R and Y	4,050,125
Transfer agent fees — R5	194,305
Transfer agent fees — R6	263,878
Trustees’ and officers’ fees and benefits	55,264
Registration and filing fees	119,004
Reports to shareholders	300,782
Professional services fees	90,847
Other	42,367
Total expenses	28,560,808
Less: Fees waived and/or expenses reimbursed	(84,934)
Net expenses	28,475,874
Net investment income	51,484,284
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	339,844,924
Affiliated investment securities	(23,521)
Foreign currencies	123,687
Forward foreign currency contracts	(347,660)
339,597,430
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	349,294,769
Foreign currencies	(5,021)
Forward foreign currency contracts	1,576,959
350,866,707
Net realized and unrealized gain	690,464,137
Net increase in net assets resulting from operations	$741,948,421
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Growth and Income Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$51,484,284	$55,563,954
Net realized gain	339,597,430	349,946,633
Change in net unrealized appreciation	350,866,707	30,902,728
Net increase in net assets resulting from operations	741,948,421	436,413,315
Distributions to shareholders from distributable earnings:
Class A	(215,381,158)	(257,956,991)
Class C	(1,923,554)	(2,563,590)
Class R	(4,482,705)	(5,078,034)
Class Y	(26,878,291)	(36,313,362)
Class R5	(16,036,253)	(19,566,393)
Class R6	(71,455,279)	(85,934,317)
Total distributions from distributable earnings	(336,157,240)	(407,412,687)
Share transactions–net:
Class A	(56,574,897)	6,952,738
Class C	(4,728,332)	(2,474,356)
Class R	(2,801,413)	3,368,848
Class Y	(5,875,193)	(39,778,902)
Class R5	(29,571,732)	(57,994,528)
Class R6	(105,441,174)	32,066,367
Net increase (decrease) in net assets resulting from share transactions	(204,992,741)	(57,859,833)
Net increase (decrease) in net assets	200,798,440	(28,859,205)
Net assets:
Beginning of year	4,177,223,857	4,206,083,062
End of year	$4,378,022,297	$4,177,223,857
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$23.16	$0.26	$3.89	$4.15	$(0.28)	$(1.63)	$(1.91)	$25.40	18.85%	$2,883,502	0.77%	0.77%	1.10%	28%
Year ended 08/31/25	23.01	0.28	2.15	2.43	(0.27)	(2.01)	(2.28)	23.16	11.11	2,676,634	0.78	0.78	1.25	26
Year ended 08/31/24	21.37	0.30	4.04	4.34	(0.32)	(2.38)	(2.70)	23.01	22.39	2,652,126	0.79	0.79	1.40	25
Year ended 08/31/23	22.20	0.33	1.36	1.69	(0.38)	(2.14)	(2.52)	21.37	8.00	2,438,756	0.79	0.79	1.57	21
Year ended 08/31/22	28.10	0.32	(1.13)	(0.81)	(0.29)	(4.80)	(5.09)	22.20	(3.90)	2,499,911	0.78	0.78	1.28	23
Class C
Year ended 08/31/26	22.58	0.09	3.79	3.88	(0.10)	(1.63)	(1.73)	24.73	18.00 (d)	24,219	1.47 (d)	1.47 (d)	0.40 (d)	28
Year ended 08/31/25	22.47	0.11	2.11	2.22	(0.10)	(2.01)	(2.11)	22.58	10.33 (d)	26,542	1.52 (d)	1.52 (d)	0.51 (d)	26
Year ended 08/31/24	20.93	0.14	3.94	4.08	(0.16)	(2.38)	(2.54)	22.47	21.44 (d)	28,958	1.53 (d)	1.53 (d)	0.66 (d)	25
Year ended 08/31/23	21.77	0.18	1.33	1.51	(0.21)	(2.14)	(2.35)	20.93	7.25 (d)	29,875	1.52 (d)	1.52 (d)	0.84 (d)	21
Year ended 08/31/22	27.69	0.13	(1.09)	(0.96)	(0.16)	(4.80)	(4.96)	21.77	(4.58)(d)	32,497	1.52 (d)	1.52 (d)	0.54 (d)	23
Class R
Year ended 08/31/26	23.21	0.20	3.90	4.10	(0.22)	(1.63)	(1.85)	25.46	18.55	58,821	1.02	1.02	0.85	28
Year ended 08/31/25	23.05	0.22	2.17	2.39	(0.22)	(2.01)	(2.23)	23.21	10.85	56,041	1.03	1.03	1.00	26
Year ended 08/31/24	21.41	0.25	4.03	4.28	(0.26)	(2.38)	(2.64)	23.05	22.03	52,198	1.04	1.04	1.15	25
Year ended 08/31/23	22.23	0.28	1.36	1.64	(0.32)	(2.14)	(2.46)	21.41	7.75	53,250	1.04	1.04	1.32	21
Year ended 08/31/22	28.13	0.25	(1.13)	(0.88)	(0.22)	(4.80)	(5.02)	22.23	(4.14)	51,354	1.03	1.03	1.03	23
Class Y
Year ended 08/31/26	23.18	0.32	3.89	4.21	(0.34)	(1.63)	(1.97)	25.42	19.14	353,743	0.52	0.52	1.35	28
Year ended 08/31/25	23.03	0.34	2.15	2.49	(0.33)	(2.01)	(2.34)	23.18	11.38	327,498	0.53	0.53	1.50	26
Year ended 08/31/24	21.39	0.35	4.04	4.39	(0.37)	(2.38)	(2.75)	23.03	22.67	367,898	0.54	0.54	1.65	25
Year ended 08/31/23	22.22	0.39	1.35	1.74	(0.43)	(2.14)	(2.57)	21.39	8.28	349,894	0.54	0.54	1.82	21
Year ended 08/31/22	28.12	0.38	(1.12)	(0.74)	(0.36)	(4.80)	(5.16)	22.22	(3.63)	427,166	0.53	0.53	1.53	23
Class R5
Year ended 08/31/26	23.23	0.33	3.89	4.22	(0.34)	(1.63)	(1.97)	25.48	19.18	182,957	0.49	0.49	1.38	28
Year ended 08/31/25	23.07	0.34	2.17	2.51	(0.34)	(2.01)	(2.35)	23.23	11.46	194,435	0.49	0.49	1.54	26
Year ended 08/31/24	21.43	0.36	4.04	4.40	(0.38)	(2.38)	(2.76)	23.07	22.69	250,613	0.50	0.50	1.69	25
Year ended 08/31/23	22.25	0.40	1.36	1.76	(0.44)	(2.14)	(2.58)	21.43	8.36	329,238	0.49	0.49	1.87	21
Year ended 08/31/22	28.16	0.39	(1.13)	(0.74)	(0.37)	(4.80)	(5.17)	22.25	(3.62)	397,345	0.48	0.48	1.58	23
Class R6
Year ended 08/31/26	23.23	0.35	3.89	4.24	(0.36)	(1.63)	(1.99)	25.48	19.25	874,781	0.42	0.42	1.45	28
Year ended 08/31/25	23.07	0.36	2.17	2.53	(0.36)	(2.01)	(2.37)	23.23	11.53	896,073	0.42	0.42	1.61	26
Year ended 08/31/24	21.43	0.38	4.03	4.41	(0.39)	(2.38)	(2.77)	23.07	22.77	854,291	0.43	0.43	1.76	25
Year ended 08/31/23	22.25	0.41	1.37	1.78	(0.46)	(2.14)	(2.60)	21.43	8.45	803,225	0.42	0.42	1.94	21
Year ended 08/31/22	28.16	0.41	(1.13)	(0.72)	(0.39)	(4.80)	(5.19)	22.25	(3.55)	931,558	0.41	0.41	1.65	23

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95%, 0.99%, 0.99%, 0.98% and
0.99% for the years ended August 31, 2026, 2025, 2024, 2023 and 2022, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Growth and Income Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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Invesco Growth and Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is
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Invesco Growth and Income Fund

required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $2,581 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.36%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund
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Invesco Growth and Income Fund

operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $84,934.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $280,100 in front-end sales commissions from the sale of Class A shares and $6,767 and $1,470 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $85,002 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,192,192,097	$88,352,325	$—	$4,280,544,422
Money Market Funds	92,067,906	9,089,834	—	101,157,740
Total Investments in Securities	4,284,260,003	97,442,159	—	4,381,702,162
Other Investments - Assets*
Forward Foreign Currency Contracts	—	401,691	—	401,691
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,624)	—	(1,624)
Total Other Investments	—	400,067	—	400,067
Total Investments	$4,284,260,003	$97,842,226	$—	$4,382,102,229

*	Unrealized appreciation (depreciation).
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Invesco Growth and Income Fund

NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$401,691
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$401,691
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,624)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,624)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$1,566	$(1,624)	$(58)	$—	$—	$(58)
State Street Bank & Trust Co.	400,125	−	400,125	—	—	400,125
Total	$401,691	$(1,624)	$400,067	$—	$—	$400,067
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(347,660)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,576,959
Total	$1,229,299
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$112,483,049

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and
13
Invesco Growth and Income Fund

Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$75,152,530	$65,213,033
Long-term capital gain	261,004,710	342,199,654
Total distributions	$336,157,240	$407,412,687

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$11,471,265
Undistributed long-term capital gain	254,174,181
Net unrealized appreciation — investments	1,674,381,088
Net unrealized appreciation — foreign currencies	8,472
Temporary book/tax differences	(332,409)
Shares of beneficial interest	2,438,319,700
Total net assets	$4,378,022,297
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $1,171,500,731 and $1,625,509,662, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,710,362,622
Aggregate unrealized (depreciation) of investments	(35,981,534)
Net unrealized appreciation of investments	$1,674,381,088
Cost of investments for tax purposes is $2,707,721,141.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on August 31, 2026, undistributed net investment income was increased by $123,686, undistributed net realized gain was decreased by $19,150,686 and shares of beneficial interest was increased by $19,027,000. This reclassification had no effect on the net assets of the Fund.
14
Invesco Growth and Income Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	4,976,382	$118,631,152	5,659,434	$125,108,333
Class C	159,192	3,677,871	213,415	4,614,160
Class R	354,856	8,426,053	425,207	9,467,744
Class Y	1,628,501	38,809,614	1,756,074	38,901,134
Class R5	786,767	18,837,607	1,174,298	26,722,188
Class R6	4,191,924	100,086,212	5,748,893	126,474,316
Issued as reinvestment of dividends:
Class A	8,645,334	198,097,052	10,808,737	239,055,612
Class C	83,091	1,852,872	114,144	2,463,568
Class R	195,026	4,480,262	228,998	5,077,959
Class Y	895,246	20,530,891	1,337,834	29,604,374
Class R5	694,865	15,968,919	881,827	19,557,838
Class R6	3,057,770	70,294,050	3,825,994	84,815,691
Automatic conversion of Class C shares to Class A shares:
Class A	239,917	5,766,087	233,978	5,219,473
Class C	(246,297)	(5,766,087)	(239,792)	(5,219,473)
Reacquired:
Class A	(15,903,914)	(379,069,188)	(16,406,685)	(362,430,680)
Class C	(192,176)	(4,492,988)	(201,054)	(4,332,611)
Class R	(654,048)	(15,707,728)	(504,169)	(11,176,855)
Class Y	(2,736,845)	(65,215,698)	(4,942,496)	(108,284,410)
Class R5	(2,671,281)	(64,378,258)	(4,548,825)	(104,274,554)
Class R6	(11,491,617)	(275,821,436)	(8,027,143)	(179,223,640)
Net increase (decrease) in share activity	(7,987,307)	$(204,992,741)	(2,461,331)	$(57,859,833)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Subsequent Event
Effective on or about December 18, 2026, the name of the Fund and all references thereto will change from Invesco Growth and Income Fund to Invesco Value Income Fund.
15
Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and above the performance of the Index for the five year period.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and
17
Invesco Growth and Income Fund

that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2025.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a
18
Invesco Growth and Income Fund

direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
19
Invesco Growth and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$280,031,710
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	92.74%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$22,004,262
20
Invesco Growth and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Growth and Income Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
VK-GRI-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Income Advantage U.S. Fund
Nasdaq:
A: SCAUX ■ C: SCCUX ■ R: SCRUX ■ Y: SCAYX ■ Investor: SCNUX ■ R5: SCIUX ■ R6: SLESX

2	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Approval of Investment Advisory and Sub-Advisory Contracts
21	Tax Information
22	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–76.78%
Aerospace & Defense–1.76%
Axon Enterprise, Inc.(b)	203	$115,012
Boeing Co. (The)(b)	2,092	434,676
General Dynamics Corp.	714	265,144
General Electric Co.	2,761	926,895
Honeywell Aerospace, Inc.(b)	839	132,654
Howmet Aerospace, Inc.	1,051	257,442
L3Harris Technologies, Inc.	492	130,995
Lockheed Martin Corp.	611	342,912
Northrop Grumman Corp.	376	202,927
Rocket Lab Corp.(b)	1,513	96,711
RTX Corp.	3,571	741,804
TransDigm Group, Inc.	147	172,246
		3,819,418
Agricultural & Farm Machinery–0.20%
Deere & Co.	663	434,205
Agricultural Products & Services–0.05%
Archer-Daniels-Midland Co.	1,273	103,482
Air Freight & Logistics–0.19%
FedEx Corp.	620	202,988
United Parcel Service, Inc., Class B	1,987	207,105
		410,093
Apparel Retail–0.27%
Ross Stores, Inc.	835	190,831
TJX Cos., Inc. (The)	2,930	392,356
		583,187
Application Software–1.69%
Adobe, Inc.(b)	1,073	314,164
AppLovin Corp., Class A(b)	696	217,194
Autodesk, Inc.(b)	557	144,001
Cadence Design Systems, Inc.(b)	730	247,309
Circle Internet Group, Inc.(b)(c)	494	47,202
Datadog, Inc., Class A(b)	863	204,565
Fair Isaac Corp.(b)(c)	60	68,833
Intuit, Inc.	711	255,462
Palantir Technologies, Inc., Class A(b)	5,820	1,084,732
Roper Technologies, Inc.	268	113,804
Salesforce, Inc.	2,109	543,152
Strategy, Inc., Class A(b)	875	116,322
Synopsys, Inc.(b)	487	214,080
Workday, Inc., Class A(b)	529	104,451
		3,675,271
Asset Management & Custody Banks–0.72%
Ameriprise Financial, Inc.	238	131,640
Bank of New York Mellon Corp. (The)	1,814	292,562
BlackRock, Inc.	380	439,132
Blackstone, Inc., Class A	1,942	278,172
KKR & Co., Inc., Class A	1,831	200,897
Northern Trust Corp.	482	89,440
Shares		Value
Asset Management & Custody Banks–(continued)
State Street Corp.	730	$139,708
		1,571,551
Automobile Manufacturers–1.47%
Ford Motor Co.	10,332	144,028
General Motors Co.	2,385	205,873
Tesla, Inc.(b)	7,733	2,845,358
		3,195,259
Automotive Retail–0.21%
AutoZone, Inc.(b)	44	131,614
Carvana Co.(b)	1,752	128,702
O’Reilly Automotive, Inc., Class R(b)	2,185	194,028
		454,344
Biotechnology–1.32%
AbbVie, Inc.	4,684	1,201,071
Amgen, Inc.	1,429	614,299
Gilead Sciences, Inc.	3,287	481,020
Regeneron Pharmaceuticals, Inc.	268	214,153
Vertex Pharmaceuticals, Inc.(b)	671	365,373
		2,875,916
Broadline Retail–3.31%
Amazon.com, Inc.(b)	25,996	6,752,981
Coupang, Inc. (South Korea)(b)	3,370	54,122
eBay, Inc.	1,173	121,476
MercadoLibre, Inc. (Brazil)(b)	134	259,451
		7,188,030
Building Products–0.28%
Carrier Global Corp.	2,066	120,282
Johnson Controls International PLC	1,611	222,705
Trane Technologies PLC	585	259,974
		602,961
Cargo Ground Transportation–0.06%
FedEx Freight Holding Co., Inc.(b)	312	41,727
Old Dominion Freight Line, Inc.	496	99,180
		140,907
Casinos & Gaming–0.04%
Las Vegas Sands Corp.	1,752	76,755
Commodity Chemicals–0.03%
Dow, Inc.	1,910	58,293
Communications Equipment–1.03%
Arista Networks, Inc.(b)	2,767	541,474
Ciena Corp.(b)	371	142,019
Cisco Systems, Inc.	10,436	1,153,074
Lumentum Holdings, Inc.(b)	201	183,867
Motorola Solutions, Inc.	438	212,561
		2,232,995
Construction & Engineering–0.18%
Comfort Systems USA, Inc.	93	143,743
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Income Advantage U.S. Fund

Shares		Value
Construction & Engineering–(continued)
Quanta Services, Inc.	395	$239,800
		383,543
Construction Machinery & Heavy Transportation Equipment– 0.62%
Caterpillar, Inc.	1,220	972,913
Cummins, Inc.	365	206,006
PACCAR, Inc.	1,376	170,803
		1,349,722
Construction Materials–0.08%
Martin Marietta Materials, Inc.	158	81,954
Vulcan Materials Co.	343	92,466
		174,420
Consumer Electronics–0.06%
Garmin Ltd.	436	123,872
Consumer Finance–0.44%
American Express Co.	1,808	596,947
Capital One Financial Corp.	1,635	350,724
		947,671
Consumer Staples Merchandise Retail–1.16%
Costco Wholesale Corp.	1,175	1,109,071
Target Corp.	1,206	194,021
Walmart, Inc.	11,617	1,218,275
		2,521,367
Copper–0.15%
Freeport-McMoRan, Inc.	3,789	286,979
Southern Copper Corp. (Mexico)(c)	213	44,389
		331,368
Data Center REITs–0.21%
Digital Realty Trust, Inc.	983	182,435
Equinix, Inc.	261	273,194
		455,629
Diversified Banks–2.65%
Bank of America Corp.	18,793	1,164,038
Citigroup, Inc.	4,536	597,028
Fifth Third Bancorp	2,391	128,564
JPMorgan Chase & Co.	7,083	2,521,690
NU Holdings Ltd., Class A (Brazil)(b)	9,723	141,470
PNC Financial Services Group, Inc. (The)	1,064	254,966
U.S. Bancorp	4,105	252,786
Wells Fargo & Co.	8,104	700,105
		5,760,647
Diversified Financial Services–0.07%
Apollo Global Management, Inc.	1,170	159,799
Diversified Support Services–0.12%
Cintas Corp.	912	184,033
Copart, Inc.(b)	2,363	77,955
		261,988
Electric Utilities–0.90%
American Electric Power Co., Inc.	1,444	176,789
Constellation Energy Corp.	900	247,293
Duke Energy Corp.	2,071	248,334
Shares		Value
Electric Utilities–(continued)
Edison International	1,027	$55,437
Entergy Corp.	1,212	128,848
Exelon Corp.	2,709	118,437
NextEra Energy, Inc.	5,528	455,175
PG&E Corp.	5,839	77,484
PPL Corp.	1,999	68,226
Southern Co. (The)	2,994	263,472
Xcel Energy, Inc.	1,652	125,040
		1,964,535
Electrical Components & Equipment–0.54%
AMETEK, Inc.	605	142,278
Eaton Corp. PLC	1,027	412,731
Emerson Electric Co.	1,486	226,526
Rockwell Automation, Inc.	295	125,207
Vertiv Holdings Co., Class A	1,002	259,237
		1,165,979
Electronic Components–0.44%
Amphenol Corp., Class A	3,249	515,129
Coherent Corp.(b)	496	137,804
Corning, Inc.	2,099	312,184
		965,117
Electronic Equipment & Instruments–0.07%
Keysight Technologies, Inc.(b)	451	145,538
Electronic Manufacturing Services–0.07%
TE Connectivity PLC (China)	773	158,658
Environmental & Facilities Services–0.21%
Republic Services, Inc.	524	115,762
Waste Connections, Inc.	671	110,930
Waste Management, Inc.	1,062	232,493
		459,185
Fertilizers & Agricultural Chemicals–0.07%
Corteva, Inc.	1,770	149,795
Financial Exchanges & Data–0.65%
CME Group, Inc., Class A	951	271,510
Coinbase Global, Inc., Class A(b)	568	106,852
Intercontinental Exchange, Inc.	1,495	240,247
Moody’s Corp.	463	233,648
MSCI, Inc.	186	106,139
Nasdaq, Inc.	1,179	116,261
S&P Global, Inc.	783	341,263
		1,415,920
Food Distributors–0.05%
Sysco Corp.	1,276	103,458
Food Retail–0.04%
Kroger Co. (The)	1,618	93,100
Footwear–0.06%
NIKE, Inc., Class B	3,120	121,867
Gold–0.16%
Newmont Corp.	2,827	356,372
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Income Advantage U.S. Fund

Shares		Value
Health Care Distributors–0.27%
Cardinal Health, Inc.	619	$145,230
Cencora, Inc.	516	166,977
McKesson Corp.	319	282,417
		594,624
Health Care Equipment–1.03%
Abbott Laboratories	4,592	506,773
Becton, Dickinson and Co.	729	137,132
Boston Scientific Corp.(b)	3,923	189,481
Edwards Lifesciences Corp.(b)	1,505	136,579
GE HealthCare Technologies, Inc.	1,213	86,402
IDEXX Laboratories, Inc.(b)	209	116,348
Intuitive Surgical, Inc.(b)	937	353,118
Medtronic PLC	3,411	309,207
ResMed, Inc.	387	92,919
Stryker Corp.	958	310,200
		2,238,159
Health Care Facilities–0.08%
HCA Healthcare, Inc.	398	164,951
Health Care REITs–0.26%
Ventas, Inc.	1,282	116,880
Welltower, Inc.	1,873	442,477
		559,357
Health Care Services–0.23%
Cigna Group (The)	698	192,704
CVS Health Corp.	3,385	317,885
		510,589
Health Care Supplies–0.02%
Medline, Inc., Class A(b)(c)	1,291	45,224
Health Care Technology–0.05%
Veeva Systems, Inc., Class A(b)	399	113,990
Heavy Electrical Equipment–0.36%
Bloom Energy Corp., Class A(b)	706	145,648
GE Vernova, Inc.	713	640,652
		786,300
Home Improvement Retail–0.54%
Home Depot, Inc. (The)	2,641	865,799
Lowe’s Cos., Inc.	1,482	303,365
		1,169,164
Homebuilding–0.04%
D.R. Horton, Inc.	669	96,711
Hotels, Resorts & Cruise Lines–0.53%
Airbnb, Inc., Class A(b)	1,059	194,030
Booking Holdings, Inc.	2,048	407,737
Hilton Worldwide Holdings, Inc.	590	186,605
Marriott International, Inc., Class A	575	196,512
Royal Caribbean Cruises Ltd.	665	178,712
		1,163,596
Household Products–0.54%
Colgate-Palmolive Co.	2,117	190,149
Kimberly-Clark Corp.	885	95,536
Shares		Value
Household Products–(continued)
Procter & Gamble Co. (The)	6,175	$896,116
		1,181,801
Human Resource & Employment Services–0.19%
Automatic Data Processing, Inc.	1,062	303,902
Paychex, Inc.	860	109,512
		413,414
Independent Power Producers & Energy Traders–0.06%
Vistra Corp.	885	121,572
Industrial Conglomerates–0.19%
3M Co.	1,386	238,156
Honeywell International, Inc.	839	179,152
		417,308
Industrial Gases–0.36%
Air Products and Chemicals, Inc.	579	179,177
Linde PLC	1,220	597,288
		776,465
Industrial Machinery & Supplies & Components–0.38%
Dover Corp.	355	68,952
Illinois Tool Works, Inc.	760	209,281
Ingersoll Rand, Inc.	1,035	79,747
Otis Worldwide Corp.	1,016	72,268
Parker-Hannifin Corp.	334	327,133
Xylem, Inc.	628	69,149
		826,530
Industrial REITs–0.16%
Prologis, Inc.	2,464	344,763
Insurance Brokers–0.28%
Aon PLC, Class A	563	181,016
Arthur J. Gallagher & Co.	674	176,689
Marsh & McLennan Cos., Inc.	1,275	241,995
		599,700
Integrated Oil & Gas–1.38%
Chevron Corp.	5,261	1,084,503
ExxonMobil Holdings Corp.	10,978	1,766,909
Occidental Petroleum Corp.	2,633	158,454
		3,009,866
Integrated Telecommunication Services–0.59%
AT&T, Inc.	18,385	475,988
Comcast Corp., Class A	9,408	250,441
Verizon Communications, Inc.	11,075	553,971
		1,280,400
Interactive Home Entertainment–0.08%
Roblox Corp., Class A(b)	1,654	68,294
Take-Two Interactive Software, Inc.(b)	457	100,403
		168,697
Interactive Media & Services–6.02%
Alphabet, Inc., Class A	28,735	9,751,222
Meta Platforms, Inc., Class A	5,818	3,329,874
		13,081,096
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Income Advantage U.S. Fund

Shares		Value
Internet Services & Infrastructure–0.29%
Cloudflare, Inc., Class A(b)	841	$256,597
CoreWeave, Inc., Class A(b)	885	75,128
Snowflake, Inc., Class A(b)	890	294,973
		626,698
Investment Banking & Brokerage–0.99%
Charles Schwab Corp. (The)	4,341	476,729
Goldman Sachs Group, Inc. (The)	778	798,150
Morgan Stanley	3,176	677,504
Robinhood Markets, Inc., Class A(b)	2,017	211,402
		2,163,785
IT Consulting & Other Services–0.41%
Accenture PLC, Class A	1,629	309,119
International Business Machines Corp.	2,492	582,804
		891,923
Life & Health Insurance–0.19%
Aflac, Inc.	1,203	139,367
MetLife, Inc.	1,701	161,884
Prudential Financial, Inc.	918	107,957
		409,208
Life Sciences Tools & Services–0.60%
Agilent Technologies, Inc.	746	114,556
Danaher Corp.	1,709	364,974
IQVIA Holdings, Inc.(b)	438	114,401
Thermo Fisher Scientific, Inc.	983	606,609
Waters Corp.(b)	260	107,804
		1,308,344
Managed Health Care–0.63%
Centene Corp.(b)	1,284	82,613
Elevance Health, Inc.	574	225,318
Humana, Inc.	318	121,867
UnitedHealth Group, Inc.	2,405	936,531
		1,366,329
Movies & Entertainment–0.72%
Netflix, Inc.(b)	11,106	900,141
Walt Disney Co. (The)	4,605	495,268
Warner Bros. Discovery, Inc.(b)	6,322	180,367
		1,575,776
Multi-Sector Holdings–1.14%
Berkshire Hathaway, Inc., Class B(b)	4,935	2,487,388
Multi-Utilities–0.34%
Ameren Corp.	738	78,235
Consolidated Edison, Inc.	981	104,987
Dominion Energy, Inc.	2,328	153,671
DTE Energy Co.	553	75,003
Public Service Enterprise Group, Inc.	1,318	96,649
Sempra	1,740	142,158
WEC Energy Group, Inc.(c)	868	92,156
		742,859
Oil & Gas Equipment & Services–0.19%
Baker Hughes Co., Class A	2,632	167,264
SLB Ltd.	3,955	237,695
		404,959
Shares		Value
Oil & Gas Exploration & Production–0.40%
ConocoPhillips	3,225	$427,280
Devon Energy Corp.	2,848	138,157
Diamondback Energy, Inc.	507	101,643
EOG Resources, Inc.	1,408	204,104
		871,184
Oil & Gas Refining & Marketing–0.38%
Marathon Petroleum Corp.	772	288,203
Phillips 66	1,061	261,622
Valero Energy Corp.	784	281,393
		831,218
Oil & Gas Storage & Transportation–0.41%
Cheniere Energy, Inc.	552	161,013
Kinder Morgan, Inc.	5,142	165,778
ONEOK, Inc.	1,666	159,953
Targa Resources Corp.	560	164,444
Williams Cos., Inc. (The)	3,226	242,111
		893,299
Other Specialized REITs–0.03%
VICI Properties, Inc.	2,820	72,333
Packaged Foods & Meats–0.17%
Hershey Co. (The)	388	68,369
Kraft Heinz Co. (The)	3,150	80,861
Mondelez International, Inc., Class A	3,410	211,659
		360,889
Passenger Airlines–0.02%
Delta Air Lines, Inc.	436	34,008
Passenger Ground Transportation–0.18%
Uber Technologies, Inc.(b)	5,177	391,640
Personal Care Products–0.04%
Kenvue, Inc.	5,114	96,552
Pharmaceuticals–2.82%
Bristol-Myers Squibb Co.	5,403	360,974
Eli Lilly and Co.	2,249	2,601,486
Johnson & Johnson	6,381	1,696,389
Merck & Co., Inc.	6,549	967,680
Pfizer, Inc.	15,095	429,604
Zoetis, Inc.	1,109	85,504
		6,141,637
Property & Casualty Insurance–0.63%
Allstate Corp. (The)	679	175,046
American International Group, Inc.	1,401	106,980
Arch Capital Group Ltd.(b)	902	88,459
Chubb Ltd.	1,028	348,082
Hartford Insurance Group, Inc. (The)	724	99,463
Progressive Corp. (The)	1,544	336,716
Travelers Cos., Inc. (The)	561	205,287
		1,360,033
Rail Transportation–0.43%
CSX Corp.	4,936	249,318
Norfolk Southern Corp.	595	203,960
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Income Advantage U.S. Fund

Shares		Value
Rail Transportation–(continued)
Union Pacific Corp.	1,572	$472,653
		925,931
Real Estate Services–0.05%
CBRE Group, Inc., Class A(b)	771	112,419
Regional Banks–0.12%
M&T Bank Corp.	387	90,535
Truist Financial Corp.	3,296	163,415
		253,950
Research & Consulting Services–0.01%
Mobility Global, Inc.	782	15,875
Restaurants–0.59%
Chipotle Mexican Grill, Inc.(b)	3,374	128,313
DoorDash, Inc., Class A(b)	988	228,959
McDonald’s Corp.	1,885	496,773
Starbucks Corp.	3,014	320,238
Yum! Brands, Inc.	729	111,763
		1,286,046
Retail REITs–0.15%
Realty Income Corp.	2,475	151,668
Simon Property Group, Inc.	858	182,171
		333,839
Self-Storage REITs–0.11%
Extra Space Storage, Inc.	554	78,169
Public Storage	492	151,039
		229,208
Semiconductor Materials & Equipment–1.25%
Applied Materials, Inc.	2,100	962,619
KLA Corp.	3,461	607,233
Lam Research Corp.	3,307	997,027
Teradyne, Inc.	413	144,480
		2,711,359
Semiconductors–12.16%
Advanced Micro Devices, Inc.(b)	4,307	2,027,391
Analog Devices, Inc.	1,289	466,798
Broadcom, Inc.	12,321	4,562,959
GLOBALFOUNDRIES, Inc.	352	15,731
Intel Corp.(b)	11,272	1,008,957
Marvell Technology, Inc.	2,307	488,300
Microchip Technology, Inc.	1,413	103,785
Micron Technology, Inc.	2,984	2,860,850
Monolithic Power Systems, Inc.	126	159,739
NVIDIA Corp.	61,793	13,642,659
QUALCOMM, Inc.	2,794	476,321
Texas Instruments, Inc.	2,410	628,793
		26,442,283
Soft Drinks & Non-alcoholic Beverages–0.82%
Coca-Cola Co. (The)	11,340	1,005,518
Keurig Dr Pepper, Inc.	3,457	110,140
Monster Beverage Corp.(b)	3,664	168,251
PepsiCo, Inc.	3,614	507,188
		1,791,097
Shares		Value
Specialty Chemicals–0.19%
Ecolab, Inc.	668	$189,178
Sherwin-Williams Co. (The)	652	220,904
		410,082
Steel–0.07%
Nucor Corp.	600	149,784
Systems Software–5.81%
CrowdStrike Holdings, Inc., Class A(b)	2,609	602,679
Fortinet, Inc.(b)	1,645	281,180
Microsoft Corp.	19,420	9,851,572
Oracle Corp.	4,540	677,005
Palo Alto Networks, Inc.(b)	2,148	820,815
ServiceNow, Inc.(b)	2,724	403,124
		12,636,375
Technology Hardware, Storage & Peripherals–6.62%
Apple, Inc.	38,937	12,337,188
Dell Technologies, Inc., Class C	800	364,808
Hewlett Packard Enterprise Co.	3,496	182,631
Sandisk Corp.(b)	388	607,880
Seagate Technology Holdings PLC	593	491,229
Western Digital Corp.	909	409,550
		14,393,286
Telecom Tower REITs–0.14%
American Tower Corp.	1,233	216,638
Crown Castle, Inc.	1,161	88,399
		305,037
Tobacco–0.49%
Altria Group, Inc.	4,419	302,613
Philip Morris International, Inc.	4,127	772,987
		1,075,600
Trading Companies & Distributors–0.27%
Fastenal Co.	3,037	149,754
Ferguson Enterprises, Inc.	513	115,174
United Rentals, Inc.	166	172,308
W.W. Grainger, Inc.	118	154,520
		591,756
Transaction & Payment Processing Services–1.54%
Block, Inc., Class A(b)	1,381	113,270
Fiserv, Inc.(b)	1,424	75,913
Mastercard, Inc., Class A	2,323	1,368,967
PayPal Holdings, Inc.	2,335	122,973
Visa, Inc., Class A	4,395	1,667,331
		3,348,454
Wireless Telecommunication Services–0.11%
T-Mobile US, Inc.	1,321	238,361
Total Common Stocks & Other Equity Interests (Cost $91,237,666)		166,937,298
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Income Advantage U.S. Fund

Principal Amount		Value
Equity Linked Notes–4.90%
Diversified Banks–4.90%
Bank of Montreal (S&P 500® Index) (Canada),
143.21%, 09/03/2026(d)	$689,000	$686,042
152.65%, 09/08/2026(d)	776,000	791,310
Barclays Bank PLC (S&P 500 INDEX) (United Kingdom), 133.75%, 09/28/2026(d)	986,000	1,000,669
BNP Paribas (S&P 500® Index) (France),
161.12%, 09/14/2026(d)	752,000	755,518
158.58%, 09/23/2026(d)	573,000	577,849
147.53%, 09/30/2026(d)	783,000	784,364
Citigroup, Inc. (S&P 500® Index),
159.67%, 09/16/2026(d)	897,000	888,390
158.22%, 09/17/2026(d)	744,000	742,318
Mizuho Financial Group, Inc. (S&P 500® Index) (Japan), 157.00%, 09/10/2026(d)	654,000	650,886
Royal Bank of Canada (S&P 500® Index) (Canada),
148.86%, 09/02/2026(d)	775,000	710,692
135.81%, 10/01/2026(d)	726,000	726,000
UBS AG (S&P 500® Index) (Switzerland),
163.85%, 09/11/2026(d)	885,000	879,895
163.09%, 09/21/2026(d)	626,000	633,812
142.02%, 09/24/2026(d)	830,000	833,594
Total Equity Linked Notes (Cost $10,696,000)		10,661,339
Shares		Value
Money Market Funds–18.77%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(e)(f)	14,348,254	$14,348,254
Invesco Treasury Portfolio, Institutional Class, 3.66%(e)(f)	26,473,593	26,473,593
Total Money Market Funds (Cost $40,821,847)		40,821,847
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.45% (Cost $142,755,513)		218,420,484
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.11%
Invesco Private Government Fund, 3.73%(e)(f)(g)	63,298	63,298
Invesco Private Prime Fund, 3.82%(e)(f)(g)	163,472	163,505
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $226,803)		226,803
TOTAL INVESTMENTS IN SECURITIES–100.56% (Cost $142,982,316)		218,647,287
OTHER ASSETS LESS LIABILITIES—(0.56)%		(1,212,451)
NET ASSETS–100.00%		$217,434,836
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $10,661,339, which represented 4.90% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$13,072,745	$13,988,415	$(12,712,906)	$-	$-	$14,348,254	$513,104
Invesco Treasury Portfolio, Institutional Class	24,104,793	25,978,484	(23,609,684)	-	-	26,473,593	937,814
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,449,773	8,418,265	(9,804,740)	-	-	63,298	8,893*
Invesco Private Prime Fund	3,755,319	17,959,933	(21,551,345)	(222)	(180)	163,505	24,468*
Total	$42,382,630	$66,345,097	$(67,678,675)	$(222)	$(180)	$41,048,650	$1,484,279

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $101,933,666)*	$177,598,637
Investments in affiliated money market funds, at value (Cost $41,048,650)	41,048,650
Cash	646,955
Receivable for:
Fund shares sold	25,129
Dividends	258,811
Interest	524,035
Investment for trustee deferred compensation and retirement plans	144,121
Other assets	61,200
Total assets	220,307,538
Liabilities:
Payable for:
Investments purchased	2,339,000
Fund shares reacquired	22,936
Collateral upon return of securities loaned	226,803
Accrued fees to affiliates	93,200
Accrued trustees’ and officers’ fees and benefits	5,260
Accrued other operating expenses	39,245
Trustee deferred compensation and retirement plans	146,258
Total liabilities	2,872,702
Net assets applicable to shares outstanding	$217,434,836
Net assets consist of:
Shares of beneficial interest	$181,254,469
Distributable earnings	36,180,367
$217,434,836
Net Assets:
Class A	$160,128,555
Class C	$2,544,477
Class R	$1,340,660
Class Y	$16,936,463
Investor Class	$34,979,943
Class R5	$15,198
Class R6	$1,489,540
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,560,896
Class C	203,331
Class R	105,719
Class Y	1,322,662
Investor Class	2,733,796
Class R5	1,188
Class R6	116,276
Class A:
Net asset value per share	$12.75
Maximum offering price per share (Net asset value of $12.75 ÷ 94.50%)	$13.49
Class C:
Net asset value and offering price per share	$12.51
Class R:
Net asset value and offering price per share	$12.68
Class Y:
Net asset value and offering price per share	$12.80
Investor Class:
Net asset value and offering price per share	$12.80
Class R5:
Net asset value and offering price per share	$12.79
Class R6:
Net asset value and offering price per share	$12.81

*	At August 31, 2026, securities with an aggregate value of $225,707 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Income Advantage U.S. Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$12,953,997
Dividends (net of foreign withholding taxes of $149)	1,821,001
Dividends from affiliated money market funds (includes net securities lending income of $1,616)	1,452,534
Total investment income	16,227,532
Expenses:
Advisory fees	1,249,984
Administrative services fees	29,690
Custodian fees	8,738
Distribution fees:
Class A	383,353
Class C	26,253
Class R	6,125
Investor Class	84,521
Transfer agent fees — A, C, R, Y and Investor	244,310
Transfer agent fees — R5	69
Transfer agent fees — R6	556
Trustees’ and officers’ fees and benefits	24,410
Registration and filing fees	100,772
Reports to shareholders	30,615
Professional services fees	57,687
Other	12,826
Total expenses	2,259,909
Less: Fees waived and/or expenses reimbursed	(42,602)
Net expenses	2,217,307
Net investment income	14,010,225
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(6,215,334)
Affiliated investment securities	(180)
Foreign currencies	40
(6,215,474)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	23,004,593
Affiliated investment securities	(222)
23,004,371
Net realized and unrealized gain	16,788,897
Net increase in net assets resulting from operations	$30,799,122
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$14,010,225	$11,943,315
Net realized gain (loss)	(6,215,474)	1,448,280
Change in net unrealized appreciation	23,004,371	11,044,368
Net increase in net assets resulting from operations	30,799,122	24,435,963
Distributions to shareholders from distributable earnings:
Class A	(10,004,430)	(8,796,055)
Class C	(151,193)	(140,985)
Class R	(76,930)	(62,966)
Class Y	(1,052,286)	(795,358)
Investor Class	(2,204,343)	(2,058,020)
Class R5	(4,199)	(7,223)
Class R6	(118,016)	(66,191)
Total distributions from distributable earnings	(13,611,397)	(11,926,798)
Share transactions–net:
Class A	1,489,086	(3,254,300)
Class C	(301,352)	(141,077)
Class R	45,844	140,472
Class Y	1,110,425	3,864,978
Investor Class	(457,420)	(3,601,705)
Class R5	(106,947)	6,793
Class R6	(593,692)	(32,911,304)
Net increase (decrease) in net assets resulting from share transactions	1,185,944	(35,896,143)
Net increase (decrease) in net assets	18,373,669	(23,386,978)
Net assets:
Beginning of year	199,061,167	222,448,145
End of year	$217,434,836	$199,061,167
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Income Advantage U.S. Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$11.74	$0.82	$0.99	$1.81	$(0.80)	$—	$(0.80)	$12.75	15.98%	$160,129	1.08%	1.10%	6.71%	11%
Year ended 08/31/25	10.97	0.70	0.77	1.47	(0.70)	—	(0.70)	11.74	13.93	146,023	1.08	1.11	6.26	34
Year ended 08/31/24	9.90	0.67	1.09	1.76	(0.69)	—	(0.69)	10.97	18.49	139,696	1.09	1.14	6.49	54
Year ended 08/31/23	9.46	0.65	0.44	1.09	(0.65)	—	(0.65)	9.90	12.08	129,132	1.04	1.14	6.93	46
Year ended 08/31/22	12.29	0.59	(1.64)	(1.05)	(0.59)	(1.19)	(1.78)	9.46	(9.88)	125,096	1.05	1.14	5.52	44
Class C
Year ended 08/31/26	11.53	0.72	0.96	1.68	(0.70)	—	(0.70)	12.51	15.00	2,544	1.83	1.85	5.96	11
Year ended 08/31/25	10.77	0.60	0.77	1.37	(0.61)	—	(0.61)	11.53	13.12	2,627	1.83	1.86	5.51	34
Year ended 08/31/24	9.72	0.58	1.07	1.65	(0.60)	—	(0.60)	10.77	17.61	2,599	1.84	1.89	5.74	54
Year ended 08/31/23	9.29	0.57	0.43	1.00	(0.57)	—	(0.57)	9.72	11.22	2,704	1.79	1.89	6.18	46
Year ended 08/31/22	12.07	0.51	(1.61)	(1.10)	(0.49)	(1.19)	(1.68)	9.29	(10.51)	2,942	1.80	1.89	4.77	44
Class R
Year ended 08/31/26	11.68	0.79	0.98	1.77	(0.77)	—	(0.77)	12.68	15.64	1,341	1.33	1.35	6.46	11
Year ended 08/31/25	10.91	0.67	0.77	1.44	(0.67)	—	(0.67)	11.68	13.69	1,189	1.33	1.36	6.01	34
Year ended 08/31/24	9.85	0.64	1.08	1.72	(0.66)	—	(0.66)	10.91	18.15	972	1.34	1.39	6.24	54
Year ended 08/31/23	9.41	0.63	0.43	1.06	(0.62)	—	(0.62)	9.85	11.83	656	1.29	1.39	6.68	46
Year ended 08/31/22	12.23	0.57	(1.64)	(1.07)	(0.56)	(1.19)	(1.75)	9.41	(10.13)	492	1.30	1.39	5.27	44
Class Y
Year ended 08/31/26	11.79	0.86	0.98	1.84	(0.83)	—	(0.83)	12.80	16.22	16,936	0.83	0.85	6.96	11
Year ended 08/31/25	11.02	0.73	0.77	1.50	(0.73)	—	(0.73)	11.79	14.18	14,519	0.83	0.86	6.51	34
Year ended 08/31/24	9.94	0.70	1.10	1.80	(0.72)	—	(0.72)	11.02	18.85	9,775	0.84	0.89	6.74	54
Year ended 08/31/23	9.51	0.68	0.42	1.10	(0.67)	—	(0.67)	9.94	12.22	8,856	0.79	0.89	7.18	46
Year ended 08/31/22	12.35	0.62	(1.64)	(1.02)	(0.63)	(1.19)	(1.82)	9.51	(9.61)	8,271	0.80	0.89	5.77	44
Investor Class
Year ended 08/31/26	11.79	0.83	0.98	1.81	(0.80)	—	(0.80)	12.80	15.93	34,980	1.08	1.10	6.71	11
Year ended 08/31/25	11.01	0.70	0.78	1.48	(0.70)	—	(0.70)	11.79	14.00	32,638	1.08	1.11	6.26	34
Year ended 08/31/24	9.93	0.67	1.10	1.77	(0.69)	—	(0.69)	11.01	18.56	34,158	1.09	1.14	6.49	54
Year ended 08/31/23	9.50	0.66	0.42	1.08	(0.65)	—	(0.65)	9.93	11.95	33,187	1.04	1.14	6.93	46
Year ended 08/31/22	12.33	0.60	(1.64)	(1.04)	(0.60)	(1.19)	(1.79)	9.50	(9.82)	30,152	1.05	1.14	5.52	44
Class R5
Year ended 08/31/26	11.80	0.85	0.98	1.83	(0.84)	—	(0.84)	12.79	16.08	15	0.81	0.83	6.98	11
Year ended 08/31/25	11.02	0.73	0.79	1.52	(0.74)	—	(0.74)	11.80	14.35	118	0.81	0.83	6.53	34
Year ended 08/31/24	9.95	0.67	1.13	1.80	(0.73)	—	(0.73)	11.02	18.83	106	0.76	0.78	6.82	54
Year ended 08/31/23	9.52	0.69	0.42	1.11	(0.68)	—	(0.68)	9.95	12.27	11,550	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.64)	(1.01)	(0.64)	(1.19)	(1.83)	9.52	(9.55)	10,393	0.76	0.77	5.81	44
Class R6
Year ended 08/31/26	11.79	0.87	1.00	1.87	(0.85)	—	(0.85)	12.81	16.42	1,490	0.74	0.76	7.05	11
Year ended 08/31/25	11.01	0.73	0.79	1.52	(0.74)	—	(0.74)	11.79	14.39	1,945	0.74	0.76	6.60	34
Year ended 08/31/24	9.95	0.73	1.06	1.79	(0.73)	—	(0.73)	11.01	18.72	35,143	0.76	0.78	6.82	54
Year ended 08/31/23	9.51	0.69	0.43	1.12	(0.68)	—	(0.68)	9.95	12.39	49	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.65)	(1.02)	(0.64)	(1.19)	(1.83)	9.51	(9.64)	29	0.75	0.77	5.82	44

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Income Advantage U.S. Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Income Advantage U.S. Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is income and long-term growth of capital.
The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Investor Class and Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Equity-linked notes are valued using an independent pricing service provider whose calculations are based on various data points that are included in the trade terms.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
12
Invesco Income Advantage U.S. Fund

other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, or an index or basket of securities (underlying securities)) and one or more related equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability. Upon the maturity of an ELN, the Fund generally receives an interest coupon payment and the par value of the note plus or minus a return based on the performance of the underlying securities and the related equity derivatives. If the underlying securities have depreciated in value or if their price appreciates or depreciates outside of a preset range,
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Invesco Income Advantage U.S. Fund

depending on the type of ELN, the Fund may receive only the principal amount of the note or less than the principal amount of the note, or may even lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by the Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to the Fund and result in losses on the ELN that exceed the losses on the underlying securities. The economic leverage associated with investments in ELNs is distinguishable from indebtedness leverage in that it does not expose the Fund to losing more than the principal amount of the ELN. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. In addition, investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of the underlying securities. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying securities directly.
K.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund engaged in securities lending transactions with respect to which the Adviser acted as securities lending agent, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.60%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $42,602.
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Invesco Income Advantage U.S. Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares, and 0.25% of the average daily net assets of Investor Class shares. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $10,972 in front-end sales commissions from the sale of Class A shares and $482 and $415 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $141 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$166,937,298	$—	$—	$166,937,298
Equity Linked Notes	—	10,661,339	—	10,661,339
Money Market Funds	40,821,847	226,803	—	41,048,650
Total Investments	$207,759,145	$10,888,142	$—	$218,647,287
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
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Invesco Income Advantage U.S. Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$13,611,397	$11,926,798

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$816,918
Net unrealized appreciation — investments	74,583,071
Temporary book/tax differences	(70,301)
Capital loss carryforward	(39,149,321)
Shares of beneficial interest	181,254,469
Total net assets	$217,434,836
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$39,149,321	$—	$39,149,321
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $16,972,538 and $29,439,476, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$77,156,113
Aggregate unrealized (depreciation) of investments	(2,573,042)
Net unrealized appreciation of investments	$74,583,071
Cost of investments for tax purposes is $144,064,216.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and REITs, on August 31, 2026, undistributed net investment income was increased by $1,228 and undistributed net realized gain (loss) was decreased by $1,228. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	882,400	$10,782,595	519,380	$5,834,053
Class C	46,998	559,853	37,976	419,306
Class R	40,384	491,044	20,876	228,882
Class Y	270,294	3,320,515	827,804	9,198,761
Investor Class	35,324	435,212	49,996	561,979
Class R5	1,063	13,099	4,542	52,019
Class R6	11,287	137,299	148,110	1,626,256
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Invesco Income Advantage U.S. Fund

	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	732,145	$8,901,329	706,504	$7,905,889
Class C	11,143	132,933	11,885	130,545
Class R	6,348	76,856	5,649	62,933
Class Y	45,824	560,028	49,127	550,492
Investor Class	173,640	2,118,835	177,301	1,992,001
Class R5	126	1,522	205	2,311
Class R6	9,367	114,181	5,870	65,489
Automatic conversion of Class C shares to Class A shares:
Class A	17,472	213,844	27,330	300,930
Class C	(17,796)	(213,844)	(27,830)	(300,930)
Reacquired:
Class A	(1,506,851)	(18,408,682)	(1,555,091)	(17,295,172)
Class C	(64,945)	(780,294)	(35,431)	(389,998)
Class R	(42,766)	(522,056)	(13,895)	(151,343)
Class Y	(224,504)	(2,770,118)	(533,022)	(5,884,275)
Investor Class	(244,508)	(3,011,467)	(560,411)	(6,155,685)
Class R5	(10,044)	(121,568)	(4,303)	(47,537)
Class R6	(69,318)	(845,172)	(3,179,803)	(34,603,049)
Net increase (decrease) in share activity	103,083	$1,185,944	(3,317,231)	$(35,896,143)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17
Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
18
Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to  the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund had changed its name, investment strategy and index against which future performance will be compared in 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a
19
Invesco Income Advantage U.S. Fund

snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’
management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
20
Invesco Income Advantage U.S. Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	12.54%
Corporate Dividends Received Deduction*	12.17%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
21
Invesco Income Advantage U.S. Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
22
Invesco Income Advantage U.S. Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
LVEY-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco NASDAQ 100 Index Fund
Nasdaq:
R6: IVNQX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–97.87%
Aerospace & Defense–0.58%
Axon Enterprise, Inc.(b)	1,202	$681,005
Honeywell Aerospace, Inc.(b)	4,706	744,066
Rocket Lab Corp.(b)	8,399	536,864
		1,961,935
Alternative Carriers–1.18%
Space Exploration Technologies Corp., Class A(b)(c)	27,901	4,009,095
Apparel Retail–0.32%
Ross Stores, Inc.	4,737	1,082,594
Application Software–5.08%
Adobe, Inc.(b)	5,873	1,719,556
AppLovin Corp., Class A(b)	4,491	1,401,461
Autodesk, Inc.(b)	3,048	787,999
Cadence Design Systems, Inc.(b)	4,030	1,365,283
Datadog, Inc., Class A(b)	4,866	1,153,437
Intuit, Inc.	3,999	1,436,841
Palantir Technologies, Inc., Class A(b)	33,568	6,256,404
Roper Technologies, Inc.	1,468	623,372
Strategy, Inc., Class A(b)	4,958	659,116
Synopsys, Inc.(b)	2,820	1,239,644
Workday, Inc., Class A(b)	2,934	579,318
		17,222,431
Automobile Manufacturers–2.87%
Tesla, Inc.(b)	26,410	9,717,559
Automotive Retail–0.32%
O’Reilly Automotive, Inc., Class R(b)	12,209	1,084,159
Biotechnology–2.87%
Alnylam Pharmaceuticals, Inc.(b)	2,013	484,509
Amgen, Inc.	7,853	3,375,848
Gilead Sciences, Inc.	18,075	2,645,096
Regeneron Pharmaceuticals, Inc.	1,517	1,212,204
Vertex Pharmaceuticals, Inc.(b)	3,712	2,021,258
		9,738,915
Broadline Retail–5.03%
Amazon.com, Inc.(b)	56,963	14,797,278
MercadoLibre, Inc. (Brazil)(b)	739	1,430,852
PDD Holdings, Inc., ADR (China)(b)	9,635	809,340
		17,037,470
Cargo Ground Transportation–0.18%
Old Dominion Freight Line, Inc.	3,095	618,876
Communications Equipment–2.18%
Cisco Systems, Inc.	57,469	6,349,750
Lumentum Holdings, Inc.(b)	1,127	1,030,934
		7,380,684
Construction & Engineering–0.18%
Ferrovial N.V.	10,429	610,618
Shares		Value
Construction Machinery & Heavy Transportation Equipment– 0.28%
PACCAR, Inc.	7,783	$966,104
Consumer Staples Merchandise Retail–4.00%
Costco Wholesale Corp.	6,469	6,106,024
Walmart, Inc.	71,133	7,459,718
		13,565,742
Diversified Support Services–0.49%
Cintas Corp.	5,888	1,188,139
Copart, Inc.(b)	13,944	460,013
		1,648,152
Electric Utilities–1.11%
American Electric Power Co., Inc.	8,017	981,521
Constellation Energy Corp.	5,264	1,446,389
Exelon Corp.	14,798	646,969
Xcel Energy, Inc.	9,020	682,724
		3,757,603
Health Care Equipment–1.05%
Dexcom, Inc.(b)	5,650	514,489
GE HealthCare Technologies, Inc.	6,667	474,891
IDEXX Laboratories, Inc.(b)	1,144	636,853
Intuitive Surgical, Inc.(b)	5,156	1,943,090
		3,569,323
Hotels, Resorts & Cruise Lines–1.38%
Airbnb, Inc., Class A(b)	6,156	1,127,902
Booking Holdings, Inc.	11,273	2,244,342
Marriott International, Inc., Class A	3,843	1,313,384
		4,685,628
Human Resource & Employment Services–0.69%
Automatic Data Processing, Inc.	5,808	1,662,017
Paychex, Inc.	5,198	661,914
		2,323,931
Industrial Conglomerates–0.29%
Honeywell International, Inc.	4,669	996,972
Industrial Gases–0.97%
Linde PLC	6,731	3,295,363
Integrated Telecommunication Services–0.41%
Comcast Corp., Class A	52,055	1,385,704
Interactive Home Entertainment–0.17%
Take-Two Interactive Software, Inc.(b)	2,695	592,092
Interactive Media & Services–8.59%
Alphabet, Inc., Class A	30,850	10,468,947
Alphabet, Inc., Class C	28,858	9,679,262
Meta Platforms, Inc., Class A	15,644	8,953,687
		29,101,896
Internet Services & Infrastructure–0.94%
CoreWeave, Inc., Class A(b)	6,514	552,974
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco NASDAQ 100 Index Fund

Shares		Value
Internet Services & Infrastructure–(continued)
Shopify, Inc., Class A (Canada)(b)	17,879	$2,634,828
		3,187,802
Movies & Entertainment–1.78%
Netflix, Inc.(b)	61,589	4,991,789
Warner Bros. Discovery, Inc.(b)	37,012	1,055,952
		6,047,741
Oil & Gas Equipment & Services–0.28%
Baker Hughes Co., Class A	14,670	932,278
Oil & Gas Exploration & Production–0.25%
Diamondback Energy, Inc.	4,161	834,197
Packaged Foods & Meats–0.48%
Kraft Heinz Co. (The)	17,882	459,031
Mondelez International, Inc., Class A	18,891	1,172,564
		1,631,595
Rail Transportation–0.40%
CSX Corp.	27,084	1,368,013
Research & Consulting Services–0.18%
Thomson Reuters Corp. (Canada)(c)	5,537	594,231
Restaurants–0.94%
DoorDash, Inc., Class A(b)	6,049	1,401,796
Starbucks Corp.	16,685	1,772,781
		3,174,577
Semiconductor Materials & Equipment–5.09%
Applied Materials, Inc.	11,576	5,306,323
ASML Holding N.V., New York Shares (Netherlands)	1,343	2,277,741
KLA Corp.	19,024	3,337,761
Lam Research Corp.	18,302	5,517,870
Teradyne, Inc.	2,266	792,715
		17,232,410
Semiconductors–25.71%
Advanced Micro Devices, Inc.(b)	23,841	11,222,436
Analog Devices, Inc.	7,090	2,567,573
ARM Holdings PLC, ADR(b)	6,217	1,503,954
Astera Labs, Inc.(b)	2,484	737,698
Broadcom, Inc.	25,072	9,285,164
Intel Corp.(b)	73,511	6,579,970
Marvell Technology, Inc.	12,737	2,695,913
Microchip Technology, Inc.	8,050	591,273
Micron Technology, Inc.	16,481	15,800,829
Monolithic Power Systems, Inc.	726	920,401
NVIDIA Corp.	128,075	28,276,399
NXP Semiconductors N.V. (Netherlands)	3,738	839,704
QUALCOMM, Inc.	15,453	2,634,427
Texas Instruments, Inc.	13,266	3,461,232
		87,116,973
Soft Drinks & Non-alcoholic Beverages–1.60%
Coca-Cola Europacific Partners PLC (United Kingdom)	6,443	695,973
Shares		Value
Soft Drinks & Non-alcoholic Beverages–(continued)
Keurig Dr Pepper, Inc.	19,759	$629,522
Monster Beverage Corp.(b)	28,536	1,310,373
PepsiCo, Inc.	19,898	2,792,485
		5,428,353
Systems Software–8.98%
CrowdStrike Holdings, Inc., Class A(b)	14,826	3,424,806
Fortinet, Inc.(b)	10,749	1,837,326
Microsoft Corp.	39,327	19,950,194
Nebius Group N.V., Class A (Netherlands)(b)	3,196	659,399
Palo Alto Networks, Inc.(b)	11,933	4,559,957
		30,431,682
Technology Hardware, Storage & Peripherals–9.74%
Apple, Inc.(d)	77,742	24,632,553
Sandisk Corp.(b)	2,156	3,377,805
Seagate Technology Holdings PLC	3,269	2,707,974
Western Digital Corp.	5,053	2,276,629
		32,994,961
Trading Companies & Distributors–0.24%
Fastenal Co.	16,576	817,363
Transaction & Payment Processing Services–0.20%
PayPal Holdings, Inc.	12,735	670,689
Wireless Telecommunication Services–0.84%
T-Mobile US, Inc.	15,735	2,839,223
Total Common Stocks & Other Equity Interests (Cost $231,619,405)		331,654,934
Money Market Funds–1.68%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(e)(f)	1,991,123	1,991,123
Invesco Treasury Portfolio, Institutional Class, 3.66%(e)(f)	3,697,786	3,697,786
Total Money Market Funds (Cost $5,688,909)		5,688,909
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.55% (Cost $237,308,314)		337,343,843
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.18%
Invesco Private Government Fund, 3.73%(e)(f)(g)	165,347	165,347
Invesco Private Prime Fund, 3.82%(e)(f)(g)	439,211	439,299
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $604,646)		604,646
TOTAL INVESTMENTS IN SECURITIES–99.73% (Cost $237,912,960)		337,948,489
OTHER ASSETS LESS LIABILITIES—0.27%		919,167
NET ASSETS–100.00%		$338,867,656
Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2026.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,547,536	$33,766,328	$(33,322,741)	$-	$-	$1,991,123	$94,911
Invesco Treasury Portfolio, Institutional Class	2,873,984	62,708,894	(61,885,092)	-	-	3,697,786	174,834
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	805,300	16,971,624	(17,611,577)	-	-	165,347	10,975*
Invesco Private Prime Fund	2,093,319	34,837,677	(36,491,182)	(102)	(413)	439,299	29,337*
Total	$7,320,139	$148,284,523	$(149,310,592)	$(102)	$(413)	$6,293,555	$310,057

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Micro E-Mini Nasdaq 100 Index	98	September-2026	$5,784,548	$(32,095)	$(32,095)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $231,619,405)*	$331,654,934
Investments in affiliated money market funds, at value (Cost $6,293,555)	6,293,555
Other investments:
Variation margin receivable — futures contracts	4,127
Receivable for:
Fund shares sold	1,572,807
Dividends	159,529
Investment for trustee deferred compensation and retirement plans	30,467
Other assets	8,516
Total assets	339,723,935
Liabilities:
Payable for:
Fund shares reacquired	45,602
Amount due to custodian	71,377
Collateral upon return of securities loaned	604,646
Accrued fees to affiliates	3,572
Accrued trustees’ and officers’ fees and benefits	5,174
Accrued other operating expenses	95,441
Trustee deferred compensation and retirement plans	30,467
Total liabilities	856,279
Net assets applicable to shares outstanding	$338,867,656
Net assets consist of:
Shares of beneficial interest	$241,948,774
Distributable earnings	96,918,882
$338,867,656
Net Assets:
Class R6	$338,867,656
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	5,638,716
Class R6:
Net asset value and offering price per share	$60.10

*	At August 31, 2026, securities with an aggregate value of $599,034 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco NASDAQ 100 Index Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $5,276)	$1,510,536
Dividends from affiliated money market funds (includes net securities lending income of $4,620)	274,365
Total investment income	1,784,901
Expenses:
Advisory fees	371,037
Administrative services fees	33,727
Custodian fees	6,710
Transfer agent fees	66,995
Trustees’ and officers’ fees and benefits	24,456
Registration and filing fees	24,556
Licensing fees	130,398
Reports to shareholders	12,648
Professional services fees	56,247
Other	4,275
Total expenses	731,049
Less: Fees waived and/or expenses reimbursed	(21,441)
Net expenses	709,608
Net investment income	1,075,293
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,191,448)
Affiliated investment securities	(413)
Futures contracts	1,330,013
(861,848)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	56,973,304
Affiliated investment securities	(102)
Futures contracts	(8,839)
56,964,363
Net realized and unrealized gain	56,102,515
Net increase in net assets resulting from operations	$57,177,808
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets
For the year ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$1,075,293	$716,356
Net realized gain (loss)	(861,848)	527,145
Change in net unrealized appreciation	56,964,363	26,039,379
Net increase in net assets resulting from operations	57,177,808	27,282,880
Distributions to shareholders from distributable earnings:
Class R6	(2,794,297)	(914,977)
Share transactions–net:
Class R6	107,961,765	51,727,872
Net increase in net assets	162,345,276	78,095,775
Net assets:
Beginning of year	176,522,380	98,426,605
End of year	$338,867,656	$176,522,380
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class R6
Year ended 08/31/26	$48.24	$0.24	$12.29	$12.53	$(0.24)	$(0.43)	$(0.67)	$60.10	26.19%	$338,868	0.29%	0.30%	0.43%	13%
Year ended 08/31/25	40.42	0.25	7.90	8.15	(0.26)	(0.07)	(0.33)	48.24	20.26	176,522	0.29	0.35	0.56	8
Year ended 08/31/24	32.04	0.27	8.32	8.59	(0.21)	—	(0.21)	40.42	26.89	98,427	0.29	0.48	0.72	7
Year ended 08/31/23	25.23	0.19	6.80	6.99	(0.18)	—	(0.18)	32.04	27.88	24,530	0.29	1.12	0.69	46
Year ended 08/31/22	32.18	0.15	(6.81)	(6.66)	(0.14)	(0.15)	(0.29)	25.23	(20.86)	8,796	0.29	1.71	0.52	21

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the "Underlying Index").
The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.
9
Invesco NASDAQ 100 Index Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
I.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from
10
Invesco NASDAQ 100 Index Fund

affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund engaged in securities lending transactions with respect to which the Adviser acted as securities lending agent, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
J.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
L.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.
Other Risks - The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.150%
Over $2 billion	0.140%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.15%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least December 31, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $21,441.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.
11
Invesco NASDAQ 100 Index Fund

For the year ended August 31, 2026, the Fund incurred $1,400 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$331,654,934	$—	$—	$331,654,934
Money Market Funds	5,688,909	604,646	—	6,293,555
Total Investments in Securities	337,343,843	604,646	—	337,948,489
Other Investments - Liabilities*
Futures Contracts	(32,095)	—	—	(32,095)
Total Investments	$337,311,748	$604,646	$—	$337,916,394

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(32,095)
Derivatives not subject to master netting agreements	32,095
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$1,330,013
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(8,839)
Total	$1,321,174
12
Invesco NASDAQ 100 Index Fund

The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$7,000,995

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$2,102,469	$862,994
Long-term capital gain	691,828	51,983
Total distributions	$2,794,297	$914,977

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$1,200,662
Net unrealized appreciation — investments	95,968,016
Temporary book/tax differences	(17,811)
Post-October capital loss deferral	(231,985)
Shares of beneficial interest	241,948,774
Total net assets	$338,867,656
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $136,554,129 and $32,388,424, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$103,727,033
Aggregate unrealized (depreciation) of investments	(7,759,017)
Net unrealized appreciation of investments	$95,968,016
Cost of investments for tax purposes is $241,948,378.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions, on August 31, 2026, undistributed net investment income was decreased by $236 and undistributed net realized gain (loss) was increased by $236. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
13
Invesco NASDAQ 100 Index Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class R6	2,880,697	$157,346,975	1,830,542	$78,005,757
Issued as reinvestment of dividends:
Class R6	51,029	2,688,873	20,812	900,762
Reacquired:
Class R6	(952,371)	(52,074,083)	(627,301)	(27,178,647)
Net increase in share activity	1,979,355	$107,961,765	1,224,053	$51,727,872

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.
The Board compared the Fund’s investment performance over the past three years ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Nasdaq-100 Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class R6 shares of the Fund was reasonably comparable to the performance of the Index for the one, two, three and five year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the
16
Invesco NASDAQ 100 Index Fund

fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management  and actual management fee rates for Class R6 shares of the Fund was the same as and below, respectively,  the median contractual management and actual fee rate of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed exchange-traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2025.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees for the Fund are negotiated at arm’s length by Invesco Advisers and are paid by Invesco Advisers out of its advisory fees. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D. Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E. Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F. Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated
17
Invesco NASDAQ 100 Index Fund

money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
18
Invesco NASDAQ 100 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$691,828
Qualified Dividend Income*	60.77%
Corporate Dividends Received Deduction*	57.89%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,044,110
19
Invesco NASDAQ 100 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco NASDAQ 100 Index Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
NDQ-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco S&P 500 Index Fund
Nasdaq:
A: SPIAX ■ C: SPICX ■ R: SPIRX ■ Y: SPIDX ■ R6: SPISX

2	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
August 31, 2026

Shares		Value
Common Stocks & Other Equity Interests–96.96%
Advertising–0.05%
Omnicom Group, Inc.(b)	20,301	$1,776,947
Trade Desk, Inc. (The), Class A(b)(c)	31,257	428,846
		2,205,793
Aerospace & Defense–2.06%
Axon Enterprise, Inc.(c)	5,741	3,252,621
Boeing Co. (The)(c)	56,604	11,761,179
General Dynamics Corp.	18,105	6,723,292
General Electric Co.	74,696	25,076,194
Honeywell Aerospace, Inc.(c)	22,568	3,568,226
Howmet Aerospace, Inc.	28,500	6,981,075
Huntington Ingalls Industries, Inc.	2,786	811,283
L3Harris Technologies, Inc.	13,278	3,535,268
Lockheed Martin Corp.	14,462	8,116,508
Northrop Grumman Corp.	9,517	5,136,325
RTX Corp.	96,463	20,038,259
Textron, Inc.	12,510	1,007,806
TransDigm Group, Inc.	3,984	4,668,212
		100,676,248
Agricultural & Farm Machinery–0.24%
Deere & Co.(b)	18,056	11,825,055
Agricultural Products & Services–0.08%
Archer-Daniels-Midland Co.	34,345	2,791,905
Bunge Global S.A.	9,688	1,125,843
		3,917,748
Air Freight & Logistics–0.28%
C.H. Robinson Worldwide, Inc.	8,386	1,255,049
Expeditors International of Washington, Inc.	9,317	1,766,969
FedEx Corp.	15,637	5,119,554
United Parcel Service, Inc., Class B	53,179	5,542,847
		13,684,419
Apparel Retail–0.33%
Ross Stores, Inc.	22,947	5,244,307
TJX Cos., Inc. (The)	79,469	10,641,694
		15,886,001
Apparel, Accessories & Luxury Goods–0.07%
lululemon Athletica, Inc.(b)(c)	7,460	897,140
Ralph Lauren Corp.	2,751	954,322
Tapestry, Inc.	14,404	1,777,309
		3,628,771
Application Software–2.06%
Adobe, Inc.(c)	28,792	8,430,010
AppLovin Corp., Class A(c)	19,164	5,980,318
Autodesk, Inc.(c)	15,040	3,888,291
Cadence Design Systems, Inc.(c)	19,647	6,656,011
Datadog, Inc., Class A(c)	23,565	5,585,847
Fair Isaac Corp.(c)	1,653	1,896,338
Intuit, Inc.	19,699	7,077,851
Palantir Technologies, Inc., Class A(c)	164,396	30,640,126
PTC, Inc.(c)	8,228	1,281,429
Shares		Value
Application Software–(continued)
Roper Technologies, Inc.	7,189	$3,052,737
Salesforce, Inc.	58,880	15,163,955
Synopsys, Inc.(c)	13,674	6,010,954
Trimble, Inc.(c)	16,889	1,012,327
Tyler Technologies, Inc.(c)	3,054	1,136,760
Workday, Inc., Class A(c)	14,510	2,864,999
		100,677,953
Asset Management & Custody Banks–0.99%
Ameriprise Financial, Inc.	6,404	3,542,116
Ares Management Corp., Class A(b)	15,024	2,150,986
Bank of New York Mellon Corp. (The)	48,891	7,885,140
BlackRock, Inc.	10,380	11,995,232
Blackstone, Inc., Class A	52,915	7,579,545
Franklin Resources, Inc.	21,820	745,153
Invesco Ltd.(d)	31,596	1,035,717
KKR & Co., Inc., Class A	49,245	5,403,161
Northern Trust Corp.	13,201	2,449,578
State Street Corp.	19,828	3,794,683
T. Rowe Price Group, Inc.	15,263	1,698,467
TPG, Inc.(c)(e)	15,799	0
		48,279,778
Automobile Manufacturers–1.71%
Ford Motor Co.	278,782	3,886,221
General Motors Co.	64,454	5,563,669
Tesla, Inc.(c)	201,419	74,112,121
		83,562,011
Automotive Parts & Equipment–0.01%
Aptiv PLC(c)	15,072	674,623
Versigent PLC(c)	1	47
		674,670
Automotive Retail–0.26%
AutoZone, Inc.(c)	1,175	3,514,707
Carvana Co.(c)	51,021	3,748,003
O’Reilly Automotive, Inc., Class R(c)	59,030	5,241,864
		12,504,574
Biotechnology–1.74%
AbbVie, Inc.	126,417	32,415,847
Amgen, Inc.	38,737	16,652,262
Biogen, Inc.(c)	10,520	2,279,158
Gilead Sciences, Inc.	89,182	13,050,894
Incyte Corp.(c)	11,954	1,472,972
Moderna, Inc.(b)(c)	25,154	3,530,112
Regeneron Pharmaceuticals, Inc.	7,118	5,687,852
Vertex Pharmaceuticals, Inc.(c)	18,120	9,866,702
		84,955,799
Brewers–0.01%
Molson Coors Beverage Co., Class B	11,428	454,377
Broadcasting–0.04%
Fox Corp., Class A(b)	14,218	957,582
Fox Corp., Class B	10,029	603,946
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco S&P 500 Index Fund

Shares		Value
Broadcasting–(continued)
Paramount Skydance Corp.	22,062	$240,697
		1,802,225
Broadline Retail–3.80%
Amazon.com, Inc.(c)	700,041	181,849,651
eBay, Inc.	31,627	3,275,292
		185,124,943
Building Products–0.41%
A.O. Smith Corp.(b)	7,965	470,970
Allegion PLC	6,107	948,112
Builders FirstSource, Inc.(b)(c)	7,850	521,240
Carrier Global Corp.	55,613	3,237,789
Johnson Controls International PLC	43,459	6,007,772
Lennox International, Inc.	2,266	867,062
Masco Corp.(b)	14,424	1,040,836
Trane Technologies PLC	15,789	7,016,632
		20,110,413
Cable & Satellite–0.04%
Charter Communications, Inc., Class A(c)	8,033	1,224,550
EchoStar Corp., Class A(b)(c)	9,711	839,419
		2,063,969
Cargo Ground Transportation–0.10%
FedEx Freight Holding Co., Inc.(c)	7,716	1,031,938
J.B. Hunt Transport Services, Inc.	5,340	1,417,610
Old Dominion Freight Line, Inc.	13,062	2,611,877
		5,061,425
Casinos & Gaming–0.04%
Las Vegas Sands Corp.	21,598	946,208
MGM Resorts International(c)	13,593	562,207
Wynn Resorts Ltd.	5,993	547,041
		2,055,456
Commodity Chemicals–0.06%
Dow, Inc.	51,339	1,566,866
LyondellBasell Industries N.V., Class A	18,279	1,189,598
		2,756,464
Communications Equipment–1.27%
Arista Networks, Inc.(c)	74,165	14,513,349
Ciena Corp.(c)	10,076	3,857,093
Cisco Systems, Inc.	282,596	31,224,032
F5, Inc.(c)	4,004	1,630,148
Lumentum Holdings, Inc.(c)	5,542	5,069,600
Motorola Solutions, Inc.	12,060	5,852,718
		62,146,940
Computer & Electronics Retail–0.02%
Best Buy Co., Inc.(b)	15,156	1,214,753
Construction & Engineering–0.26%
Comfort Systems USA, Inc.	2,504	3,870,233
EMCOR Group, Inc.	3,178	2,334,368
Quanta Services, Inc.	10,688	6,488,578
		12,693,179
Construction Machinery & Heavy Transportation Equipment– 0.82%
Caterpillar, Inc.	32,967	26,290,194
Shares		Value
Construction Machinery & Heavy Transportation Equipment– (continued)
Cummins, Inc.	9,856	$5,562,726
PACCAR, Inc.	37,504	4,655,372
Westinghouse Air Brake Technologies Corp.	12,136	3,470,046
		39,978,338
Construction Materials–0.19%
CRH PLC	47,596	4,487,827
Martin Marietta Materials, Inc.	4,281	2,220,554
Vulcan Materials Co.	9,243	2,491,728
		9,200,109
Consumer Electronics–0.07%
Garmin Ltd.	11,682	3,318,973
Consumer Finance–0.49%
American Express Co.	38,242	12,626,361
Capital One Financial Corp.	44,819	9,614,124
Synchrony Financial	23,960	1,846,837
		24,087,322
Consumer Staples Merchandise Retail–1.47%
Costco Wholesale Corp.	31,718	29,938,303
Dollar General Corp.	15,703	1,990,355
Dollar Tree, Inc.(c)	12,900	1,633,011
Target Corp.	32,352	5,204,790
Walmart, Inc.	313,256	32,851,157
		71,617,616
Copper–0.16%
Freeport-McMoRan, Inc.	102,531	7,765,698
Data Center REITs–0.25%
Digital Realty Trust, Inc.	24,806	4,603,746
Equinix, Inc.	7,028	7,356,348
		11,960,094
Data Processing & Outsourced Services–0.03%
Broadridge Financial Solutions, Inc.	8,286	1,511,201
Distillers & Vintners–0.03%
Brown-Forman Corp., Class B	12,500	332,125
Constellation Brands, Inc., Class A	10,007	1,307,114
		1,639,239
Distributors–0.03%
Genuine Parts Co.	9,875	1,339,741
Diversified Banks–3.09%
Bank of America Corp.	467,288	28,943,819
Citigroup, Inc.	122,324	16,100,285
Fifth Third Bancorp	64,728	3,480,425
JPMorgan Chase & Co.	191,716	68,254,730
KeyCorp	65,644	1,418,567
PNC Financial Services Group, Inc. (The)	28,604	6,854,376
U.S. Bancorp	110,571	6,808,962
Wells Fargo & Co.	219,276	18,943,254
		150,804,418
Diversified Financial Services–0.09%
Apollo Global Management, Inc.	32,962	4,501,950
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco S&P 500 Index Fund

Shares		Value
Diversified Support Services–0.14%
Cintas Corp.	24,246	$4,892,600
Copart, Inc.(c)	63,208	2,085,232
		6,977,832
Electric Utilities–1.26%
Alliant Energy Corp.	18,404	1,251,104
American Electric Power Co., Inc.	38,747	4,743,795
Constellation Energy Corp.	22,771	6,256,788
Duke Energy Corp.	55,566	6,662,919
Edison International	27,439	1,481,157
Entergy Corp.	32,582	3,463,792
Evergy, Inc.	17,504	1,418,174
Eversource Energy	26,800	1,879,752
Exelon Corp.	72,883	3,186,445
FirstEnergy Corp.	37,096	1,701,223
NextEra Energy, Inc.	149,688	12,325,310
NRG Energy, Inc.	15,046	1,656,865
PG&E Corp.	156,936	2,082,541
Pinnacle West Capital Corp.(b)	8,635	843,121
PPL Corp.	53,590	1,829,027
Southern Co. (The)	80,297	7,066,136
Xcel Energy, Inc.	44,467	3,365,707
		61,213,856
Electrical Components & Equipment–0.70%
AMETEK, Inc.	16,342	3,843,148
Eaton Corp. PLC	27,708	11,135,291
Emerson Electric Co.	39,896	6,081,747
Generac Holdings, Inc.(c)	4,198	778,225
Hubbell, Inc.	3,773	1,709,169
Rockwell Automation, Inc.	7,970	3,382,707
Vertiv Holdings Co., Class A	27,372	7,081,684
		34,011,971
Electronic Components–0.54%
Amphenol Corp., Class A	88,320	14,003,136
Coherent Corp.(c)	13,936	3,871,839
Corning, Inc.	55,811	8,300,770
		26,175,745
Electronic Equipment & Instruments–0.15%
Keysight Technologies, Inc.(c)	12,225	3,945,008
Teledyne Technologies, Inc.(c)	3,333	2,042,962
Zebra Technologies Corp., Class A(c)	3,393	1,199,595
		7,187,565
Electronic Manufacturing Services–0.19%
Flex Ltd.(c)	26,189	2,861,148
Jabil, Inc.	7,518	2,294,945
TE Connectivity PLC (China)	20,792	4,267,558
		9,423,651
Environmental & Facilities Services–0.23%
Republic Services, Inc.	14,284	3,155,621
Rollins, Inc.	20,835	751,518
Veralto Corp.	17,626	1,737,395
Waste Management, Inc.	26,317	5,761,318
		11,405,852
Fertilizers & Agricultural Chemicals–0.12%
CF Industries Holdings, Inc.	11,072	1,439,692
Shares		Value
Fertilizers & Agricultural Chemicals–(continued)
Corteva, Inc.	47,640	$4,031,773
Mosaic Co. (The)	22,532	543,472
		6,014,937
Financial Exchanges & Data–0.84%
Cboe Global Markets, Inc.	7,462	2,240,092
CME Group, Inc., Class A	25,822	7,372,181
Coinbase Global, Inc., Class A(c)	15,857	2,983,019
FactSet Research Systems, Inc.(b)	2,659	833,730
Intercontinental Exchange, Inc.	40,282	6,473,317
Moody’s Corp.	10,702	5,400,657
MSCI, Inc.	5,205	2,970,181
Nasdaq, Inc.	31,814	3,137,179
S&P Global, Inc.	21,831	9,514,823
		40,925,179
Food Distributors–0.06%
Sysco Corp.	35,231	2,856,529
Food Retail–0.09%
Casey’s General Stores, Inc.	2,633	1,980,569
Kroger Co. (The)	40,405	2,324,904
		4,305,473
Footwear–0.09%
Deckers Outdoor Corp.(b)(c)	10,056	875,677
NIKE, Inc., Class B	85,440	3,337,286
		4,212,963
Gas Utilities–0.04%
Atmos Energy Corp.	11,890	1,975,286
Gold–0.20%
Newmont Corp.	76,042	9,585,855
Health Care Distributors–0.34%
Cardinal Health, Inc.	16,683	3,914,166
Cencora, Inc.	13,908	4,500,629
Henry Schein, Inc.(c)	7,103	637,849
McKesson Corp.	8,563	7,580,995
		16,633,639
Health Care Equipment–1.38%
Abbott Laboratories	125,117	13,807,912
Baxter International, Inc.	36,492	948,792
Becton, Dickinson and Co.	19,627	3,692,035
Boston Scientific Corp.(c)	108,007	5,216,738
Dexcom, Inc.(c)	27,498	2,503,968
Edwards Lifesciences Corp.(c)	41,194	3,738,356
GE HealthCare Technologies, Inc.	32,336	2,303,293
IDEXX Laboratories, Inc.(c)	5,619	3,128,041
Insulet Corp.(c)	4,994	742,408
Intuitive Surgical, Inc.(c)	25,227	9,507,047
Medtronic PLC	91,460	8,290,849
ResMed, Inc.	10,362	2,487,916
STERIS PLC	6,967	1,620,803
Stryker Corp.	24,571	7,956,090
Zimmer Biomet Holdings, Inc.	13,781	1,378,651
		67,322,899
Health Care Facilities–0.11%
HCA Healthcare, Inc.	11,061	4,584,231
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco S&P 500 Index Fund

Shares		Value
Health Care Facilities–(continued)
Universal Health Services, Inc., Class B	3,921	$667,864
		5,252,095
Health Care REITs–0.34%
Alexandria Real Estate Equities, Inc.	11,172	573,012
Healthpeak Properties, Inc.	49,333	1,027,113
Ventas, Inc.	34,629	3,157,126
Welltower, Inc.	50,731	11,984,691
		16,741,942
Health Care Services–0.37%
Cigna Group (The)	18,850	5,204,108
CVS Health Corp.	90,925	8,538,767
DaVita, Inc.(c)	2,366	416,440
Labcorp Holdings, Inc.	5,885	1,957,704
Quest Diagnostics, Inc.	7,888	1,895,486
		18,012,505
Health Care Supplies–0.06%
Align Technology, Inc.(c)	4,737	756,925
Cooper Cos., Inc. (The)(c)	14,113	989,180
Solventum Corp.(c)	10,466	953,034
		2,699,139
Health Care Technology–0.06%
Veeva Systems, Inc., Class A(c)	10,695	3,055,455
Heavy Electrical Equipment–0.35%
GE Vernova, Inc.	19,249	17,295,804
Home Improvement Retail–0.65%
Home Depot, Inc. (The)	71,344	23,388,704
Lowe’s Cos., Inc.	39,893	8,166,097
		31,554,801
Homebuilding–0.14%
D.R. Horton, Inc.	18,786	2,715,704
Lennar Corp., Class A	15,316	1,288,229
NVR, Inc.(c)	192	1,212,524
PulteGroup, Inc.(b)	13,612	1,719,468
		6,935,925
Homefurnishing Retail–0.04%
Williams-Sonoma, Inc.	8,458	1,930,539
Hotel & Resort REITs–0.02%
Host Hotels & Resorts, Inc.	45,400	995,622
Hotels, Resorts & Cruise Lines–0.76%
Airbnb, Inc., Class A(c)	29,769	5,454,276
Booking Holdings, Inc.	55,771	11,103,448
Carnival Corp. Ltd.	91,925	2,196,088
Expedia Group, Inc.	8,156	2,586,431
Hilton Worldwide Holdings, Inc.	16,215	5,128,480
Marriott International, Inc., Class A	15,590	5,328,039
Norwegian Cruise Line Holdings Ltd.(b)(c)	37,066	598,245
Royal Caribbean Cruises Ltd.	17,767	4,774,704
		37,169,711
Household Products–0.71%
Church & Dwight Co., Inc.	16,885	1,684,785
Clorox Co. (The)	8,659	845,811
Shares		Value
Household Products–(continued)
Colgate-Palmolive Co.	56,998	$5,119,561
Kimberly-Clark Corp.	23,659	2,553,989
Procter & Gamble Co. (The)	166,783	24,203,549
		34,407,695
Human Resource & Employment Services–0.23%
Automatic Data Processing, Inc.	28,474	8,148,120
Paychex, Inc.(b)	22,993	2,927,928
		11,076,048
Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	50,552	745,137
Vistra Corp.	22,609	3,105,798
		3,850,935
Industrial Conglomerates–0.23%
3M Co.	37,152	6,383,828
Honeywell International, Inc.	22,568	4,818,945
		11,202,773
Industrial Gases–0.43%
Air Products and Chemicals, Inc.	15,862	4,908,654
Linde PLC	33,151	16,230,067
		21,138,721
Industrial Machinery & Supplies & Components–0.58%
Dover Corp.	9,598	1,864,220
Fortive Corp.	21,716	1,277,769
IDEX Corp.	5,313	1,214,764
Illinois Tool Works, Inc.	18,701	5,149,694
Ingersoll Rand, Inc.	25,377	1,955,298
Nordson Corp.	3,789	1,218,997
Otis Worldwide Corp.	27,333	1,944,196
Parker-Hannifin Corp.	8,981	8,796,351
Pentair PLC	11,617	702,364
Snap-on, Inc.	3,692	1,426,257
Stanley Black & Decker, Inc.	11,108	1,070,478
Xylem, Inc.	16,931	1,864,272
		28,484,660
Industrial REITs–0.19%
Prologis, Inc.	67,836	9,491,613
Insurance Brokers–0.41%
Aon PLC, Class A	15,213	4,891,284
Arthur J. Gallagher & Co.	18,307	4,799,180
Brown & Brown, Inc.(b)	20,844	1,504,312
Marsh & McLennan Cos., Inc.	34,318	6,513,556
Willis Towers Watson PLC	6,797	2,301,124
		20,009,456
Integrated Oil & Gas–1.61%
Chevron Corp.	134,008	27,624,409
ExxonMobil Holdings Corp.(f)	296,107	47,658,422
Occidental Petroleum Corp.	51,718	3,112,389
		78,395,220
Integrated Telecommunication Services–0.71%
AT&T, Inc.	498,467	12,905,311
Comcast Corp., Class A	253,776	6,755,517
Verizon Communications, Inc.	299,776	14,994,795
		34,655,623
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco S&P 500 Index Fund

Shares		Value
Interactive Home Entertainment–0.06%
Take-Two Interactive Software, Inc.(c)	12,399	$2,724,060
Interactive Media & Services–7.12%
Alphabet, Inc., Class A	419,403	142,324,408
Alphabet, Inc., Class C	337,799	113,301,163
Meta Platforms, Inc., Class A	157,100	89,914,614
Reddit, Inc., Class A(c)	9,672	1,429,618
		346,969,803
Internet Services & Infrastructure–0.08%
Akamai Technologies, Inc.(c)	10,360	1,125,303
GoDaddy, Inc., Class A(c)	9,593	938,963
VeriSign, Inc.	5,847	1,685,573
		3,749,839
Investment Banking & Brokerage–1.31%
Charles Schwab Corp. (The)	117,428	12,895,943
Goldman Sachs Group, Inc. (The)	21,117	21,663,930
Interactive Brokers Group, Inc., Class A	31,746	3,088,568
Morgan Stanley	85,905	18,325,255
Raymond James Financial, Inc.	12,355	2,201,291
Robinhood Markets, Inc., Class A(c)	56,357	5,906,777
		64,081,764
IT Consulting & Other Services–0.56%
Accenture PLC, Class A	43,731	8,298,394
Cognizant Technology Solutions Corp., Class A	33,881	2,188,035
Gartner, Inc.(c)	4,769	944,787
International Business Machines Corp.	67,462	15,777,338
		27,208,554
Leisure Products–0.02%
Hasbro, Inc.	9,580	901,478
Life & Health Insurance–0.26%
Aflac, Inc.	32,630	3,780,185
Globe Life, Inc.	5,651	975,758
MetLife, Inc.	38,499	3,663,950
Principal Financial Group, Inc.	14,192	1,563,391
Prudential Financial, Inc.	24,737	2,909,071
		12,892,355
Life Sciences Tools & Services–0.86%
Agilent Technologies, Inc.	20,125	3,090,395
Bio-Techne Corp.	11,152	806,401
Charles River Laboratories International, Inc.(c)	3,494	1,007,111
Danaher Corp.	44,883	9,585,213
IQVIA Holdings, Inc.(c)	11,889	3,105,288
Mettler-Toledo International, Inc.(c)	1,450	2,037,453
Revvity, Inc.(b)	8,048	1,035,536
Thermo Fisher Scientific, Inc.	26,673	16,459,908
Waters Corp.(c)	6,979	2,893,703
West Pharmaceutical Services, Inc.	5,033	1,716,807
		41,737,815
Managed Health Care–0.76%
Centene Corp.(c)	33,430	2,150,886
Elevance Health, Inc.	15,469	6,072,201
Humana, Inc.	8,552	3,277,383
Shares		Value
Managed Health Care–(continued)
UnitedHealth Group, Inc.	65,014	$25,317,102
		36,817,572
Metal, Glass & Plastic Containers–0.02%
Ball Corp.	19,024	1,197,941
Movies & Entertainment–0.94%
Live Nation Entertainment, Inc.(c)	11,277	2,028,620
Netflix, Inc.(c)	301,765	24,458,053
TKO Group Holdings, Inc.(b)	4,485	819,006
Walt Disney Co. (The)	124,830	13,425,466
Warner Bros. Discovery, Inc.(c)	176,536	5,036,572
		45,767,717
Multi-Family Residential REITs–0.15%
Camden Property Trust	7,326	775,091
Essex Property Trust, Inc.	4,572	1,293,693
Mid-America Apartment Communities, Inc.	8,311	1,070,872
UDR, Inc.	21,349	788,846
Vivmark Residential	52,217	3,401,415
		7,329,917
Multi-Sector Holdings–1.36%
Berkshire Hathaway, Inc., Class B(c)	131,170	66,113,615
Multi-Utilities–0.51%
Ameren Corp.	19,713	2,089,775
CenterPoint Energy, Inc.(b)	46,617	1,846,033
CMS Energy Corp.	22,005	1,497,660
Consolidated Edison, Inc.	26,250	2,809,275
Dominion Energy, Inc.	62,643	4,135,065
DTE Energy Co.	14,824	2,010,579
NiSource, Inc.	34,151	1,397,460
Public Service Enterprise Group, Inc.	35,434	2,598,375
Sempra	46,583	3,805,831
WEC Energy Group, Inc.(b)	23,212	2,464,418
		24,654,471
Office REITs–0.01%
BXP, Inc.	10,462	711,311
Oil & Gas Equipment & Services–0.27%
Baker Hughes Co., Class A	70,672	4,491,206
Halliburton Co.	59,745	2,201,603
SLB Ltd.	106,678	6,411,348
		13,104,157
Oil & Gas Exploration & Production–0.63%
APA Corp.	25,177	1,086,388
ConocoPhillips	87,609	11,607,316
Devon Energy Corp.	82,125	3,983,884
Diamondback Energy, Inc.	13,827	2,772,037
EOG Resources, Inc.	37,939	5,499,637
EQT Corp.	44,573	2,414,965
Expand Energy Corp.	17,048	1,673,432
Texas Pacific Land Corp.	4,374	1,637,363
		30,675,022
Oil & Gas Refining & Marketing–0.46%
Marathon Petroleum Corp.	20,795	7,763,190
Phillips 66	28,559	7,042,078
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco S&P 500 Index Fund

Shares		Value
Oil & Gas Refining & Marketing–(continued)
Valero Energy Corp.	21,151	$7,591,517
		22,396,785
Oil & Gas Storage & Transportation–0.41%
Kinder Morgan, Inc.	139,521	4,498,157
ONEOK, Inc.	44,898	4,310,657
Targa Resources Corp.	15,295	4,491,377
Williams Cos., Inc. (The)	87,123	6,538,581
		19,838,772
Other Specialized REITs–0.09%
Iron Mountain, Inc.	21,192	2,444,497
VICI Properties, Inc.	77,926	1,998,802
		4,443,299
Other Specialty Retail–0.06%
Tractor Supply Co.	37,510	1,309,099
Ulta Beauty, Inc.(c)	3,143	1,688,105
		2,997,204
Packaged Foods & Meats–0.29%
General Mills, Inc.(b)	37,866	1,560,079
Hershey Co. (The)	10,569	1,862,364
Hormel Foods Corp.(b)	20,693	452,142
J.M. Smucker Co. (The)(b)	7,573	993,275
Kraft Heinz Co. (The)	61,046	1,567,051
McCormick & Co., Inc.(b)	17,977	974,713
Mondelez International, Inc., Class A	91,448	5,676,177
Tyson Foods, Inc., Class A	20,093	1,107,928
		14,193,729
Paper & Plastic Packaging Products & Materials–0.15%
Amcor PLC(b)	33,012	1,514,921
Avery Dennison Corp.	5,487	955,341
International Paper Co.	37,741	1,431,516
Packaging Corp. of America	6,344	1,484,115
Smurfit WestRock PLC	37,374	1,752,841
		7,138,734
Passenger Airlines–0.15%
Delta Air Lines, Inc.	46,544	3,630,432
Southwest Airlines Co.	34,807	1,341,114
United Airlines Holdings, Inc.(c)	23,130	2,497,808
		7,469,354
Passenger Ground Transportation–0.23%
Uber Technologies, Inc.(c)	146,444	11,078,489
Personal Care Products–0.09%
Estee Lauder Cos., Inc. (The), Class A	17,622	1,802,731
Kenvue, Inc.	136,825	2,583,256
		4,385,987
Pharmaceuticals–3.33%
Bristol-Myers Squibb Co.	145,523	9,722,392
Eli Lilly and Co.	56,504	65,359,872
Johnson & Johnson	172,179	45,773,787
Merck & Co., Inc.	176,820	26,126,923
Pfizer, Inc.	409,653	11,658,724
Viatris, Inc.	82,989	1,370,148
Zoetis, Inc.	29,906	2,305,753
		162,317,599
Shares		Value
Property & Casualty Insurance–0.87%
Allstate Corp. (The)	18,336	$4,727,021
American International Group, Inc.	38,012	2,902,596
Arch Capital Group Ltd.(c)	24,787	2,430,861
Assurant, Inc.	3,555	1,002,012
Chubb Ltd.	25,971	8,793,781
Cincinnati Financial Corp.	11,075	1,881,642
Erie Indemnity Co., Class A(b)	1,803	460,775
Hartford Insurance Group, Inc. (The)	19,527	2,682,619
Loews Corp.	12,030	1,302,729
Progressive Corp. (The)	41,622	9,076,926
Travelers Cos., Inc. (The)	15,147	5,542,742
W.R. Berkley Corp.	20,949	1,415,314
		42,219,018
Publishing–0.02%
News Corp., Class A	26,583	816,364
News Corp., Class B	8,763	301,535
		1,117,899
Rail Transportation–0.51%
CSX Corp.	132,441	6,689,595
Norfolk Southern Corp.	15,998	5,483,954
Union Pacific Corp.	42,525	12,785,992
		24,959,541
Real Estate Services–0.08%
CBRE Group, Inc., Class A(c)	20,858	3,041,305
CoStar Group, Inc.(c)	29,087	932,820
		3,974,125
Regional Banks–0.27%
Citizens Financial Group, Inc.	30,108	2,073,538
Huntington Bancshares, Inc.	144,112	2,404,509
M&T Bank Corp.	10,431	2,440,228
Regions Financial Corp.	61,493	1,837,411
Truist Financial Corp.	88,744	4,399,927
		13,155,613
Reinsurance–0.02%
Everest Group Ltd.	2,819	1,056,138
Research & Consulting Services–0.12%
Equifax, Inc.	8,530	1,613,535
Jacobs Solutions, Inc.	8,414	1,254,106
Leidos Holdings, Inc.	9,076	1,272,546
Verisk Analytics, Inc.	9,333	1,808,549
		5,948,736
Restaurants–0.77%
Chipotle Mexican Grill, Inc.(c)	91,369	3,474,763
Darden Restaurants, Inc.	8,157	1,747,719
Domino’s Pizza, Inc.	2,207	754,926
DoorDash, Inc., Class A(c)	26,956	6,246,784
McDonald’s Corp.	51,022	13,446,338
Starbucks Corp.	81,181	8,625,481
Yum! Brands, Inc.	19,710	3,021,740
		37,317,751
Retail REITs–0.24%
Federal Realty Investment Trust	5,573	646,635
Kimco Realty Corp.	48,072	1,139,787
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco S&P 500 Index Fund

Shares		Value
Retail REITs–(continued)
Realty Income Corp.	66,421	$4,070,279
Regency Centers Corp.	11,685	873,687
Simon Property Group, Inc.	23,189	4,923,489
		11,653,877
Self-Storage REITs–0.12%
Extra Space Storage, Inc.	15,067	2,125,954
Public Storage(b)	12,051	3,699,536
		5,825,490
Semiconductor Materials & Equipment–1.54%
Applied Materials, Inc.	56,723	26,001,256
KLA Corp.	93,644	16,429,840
Lam Research Corp.	89,490	26,980,340
Qnity Electronics, Inc.	14,922	1,782,134
Teradyne, Inc.	11,155	3,902,354
		75,095,924
Semiconductors–15.24%
Advanced Micro Devices, Inc.(c)	116,498	54,837,938
Analog Devices, Inc.	35,058	12,695,904
Broadcom, Inc.	338,537	125,373,793
First Solar, Inc.(c)	7,658	1,546,150
Intel Corp.(c)	353,647	31,654,943
Marvell Technology, Inc.	62,920	13,317,647
Microchip Technology, Inc.	38,562	2,832,379
Micron Technology, Inc.	80,594	77,267,886
Monolithic Power Systems, Inc.	3,500	4,437,195
NVIDIA Corp.	1,731,861	382,360,272
NXP Semiconductors N.V. (Netherlands)	17,981	4,039,252
ON Semiconductor Corp.(c)	27,914	2,068,148
QUALCOMM, Inc.	75,723	12,909,257
Skyworks Solutions, Inc.	10,718	718,213
Texas Instruments, Inc.	65,269	17,029,335
		743,088,312
Single-Family Residential REITs–0.02%
Invitation Homes, Inc.	38,929	1,134,391
Soft Drinks & Non-alcoholic Beverages–0.95%
Coca-Cola Co. (The)	277,171	24,576,753
Keurig Dr Pepper, Inc.	96,957	3,089,050
Monster Beverage Corp.(c)	101,756	4,672,636
PepsiCo, Inc.	98,157	13,775,353
		46,113,792
Specialty Chemicals–0.34%
Albemarle Corp.	9,029	1,218,644
DuPont de Nemours, Inc.	9,737	1,310,503
Ecolab, Inc.	18,042	5,109,494
International Flavors & Fragrances, Inc.	18,180	1,569,479
PPG Industries, Inc.	15,930	1,786,868
Sherwin-Williams Co. (The)	16,339	5,535,817
		16,530,805
Steel–0.13%
Nucor Corp.	16,246	4,055,651
Steel Dynamics, Inc.	9,656	2,246,179
		6,301,830
Shares		Value
Systems Software–7.10%
CrowdStrike Holdings, Inc., Class A(c)	73,117	$16,890,027
Fortinet, Inc.(c)	44,359	7,582,284
Gen Digital, Inc.	39,839	1,235,009
Microsoft Corp.	531,155	269,449,620
Oracle Corp.	121,777	18,159,386
Palo Alto Networks, Inc.(c)	58,086	22,196,403
ServiceNow, Inc.(c)	73,460	10,871,346
		346,384,075
Technology Distributors–0.03%
CDW Corp.	9,242	1,400,902
Technology Hardware, Storage & Peripherals–8.09%
Apple, Inc.	1,050,307	332,789,773
Dell Technologies, Inc., Class C	20,834	9,500,512
Hewlett Packard Enterprise Co.	94,512	4,937,307
HP, Inc.	65,034	1,952,321
NetApp, Inc.	14,170	2,625,559
Sandisk Corp.(c)	10,617	16,633,654
Seagate Technology Holdings PLC	16,091	13,329,462
Super Micro Computer, Inc.(c)	40,882	1,524,081
Western Digital Corp.	24,745	11,148,860
		394,441,529
Telecom Tower REITs–0.20%
American Tower Corp.	33,186	5,830,780
Crown Castle, Inc.	31,102	2,368,107
SBA Communications Corp., Class A	7,564	1,434,588
		9,633,475
Timber REITs–0.02%
Weyerhaeuser Co.	51,172	1,195,890
Tobacco–0.60%
Altria Group, Inc.	118,946	8,145,422
Philip Morris International, Inc.	111,613	20,905,115
		29,050,537
Trading Companies & Distributors–0.33%
Fastenal Co.	81,812	4,034,150
Ferguson Enterprises, Inc.	14,212	3,190,736
United Rentals, Inc.	4,463	4,632,594
W.W. Grainger, Inc.	3,105	4,065,966
		15,923,446
Transaction & Payment Processing Services–1.91%
Block, Inc., Class A(c)	38,122	3,126,766
Corpay, Inc.(c)	4,655	1,882,017
Fidelity National Information Services, Inc.	36,761	1,498,746
Fiserv, Inc.(c)	38,181	2,035,429
Global Payments, Inc.	16,806	1,530,186
Jack Henry & Associates, Inc.	5,138	862,722
Mastercard, Inc., Class A	57,725	34,017,920
PayPal Holdings, Inc.	62,832	3,309,047
Visa, Inc., Class A	118,575	44,983,798
		93,246,631
Water Utilities–0.04%
American Water Works Co., Inc.	13,922	1,924,438
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco S&P 500 Index Fund

Shares		Value
Wireless Telecommunication Services–0.12%
T-Mobile US, Inc.	33,147	$5,981,045
Total Common Stocks & Other Equity Interests (Cost $1,398,672,683)		4,727,845,730
Money Market Funds–2.97%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(g)	51,339,026	51,339,026
Invesco Treasury Portfolio, Institutional Class, 3.66%(d)(g)	93,419,071	93,419,071
Total Money Market Funds (Cost $144,758,097)		144,758,097
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $1,543,430,780)		4,872,603,827
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.84%
Invesco Private Government Fund, 3.73%(d)(g)(h)	11,315,678	$11,315,678
Invesco Private Prime Fund, 3.82%(d)(g)(h)	29,388,872	29,394,749
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,709,967)		40,710,427
TOTAL INVESTMENTS IN SECURITIES–100.77% (Cost $1,584,140,747)		4,913,314,254
OTHER ASSETS LESS LIABILITIES—(0.77)%		(37,479,202)
NET ASSETS–100.00%		$4,875,835,052
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2026.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Invesco Ltd.	$677,933	$21,121	$(3,507)	$340,687	$(517)	$1,035,717	$26,692
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	33,877,414	128,528,577	(111,066,965)	-	-	51,339,026	1,648,858
Invesco Treasury Portfolio, Institutional Class	60,990,363	238,695,930	(206,267,222)	-	-	93,419,071	2,964,663
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,977,149	248,121,491	(244,782,962)	-	-	11,315,678	333,817*
Invesco Private Prime Fund	20,777,139	433,547,790	(424,920,745)	(559)	(8,876)	29,394,749	888,498*
Total	$124,299,998	$1,048,914,909	$(987,041,401)	$340,128	$(9,393)	$186,504,241	$5,862,528

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	384	September-2026	$147,820,800	$3,738,677	$3,738,677
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco S&P 500 Index Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $1,398,029,333)*	$4,726,810,013
Investments in affiliates, at value (Cost $186,111,414)	186,504,241
Receivable for:
Fund shares sold	3,367,144
Dividends	4,306,803
Investment for trustee deferred compensation and retirement plans	117,719
Other assets	89,764
Total assets	4,921,195,684
Liabilities:
Other investments:
Variation margin payable — futures contracts	441,551
Payable for:
Fund shares reacquired	1,636,790
Collateral upon return of securities loaned	40,709,967
Accrued fees to affiliates	2,022,425
Accrued trustees’ and officers’ fees and benefits	11,855
Accrued other operating expenses	415,359
Trustee deferred compensation and retirement plans	122,685
Total liabilities	45,360,632
Net assets applicable to shares outstanding	$4,875,835,052
Net assets consist of:
Shares of beneficial interest	$1,539,605,995
Distributable earnings	3,336,229,057
$4,875,835,052
Net Assets:
Class A	$3,553,546,947
Class C	$482,454,032
Class R	$13,995,258
Class Y	$736,467,750
Class R6	$89,371,065
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	43,899,262
Class C	6,304,866
Class R	172,314
Class Y	8,919,845
Class R6	1,079,466
Class A:
Net asset value per share	$80.95
Maximum offering price per share (Net asset value of $80.95 ÷ 94.50%)	$85.66
Class C:
Net asset value and offering price per share	$76.52
Class R:
Net asset value and offering price per share	$81.22
Class Y:
Net asset value and offering price per share	$82.57
Class R6:
Net asset value and offering price per share	$82.79

*	At August 31, 2026, securities with an aggregate value of $39,852,329 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco S&P 500 Index Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Dividends (net of foreign withholding taxes of $10,764)	$49,209,897
Dividends from affiliates (includes net securities lending income of $98,636)	4,738,849
Total investment income	53,948,746
Expenses:
Advisory fees	4,775,676
Administrative services fees	622,070
Custodian fees	24,668
Distribution fees:
Class A	7,869,936
Class C	4,393,771
Class R	29,444
Transfer agent fees — A, C, R and Y	5,231,776
Transfer agent fees — R6	17,406
Trustees’ and officers’ fees and benefits	55,031
Registration and filing fees	156,269
Licensing fees	849,410
Reports to shareholders	153,238
Professional services fees	88,197
Other	48,692
Total expenses	24,315,584
Less: Fees waived and/or expenses reimbursed	(137,770)
Net expenses	24,177,814
Net investment income	29,770,932
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(6,583,386)
Affiliated investment securities	(9,393)
Futures contracts	17,629,425
11,036,646
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	748,251,399
Affiliated investment securities	340,128
Futures contracts	(112,967)
748,478,560
Net realized and unrealized gain	759,515,206
Net increase in net assets resulting from operations	$789,286,138
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco S&P 500 Index Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$29,770,932	$27,800,015
Net realized gain	11,036,646	4,941,179
Change in net unrealized appreciation	748,478,560	476,066,321
Net increase in net assets resulting from operations	789,286,138	508,807,515
Distributions to shareholders from distributable earnings:
Class A	(30,886,450)	(26,477,522)
Class C	(3,836,416)	(1,858,868)
Class R	(14,600)	—
Class Y	(7,112,261)	(7,145,803)
Class R6	(719,968)	(1,011,583)
Total distributions from distributable earnings	(42,569,695)	(36,493,776)
Share transactions–net:
Class A	183,586,417	155,557,132
Class C	(26,217,905)	(14,937,222)
Class R	12,961,228	—
Class Y	40,357,973	(29,809,569)
Class R6	16,221,444	(15,505,797)
Net increase in net assets resulting from share transactions	226,909,157	95,304,544
Net increase in net assets	973,625,600	567,618,283
Net assets:
Beginning of year	3,902,209,452	3,334,591,169
End of year	$4,875,835,052	$3,902,209,452
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$68.28	$0.53	$12.87	$13.40	$(0.53)	$(0.20)	$(0.73)	$80.95	19.77%	$3,553,547	0.52%	0.52%	0.71%	3%
Year ended 08/31/25	59.89	0.52	8.54	9.06	(0.48)	(0.19)	(0.67)	68.28	15.20	2,825,443	0.54	0.54	0.82	2
Year ended 08/31/24	47.86	0.53	12.02	12.55	(0.52)	—	(0.52)	59.89	26.45	2,328,665	0.54	0.54	1.00	1
Year ended 08/31/23	41.94	0.51	5.84	6.35	(0.43)	—	(0.43)	47.86	15.33	1,681,628	0.54	0.54	1.18	2
Year ended 08/31/22	48.42	0.44	(5.97)	(5.53)	(0.39)	(0.56)	(0.95)	41.94	(11.70)	1,392,433	0.54	0.54	0.95	2
Class C
Year ended 08/31/26	64.90	0.00	12.19	12.19	(0.37)	(0.20)	(0.57)	76.52	18.90 (d)	482,454	1.23 (d)	1.23 (d)	0.00 (d)	3
Year ended 08/31/25	57.00	0.05	8.12	8.17	(0.08)	(0.19)	(0.27)	64.90	14.36	433,106	1.29	1.29	0.07	2
Year ended 08/31/24	45.60	0.13	11.46	11.59	(0.19)	—	(0.19)	57.00	25.50	394,608	1.29	1.29	0.25	1
Year ended 08/31/23	40.17	0.18	5.58	5.76	(0.33)	—	(0.33)	45.60	14.49 (d)	330,698	1.28 (d)	1.28 (d)	0.44 (d)	2
Year ended 08/31/22	46.48	0.09	(5.75)	(5.66)	(0.09)	(0.56)	(0.65)	40.17	(12.38)	329,140	1.29	1.29	0.20	2
Class R
Period ended 08/31/26(e)	70.45	0.32	10.79	11.11	(0.14)	(0.20)	(0.34)	81.22	15.84	13,995	0.77 (f)	0.77 (f)	0.46 (f)	3
Class Y
Year ended 08/31/26	69.52	0.72	13.11	13.83	(0.58)	(0.20)	(0.78)	82.57	20.06	736,468	0.27	0.27	0.96	3
Year ended 08/31/25	60.93	0.68	8.71	9.39	(0.61)	(0.19)	(0.80)	69.52	15.51	583,349	0.29	0.29	1.07	2
Year ended 08/31/24	48.67	0.67	12.22	12.89	(0.63)	—	(0.63)	60.93	26.75	542,736	0.29	0.29	1.25	1
Year ended 08/31/23	42.57	0.63	5.94	6.57	(0.47)	—	(0.47)	48.67	15.63	450,318	0.29	0.29	1.43	2
Year ended 08/31/22	49.12	0.56	(6.05)	(5.49)	(0.50)	(0.56)	(1.06)	42.57	(11.48)	284,424	0.29	0.29	1.20	2
Class R6
Year ended 08/31/26	69.66	0.80	13.13	13.93	(0.60)	(0.20)	(0.80)	82.79	20.17	89,371	0.17	0.17	1.06	3
Year ended 08/31/25	61.04	0.75	8.72	9.47	(0.66)	(0.19)	(0.85)	69.66	15.62	60,312	0.19	0.19	1.17	2
Year ended 08/31/24	48.75	0.74	12.22	12.96	(0.67)	—	(0.67)	61.04	26.87	68,583	0.19	0.19	1.35	1
Year ended 08/31/23	42.61	0.67	5.95	6.62	(0.48)	—	(0.48)	48.75	15.74	23,920	0.20	0.20	1.52	2
Year ended 08/31/22	49.15	0.60	(6.05)	(5.45)	(0.53)	(0.56)	(1.09)	42.61	(11.40)	16,438	0.20	0.20	1.29	2

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.96% and 0.99% for the years ended
August 31, 2026 and 2023, respectively.

(e)	Commencement Date of September 30, 2025.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco S&P 500 Index Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is total return through growth of capital and current income.
 The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. On September 30, 2025, the Fund began offering Class R shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may participate in securities lending and may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral provided by the borrower equal to no less than 102% (105% for foreign securities) of the market value of the loaned securities determined daily by the securities lending agent. Cash collateral received in connection with these loans is invested in short-term money market instruments or in affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act or affiliated money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral.
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Invesco S&P 500 Index Fund

It is the Fund’s policy to obtain additional collateral from or return excess collateral to a borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits associated with owning the securities, including through an obligation of the borrower to pay the Fund the amount of dividends or interest generated by the loaned security. Securities loans are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund the securities loaned and the Fund is required to return the collateral. Upon the failure of the borrower to return the loaned securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Lending securities entails a risk of loss to the Fund if the market value of the loaned securities increases, the borrower fails to provide additional collateral as required, and the borrower fails to return the loaned securities. Additionally, the Fund could experience delays and costs in gaining access to the collateral and the loaned securities may increase in value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the securities lending agent. However, the Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss incurred on the investment of that cash collateral. Dividends or income received on cash collateral investments, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as the affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as securities lending agent for the Fund. To the extent the Fund utilizes the Adviser as the affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2026, the Fund paid the Adviser $4,086 in fees with respect to which the Adviser acted as securities lending agent. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.
Other Risks - The Fund intends to be diversified in approximately the same proportion as the S&P 500® Index (the "Underlying Index") is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.11%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $137,770.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as
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Invesco S&P 500 Index Fund

fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $593,244 in front-end sales commissions from the sale of Class A shares and $6,210 and $42,521 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended August 31, 2026, the Fund incurred $10,017 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$4,727,845,730	$—	$0	$4,727,845,730
Money Market Funds	144,758,097	40,710,427	—	185,468,524
Total Investments in Securities	4,872,603,827	40,710,427	0	4,913,314,254
Other Investments - Assets*
Futures Contracts	3,738,677	—	—	3,738,677
Total Investments	$4,876,342,504	$40,710,427	$0	$4,917,052,931

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
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Invesco S&P 500 Index Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$3,738,677
Derivatives not subject to master netting agreements	(3,738,677)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$17,629,425
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(112,967)
Total	$17,516,458
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$126,708,409

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$37,148,437	$29,085,884
Long-term capital gain	5,421,258	7,407,892
Total distributions	$42,569,695	$36,493,776

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$23,566,848
Undistributed long-term capital gain	3,961,972
Net unrealized appreciation — investments	3,308,766,989
Temporary book/tax differences	(66,752)
Shares of beneficial interest	1,539,605,995
Total net assets	$4,875,835,052
18
Invesco S&P 500 Index Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $305,408,237 and $123,703,033, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,356,894,900
Aggregate unrealized (depreciation) of investments	(48,127,911)
Net unrealized appreciation of investments	$3,308,766,989
Cost of investments for tax purposes is $1,608,285,942.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of REITs, on August 31, 2026, undistributed net investment income was increased by $52 and undistributed net realized gain (loss) was decreased by $52. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	7,221,525	$533,110,139	6,511,081	$404,071,225
Class C	1,379,600	96,104,288	1,731,600	102,771,546
Class R	186,956	14,069,125	-	-
Class Y	2,492,984	187,767,675	2,937,900	186,453,566
Class R6	410,637	31,306,048	289,659	18,235,503
Issued as reinvestment of dividends:
Class A	386,671	27,472,942	369,536	23,613,379
Class C	53,196	3,590,722	28,434	1,735,891
Class R	204	14,552	-	-
Class Y	83,605	6,047,954	93,017	6,040,546
Class R6	9,380	679,954	15,086	980,886
Automatic conversion of Class C shares to Class A shares:
Class A	738,584	54,306,239	901,636	56,532,370
Class C	(778,825)	(54,306,239)	(946,621)	(56,532,370)
Reacquired:
Class A	(5,826,282)	(431,302,903)	(5,287,162)	(328,659,842)
Class C	(1,022,824)	(71,606,676)	(1,062,520)	(62,912,289)
Class R	(14,846)	(1,122,449)	-	-
Class Y	(2,048,291)	(153,457,656)	(3,546,565)	(222,303,681)
Class R6	(206,385)	(15,764,558)	(562,423)	(34,722,186)
Net increase in share activity	3,065,889	$226,909,157	1,472,658	$95,304,544

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19
Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
20
Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the
Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered
21
Invesco S&P 500 Index Fund

that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the
22
Invesco S&P 500 Index Fund

compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
23
Invesco S&P 500 Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,421,258
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$6,542,695
24
Invesco S&P 500 Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
25
Invesco S&P 500 Index Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
MS-SPI-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Senior Floating Rate Fund
Nasdaq:
A: OOSAX ■ C: OOSCX ■ R: OOSNX ■ Y: OOSYX ■ R5: SFRRX ■ R6: OOSIX

2	Schedule of Investments
19	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Approval of Investment Advisory and Sub-Advisory Contracts
38	Tax Information
39	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2026
	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–83.96%(b)(c)
Aerospace & Defense–2.45%
Arxis
Delayed Draw Term Loan(d)	0.00%	02/26/2032	$168	$168,892
Term Loan (3 mo. Term SOFR + 2.00%)	5.67%	02/26/2032	1,451	1,456,073
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.), Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	07/01/2031	3,548	3,565,710
Element Materials Tech Group, Inc., Term Loan (3 mo. Term SOFR + 3.50%)	7.23%	07/06/2029	2,975	2,994,788
Fairbanks Morse Defense (Arcline FM Holding LLC), Term Loan B (3 mo. Term SOFR + 2.75%)	6.60%	06/23/2030	936	940,870
KKR Apple Bidco LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	09/23/2031	7,450	7,489,489
Modern Aviation FBO Holdings LLC, Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	06/30/2033	1,873	1,884,372
OneSky Flight LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.40%	02/04/2033	2,850	2,863,554
PennAero (Takeoff Buyer, Inc.)
Delayed Draw Term Loan(d)	0.00%	03/16/2033	504	506,541
Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	03/16/2033	3,149	3,165,879
Peraton Corp., First Lien Term Loan B (3 mo. Term SOFR + 3.85%)	7.67%	02/01/2028	14,288	13,612,025
Propulsion (BC) Newco LLC (aka ITP Aero) (Spain), Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	12/01/2032	3,265	3,283,709
Rand Parent LLC (Atlas Air), First Lien Incremental Term Loan B (3 mo. Term SOFR + 3.00%)	6.82%	03/18/2030	6,075	6,108,467
TransDigm, Inc.
Term Loan J (1 mo. Term SOFR + 2.50%)	6.19%	02/28/2031	2,405	2,415,562
Term Loan K (1 mo. Term SOFR + 2.25%)	5.94%	03/22/2030	7,789	7,815,686
Term Loan M (1 mo. Term SOFR + 2.50%)	6.19%	08/19/2032	1,643	1,650,556
				59,922,173
Air Transport–1.49%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.)
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	04/20/2028	17,766	17,788,937
Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	05/28/2032	1,655	1,658,807
American Airlines, Inc.
Term Loan (3 mo. Term SOFR + 2.25%)	5.91%	06/04/2029	4,795	4,790,934
Term Loan (3 mo. Term SOFR + 3.00%)	6.76%	05/20/2033	4,902	4,894,902
Stonepeak Nile Parent LLC, Term Loan B (3 mo. Term SOFR + 2.00%)	5.66%	04/09/2032	2,947	2,951,623
WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	02/14/2031	4,489	4,348,923
				36,434,126
Automotive–3.61%
American Axle & Manufacturing, Inc., Term Loan C (3 mo. Term SOFR + 3.25%)	6.92%	02/03/2033	4,956	4,977,759
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	7.80%	04/06/2028	8,739	8,746,559
Belron Group S.A. (United Kingdom), Term Loan (3 mo. Term SOFR + 2.00%)	5.76%	10/16/2031	5,861	5,881,028
Clarios Global L.P./Clarios US Finance Co., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	01/28/2032	9,611	9,653,791
DexKo Global Inc.
Term Loan (3 mo. Term SOFR + 4.50%)	8.32%	10/04/2031	1,910	1,851,321
Term Loan B (3 mo. Term SOFR + 5.00%)	8.82%	10/04/2031	4,803	4,668,034
Highline Aftermarket Acquisition LLC, Term Loan B (6 mo. Term SOFR + 3.50%)	7.23%	02/19/2030	8,851	8,917,120
Lippert Components, Inc., Term Loan (1 mo. Term SOFR + 2.25%)(e)	5.94%	03/25/2032	3,916	3,930,921
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (1 mo. Term SOFR + 2.50%)	6.19%	04/23/2031	4,666	4,670,027
Mavis Tire Express Services Topco Corp., Term Loan (6 mo. Term SOFR + 3.25%)	6.67%	05/04/2028	12,002	12,010,393
Mavis Tire Express Services Topco, Corp., Term Loan B (6 mo. Term SOFR + 3.25%)	6.92%	05/06/2033	1,831	1,832,981
OPENLANE, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)(e)	6.26%	10/08/2032	5,221	5,247,262
Paint Intermediate III LLC, First Lien Incremental Term Loan B (3 mo. Term SOFR + 2.50%)	0.00%	10/09/2031	6,549	6,571,682
Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	07/16/2031	4,877	4,819,188
Wand NewCo 3, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	01/30/2031	4,359	4,352,271
				88,130,337
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Beverage & Tobacco–0.35%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.21%	07/04/2033		$7,929	$7,964,952
City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 7.00%)(e)	10.76%	09/30/2030		5,459	27,295
Term Loan (3 mo. Term SOFR + 7.00%)(e)	10.76%	09/30/2030		1,780	356,070
Savor Acquisition, Inc. (Sauer Brands), Term Loan B (3 mo. Term SOFR + 3.00%)	6.82%	02/19/2032		142	142,750
					8,491,067
Brokers, Dealers & Investment Houses–1.03%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	11/24/2032		5,018	4,957,130
Envestnet, Inc. (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	11/25/2031		2,507	2,494,334
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)
Delayed Draw Term Loan(d)	0.00%	08/16/2032		1,990	2,000,378
Term Loan B (3 mo. Term SOFR + 3.50%)	7.23%	08/16/2032		11,599	11,657,917
OSTTRA Group Ltd., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	6.75%	10/08/2032		4,115	4,128,405
					25,238,164
Building & Development–3.29%
Chariot Buyer LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	09/08/2032		9,361	9,385,495
Empire Today LLC, Term Loan (3 mo. Term SOFR + 5.50%) (Acquired 05/01/2026; Cost $3,626,412)(e)(f)	9.31%	05/03/2032		3,626	3,626,412
Green Infrastructure Partners (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	09/24/2032		3,989	4,004,878
Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.73%	06/17/2031		8,017	7,026,324
Icebox Holdco III, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	12/22/2031		7,024	7,070,392
Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.60%) (Acquired 09/19/2023-07/08/2024; Cost $10,859,052)(e)(f)	7.42%	04/03/2028		11,513	6,210,967
IPS Corp./CP Iris Holdco
Delayed Draw Term Loan(d)	0.00%	10/27/2032		153	149,216
Term Loan B (3 mo. Term SOFR + 4.00%)	7.69%	10/27/2032		5,190	5,061,726
Jupiter Borrower, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.50%	06/30/2033		12,508	12,583,965
Modulaire (BCP-V Modular/Algeco) (United Kingdom), Term Loan (3 mo. EURIBOR + 4.43%)	6.72%	07/10/2031	EUR	1,500	1,474,250
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.98%	04/29/2029		12,348	8,399,664
Pinnacle Buyer LLC (Summit Cos.)
Delayed Draw Term Loan(d)	0.00%	10/01/2032		274	275,077
Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	10/01/2032		1,420	1,426,824
Pye-Barker Fire and Safety LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	12/16/2032		131	131,967
Delayed Draw Term Loan(d)	0.00%	12/16/2032		705	708,998
Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	12/16/2032		5,599	5,627,995
QXO Building Products, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	07/01/2033		5,247	5,247,837
Tecta America Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	02/18/2032		2,026	2,036,158
					80,448,145
Business Equipment & Services–8.00%
Allied Universal Holdco LLC (Luxembourg), Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	08/20/2032		10,507	10,563,336
Azuria Water Solutions, Inc
Delayed Draw Term Loan	6.48%	04/25/2033		166	165,812
Delayed Draw Term Loan(d)	0.00%	04/25/2033		373	371,958
Term Loan (1 mo. Term SOFR + 2.75%)	6.48%	04/25/2033		7,737	7,723,157
Cimpress USA, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	05/19/2033		7,105	7,136,196
Cloud Software Group, Inc.
Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	08/13/2032		5,464	5,211,376
Term Loan B-2 (3 mo. Term SOFR + 3.25%)	6.98%	03/21/2031		3,090	2,962,753
Clover Holdings 2 LLC, Term Loan B (3 mo. Term SOFR + 3.75%)	7.39%	12/09/2031		2,483	2,449,946
Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	11.51%	02/12/2029		3,743	3,404,123
Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	02/10/2028		10,246	9,971,800
Emma Buyer LLC (Emerald Exposition)
Delayed Draw Term Loan(d)	0.00%	06/17/2033		304	305,562
Term Loan B (3 mo. Term SOFR + 3.50%)	7.19%	06/17/2033		2,935	2,948,678
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
Garda World Security Corp. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.51%	02/01/2029		$14,858	$14,879,801
GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.50%)	7.19%	05/12/2028		17,461	16,440,489
Heron BidCo, LLC (Heidrick & Struggles International Inc), Term Loan B (3 mo. Term SOFR + 3.75%)	7.73%	12/10/2032		6,202	6,247,298
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (6 mo. EURIBOR + 5.75%)	8.14%	10/25/2029	EUR	7,138	3,842,257
Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	7.81%	08/11/2028		7,897	6,007,663
LSF 12 Phoenix Holdco, LLC (dba Alliance Ground International), Term Loan B (1 mo. Term SOFR + 4.50%)(e)	8.19%	03/25/2033		5,909	5,923,727
Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023-02/16/2024; Cost $20,172,697)(e)(f)	11.49%	06/30/2028		20,164	20,155,490
Nuvei Tech Corp, Pivotal Refi L.P., Nuvei Tech, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	11/17/2031		1,781	1,746,201
OCM System One Buyer CTB LLC, Term Loan B(e)	7.44%	08/17/2033		5,616	5,601,799
Orchid Merger Sub II LLC, Term Loan (6 mo. Term SOFR + 5.00%)(e)	9.04%	01/14/2031		4,165	3,458,383
Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	09/30/2031		7,011	5,590,863
Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	06/25/2032		7,343	7,368,897
Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	11/05/2032		9,136	9,186,905
Skyshield US Bidco Ltd. (United Kingdom), Term Loan B (6 mo. Term SOFR + 2.50%)(e)	6.37%	06/02/2033		1,475	1,482,896
Socotec (Holding SAS) (France), Term Loan (3 mo. Term SOFR + 2.75%)	6.37%	06/02/2031		1,473	1,477,640
Spin Holdco Inc.
Term Loan (3 mo. Term SOFR + 4.25%)	8.01%	09/04/2030		17,663	12,434,895
Term Loan B (3 mo. Term SOFR + 5.43%)	9.18%	09/28/2030		8,228	8,498,482
team.blue Finco S.a.r.l. (Netherlands), Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	07/12/2032		2,956	2,891,483
Veritext Corp., Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	08/09/2030		2,529	2,502,483
VFS Global (Switzerland), Term Loan B (6 mo. Term SOFR + 2.50%)	6.19%	10/07/2032		6,492	6,509,293
					195,461,642
Cable & Satellite Television–2.86%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Term Loan (3 mo. Term SOFR + 5.00%)	8.75%	10/31/2027		12,126	7,624,067
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	10/31/2027	EUR	1,358	1,021,354
Term Loan B (3 mo. EURIBOR + 5.00%)	7.43%	11/01/2027	EUR	3,247	2,442,453
Atlantic Broadband Finance LLC (Cogeco)
Incremental Term Loan B-5 (1 mo. Term SOFR + 2.61%)	6.30%	09/01/2028		3,501	3,281,913
Term Loan B-1 (1 mo. Term SOFR + 3.25%)	6.94%	09/18/2030		8,903	7,293,705
Charter Communications Operating LLC, Term Loan B-5 (1 mo. Term SOFR + 2.25%)	5.98%	12/15/2031		2,531	2,494,006
SFR-Numericable (YPSO, Altice France) (France)
Term Loan B-11 (3 mo. Term SOFR + 4.13%)	7.87%	04/30/2028		1,056	1,059,191
Term Loan B-12 (3 mo. Term SOFR + 5.06%)	8.82%	10/30/2028		16,673	16,735,750
Term Loan B-13 (3 mo. Term SOFR + 5.38%)	9.13%	05/14/2029		6,990	7,029,632
Term Loan B-14 (3 mo. EURIBOR + 6.88%)	9.29%	05/30/2031	EUR	3,608	4,247,147
Versant Media Group, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	7.23%	01/30/2031		7,121	7,194,322
Virgin Media 02 - LG (United Kingdom)
Term Loan Q (1 mo. Term SOFR + 3.36%)	7.00%	01/31/2029		3,054	2,889,728
Term Loan Y (6 mo. Term SOFR + 3.28%)	6.97%	03/31/2031		7,667	6,696,777
					70,010,045
Chemicals & Plastics–4.07%
A&R Logistics Holdings, Inc. (Quantix)
Revolver Loan(e)(g)	–	07/17/2031		26	26,322
Revolver Loan(e)(g)	–	07/17/2031		13	13,161
Revolver Loan(d)(e)	0.00%	07/17/2031		132	131,612
Revolver Loan(d)(e)	0.00%	07/17/2031		263	263,224
Term Loan A (3 mo. Term SOFR + 6.90%)(e)	6.75%	07/17/2031		191	191,082
Term Loan B (3 mo. Term SOFR + 6.90%)(e)	6.75%	07/17/2031		2,445	2,445,293
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	8.98%	12/14/2029		7,897	7,532,952
BASF Coatings (Jersey), Term Loan (3 mo. Term SOFR + 3.50%)	7.24%	06/29/2033		2,286	2,303,893
Castrol (SP Motion Holdco EUR/Stonepeak Motion Finco LLC USD) (United Kingdom), Term Loan B(g)	–	06/24/2033		7,880	7,920,056
Derby Buyer LLC (Delrin), Term Loan (1 mo. Term SOFR + 2.75%)	6.39%	11/01/2030		4,571	4,599,865
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
Flint Group (ColourOz Inv) (Germany)
Term Loan (3 mo. EURIBOR + 6.00%)(e)	8.48%	12/31/2027	EUR	270	$318,292
Term Loan B (3 mo. EURIBOR + 4.25%)	6.73%	12/31/2026	EUR	8,183	9,006,033
Term Loan B (3 mo. Term SOFR + 5.00%)	8.26%	09/30/2028		$4,038	3,820,052
Hexion International Holdings B.V., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	03/15/2029		8,665	8,561,030
Ineos Quattro (STYRO) (United Kingdom)
Term Loan B (1 mo. EURIBOR + 4.50%)	6.75%	04/02/2029	EUR	475	458,717
Term Loan B (1 mo. Term SOFR + 4.35%)	8.04%	04/02/2029		9,074	7,649,014
Term Loan B (1 mo. Term SOFR + 3.85%)	7.54%	03/14/2030		1,363	1,089,494
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	02/18/2030		7,054	6,690,444
Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	02/07/2031		5,361	5,005,536
Ketjen, Term Loan B (3 mo. Term SOFR + 4.75%)(e)	8.48%	06/30/2033		2,652	2,648,551
Lummus Technology Holdings V LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/31/2029		2,332	2,330,848
Olympus Water US Holding Corp., First Lien Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	06/20/2031		3,175	3,180,498
Oxea Corp. (OQ Chemicals) (Oman)
Term Loan B-1 (3 mo. EURIBOR + 4.75%) (Acquired 10/08/2024-07/06/2026; Cost $6,873,111)(f)	7.09%	04/08/2031	EUR	6,764	5,411,143
Term Loan B-2 (3 mo. Term SOFR + 4.85%) (Acquired 06/12/2023-07/06/2026; Cost $14,893,066)(f)	8.60%	04/08/2031		15,626	10,456,470
V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%)(e)	9.88%	01/02/2029		458	426,906
Revolver Loan(d)(e)	0.00%	01/02/2029		433	403,393
Term Loan (3 mo. Term SOFR + 5.90%)(e)	9.63%	01/02/2029		7,087	6,605,156
					99,489,037
Clothing & Textiles–0.57%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	02/13/2032		3,905	3,916,684
Beach Acquisition Bidco LLC (Skechers), Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	09/12/2032		4,368	4,396,960
Varsity Brands, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	08/26/2031		5,671	5,679,518
					13,993,162
Conglomerates–0.18%
CoorsTek, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	10/28/2032		4,378	4,402,949
Containers & Glass Products–3.33%
Berlin Packaging LLC, Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	06/07/2031		6,514	6,495,396
Clydesdale Acquisition Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	04/01/2032		5,730	5,658,661
Consolidated Container Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/11/2031		6,861	6,706,175
Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.85%)	8.67%	06/28/2028		8,063	7,786,713
Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (Acquired 11/22/2022-01/23/2025; Cost $16,452,753)(e)(f)	10.49%	11/22/2027		16,717	16,007,871
Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	8.91%	10/04/2028		7,026	7,090,067
Term Loan A-2 (1 mo. Term SOFR + 3.86%)	7.52%	10/04/2028		8,408	6,940,397
Pregis Corp., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/01/2029		7,658	7,716,822
Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.50%)	6.24%	07/12/2032		7,541	7,569,229
Sword Purchaser LLC, Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/09/2033		9,628	9,538,462
					81,509,793
Cosmetics & Toiletries–1.08%
Bausch & Lomb Corp., Term Loan (1 mo. Term SOFR + 3.75%)	7.44%	01/15/2031		14,983	15,096,746
Reckitt Essential Home (Lavender B.V./US Holdco), Term Loan (3 mo. Term SOFR + 3.25%)	6.98%	12/30/2032		4,940	4,948,183
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.46%	06/29/2028	EUR	5,800	6,280,556
					26,325,485
Drugs–0.27%
Alkermes, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.99%	08/12/2031		2,287	2,304,741
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Drugs–(continued)
Grifols International Services DAC, First Lien Term Loan B (6 mo. Term SOFR + 2.50%)	6.19%	04/14/2033		$4,156	$4,173,897
					6,478,638
Ecological Services & Equipment–1.95%
Anticimex Global AB (Sweden), Term Loan (3 mo. Term SOFR + 2.81%)	6.55%	11/17/2031		3,768	3,787,234
Arcwood Environmental Inc., Term Loan (3 mo. Term SOFR + 3.00%)(e)	6.82%	04/01/2033		2,089	2,106,865
Arden University (BidCo Ltd.) (United Kingdom), Term Loan (3 mo. EURIBOR + 4.75%)	7.30%	10/13/2032	EUR	2,802	3,129,445
Deep Blue Midland Basin LLC, Term Loan B (3 mo. Term SOFR + 2.25%)(e)	5.90%	10/01/2032		2,505	2,517,315
EnergySolutions LLC
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	09/20/2030		7,648	7,661,861
Term Loan B(g)	–	07/23/2033		4,659	4,702,445
Erie US Merger Sub, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.16%	03/03/2032		8,832	8,870,952
Groundworks LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	03/14/2031		8,099	8,138,278
MIP V Waste LLC (GreenWaste), Term Loan B (3 mo. Term SOFR + 2.50%)(e)	6.32%	08/20/2032		656	659,514
OGF (VESCAP/Obol France 3/PHM) (Netherlands), Term Loan B (6 mo. EURIBOR + 5.00%)	7.53%	12/31/2028	EUR	1,500	1,751,393
Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 2.75%)	6.48%	10/24/2031		4,199	4,219,402
					47,544,704
Electronics & Electrical–7.66%
ADI Global Distribution Funding LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/17/2033		1,690	1,697,598
Allegro MicroSystems, Inc., Term Loan B (1 mo. Term SOFR + 1.75%)(e)	5.44%	10/31/2030		507	505,611
Belden, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	06/30/2033		3,949	3,970,043
BMC Software (Boxer/ Bladelogic), Term Loan (3 mo. Term SOFR + 2.75%)	6.51%	07/30/2031		4,404	4,184,639
Delta Topco, Inc. (Infoblox, Inc.), Term Loan B (3 mo. Term SOFR + 2.75%)	6.40%	11/30/2029		4,325	4,231,921
Exclusive Group (France)
Term Loan B-1 (3 mo. Term SOFR + 4.50%)	8.25%	12/10/2031		2,178	2,107,397
Term Loan B-2 (3 mo. Term SOFR + 4.50%)	8.25%	12/10/2031		1,085	1,049,752
Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B (3 mo. Term SOFR + 2.75%)	6.41%	09/10/2032		7,469	7,508,643
Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	7.98%	09/30/2028		11,446	11,423,529
Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 4.95%)	7.26%	10/17/2028	EUR	953	864,830
Infinite Electronics
First Lien Incremental Term Loan (1 mo. Term SOFR + 6.25%)(e)	9.98%	03/02/2028		2,169	2,176,691
First Lien Term Loan (3 mo. Term SOFR + 3.76%)	7.58%	03/02/2028		6,332	6,331,669
Second Lien Term Loan (3 mo. Term SOFR + 7.26%)	11.08%	03/02/2029		1,609	1,593,146
Instructure Holdings, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.45%	11/13/2031		9,186	8,842,942
ION Platform Finance US, Inc.
Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/07/2032		12,408	9,565,370
Term Loan B (3 mo. EURIBOR + 4.00%)	6.29%	10/07/2032	EUR	4,987	4,484,480
KnowBe4 (aka Oranje MidCo. LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	7.57%	07/26/2032		1,110	811,443
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
PIK Term Loan B, 0.50% PIK Rate, 10.82% Cash Rate(e)(h)	0.50%	07/10/2028		3,976	3,805,441
Term Loan B (6 mo. GBP SONIA + 7.03%)(e)	10.76%	07/10/2028	GBP	2,972	3,853,701
Mavenir Systems, Inc., Second Lien Term Loan(e)	12.00%	07/26/2030		1,331	873,399
McAfee Enterprise, Term Loan (3 mo. Term SOFR + 3.25%)	10.07%	07/27/2028		7,867	7,806,039
McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	03/01/2029		7,373	6,999,380
Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.25%)	8.07%	07/01/2031		8,713	8,407,736
Proofpoint, Inc., Extended Term Loan (3 mo. Term SOFR + 4.50%)	8.25%	08/31/2030		10,561	10,435,220
Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.22%	02/01/2029		16,416	8,823,561
First Lien Term Loan (3 mo. Term SOFR + 6.00%)	9.82%	02/01/2029		7,642	7,411,199
Renaissance Holding Corp., Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	04/05/2030		17,678	13,672,945
SonicWall US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.74%	04/26/2030		10,535	3,979,851
First Lien Term Loan (3 mo. Term SOFR + 7.50%)	11.24%	04/26/2030		2,127	2,100,320
STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (3 mo. Term SOFR + 2.75%)	6.48%	10/31/2031		5,786	5,793,724
UKG, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	02/10/2031		6,408	6,239,128
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	11/20/2028		$9,264	$9,040,361
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%)(e)	7.95%	05/31/2029	EUR	9,727	11,264,230
Term Loan B-2 (6 mo. Term SOFR + 5.93%)(e)	9.44%	05/31/2029		5,491	5,474,630
					187,330,569
Farming/Agriculture–0.13%
Rovensa (Root Bidco S.a.r.l.) (Luxembourg), Term Loan (3 mo. EURIBOR + 5.00%)	7.43%	09/27/2030	EUR	3,000	3,283,323
Financial Intermediaries–3.08%
American Airlines, Inc. (France), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	08/05/2033	EUR	3,000	3,452,712
AnaCap (AFE S.A. SICAV-RAIF) (Italy)
Delayed Draw Term Loan(e)	10.50%	01/01/2030	EUR	764	879,275
Delayed Draw Term Loan(d)(e)	0.00%	01/01/2030	EUR	352	404,809
Term Loan(e)	10.50%	01/01/2030	EUR	902	1,038,345
Term Loan (1 yr. EURIBOR + 0.02%)(e)	0.02%	01/15/2035	EUR	6,562	0
Term Loan B (3 mo. EURIBOR + 4.00%)(e)	6.46%	01/15/2030	EUR	8,127	8,039,242
AssetMark Financial Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	09/05/2031		3,500	3,501,117
Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	06/13/2031		8,287	8,177,861
Citrin Cooperman Advisors LLC, Delayed Draw Term Loan(d)(e)	0.00%	04/01/2032		479	466,082
Edelman Financial Engines Center LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	7.69%	12/01/2031		6,620	6,664,082
Eisner Advisory Group LLC
Delayed Draw Term Loan(d)(e)	0.00%	02/28/2031		2,295	2,300,392
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	7.69%	02/28/2031		5,435	5,396,939
Focus Financial Partners LLC, Term Loan B-8 (1 mo. Term SOFR + 2.50%)	6.19%	09/15/2031		3,548	3,512,872
Grant Thornton Advisors LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	06/02/2031		12,621	12,072,877
Hightower Holding LLC, Term Loan B (3 mo. Term SOFR + 2.75%)(e)	6.51%	02/03/2032		5,230	5,230,272
Hightower Holding LLC., Delayed Draw Term Loan(d)(e)	0.00%	02/03/2032		729	728,873
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	7.82%	01/27/2033		8,065	8,106,208
Tricor (Thevelia/Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	06/18/2029		5,391	5,305,923
					75,277,881
Food & Drug Retailers–0.04%
Prosol (Helia Bidco/ZF Invest/ZF Bidco) (France), Term Loan B-1 (3 mo. EURIBOR + 3.75%)	6.15%	05/06/2033	EUR	806	932,497
Food Products–2.80%
Arnott’s (Snacking Investments US LLC), Term Loan B (3 mo. Term SOFR + 2.50%)	6.32%	10/29/2032		4,945	4,969,118
Biscuit Holding S.A.S. (BISPOU/Cookie Acq) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	6.50%	08/14/2030	EUR	6,100	4,685,255
CHG PPC Parent LLC, Term Loan B (1 mo. Term SOFR + 3.11%)	6.80%	12/08/2028		1,384	1,394,036
Chobani, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	10/28/2032		2,784	2,798,338
Flora Foods (Netherlands)
Term Loan B-15 (6 mo. Term SOFR + 4.25%)	7.87%	10/31/2030		9,872	9,611,071
Term Loan B-16 (3 mo. EURIBOR + 4.25%)	6.80%	10/31/2030	EUR	2,000	2,225,262
Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		5,407	5,380,313
First Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		4,301	4,279,165
First Lien Term Loan C (3 mo. Term SOFR + 5.50%)	9.23%	10/15/2030		475	472,330
Second Lien Term Loan A (3 mo. Term SOFR + 5.25%)(e)	8.99%	10/15/2030		14,266	11,413,234
Second Lien Term Loan B (3 mo. Term SOFR + 5.00%)(e)	8.73%	10/15/2030		1,960	1,567,906
Second Lien Term Loan C (3 mo. Term SOFR + 5.25%)(e)	8.99%	10/15/2030		532	425,453
Second Lien Term Loan D (3 mo. Term SOFR + 5.25%)(e)	8.99%	10/15/2030		210	167,726
Third Lien Term Loan (3 mo. Term SOFR + 8.25%)	11.99%	04/15/2031		3,533	927,557
Shearer’s Foods LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	02/12/2031		7,605	7,546,193
Solina (Powder Bidco), Term Loan B (3 mo. Term SOFR + 3.25%)	6.91%	09/12/2032		4,116	4,139,778
TreeHouse Foods, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.44%	02/11/2033		4,972	4,995,844
Valeo Foods (Platform Bidco Ltd) (Ireland), Term Loan (6 mo. EURIBOR + 4.00%)	6.50%	09/29/2031	EUR	1,203	1,377,815
					68,376,394
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–1.75%
Areas (Pax Midco Spain) (Spain), Term Loan B-5 (6 mo. EURIBOR + 3.50%)	6.09%	12/31/2029	EUR	5,000	$5,855,748
BradyPLUS Holdings, LLC, Term Loan (1 mo. Term SOFR + 3.50%)	7.19%	12/29/2032		$8,730	8,637,515
Gategroup (Switzerland), Term Loan (3 mo. Term SOFR + 3.50%)	7.23%	06/10/2032		3,205	3,234,972
IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/15/2030		7,653	7,686,960
Selecta Group B.V. (Switzerland)
Revolver Loan (6 mo. EURIBOR + 5.50%) (Acquired 06/06/2025-12/08/2025; Cost $10,356,993)(e)(f)	8.21%	08/01/2030	EUR	9,206	10,630,063
Revolver Loan(d)(e)	0.00%	08/01/2030	EUR	22	25,805
Whatabrands LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.39%	08/13/2033		2,548	2,557,158
WW International, Inc., Term Loan (3 mo. Term SOFR + 6.80%)	10.53%	06/24/2030		5,656	4,040,185
					42,668,406
Forest Products–1.01%
Charter NEX US, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.15%	11/29/2030		8,475	8,506,834
NewLife Forest Restoration LLC, Term Loan (Acquired 02/22/2022-05/29/2026; Cost $31,796,438)(e)(f)(g)	–	04/10/2029		5,976	5,976,211
ProAmpac PG Borrower LLC, First Lien Term Loan (3 mo. Term SOFR + 4.00%)	7.82%	03/07/2033		10,164	10,149,129
					24,632,174
Health Care–5.82%
AEA International Holdings (Luxembourg) S.A.r.l, First Lien Term Loan (3 mo. Term SOFR + 3.00%)(e)	6.84%	07/29/2033		5,349	5,375,438
Ascend Learning LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.69%	12/11/2028		6,617	6,620,044
Biogroup-LCD (France), Term Loan (3 mo. EURIBOR + 4.50%)	6.98%	08/09/2031	EUR	5,078	5,877,399
Boots Group Finco L.P. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	08/30/2032		6,245	6,283,746
Catalent, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	6.64%	08/12/2033		4,495	4,517,602
Cerba (Chrome Bidco) (France)
Incremental Term Loan C (3 mo. EURIBOR + 3.95%) (Acquired 03/24/2025-11/11/2025; Cost $6,605,660)(f)	6.50%	02/16/2029	EUR	7,125	5,693,212
Incremental Term Loan D (3 mo. EURIBOR + 5.45%) (Acquired 09/10/2024-08/12/2025; Cost $3,571,494)(f)	8.00%	02/16/2029	EUR	3,500	2,803,455
Term Loan B (6 mo. EURIBOR + 3.70%) (Acquired 09/10/2024-05/29/2026; Cost $19,847,294)(f)	6.25%	06/30/2028	EUR	21,494	17,245,344
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.50%)	8.22%	08/13/2031		1,975	1,987,535
Global Medical Response, Inc., Term Loan (1 mo. Term SOFR + 3.50%)	6.91%	10/01/2032		7,692	7,738,060
HAH Group Holding Co. (Help At Home), Term Loan B (1 mo. Term SOFR + 5.00%)	8.69%	09/24/2031		4,734	4,435,990
Hologic, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.99%	04/07/2033		9,486	9,361,323
ImageFirst, Term Loan B (3 mo. Term SOFR + 3.00%)	6.66%	03/12/2032		5,870	5,867,615
MB2 Dental Solutions LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)(e)	9.19%	02/15/2031		959	962,889
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)(e)	9.19%	02/15/2031		673	675,273
Revolver Loan (1 mo. Term SOFR + 5.50%)(e)	9.19%	02/15/2031		43	42,774
Revolver Loan(d)(e)	0.00%	02/15/2031		286	286,260
Term Loan (1 mo. Term SOFR + 5.50%)(e)	9.19%	02/13/2031		4,644	4,662,930
McKesson Medical-Surgical Top Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	06/04/2032		5,830	5,858,864
Opal Bidco SAS (France), Term Loan B (3 mo. Term SOFR + 2.50%)	6.23%	04/28/2032		10,556	10,622,475
Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	5.94%	05/19/2031		4,069	4,073,105
Parexel International, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	12/12/2031		4,032	4,053,174
Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 05/05/2025-05/07/2025; Cost $4,190,334)(f)	8.82%	06/30/2028		4,212	4,270,103
Precision Medicine Group LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.32%	08/20/2032		6,996	7,031,443
Southern Veterinary Partners LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	12/04/2031		10,396	10,428,986
US Fertility Enterprises LLC
Delayed Draw Term Loan(d)	0.00%	12/30/2032		267	268,820
Term Loan B (1 mo. Term SOFR + 3.00%)	6.73%	12/30/2032		5,214	5,240,480
					142,284,339
Home Furnishings–1.15%
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.00%)	6.73%	01/17/2032		2,918	2,930,124
LSF12 Crown US Commercial Bidco LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.24%	12/02/2031		4,744	4,772,867
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Home Furnishings–(continued)
Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%)(e)	11.35%	06/29/2028		$744	$742,188
Term Loan (3 mo. Term SOFR + 7.61%)	11.35%	06/29/2028		10,530	9,927,948
Weber-Stephen Products LLC, Term Loan (3 mo. Term SOFR + 3.75%)	7.48%	10/01/2032		9,848	9,812,337
					28,185,464
Industrial Equipment–3.36%
Alliance Laundry Systems LLC, Term Loan B (3 mo. Term SOFR + 2.00%)	5.82%	08/19/2031		4,511	4,525,548
Cleanova US Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.75%)	8.41%	06/14/2032		2,970	2,964,770
Columbus Mckinnon Corp., Term Loan B (1 mo. Term SOFR + 3.50%)	7.23%	01/31/2033		3,259	3,277,753
Cooper Machinery/Astro Acquisition, Term Loan (3 mo. Term SOFR + 2.50%)	5.98%	08/30/2032		1,705	1,714,720
Dwyer Instruments LLC (DwyerOmega), Delayed Draw Term Loan(d)	0.00%	07/16/2033		759	761,573
Dwyer Instruments, LLC (DwyerOmega), Term Loan B (3 mo. Term SOFR + 2.50%)	6.28%	07/15/2033		11,138	11,169,737
DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	10/11/2030		5,736	5,781,924
EMRLD Borrower L.P. (Copeland)
Incremental Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	08/04/2031		3,963	3,978,382
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	05/31/2030		462	463,674
Engineered Machinery Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	6.49%	11/26/2032		1,163	1,169,743
Flow Merger Sub, Inc.
Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	02/25/2033		974	978,401
Term Loan B(g)	–	03/04/2033		127	127,714
Kantar (Summer BC Bidco/KANGRP) (Luxembourg), Term Loan B (3 mo. Term SOFR + 5.25%)	8.99%	02/15/2029		8,778	7,407,762
LSF12 Helix Parent LLC (Hillenbrand), Term Loan B (1 mo. Term SOFR + 3.00%)	7.19%	02/10/2033		4,094	4,096,078
Madison IAQ LLC, Term Loan B (1 mo. Term SOFR + 1.81%)	5.47%	05/06/2032		3,634	3,633,813
Rehlko, Term Loan (3 mo. Term SOFR + 3.00%)	6.73%	05/01/2031		10,350	10,394,941
STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.11%)	7.79%	03/25/2031		2,451	2,465,066
Tank Holding Corp., Revolver Loan(d)(e)	0.00%	03/31/2028		922	878,129
TK Elevator U.S. Newco, Inc. (Germany), Term Loan B (6 mo. Term SOFR + 2.75%)	6.70%	04/30/2030		9,265	9,322,427
TKE Thyssenkrupp Elevators (Vertical Midco) (Germany), Term Loan B (6 mo. Term SOFR + 2.89%)	6.70%	04/30/2030		2,080	2,093,175
Victory Buyer LLC (Vantage Elevator), Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	02/09/2033		4,772	4,801,188
					82,006,518
Insurance–2.34%
Acrisure LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	06/21/2032		1,767	1,413,744
Acrisure LLC/Acrisure Finance, Inc., Term Loan B-6 (1 mo. Term SOFR + 3.00%)	6.69%	11/06/2030		12,468	10,639,238
Alliant Holdings Intermediate LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	09/19/2031		13,008	12,994,557
AmWINS Group LLC, Term Loan (3 mo. Term SOFR + 2.00%)	5.73%	01/30/2032		6,412	6,359,164
CRC Insurance Group LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.48%	05/06/2031		9,126	9,007,313
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	07/31/2031		9,889	9,901,284
USI, Inc.
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	11/21/2029		5,401	5,411,888
Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	09/29/2030		1,499	1,501,794
					57,228,982
Leisure Goods, Activities & Movies–3.25%
Amex GBT (Gaia Purchaser, Inc.), Term Loan B (g)	–	06/25/2033		4,927	4,966,886
Breitling (Orbiter) (Luxembourg), Term Loan (6 mo. EURIBOR + 3.90%)	6.50%	10/25/2028	EUR	2,000	2,007,553
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	12/02/2031		20,648	20,768,781
Fitness International LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	8.19%	02/12/2029		7,239	7,271,799
Fugue Finance LLC, Term Loan (3 mo. Term SOFR + 2.25%)	6.02%	01/09/2032		4,905	4,911,140
GAH Finco Ltd. (fka GUS) (United Kingdom), Term Loan (3 mo. EURIBOR + 5.00%)	7.38%	11/15/2032	EUR	1,006	1,085,582
LC Ahab US Bidco LLC, Term Loan B (3 mo. Term SOFR + 2.50%)	6.32%	05/01/2031		1,763	1,761,111
Oak-Eagle AcquireCo, Inc. (Electronic Arts Inc; EA), Term Loan B (3 mo. Term SOFR + 3.50%)	7.25%	08/04/2033		9,536	9,643,566
Team SME LLC (The), Term Loan B(g)	–	06/23/2032		1,185	1,188,141
Tripadvisor, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	6.44%	07/08/2031		1,878	1,822,493
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Leisure Goods, Activities & Movies–(continued)
VUE Cinemas (VUECIN) (United Kingdom)
Second Lien Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-05/26/2026; Cost $3,826,650)(e)(f)	10.46%	12/31/2029	EUR	4,310	$7,457,637
Term Loan (6 mo. EURIBOR + 8.00%)(e)	10.46%	06/30/2027	EUR	1,872	2,174,212
Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/20/2024-05/26/2026; Cost $2,816,955)(e)(f)	10.46%	12/31/2027	EUR	2,579	4,462,391
Vue International Bidco PLC (United Kingdom), Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/21/2024-05/26/2026; Cost $1,234,700)(e)(f)	10.46%	06/30/2027	EUR	1,144	2,298,562
World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%)	8.47%	08/16/2031		$7,652	7,627,530
					79,447,384
Lodging & Casinos–3.18%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 5.61%)	9.27%	03/11/2030		1,291	1,276,644
Term Loan (1 mo. Term SOFR + 7.50%)	11.27%	03/11/2030		1,214	1,190,635
Bingo Holdings I, LLC (PlayAGS), Term Loan B (3 mo. Term SOFR + 4.75%)	8.48%	06/30/2032		4,453	4,449,138
Caesars Entertainment, Inc., Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.94%	02/06/2031		8,848	8,551,353
Fertitta Entertainment LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	01/27/2029		12,072	12,114,086
GVC Finance LLC (United Kingdom)
Term Loan (3 mo. Term SOFR + 2.25%)	5.98%	10/31/2029		5,225	5,230,320
Term Loan (3 mo. Term SOFR + 2.25%)	5.98%	07/31/2032		2,004	2,002,691
J&J Ventures Gaming LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.19%	04/26/2030		8,564	8,496,222
Ontario Gaming GTA L.P., First Lien Term Loan B(g)	–	08/01/2030		3,822	3,712,501
PENN Entertainment, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	05/30/2033		5,621	5,621,184
Pioneer Opco LLC (The Venetian), Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	05/06/2033		6,968	7,028,038
Turquoise/TRQ Sales LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	12/30/2032		2,305	2,301,138
Voyager Parent LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	7.98%	07/01/2032		15,712	15,772,530
					77,746,480
Nonferrous Metals & Minerals–0.86%
ACNR Holdings, Inc., Term Loan	13.00%	12/11/2029		14,280	14,431,404
SCIH Salt Holdings, Inc., Term Loan B (3 mo. Term SOFR + 2.75%)	6.50%	08/13/2031		6,608	6,586,714
					21,018,118
Oil & Gas–2.72%
Crescent Midstream, Term Loan (1 mo. Term SOFR + 3.25%)	6.91%	02/18/2033		2,245	2,259,485
ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 1.98%)	5.66%	10/11/2030		1,427	1,425,927
McDermott International, Ltd.
First Lien Term Loan(d)(e)	0.00%	06/30/2027		608	595,926
LOC (3 mo. Term SOFR + 4.00%)	7.75%	10/17/2026		4,939	4,827,613
LOC(d)	0.00%	06/30/2027		9,755	9,571,777
PIK Term Loan, 3.00% PIK Rate, 4.80% Cash Rate (1 mo. Term SOFR + 1.00%)(h)	3.00%	12/31/2027		5,094	4,975,427
Term Loan (1 mo. Term SOFR + 3.11%)	6.80%	06/30/2027		725	708,822
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 2.00%)	5.98%	03/26/2031		3,815	3,819,656
Prairie ECI Acquiror L.P., Term Loan B (1 mo. Term SOFR + 3.25%)	6.94%	08/01/2029		5,316	5,357,795
Rockpoint Gas Storage Partners L.P. (Canada), Term Loan (3 mo. Term SOFR + 2.25%)	5.98%	09/18/2031		7,906	7,926,616
Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.19%	07/30/2031		3,634	3,656,496
Third Coast Infrastructure, LLC, Term Loan (1 mo. Term SOFR + 3.25%)	6.94%	09/25/2030		10,070	10,159,823
TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	03/16/2030		2,924	2,936,660
Traverse Midstream Partners LLC, Term Loan (3 mo. Term SOFR + 2.25%)	6.04%	07/14/2033		2,329	2,331,900
Venture Global Calcasieu Pass, Term Loan B (6 mo. Term SOFR + 3.25%)	6.95%	04/11/2033		5,876	5,924,678
					66,478,601
Publishing–1.40%
Adtalem Global Education, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	02/04/2033		3,244	3,263,929
Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.74%	03/24/2031		12,511	12,482,699
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	6.82%	10/30/2030		2,758	2,767,226
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	9.04%	04/09/2029		13,110	9,217,642
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Publishing–(continued)
McGraw-Hill Education, Inc., Term Loan B (1 mo. Term SOFR + 2.61%)	6.29%	08/06/2031	$6,479	$6,518,019
				34,249,515
Radio & Television–0.66%
Discovery Global Holdings, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.19%	06/30/2033	12,512	12,553,193
Nexstar Broadcasting, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.44%	03/18/2033	3,659	3,675,762
				16,228,955
Retailers (except Food & Drug)–1.25%
Action Holding B.V. (Peer Holdings) (Netherlands)
Term Loan B (3 mo. Term SOFR + 3.25%)	5.98%	10/14/2032	2,833	2,846,795
Term Loan B-4 (3 mo. Term SOFR + 2.50%)	6.23%	10/28/2030	5,624	5,661,426
CNT Holdings I Corp. (1-800 Contacts), Term Loan B (3 mo. Term SOFR + 2.25%)	6.07%	11/08/2032	1,418	1,424,220
Great Outdoors Group LLC, Term Loan B-3 (1 mo. Term SOFR + 2.25%)	6.94%	01/23/2032	9,132	9,190,338
PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	08/18/2032	2,959	2,982,850
Savers, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.17%	09/17/2032	8,337	8,374,352
				30,479,981
Surface Transport–1.35%
Beacon Mobility Corp., Term Loan B (3 mo. Term SOFR + 2.50%)	6.26%	08/06/2030	5,869	5,885,262
Boluda Towage (Luxembourg), Term Loan (3 mo. Term SOFR + 2.50%)	6.23%	06/30/2033	1,400	1,409,371
Carrix Holdings LLC, Delayed Draw Term Loan(d)	0.00%	07/27/2033	430	430,347
Carrix, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	5.81%	07/15/2033	2,150	2,151,735
First Student Bidco, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	5.98%	08/15/2030	9,242	9,263,583
Patriot Rail Co. LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.15%	03/08/2032	5,927	5,958,557
STG Distribution LLC, Term Loan (3 mo. Term SOFR + 6.90%)(e)	10.63%	07/15/2031	1,400	1,399,566
Student Transportation of America Holdings, Inc., Term Loan (6 mo. Term SOFR + 2.75%)	6.62%	06/24/2032	6,404	6,441,633
				32,940,054
Telecommunications–3.67%
CoreWeave
Delayed Draw Term Loan (1 mo. Term SOFR + 4.50%)	8.15%	11/15/2031	966	975,774
Delayed Draw Term Loan(d)	0.00%	11/15/2031	1,262	1,274,896
CoreWeave Financing DDTL V-V LLC ()
Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%)	9.15%	09/30/2031	1,070	1,074,768
Delayed Draw Term Loan(d)	0.00%	09/30/2031	1,276	1,281,992
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.69%	01/30/2031	14,228	14,323,362
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. Term SOFR + 3.26%)	6.99%	11/12/2027	8,062	5,466,978
Genesys Cloud Services Holdings I LLC, Term Loan (1 mo. Term SOFR + 2.25%)	6.19%	01/30/2032	4,621	4,523,115
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.19%	09/27/2029	7,482	7,542,536
Lambda Compute II LLC, Term Loan B(g)	–	12/31/2030	1,202	1,209,271
Level 3 Financing, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	6.44%	03/29/2032	12,983	13,050,491
MLN US HoldCo LLC (dba Mitel)
Term Loan A-1 (1 mo. Term SOFR + 6.50%) (Acquired 06/25/2025-08/31/2026; Cost $3,829,799)(e)(f)	7.69%	06/20/2028	3,875	3,821,085
Term Loan A-2 (1 mo. Term SOFR + 8.00%) (Acquired 06/20/2025-08/31/2026; Cost $13,710,110)(e)(f)	6.00%	06/20/2030	15,276	13,372,832
ViaSat, Inc.
Term Loan (1 mo. Term SOFR + 4.61%)	8.27%	03/02/2029	2,732	2,758,334
Term Loan B (1 mo. Term SOFR + 4.61%)	8.27%	05/30/2030	2,834	2,859,358
Voyage Digital (NC) Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%)	6.97%	05/11/2029	7,144	7,175,230
Windstream Services LLC, Term Loan B (1 mo. Term SOFR + 4.00%)	7.69%	10/06/2032	1,409	1,416,256
Zayo Group Holdings, Inc., Term Loan, 0.50% PIK Rate, 6.80% Cash Rate (1 mo. Term SOFR + 3.00%)(h)	0.50%	03/11/2030	7,523	7,541,236
				89,667,514
Utilities–1.95%
Astoria Energy LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.98%	06/23/2032	3,555	3,566,565
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–(continued)
Covanta Holding Corp.
Term Loan B (1 mo. Term SOFR + 2.25%)	5.94%	01/15/2031	$3,145	$3,153,419
Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.91%	01/15/2031	2,980	2,987,796
Term Loan C-1 (1 mo. Term SOFR + 2.25%)	5.91%	01/15/2031	485	486,734
Dresser Utility Solutions
Delayed Draw Term Loan(d)	0.00%	08/05/2033	390	391,220
Term Loan B(g)	–	08/05/2033	2,412	2,420,674
Eastern Power LLC, Term Loan (3 mo. Term SOFR + 4.75%)	8.44%	04/03/2029	8,675	8,737,609
Hamilton Projects Acquiror LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.19%	05/30/2031	2,748	2,759,084
Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 2.75%)	6.39%	08/05/2032	6,869	6,891,066
Lightning Power LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	5.44%	08/18/2031	3,225	3,234,043
Pathfinder Power LLC, Term Loan B(g)	–	06/22/2033	3,046	3,049,993
Resilience Parent, Term Loan B (3 mo. Term SOFR + 2.50%) (Acquired 01/23/2026-05/05/2026; Cost $6,622,941)(f)	6.23%	01/31/2033	6,639	6,645,926
SkyVest Renewables, Term Loan B (3 mo. Term SOFR + 2.25%)(e)	6.13%	07/29/2033	3,362	3,362,263
				47,686,392
Total Variable Rate Senior Loan Interests (Cost $2,113,261,924)				2,052,029,008
			Shares
Common Stocks & Other Equity Interests–8.31%(i)
Automotive–0.00%
Cabonline, Class D (Acquired 10/30/2023; Cost $271,002) (Sweden)(e)(f)			301,850,286	32
Cabonline, Class D1 (Acquired 10/30/2023; Cost $10) (Sweden)(e)(f)			10,623,352	1
Cabonline, Class D2 (Acquired 10/31/2023; Cost $8) (Sweden)(e)(f)			9,066,619	1
				34
Beverage & Tobacco–0.00%
City Brewing Company LLC(e)			34,042	0
Building & Development–0.74%
Empire Today LLC (Acquired 05/01/2026; Cost $9,966,142)(e)(f)			459,434	18,184,398
Business Equipment & Services–2.95%
Bloom Parent, Inc.(e)			3,285	3,042,288
Monitronics International, Inc. (Acquired 06/30/2023-12/16/2025; Cost $9,059,672)(e)(f)			466,369	25,123,298
My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $11,276,239)(e)(f)(j)			162,068	43,923,709
				72,089,295
Cable & Satellite Television–0.16%
Altice France S.A., Class 3 (France)			204,021	3,868,706
Chemicals & Plastics–0.04%
A&R Logistics, Inc., Class A (Acquired 07/17/2026; Cost $647,496)(e)(f)			935	647,496
Ascend Performance Materials Operations LLC(e)			1,517,956,700	1,518
Ascend Performance Materials Operations LLC (Acquired 12/19/2025; Cost $2,723,067)(e)(f)			173,665	260,498
Ascend Performance Materials Operations LLC(e)(j)			784,344,117	784
Flint Group (ColourOz Inv), Class A (Germany)(e)			92,541	0
				910,296
Containers & Glass Products–0.40%
Libbey Glass LLC (Acquired 11/13/2020-09/05/2025; Cost $3,995,428)(e)(f)			921,496	9,703,353
Electronics & Electrical–0.00%
Internap Holding LLC (Acquired 02/06/2018-02/10/2023; Cost $7,246,487)(e)(f)(j)			2,996,076	3
Red Range Operating, Inc., Class A-1 (Acquired 05/29/2025; Cost $0)(e)(f)			2	0
Robertshaw Controls Co.(e)			3,428	0
Sandvine Corp. (Acquired 06/28/2024; Cost $0)(e)(f)			30,037	0
				3
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Senior Floating Rate Fund

			Shares	Value
Food Service–0.39%
Selecta Group B.V., Class A1 (Acquired 07/31/2025; Cost $6,636,695) (Switzerland)(e)(f)			57,671	$6,907,104
Selecta Group B.V., Class A2 (Acquired 07/31/2025; Cost $1,756,789) (Switzerland)(e)(f)			15,266	1,828,368
WW International, Inc. (Acquired 09/13/2024-11/15/2024; Cost $1,148,478)(f)(k)			45,359	757,042
				9,492,514
Forest Products–0.01%
NewLife Forest Restoration LLC ()(j)			242,598	242,598
Home Furnishings–0.11%
Serta Simmons Bedding LLC			347,996	2,566,470
Industrial Equipment–0.00%
North American Lifting Holdings, Inc. (Acquired 02/05/2019-10/27/2021; Cost $16,973,383)(f)(j)			679,193	32,262
Leisure Goods, Activities & Movies–0.56%
Crown Finance US, Inc.			532,808	13,538,918
Hurtigruten Expedition(e)			29,323	20,065
VUE Cinemas (VUECIN), Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom)(e)(f)			9,996	0
VUE Cinemas (VUECIN), Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom)(e)(f)			4,982,596	6
VUE Cinemas (VUECIN), Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom)(e)(f)			3,004,226	4
VUE Cinemas (VUECIN), Class A4 (United Kingdom)(e)			2,094,370	2
				13,558,995
Lodging & Casinos–0.18%
Aimbridge Acquisition Co., Inc. (Acquired 03/11/2025; Cost $7,180,988)(f)			106,385	4,361,785
Nonferrous Metals & Minerals–0.41%
ACNR Holdings, Inc.			75,260	10,103,655
Oil & Gas–0.87%
McDermott International, Ltd.(k)			442,729	1,948,008
McDermott International, Ltd. (Bermuda)			4,313,874	18,981,045
Sabine Oil & Gas Holdings, Inc. (Acquired 01/16/2013-03/12/2021; Cost $18,267,226)(e)(f)(k)			18,025	1,262
Tribune Resources LLC(e)(j)			5,811,199	406,784
				21,337,099
Surface Transport–0.99%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(e)(f)			35,397	3,645,006
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/20/2026; Cost $62,572)(f)			100,115	62,572
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(e)(f)(j)			37,211	3,831,803
Hurtigruten Group AS (Norway)(e)			203,832	10,768,001
STG Distribution LLC (Acquired 07/08/2026; Cost $5,772,774)(e)(f)(g)			736,275	5,987,698
				24,295,080
Telecommunications–0.50%
MLN US HoldCo. LLC (dba Mitel)(e)(j)			1,820,133	12,322,300
Total Common Stocks & Other Equity Interests (Cost $187,366,484)				203,068,843
	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–3.51%
Air Transport–0.13%
WestJet, An Alberta Partnership (Canada) (l)	8.00%	02/14/2031	$3,205	3,086,982
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Brokers, Dealers & Investment Houses–0.01%
First Eagle Holdings, Inc. (l)	7.25%	08/15/2032	$226	$230,763
Building & Development–0.38%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (l)	4.50%	04/01/2027	3,665	3,629,873
QXO Building Products, Inc.(l)	6.75%	04/30/2032	2,111	2,160,849
Signal Parent, Inc. (Acquired 09/11/2023-07/11/2024; Cost $5,306,985)(e)(f)(l)	6.13%	04/01/2029	6,686	3,409,860
				9,200,582
Business Equipment & Services–0.25%
Allied Universal Holdco LLC (l)	7.88%	02/15/2031	4,369	4,546,058
Cloud Software Group, Inc.(l)	6.63%	08/15/2033	573	520,047
Garda World Security Corp. (Canada)(l)	6.50%	01/15/2031	1,109	1,126,033
				6,192,138
Cable & Satellite Television–0.84%
Altice Financing S.A. (Luxembourg) (l)	5.75%	08/15/2029	1,414	859,064
Altice France S.A. (France)(l)	6.88%	07/15/2032	5,212	5,115,851
Altice-International (Financing S.A) (Luxembourg)(l)	5.00%	01/15/2028	18,761	11,426,907
Virgin Media Secured Finance PLC (United Kingdom)(l)	4.50%	08/15/2030	3,782	3,129,964
				20,531,786
Chemicals & Plastics–0.01%
BASF Coatings (l)	7.13%	06/15/2033	226	229,793
Containers & Glass Products–0.01%
Clydesdale Acquisition Holdings, Inc. (l)	6.75%	04/15/2032	256	250,162
Electronics & Electrical–0.12%
Diebold Nixdorf, Inc. (l)	7.75%	03/31/2030	1,031	1,078,474
ION Platform Finance US, Inc./ION Platform Finance S.a.r.l.(l)	9.00%	08/01/2029	2,112	1,932,980
				3,011,454
Food Products–0.24%
Industrial F&B Investments III, Inc. (l)	7.75%	02/11/2033	889	899,865
Viking Baked Goods Acquisition Corp.(l)	8.63%	11/01/2031	4,943	4,960,548
				5,860,413
Health Care–0.12%
Global Medical Response, Inc. (l)	7.38%	10/01/2032	437	453,169
HAH Group Holding Co. LLC(l)	9.75%	10/01/2031	706	670,375
Opal Bidco SAS (France)(l)	6.50%	03/31/2032	1,912	1,931,283
				3,054,827
Industrial Equipment–0.18%
Columbus McKinnon Corp. (l)	7.13%	02/01/2033	2,211	2,238,604
CompoSecure Holdings LLC(l)	5.63%	02/01/2033	228	221,017
EMRLD Borrower L.P./Emerald Co-Issuer, Inc.(l)	6.63%	12/15/2030	1,966	2,007,449
				4,467,070
Insurance–0.38%
Acrisure LLC/Acrisure Finance, Inc. (l)	6.75%	07/01/2032	292	249,531
Alliant Holdings Intermediate LLC(l)	7.00%	01/15/2031	3,408	3,463,455
CRC Insurance Group LLC(l)	7.13%	06/01/2031	5,520	5,525,023
				9,238,009
Leisure Goods, Activities & Movies–0.05%
Gaia Purchaser, Inc. (l)	7.63%	07/15/2033	452	461,767
Oak-Eagle AcquireCo, Inc.(l)	7.25%	07/01/2033	725	754,478
				1,216,245
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–0.12%
Travel + Leisure Co. (l)	6.13%	09/01/2033		$2,982	$2,942,903
Publishing–0.03%
McGraw-Hill Education, Inc. (l)	7.38%	09/01/2031		660	678,257
Retailers (except Food & Drug)–0.18%
PetSmart LLC/PetSmart Finance Corp. (l)	7.50%	09/15/2032		4,274	4,317,496
Surface Transport–0.07%
Beacon Mobility Corp. (l)	7.25%	08/01/2030		1,754	1,804,968
Telecommunications–0.39%
Uniti Services LLC (l)	7.50%	10/15/2033		5,756	5,946,463
Windstream Services LLC/Windstream Escrow Finance Corp.(l)	8.25%	10/01/2031		3,508	3,666,432
					9,612,895
Total U.S. Dollar Denominated Bonds & Notes (Cost $95,279,358)					85,926,743
Non-U.S. Dollar Denominated Bonds & Notes–1.67%(m)
Air Transport–0.28%
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.25%)(n)	6.76%	02/24/2031	EUR	2,977	3,411,865
SGL Group ApS (Denmark) (3 mo. EURIBOR + 4.75%)(n)	7.24%	04/22/2030	EUR	3,063	3,520,522
					6,932,387
Automotive–0.20%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $805,985)(e)(f)(l)	10.00%	03/19/2028	SEK	9,067	911,618
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $1,648,768)(e)(f)(l)(o)	0.00%	03/19/2028	SEK	18,133	1,818,881
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $3,724,562)(e)(f)(l)(o)	0.00%	04/19/2029	SEK	35,057	2,185,930
					4,916,429
Financial Intermediaries–0.47%
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(l)(n)	7.90%	12/15/2029	EUR	5,400	6,288,780
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%)(l)(n)	7.90%	12/15/2029	EUR	4,400	5,124,191
					11,412,971
Food Service–0.25%
Selecta Group B.V. (Switzerland)(e)	15.00%	10/01/2030	EUR	5,381	6,058,584
Surface Transport–0.47%
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2031	GBP	9,042	10,804,442
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2031	GBP	652	779,086
					11,583,528
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $41,874,283)					40,903,899
			Shares
Preferred Stocks–1.05%(i)
Business Equipment & Services–0.03%
Orchid Merger Sub II, LLC, Pfd. (Acquired 07/23/2026; Cost $576,590)(e)(f)				1,090	576,590
Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(e)(f)				11,609,066	68,494
Surface Transport–1.02%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(e)(f)				142,554	14,679,498
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(e)(f)(j)				100,115	10,309,342
					24,988,840
Total Preferred Stocks (Cost $17,953,842)					25,633,924
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Asset-Backed Securities–0.41%
Structured Products–0.41%
AGL CLO 1 Ltd., Series 2019-1A, Class ERR (Cayman Islands) (3 mo. Term SOFR + 6.50%) (l)(n)	10.23%	10/20/2034	$1,675	$1,252,372
Ballyrock CLO 19 Ltd., Series 2022-19A, Class D (3 mo. Term SOFR + 7.11%)(l)(n)	10.84%	04/20/2035	4,175	3,971,235
CIFC Funding Ltd., Series 2014-4RA, Class DRR (Cayman Islands) (3 mo. Term SOFR + 5.80%)(l)(n)	9.55%	01/17/2035	1,250	1,163,373
Empire Today, LLC, Series 2023-1A, Class ER (Cayman Islands) (3 mo. Term SOFR + 7.34%)(l)(n)	11.15%	04/25/2038	3,500	3,537,639
Total Asset-Backed Securities (Cost $10,524,690)				9,924,619
			Shares
Money Market Funds–1.55%
Invesco Government & Agency Portfolio,Institutional Class, 3.68%(j)(p)			22,680,881	22,680,881
Invesco Treasury Portfolio,Institutional Class, 3.66%(j)(p)			15,118,689	15,118,689
Total Money Market Funds (Cost $37,799,570)				37,799,570
TOTAL INVESTMENTS IN SECURITIES–100.46% (Cost $2,504,060,151)				2,455,286,606
OTHER ASSETS LESS LIABILITIES–(0.46)%				(11,152,711)
NET ASSETS–100.00%				$2,444,133,895
Investment Abbreviations:
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
USD	– U.S. Dollar
Wts.	– Warrants
Notes to Schedule of Investments:
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	Restricted security. The aggregate value of these securities at August 31, 2026 was $305,763,088, which represented 12.51% of the Fund’s Net Assets.
(g)	This variable rate interest will settle after August 31, 2026, at which time the interest rate will be determined.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Securities acquired through the restructuring of senior loans.
(j)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$88,967,739	$385,018,762	$(451,305,620)	$-	$-	$22,680,881	$1,369,373
Invesco Treasury Portfolio, Institutional Class	59,309,927	256,679,175	(300,870,413)	-	-	15,118,689	1,071,365
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Senior Floating Rate Fund

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2026	Dividend Income
Investments in Other Affiliates:
Ascend Performance Materials Operations LLC**	$-	$-	$-	$784	$-	$784	$-
Commercial Barge Line Co., Wts., expiring 04/27/2045	3,868,456	-	-	(36,653)	-	3,831,803	-
Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045	10,407,955	-	-	(98,613)	-	10,309,342	250,288
Commercial Barge Line Co.***	438,003	250,287	(615,396)	(62,572)	52,250	62,572	-
Internap Holding LLC*	3,145,880	-	-	(2,464,269)	-	3	-
MLN US HoldCo. LLC (dba Mitel)	10,502,167	-	-	1,820,133	-	12,322,300	-
My Alarm Center LLC, Class A*	52,503,597	-	-	(5,273,380)	-	43,923,709	3,248,856
NewLife Forest Restoration LLC	15,120,353	1,066,310	-	(15,944,065)	-	242,598	-
North American Lifting Holdings, Inc.	611,274	-	-	(579,012)	-	32,262	-
Tribune Resources LLC	9,010,264	-	-	(8,603,480)	-	406,784	22,082,556
Total	$253,885,615	$643,014,534	$(752,791,429)	$(31,241,127)	$52,250	$108,931,727	$28,022,438

*	Includes return of capital distribution.
**	As of August 31, 2025, this security was not considered as an affiliate of the Fund.
***	At August 31, 2026, this security was no longer an affiliate of the Fund.

(k)	Non-income producing security.
(l)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2026 was $123,764,290, which represented 5.06% of the Fund’s Net Assets.

(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
(o)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2026 was $4,004,811, which represented less than 1% of the Fund’s Net Assets.

(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2026.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
09/28/2026	Barclays Bank PLC	USD	4,323,392	EUR	3,762,249	$51,072
10/30/2026	BNP Paribas S.A.	EUR	57,673,823	USD	67,430,100	288,184
09/28/2026	Royal Bank of Canada	SEK	543,997	USD	57,393	511
10/30/2026	Royal Bank of Canada	EUR	57,665,172	USD	67,424,714	292,869
10/30/2026	Royal Bank of Canada	NOK	99,607,270	USD	10,694,848	43,046
10/30/2026	Royal Bank of Canada	SEK	68,091,323	USD	7,197,067	64,541
10/30/2026	State Street Bank & Trust Co.	EUR	57,673,823	USD	67,431,340	289,424
10/30/2026	State Street Bank & Trust Co.	USD	1,500,947	SEK	14,379,427	5,289
10/30/2026	Toronto Dominion Bank	GBP	11,863,664	USD	16,169,770	92,827
09/28/2026	Wells Fargo Bank, N.A.	USD	7,514,235	EUR	6,500,000	43,483
Subtotal—Appreciation						1,171,246
Currency Risk
09/28/2026	BNP Paribas S.A.	EUR	66,328,961	USD	75,789,699	(1,332,699)
09/28/2026	BNP Paribas S.A.	USD	67,350,579	EUR	57,673,823	(291,734)
09/28/2026	Canadian Imperial Bank of Commerce	EUR	58,473,053	USD	66,714,824	(1,273,306)
09/28/2026	Morgan Stanley and Co. International PLC	SEK	66,890,006	USD	6,909,562	(84,582)
09/28/2026	Royal Bank of Canada	GBP	11,863,664	USD	15,813,149	(262,555)
09/28/2026	Royal Bank of Canada	NOK	99,607,270	USD	10,395,301	(261,340)
09/28/2026	Royal Bank of Canada	SEK	657,320	USD	68,194	(536)
09/28/2026	Royal Bank of Canada	USD	67,344,848	EUR	57,665,172	(296,062)
09/28/2026	Royal Bank of Canada	USD	10,700,081	NOK	99,607,270	(43,440)
09/28/2026	Royal Bank of Canada	USD	7,184,562	SEK	68,091,323	(64,806)
09/28/2026	State Street Bank & Trust Co.	EUR	58,473,053	USD	66,696,142	(1,291,989)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
09/28/2026	State Street Bank & Trust Co.	USD	67,351,681	EUR	57,673,823	$(292,836)
09/28/2026	Toronto Dominion Bank	USD	16,169,486	GBP	11,863,664	(93,782)
10/30/2026	Wells Fargo Bank, N.A.	USD	5,839,350	EUR	5,000,000	(18,519)
Subtotal—Depreciation						(5,608,186)
Total Forward Foreign Currency Contracts						$(4,436,940)

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $2,370,081,150)	$2,346,417,451
Investments in affiliates, at value (Cost $133,979,001)	108,869,155
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,171,246
Cash	21,786,087
Foreign currencies, at value (Cost $6,438,339)	6,447,682
Receivable for:
Investments sold	49,989,301
Fund shares sold	631,802
Dividends	182,350
Interest	22,218,997
Investment for trustee deferred compensation and retirement plans	277,865
Other assets	434,218
Total assets	2,558,426,154
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,608,186
Payable for:
Investments purchased	73,305,493
Dividends	4,888,086
Fund shares reacquired	3,713,775
Accrued fees to affiliates	1,064,458
Accrued interest expense	132,781
Accrued trustees’ and officers’ fees and benefits	9,775
Accrued other operating expenses	234,293
Trustee deferred compensation and retirement plans	277,865
Unfunded loan commitments	25,057,547
Total liabilities	114,292,259
Net assets applicable to shares outstanding	$2,444,133,895
Net assets consist of:
Shares of beneficial interest	$5,290,947,422
Distributable earnings (loss)	(2,846,813,527)
$2,444,133,895
Net Assets:
Class A	$1,237,365,007
Class C	$95,994,409
Class R	$45,611,539
Class Y	$935,875,879
Class R5	$10,612
Class R6	$129,276,449
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	198,953,637
Class C	15,427,039
Class R	7,337,291
Class Y	150,706,257
Class R5	1,706
Class R6	20,818,173
Class A:
Net asset value per share	$6.22
Maximum offering price per share (Net asset value of $6.22 ÷ 96.75%)	$6.43
Class C:
Net asset value and offering price per share	$6.22
Class R:
Net asset value and offering price per share	$6.22
Class Y:
Net asset value and offering price per share	$6.21
Class R5:
Net asset value and offering price per share	$6.22
Class R6:
Net asset value and offering price per share	$6.21
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Senior Floating Rate Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$201,609,959
Dividends	1,001,413
Dividends from affiliates	28,022,438
Total investment income	230,633,810
Expenses:
Advisory fees	16,363,409
Administrative services fees	371,108
Custodian fees	213,416
Distribution fees:
Class A	3,288,949
Class C	1,150,783
Class R	234,062
Interest, facilities and maintenance fees	1,480,211
Transfer agent fees — A, C, R and Y	3,130,359
Transfer agent fees — R5	11
Transfer agent fees — R6	41,327
Trustees’ and officers’ fees and benefits	43,797
Registration and filing fees	138,007
Reports to shareholders	149,548
Professional services fees	480,472
Other	32,366
Total expenses	27,117,825
Less: Fees waived and/or expenses reimbursed	(236,889)
Net expenses	26,880,936
Net investment income	203,752,874
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(130,696,325)
Affiliated investment securities	52,250
Foreign currencies	(296,985)
Forward foreign currency contracts	12,456,132
(118,484,928)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	33,107,868
Affiliated investment securities	(31,241,127)
Foreign currencies	345,065
Forward foreign currency contracts	(6,825,934)
(4,614,128)
Net realized and unrealized gain (loss)	(123,099,056)
Net increase in net assets resulting from operations	$80,653,818
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$203,752,874	$233,069,923
Net realized gain (loss)	(118,484,928)	(169,751,177)
Change in net unrealized appreciation (depreciation)	(4,614,128)	116,307,967
Net increase in net assets resulting from operations	80,653,818	179,626,713
Distributions to shareholders from distributable earnings:
Class A	(98,781,934)	(111,447,872)
Class C	(7,713,894)	(10,454,731)
Class R	(3,373,039)	(3,628,795)
Class Y	(79,182,613)	(84,993,402)
Class R5	(1,144)	(1,511)
Class R6	(10,565,605)	(9,307,347)
Total distributions from distributable earnings	(199,618,229)	(219,833,658)
Return of capital:
Class A	—	(12,462,474)
Class C	—	(1,169,083)
Class R	—	(405,784)
Class Y	—	(9,504,247)
Class R5	—	(169)
Class R6	—	(1,040,779)
Total return of capital	—	(24,582,536)
Total distributions	(199,618,229)	(244,416,194)
Share transactions–net:
Class A	(162,475,599)	(46,328,635)
Class C	(32,838,484)	(33,147,230)
Class R	(716,860)	(2,079,166)
Class Y	(138,140,225)	(12,236,278)
Class R5	(7,946)	—
Class R6	7,237,887	16,064,618
Net increase (decrease) in net assets resulting from share transactions	(326,941,227)	(77,726,691)
Net increase (decrease) in net assets	(445,905,638)	(142,516,172)
Net assets:
Beginning of year	2,890,039,533	3,032,555,705
End of year	$2,444,133,895	$2,890,039,533
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Senior Floating Rate Fund

Statement of Cash Flows
For the year ended August 31, 2026
Cash provided by operating activities:
Net increase in net assets resulting from operations	$80,653,818
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,128,780,751)
Proceeds from sales of investments	1,374,630,882
Purchases of short-term investments, net	(40,394,519)
Amortization (accretion) of premiums and discounts, net	(12,669,384)
Net realized loss from investment securities	130,644,075
Net change in unrealized appreciation on investment securities	(1,866,741)
Net change in unrealized depreciation on forward foreign currency contracts and foreign currency	6,817,048
Change in operating assets and liabilities:
Decrease in receivables and other assets	2,527,572
Decrease in accrued expenses and other payables	(171,737)
Net cash provided by operating activities	411,390,263
Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(63,521,341)
Proceeds from shares of beneficial interest sold	427,297,584
Disbursements from shares of beneficial interest reacquired	(888,523,386)
Net cash provided by (used in) financing activities	(524,747,143)
Cash impact from foreign exchange fluctuations:
Net change in appreciation on foreign currency	$8,886
Net decrease in cash and cash equivalents	(113,347,994)
Cash and cash equivalents at beginning of period	179,381,333
Cash and cash equivalents at end of period	$66,033,339
Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$137,108,851
Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,493,505
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$6.50	$0.48	$(0.29)	$0.19	$(0.47)	$—	$(0.47)	$6.22	3.09%	$1,237,365	1.10%	1.11%	1.04%	7.61%	40%
Year ended 08/31/25	6.65	0.52	(0.12)	0.40	(0.49)	(0.06)	(0.55)	6.50	6.22	1,459,271	1.12 (d)	1.12 (d)	1.07	7.96	49
Year ended 08/31/24	6.67	0.58	0.02	0.60	(0.56)	(0.06)	(0.62)	6.65	9.35	1,538,561	1.08	1.10	1.03	8.68	48
Year ended 08/31/23	6.79	0.60	(0.05)	0.55	(0.65)	(0.02)	(0.67)	6.67	8.72	1,558,451	1.06	1.09	1.01	9.04	31
Year ended 08/31/22	7.10	0.35	(0.32)	0.03	(0.34)	—	(0.34)	6.79	0.40	1,639,394	1.04	1.04	1.00	5.05	68
Class C
Year ended 08/31/26	6.51	0.44	(0.30)	0.14	(0.43)	—	(0.43)	6.22	2.16	95,994	1.85	1.86	1.79	6.86	40
Year ended 08/31/25	6.65	0.47	(0.11)	0.36	(0.45)	(0.05)	(0.50)	6.51	5.59	134,062	1.87 (d)	1.87 (d)	1.82	7.21	49
Year ended 08/31/24	6.67	0.53	0.02	0.55	(0.52)	(0.05)	(0.57)	6.65	8.53	170,786	1.83	1.85	1.78	7.93	48
Year ended 08/31/23	6.79	0.55	(0.05)	0.50	(0.60)	(0.02)	(0.62)	6.67	7.91	200,489	1.81	1.84	1.76	8.29	31
Year ended 08/31/22	7.11	0.30	(0.33)	(0.03)	(0.29)	—	(0.29)	6.79	(0.49)	268,127	1.79	1.79	1.75	4.30	68
Class R
Year ended 08/31/26	6.50	0.47	(0.29)	0.18	(0.46)	—	(0.46)	6.22	2.83	45,612	1.35	1.36	1.29	7.36	40
Year ended 08/31/25	6.64	0.50	(0.11)	0.39	(0.48)	(0.05)	(0.53)	6.50	6.12	48,430	1.37 (d)	1.37 (d)	1.32	7.71	49
Year ended 08/31/24	6.66	0.56	0.02	0.58	(0.54)	(0.06)	(0.60)	6.64	9.07	51,616	1.33	1.35	1.28	8.43	48
Year ended 08/31/23	6.79	0.58	(0.05)	0.53	(0.64)	(0.02)	(0.66)	6.66	8.29	53,578	1.31	1.34	1.26	8.79	31
Year ended 08/31/22	7.10	0.34	(0.33)	0.01	(0.32)	—	(0.32)	6.79	0.14	55,615	1.29	1.29	1.25	4.80	68
Class Y
Year ended 08/31/26	6.49	0.50	(0.29)	0.21	(0.49)	—	(0.49)	6.21	3.34	935,876	0.85	0.86	0.79	7.86	40
Year ended 08/31/25	6.63	0.54	(0.12)	0.42	(0.50)	(0.06)	(0.56)	6.49	6.65	1,120,127	0.87 (d)	0.87 (d)	0.82	8.21	49
Year ended 08/31/24	6.66	0.59	0.01	0.60	(0.57)	(0.06)	(0.63)	6.63	9.45	1,156,908	0.83	0.85	0.78	8.93	48
Year ended 08/31/23	6.78	0.61	(0.04)	0.57	(0.66)	(0.03)	(0.69)	6.66	8.99	1,178,319	0.81	0.84	0.76	9.29	31
Year ended 08/31/22	7.09	0.37	(0.33)	0.04	(0.35)	—	(0.35)	6.78	0.63	1,450,652	0.79	0.79	0.75	5.30	68
Class R5
Year ended 08/31/26	6.50	0.51	(0.30)	0.21	(0.49)	—	(0.49)	6.22	3.44	11	0.77	0.80	0.71	7.94	40
Year ended 08/31/25	6.65	0.54	(0.12)	0.42	(0.51)	(0.06)	(0.57)	6.50	6.56	19	0.82 (d)	0.82 (d)	0.77	8.26	49
Year ended 08/31/24	6.67	0.60	0.02	0.62	(0.58)	(0.06)	(0.64)	6.65	9.68	20	0.79	0.79	0.74	8.97	48
Year ended 08/31/23	6.80	0.62	(0.06)	0.56	(0.66)	(0.03)	(0.69)	6.67	8.89	20	0.76	0.76	0.71	9.34	31
Year ended 08/31/22	7.11	0.38	(0.33)	0.05	(0.36)	—	(0.36)	6.80	0.74	12	0.70	0.70	0.66	5.39	68
Class R6
Year ended 08/31/26	6.49	0.50	(0.29)	0.21	(0.49)	—	(0.49)	6.21	3.44	129,276	0.76	0.76	0.70	7.95	40
Year ended 08/31/25	6.63	0.54	(0.11)	0.43	(0.51)	(0.06)	(0.57)	6.49	6.74	128,130	0.78 (d)	0.78 (d)	0.73	8.30	49
Year ended 08/31/24	6.66	0.60	0.01	0.61	(0.58)	(0.06)	(0.64)	6.63	9.55	114,665	0.76	0.76	0.71	9.00	48
Year ended 08/31/23	6.77	0.62	(0.04)	0.58	(0.66)	(0.03)	(0.69)	6.66	9.22	199,550	0.74	0.74	0.69	9.36	31
Year ended 08/31/22	7.08	0.37	(0.32)	0.05	(0.36)	—	(0.36)	6.77	0.72	245,252	0.70	0.70	0.66	5.39	68

(a)	Calculated using average shares outstanding.
(b)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratio includes line of credit expense of 0.05% for the year ended August 31, 2025.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Senior Floating Rate Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek income.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
24
Invesco Senior Floating Rate Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown
25
Invesco Senior Floating Rate Fund

as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
K.
Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.
L.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
O.
Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
P.
Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
R.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the
26
Invesco Senior Floating Rate Fund

syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Next $5 billion	0.580%
Next $10 billion	0.560%
Over $20 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.62%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
Effective January 1, 2026, the Adviser has contractually agreed, through at least December 31, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.03%, 1.78%, 1.28%, 0.78%, 0.73% and 0.69%, respectively, of the Fund’s average daily net assets (the "expense limits"). Prior to January 1, 2026, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R Class Y, Class R5 and Class R6 shares to 1.03%, 1.78%, 1.28%, 0.78%, 0.78% and 0.78%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended August 31, 2026, the Adviser waived advisory fees of $73,910 and reimbursed class level expenses of $71,292, $8,233, $3,349, $73,460, $4 and $6,641 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
27
Invesco Senior Floating Rate Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $52,714 in front-end sales commissions from the sale of Class A shares and $21,306 and $13,475 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP  defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$1,831,425,483	$220,603,525	$2,052,029,008
Common Stocks & Other Equity Interests	2,705,050	53,515,413	146,848,380	203,068,843
U.S. Dollar Denominated Bonds & Notes	—	82,516,883	3,409,860	85,926,743
Non-U.S. Dollar Denominated Bonds & Notes	—	29,928,886	10,975,013	40,903,899
Preferred Stocks	—	—	25,633,924	25,633,924
Asset-Backed Securities	—	9,924,619	—	9,924,619
Money Market Funds	37,799,570	—	—	37,799,570
Total Investments in Securities	40,504,620	2,007,311,284	407,470,702	2,455,286,606
Other Investments - Assets*
Forward Foreign Currency Contracts	—	1,171,246	—	1,171,246
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(5,608,186)	—	(5,608,186)
Total Other Investments	—	(4,436,940)	—	(4,436,940)
Total Investments	$40,504,620	$2,002,874,344	$407,470,702	$2,450,849,666

*	Unrealized appreciation (depreciation).
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2026:
	Value 08/31/25	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/26
Variable Rate Senior Loan Interests	$220,119,577	$93,746,501	$(108,563,613)	$3,569,947	$(22,131,599)	$(1,564,973)	$68,658,195	$(33,230,510)	$220,603,525
Common Stocks & Other Equity Interests	143,354,562	22,767,047	(10,351,404)	—	5,327,410	(19,799,915)	12,956,901	(7,406,221)	146,848,380
Preferred Stocks	25,296,363	576,590	—	—	—	(239,029)	—	—	25,633,924
Non-U.S. Dollar Denominated Bonds & Notes	14,385,725	693,018	(8,764,796)	50,607	(7,400,576)	7,596,617	4,414,418	—	10,975,013
U.S. Dollar Denominated Bonds & Notes	—	—	—	402,007	—	567,462	2,440,391	—	3,409,860
Total	$403,156,227	$117,783,156	$(127,679,813)	$4,022,561	$(24,204,765)	$(13,439,838)	$88,469,905	$(40,636,731)	$407,470,702
*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
28
Invesco Senior Floating Rate Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Fair Value at 08/31/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value
Variable Rate Senior Loan Interests	$ 220,603,525	Comparable Companies	EBITDA Multiple	5.75x	-
		Discounted Cash Flow Model	Discount Rate	7.79% - 23.91%	11.08%
		Third-Party Pricing	Broker Quote	80.00% of Par	-
Common Stocks & Other Equity Interests	146,848,380	Comparable Companies	EBITDA Multiple	3.75x - 5.00x	4.61x
		Discounted Cash Flow Model	Discount Rate	15.50%	-
Preferred Stocks	25,633,924	Comparable Companies	EBITDA Multiple	9.75x	-
Non-U.S. Dollar Denominated Bonds & Notes	10,975,013	Discounted Cash Flow Model	Discount Rate	16.28%	-
U.S. Dollar Denominated Bonds & Notes	3,409,860	Comparable Companies	EBITDA Multiple	9.25x	-
Total	$ 407,470,702
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2026:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$1,171,246
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,171,246
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(5,608,186)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(5,608,186)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2026.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$51,072	$−	$51,072	$—	$—	$51,072
BNP Paribas S.A.	288,184	(1,624,433)	(1,336,249)	—	—	(1,336,249)
Canadian Imperial Bank of Commerce	−	(1,273,306)	(1,273,306)	—	—	(1,273,306)
Morgan Stanley and Co. International PLC	−	(84,582)	(84,582)	—	—	(84,582)
Royal Bank of Canada	400,967	(928,739)	(527,772)	—	—	(527,772)
State Street Bank & Trust Co.	294,713	(1,584,825)	(1,290,112)	—	—	(1,290,112)
Toronto Dominion Bank	92,827	(93,782)	(955)	—	—	(955)
Wells Fargo Bank, N.A.	43,483	(18,519)	24,964	—	—	24,964
Total	$1,171,246	$(5,608,186)	$(4,436,940)	$—	$—	$(4,436,940)
29
Invesco Senior Floating Rate Fund

Effect of Derivative Investments for the year ended August 31, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$12,456,132
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(6,825,934)
Total	$5,630,198
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$678,241,067

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances and Borrowings
Effective February 13, 2026, the Fund has entered into a credit agreement, which enables the Fund to participate with another Invesco Fund in a committed secured borrowing facility that permits borrowings up to $850 million, collectively by certain Invesco Funds, and which will expire on February 12, 2027. Prior to February 13, 2026, the credit agreement permitted borrowings up to $900 million. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2026, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
30
Invesco Senior Floating Rate Fund

NOTE 7—Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2026. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.
Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
A&R Logistics Holdings, Inc. (Quantix)	Revolver Loan	$131,612	$0
A&R Logistics Holdings, Inc. (Quantix)	Revolver Loan	263,224	0
AnaCap (AFE S.A. SICAV-RAIF)	Delayed Draw Term Loan	406,463	(1,654)
Arxis	Delayed Draw Term Loan	168,606	286
Azuria Water Solutions, Inc	Delayed Draw Term Loan	371,941	17
Carrix Holdings LLC	Delayed Draw Term Loan	430,076	271
Citrin Cooperman Advisors LLC	Delayed Draw Term Loan	474,469	(8,387)
CoreWeave	Delayed Draw Term Loan	1,249,489	25,407
CoreWeave Financing DDTL V-V LLC	Delayed Draw Term Loan	1,238,253	43,739
Dresser Utility Solutions	Delayed Draw Term Loan	389,756	1,464
Dwyer Instruments LLC (DwyerOmega)	Delayed Draw Term Loan	757,537	4,036
Eisner Advisory Group LLC	Delayed Draw Term Loan	2,277,445	22,947
Emma Buyer LLC (Emerald Exposition)	Delayed Draw Term Loan	302,647	2,915
GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)	Delayed Draw Term Loan	1,984,442	15,936
Hightower Holding LLC.	Delayed Draw Term Loan	728,873	0
IPS Corp./CP Iris Holdco	Delayed Draw Term Loan	152,993	(3,777)
MB2 Dental Solutions LLC	Revolver Loan	283,397	2,863
McDermott International, Ltd.	First Lien Term Loan	571,603	24,323
McDermott International, Ltd.	LOC	9,751,435	(179,658)
PennAero (Takeoff Buyer, Inc.)	Delayed Draw Term Loan	505,194	1,347
Pinnacle Buyer LLC (Summit Cos.)	Delayed Draw Term Loan	273,655	1,422
Pye-Barker Fire and Safety LLC	Delayed Draw Term Loan	705,348	3,650
Selecta Group B.V.	Revolver Loan	25,081	724
Tank Holding Corp.	Revolver Loan	916,898	(38,769)
US Fertility Enterprises LLC	Delayed Draw Term Loan	267,455	1,365
V Global Holdings LLC	Revolver Loan	429,655	(26,262)
		$25,057,547	$(105,795)
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$199,618,229	$219,833,658
Return of capital	—	24,582,536
Total distributions	$199,618,229	$244,416,194

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed ordinary income	$12,613,474
Net unrealized appreciation (depreciation) — investments	(48,427,189)
Net unrealized appreciation (depreciation) — foreign currencies	(33,913)
Temporary book/tax differences	(245,830)
Capital loss carryforward	(2,810,720,069)
Shares of beneficial interest	5,290,947,422
Total net assets	$2,444,133,895
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, derivative instruments and partnerships.
31
Invesco Senior Floating Rate Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$245,490,988	$2,565,229,081	$2,810,720,069
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $1,038,987,514 and $1,388,438,492, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$162,259,912
Aggregate unrealized (depreciation) of investments	(210,687,101)
Net unrealized appreciation (depreciation) of investments	$(48,427,189)
Cost of investments for tax purposes is $2,499,276,855.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and securities litigation, on August 31, 2026, undistributed net investment income was increased by $15,257,354, undistributed net realized gain (loss) was decreased by $15,257,013 and shares of beneficial interest was decreased by $341. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended August 31, 2026, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.
Selling Participant	Principal Amount	Value
Barclays Bank PLC	$9,673,606	$9,528,502

NOTE 12—Dividends
The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2026.
		Amount Per Share
Share Class	Record Date	Payable September 30, 2026
Class A	Daily	$0.0358
Class C	Daily	$0.0319
Class R	Daily	$0.0345
Class Y	Daily	$0.0370
Class R5	Daily	$0.0375
Class R6	Daily	$0.0375
32
Invesco Senior Floating Rate Fund

NOTE 13—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	12,892,450	$82,030,592	22,528,015	$147,160,307
Class C	2,571,656	16,425,069	4,828,490	31,644,851
Class R	812,660	5,148,684	1,031,233	6,755,240
Class Y	45,557,688	289,745,419	57,138,530	373,026,817
Class R6	5,133,541	32,876,025	5,105,466	33,374,399
Issued as reinvestment of dividends:
Class A	11,350,601	71,964,337	13,665,587	89,435,828
Class C	934,008	5,930,027	1,375,657	9,012,148
Class R	515,294	3,263,327	593,254	3,880,234
Class Y	7,710,109	48,824,779	8,947,500	58,467,386
Class R6	1,126,021	7,126,381	925,078	6,039,697
Automatic conversion of Class C shares to Class A shares:
Class A	3,131,032	19,799,107	5,757,789	37,596,396
Class C	(3,129,765)	(19,799,107)	(5,754,872)	(37,596,396)
Reacquired:
Class A	(52,817,847)	(336,269,635)	(49,037,851)	(320,521,166)
Class C	(5,554,555)	(35,394,473)	(5,525,246)	(36,207,833)
Class R	(1,441,843)	(9,128,871)	(1,943,447)	(12,714,640)
Class Y	(75,082,634)	(476,710,423)	(67,930,593)	(443,730,481)
Class R5	(1,256)	(7,946)	-	-
Class R6	(5,174,718)	(32,764,519)	(3,579,759)	(23,349,478)
Net increase (decrease) in share activity	(51,467,558)	$(326,941,227)	(11,875,169)	$(77,726,691)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33
Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statements of operations and cash flows for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31,2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from transfer agents, portfolio company investee, agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34
Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year. Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the  annual review process. In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board considered that the Fund’s three year
35
Invesco Senior Floating Rate Fund

underperformance was driven by the restructurings of several portfolio companies, as well as the Fund’s credit allocations. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were  reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were each in the fifth quintile and the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses. The independent Trustees reviewed and considered additional information provided by management, including with respect to the Fund’s leveraging of Invesco’s private credit platform and the narrow range of expenses among the Fund’s peers. The independent Trustees requested and received additional information from management regarding the components of the Fund’s other nonmanagement expenses, including expenses related to litigation involving certain Fund holdings and the cost/benefit analysis regarding such litigation.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees for the Fund are negotiated at arm’s length by Invesco
Advisers and are paid by Invesco Advisers out of its advisory fees. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for
36
Invesco Senior Floating Rate Fund

those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
37
Invesco Senior Floating Rate Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	12.41%
Corporate Dividends Received Deduction*	12.41%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	83.88%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
38
Invesco Senior Floating Rate Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
39
Invesco Senior Floating Rate Fund

SEC file number(s):
Invesco Distributors, Inc.
O-SFLR-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Short Duration High Yield Municipal Fund
Nasdaq:
A: ISHAX ■ C: ISHCX ■ Y: ISHYX ■ R5: ISHFX ■ R6: ISHSX

2	Schedule of Investments
23	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Approval of Investment Advisory and Sub-Advisory Contracts
37	Tax Information
38	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2026
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.86%
Alabama–2.70%
Baldwin (County of), AL Industrial Development Authority (Novelis Corp.); Series 2026, RB(a)(b)(c)	4.30%	03/01/2033	$3,000	$2,960,730
Black Belt Energy Gas District (The); Series 2024 A, RB(c)	5.25%	09/01/2032	4,000	4,116,366
Black Belt Energy Gas District (The) (Gas); Series 2022 F, RB(c)	5.50%	12/01/2028	2,500	2,597,250
Black Belt Energy Gas District (The) (No. 6); Series 2021 B, RB(c)(d)	4.00%	09/01/2026	3,000	3,023,640
Energy Southeast A Cooperative District; Series 2024 B, RB(c)	5.25%	06/01/2032	1,500	1,573,166
Fairfield (City of), AL; Series 2012, GO Wts.	6.00%	06/01/2031	2,570	2,312,997
Huntsville-Redstone Village Special Care Facilities Financing Authority;
Series 2007, Ref. RB	6.00%	01/01/2060	5,112	4,472,110
Series 2008, RB(e)	2.00%	01/01/2060	2,305	121,973
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	165	165,137
Mobile (County of), AL (Gomessa); Series 2020, Revenue Wts.(a)	4.00%	11/01/2045	1,335	1,192,295
Southeast Energy Authority, A Cooperative District (No. 2); Series 2021 B, RB(c)	4.00%	12/01/2031	5,390	5,369,810
Southeast Energy Authority, A Cooperative District (No. 3); Series 2022 A-1, RB(c)	5.50%	12/01/2029	5,000	5,280,835
Southeast Energy Authority, a Cooperative District (No. 4); Series 2022 B-1, RB(c)	5.00%	08/01/2028	5,390	5,541,051
Talladega (County of), AL; Series 2002 D, Tax Anticipation Wts. (INS - NATL)(f)	5.25%	01/01/2029	20	20,038
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(a)	5.25%	05/01/2044	3,677	3,711,319
				42,458,717
Arizona–4.32%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2025, RB(a)(c)	4.88%	07/01/2035	1,000	1,023,996
Series 2026, RB(a)	5.25%	07/01/2046	750	735,113
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(a)	4.63%	08/01/2028	425	415,381
Series 2018 A, RB(a)	5.00%	08/01/2033	1,955	1,837,348
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(a)	6.00%	07/01/2047	2,645	2,659,814
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019, RB	3.55%	07/15/2029	300	293,698
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(a)	5.75%	07/01/2036	1,150	1,143,059
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(a)	5.00%	07/01/2039	4,520	4,392,052
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(a)	5.00%	06/01/2031	6,380	6,437,012
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects);
Series 2018 A, RB(a)	5.00%	07/15/2028	645	645,368
Series 2018 A, RB(a)	5.75%	07/15/2048	2,600	2,602,258
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(a)	5.00%	12/15/2039	400	393,961
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(b)(c)	5.00%	09/01/2027	2,000	2,019,225
Glendale (City of), AZ Industrial Development Authority (Midwestern University); Series 2025, RB	5.00%	05/15/2044	1,625	1,687,411
Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(f)	4.38%	08/01/2032	5	5,003
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2048	1,400	1,321,165
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(a)(g)	0.00%	12/15/2034	1,225	698,118
Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(a)	4.80%	07/01/2028	1,565	1,583,205
Maricopa (County of), AZ Industrial Development Authority (Commercial Metals Co.); Series 2022, RB(a)(b)	4.00%	10/15/2047	2,000	1,698,360
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(a)	5.00%	07/01/2039	2,250	2,225,131
Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools); Series 2023, RB(a)	6.00%	07/01/2043	1,885	1,887,171
Phoenix (City of), AZ Industrial Development Authority (Basis Schools) (The); Series 2016 A, Ref. RB(a)	5.00%	07/01/2035	2,675	2,675,114
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of), AZ Industrial Development Authority (The) (Legacy Traditional Schools); Series 2015, Ref. RB(a)	5.00%	07/01/2035	$3,080	$3,080,467
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(a)	5.00%	09/01/2026	50	50,000
Pima (County of), AZ Industrial Development Authority (The) (American Leadership Academy); Series 2015, Ref. RB(a)	5.38%	06/15/2035	3,105	3,094,638
Pima (County of), AZ Industrial Development Authority (The) (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	4,595	4,596,058
Pima (County of), AZ Industrial Development Authority (The) (Career Success Schools); Series 2020, Ref. RB (Acquired 05/22/2020; Cost $1,075,000)(a)(h)	4.75%	05/01/2030	1,075	1,076,853
Pima (County of), AZ Industrial Development Authority (The) (Imagine East Mesa Charter Schools);
Series 2019, RB(a)	5.00%	07/01/2029	195	195,123
Series 2019, RB(a)	5.00%	07/01/2034	400	400,082
Series 2019, RB(a)	5.00%	07/01/2039	500	486,300
Pima (County of), AZ Industrial Development Authority (The) (Riverbend Prep); Series 2010, RB(a)	7.00%	09/01/2037	2,219	2,219,400
Pinal (County of), AZ Industrial Development Authority (Green Bonds); Series 2021 C, RB(a)(b)	5.50%	10/01/2033	4,000	4,204,217
Sierra (City of), AZ Vista Industrial Development Authority (Desert Heights Charter School);
Series 2024, Ref. RB(a)	5.25%	06/01/2034	1,500	1,503,924
Series 2024, Ref. RB(a)	5.88%	06/01/2044	1,500	1,458,541
Sierra Vista (City of), AZ Industrial Development Authority (Wake Preparatory Academy); Series 2025, RB	6.25%	06/15/2045	5,270	5,376,811
Tempe (City of), AZ Industrial Development Authority (Friendship Village);
Series 2025, RB	4.38%	12/01/2036	1,190	1,185,853
Series 2025, RB	5.38%	12/01/2046	500	510,525
				67,817,755
Arkansas–0.83%
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(b)	5.45%	09/01/2052	8,000	8,074,688
Arkansas (State of) Development Finance Authority (United States Steel Co.); Series 2026, RB(a)(b)(c)	4.25%	03/03/2036	5,000	4,924,506
				12,999,194
California–6.15%
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds);
Series 2022 A-1, RB(c)	4.00%	08/01/2028	16,065	16,215,788
Series 2024, RB(c)	5.00%	08/01/2032	5,000	5,084,729
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	95	95,147
California (State of) Housing Finance Agency; Series 2026 A, RB (CEP - Federal Housing Administration)	4.15%	08/01/2043	3,000	2,918,254
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	2,417	2,405,899
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds); Series 2025 B, Ref. RB (Acquired 11/26/2025-05/27/2026; Cost $6,550,000)(a)(b)(c)(h)	12.00%	11/02/2026	7,870	4,997,450
California (State of) Municipal Finance Authority;
Series 2025 A-1, RB	3.44%	02/20/2041	4,929	4,434,859
Series 2026 2, Class A-1, RB	4.50%	03/20/2048	3,000	3,013,901
Series 2026 2, Class A-2, RB	4.50%	03/20/2048	1,000	979,235
California (State of) Municipal Finance Authority (Ascent 613);
Series 2025 A, RB(a)	5.00%	01/01/2038	1,000	1,006,414
Series 2025 A, RB(a)	5.00%	01/01/2040	500	495,504
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(a)	5.00%	06/01/2038	3,370	3,366,937
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB(a)	5.00%	11/01/2036	1,000	1,000,475
Series 2025 A, Ref. RB(a)	5.13%	11/01/2040	1,650	1,667,886
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(a)(b)(h)(i)	7.50%	07/01/2032	4,950	55,688
Series 2020, RB (Acquired 10/06/2020; Cost $955,203)(a)(b)(h)(i)	7.50%	07/01/2032	1,000	11,250
California (State of) Pollution Control Financing Authority (Plant Bonds); Series 2012, RB(a)(b)	5.00%	07/01/2037	2,000	2,001,002
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(a)	6.25%	07/01/2054	$6,100	$6,278,501
California (State of) Public Finance Authority (Sunrise of Long Beach); Series 2025, RB(a)	5.38%	06/01/2035	1,000	1,048,520
California (State of) School Finance Authority (Aspire Public Schools Obligated Group); Series 2016, Ref. RB(a)	5.00%	08/01/2036	2,465	2,424,636
California (State of) School Finance Authority (Partnership to Uplift Communities) (Social Bonds);
Series 2023, Ref. RB(a)	5.00%	08/01/2033	565	559,521
Series 2023, Ref. RB(a)	5.25%	08/01/2038	500	483,157
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2044	2,795	2,795,449
Series 2014, RB	5.50%	12/01/2054	8,988	8,989,339
Series 2016 A, RB(a)	5.00%	12/01/2046	2,500	2,502,530
Series 2016 A, RB(a)	5.25%	12/01/2056	3,000	3,001,495
Series 2018 A, RB(a)	5.50%	12/01/2058	3,000	3,005,596
Palomar Health;
Series 2016, Ref. RB	5.00%	11/01/2030	3,000	3,002,822
Series 2016, Ref. RB	4.00%	11/01/2039	1,250	1,139,423
Pomona Unified School District; Series 2021 F, GO Bonds (INS - BAM)(f)	3.00%	08/01/2048	1,000	746,955
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(f)	5.00%	12/01/2034	5,405	5,413,743
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2048	3,920	3,845,355
West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	1,610	1,613,439
				96,600,899
Colorado–5.29%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,240	2,157,260
Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	525	530,156
Series 2020 A, GO Bonds	5.00%	12/01/2040	515	516,397
Canyon Pines Metropolitan District; Series 2024, GO Bonds(a)	8.25%	12/01/2053	5,000	4,986,520
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,116,050
Colliers Hill Metropolitan District No. 2; Series 2022 B-2, GO Bonds	7.63%	12/15/2042	2,000	2,004,430
Colorado (State of) Educational & Cultural Facilities Authority (Ascent Classical Academy); Series 2024, Ref. RB(a)	5.25%	04/01/2039	2,500	2,466,158
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2035	4,035	3,725,200
Series 2021 A, RB	5.00%	05/15/2044	1,170	930,541
Series 2021 B, RB	2.63%	05/15/2029	370	362,552
Colorado (State of) Health Facilities Authority (Intermountain Healthcare); Series 2022 E, VRD RB(j)	2.35%	05/15/2062	2,000	2,000,000
Colorado State University Research Foundation; Series 2025 A, RB(a)	5.25%	03/01/2045	4,000	4,006,230
Copperleaf Metropolitan District No. 6; Series 2022 B, GO Bonds	6.00%	12/15/2041	1,225	1,231,100
Dawson Trails Metropolitan District No. 1; Series 2026, Ref. GO Bonds(g)	0.00%	12/01/2033	8,500	5,134,309
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(b)	5.00%	10/01/2032	1,000	1,000,832
Denver (City & County of), CO Health & Hospital Authority; Series 2025 A, RB	5.00%	12/01/2045	500	495,056
Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	2,673	2,672,905
Dominion Water & Sanitation District;
Series 2022, Ref. RB	5.00%	12/01/2027	1,166	1,171,880
Series 2022, Ref. RB	5.25%	12/01/2032	3,415	3,495,897
Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	600,115
Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(a)	4.88%	12/01/2028	335	335,543
Hess Ranch Metropolitan District No. 5;
Series 2024 A-1, RB	6.00%	12/01/2043	462	474,075
Series 2024 A-2, RB	6.50%	12/01/2043	294	301,978
Jefferson Center Metropolitan District No. 2; Series 2026 A, Ref. RB(a)	5.75%	12/01/2046	4,500	4,433,042
Midtown Metropoltan District;
Series 2022 A-1, Ref. GO Bonds	6.75%	12/01/2033	1,000	999,966
Series 2022 A-1, Ref. GO Bonds	6.75%	12/01/2051	1,000	1,040,370
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Morgan Hill Metropolitan District No. 3;
Series 2021 A, GO Bonds	3.00%	12/01/2031	$980	$909,511
Series 2021 A, GO Bonds	3.50%	12/01/2041	2,940	2,444,439
Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	5,787	5,948,679
Parker Automotive Metropolitan District; Series 2023 B, Ref. GO Bonds	8.25%	12/15/2037	2,225	2,176,511
Parterre Metropolitan District No. 5; Series 2025 A, GO Bonds	5.13%	12/01/2035	885	926,658
Peak Metropolitan District No. 1; Series 2021 A, GO Bonds(a)	5.00%	12/01/2041	1,670	1,538,447
Plaza Metropolitan District No. 1; Series 2013, Ref. RB(a)	5.00%	12/01/2040	1,465	1,464,901
Prairie Center Metropolitan District No. 7; Series 2021, GO Bonds	6.38%	06/15/2046	1,330	1,329,736
Redtail Ridge Metropolitan District; Series 2025, GO Bonds(g)	0.00%	12/01/2032	4,000	2,618,856
Riverpark Metropolitan District (County of Arapahoe); Series 2024, GO Bonds	6.00%	12/01/2042	1,900	1,935,011
Riverwalk Metropolitan District No. 2; Series 2022 A, RB	4.50%	12/01/2032	4,000	3,780,123
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(a)	5.00%	12/01/2031	3,445	3,457,436
Series 2021 A, GO Bonds(a)	5.00%	12/01/2041	2,000	1,940,971
Sterling Ranch Community Authority Board;
Series 2024 A, Ref. RB	6.13%	12/01/2039	550	566,353
Series 2024, RB	5.63%	12/01/2043	343	351,503
Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGI)(f)	3.25%	12/15/2050	469	412,475
Verve Metropolitan District No. 1; Series 2023, GO Bonds	5.75%	12/01/2033	2,895	2,928,120
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(a)	5.70%	12/01/2051	166	153,929
				83,072,221
Connecticut–1.14%
Aquarion Water Authority; Series 2026 C, RB(g)	0.00%	08/01/2047	3,120	1,096,456
Connecticut (State of) (Transportation Infrastructure); Series 2025, Ref. RB	5.00%	07/01/2045	10,000	10,579,838
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016, RB(a)	5.00%	09/01/2053	3,460	3,230,910
Connecticut (State of) Health & Educational Facilities Authority (Fairview Issue); Series 2026 A, Ref. RB	5.88%	12/15/2046	3,000	3,007,993
				17,915,197
Delaware–0.06%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(a)	5.00%	07/01/2028	941	956,623
District of Columbia–1.43%
District of Columbia; Series 2026 C, VRD GO Bonds(j)	1.91%	06/01/2051	5,400	5,400,000
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	255	256,343
Series 2017 A, RB	5.00%	07/01/2032	1,000	1,008,951
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2035	1,285	1,270,143
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	14,045	14,508,878
				22,444,315
Florida–9.40%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 12/04/2020; Cost $57,423)(h)(i)	5.63%	11/15/2029	58	861
Series 2014, RB (Acquired 06/04/2020; Cost $267,154)(h)(i)	6.00%	11/15/2029	310	4,653
Series 2014, RB (Acquired 01/17/2020; Cost $438,044)(h)(i)	6.00%	11/15/2034	465	6,979
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs); Series 2022 A, Ref. RB(a)	5.00%	11/15/2061	965	803,465
Ave Maria Stewardship Community District (Phase 5); Series 2025, RB	5.30%	05/01/2045	1,215	1,191,462
Babcock Ranch Community Independent Special District; Series 2024, RB(a)	5.00%	05/01/2044	500	494,396
Broward (County of), FL; Series 2015 A, RB(b)	5.00%	10/01/2045	10,000	10,008,034
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(a)	6.13%	06/15/2044	150	153,814
Capital Projects Finance Authority (Millenia Orlando);
Series 2025 A, RB(a)	6.00%	01/01/2035	2,250	2,360,478
Series 2025 A, RB(a)	6.38%	01/01/2040	4,310	4,532,582
Capital Projects Finance Authority (Navigator Academy of Leadership Obligated Group); Series 2024, Ref. RB(a)	5.00%	06/15/2044	1,760	1,671,471
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019, RB	5.00%	12/15/2029	$1,330	$1,330,606
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(a)	5.38%	08/01/2032	1,000	975,944
Capital Trust Agency, Inc. (Green Bonds); Series 2021, RB(a)	4.00%	06/15/2031	590	581,358
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(a)	5.00%	06/01/2041	465	431,088
Series 2021, RB(a)	3.25%	06/01/2031	190	177,878
Series 2021, RB(a)	5.00%	06/01/2041	1,615	1,498,739
Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(a)	4.00%	12/01/2028	4,815	4,815,399
Capital Trust Authority (Academir Charter Schools, Inc.);
Series 2024, Ref. RB(a)	5.00%	06/01/2044	2,000	1,850,749
Series 2025, RB(a)	5.63%	07/01/2040	1,785	1,786,940
Capital Trust Authority (Central Florida Preparatory School Project); Series 2024, RB(a)	6.25%	06/15/2040	3,000	3,023,346
Capital Trust Authority (Classical Academy of Sarasota (The));
Series 2024, RB(a)	5.00%	07/01/2039	1,475	1,423,931
Series 2024, RB(a)	5.00%	07/01/2044	1,140	1,054,071
Capital Trust Authority (Florida Institute of Technology); Series 2025, RB(a)	4.75%	07/01/2040	1,250	1,200,126
Capital Trust Authority (Imagine School At West Pasco Project); Series 2023, RB(a)	6.25%	12/15/2043	2,135	1,947,203
Capital Trust Authority (KIPP Miami N Campus); Series 2024 A, RB(a)	5.63%	06/15/2044	410	417,057
Capital Trust Authority (Plato Academy Schools); Series 2024, RB	5.00%	12/15/2044	3,000	2,834,762
Capital Trust Authority (St.Johns Classical Academy, Inc.); Series 2025, Ref. RB(a)	4.75%	06/15/2040	1,315	1,229,978
Capital Trust Authority (The Marie Selby Botanical Garden); Series 2026, RB(a)	4.50%	06/15/2033	450	450,016
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(a)(b)	5.00%	10/01/2029	850	861,379
Series 2025, RB(b)	5.88%	10/01/2045	1,640	1,683,613
Creekview Community Development District (Phase 2); Series 2024, RB	5.38%	05/01/2044	1,910	1,877,495
Cypress Reserve Community Development District; Series 2025, RB(a)	5.60%	05/01/2045	1,625	1,618,121
Escambia (County of), FL Health Facilities Authority (Baptist Health Care Corp. Obligated Group); Series 2020, Ref. RB	4.00%	08/15/2050	2,100	1,722,406
Florida (State of) Municipal Loan Council (Shingle Creek Transit & Utility Community Development District); Series 2024, RB(b)	5.15%	05/01/2044	405	407,356
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion);
Series 2024, Ref. RB (Acquired 04/26/2024-03/04/2025; Cost $3,255,103)(a)(b)(c)(h)(i)	12.00%	07/15/2028	3,250	910,000
Series 2024, Ref. RB (Acquired 01/08/2025-07/14/2025; Cost $5,173,642)(b)(h)	5.00%	07/01/2035	5,505	4,046,175
Florida Development Finance Corp. (Brightline Florida Passenger Rail); Series 2024, RB (Acquired 12/20/2024; Cost $1,960,000)(a)(b)(c)(h)(i)	10.00%	07/15/2028	2,000	560,000
Florida Development Finance Corp. (Brightline West Passenger Rail); Series 2025, RB (Acquired 08/12/2025; Cost $6,000,000)(a)(b)(c)(h)(i)	12.00%	09/06/2026	6,000	3,900,000
Florida Development Finance Corp. (Florida Charter Educational Foundation, Inc.); Series 2016, RB(a)	6.25%	06/15/2036	5,000	5,004,115
Florida Development Finance Corp. (GFL Solid Waste Southeast LLC); Series 2024, RB(a)(b)(c)	4.38%	10/01/2031	7,020	7,012,729
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(a)	5.25%	06/15/2029	1,000	1,001,495
Florida Development Finance Corp. (Mater Academy); Series 2020 A, RB	5.00%	06/15/2050	1,600	1,498,703
Florida Development Finance Corp. (Parrish Charter Academy, Inc.); Series 2023, RB(a)(c)	6.25%	06/15/2028	3,000	2,994,577
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2020, Ref. RB(a)	5.00%	09/15/2040	1,045	1,004,137
Florida Insurance Assistance Interlocal Agency Inc; Series 2023 A-1, RB	5.00%	09/01/2027	3,255	3,255,000
Florida Local Government Finance Commission; Series 2025, RB(a)	11.00%	12/22/2030	425	456,898
Florida Local Government Finance Commission (BridgePrep Academy); Series 2025 A, RB(a)	5.50%	06/15/2040	2,000	2,019,868
Gas Worx Community Development District; Series 2025, RB(a)	5.75%	05/01/2045	1,000	1,012,255
Greater Orlando Aviation Authority; Series 2025, RB(b)	5.50%	11/01/2036	2,000	2,130,628
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System); Series 2024, Ref. VRD RB(j)	3.00%	11/15/2054	10,000	10,000,000
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.50%	08/15/2030	2,365	2,461,730
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(a)	5.00%	07/15/2028	175	176,093
Series 2018 A, RB(a)	5.38%	07/15/2038	1,300	1,257,745
Lakes of Sarasota Community Development District; Series 2024 B, RB	5.25%	05/01/2034	1,725	1,746,915
Lakewood Ranch Stewardship District (Palm Grove); Series 2024, RB	4.50%	05/01/2031	475	484,545
Lee (County of), FL; Series 2026 A-1, RB(b)	5.25%	10/01/2042	4,000	4,198,905
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lee (County of), FL Industrial Development Authority (Cypress Cove at HealthPark Florida, Inc.); Series 2026, Ref. RB(a)	5.25%	10/01/2044	$2,000	$1,972,127
Lee (County of), FL Industrial Development Authority (Shell Point Obligated Group); Series 2024 B-3, RB	4.13%	11/15/2029	1,500	1,502,043
Lee (County of), FL Industrial Development Authority (Shell Point/Waterside Health); Series 2019, RB	5.00%	11/15/2039	1,850	1,879,014
Lowery Hills Community Development District (Assessment Area One); Series 2025, RB(a)	5.63%	05/01/2045	725	717,409
Madeira Community Development District (Assessment Area No.2 ); Series 2025, RB	4.70%	05/01/2035	820	823,039
New Port Corners Community Development District; Series 2025, RB(a)	5.20%	06/15/2045	500	490,465
Northridge Community Development District; Series 2025, RB(a)	5.75%	05/01/2045	1,705	1,725,894
Okaloosa (County of), FL (Air Force Enlisted Village); Series 2025, RB(a)	4.38%	05/15/2035	640	641,281
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2016 A, Ref. RB(c)(d)	5.00%	10/01/2026	3,480	3,486,196
Palm Beach (County of), FL; Series 2025, RB(a)	5.50%	10/01/2045	5,500	5,647,228
Parrish Lakes Community Development District; Series 2024, RB	5.50%	05/01/2044	735	734,413
Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	900	901,817
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	1,768,466
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	2,500	2,372,748
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB (Acquired 10/23/2020; Cost $2,855,000)(a)(b)(h)(i)	5.88%	01/01/2033	2,855	571,000
Ranches at Lake Mcleod Community Development District (Assessment Area Two); Series 2025, RB	5.45%	06/15/2045	600	607,401
Rivers Edge III Community Development District; Series 2025, RB	5.75%	05/01/2045	450	458,995
V-Dana Community Development District (Assessment Area Two - 2025 Project Area);
Series 2025, RB	5.38%	05/01/2045	815	815,428
Series 2025, RB	5.55%	05/01/2055	1,170	1,152,700
Venice (City of), FL (Village on the Isle); Series 2024, RB(a)	4.25%	01/01/2030	900	900,097
West Villages Improvement District (Develepmont Unit No. 10); Series 2024, RB	5.38%	05/01/2044	500	500,851
Wildwood (City of), FL Village Community Development Disctrict No. 15;
Series 2024, RB(a)	4.20%	05/01/2039	1,980	1,896,891
Series 2024, RB(a)	4.55%	05/01/2044	990	944,067
Wildwood (City of), FL Village Community Development Disctrict No. 16; Series 2025, RB	4.88%	05/01/2045	700	688,064
Wildwood (City of), FL Village Community Development District No. 16; Series 2025, RB	4.50%	05/01/2040	1,000	967,672
				147,725,575
Georgia–1.95%
Atlanta Development Authority (The) (Westside Gulch Area); Series 2024 A, RB(a)	5.00%	04/01/2034	1,750	1,776,763
Cobb (County of), GA Development Authority (The) (Northwest Classical Academy); Series 2023, RB(a)	5.20%	06/15/2033	1,000	1,016,123
Conyers (City of), GA (Salem Gate); Series 2024, RB	5.38%	03/01/2036	2,820	2,821,571
DeKalb (County of), GA Development Authority (The Globe Academy, Inc.);
Series 2024 A, RB	5.00%	06/01/2040	400	396,509
Series 2024 A, RB	5.00%	06/01/2045	415	398,832
Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,200	1,202,027
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(a)	5.00%	06/15/2027	85	85,477
Main Street Energy, Inc. (Energy); Series 2026 C, Ref. RB	5.00%	09/01/2036	4,000	4,145,788
Main Street Natural Gas, Inc.;
Series 2022 C, RB(a)(c)	4.00%	11/01/2027	8,120	8,110,612
Series 2023 B, RB(c)	5.00%	03/01/2030	2,000	2,086,108
Series 2024 C, RB(c)	5.00%	12/01/2031	2,000	2,088,470
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	5.75%	12/01/2028	1,425	1,435,041
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB(a)(b)	4.00%	01/01/2038	3,000	2,861,578
Savannah Georgia Convention Center Authority;
Series 2025, RB (INS - AGI)(f)	5.25%	06/01/2041	600	640,321
Series 2025, RB (INS - AGI)(f)	5.25%	06/01/2043	700	741,346
Series 2025, RB (INS - AGI)(f)	5.50%	06/01/2045	750	802,029
				30,608,595
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–0.17%
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	$2,750	$2,670,461
Idaho–0.34%
Avimor Community Infrastructure District No. 1 (Assessment Area Five); Series 2024, RB(a)	5.88%	09/01/2053	1,143	1,157,470
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2015 D, Ref. RB	5.50%	12/01/2027	1,750	1,760,046
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	430	427,783
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(a)	4.63%	07/01/2029	85	85,416
Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(a)	4.00%	05/01/2042	2,280	1,839,340
Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(b)	6.45%	08/01/2032	130	130,447
				5,400,502
Illinois–3.61%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	395	397,924
Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(a)	4.00%	12/01/2028	805	795,260
Bradley (Village of), IL (Bradley Commons); Series 2018 A, Ref. RB	5.00%	01/01/2027	530	531,987
Chicago (City of), IL; Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,005,076
Chicago (City of), IL (O’Hare International Airport);
Series 2024 C, Ref. RB(b)	5.25%	01/01/2043	1,700	1,763,260
Series 2026 A, RB	5.00%	01/01/2045	1,000	1,033,807
Chicago (City of), IL Board of Education;
Series 2012 A, GO Bonds (INS - BAM)(f)	5.00%	12/01/2042	1,475	1,478,550
Series 2025 B, Ref. GO Bonds	5.00%	12/01/2040	2,500	2,352,048
Series 2025 C, Ref. GO Bonds	5.50%	12/01/2045	2,000	1,944,398
Chicago (City of), IL Midway International Airport; Series 2025 B, Ref. RB	5.00%	01/01/2042	2,000	2,086,134
Cook (County of), IL School District No. 102 (La Grange); Series 2025, GO Bonds (INS - BAM)(f)	5.00%	12/15/2044	1,375	1,402,958
Evanston (City of), IL (Roycemore School);
Series 2021, RB(a)	4.00%	04/01/2032	245	147,000
Series 2021, RB(a)	4.38%	04/01/2041	930	558,000
Hillside (Village of), IL (Mannheim Redevelopment); Series 2018, Ref. RB	5.00%	01/01/2030	1,510	1,513,607
Illinois (State of);
Series 2016, Ref. GO Bonds	5.00%	02/01/2029	2,685	2,708,266
Series 2025 E, GO Bonds (INS - BAM)(f)	5.00%	09/01/2045	2,500	2,557,972
Illinois (State of) Finance Authority;
Series 2019, Ref. RB	5.00%	09/01/2038	1,000	940,370
Series 2019, Ref. RB	4.00%	09/01/2039	1,000	836,367
Series 2025, Ref. RB(a)	5.88%	09/01/2046	1,500	1,451,815
Illinois (State of) Finance Authority (Lutheran Life Community); Series 2026, RB	6.50%	03/01/2055	4,167	3,775,592
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,064	800,492
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2009, VRD RB (LOC - PNC Bank, N.A.)(j)(k)	2.30%	08/01/2043	8,000	8,000,000
Illinois (State of) Medical District Commission; Series 2002, COP (INS - NATL)(f)	5.25%	06/01/2032	140	140,163
Illinois (State of) Toll Highway Authority; Series 2016 B, RB	5.00%	01/01/2041	2,375	2,376,544
Indiana (State of) Finance Authority (Institute of Technology); Series 2019, Ref. RB	5.00%	09/01/2040	885	819,575
Marion (City of), IL (Star Bond District Project Area No. 1); Series 2025, RB	6.38%	06/01/2045	7,730	7,747,102
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	520	520,036
Tender Option Bond Trust Receipts/Certificates; Series 2026, VRD RB(a)(j)	2.28%	12/15/2049	7,080	7,080,000
				56,764,303
Indiana–1.68%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	135	133,570
Indiana (State of) Finance Authority;
Series 2025, RB	5.25%	07/01/2040	1,895	1,873,528
Series 2025, Ref. RB	5.00%	11/15/2043	12,950	13,438,631
Indiana (State of) Finance Authority (Good Samaritan Hospital);
Series 2016 A, RB	5.00%	04/01/2037	200	200,003
Series 2016 A, RB	5.50%	04/01/2046	5,785	5,784,954
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(a)	5.50%	07/01/2028	290	290,105
Indiana (State of) Finance Authority (Marian University); Series 2026, RB	5.00%	09/15/2046	1,000	962,469
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2037	1,865	1,886,009
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Mishawaka (City of), IN (Silver Birch of Mishawaka); Series 2017, RB(a)	5.10%	01/01/2032	$810	$789,505
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(b)(c)	4.40%	06/10/2031	1,000	1,022,708
				26,381,482
Iowa–1.49%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	600	366,309
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	450	445,396
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	4,500	4,504,254
Iowa (State of) Finance Authority (Green Bonds); Series 2025, RB	4.50%	10/01/2035	750	748,290
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(c)(d)	5.00%	12/01/2032	5,410	6,006,289
Iowa (State of) Finance Authority (Union at the Marina); Series 2024 A-1, RB(a)	6.00%	11/01/2027	1,345	1,352,742
PEFA Inc. (Gas); Series 2019, RB(c)(d)	5.00%	09/01/2026	10,000	10,000,000
				23,423,280
Kansas–1.12%
Garden (City of), KS (Sports of the World Star Bond – Phase II); Series 2025, RB(a)	5.38%	06/01/2039	4,500	4,455,105
Wichita (City of), KS (Greenwich Star Bond Project); Series 2026, RB(a)	4.13%	09/01/2033	1,230	1,221,884
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2047	160	143,943
Series 2019, Ref. RB	5.00%	05/15/2027	1,165	1,172,730
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,304,897
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	2,974,872
Series 2024 VIII, Ref. RB	5.25%	05/15/2039	2,000	2,016,551
Series 2024 VIII, Ref. RB	5.75%	05/15/2045	3,000	3,056,127
Wyandotte County-Kansas City Unified Government; Series 2026, RB(a)	4.75%	03/01/2041	1,250	1,195,892
				17,542,001
Kentucky–1.55%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	6,000	6,004,079
Series 2016, Ref. RB	5.50%	02/01/2044	2,170	2,170,128
Henderson (City of), KY (Pratt Paper LLC); Series 2022, RB(a)(b)	4.45%	01/01/2042	3,500	3,394,403
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	2,510	2,448,195
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities, Inc.); Series 2021, Ref. RB	4.75%	07/01/2040	3,985	3,591,694
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2030	1,000	1,001,285
Kentucky (Commonwealth of) Public Energy Authority; Series 2023 A-1, Ref. RB(c)	5.25%	02/01/2032	3,045	3,185,331
Kentucky Bond Development Corp. (Collegiate Housing Foundation-Bowling Green Llc – Western Kentucky University Project); Series 2026, RB (INS - AGI)(f)	5.00%	07/01/2046	2,500	2,537,440
				24,332,555
Louisiana–1.04%
Juban Crossing Community Development District; Series 2024 B, RB	6.25%	06/01/2034	1,000	1,031,612
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2026, Ref. RB	4.63%	11/15/2036	1,000	993,016
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Christwood);
Series 2024, Ref. RB(a)	4.25%	11/15/2030	940	943,226
Series 2024, Ref. RB(a)	5.00%	11/15/2037	1,900	1,934,710
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(a)	5.38%	11/01/2038	2,695	2,735,353
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(a)	4.63%	11/01/2038	1,275	1,261,797
Louisiana (State of) Public Facilities Authority (Waste Pro USA, Inc.); Series 2025, RB(a)(b)(c)	4.38%	10/02/2028	5,000	5,007,402
Plaquemines Port Harbor & Terminal District (NOLA Terminal LLC); Series 2024 A, RB (Acquired 06/04/2024; Cost $4,890,667)(a)(h)	9.00%	12/01/2044	5,000	2,500,000
				16,407,116
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–0.21%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	$2,160	$2,160,000
Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,113,135
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(a)	5.00%	07/01/2027	95	95,717
				3,368,852
Massachusetts–2.03%
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	4.00%	10/01/2026	55	55,006
Series 2018, Ref. RB	4.00%	10/01/2027	150	150,020
Series 2018, Ref. RB	4.25%	10/01/2028	320	320,072
Series 2018, Ref. RB	4.38%	10/01/2029	385	385,088
Series 2018, Ref. RB	4.50%	10/01/2030	690	690,159
Massachusetts (Commonwealth of) Development Finance Agency; Series 2025, RB	5.00%	07/01/2040	4,000	4,121,768
Massachusetts (Commonwealth of) Development Finance Agency (Berklee College of Music); Series 2016, Ref. RB(c)(d)	5.00%	10/01/2026	4,500	4,508,587
Massachusetts (Commonwealth of) Development Finance Agency (Brown University); Series 2025, RB	5.25%	08/15/2041	5,475	5,721,894
Massachusetts (Commonwealth of) Development Finance Agency (CHF Wentworth, Inc.); Series 2026, RB(a)	5.00%	07/01/2046	1,900	1,863,826
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College);
Series 2016 A, RB	5.00%	01/01/2047	6,010	5,769,953
Series 2025, Ref. RB	5.25%	01/01/2040	1,070	1,108,655
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2047	4,000	3,953,729
Massachusetts (Commonwealth of) Development Finance Agency (Western New England University); Series 2018, Ref. RB	5.00%	09/01/2043	3,445	3,211,620
				31,860,377
Michigan–1.77%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2034	1,600	1,621,859
Ivywood Classical Academy; Series 2023, RB	5.00%	01/01/2034	1,830	1,855,052
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(a)	5.00%	08/15/2041	2,465	2,319,896
MBS International Airport Revenue;
Series 2025, RB(b)	5.75%	06/01/2040	1,000	1,017,207
Series 2025, RB(b)	6.00%	06/01/2045	1,010	1,020,808
Michigan (State of) Finance Authority (Henry Ford Health System) (Green Bonds); Series 2024, RB	5.25%	02/29/2040	1,000	1,063,650
Michigan (State of) Finance Authority (Huron Academy); Series 2024, Ref. RB	4.50%	10/01/2034	2,130	2,104,513
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	4.25%	12/01/2039	2,050	1,756,709
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2019 A, Ref. RB	4.00%	12/01/2049	1,145	978,095
Michigan (State of) Strategic Fund (Bedrock Detroit-Transformation); Series 2026, RB(a)	4.63%	10/01/2041	1,650	1,634,242
Michigan (State of) Strategic Fund (Draw Down-Berq Renewable);
Series 2024, RB(b)	8.13%	01/01/2030	2,235	2,242,555
Series 2024, RB(a)(b)	8.38%	01/01/2035	1,000	1,002,211
Series 2024, RB(a)(b)	8.50%	01/01/2045	500	491,634
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	2,820	2,247,265
Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(a)	5.00%	08/15/2041	850	800,786
Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(b)(c)	4.00%	10/01/2026	5,610	5,609,920
Waterford Township Economic Development Corp.; Series 2016 A, RB(g)	0.00%	07/01/2027	980	19,600
				27,786,002
Minnesota–2.66%
Bethel (City of), MN (Ecumen Obligated Group);
Series 2024, Ref. RB	5.25%	03/01/2034	750	762,565
Series 2024, Ref. RB	6.13%	03/01/2044	1,500	1,516,072
Brainerd (City of), MN; Series 2025, RB	5.50%	05/01/2045	4,700	4,741,663
Brooklyn Park (City of), MN (Prairie Seeds Academy); Series 2024, Ref. RB	5.00%	06/15/2044	2,835	2,676,968
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Carlton (City of), MN;
Series 2025, Ref. RB	5.25%	09/01/2035	$1,030	$1,032,490
Series 2025, Ref. RB	6.38%	09/01/2045	2,445	2,500,921
Chisago (City of), MN (CDL Homes LLC); Series 2013 B, RB	6.00%	08/01/2043	1,000	1,000,047
Coon Rapids (City of), MN (Athlos Leadership Academy); Series 2025, Ref. RB	6.50%	06/15/2047	2,000	2,047,086
Dakota (County of), MN Community Development Agency (Quill); Series 2021, RB(a)	3.55%	04/01/2039	5,000	4,103,166
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	525	518,490
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,055	1,009,400
Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	970,799
Lakes Area Economic Development Authority; Series 2026, RB	5.50%	11/01/2046	1,250	1,249,958
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(a)	5.50%	07/01/2027	180	179,647
Series 2017 A, RB(a)	6.00%	07/01/2032	1,080	1,079,294
Minnesota (State of) Health & Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,250	1,235,821
Oakdale (City of), MN; Series 2025, Ref. RB	5.50%	12/01/2045	3,000	3,001,763
Ramsey (City of), MN (Pact Charter School); Series 2022 A, Ref. RB	5.00%	06/01/2032	2,000	2,007,900
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	5,000	5,002,786
Shakopee (City of), MN; Series 2025, Ref. RB	5.13%	11/01/2040	1,800	1,801,548
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,927,397)(a)(c)(h)(i)	6.00%	07/01/2027	1,927	48,185
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(a)	5.25%	07/01/2033	140	140,657
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy); Series 2023, Ref. RB	4.25%	12/01/2032	970	984,479
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	215	215,000
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong Prep Academy); Series 2020, Ref. RB	5.00%	09/01/2040	1,500	1,482,571
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	239,151
Series 2018, Ref. RB	4.13%	10/01/2033	250	236,004
				41,784,431
Mississippi–0.17%
Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(a)	3.63%	11/01/2036	2,820	2,661,005
Missouri–1.08%
Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(b)	5.30%	05/15/2028	30	30,072
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(a)	4.50%	12/01/2029	30	30,018
Joplin Industrial Development Authority; Series 2026, RB	5.38%	05/01/2046	1,250	1,259,567
Kansas City (City of), MO Industrial Development Authority (Historic Northeast Redevelopment Plan); Series 2024, RB(a)	5.00%	06/01/2046	2,500	2,478,892
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(a)	5.00%	04/01/2036	2,000	2,000,714
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2037	2,955	2,963,491
Series 2017 A, Ref. RB	5.25%	05/15/2042	750	743,610
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	1,975	1,815,394
Missouri (State of) Health & Educational Facilities Authority (Missouri Baptist University); Series 2025, Ref. RB(a)	6.00%	10/01/2045	3,000	3,009,904
St Louis County Industrial Development Authority; Series 2017, Ref. RB	5.00%	09/01/2037	1,195	1,202,403
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.00%	09/01/2038	1,500	1,514,404
				17,048,469
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–0.20%
Las Vegas (City of), NV Special Improvement District No. 613; Series 2024, RB	5.00%	12/01/2039	$395	$400,235
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB	5.00%	07/15/2037	1,200	1,179,791
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1); Series 2022, RB(a)	5.50%	06/01/2037	730	756,252
Reno (City of), NV; Series 2025, RB(a)	5.00%	06/01/2041	825	835,520
				3,171,798
New Hampshire–2.38%
New Hampshire (State of) Business Finance Authority; Series 2025 B-1, RB	5.15%	09/28/2037	2,000	1,946,113
New Hampshire (State of) Business Finance Authority (Cabs-Marion Oaks); Series 2026, RB(a)(g)	0.00%	12/15/2041	4,000	1,268,265
New Hampshire (State of) Business Finance Authority (Canyon Ranch); Series 2025, RB(a)(g)	0.00%	12/01/2035	7,700	4,062,828
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(c)	3.63%	07/02/2040	3,455	2,706,505
New Hampshire (State of) Business Finance Authority (Good Land); Series 2026, RB(g)	0.00%	12/15/2039	2,000	836,568
New Hampshire (State of) Business Finance Authority (Grace Christian School); Series 2025, RB	5.13%	08/01/2040	1,500	1,444,641
New Hampshire (State of) Business Finance Authority (Historymaker Empire); Series 2026, RB(a)	7.50%	02/01/2035	2,000	1,952,156
New Hampshire (State of) Business Finance Authority (LGI Homes); Series 2026, RB(g)	0.00%	12/15/2041	2,550	949,686
New Hampshire (State of) Business Finance Authority (Megatel); Series 2025, RB(a)(g)	0.00%	12/15/2033	5,000	2,965,115
New Hampshire (State of) Business Finance Authority (Social Bonds);
Series 2022-1A, RB	4.38%	09/20/2036	1,510	1,510,490
Series 2022-2A, RB	4.00%	10/20/2036	3,783	3,674,353
New Hampshire (State of) Business Finance Authority (Social Certificates); Series 2024-1A, RB	4.25%	07/20/2041	2,891	2,808,103
New Hampshire (State of) Business Finance Authority (The Attwater); Series 2024, RB(a)(g)	0.00%	04/01/2032	3,000	2,107,677
New Hampshire (State of) Business Finance Authority (The Woodlands Hills Utility); Series 2026, RB(a)	5.88%	12/15/2036	3,500	3,502,712
New Hampshire (State of) Business Finance Authority (Thomas Ranch); Series 2024, RB(a)(g)	0.00%	12/01/2034	7,500	4,340,332
New Hampshire (State of) Business Finance Authority (University Hospitals Home Care Services, Inc.);
Series 2024, RB(a)	5.63%	12/15/2033	705	714,755
Series 2024, RB(a)	6.25%	12/15/2038	615	621,618
				37,411,917
New Jersey–0.23%
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(a)	5.13%	11/01/2029	165	166,287
New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(a)	5.00%	07/01/2027	100	100,331
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(a)	4.75%	10/01/2028	385	384,078
New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,075	1,032,757
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(a)	4.25%	09/01/2027	45	45,109
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(g)	0.00%	12/15/2028	715	666,512
Series 2009 A, RB(g)	0.00%	12/15/2032	1,465	1,174,026
				3,569,100
New Mexico–0.08%
Winrock Town Center Tax Increment Development District No. 1; Series 2022, Ref. RB(a)	4.00%	05/01/2033	1,250	1,215,922
New York–5.96%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $220,094)(a)(h)(i)	5.00%	10/01/2028	213	2,875
Series 2018, Ref. RB (Acquired 08/16/2018; Cost $1,403,843)(a)(h)(i)	5.00%	10/01/2038	1,389	18,746
Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(a)(b)(k)	5.25%	12/31/2033	3,000	3,018,978
Series 2019, Ref. RB (LOC - Santander Bank N.A.)(a)(b)(k)	5.50%	12/31/2040	7,155	6,897,160
Build NYC Resource Corp. (ERE425 LLC - Zeta Charter Schools, Inc.); Series 2025 A, RB(a)	5.13%	10/15/2045	2,000	1,967,551
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2030	3,365	3,366,607
Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(a)	2.50%	06/15/2031	375	341,924
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn); Series 2023, RB(a)	5.25%	06/15/2043	$525	$520,895
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,210	2,440,440
Long Island (City of), NY Power Authority; Series 2016 B, Ref. RB(c)(d)	5.00%	09/01/2026	1,000	1,000,000
Nassau (County of), NY Industrial Development Agency;
Series 1999, Ref. VRD RB(j)	2.35%	01/01/2034	2,000	2,000,000
Series 2021, RB(g)(l)	0.00%	01/01/2058	967	0
New York & New Jersey (States of) Port Authority; One Hundred Ninety Seventh Series 2016, Ref. RB(b)	5.00%	11/15/2036	5,000	5,014,555
New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB	5.00%	08/01/2035	1,250	1,260,412
New York Counties Tobacco Trust IV; Series 2010 A, RB(a)	6.25%	06/01/2041	2,849	2,701,812
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	620	632,628
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,500	2,457,954
New York Liberty Development Corp. (3 World Trade Center); Series 2014-3, Ref. RB(a)	7.25%	11/15/2044	5,400	5,412,017
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB(b)	5.00%	08/01/2031	8,680	8,666,086
Series 2020, Ref. RB(b)	5.25%	08/01/2031	1,855	1,916,737
Series 2021, Ref. RB(b)	3.00%	08/01/2031	1,545	1,482,886
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2020, RB(b)	5.00%	10/01/2035	5,000	5,184,491
Series 2020, RB(b)	4.38%	10/01/2045	10,000	9,321,825
New York Transportation Development Corp. (John F. Kennedy International Airport New Terminal One) (Green Bonds);
Series 2023, RB(b)	5.50%	06/30/2038	2,000	2,093,597
Series 2023, RB(b)	5.50%	06/30/2039	1,000	1,040,812
Series 2023, RB(b)	5.50%	06/30/2040	875	906,101
Series 2025, RB(b)	6.00%	06/30/2044	2,475	2,665,554
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(b)	5.00%	07/01/2046	5,000	4,927,754
Series 2016 A, RB(b)	5.25%	01/01/2050	1,000	994,764
Series 2023, RB(b)	5.63%	04/01/2040	2,500	2,633,753
Oneida Indian Nation; Series 2024 B, RB(a)	6.00%	09/01/2043	2,400	2,545,486
Suffolk Regional Off-Track Betting Corp.;
Series 2024, RB	5.00%	12/01/2034	1,600	1,631,946
Series 2024, RB	5.75%	12/01/2044	1,500	1,525,043
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	1,870	1,559,455
Tompkins County Development Corp. (Ithaca College); Series 2015, Ref. RB(c)(d)	5.00%	10/01/2026	750	751,437
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(i)	5.00%	07/01/2027	1,000	200,000
Series 2013 A, RB(i)	5.00%	07/01/2032	1,000	200,000
TSASC, Inc.; Series 2017 A, Ref. RB	5.00%	06/01/2041	150	150,647
Westchester County Local Development Corp. (Westchester County Health Care Corp.); Series 2025, RB	6.50%	11/01/2030	4,150	4,280,671
				93,733,599
North Carolina–0.81%
Greater Asheville Regional Airport Authority; Series 2023, RB (INS - AGI)(b)(f)	5.25%	07/01/2048	3,625	3,702,306
North Carolina (State of) Medical Care Commission;
Series 2025, Ref. RB	5.38%	10/01/2045	1,620	1,653,526
Series 2026, RB	5.25%	11/01/2046	4,700	4,782,576
North Carolina (State of) Medical Care Commission (Southminster); Series 2016, Ref. RB	5.00%	10/01/2037	2,590	2,590,542
				12,728,950
North Dakota–0.27%
Grand Forks (City of), ND (Altru Health System); Series 2021, Ref. RB	4.00%	12/01/2040	3,375	3,051,300
Horace (City of), ND; Series 2024 C, Ref. GO Bonds	4.50%	05/01/2039	250	243,126
North Dakota (State of) Housing Finance Agency (Social Bonds); Series 2024 C, RB	6.25%	01/01/2055	925	1,015,095
				4,309,521
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–4.57%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	$2,755	$1,949,856
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	1,470	1,124,121
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2024, Ref. RB(a)	5.25%	01/01/2034	1,000	1,017,826
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	1,000	1,002,036
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Pinecrest Public Improvement); Series 2017, RB(a)	7.00%	11/15/2048	4,915	4,995,565
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(b)	5.38%	09/15/2027	485	485,726
Columbus (City of) & Franklin (County of), OH Finance Authority (Silver Birch of Columbus); Series 2025, RB(a)	6.05%	01/01/2046	1,000	1,008,698
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2037	6,220	6,230,501
Series 2017, Ref. RB	5.00%	02/15/2042	3,500	3,434,633
Dayton-Montgomery County Port Authority (Liberty Assisted Living - Springfield); Series 2025 A, RB(a)	6.63%	01/01/2045	4,390	4,579,688
Franklin (County of), OH; Series 2015, RB	5.00%	05/15/2040	6,550	6,573,863
Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,499,235
Hamilton (County of), OH (Life Enriching Communities);
Series 2025, Ref. RB	5.25%	01/01/2041	525	536,527
Series 2025, Ref. RB	5.13%	01/01/2044	1,050	1,058,404
Lancaster Port Authority (Vivera Fairfield); Series 2026 A, RB(a)	6.38%	01/01/2046	1,000	1,004,168
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2033	2,000	2,001,142
Series 2013, RB	5.00%	02/15/2044	4,880	4,689,101
Series 2013, RB	5.00%	02/15/2048	5,300	4,888,193
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	12/31/2039	4,665	4,586,186
Ohio (State of) Higher Educational Facility Commission; Series 2016, Ref. RB	5.00%	11/01/2041	1,000	1,000,607
Ohio (State of) Higher Educational Facility Commission (John Carroll University); Series 2025, RB	5.38%	10/01/2045	3,425	3,350,693
Ohio (State of) Housing Finance Agency (Green Oaks of Fairborn); Series 2026, RB(a)	6.13%	01/01/2046	1,000	1,006,432
Ohio (State of) Housing Finance Agency (Green Oaks of Walnut Creek); Series 2026, RB(a)	6.38%	01/01/2046	1,000	998,683
Ohio (State of) Housing Finance Agency (Haven’s Edge Apartments); Series 2025, RB(a)	5.70%	08/01/2043	1,200	1,220,082
Ohio (State of) Housing Finance Agency (Silver Birch of Amhest); Series 2025, RB(a)	6.25%	01/01/2045	1,000	1,028,227
Ohio (State of) Housing Finance Agency (Silver Birch of Canton); Series 2025, RB(a)	6.25%	01/01/2045	3,890	3,999,804
Ohio (State of) Housing Finance Agency (Silver Birch of Cuyahoga); Series 2025, RB(a)	6.25%	01/01/2045	4,625	4,755,550
Ohio (State of) Housing Finance Agency (Silver Birch of Mason); Series 2025, RB(a)	6.10%	01/01/2046	1,500	1,518,364
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	310	310,169
				71,854,080
Oklahoma–0.54%
Oklahoma (County of), OK Finance Authority (Astec);
Series 2024, RB(a)	5.25%	06/15/2034	1,200	1,203,818
Series 2024, RB(a)	6.00%	06/15/2044	1,500	1,467,101
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB (INS - AGI)(f)	4.00%	08/15/2048	2,430	2,095,069
Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(b)	5.50%	12/01/2035	2,000	2,000,024
Tulsa (City of), OK Airports Improvement Trust (American Airlines, Inc.); Series 2025, Ref. RB(b)	6.25%	12/01/2035	1,500	1,667,590
				8,433,602
Oregon–0.86%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020 A, Ref. RB	5.25%	11/15/2050	3,000	2,894,171
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	35	35,014
Morrow (Port of), OR; Series 2024 A, GO Bonds(a)	5.15%	10/01/2026	5,000	5,001,005
Oregon (State of) Facilities Authority (Redmond Proficiency Academy);
Series 2025, Ref. RB(a)	4.63%	06/15/2035	270	272,676
Series 2025, Ref. RB(a)	5.50%	06/15/2045	475	477,598
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2016, Ref. RB	5.00%	11/15/2031	1,150	1,150,255
Series 2016, Ref. RB	5.00%	11/15/2036	1,045	1,017,145
Series 2021 A, Ref. RB	5.00%	11/15/2036	2,720	2,647,497
				13,495,361
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–1.84%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(a)	6.00%	05/01/2042	$595	$619,505
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(a)	5.00%	05/01/2028	420	432,173
Commonwealth Financing Authority; Series 2015 A, RB	5.00%	06/01/2034	500	504,296
Northampton (County of), PA Industrial Development Authority (Northampton Generating Co. L.P.);
Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(h)(i)	5.00%	06/30/2027	350	154,062
Series 2013, RB(i)	5.00%	06/30/2027	193	34,713
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC); Series 2023 D, VRD RB (LOC - JPMorgan Chase Bank, N.A.)(j)(k)	3.00%	05/15/2053	20,000	20,000,000
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2026, RB	4.50%	10/01/2046	2,000	1,935,157
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016, Ref. RB	5.00%	06/01/2036	2,000	2,007,108
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2039	1,840	1,757,781
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	500	502,089
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,003,322
				28,950,206
Puerto Rico–3.29%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	6,660	6,780,617
Series 2002, RB	5.63%	05/15/2043	7,645	7,763,524
PRHTA Custodial Trust; Series 2023, RB(g)(i)	0.00%	12/06/2049	183	54,900
PRPBA Custodial Trust; Series 2022, RB(g)	0.00%	03/15/2049	278	4,036
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	2,035	1,486,801
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,300	3,288,530
Subseries 2022, RN	0.00%	11/01/2043	3,618	2,582,600
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB(i)	5.00%	07/01/2037	65	48,181
Series 2007 VV, Ref. RB (INS - NATL)(f)	5.25%	07/01/2030	1,000	1,010,128
Series 2010 CCC, RB(i)	5.25%	07/01/2027	1,765	1,306,100
Series 2010 XX, RB(i)	5.25%	07/01/2027	250	185,313
Series 2010 ZZ, Ref. RB(i)	5.25%	07/01/2027	1,180	873,200
Puerto Rico (Commonwealth of) GDB Debt Recovery Authority; Series 2023, RB	7.50%	08/20/2040	2,793	2,744,636
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (AES Puerto Rico);
Series 2023 A, RB (Acquired 08/06/2009-03/25/2024; Cost $615,341)(h)	6.63%	01/01/2027	596	595,407
Series 2023 A, RB (Acquired 08/06/2009-01/08/2020; Cost $4,989,686)(h)	6.63%	01/01/2028	4,548	4,533,229
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGI)(f)	5.00%	08/01/2027	5	5,007
Series 2005 A, RB (INS - AGI)(f)	5.00%	08/01/2030	230	230,287
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2029	1,003	914,138
Series 2018 A-1, RB	4.50%	07/01/2034	8,408	8,386,956
Series 2018 A-1, RB	4.55%	07/01/2040	538	532,726
Series 2018 A-1, RB(g)	0.00%	07/01/2046	8,831	3,178,712
Series 2018 A-1, RB(g)	0.00%	07/01/2051	11,268	2,953,151
Series 2019 A-2, RB	4.54%	07/01/2053	163	149,631
Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,073,546
				51,681,356
Rhode Island–0.97%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	195	195,451
Rhode Island Housing & Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	55	55,138
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–(continued)
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2040	$4,445	$4,445,934
Series 2015 B, Ref. RB	4.50%	06/01/2045	3,765	3,685,375
Series 2015 B, Ref. RB	5.00%	06/01/2050	6,905	6,808,414
				15,190,312
South Carolina–1.31%
Patriots Energy Group Financing Agency; Series 2023 A-1, RB(c)	5.25%	08/01/2031	2,500	2,633,497
South Carolina (State of) Jobs-Economic Development Authority (Beaufort Memorial Hospital & South of Broad Healthcare); Series 2024, RB	5.50%	11/15/2044	1,650	1,662,059
South Carolina (State of) Jobs-Economic Development Authority (Greer Preparatory Academy Project);
Series 2024, RB(a)	6.00%	06/15/2035	1,310	1,342,545
Series 2024, RB(a)	6.38%	06/15/2045	1,375	1,382,893
South Carolina (State of) Jobs-Economic Development Authority (Midlands STEM Charter School); Series 2025, RB(a)	5.25%	06/15/2034	5,000	4,807,248
South Carolina (State of) Jobs-Economic Development Authority (Oceanside Collegiate Academy); Series 2024, Ref. RB(a)	5.00%	06/15/2044	2,790	2,658,827
South Carolina (State of) Jobs-Economic Development Authority (Rolling Green Village); Series 2025, RB	5.50%	12/01/2045	1,000	1,013,161
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	2,000	1,858,449
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2025 A, RB	5.50%	10/01/2045	850	861,185
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2024 B, Ref. RB (INS - AGI)(f)	5.00%	12/01/2042	2,250	2,369,970
				20,589,834
South Dakota–0.23%
Sioux Falls (City of), SD (Dow Rummel Village); Series 2026 A, Ref. RB	5.45%	11/01/2046	800	788,455
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2045	2,810	2,815,478
				3,603,933
Tennessee–2.24%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.00%	06/01/2027	1,325	1,305,655
Jackson (City of), TN; Series 2015, Ref. RB	5.00%	04/01/2030	3,890	3,892,331
Knox (County of), TN Health, Educational & Housing Facility Board (University Health); Series 2017, Ref. RB	5.00%	04/01/2036	2,605	2,610,005
Knoxville (City of), TN Industrial Development Board (Maplehurst Park Apartments); Series 2025, RB(a)	4.25%	11/01/2030	2,000	1,982,172
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	263,799
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,583,774)(a)(h)(i)	5.25%	04/01/2028	1,588	19,845
Nashville (City of), TN Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(a)	5.13%	06/01/2036	1,700	1,714,458
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB(a)	5.38%	09/01/2041	705	635,348
Series 2013 A, Ref. RB(a)	5.50%	09/01/2047	200	177,285
Series 2016 A, Ref. RB(a)	5.00%	09/01/2031	3,750	3,574,513
Tennergy Corp.;
Series 2021 A, RB(c)	4.00%	09/01/2028	3,610	3,644,651
Series 2022 A, RB(c)	5.50%	12/01/2030	5,950	6,238,646
Tennessee Energy Acquisition Corp.; Series 2006 B, RB	5.63%	09/01/2026	9,150	9,150,000
				35,208,708
Texas–8.42%
Anna (City of), TX; Series 2025, RB	4.25%	09/15/2035	772	771,707
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	70	70,196
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.);
Series 2024, RB(a)	4.50%	06/15/2044	$1,660	$1,507,361
Series 2024, RB(a)	4.75%	06/15/2049	1,830	1,638,265
Series 2025, Ref. RB(a)	5.63%	06/15/2045	2,000	2,026,065
Arlington Higher Education Finance Corp. (Cypress Christian School); Series 2024, RB(a)	5.00%	06/01/2033	3,490	3,561,595
Arlington Higher Education Finance Corp. (Great Hearts America - Texas); Series 2024, RB	4.50%	08/15/2039	1,500	1,421,605
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.00%	02/15/2031	2,060	1,972,227
Series 2021, Ref. RB	4.13%	02/15/2041	3,325	2,684,826
Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2016, RB	5.38%	08/15/2036	3,835	3,060,410
Series 2021, RB	5.00%	08/15/2041	900	628,024
Arlington Higher Education Finance Corp. (Odyssey Academy, Inc.); Series 2023 A, RB(a)	5.25%	02/15/2033	1,680	1,608,191
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	215	215,470
Arlington Higher Education Finance Corp. (Winfree Academy);
Series 2019, Ref. RB(d)	5.15%	08/15/2029	540	550,809
Series 2019, Ref. RB	5.15%	08/15/2029	335	336,742
Aubrey (City of), TX (Duck Point Public Improvement Disctrict); Series 2025, RB(a)	4.63%	12/31/2035	500	501,272
Bastrop (City of), TX; Series 2025, RB(a)	5.38%	09/01/2045	500	501,860
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	5.00%	07/15/2041	3,500	3,368,718
Series 2018, Ref. RB	5.00%	07/15/2033	2,630	2,656,792
Boyd (City of), TX; Series 2025, RB(a)	5.63%	09/15/2045	700	718,416
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB (Acquired 02/17/2022-02/23/2022; Cost $149,800)(a)(b)(h)(i)	9.00%	03/01/2039	141	1
Brooks Development Authority;
Series 2025 B, Ref. RB(a)(c)	5.00%	08/15/2032	4,500	4,691,583
Series 2025 C, Ref. RB(a)(c)	5.00%	08/15/2028	1,000	1,014,216
Celina (City of), TX; Series 2025, RB(a)	5.38%	09/01/2045	500	488,620
Celina (City of), TX ((North Sky Public Improvement District Improvement Area)); Series 2026, RB	5.20%	09/01/2046	600	582,829
Celina (City of), TX (Mosaic Public Improvement District Improvement Area No. 2); Series 2024, RB(a)	5.13%	09/01/2044	1,250	1,262,697
Crandall (City of), TX;
Series 2021, RB(a)	4.13%	09/15/2026	50	50,002
Series 2021, RB(a)	4.75%	09/15/2031	200	200,965
Series 2021, RB(a)	5.25%	09/15/2051	1,000	935,220
Crandall (City of), TX (River Ridge Public Improvement Disctrict Improvement Area #3); Series 2025, RB(a)	5.25%	09/15/2045	545	536,365
Decatur (City of), TX (Paloma Trails Public Improvement District Area No. 1); Series 2025, RB(a)	5.50%	09/15/2045	560	563,796
Houston (City of), TX; Series 2014 D, Ref. RB	5.00%	11/15/2044	2,000	2,001,095
Houston (City of), TX (United Airlines, Inc.); Series 2024 B, RB(b)	5.50%	07/15/2036	1,000	1,064,551
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(b)	5.00%	07/01/2029	945	945,959
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(b)	5.00%	07/15/2028	1,000	1,020,630
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	612,789
Hutto (City of), TX; Series 2025, RB(a)	5.13%	09/01/2045	300	296,923
Joshua Farms Municipal Management District No 1; Series 2026, RB(a)	5.25%	09/01/2046	2,220	2,138,472
Laredo (City of), TX; Series 2024, RB	5.00%	03/01/2040	1,000	1,043,821
Lavon (City of), TX (Trails of Lavon Public Improvements District Projetcs); Series 2025, RB(a)	5.75%	09/15/2045	875	901,804
Mclendon-Chisholm (City of), TX; Series 2026, RB	5.25%	09/15/2046	800	774,962
Mesquite (City of), TX;
Series 2025, RB	4.25%	09/01/2035	736	725,217
Series 2025, RB	4.38%	09/01/2035	904	889,191
Mission Economic Development Corp. (Graphic Packaging International, LLC)(Green Bonds); Series 2025, RB(b)(c)	5.00%	06/01/2030	2,125	2,183,923
Mission Economic Development Corp. (Green Bonds); Series 2026, RB(b)(c)	5.00%	06/01/2030	5,000	5,138,642
Mission Economic Development Corp. (Natgasoline);
Series 2018, Ref. RB(a)(b)(c)(d)	4.63%	10/01/2026	11,485	11,500,935
Series 2026, Ref. RB(b)(c)	4.75%	08/01/2036	4,145	4,172,971
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Bella Vida Forefront Living);
Series 2025 A, RB	6.25%	10/01/2045	$7,125	$7,609,199
Series 2025, Ref. RB	4.25%	10/01/2030	3,000	3,001,731
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	1,235	1,235,159
Series 2016, Ref. RB	5.00%	07/01/2036	4,550	4,551,186
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(a)	4.00%	08/15/2030	3,345	3,177,161
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2025, RB	5.25%	07/01/2032	1,000	1,006,269
New Hope Cultural Education Facilities Finance Corp. (Legacy Preparatory Charter Academy); Series 2018 A, RB (Acquired 12/11/2023; Cost $1,002,490)(a)(h)	6.00%	08/15/2037	1,000	457,500
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2042	3,000	2,940,543
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2022, Ref. RB	4.00%	01/01/2032	1,500	1,411,377
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,565	1,528,132
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2039	1,000	1,000,713
North East Texas Regional Mobility Authority;
Series 2025 A, Ref. RB	5.00%	01/01/2039	750	793,474
Series 2025 A, Ref. RB	5.00%	01/01/2040	650	676,020
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(a)(b)	2.50%	01/01/2030	2,150	1,910,177
Series 2021, RB(a)(b)	2.63%	01/01/2031	800	688,208
Princeton (City of), TX (Eastridge Public Improvement District);
Series 2025, RB(a)	5.38%	09/01/2045	420	420,833
Series 2026, RB(a)	5.20%	09/01/2046	700	679,967
Princeton (City of), TX (Westridge Public Improvement District); Series 2025, RB(a)	5.38%	09/01/2045	500	493,229
Providence Village (Town of), TX (Foree Ranch Public Improvement District Improvement Area No. 2); Series 2025, RB(a)	5.35%	09/01/2045	750	747,282
Royse (City of), TX; Series 2026, RB(a)	5.20%	09/15/2046	600	589,026
Seagoville (City of), TX; Series 2025, RB(a)	4.75%	09/15/2035	645	658,335
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(h)(i)	6.00%	02/15/2031	1,000	833,750
Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(h)(i)	6.38%	02/15/2041	3,000	2,501,250
Tarrant County Cultural Education Facilities Finance Corp. (Cook Children’s Medical Center); Series 2025, RB(m)	5.25%	12/01/2049	10,000	10,262,291
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2020, Ref. RB	6.25%	11/15/2031	1,000	1,017,386
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way (The)); Series 2024 A, RB	5.75%	12/01/2054	1,699	1,325,992
Tender Option Bond Trust Receipts/Certificates; Series 2025, VRD GO Bonds(a)(j)	2.55%	03/01/2033	3,000	3,000,000
Travis County Development Authority (Longview 71 Public Improvement District Improvement Area No. 1); Series 2024, RB(a)	4.25%	09/01/2032	437	440,827
Travis County Development Authority (Turner’s Crossing Public Improvement District Improvement Area No. 1);
Series 2025, RB	5.00%	09/01/2044	700	687,180
Series 2025, RB	5.25%	09/01/2054	1,175	1,133,894
				132,316,821
Utah–2.65%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(a)	3.25%	03/01/2031	1,050	1,005,538
Series 2021 A, GO Bonds(a)	3.50%	03/01/2036	1,750	1,583,565
Downtown Daybreak Public Infrastructure District No. 1;
Series 2026, RB(a)	5.00%	03/01/2041	1,200	1,191,370
Series 2026, RB(a)	5.63%	03/01/2046	1,000	1,005,414
Firefly Public Infrastructure District No. 1 (Firefly Assessment Area No.1); Series 2024, RB(a)	5.63%	12/01/2043	1,739	1,742,303
Mida Golf and Equestrian Center Public Infrastructure District;
Series 2021, GO Bonds(a)	4.25%	06/01/2041	2,205	1,894,966
Series 2021, GO Bonds(a)	4.50%	06/01/2051	2,500	2,021,834
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(a)	4.25%	08/01/2035	$1,645	$1,639,095
Series 2020 A, RB(a)	4.50%	08/01/2040	1,205	1,181,067
Series 2024-2, RB(a)	5.50%	06/15/2039	2,250	2,295,049
Military Installation Development Authority; Series 2021 A-2, RB	4.00%	06/01/2041	1,250	1,137,837
Olympia Public Infrastructure District No. 1; Series 2024 A-2, RB(a)	5.13%	12/01/2029	2,500	2,526,808
Peaks Public Infrastructure District (Peaks Assessment Area); Series 2024, RB(a)	5.25%	12/01/2053	1,222	1,145,484
Point Phase 1 Public Infrastructure District No. 1; Series 2025 A-1, RB	5.88%	03/01/2045	6,750	6,980,452
Sienna Hills Public Infrastructure District No. 1; Series 2023 A, GO Bonds(a)	6.75%	07/01/2035	2,500	2,616,156
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah);
Series 2022, RB(a)	4.25%	06/15/2027	480	478,312
Series 2022, RB(a)	4.50%	06/15/2032	2,000	1,941,660
Series 2022, RB(a)	5.00%	06/15/2037	3,515	3,369,941
Series 2022, RB(a)	5.00%	06/15/2042	1,365	1,237,858
Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(a)	4.50%	06/15/2027	100	99,374
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy);
Series 2019 A, RB(a)	4.50%	06/15/2029	630	626,152
Series 2019 A, RB(a)	5.00%	06/15/2034	1,270	1,256,015
Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(a)	7.00%	12/01/2042	3,000	2,691,748
				41,667,998
Vermont–0.09%
East Central Vermont Telecommunications District; Series 2020 A, RB(a)	4.00%	12/01/2030	1,495	1,457,597
Virgin Islands–0.09%
Virgin Islands Hotel Development Financing Corp.; Series 2026, RB	5.75%	02/01/2045	1,500	1,473,118
Virginia–0.43%
Lynchburg (City of), VA Economic Development Authority (Centra Health Obligated Group); Series 2026, RB	5.25%	01/01/2047	1,000	1,037,875
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(a)	4.50%	09/01/2028	680	684,191
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2023 B-3, RB	5.38%	09/01/2029	4,000	4,005,596
Series 2023, RB	7.00%	09/01/2059	1,000	1,082,575
				6,810,237
Washington–1.46%
Kalispel Tribe of Indians; Series 2018 B, RB(a)	5.00%	01/01/2032	600	605,161
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	45	45,017
King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(b)	5.75%	01/01/2028	5	5,021
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(b)	5.00%	04/01/2030	6,475	6,482,563
Washington (State of) Health Care Facilities Authority; Series 2025 A, Ref. RB	5.00%	09/01/2044	1,500	1,534,110
Washington (State of) Housing Finance Commission; Series 2025, RB (INS - BAM)(a)(f)	5.00%	07/01/2045	2,750	2,767,289
Washington (State of) Housing Finance Commission (Horizon House); Series 2025 A, Ref. RB	6.00%	01/01/2046	3,000	3,071,595
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.);
Series 2013, Ref. RB(a)	5.00%	01/01/2033	1,315	1,308,675
Series 2016 A, Ref. RB(a)	5.00%	01/01/2046	2,500	2,384,786
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(a)	4.00%	07/01/2040	1,640	1,407,181
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(a)	4.50%	07/01/2028	760	749,700
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(a)	5.00%	01/01/2039	2,500	2,508,206
				22,869,304
West Virginia–0.75%
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(a)(i)(l)	5.75%	06/01/2042	1,000	746,605
Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB (Acquired 07/21/2023; Cost $868,427)(a)(h)	5.75%	06/01/2043	875	923,019
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group); Series 2015, Ref. RB	4.00%	07/01/2035	190	168,432
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB (Acquired 09/28/2017; Cost $653,097)(a)(h)	4.50%	06/01/2027	$655	$658,376
West Virginia (State of) Economic Development Authority; Series 2014, Ref. RB(b)(c)	3.75%	06/13/2030	1,000	992,747
West Virginia (State of) Economic Development Authority (Commercial Metals Co.); Series 2025, RB(b)(c)	4.63%	05/15/2032	8,030	8,152,453
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2018, RB(a)(b)(i)	8.75%	02/01/2036	320	76,800
				11,718,432
Wisconsin–6.00%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	365	363,764
Series 2018 B, Ref. RB	3.75%	10/01/2029	175	171,354
Wisconsin (State of) (Explore Academy Albuquerque); Series 2026, Ref. RB(a)	6.75%	04/01/2046	5,160	4,978,058
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,000	1,001,036
Series 2019, Ref. RB	5.00%	11/01/2046	1,650	1,563,700
Wisconsin (State of) Health & Educational Facilities Authority (Capitol Lakes, Inc.);
Series 2025 A, Ref. RB	5.00%	11/15/2035	1,770	1,743,326
Series 2025 A, Ref. RB	6.00%	11/15/2045	2,000	1,984,822
Wisconsin (State of) Health & Educational Facilities Authority (Dickson Hollow Phase II); Series 2024, RB	6.00%	10/01/2044	300	316,246
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Health Corp.);
Series 2026, Ref. RB	5.00%	12/01/2040	2,485	2,568,591
Series 2026, Ref. RB	5.00%	12/01/2042	2,195	2,244,366
Series 2026, Ref. RB	5.00%	12/01/2044	1,000	1,011,609
Wisconsin (State of) Public Finance Authority;
Series 2022, RB(a)	5.38%	06/01/2037	670	663,436
Series 2023 A, Ref. RB(a)	5.75%	10/01/2043	1,775	1,797,525
Series 2025 A, RB(a)	5.25%	12/01/2035	545	549,616
Series 2025 A, RB(a)	6.25%	12/01/2045	825	847,911
Series 2025, RB(a)	5.50%	07/01/2035	1,810	1,790,247
Series 2025, RB(a)(g)	0.00%	12/15/2039	719	306,593
Series 2025, RB(g)	0.00%	12/15/2039	26,000	9,324,323
Series 2025, RB(a)	5.75%	06/01/2045	505	500,389
Series 2025, RB(a)	6.75%	06/15/2055	500	489,643
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (Acquired 12/01/2017; Cost $2,000,000)(a)(h)(i)	6.25%	10/01/2031	2,000	200,000
Wisconsin (State of) Public Finance Authority (Alamance Community School); Series 2021 A, RB(a)	5.00%	06/15/2041	1,020	949,010
Wisconsin (State of) Public Finance Authority (Alpha Ranch); Series 2024, RB(a)(g)	0.00%	12/15/2038	4,893	2,300,712
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(a)(i)	6.25%	08/01/2027	500	365,000
Series 2017, RB(a)(i)	6.75%	08/01/2031	500	350,000
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(a)	4.25%	06/15/2031	550	526,472
Series 2021 A, RB(a)	5.00%	06/15/2041	615	540,794
Wisconsin (State of) Public Finance Authority (Bridgewater); Series 2024, RB(a)	5.63%	12/15/2030	3,099	3,099,529
Wisconsin (State of) Public Finance Authority (Cabs-Rans-Double L Ranch); Series 2026, RB(a)(g)	0.00%	12/15/2035	2,000	1,012,165
Wisconsin (State of) Public Finance Authority (Campo Del Sol); Series 2025, RB(a)(g)	0.00%	12/15/2033	4,590	2,901,481
Wisconsin (State of) Public Finance Authority (Campus Real Estate Holdings); Series 2025, Ref. RB	5.25%	06/01/2045	350	345,025
Wisconsin (State of) Public Finance Authority (Cincinnati Classical Academy);
Series 2024, RB(a)	5.38%	06/15/2039	250	248,951
Series 2024, RB(a)	5.70%	06/15/2044	400	399,328
Wisconsin (State of) Public Finance Authority (Elevon); Series 2024, RB(a)	5.00%	07/15/2030	1,248	1,247,967
Wisconsin (State of) Public Finance Authority (Indigo); Series 2023, RB(a)(g)	0.00%	12/01/2028	4,160	3,470,385
Wisconsin (State of) Public Finance Authority (KSU Bixby Real Estate Foundation, LLC ); Series 2025, RB	5.25%	06/15/2045	550	564,343
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. RB(a)	5.25%	05/15/2052	2,600	2,470,790
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Mater Academy of Nevada - East Las Vegas Campus); Series 2024, RB(a)	5.00%	12/15/2039	$700	$678,306
Wisconsin (State of) Public Finance Authority (Miami Worldcenter); Series 2024 A, RB(a)	5.00%	06/01/2041	2,300	2,301,886
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities Project);
Series 2026, Ref. RB(a)(b)	5.00%	06/01/2031	1,000	1,022,297
Series 2026, Ref. RB(a)(b)	5.00%	06/01/2041	2,750	2,682,873
Wisconsin (State of) Public Finance Authority (Milo Farms); Series 2025, RB(a)(g)	0.00%	12/15/2039	5,000	1,864,752
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.); Series 2021 A, Ref. RB	3.75%	07/01/2031	2,565	2,463,185
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(a)	5.00%	06/15/2039	540	522,614
Series 2019, RB(a)	5.00%	06/15/2049	540	492,935
Wisconsin (State of) Public Finance Authority (Pinecrest Academy of Nevada - Sloan Canyon Campus); Series 2024, Ref. RB(a)	4.00%	07/15/2039	750	688,635
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB (Acquired 12/17/2021; Cost $5,375,000)(a)(h)	5.50%	01/01/2031	5,375	2,687,500
Series 2021 A, RB (Acquired 12/17/2021; Cost $3,110,000)(a)(h)	6.50%	01/01/2041	3,110	1,555,000
Wisconsin (State of) Public Finance Authority (Quality Education Academy); Series 2023, RB(a)	6.00%	07/15/2043	1,150	1,168,924
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016, Ref. RB	5.00%	06/01/2040	6,250	6,265,011
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2022, RB(a)(d)	4.00%	04/01/2032	10	10,214
Wisconsin (State of) Public Finance Authority (Sky Harbour Capital Iii Llc Aviation Facilities); Series 2026, RB(a)(b)(c)	6.00%	01/01/2031	2,500	2,545,813
Wisconsin (State of) Public Finance Authority (Slam Academy of Nevada); Series 2026, RB(a)	5.00%	07/15/2046	850	812,123
Wisconsin (State of) Public Finance Authority (Social Ctfs.); Series 2026, RB	4.48%	12/05/2040	4,996	4,827,154
Wisconsin (State of) Public Finance Authority (Southminster); Series 2018, RB(a)	5.00%	10/01/2043	1,560	1,518,091
Wisconsin (State of) Public Finance Authority (Town of Scarborough - The Downs); Series 2024, RB	5.00%	08/01/2039	1,475	1,482,742
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(a)	4.50%	06/15/2032	500	499,045
Wisconsin (State of) Public Finance Authority (Wakemed Hospital); Series 2019 A, Ref. RB	5.00%	10/01/2044	3,000	3,017,901
				94,315,508
Total Municipal Obligations (Cost $1,575,491,975)				1,537,807,141
U.S. Dollar Denominated Bonds & Notes–0.17%
California–0.01%
CalPlant I LLC; Exit Facility(a)(l)	15.00%	02/28/2027	770	151,086
Texas–0.16%
AM BidCo Holdings LLC(l)	3.68%	10/21/2027	2,567	2,567,086
Total U.S. Dollar Denominated Bonds & Notes (Cost $3,337,085)				2,718,172
			Shares
Exchange-Traded Funds–0.05%
Invesco Rochester High Yield Municipal ETF (Cost $872,070)(n)			17,000	851,870

Common Stocks & Other Equity Interests–0.09%
AM BidCo Holdings LLC(l)			122	1,275,881
BL Train Holdings West LLC; Wts. expiring 11/26/2035(l)			40,500	81,000
Resolute Forest Products, Inc.(l)			6,757	0
Total Common Stocks & Other Equity Interests (Cost $1,225,744)				1,356,881

Preferred Stocks–0.00%
AES Puerto Rico, Inc.; Pfd. (Cost $0)(l)			105,416	0
TOTAL INVESTMENTS IN SECURITIES(o)–98.17% (Cost $1,580,926,874)				1,542,734,064
FLOATING RATE NOTE OBLIGATIONS–(0.49)%
Note with an interest and fee rate of 2.83% at 08/31/2026 and a contractual maturity of collateral of 07/01/2045 (See Note 1K)(p)				(7,665,000)
OTHER ASSETS LESS LIABILITIES–2.32%				36,346,742
NET ASSETS–100.00%				$1,571,415,806
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
ETF	– Exchange-Traded Fund
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand
Wts.	– Warrants
Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $545,622,092, which represented 34.72% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Principal and/or interest payments are secured by the bond insurance company listed.
(g)	Zero coupon bond issued at a discount.
(h)	Restricted security. The aggregate value of these securities at August 31, 2026 was $33,829,654, which represented 2.15% of the Fund’s Net Assets.
(i)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31,
2026 was $14,239,957, which represented less than 1% of the Fund’s Net Assets.

(j)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2026.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(n)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2026	Dividend Income
Invesco Rochester High Yield Municipal ETF*	$844,625	$-	$-	$7,785	$-	$851,870	$44,226

*	Includes return of capital distribution.

(o)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)
Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2026. At August 31, 2026, the
Fund’s investments with a value of $10,262,291 are held by TOB Trusts and serve as collateral for the $7,665,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $1,580,054,804)	$1,541,882,194
Investments in affiliates, at value (Cost $872,070)	851,870
Cash	1,400,530
Receivable for:
Investments sold	6,488,623
Fund shares sold	7,046,875
Interest	26,314,677
Investments matured, at value (Cost $17,873,237)	9,623,757
Investment for trustee deferred compensation and retirement plans	106,220
Other assets	238,067
Total assets	1,593,952,813
Liabilities:
Floating rate note obligations	7,665,000
Payable for:
Investments purchased	10,924,884
Dividends	2,282,304
Fund shares reacquired	1,000,186
Accrued fees to affiliates	453,455
Accrued interest expense	23,303
Accrued trustees’ and officers’ fees and benefits	7,343
Accrued other operating expenses	74,312
Trustee deferred compensation and retirement plans	106,220
Total liabilities	22,537,007
Net assets applicable to shares outstanding	$1,571,415,806
Net assets consist of:
Shares of beneficial interest	$2,138,959,810
Distributable earnings (loss)	(567,544,004)
$1,571,415,806
Net Assets:
Class A	$786,005,955
Class C	$23,928,590
Class Y	$716,735,917
Class R5	$9,375
Class R6	$44,735,969
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	84,648,270
Class C	2,580,066
Class Y	77,150,515
Class R5	1,001
Class R6	4,815,323
Class A:
Net asset value per share	$9.29
Maximum offering price per share (Net asset value of $9.29 ÷ 97.50%)	$9.53
Class C:
Net asset value and offering price per share	$9.27
Class Y:
Net asset value and offering price per share	$9.29
Class R5:
Net asset value and offering price per share	$9.37
Class R6:
Net asset value and offering price per share	$9.29
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Short Duration High Yield Municipal Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$75,875,094
Dividends from affiliates	44,226
Total investment income	75,919,320
Expenses:
Advisory fees	5,880,984
Administrative services fees	208,589
Custodian fees	12,670
Distribution fees:
Class A	1,926,914
Class C	265,409
Interest, facilities and maintenance fees	1,185,518
Transfer agent fees — A, C and Y	1,038,863
Transfer agent fees — R5	1
Transfer agent fees — R6	4,997
Trustees’ and officers’ fees and benefits	33,795
Registration and filing fees	175,629
Reports to shareholders	38,376
Professional services fees	183,726
Other	19,560
Total expenses	10,975,031
Net investment income	64,944,289
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(254,864))	(1,176,805)
Change in net unrealized appreciation of:
Unaffiliated investment securities	7,264,052
Affiliated investment securities	7,785
7,271,837
Net realized and unrealized gain	6,095,032
Net increase in net assets resulting from operations	$71,039,321
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24
Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$64,944,289	$54,120,345
Net realized gain (loss)	(1,176,805)	(12,530,585)
Change in net unrealized appreciation (depreciation)	7,271,837	(26,309,153)
Net increase in net assets resulting from operations	71,039,321	15,280,607
Distributions to shareholders from distributable earnings:
Class A	(34,279,532)	(31,980,099)
Class C	(973,200)	(1,155,325)
Class Y	(29,633,149)	(21,454,831)
Class R5	(449)	(449)
Class R6	(1,768,017)	(1,663,928)
Total distributions from distributable earnings	(66,654,347)	(56,254,632)
Share transactions–net:
Class A	43,565,320	47,878,993
Class C	(3,872,077)	(7,881,616)
Class Y	172,346,353	142,438,636
Class R6	10,349,437	2,781,213
Net increase in net assets resulting from share transactions	222,389,033	185,217,226
Net increase in net assets	226,774,007	144,243,201
Net assets:
Beginning of year	1,344,641,799	1,200,398,598
End of year	$1,571,415,806	$1,344,641,799
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25
Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$9.24	$0.40	$0.07	$0.47	$(0.42)	$9.29	5.07%	$786,006	0.85%	0.85%	0.76%	4.30%	28%
Year ended 08/31/25	9.55	0.40	(0.30)	0.10	(0.41)	9.24	1.10	738,875	0.85	0.85	0.77	4.23	29
Year ended 08/31/24	9.18	0.40	0.35	0.75	(0.38)	9.55	8.33	714,628	0.90	0.90	0.81	4.32	29
Year ended 08/31/23	9.58	0.36	(0.41)	(0.05)	(0.35)	9.18	(0.54)	784,122	0.91	0.91	0.81	3.86	33
Year ended 08/31/22	10.67	0.32	(1.06)	(0.74)	(0.35)	9.58	(7.07)	914,354	0.84	0.84	0.77	3.13	26
Class C
Year ended 08/31/26	9.23	0.33	0.05	0.38	(0.34)	9.27	4.18	23,929	1.60	1.60	1.51	3.55	28
Year ended 08/31/25	9.54	0.33	(0.30)	0.03	(0.34)	9.23	0.34	27,621	1.60	1.60	1.52	3.48	29
Year ended 08/31/24	9.17	0.33	0.35	0.68	(0.31)	9.54	7.53	36,507	1.65	1.65	1.56	3.57	29
Year ended 08/31/23	9.56	0.29	(0.40)	(0.11)	(0.28)	9.17	(1.19)	55,464	1.66	1.66	1.56	3.11	33
Year ended 08/31/22	10.65	0.24	(1.06)	(0.82)	(0.27)	9.56	(7.79)	76,878	1.59	1.59	1.52	2.38	26
Class Y
Year ended 08/31/26	9.24	0.43	0.06	0.49	(0.44)	9.29	5.33	716,736	0.60	0.60	0.51	4.55	28
Year ended 08/31/25	9.55	0.42	(0.29)	0.13	(0.44)	9.24	1.36	543,770	0.60	0.60	0.52	4.48	29
Year ended 08/31/24	9.19	0.42	0.34	0.76	(0.40)	9.55	8.48	416,348	0.65	0.65	0.56	4.57	29
Year ended 08/31/23	9.58	0.38	(0.40)	(0.02)	(0.37)	9.19	(0.18)	414,180	0.66	0.66	0.56	4.11	33
Year ended 08/31/22	10.67	0.34	(1.06)	(0.72)	(0.37)	9.58	(6.84)	497,651	0.59	0.59	0.52	3.38	26
Class R5
Year ended 08/31/26	9.32	0.44	0.06	0.50	(0.45)	9.37	5.39	9	0.54	0.54	0.45	4.61	28
Year ended 08/31/25	9.63	0.43	(0.29)	0.14	(0.45)	9.32	1.46	9	0.55	0.55	0.47	4.53	29
Year ended 08/31/24	9.25	0.44	0.35	0.79	(0.41)	9.63	8.73	10	0.58	0.58	0.49	4.64	29
Year ended 08/31/23	9.60	0.39	(0.37)	0.02	(0.37)	9.25	0.25	9	0.68	0.68	0.58	4.10	33
Year ended 08/31/22	10.70	0.35	(1.08)	(0.73)	(0.37)	9.60	(6.93)	9,800	0.62	0.62	0.55	3.35	26
Class R6
Year ended 08/31/26	9.25	0.43	0.05	0.48	(0.44)	9.29	5.28	44,736	0.54	0.54	0.45	4.61	28
Year ended 08/31/25	9.56	0.43	(0.29)	0.14	(0.45)	9.25	1.44	34,366	0.55	0.55	0.47	4.53	29
Year ended 08/31/24	9.19	0.43	0.35	0.78	(0.41)	9.56	8.68	32,907	0.58	0.58	0.50	4.64	29
Year ended 08/31/23	9.59	0.39	(0.41)	(0.02)	(0.38)	9.19	(0.22)	35,077	0.60	0.60	0.50	4.18	33
Year ended 08/31/22	10.68	0.35	(1.06)	(0.71)	(0.38)	9.59	(6.77)	30,929	0.53	0.53	0.46	3.44	26

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
26
Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s most recently reported net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
27
Invesco Short Duration High Yield Municipal Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
K.
Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and
28
Invesco Short Duration High Yield Municipal Fund

residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services for existing TOB Trusts, which constitute "covered funds" under the Volcker Rule. As a result of the Volcker Rule, the Fund, as holder of inverse floating rate securities, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. The Fund’s expanded role may increase its operational and regulatory risk.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
L.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Cash held as collateral, if any, is recorded as deposits with brokers on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.
Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and
29
Invesco Short Duration High Yield Municipal Fund

return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.40%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments.
For the year ended August 31, 2026, the Adviser waived advisory fees of $0.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  August 31, 2026, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $23,819 in front-end sales commissions from the sale of Class A shares and $65,618 and $2,266 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
30
Invesco Short Duration High Yield Municipal Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,537,060,536	$746,605	$1,537,807,141
U.S. Dollar Denominated Bonds & Notes	—	—	2,718,172	2,718,172
Common Stocks & Other Equity Interests	—	—	1,356,881	1,356,881
Exchange-Traded Funds	851,870	—	—	851,870
Preferred Stocks	—	—	0	0
Total Investments in Securities	851,870	1,537,060,536	4,821,658	1,542,734,064
Other Investments - Assets
Investments Matured	—	9,573,722	50,035	9,623,757
Total Investments	$851,870	$1,546,634,258	$4,871,693	$1,552,357,821
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2026, the Fund engaged in securities purchases of $160,933,205 and securities sales of $180,854,116, which resulted in net realized gains (losses) of $(254,864).
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances and Borrowings
The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.5 billion, collectively by certain Invesco Funds, and which will expire on February 18, 2027. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended August 31, 2026, the Fund did not borrow under this agreement.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2026 were $17,090,000 and 3.81%, respectively.
31
Invesco Short Duration High Yield Municipal Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$646,647	$1,369,491
Ordinary income-tax-exempt	66,007,700	54,885,141
Total distributions	$66,654,347	$56,254,632

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed tax-exempt income	$10,011,654
Net unrealized appreciation (depreciation) — investments	(52,106,924)
Temporary book/tax differences	(83,904)
Capital loss carryforward	(525,364,830)
Shares of beneficial interest	2,138,959,810
Total net assets	$1,571,415,806
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$70,086,726	$455,278,104	$525,364,830
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $590,585,594 and $403,106,754, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$21,934,897
Aggregate unrealized (depreciation) of investments	(74,041,821)
Net unrealized appreciation (depreciation) of investments	$(52,106,924)
Cost of investments for tax purposes is $1,604,464,745.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on August 31, 2026, undistributed net investment income was decreased by $1,472,501 and undistributed net realized gain (loss) was increased by $1,472,501. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	29,544,816	$277,507,308	26,818,790	$251,600,022
Class C	888,464	8,340,605	1,017,600	9,523,299
Class Y	38,733,127	364,188,343	32,348,710	302,717,908
Class R6	3,063,232	28,803,856	3,410,051	31,935,595
32
Invesco Short Duration High Yield Municipal Fund

	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	2,355,854	$22,151,720	2,187,559	$20,579,004
Class C	75,903	712,852	86,004	809,132
Class Y	1,908,842	17,950,848	1,460,676	13,736,667
Class R6	128,747	1,210,534	123,410	1,163,157
Automatic conversion of Class C shares to Class A shares:
Class A	524,006	4,922,538	898,025	8,456,636
Class C	(524,678)	(4,922,538)	(899,145)	(8,456,636)
Reacquired:
Class A	(27,746,309)	(261,016,246)	(24,773,979)	(232,756,669)
Class C	(852,601)	(8,002,996)	(1,039,425)	(9,757,411)
Class Y	(22,313,371)	(209,792,838)	(18,563,250)	(174,015,939)
Class R6	(2,093,957)	(19,664,953)	(3,258,530)	(30,317,539)
Net increase in share activity	23,692,075	$222,389,033	19,816,496	$185,217,226

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33
Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, portfolio company investee and brokers; when replies were not received from the portfolio company investee, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34
Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year.  Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the
35
Invesco Short Duration High Yield Municipal Fund

Index for the one, three and five year periods.  The Board considered that the Fund experienced significant movement in terms of relative three-year performance due to its 2022 performance results dropping off. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco
Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
36
Invesco Short Duration High Yield Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.03%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
37
Invesco Short Duration High Yield Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
38
Invesco Short Duration High Yield Municipal Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
SDHYM-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco Short Term Municipal Fund
Nasdaq:
A: ORSTX ■ Y: ORSYX ■ R6: STMUX

2	Schedule of Investments
21	Financial Statements
24	Financial Highlights
25	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Approval of Investment Advisory and Sub-Advisory Contracts
34	Tax Information
35	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2026
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.55%
Alabama–4.25%
Alabama Highway Authority; Series 2025, RB (INS - AGI)(a)	5.00%	09/01/2027	$1,335	$1,367,201
Baldwin (County of), AL Industrial Development Authority (Novelis Corp.); Series 2026, RB(b)(c)(d)	4.30%	03/01/2033	2,000	1,973,820
Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, Revenue Wts. (INS - SGI)(a)	4.38%	06/01/2028	10	10,008
Black Belt Energy Gas District; Series 2022 C-1, RB	5.25%	06/01/2029	1,000	1,040,674
Black Belt Energy Gas District (Gas);
Series 2023 D-1, Ref. RB(d)	5.50%	02/01/2029	10,000	10,437,370
Series 2026 C, RB	5.00%	06/01/2028	1,000	1,025,761
Series 2026 C, RB	5.00%	06/01/2029	1,000	1,034,991
Series 2026 C, RB	5.00%	12/01/2029	1,000	1,037,596
Series 2026 G, RB	5.00%	06/01/2028	1,200	1,230,296
Series 2026 G, RB	5.00%	06/01/2029	1,795	1,857,808
Series 2026 H-1, Ref. RB	5.00%	01/01/2028	750	763,680
Series 2026 H-2, Ref. RB	5.00%	12/01/2028	625	644,033
Series 2026 H-2, Ref. RB	5.00%	12/01/2029	1,000	1,034,499
Series 2026 J, RB	5.00%	11/01/2028	1,750	1,803,260
Series 2026 J, RB	5.00%	11/01/2029	2,100	2,178,289
Black Belt Energy Gas District (The) (No. 6); Series 2021 B, RB(d)(e)	4.00%	09/01/2026	5,000	5,039,400
Black Belt Energy Gas District (The) (No. 7); Series 2021, RB(d)(e)	4.00%	09/01/2026	8,820	8,879,623
Energy Southeast A Cooperative District;
Series 2026 A-1, RB	5.00%	04/01/2028	500	511,507
Series 2026 A-1, RB	5.00%	10/01/2028	650	669,064
Mobile (City of), AL Industrial Development Board (Alabama Power Co. Barry Plant); Series 2008, RB(d)	2.75%	03/15/2029	6,500	6,449,072
Southeast Energy Authority A Cooperative District;
Series 2025 D, RB	5.00%	09/01/2029	685	714,020
Series 2025 D, RB	5.00%	09/01/2030	685	718,784
Series 2025 E, RB	5.00%	10/01/2030	10,000	10,592,798
Southeast Energy Authority, a Cooperative District (No. 4); Series 2022 B-1, RB(d)	5.00%	08/01/2028	3,050	3,135,474
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(b)(f)	2.80%	02/01/2028	5,000	5,000,000
				69,149,028
Alaska–0.23%
Alaska (State of) International Airports System; Series 2025 A, Ref. RB	5.00%	10/01/2026	510	510,952
Alaska Housing Finance Corp.; Series 2025 A, Ref. RB	5.00%	12/01/2029	2,000	2,122,360
Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	1,120	1,076,703
				3,710,015
Arizona–2.95%
Arizona (State of) Game & Fish Department & Commission (AGF Administration Building); Series 2006, RB	5.00%	07/01/2032	105	106,436
Arizona (State of) Industrial Development Authority; Series 2024, RB(d)	5.00%	09/01/2026	1,000	1,000,000
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2025, RB(b)(d)	4.88%	07/01/2035	500	511,998
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2023, RB	5.00%	11/01/2028	1,500	1,551,420
Arizona (State of) Industrial Development Authority (Unity at West Glendale); Series 2024, RB(d)	5.00%	09/01/2026	1,100	1,100,000
Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022-1, RB(c)(d)	5.00%	09/01/2027	10,000	10,096,126
Glendale (City of), AZ; Series 2025, Ref. RB	5.00%	07/01/2031	2,000	2,188,930
Glendale (City of), AZ Industrial Development Authority (Midwestern University); Series 2025, RB	5.00%	05/15/2027	500	507,583
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(b)(g)	0.00%	12/15/2034	1,000	569,892
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group);
Series 2016, Ref. RB	5.00%	01/01/2034	$4,935	$4,971,817
Series 2016, Ref. RB	5.00%	01/01/2035	3,345	3,369,955
Series 2026 D, Ref. RB	5.00%	01/01/2036	1,500	1,645,516
Series 2026 D, Ref. RB	5.00%	01/01/2038	3,000	3,271,773
Maricopa County Union High School District No. 210-Phoenix (2023); Series 2025 B, GO Bonds	5.00%	07/01/2027	1,000	1,020,762
Phoenix (City of), AZ Industrial Development Authority (Broadway Farms); Series 2025, RB(d)	3.10%	02/01/2028	4,000	4,001,335
Phoenix Civic Improvement Corp.;
Series 2014 B, Ref. RB	5.00%	07/01/2027	2,565	2,574,651
Series 2017 B, Ref. RB	5.00%	07/01/2034	1,645	1,670,187
Series 2017, Ref. RB	5.00%	07/01/2038	5,145	5,180,884
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(b)	5.00%	09/01/2026	25	25,000
Pinal (county of), AZ; Series 2025, Ref. RB (INS - BAM)(a)	5.00%	08/01/2031	1,100	1,200,443
Queen Creek (Town of ), AZ; Series 2026, COP	5.00%	10/01/2040	855	913,292
Sun Devil Energy Center LLC (Arizona State University);
Series 2008, Ref. RB	5.00%	07/01/2027	100	100,533
Series 2008, Ref. RB	5.00%	07/01/2030	155	155,828
Yuma County Library District; Series 2025, Ref. GO Bonds (INS - AGI)(a)	5.00%	07/01/2027	285	290,300
				48,024,661
Arkansas–0.07%
Fort Smith (City of), AR; Series 2015, Ref. RB	5.00%	10/01/2030	1,130	1,131,626
California–2.08%
California (State of);
Series 2013, Ref. GO Bonds	5.00%	10/01/2026	5	5,010
Series 2014, Ref. GO Bonds	5.00%	10/01/2034	145	145,285
California (State of) Community Choice Financing Authority (Clean Energy) (Green Bonds);
Series 2023, RB(d)	5.25%	04/01/2030	2,945	3,087,253
Series 2025, RB	5.00%	04/01/2029	500	513,769
Series 2025, RB	5.00%	10/01/2029	1,000	1,030,768
Series 2025, RB	5.00%	04/01/2030	1,000	1,033,173
Series 2025, RB	5.00%	10/01/2030	1,750	1,811,200
Series 2026, RB	5.00%	07/01/2029	500	522,523
California (State of) Health Facilities Financing Authority (Episcopal Communities & Services); Series 2024 A, RB	3.85%	11/15/2027	1,850	1,850,654
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,285	1,315,424
Series 2018 A, RB	5.00%	11/15/2032	1,630	1,668,592
California (State of) Housing Finance Agency (Pinnacle Pass Apartments); Series 2026, RB(d)	2.95%	03/01/2028	2,000	2,000,212
California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	2,417	2,405,899
California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail) (Green Bonds); Series 2025 B, Ref. RB (Acquired 11/26/2025; Cost $1,445,000)(b)(c)(d)(h)	12.00%	11/02/2026	1,445	917,575
California (State of) Municipal Finance Authority (Golden Gate Village); Series 2026, RB(d)	3.10%	09/01/2029	1,000	999,423
California (State of) Municipal Finance Authority (The Green at Warner Center); Series 2026, RB(d)	2.95%	02/01/2029	2,500	2,491,441
California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(a)	4.50%	10/01/2026	170	170,272
East Side Union High School District (Election of 2016); Series 2025 D, GO Bonds	5.00%	08/01/2027	4,000	4,094,257
Howell Mountain Elementary School District (Election of 2005); Series 2007, GO Bonds (INS - AGI)(a)(g)	0.00%	08/01/2027	175	170,919
Northern California Energy Authority; Series 2024, Ref. RB(d)	5.00%	08/01/2030	3,600	3,746,919
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	215	212,173
Oxnard School District (Election of 2016); Series 2017 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2041	700	705,625
Peninsula Corridor Joint Powers Board; Series 2019 A, Ref. RB(d)(e)	5.00%	10/01/2026	1,285	1,287,594
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Plumas Lake Elementary School District;
Series 2026, COP (INS - AGI)(a)	5.00%	06/01/2039	$680	$699,890
Series 2026, COP (INS - AGI)(a)	5.00%	06/01/2040	830	851,618
Riverside Community College District; Series 2023, COP	5.00%	06/01/2037	120	120,116
				33,857,584
Colorado–1.89%
Adams & Arapahoe Joint School District No. 28J Aurora; Series 2017 A, Ref. GO Bonds(d)(e)	5.00%	12/01/2026	2,700	2,715,671
Colorado (State of); Series 2025, COP	5.00%	03/15/2027	500	506,325
Colorado (State of) Regional Transportation District (Fastracks);
Series 2016 A, RB(d)(e)	5.00%	11/01/2026	2,715	2,725,428
Series 2017 A, RB(d)(e)	5.00%	11/01/2026	1,000	1,003,841
Series 2017 A, RB(d)(e)	5.00%	11/01/2026	2,940	2,951,292
Colorado Housing and Finance Authority (Creekside Flats); Series 2026, RB(d)	3.00%	11/01/2029	2,000	1,989,035
Colorado Springs (City of), CO; Series 2006 B, VRD RB(f)	1.65%	11/01/2036	6,940	6,940,000
Denver City & County School District No. 1;
Series 2025 A, GO Bonds	5.00%	12/01/2026	1,000	1,006,082
Series 2025 A, GO Bonds	5.25%	12/01/2036	1,500	1,693,845
El Paso County School District No. 2 Harrison; Series 2019, GO Bonds	5.00%	12/01/2035	1,000	1,037,182
Fort Collins Urban Renewal Authority;
Series 2025, Ref. RB (INS - AGI)(a)	5.00%	12/01/2026	765	768,667
Series 2025, Ref. RB (INS - AGI)(a)	5.00%	12/01/2028	1,180	1,228,065
Larimer County School District No. R-1 Poudre;
Series 2018, GO Bonds	5.00%	12/15/2032	525	548,977
Series 2018, GO Bonds	5.00%	12/15/2040	2,660	2,721,851
Park Creek Metropolitan District; Series 2025, Ref. RB (INS - AGI)(a)	5.00%	12/01/2032	775	848,411
St. Vrain Valley School District Re-1J (Boulder, Larimer & Weld Counties and the City and County of Broomfield); Series 2016 C, GO Bonds	5.00%	12/15/2031	545	548,244
Weld County School District No. Re-1; Series 2017, GO Bonds (INS - AGI)(a)	5.00%	12/15/2031	1,500	1,508,099
				30,741,015
Connecticut–2.15%
Aquarion Water Authority; Series 2026 B, RB	5.25%	02/01/2029	2,500	2,637,453
Connecticut (State of);
Series 2016 E, GO Bonds	5.00%	10/15/2034	3,280	3,286,649
Series 2025 A, GO Bonds	5.00%	03/15/2027	3,125	3,165,712
Connecticut (State of) (Transportation Infrastructure);
Series 2018 B, RB	5.00%	10/01/2033	3,295	3,426,077
Series 2025, Ref. RB	5.00%	07/01/2027	5,000	5,102,140
Connecticut (State of) Health & Educational Facilities Authority (Fairview Issue); Series 2026 B, RB	4.40%	12/15/2031	1,850	1,858,312
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University Issue); Series 2026, Ref. RB	5.00%	07/01/2035	1,000	1,109,148
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2025 O, Ref. RB	5.00%	07/01/2031	3,000	3,246,780
Connecticut (State of) Health & Educational Facilities Authority (Yale University); Series 2025 B-1, RB(d)	5.00%	07/01/2030	5,000	5,381,079
Connecticut (State of) Housing Finance Authority; Series 2026, VRD Ref. RB (CEP -GNMA)(f)	2.25%	11/15/2050	5,700	5,700,000
				34,913,350
Delaware–0.31%
Delaware (State of) Economic Development Authority (NRG Energy);
Series 2020 A, Ref. RB(d)	4.00%	10/01/2035	3,045	2,995,092
Series 2020 B, Ref. RB(d)	4.00%	10/01/2035	2,100	2,065,580
				5,060,672
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–2.91%
District of Columbia;
Series 2012, RB	5.00%	12/01/2026	$100	$100,192
Series 2017 D, GO Bonds	5.00%	06/01/2032	1,045	1,060,479
Series 2025 A, Ref. RB	5.00%	06/01/2027	3,000	3,056,409
Series 2026 C, VRD GO Bonds(f)	1.91%	06/01/2051	12,600	12,600,000
District of Columbia (Children’s Hospital Obligated Group);
Series 2015, Ref. RB	5.00%	07/15/2032	1,000	1,003,898
Series 2015, Ref. RB	5.00%	07/15/2040	3,190	3,192,689
District of Columbia Housing Finance Agency;
Series 2025 A-2, RB (CEP - Federal Housing Administration)(d)	3.60%	09/01/2030	2,000	2,004,199
Series 2026, RB (CEP - Federal Housing Administration)(d)	3.13%	03/01/2031	4,000	3,925,624
Metropolitan Washington Airports Authority;
Series 2010 D, VRD RB (LOC - TD Bank, N.A.)(f)(i)	1.72%	10/01/2040	10,000	10,000,000
Subseries 2009 D-2, VRD RB (LOC - TD Bank, N.A.)(f)(i)	2.25%	10/01/2039	2,945	2,945,000
Washington Metropolitan Area Transit Authority;
Series 2017 B, RB	5.00%	07/01/2031	1,110	1,128,021
Series 2017 B, RB	5.00%	07/01/2035	1,400	1,417,178
Series 2017 B, RB	5.00%	07/01/2042	3,750	3,780,570
Series 2018, RB	5.00%	07/01/2037	1,000	1,010,120
				47,224,379
Florida–7.03%
Alachua (County of), FL Housing Finance Authority (Woodland Park II); Series 2025 B, RB(b)(d)	4.90%	07/01/2028	500	500,002
Board of Governors of Florida Atlantic University; Series 2016 A, Ref. RB	5.00%	07/01/2031	1,000	1,001,338
Broward (County of), FL; Series 2013 B, RB	5.00%	10/01/2026	260	260,408
Broward (County of), FL School Board; Series 2017 B, Ref. COP	5.00%	07/01/2032	1,050	1,065,578
Capital Trust Authority (UF Health); Series 2025 A, Ref. RB	5.00%	12/01/2030	7,700	8,203,239
Central Florida Expressway Authority;
Series 2017, Ref. RB(d)(e)	5.00%	07/01/2027	2,020	2,060,254
Series 2017, Ref. RB(d)(e)	5.00%	07/01/2027	1,535	1,565,589
Series 2026 A, Ref. RB	5.00%	07/01/2031	1,000	1,090,693
Duval County (County of), FL School Board; Series 2025 A, Ref. COP (INS - AGI)(a)	5.00%	07/01/2028	1,250	1,300,365
Escambia (County of), FL School Board;
Series 2025 A, COP (INS - AGI)(a)	5.00%	02/01/2028	250	258,054
Series 2025 A, COP (INS - AGI)(a)	5.00%	02/01/2030	675	719,933
Florida (State of) Municipal Loan Council (Shingle Creek Transit & Utility Community Development District); Series 2024, RB(c)	4.50%	05/01/2031	185	186,297
Florida (State of) Municipal Power Agency; Series 2016 A, Ref. RB(d)(e)	5.00%	10/01/2026	2,385	2,389,551
Florida (State of) Municipal Power Agency (All-Requirements Power Supply); Series 2025, Ref. RB	5.00%	10/01/2030	1,500	1,607,234
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2024, Ref. RB (Acquired 01/08/2025; Cost $1,006,516)(c)(h)	5.00%	07/01/2035	1,000	735,000
Florida Development Finance Corp. (Brightline Florida Passenger Rail); Series 2024, Ref. RB (Acquired 01/14/2025; Cost $2,977,950)(c)(h)	5.00%	07/01/2037	3,000	2,205,000
Florida Housing Finance Corp. (Residences At Claude Pepper); Series 2026, RB(d)	3.10%	06/01/2030	1,500	1,490,225
Florida Housing Finance Corp. (Social Bonds); Series 2022-3, RB (CEP - GNMA)	5.50%	01/01/2054	2,960	3,084,456
Gainesville (City of), FL; Series 2017 A, RB	5.00%	10/01/2031	1,265	1,290,806
Greater Orlando Aviation Authority; Series 2016 B, RB(d)(e)	5.00%	10/01/2026	210	210,410
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 F, RB	5.00%	10/01/2043	1,305	1,325,987
Hillsborough (County of), FL Industrial Development Authority (Baycare Health System); Series 2024 C, Ref. RB	5.00%	11/15/2034	6,000	6,612,845
Hillsborough (County of), FL Industrial Development Authority (Silver Oaks Apartment); Series 2026, RB(d)	2.90%	05/01/2029	5,050	5,002,832
Hillsborough (County of), FL School Board (Master Lease Program); Series 2015 A, Ref. COP	5.00%	07/01/2030	2,330	2,334,640
JEA Electric System;
Series 2017 B, Ref. RB	5.00%	10/01/2032	3,410	3,475,152
Series 2017 B, Ref. RB	5.00%	10/01/2033	4,000	4,073,090
Lee (County of), FL; Series 2026 A-2, RB(c)(d)	5.00%	10/01/2031	1,000	1,060,145
Lee (County of), FL Housing Finance Authority; Series 2025 B, RB(d)	3.13%	10/01/2028	1,000	1,000,760
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lee (County of), FL Industrial Development Authority (Shell Point Obligated Group); Series 2024 B-3, RB	4.13%	11/15/2029	$1,155	$1,156,573
Miami (City of) & Dade (County of), FL School Board (The); Series 2025 A, Ref. COP	5.00%	05/01/2028	5,000	5,183,171
Miami-Dade (County of), FL;
Series 2014, RB	5.00%	10/01/2032	1,160	1,161,251
Series 2025 A, RB	5.00%	10/01/2027	1,000	1,026,484
Miami-Dade (County of), FL Expressway Authority;
Series 2010 A, RB	5.00%	07/01/2040	13,750	13,813,851
Series 2016 A, Ref. RB	5.00%	07/01/2032	2,000	2,002,776
Miami-Dade (County of), FL Housing Finance Authority (Amber Station); Series 2025 A, RB(d)	3.25%	08/01/2029	3,000	3,007,567
Orlando (City of), FL Utilities Commission; Series 2026 B-2, VRD RB(f)	2.30%	10/01/2056	2,100	2,100,000
Osceola (County of), FL; Series 2016 A, Ref. RB	5.00%	10/01/2030	1,000	1,001,669
Osceola (County of), FL Housing Finance Authority; Series 2026, RB(d)	2.65%	09/01/2028	1,850	1,832,158
Palm Beach County School District; Series 2025 A, Ref. COP	5.00%	08/01/2029	1,250	1,325,406
Palm Desert (City of), FL; Series 2026, Ref. RB	5.00%	10/01/2039	1,000	1,069,958
Peace River Manasota Regional Water Supply Authority; Series 2025 A, RB	5.00%	10/01/2037	1,725	1,890,982
Seminole (County of), FL; Series 2025 A, Ref. RB	5.00%	10/01/2030	1,000	1,082,259
Seminole (County of), FL School District;
Series 2025, RB (INS - AGI)(a)	5.00%	10/01/2027	1,300	1,332,459
Series 2025, RB (INS - AGI)(a)	5.00%	10/01/2028	1,500	1,570,150
South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group); Series 2025 B, RB(d)	5.00%	08/15/2030	7,000	7,403,677
St. Johns (County of), FL Housing Finance Authority (Oaks at St. John); Series 2023 B, RB(b)(d)	5.50%	12/01/2026	6,000	5,997,678
Tampa (City of), FL; Series 2015, Ref. RB	5.00%	04/01/2040	165	165,101
USF Financing Corp.; Series 2025, Ref. RB	5.00%	07/01/2027	1,000	1,018,761
Volusia (County of), FL Educational Facility Authority (Embry–Riddle Aeronautical University);
Series 2025, RB	5.00%	10/15/2028	800	835,472
Series 2025, RB	5.00%	10/15/2030	2,000	2,148,746
				114,236,032
Georgia–4.10%
Burke (County of), GA Development Authority (Georgia Power Company);
Series 2009, VRD RB(f)	2.20%	07/01/2049	5,000	5,000,000
Series 2018, Ref. VRD RB(f)	2.50%	11/01/2052	5,000	5,000,000
Burke (County of), GA Development Authority (The) (Georgia Power Co. Plant Vogtle); Series 2012, Ref. RB(d)	2.90%	08/21/2029	5,000	4,965,225
DeKalb (County of), GA; Series 2006 B, Ref. RB (INS - AGI)(a)	5.25%	10/01/2032	5,140	5,149,611
DeKalb (County of), GA Development Authority (The Globe Academy, Inc.); Series 2024 A, RB	4.00%	06/01/2035	635	613,146
DeKalb (County of), GA Housing Authority (Park at 500); Series 2024, RB	4.00%	03/01/2034	3,250	3,197,972
Development Authority of Monroe County (The); Series 2006, Ref. RB(d)	2.80%	03/06/2031	2,500	2,445,777
Macon-Bibb County Housing Authority; Series 2025, RB(d)	3.15%	02/01/2028	3,500	3,502,737
Main Street Energy, Inc. (Energy);
Series 2025, RB	5.00%	12/01/2029	1,500	1,550,822
Series 2026 A, RB	5.00%	10/01/2033	5,000	5,253,870
Main Street Natural Gas, Inc.;
Series 2019 C, RB(d)(e)	4.00%	09/01/2026	7,000	7,000,000
Series 2021 A, RB(d)	4.00%	09/01/2027	9,620	9,707,342
Series 2022 C, RB(b)(d)	4.00%	11/01/2027	13,200	13,184,738
				66,571,240
Hawaii–0.36%
Hawaii (State of);
Series 2014 EO, GO Bonds	5.00%	08/01/2028	1,880	1,902,554
Series 2016 FG, GO Bonds	5.00%	10/01/2030	2,890	2,895,436
Honolulu (City & County of), HI; Series 2016 A, RB	5.00%	07/01/2036	1,000	1,001,524
				5,799,514
Idaho–0.16%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2015 D, Ref. RB	5.50%	12/01/2027	1,000	1,005,740
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association; Series 2024 A, RB (CEP - GNMA)	6.00%	07/01/2054	$1,480	$1,609,829
				2,615,569
Illinois–5.73%
Aurora (City of), IL; Series 2025 C, GO Bonds	5.00%	12/30/2036	1,195	1,288,726
Chicago (City of), IL (O’Hare International Airport);
Series 2017 B, Ref. RB	5.00%	01/01/2038	1,710	1,716,856
Series 2024 D, Ref. RB	5.00%	01/01/2027	5,110	5,150,180
Series 2025 D, Ref. RB	5.00%	01/01/2027	1,120	1,128,807
Chicago (City of), IL Midway International Airport; Series 2025 B, Ref. RB	5.00%	01/01/2037	2,000	2,170,694
Collinsville (City of), IL Area Recreation District;
Series 2004, GO Bonds (INS - NATL)(a)	4.65%	12/01/2026	450	450,538
Series 2007, Ref. GO Bonds (INS - AMBAC)(a)	4.00%	12/01/2027	65	65,011
Cook & DuPage (Counties of), IL (Elmhurst Park District); Series 2025, GO Bonds	5.00%	12/15/2026	250	251,654
Cook (County of), IL;
Series 2016 A, Ref. GO Bonds(d)(e)	5.00%	11/15/2026	3,950	3,968,734
Series 2016 A, Ref. GO Bonds(d)(e)	5.00%	11/15/2026	1,000	1,004,743
Series 2018, Ref. GO Bonds(d)(e)	5.00%	11/15/2026	1,150	1,155,454
Cook (County of), IL School District No. 102 (La Grange); Series 2025, GO Bonds (INS - BAM)(a)	5.00%	12/15/2032	260	284,720
Cook County High School District No.203 New Trier Township; Series 2021 A, GO Bonds	5.00%	12/15/2027	1,255	1,292,538
DuPage County Community High School District No. 99 Downers Grove; Series 2025, GO Bonds	5.00%	12/15/2027	630	647,387
DuPage County Forest Preserve District; Series 2025, GO Bonds	5.00%	11/01/2026	1,000	1,003,519
DuPage County High School District No. 87 Glenbard; Series 2026, GO Bonds	5.00%	01/01/2036	500	551,422
Elk Grove Village (Village of), IL; Series 2017, GO Bonds	5.00%	01/01/2035	1,000	1,004,985
Grundy Kendall & Will Counties Community High School District No. 111 (Minooka); Series 2025, GO Bonds	5.00%	12/01/2026	200	201,085
Illinois (State of);
Series 2016, GO Bonds	5.00%	01/01/2027	3,510	3,516,399
Series 2019 A, GO Bonds	5.00%	11/01/2026	2,935	2,945,733
Illinois (State of) Development Finance Authority (Vincent De Paul Center); Series 2000, RB(d)	2.85%	03/01/2030	3,000	2,920,362
Illinois (State of) Finance Authority (Lutheran Life Community); Series 2026, RB	6.50%	03/01/2055	918	831,831
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2035	635	636,749
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	425	431,368
Series 2017, Ref. RB	5.00%	08/01/2028	500	506,049
Series 2017, Ref. RB	5.00%	08/01/2029	325	328,471
Illinois (State of) Finance Authority (The University of Chicago); Series 2025, Ref. RB	5.00%	04/01/2027	2,210	2,237,904
Illinois (State of) Finance Authority (Uchicago Medicine); Series 2022 B-2, RB(d)	5.00%	08/15/2027	9,850	9,987,606
Illinois (State of) Housing Development Authority (Green Bonds); Series 2024 E, Ref. VRD RB (CEP - Federal Housing Administration)(f)	1.79%	01/01/2065	3,425	3,425,000
Illinois (State of) Toll Highway Authority;
Series 2015 A, RB	5.00%	01/01/2036	4,955	4,961,351
Series 2016 A, Ref. RB	5.00%	12/01/2032	9,115	9,129,302
Series 2024 A, Ref. RB	5.00%	01/01/2036	1,275	1,397,322
Illinois Housing Development Authority; Series 2023, RB(d)	2.80%	04/01/2028	3,100	3,082,720
Kane Cook & DuPage Counties School District No. U-46 Elgin; Series 2025, GO Bonds	5.00%	01/01/2036	1,115	1,201,824
Kane McHenry Cook & De Kalb Counties Unit School District No. 300; Series 2015, Ref. GO Bonds	5.00%	01/01/2028	1,000	1,001,625
Madison-Macoupin Etc Counties Community College District No. 536; Series 2015 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	11/01/2027	1,335	1,340,417
Rock Island County Community Unit School District No 40 Moline; Series 2025, GO Bonds	5.00%	12/01/2027	135	138,752
Tender Option Bond Trust Receipts/Certificates; Series 2023, VRD RB (INS - AGI)(b)(f)	2.67%	05/01/2031	11,530	11,530,000
University of Illinois;
Series 2008 A, Ref. COP (INS - AGI)(a)	5.25%	10/01/2026	1,020	1,022,008
Series 2023 A, Ref. RB	5.00%	04/01/2031	3,050	3,293,368
West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(a)	4.75%	01/01/2029	15	15,018
Will (County of), IL; Series 2025 B, Ref. GO Bonds	5.00%	11/15/2032	1,000	1,103,743
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Winnebago, Ogle, Boone, Stephenson, DeKalb & McHenry (Counties of), IL Community College District No. 511 (Rock Valley College); Series 2025 B, Ref. GO Bonds	5.00%	01/01/2030	$2,715	$2,884,335
				93,206,310
Indiana–0.69%
Indiana (State of) Finance Authority; Series 2016, Ref. RB	5.00%	09/01/2028	1,280	1,282,904
Indiana (State of) Finance Authority (CWA Authority); Series 2014 A, RB	5.00%	10/01/2026	1,750	1,753,339
Indiana (State of) Finance Authority (Greenwood Village South); Series 2025, RB	3.75%	05/15/2032	1,000	1,000,087
Indiana (State of) Housing & Community Development Authority (Social Bonds); Series 2023 A-1, RB (CEP - GNMA)	5.75%	07/01/2053	2,060	2,167,069
Rockport (City of), IN (Indiana Michigan Power Co.); Series 2025 A, Ref. RB(d)	3.70%	06/01/2029	5,000	5,033,202
				11,236,601
Iowa–2.17%
Ames (City of), IA (Mary Greely Medical Center); Series 2016, Ref. RB	5.00%	06/15/2032	4,430	4,437,263
Iowa (State of) Finance Authority (Unitypoint Health);
Series 2014 C, RB	5.00%	02/15/2031	810	811,994
Series 2014 C, RB	5.00%	02/15/2032	3,405	3,413,308
Iowa (State of) Higher Education Loan Authority (Grinnell College); Series 2014, Ref. RB	5.00%	12/01/2032	1,675	1,678,464
Le Mars Community School District; Series 2025, GO Bonds (INS - AGI)(a)	5.00%	06/01/2029	1,410	1,486,554
PEFA Inc. (Gas);
Series 2019, RB(d)(e)	5.00%	09/01/2026	19,695	19,695,000
Series 2026 A, Ref. RB	5.00%	04/01/2028	1,630	1,666,753
Series 2026 A, Ref. RB	5.00%	04/01/2029	955	987,000
Waukee Community School District; Series 2025 A, GO Bonds	5.00%	06/01/2032	960	1,053,919
				35,230,255
Kansas–1.37%
Garden (City of), KS (Sports of the World Star Bond – Phase II); Series 2025, RB(b)	4.25%	06/01/2033	1,000	997,987
Kansas (State of) Department of Transportation; Series 2025 A, Ref. RB	5.00%	09/01/2028	7,000	7,327,374
Kansas (State of) Development Finance Authority;
Series 2025 F, RB(d)	2.95%	09/01/2027	3,300	3,295,102
Series 2026 F, RB(d)	3.05%	12/01/2028	2,000	1,998,240
Kansas (State of) Development Finance Authority (Green Bonds); Series 2025 J, RB(d)	2.70%	10/01/2028	3,000	2,968,982
University of Kansas Hospital Authority (The University of Kansas Health System); Series 2026, RB(d)	5.00%	03/01/2030	1,000	1,057,568
Wichita (City of), KS (Greenwich Star Bond Project); Series 2026, RB(b)	3.20%	09/01/2026	2,625	2,625,000
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2024 VIII, Ref. RB	5.25%	05/15/2039	1,000	1,008,275
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2016 C, RB	5.00%	09/01/2030	1,000	1,001,196
				22,279,724
Kentucky–1.69%
Jefferson County Capital Projects Corp.; Series 2007 A, Ref. RB (INS - AGI)(a)	4.38%	06/01/2028	25	25,034
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2028	1,000	1,001,481
Kentucky (Commonwealth of) Property & Building Commission (No. 133); Series 2025 A, RB	5.00%	09/01/2037	2,000	2,194,256
Kentucky (Commonwealth of) Public Energy Authority;
Series 2025 A, Ref. RB(d)	5.25%	12/01/2029	16,060	16,880,263
Series 2025 B, RB	5.00%	12/01/2033	1,800	1,831,268
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB(d)(e)	5.00%	10/01/2026	2,660	2,665,189
Series 2016 A, Ref. RB(d)(e)	5.00%	10/01/2026	2,835	2,840,530
				27,438,021
Louisiana–1.57%
East Baton Rouge (Parish of), LA School Board; Series 2025, GO Bonds (INS - BAM)(a)	5.00%	03/01/2027	250	253,139
Louisiana (State of) Gasoline & Fuels;
Series 2023 A-1, Ref. VRD RB (LOC - TD Bank, N.A.)(f)(i)	2.90%	05/01/2043	3,990	3,990,000
Series 2025 B, RB	5.00%	05/01/2027	3,200	3,252,527
Series 2025 B, RB	5.00%	05/01/2028	3,000	3,119,877
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
New Orleans (City of), LA Aviation Board (Consolidated Rental Car);
Series 2018, Ref. RB (INS - AGI)(a)	5.00%	01/01/2036	$1,250	$1,271,264
Series 2018, Ref. RB (INS - AGI)(a)	5.00%	01/01/2037	1,440	1,462,091
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(d)	3.70%	06/01/2030	2,000	1,993,520
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(d)	3.30%	07/03/2028	5,200	5,214,075
Series 2017, Ref. RB(d)	3.00%	07/02/2029	5,000	4,964,149
				25,520,642
Maine–0.28%
Maine (State of) Municipal Bond Bank;
Series 2017 C, RB	5.00%	11/01/2035	500	508,708
Series 2017 C, RB	5.00%	11/01/2037	1,250	1,270,085
Maine (State of) Turnpike Authority; Series 2025, Ref. RB (INS - AGI)(a)	5.00%	07/01/2028	1,680	1,750,144
Maine Municipal Bond Bank; Series 2017 D, Ref. RB	5.00%	11/01/2029	1,010	1,035,636
				4,564,573
Maryland–0.61%
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2017, Ref. RB	5.00%	07/01/2031	3,000	3,058,533
Maryland Economic Development Corp. (Core Natural Resources, Inc.); Series 2025, Ref. RB(b)(d)	5.00%	03/27/2035	2,155	2,275,587
Prince George’s (County of), MD (Collington Episcopal Life Care Community, Inc.); Series 2017, Ref. RB	5.00%	04/01/2028	2,110	2,120,754
Washington Suburban Sanitary Commission; Series 2015 B, VRD RB(f)	2.30%	06/01/2027	2,415	2,415,000
				9,869,874
Massachusetts–1.87%
Boston (City of), MA; Series 2026 B, Ref. GO Bonds	5.00%	06/01/2036	1,000	1,152,034
Massachusetts (Commonwealth of);
Series 2018 A, GO Bonds	5.00%	01/01/2041	1,145	1,160,422
Series 2021, RB	5.00%	06/01/2040	7,400	7,543,737
Series 2025 E, GO Bonds	5.00%	08/01/2032	2,500	2,774,521
Massachusetts (Commonwealth of) Bay Transportation Authority;
Series 2025 B, RB	5.00%	07/01/2029	2,255	2,401,234
Series 2025 B, RB	5.00%	07/01/2030	2,500	2,704,707
Massachusetts (Commonwealth of) Development Finance Agency (Lasell Village, Inc.); Series 2025, RB	5.00%	07/01/2029	1,800	1,882,980
Massachusetts (Commonwealth of) Health & Educational Facilities Authority; Series 2007 C, RB (SIFMA Municipal Swap Index + 0.90%)(j)	2.66%	11/15/2032	1,890	1,888,774
Massachusetts (Commonwealth of) School Building Authority; Series 2025, Ref. RB	5.00%	02/15/2031	600	655,550
University of Massachusetts Building Authority;
Series 2017, RB	5.25%	11/01/2042	3,305	3,355,041
Series 2017-1, RB	5.25%	11/01/2047	4,770	4,822,578
Waltham (City of), MA; Series 2008, GO Bonds	4.20%	09/15/2027	15	15,016
				30,356,594
Michigan–5.61%
Ann Arbor School District; Series 2025, Ref. GO Bonds	5.00%	05/01/2029	2,885	3,043,189
Chippewa Valley Schools; Series 2025, Ref. GO Bonds	5.00%	05/01/2030	1,000	1,074,474
Detroit (City of), MI;
Series 2006, Ref. RB (3 mo. Term SOFR + 0.60%)(j)	3.27%	07/01/2032	6,835	6,835,396
Series 2018, GO Bonds	5.00%	04/01/2035	1,750	1,781,254
Grosse Pointe Public School System; Series 2025, GO Bonds	5.00%	05/01/2027	1,000	1,015,014
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2026, RB(b)	5.00%	08/15/2036	1,000	995,579
L’Anse Creuse Public Schools; Series 2025 I, GO Bonds	5.00%	05/01/2036	1,000	1,103,539
Lansing (City of), MI Board of Water & Light; Series 2026 A, Ref. RB(d)	5.00%	07/01/2031	1,480	1,590,511
Michigan (State of) Building Authority (Facilities Program);
Series 2020, Ref. VRD RB(f)	1.86%	10/15/2042	3,100	3,100,000
Series 2023 I-M, VRD RB(f)	1.86%	04/15/2058	16,275	16,275,000
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2022, Ref. RB	5.00%	04/15/2036	2,000	2,115,582
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (McLaren Health Care); Series 2015, Ref. RB	5.00%	05/15/2034	$1,340	$1,344,475
Michigan (State of) Finance Authority (Trinity Health Credit Group);
Series 2015, Ref. RB	5.50%	12/01/2028	2,245	2,269,317
Series 2015, Ref. RB	5.50%	12/01/2029	3,075	3,108,036
Series 2016, Ref. RB	5.00%	12/01/2030	225	226,851
Michigan (State of) Housing Development Authority; Series 2022 B, VRD RB (LOC - Bank of America, N.A.)(f)(i)	1.67%	04/01/2062	15,000	15,000,000
Michigan (State of) Housing Development Authority (Clark Road Family Apartments); Series 2023, RB(d)	2.67%	10/01/2026	1,565	1,564,799
Michigan (State of) Housing Development Authority (Clark Road Senior Apartments); Series 2023, RB(d)	2.67%	10/01/2026	1,415	1,414,763
Michigan (State of) Housing Development Authority (Social Bonds); Series 2024 A, RB	6.00%	06/01/2054	3,375	3,618,515
Michigan State University; Series 2025 A, Ref. RB	5.00%	02/15/2029	2,385	2,515,444
Muskegon Heights (City of), MI; Series 2006, Ref. RB (INS - NATL)(a)	4.00%	11/01/2026	185	185,036
Rib Floater Trust; Series 2022-047, VRD RB(b)(f)	2.18%	12/01/2045	10,000	10,000,000
Tender Option Bond Trust Receipts/Certificates; Series 2025, VRD RB(b)(f)	2.18%	10/15/2050	7,995	7,995,000
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2017 C, Ref. RB	5.00%	12/01/2026	2,495	2,509,166
Series 2025, Ref. RB	5.00%	12/01/2036	485	536,609
				91,217,549
Minnesota–0.67%
Elk River Independent School District No. 728; Series 2024 A, Ref. GO Bonds (CEP - Minnesota School District)	5.00%	02/01/2031	2,000	2,177,907
Minnesota (State of) Health & Education Facilities Authority (ST. OLAF College); Series 2025, Ref. RB	5.00%	12/01/2026	1,000	1,005,046
Minnesota (State of) Health & Education Facilities Authority (University of St. Thomas); Series 2017 A, Ref. RB	5.00%	10/01/2029	1,400	1,428,820
Minnesota Municipal Gas Agency; Series 2022 B, RB (SOFR + 1.00%)(d)(j)	3.45%	12/01/2027	1,400	1,403,472
Shakopee (City of), MN; Series 2025, Ref. RB	4.45%	11/01/2035	1,300	1,289,165
St. Cloud (City of), MN (CentraCare Health System); Series 2026, Ref. RB	5.00%	05/01/2036	1,000	1,090,060
St. Paul (City of), MN Port Authority; Series 2007-1, RB	5.00%	08/01/2036	1,025	1,025,343
Stillwater (City of), MN (Orleans Homes);
Series 2007, RB(c)	5.38%	02/01/2032	900	899,934
Series 2007, RB(c)	5.50%	02/01/2042	510	486,371
				10,806,118
Mississippi–0.09%
Mississippi (State of); Series 2015 C, Ref. GO Bonds	5.00%	10/01/2026	1,500	1,502,990
Mississippi Business Finance Corp. (Northrop Grumman Corp.); Series 2006, RB	4.55%	12/01/2028	25	25,010
				1,528,000
Missouri–1.29%
Cassville School District No. R-IV; Series 2023, GO Bonds	5.25%	03/01/2039	2,220	2,264,176
Jackson County Consolidated School District No. 4;
Series 2022, GO Bonds	5.00%	03/01/2038	1,825	1,834,924
Series 2022, GO Bonds	5.00%	03/01/2039	3,005	3,019,409
Kansas City (City of), MO Industrial Development Authority; Series 2011, Ref. RB	5.50%	09/01/2027	1,205	1,207,824
Maryland Heights (City of), MO (Westport Plaza Redevelopment); Series 2020, RB	4.13%	11/01/2038	790	726,158
Missouri (State of) Health & Educational Facilities Authority (St. Anthony’s Medical Center); Series 2015 B, Ref. RB	5.00%	02/01/2036	6,245	6,251,659
Missouri (State of) Health & Educational Facilities Authority (St. Louis University); Series 2015 A, RB	5.00%	10/01/2038	4,500	4,504,030
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2030	1,215	1,227,268
				21,035,448
Montana–0.06%
Montana (State of) Board of Housing (Hidden Creek 4); Series 2026, RB(d)	3.05%	05/01/2029	1,000	998,225
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–0.53%
Douglas (County of), NE (Creighton University); Series 2025, Ref. RB	5.00%	07/01/2027	$1,000	$1,018,096
Gretna Public Schools; Series 2022 B, GO Bonds	5.00%	12/15/2027	1,150	1,155,970
Omaha Public Power District Nebraska City Station Unit 2; Series 2026 A, Ref. RB	5.00%	02/01/2040	1,250	1,337,175
Omaha School District; Series 2016, GO Bonds	5.00%	12/15/2032	5,000	5,028,161
				8,539,402
Nevada–0.45%
Sparks Tourism Improvement District No. 1; Series 2025, RB	3.88%	06/15/2028	780	779,256
Washoe (County of), NV (Sierra Pacific Power Corp.);
Series 2016, Ref. RB(d)	3.63%	10/01/2029	1,500	1,500,363
Series 2016, Ref. RB(c)(d)	4.13%	10/01/2029	5,000	5,045,880
				7,325,499
New Hampshire–1.07%
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	5,131	4,983,341
New Hampshire (State of) Business Finance Authority (Social Certificates);
Series 2024-1A, RB	4.25%	07/20/2041	3,842	3,731,573
Series 2024-3, Revenue Ctfs.	4.16%	10/01/2051	4,929	4,632,044
New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2031	4,000	4,004,113
				17,351,071
New Jersey–2.62%
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2032	815	827,699
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2026, Ref. RB	5.00%	07/01/2029	10,000	10,600,661
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds);
Series 2022 I, RB	5.00%	10/01/2053	2,045	2,108,036
Series 2024 B, RB	3.50%	05/01/2029	3,625	3,654,454
Subseries 2024 D, RB (CEP - GNMA)	2.90%	11/01/2027	2,500	2,493,756
New Jersey (State of) Transportation Trust Fund Authority;
Series 2016 A-1, RN	5.00%	06/15/2028	1,140	1,146,318
Series 2018 A, Ref. RN	5.00%	06/15/2029	5,000	5,024,031
Series 2024 A, Ref. RB	5.00%	06/15/2036	1,000	1,094,176
Series 2025 AA, RB	5.00%	06/15/2037	3,000	3,283,415
New Jersey (State of) Turnpike Authority;
Series 2014 A, RB	5.00%	01/01/2027	3,090	3,096,004
Series 2025 B, RB	5.00%	01/01/2028	4,000	4,123,641
Series 2027 A, Ref. RB	5.00%	01/01/2029	5,000	5,197,570
				42,649,761
New Mexico–0.24%
Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010, Ref. RB(d)	3.90%	06/01/2028	3,900	3,939,521
New York–8.04%
Long Island (City of), NY Power Authority; Series 2025 B, RB(d)	3.00%	09/01/2028	5,000	4,990,793
Metropolitan Transportation Authority;
Series 2002 D, VRD Ref. RB (LOC - Truist Bank)(f)(i)	3.05%	11/01/2032	6,500	6,500,000
Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(f)(i)	3.05%	11/15/2050	4,000	4,000,000
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	607,990
Monroe County Industrial Development Corp. (Andrews Terrace Community); Series 2024, RB(d)	5.00%	07/01/2027	5,000	5,082,591
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2032	1,500	1,504,228
New York & New Jersey (States of) Port Authority; One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	470	470,558
New York (City of), NY;
Series 2012, VRD GO Bonds(f)	2.20%	04/01/2042	12,885	12,885,000
Series 2021-3, VRD GO Bonds(f)	2.20%	04/01/2042	16,000	16,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Municipal Water Finance Authority;
Series 2010, VRD RB(f)	2.25%	06/15/2043	$5,725	$5,725,000
Series 2014, VRD RB(f)	2.25%	06/15/2049	4,000	4,000,000
Series 2018 EE, Ref. RB	5.00%	06/15/2040	3,000	3,049,881
Series 2026, Ref. VRD RB(f)	2.25%	06/15/2041	1,000	1,000,000
New York (City of), NY Transitional Finance Authority; Series 2018, VRD RB(f)	3.00%	08/01/2042	2,000	2,000,000
New York (State of) Dormitory Authority; Series 2025, RB	3.05%	11/15/2030	2,625	2,616,814
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2025, Ref. RB	5.00%	05/01/2034	3,000	3,304,344
New York (State of) Dormitory Authority (St. John’s University);
Series 2025, Ref. RB	5.00%	07/01/2027	450	458,592
Series 2025, Ref. RB	5.00%	07/01/2028	1,000	1,039,381
New York (State of) Dormitory Authority (White Plains Hospital Obligated Group);
Series 2024, RB	5.00%	10/01/2029	750	782,823
Series 2024, RB	5.00%	10/01/2030	750	789,491
Series 2024, RB	5.00%	10/01/2031	1,000	1,059,983
Series 2024, RB	5.00%	10/01/2033	1,100	1,181,669
New York (State of) Housing Finance Agency (Green Bonds);
Series 2023 E-2, RB(d)	3.80%	05/01/2027	4,000	4,001,997
Series 2023 E-2, RB(d)	3.88%	05/01/2028	2,580	2,581,186
Series 2024, RB(d)	3.45%	11/01/2029	7,200	7,200,630
New York City Housing Development Corp. (Green Bonds);
Series 2022 B-2, RB (CEP - Federal Housing Administration)(d)	3.40%	12/22/2026	6,490	6,492,842
Series 2022 C-3, VRD RB(f)	1.76%	05/01/2062	5,000	5,000,000
New York State Environmental Facilities Corp. (Casella Waste Systems, Inc.); Series 2020, RB(b)(c)(d)	4.25%	09/03/2030	1,000	1,012,805
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB(c)	5.00%	08/01/2031	19,070	19,039,431
Series 2020, Ref. RB(c)	5.25%	08/01/2031	6,100	6,303,016
				130,681,045
North Carolina–1.62%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2016, Ref. RB	5.00%	01/15/2034	1,500	1,502,063
North Carolina (State of) (Garvee);
Series 2025, Ref. RB	5.00%	03/01/2027	10,000	10,118,052
Series 2025, Ref. RB	5.00%	03/01/2028	6,000	6,207,040
North Carolina (State of) Medical Care Commission; Series 2025, RB	3.90%	01/01/2029	680	680,422
North Carolina (State of) Medical Care Commission (Porters Neck Village); Series 2026 B-3, RB	3.35%	01/01/2031	2,400	2,393,750
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS - AGI)	5.00%	01/01/2029	1,190	1,198,646
Raleigh (City of), NC Housing Authority (Tryon Flats); Series 2025, RB(d)	2.95%	03/01/2029	2,240	2,230,492
University of North Carolina; Series 2008 A, RB (INS - AGI)(a)	4.75%	10/01/2028	10	10,015
Wilmington Housing Authority; Series 2025, RB(d)	2.95%	05/01/2028	2,000	1,998,520
				26,339,000
North Dakota–0.49%
Horace (City of), ND;
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2030	520	543,214
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2031	550	578,303
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2032	580	612,657
Series 2024 C, Ref. GO Bonds	5.00%	05/01/2033	610	646,576
North Dakota (State of) Housing Finance Agency; Series 2015, VRD RB(f)	1.74%	07/01/2036	5,615	5,615,000
				7,995,750
Ohio–2.89%
American Municipal Power, Inc. (Combined Hydroelectric); Series 2025, Ref. RB	5.00%	02/15/2033	250	275,371
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	5.00%	06/01/2029	1,000	1,048,639
Cleveland (City of), OH; Series 2008 B-2, RB (INS - NATL)(a)(g)	0.00%	11/15/2026	3,545	3,521,577
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2023, RB(d)	5.00%	02/01/2027	3,000	3,004,623
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Columbus (City of), OH; Series 2015, Ref. RB	5.00%	06/01/2030	$1,575	$1,578,043
Columbus Regional Airport Authority (John Glenn Columbus International Airport); Series 2025, Ref. RB	5.00%	01/01/2036	850	938,391
Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGI)(a)(c)	5.00%	12/01/2026	1,335	1,336,537
Franklin (County of), OH; Series 2015, RB	5.00%	05/15/2031	880	887,859
Hamilton (County of), OH; Series 2016 A, Ref. RB(d)(e)	5.00%	12/01/2026	3,430	3,449,908
Ohio (State of) Air Quality Development Authority (American Electric Power Company); Series 2026, Ref. RB(d)	3.50%	04/01/2030	1,200	1,196,927
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.);
Series 2026, RB	3.88%	01/01/2036	2,500	2,438,252
Series 2026, RB(c)	4.13%	01/01/2036	1,260	1,245,328
Ohio (State of) Higher Educational Facility Commission (University of Dayton 2025); Series 2025, Ref. RB	5.00%	02/01/2036	780	854,474
Ohio (State of) Higher Educational Facility Commission (University of Dayton);
Series 2018, Ref. RB	5.00%	12/01/2030	665	686,311
Series 2018, Ref. RB	5.00%	12/01/2034	1,050	1,076,080
Series 2018, Ref. RB	5.00%	12/01/2035	2,000	2,044,574
Ohio State University (The);
Series 2023, Ref. VRD RB(f)	1.70%	06/01/2035	9,160	9,160,000
Series 2023, VRD Ref. RB(f)	1.80%	06/01/2043	3,000	3,000,000
Pickerington Local School District; Series 2025, Ref. GO Bonds	5.00%	12/01/2032	1,000	1,099,465
RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	305	305,167
Scioto (County of), OH (Southern Ohio Medical Center);
Series 2016, Ref. RB	5.00%	02/15/2032	2,550	2,551,663
Series 2016, Ref. RB	5.00%	02/15/2033	2,855	2,856,570
Westerville City School District; Series 2018, COP	5.00%	12/01/2039	2,450	2,476,664
				47,032,423
Oklahoma–0.87%
Oklahoma (State of) Capitol Improvement Authority (Capitol Repair); Series 2018 C, RB	5.00%	01/01/2038	2,320	2,342,424
Oklahoma (State of) Development Finance Authority;
Series 2025 B, Ref. RB	5.00%	06/01/2027	430	437,117
Series 2025 B, Ref. RB	5.00%	06/01/2028	325	336,793
Series 2025 B, Ref. RB	5.00%	06/01/2029	595	628,759
Oklahoma (State of) Municipal Power Authority; Series 2025 A, Ref. RB (INS - AGI)(a)	5.00%	01/01/2033	300	329,548
Oklahoma (State of) Turnpike Authority; Series 2018 A, RB	5.00%	01/01/2034	1,125	1,131,495
Oklahoma Water Resources Board; Series 2025, RB	5.00%	10/01/2027	530	543,692
Tulsa (City of), OK Airports Improvement Trust (American Airlines, Inc.); Series 2025, Ref. RB(c)	6.25%	12/01/2035	1,000	1,111,727
Tulsa County Independent School District No. 1 Tulsa; Series 2025 B, GO Bonds	5.00%	08/01/2028	5,000	5,216,870
Tulsa County Independent School District No. 4 Bixby; Series 2025, GO Bonds	5.00%	06/01/2027	1,000	1,016,477
University of Oklahoma (The); Series 2025 A, Ref. RB	5.00%	07/01/2027	1,000	1,019,427
				14,114,329
Oregon–1.13%
Albany Hospital Facility Authority; Series 2026, RB	3.20%	11/15/2029	2,000	2,001,363
Morrow (Port of), OR; Series 2024 A, GO Bonds(b)	5.15%	10/01/2026	5,000	5,001,006
Oregon (State of);
Series 2020 J, Ref. VRD GO Bonds(f)	2.10%	06/01/2039	600	600,000
Series 2022, VRD GO Bonds(f)	3.05%	06/01/2045	1,400	1,400,000
Oregon (State of) Housing & Community Services Department (Verde Pines); Series 2025 O, RB(d)	3.10%	02/01/2028	1,875	1,875,626
Oregon Health & Science University;
Series 2016 B, Ref. RB	5.00%	07/01/2033	1,275	1,276,337
Series 2016 B, Ref. RB	5.00%	07/01/2036	3,270	3,272,816
Series 2016 B, Ref. RB	5.00%	07/01/2039	2,890	2,892,030
				18,319,178
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–3.94%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University); Series 2017, RB(e)	5.00%	10/15/2026	$85	$85,233
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018, Ref. RB	5.00%	04/01/2033	3,800	3,878,864
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2035	2,025	2,048,777
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School);
Series 2024, Ref. RB(b)	5.00%	10/01/2029	350	358,608
Series 2024, Ref. RB(b)	5.00%	10/01/2034	705	725,892
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation, LLC); Series 2023 A, Ref. RB(d)	4.10%	04/03/2028	3,000	3,048,590
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement); Series 2015, RB(c)	5.00%	12/31/2038	1,000	1,001,297
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority; Series 2016 AT-1, RB	5.00%	06/15/2031	1,965	1,967,661
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD Ref. RB(f)	2.57%	09/01/2045	10,095	10,095,000
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB (INS - AGI)(a)	5.00%	06/01/2031	12,365	12,428,905
Series 2016 A, Ref. RB (INS - AGI)(a)	5.00%	06/01/2032	2,885	2,898,963
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2016 A, Ref. RB	5.00%	12/01/2030	9,990	10,038,608
Series 2023 B, VRD Ref. RB (LOC - TD Bank, N.A.)(f)(i)	2.28%	12/01/2043	6,320	6,320,000
Pennsylvania State University (The); Series 2017 A, RB	5.00%	09/01/2033	975	993,538
Philadelphia (City of), PA; Series 2017 A, Ref. RB	5.00%	07/01/2042	1,740	1,752,223
Philadelphia (City of), PA (1998 General Ordinance);
Fourteenth Series 2016, Ref. RB(d)(e)	5.00%	10/05/2026	3,270	3,275,039
Fourteenth Series 2016, Ref. RB(d)(e)	5.00%	10/05/2026	1,400	1,402,015
Philadelphia (City of), PA Housing Authority (PHADC Acquition Program); Series 2025, RB	5.00%	03/01/2027	1,400	1,415,828
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	290	294,765
				64,029,806
Puerto Rico–0.12%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - SGI)(a)	5.00%	07/01/2027	1,505	1,505,452
Series 2008 WW, RB (INS - AGI)(a)	5.25%	07/01/2033	500	500,657
				2,006,109
Rhode Island–0.87%
Rhode Island Health & Educational Building Corp. (Higher Education Facilities- Brown); Series 2005 A, VRD RB(f)	1.77%	05/01/2035	7,500	7,500,000
Rhode Island Housing & Mortgage Finance Corp. (Green Bonds); Series 2024 1-A, RB (CEP - Federal Housing Administration)(d)	3.60%	10/01/2027	2,075	2,075,390
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	4.50%	06/01/2045	4,740	4,639,755
				14,215,145
South Carolina–1.05%
Corp ForGreer (City Improvement); Series 2025, RB	5.00%	09/01/2028	150	156,716
Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	621,105
Piedmont Municipal Power Agency; Series 2021 C, Ref. RB	5.00%	01/01/2032	4,000	4,018,214
South Carolina (State of) Jobs-Economic Development Authority (Beaufort Memorial Hospital & South of Broad Healthcare);
Series 2024, RB	5.00%	11/15/2027	250	253,994
Series 2024, RB	5.00%	11/15/2028	275	282,188
Series 2024, RB	5.00%	11/15/2029	250	258,017
Series 2024, RB	5.00%	11/15/2030	250	258,668
Series 2024, RB	5.00%	11/15/2031	280	290,545
South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Mercy Health); Series 2025, Ref. RB(d)	5.00%	11/01/2030	3,490	3,706,393
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Public Service Authority;
Series 2016 A, Ref. RB	5.00%	12/01/2029	$1,275	$1,276,477
Series 2016 A, Ref. RB (INS - AGI)(a)	5.00%	12/01/2032	3,375	3,378,525
Series 2016 A, Ref. RB	5.00%	12/01/2035	1,525	1,526,118
Series 2025 B, Ref. RB	5.00%	12/01/2026	1,000	1,005,981
				17,032,941
South Dakota–0.22%
South Dakota (State of) Housing Development Authority; Series 2025 G, Ref. VRD RB (CEP - GNMA)(f)	2.20%	11/01/2050	3,500	3,500,000
Tennessee–1.54%
Clarksville (City of), TN;
Series 2025, Ref. RB	5.00%	09/01/2026	1,000	1,000,000
Series 2025, Ref. RB	5.00%	09/01/2027	1,220	1,248,574
Johnson City (City of), TN Health & Educational Facilities Board (Lakewood Apartments); Series 2026, RB(d)	2.85%	04/01/2028	1,125	1,125,000
Knoxville (City of), TN Industrial Development Board (Maplehurst Park Apartments); Series 2025, RB(b)	4.25%	11/01/2030	1,500	1,486,629
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Parkwood Villa Apts); Series 2025, RB(d)	3.15%	12/01/2027	2,700	2,703,392
Shelby (County of), TN; Series 2022 A, GO Bonds	5.00%	04/01/2031	1,980	2,158,308
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2027	1,130	1,136,785
Tennessee Energy Acquisition Corp. (Gas); Series 2023 A-1, Ref. RB(d)	5.00%	05/01/2028	7,415	7,587,817
Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	2,295	2,393,576
Williamson (County of), TN Industrial Development Board; Series 2023, RB(d)	5.00%	05/01/2027	4,125	4,138,466
				24,978,547
Texas–11.13%
Abilene (City of), TX; Series 2025, Ref. GO Bonds	5.00%	02/15/2027	1,000	1,010,458
Aldine Independent School District; Series 2017, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	2,300	2,314,128
Alvin College; Series 2025, Ref. GO Bonds	5.00%	02/15/2027	1,440	1,454,338
Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.); Series 2025, Ref. RB(b)	5.00%	06/15/2030	1,760	1,814,276
Austin (City of), TX; Series 2025, Ref. GO Bonds	5.00%	09/01/2031	1,255	1,368,632
Austin Independent School District; Series 2017, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2035	1,160	1,161,354
Baytown (City of), TX; Series 2026, Ctfs. Of Obligations	5.00%	02/01/2037	1,000	1,083,019
Board of Regents of the University of Texas System; Series 2026 B-1, VRD RB(f)	1.72%	08/01/2056	14,000	14,000,000
Boerne Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(d)	3.85%	12/01/2027	2,405	2,429,509
Brazoria County Toll Road Authority; Series 2024, RB(d)	5.38%	09/01/2027	5,000	5,062,034
Brooks Development Authority; Series 2025 B, Ref. RB(b)(d)	5.00%	08/15/2032	1,500	1,563,861
Celina (City of), TX; Series 2026, Ctfs. Of Obligations	5.00%	09/01/2035	1,000	1,112,603
Clear Creek Independent School District; Series 2019, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2033	425	436,738
Conroe Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	2,000	2,198,544
Coppell Independent School District; Series 2026, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2037	1,200	1,326,310
Crowley Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2027	965	974,491
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2025 A-2, RB(c)(d)	5.00%	11/01/2029	3,000	3,141,502
Dallas (City of), TX;
Series 2015 A, Ref. RB	5.00%	10/01/2032	3,940	3,946,674
Series 2017, RB	5.00%	10/01/2031	1,745	1,781,982
Dallas (City of), TX (Palladium Bucker Station); Series 2025, RB(d)	3.05%	08/01/2028	4,000	3,996,794
Dallas (City of), TX Area Rapid Transit; Series 2016 B, Ref. RB	5.00%	12/01/2033	16,920	17,010,439
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Dallas (City of), TX Independent School District; Series 2026 A, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2040	$5,000	$5,331,832
Dallas College;
Series 2022, GO Bonds	5.00%	02/15/2033	500	508,885
Series 2022, GO Bonds	5.00%	02/15/2035	3,250	3,253,953
Denton (City of), TX;
Series 2017, RB(d)(e)	5.00%	12/01/2026	3,240	3,258,395
Series 2017, RB(d)(e)	5.00%	12/01/2026	1,320	1,327,494
DeSoto Independent School District; Series 2015 B, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/15/2032	2,000	2,002,709
Dripping Springs Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	1,000	1,084,720
Ector County Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2027	2,015	2,061,332
Forney Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2028	750	784,183
Fort Bend (County of), TX; Series 2025, Ref. RB (INS - AGI)(a)	5.00%	03/01/2028	1,000	1,033,759
Fort Bend Independent School District; Series 2026 B, Ref. GO Bonds (CEP - Texas Permanent School Fund)(d)	3.13%	08/01/2029	2,500	2,482,296
Garland (City of), TX;
Series 2026, Ref. RB (INS - AGI)(a)	5.00%	03/01/2041	375	392,938
Series 2026, Ref. RB (INS - AGI)(a)	5.00%	03/01/2042	475	495,303
Grapevine-Colleyville Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2030	3,500	3,781,143
Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGI)(a)	4.00%	09/01/2030	620	620,258
Harris (County of), TX; Series 2016 A, Ref. RB	5.00%	08/15/2034	1,685	1,687,110
Harris County Cultural Education Facilities Finance Corp. (Teco Project); Series 2017, Ref. RB	5.00%	11/15/2033	3,675	3,741,115
Houston (City of), TX; Series 2018 C, Ref. VRD RB(f)	2.29%	05/15/2034	5,000	5,000,000
Irving Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	425	439,674
Katy Independent School District;
Series 2017, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	600	605,494
Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2027	1,500	1,515,960
Klein Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2029	2,000	2,124,112
La Porte (County of), TX; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	2,720	2,949,257
La Vernia (City of), TX; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	1,000	1,069,505
Lamar Consolidated Independent School District; Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	1,000	1,003,813
Love Field Airport Modernization Corp.; Series 2015, RB(c)	5.00%	11/01/2035	1,200	1,202,526
Lubbock (City of), TX; Series 2025, RB	5.00%	02/15/2036	1,160	1,273,794
Lubbock Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	1,540	1,669,131
Mansfield Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	1,725	1,785,311
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(c)(d)(e)	4.63%	10/01/2026	865	866,200
Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	20	20,017
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(b)	4.00%	08/15/2027	1,040	1,037,162
North East Texas Regional Mobility Authority; Series 2025 A, Ref. RB	5.00%	01/01/2033	500	543,579
North Harris (County of), TX Regional Water Authority;
Series 2013, Ref. RB (INS - BAM)(a)	5.00%	12/15/2030	205	205,380
Series 2016, Ref. RB	5.00%	12/15/2032	575	577,971
North Texas Municipal Water District; Series 2025, Ref. RB	5.00%	09/01/2030	1,750	1,884,615
North Texas Tollway Authority; Series 2017 A, Ref. RB	5.00%	01/01/2032	4,265	4,292,725
Pearland Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	1,250	1,370,275
Permanent University Fund - University of Texas System; Series 2025 A, Ref. RB	5.00%	07/01/2036	6,695	7,498,349
Plano (City of), TX; Series 2023, Ref. GO Bonds	5.00%	09/01/2036	3,370	3,638,592
Prosper Independent School District; Series 2025, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	1,750	1,933,094
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Round Rock Independent School District; Series 2025 C, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2027	$2,500	$2,557,074
San Antonio (City of), TX;
Series 2024 A, VRD RB(f)	3.05%	05/01/2054	8,000	8,000,000
Series 2026 A, RB(d)	2.90%	12/01/2027	1,000	993,173
San Antonio Independent School District; Series 2016, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2031	1,615	1,617,653
Schertz-Cibolo-Universal City Independent School District; Series 2026 B, GO Bonds (CEP - Texas Permanent School Fund)(d)	3.13%	02/01/2029	1,000	999,465
Sherman Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	800	827,970
Southwest Higher Education Authority, Inc. (Southern Methodist University); Series 2017, Ref. RB	5.00%	10/01/2040	1,175	1,187,143
Texas (State of); Series 2014, GO Bonds(d)	2.80%	10/01/2030	4,000	3,948,047
Texas (State of) Water Development Board (State Water Implementation Fund); Series 2015 A, RB	5.00%	10/15/2031	2,875	2,879,650
Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(j)	2.31%	09/15/2027	3,670	3,666,603
Texas Municipal Gas Acquisition & Supply Corp. IV;
Series 2026 A, RB	5.00%	03/01/2028	425	433,747
Series 2026 A, RB	5.00%	03/01/2029	300	309,175
Texas Municipal Gas Acquisition & Supply Corp. V;
Series 2026, RB	5.00%	04/01/2028	1,000	1,021,308
Series 2026, RB	5.00%	04/01/2030	1,000	1,035,200
Texas Municipal Gas Acquisition & Supply Corp. VI;
Series 2025, RB	5.00%	01/01/2027	400	402,047
Series 2025, RB	5.00%	01/01/2028	275	280,196
Series 2025, RB	5.00%	01/01/2029	500	514,750
Tomball Independent School District; Series 2025, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	1,300	1,391,241
University of Houston;
Series 2017 A, Ref. RB	5.00%	02/15/2033	375	375,498
Series 2017 A, Ref. RB	5.00%	02/15/2034	840	841,052
West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(a)	5.00%	08/15/2030	45	45,883
				180,868,522
Utah–0.66%
Downtown Revitalization Public Infrastructure District (SEG Redevelopment); Series 2025, RB (INS - AGI)(a)	5.00%	06/01/2027	1,000	1,017,076
Local Building Authority of Alpine School District (West School District);
Series 2025, RB	5.00%	03/15/2029	1,000	1,057,504
Series 2025, RB	5.00%	03/15/2030	1,000	1,074,975
Ogden City School District; Series 2020, GO Bonds (CEP - Utah School Bond Guaranty)	5.00%	06/15/2029	1,000	1,062,066
Salt Lake City (City of), UT; Series 2025 A, RB(c)	5.00%	07/01/2040	1,550	1,618,762
Utah (State of) Transit Authority; Series 2025, Ref. RB	5.00%	12/15/2028	1,600	1,685,400
Utah Housing Corp. (Liberty Corner); Series 2025, RB(d)	3.00%	09/01/2029	3,300	3,283,124
				10,798,907
Vermont–0.14%
Vermont Municipal Bond Bank; Series 2025, Ref. RB	5.00%	12/01/2031	2,000	2,197,983
Virginia–0.44%
Richmond (City of), VA Redevelopment & Housing Authority; Series 2026, RB(d)	3.05%	06/01/2028	2,000	2,000,135
Virginia (Commonwealth of) Port Authority;
Series 2025, RB	5.00%	07/01/2027	675	687,889
Series 2025, RB	5.00%	07/01/2030	510	549,831
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2023 B-3, RB	5.38%	09/01/2029	1,850	1,852,588
Wise (County of), VA Industrial Development Authority; Series 2009, RB(d)	3.13%	10/01/2030	2,000	1,991,158
				7,081,601
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–3.33%
Central Puget Sound Regional Transit Authority; Series 1999, RB (INS - NATL)(a)	4.75%	02/01/2028	$640	$646,479
Energy Northwest;
Series 2018 C, Ref. RB	5.00%	07/01/2031	1,285	1,332,538
Series 2018 C, Ref. RB	5.00%	07/01/2033	1,000	1,034,067
Series 2025 A, Ref. RB	5.00%	07/01/2027	5,000	5,099,638
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	5	5,002
King (County of), WA;
Series 2025 B, Ref. VRD RB(f)	3.00%	01/01/2042	8,310	8,310,000
Series 2025, VRD RB(f)	3.00%	01/01/2065	3,000	3,000,000
King County School District No. 401 Highline; Series 2025, GO Bonds (CEP - Washington School Bond Guaranty)	5.00%	12/01/2036	700	776,460
King County School District No. 411 Issaquah; Series 2018, GO Bonds (CEP - Washington School Bond Guaranty)	5.00%	12/01/2033	535	548,902
King County School District No. 414 Lake Washington; Series 2018, GO Bonds (CEP - Washington School Bond Guaranty)	5.00%	12/01/2036	3,105	3,190,450
Lewis (County of), WA Public Utility District No. 1; Series 2013, Ref. RB	5.25%	04/01/2032	5,000	5,038,233
Seattle (City of), WA; Series 2025, Ref. RB	5.00%	02/01/2030	1,000	1,071,953
Seattle (Port of), WA;
Series 2017, GO Bonds	5.00%	01/01/2036	4,000	4,025,379
Series 2018 A, RB(c)	5.00%	05/01/2032	2,000	2,023,448
Snohomish (County of), WA Public Utility District No. 1; Series 2025 B, Ref. RB	5.00%	12/01/2036	1,000	1,117,239
Vancouver Housing Authority; Series 2026, RB	5.00%	08/01/2029	800	828,310
Washington (State of);
Series 2017 B, GO Bonds	5.00%	08/01/2040	4,125	4,178,288
Series 2018 C, GO Bonds	5.00%	02/01/2039	1,005	1,024,454
Series 2025 A, GO Bonds	5.00%	08/01/2032	2,690	2,973,085
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2026	2,540	2,542,290
Series 2012 A, RB	5.00%	10/01/2027	2,415	2,417,121
Series 2012 A, RB	5.00%	10/01/2028	165	165,860
Washington State University; Series 2025, Ref. RB	5.00%	04/01/2035	2,490	2,782,640
				54,131,836
West Virginia–0.44%
West Virginia (State of) Economic Development Authority; Series 2014, Ref. RB(c)(d)	3.75%	06/13/2030	3,000	2,978,243
West Virginia (State of) Economic Development Authority (Commercial Metals Co.); Series 2025, RB(c)(d)	4.63%	05/15/2032	1,000	1,015,249
West Virginia (State of) Economic Development Authority (Appalachain Power Company- AMOS Project); Series 2011 A, RB(c)(d)	3.30%	09/01/2028	2,000	1,995,608
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System Obligated Group); Series 2017, RB	5.00%	06/01/2035	1,100	1,110,142
				7,099,242
Wisconsin–1.53%
Central Brown (County of), WI Water Authority; Series 2024 A, Ref. RB	5.00%	11/01/2026	1,455	1,460,392
Somers (Village of), WI; Series 2018 B, Ref. RB	4.85%	06/01/2036	1,235	1,235,316
University of Wisconsin Hospitals & Clinics; Series 2024 C, Ref. VRD RB(f)	2.15%	04/01/2054	4,500	4,500,000
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	1,350	1,355,948
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group); Series 2013, RB	5.00%	08/15/2027	800	801,957
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Health Corp.); Series 2026, Ref. RB(d)	5.00%	12/01/2033	5,000	5,376,749
Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health);
Series 2014 A, RB	5.00%	12/01/2028	980	983,174
Series 2014 A, RB	5.00%	12/01/2029	1,475	1,478,664
Wisconsin (State of) Housing & Economic Development Authority; Series 2023 E, RB(d)	3.88%	05/01/2027	340	340,172
Wisconsin (State of) Public Finance Authority (Campo Del Sol); Series 2025, RB(b)(g)	0.00%	12/15/2033	1,528	965,896
Wisconsin (State of) Public Finance Authority (Cincinnati Classical Academy); Series 2024, RB(b)	5.25%	06/15/2035	1,070	1,070,087
Wisconsin (State of) Public Finance Authority (Duke Energy Progress); Series 2022, Ref. RB(d)	3.30%	10/01/2026	1,745	1,745,581
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Milo Farms); Series 2025, RB(b)(g)	0.00%	12/15/2039	$3,000	$1,118,851
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	450	453,155
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016, Ref. RB	5.00%	06/01/2040	1,000	1,002,402
Wisconsin (State of) Public Finance Authority (Sky Harbour Capital Iii Llc Aviation Facilities); Series 2026, RB(b)(c)(d)	6.00%	01/01/2031	1,000	1,018,325
				24,906,669
Total Municipal Obligations (Cost $1,587,392,943)				1,585,456,906
			Shares
Exchange-Traded Funds–0.05%
Invesco Rochester High Yield Municipal ETF (Cost $872,410)(k)			17,000	851,870
	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–0.00%
California–0.00%
CalPlant I LLC; Exit Facility (Cost $75,000)(b)(l)	15.00%	02/28/2027	$75	14,716
			Shares
MuniFund Preferred Shares–1.20%
Nuveen AMT-Free Municipal Credit Income Fund; Series B(f)	2.21%		9,410,000	9,410,000
Nuveen AMT-Free Quality Municipal Income Fund; MFP, Series D	2.86%		10,000,000	10,000,000
Total MuniFund Preferred Shares (Cost $19,410,000)				19,410,000

Common Stocks & Other Equity Interests–0.00%
BL Train Holdings West LLC; Wts. expiring 11/26/2035 (Cost $0)(l)			12,000	24,000
TOTAL INVESTMENTS IN SECURITIES(m)–98.80% (Cost $1,607,750,353)				1,605,757,492
OTHER ASSETS LESS LIABILITIES–1.20%				19,564,330
NET ASSETS–100.00%				$1,625,321,822
Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
MFP	– MuniFund Preferred Shares
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
VRD	– Variable Rate Demand
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco Short Term Municipal Fund

Notes to Schedule of Investments:
(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $83,154,170, which represented 5.12% of the Fund’s Net Assets.

(c)	Security subject to the alternative minimum tax.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2026.

(g)	Zero coupon bond issued at a discount.
(h)	Restricted security. The aggregate value of these securities at August 31, 2026 was $3,857,575, which represented less than 1% of the Fund’s Net Assets.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2026.
(k)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2026.

	Value August 31, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2026	Dividend Income
Invesco Rochester High Yield Municipal ETF*	$844,625	$-	$-	$7,785	$-	$851,870	$44,226

*	Includes return of capital distribution.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco Short Term Municipal Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $1,606,877,943)	$1,604,905,622
Investments in affiliates, at value (Cost $872,410)	851,870
Cash	14,013,802
Receivable for:
Investments sold	9,847,675
Fund shares sold	2,644,126
Interest	16,479,502
Investments matured, at value (Cost $1,398,455)	268,266
Investment for trustee deferred compensation and retirement plans	73,701
Other assets	73,678
Total assets	1,649,158,242
Liabilities:
Payable for:
Investments purchased	19,885,679
Dividends	1,550,219
Fund shares reacquired	1,823,051
Accrued fees to affiliates	413,476
Accrued trustees’ and officers’ fees and benefits	7,551
Accrued other operating expenses	82,743
Trustee deferred compensation and retirement plans	73,701
Total liabilities	23,836,420
Net assets applicable to shares outstanding	$1,625,321,822
Net assets consist of:
Shares of beneficial interest	$1,673,002,907
Distributable earnings (loss)	(47,681,085)
$1,625,321,822
Net Assets:
Class A	$502,483,521
Class Y	$1,020,092,297
Class R6	$102,746,004
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	136,170,249
Class Y	276,470,043
Class R6	27,761,860
Class A:
Net asset value and offering price per share	$3.69
Class Y:
Net asset value and offering price per share	$3.69
Class R6:
Net asset value and offering price per share	$3.70
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco Short Term Municipal Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$56,420,191
Dividends from affiliates	44,226
Total investment income	56,464,417
Expenses:
Advisory fees	6,263,768
Administrative services fees	225,546
Custodian fees	7,828
Distribution fees:
Class A	1,240,940
Transfer agent fees — A and Y	1,250,851
Transfer agent fees — R6	15,653
Trustees’ and officers’ fees and benefits	34,986
Registration and filing fees	142,841
Reports to shareholders	59,548
Professional services fees	111,337
Other	17,240
Total expenses	9,370,538
Net investment income	47,093,879
Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(356,656))	(596,720)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,398,654)
Affiliated investment securities	7,785
(8,390,869)
Net realized and unrealized gain (loss)	(8,987,589)
Net increase in net assets resulting from operations	$38,106,290
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco Short Term Municipal Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$47,093,879	$48,098,285
Net realized gain (loss)	(596,720)	(1,464,424)
Change in net unrealized appreciation (depreciation)	(8,390,869)	(4,539,025)
Net increase in net assets resulting from operations	38,106,290	42,094,836
Distributions to shareholders from distributable earnings:
Class A	(13,915,564)	(14,436,044)
Class Y	(30,872,832)	(34,218,730)
Class R6	(3,159,627)	(3,203,952)
Total distributions from distributable earnings	(47,948,023)	(51,858,726)
Share transactions–net:
Class A	47,036,043	(8,126,574)
Class Y	19,788,886	(10,103,887)
Class R6	(2,308,232)	23,421,325
Net increase in net assets resulting from share transactions	64,516,697	5,190,864
Net increase (decrease) in net assets	54,674,964	(4,573,026)
Net assets:
Beginning of year	1,570,646,858	1,575,219,884
End of year	$1,625,321,822	$1,570,646,858
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/26	$3.71	$0.10	$(0.02)	$0.08	$(0.10)	$3.69	2.28%	$502,484	0.75%	0.75%	0.75%	2.76%	42%
Year ended 08/31/25	3.73	0.11	(0.01)	0.10	(0.12)	3.71	2.66	458,528	0.76	0.76	0.76	2.93	56
Year ended 08/31/24	3.72	0.11	0.02	0.13	(0.12)	3.73	3.53	469,454	0.77	0.77	0.77	3.00	91
Year ended 08/31/23	3.73	0.09	(0.01)	0.08	(0.09)	3.72	2.05	612,000	0.74	0.74	0.74	2.51	92
Year ended 08/31/22	3.79	0.02	(0.06)	(0.04)	(0.02)	3.73	(1.08)	1,001,761	0.75	0.75	0.74	0.57	114
Class Y
Year ended 08/31/26	3.71	0.11	(0.02)	0.09	(0.11)	3.69	2.54	1,020,092	0.50	0.50	0.50	3.01	42
Year ended 08/31/25	3.73	0.12	(0.01)	0.11	(0.13)	3.71	2.92	1,006,464	0.51	0.51	0.51	3.18	56
Year ended 08/31/24	3.72	0.12	0.02	0.14	(0.13)	3.73	3.80	1,023,037	0.52	0.52	0.52	3.25	91
Year ended 08/31/23	3.73	0.10	(0.01)	0.09	(0.10)	3.72	2.30	1,144,013	0.49	0.49	0.49	2.76	92
Year ended 08/31/22	3.80	0.03	(0.07)	(0.04)	(0.03)	3.73	(1.08)	1,538,307	0.50	0.50	0.49	0.82	114
Class R6
Year ended 08/31/26	3.72	0.11	(0.01)	0.10	(0.12)	3.70	2.61	102,746	0.44	0.44	0.44	3.07	42
Year ended 08/31/25	3.75	0.12	(0.02)	0.10	(0.13)	3.72	2.73	105,654	0.43	0.43	0.43	3.26	56
Year ended 08/31/24	3.73	0.12	0.03	0.15	(0.13)	3.75	4.15	82,729	0.45	0.45	0.45	3.32	91
Year ended 08/31/23	3.75	0.11	(0.03)	0.08	(0.10)	3.73	2.10	62,833	0.42	0.42	0.42	2.83	92
Year ended 08/31/22	3.81	0.03	(0.06)	(0.03)	(0.03)	3.75	(0.75)	45,727	0.44	0.44	0.43	0.88	114

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24
Invesco Short Term Municipal Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek tax-free income.
The Fund currently consists of three different classes of shares: Class A, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
25
Invesco Short Term Municipal Fund

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on the relative value of settled shares.
G.
Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
K.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.
Other Risks - The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
26
Invesco Short Term Municipal Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $100 million	0.500%
Next $150 million	0.450%
Next $250 million	0.425%
Next $500 million	0.400%
Next $4 billion	0.370%
Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended August 31, 2026, the effective advisory fee rate incurred by the Fund was 0.39%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y and Class R6 shares to 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class Y and Class R6 shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by Class A shares of the Fund. For the year ended August 31, 2026, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2026, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $537 from Class A shares for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
27
Invesco Short Term Municipal Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$1,585,456,906	$—	$1,585,456,906
MuniFund Preferred Shares	—	19,410,000	—	19,410,000
Exchange-Traded Funds	851,870	—	—	851,870
Common Stocks & Other Equity Interests	—	—	24,000	24,000
U.S. Dollar Denominated Bonds & Notes	—	—	14,716	14,716
Total Investments in Securities	851,870	1,604,866,906	38,716	1,605,757,492
Other Investments - Assets
Investments Matured	—	263,361	4,905	268,266
Total Investments	$851,870	$1,605,130,267	$43,621	$1,606,025,758
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2026, the Fund engaged in securities purchases of $88,556,748 and securities sales of $14,159,096, which resulted in net realized gains (losses) of $(356,656).
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$589,114	$623,737
Ordinary income-tax-exempt	47,358,909	51,234,989
Total distributions	$47,948,023	$51,858,726

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed tax-exempt income	$1,738,870
Net unrealized appreciation (depreciation) — investments	(2,920,767)
Temporary book/tax differences	(49,510)
Capital loss carryforward	(46,449,678)
Shares of beneficial interest	1,673,002,907
Total net assets	$1,625,321,822
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
28
Invesco Short Term Municipal Fund

The Fund has a capital loss carryforward as of August 31, 2026, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$25,982,892	$20,466,786	$46,449,678
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $754,036,592 and $652,193,619, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,276,606
Aggregate unrealized (depreciation) of investments	(7,197,373)
Net unrealized appreciation (depreciation) of investments	$(2,920,767)
Cost of investments for tax purposes is $1,608,946,525.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on August 31, 2026, undistributed net investment income was decreased by $16,537 and undistributed net realized gain (loss) was increased by $16,537. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold:
Class A	63,453,648	$235,818,106	36,500,673	$135,445,347
Class Y	128,511,162	477,402,492	136,086,370	505,203,808
Class R6	10,349,027	38,558,093	17,788,742	66,252,436
Issued as reinvestment of dividends:
Class A	2,840,563	10,547,865	2,846,019	10,573,557
Class Y	5,169,121	19,195,868	5,840,533	21,699,366
Class R6	186,973	696,171	166,081	618,553
Reacquired:
Class A	(53,669,924)	(199,329,928)	(41,511,863)	(154,145,478)
Class Y	(128,355,916)	(476,809,474)	(144,687,708)	(537,007,061)
Class R6	(11,153,673)	(41,562,496)	(11,652,725)	(43,449,664)
Net increase in share activity	17,330,981	$64,516,697	1,376,122	$5,190,864

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29
Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for each of the five years in the period ended August 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian and brokers; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
30
Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year.  Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.   The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.
The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the S&P Municipal Bond Short Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods.  The Board considered that the Fund’s longer duration
31
Invesco Short Term Municipal Fund

positioning relative to its peer universe and overweight exposure to tobacco bonds detracted from the Fund’s one and three year performance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were the same as and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses. The independent Trustees requested additional information from management regarding the Fund’s actual management fees, noting that the Fund’s actual management fees were in the fifth quintile of its expense universe (as opposed to expense group).  The independent Trustees reviewed and considered additional information provided by management, including with respect to how the services provided by the municipal investment team to the Fund may be distinguished from those provided by peer municipal managers and how the Fund generally holds more positions, as well as different types of securities such as variable rate demand notes, than others in its expense group and the related additional resources necessary. The independent Trustees also considered information presented by management regarding the Fund’s consistent level of income provided to shareholders, and how such income levels compare to peers.  The independent Trustees also reviewed and considered additional information provided by management, including with respect to the components of the Fund’s total expense ratio driving total expenses relative to peers.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with,  and  in  reliance  upon,  no-action  letters  issued  by  the  SEC  staff  that provide  guidance  on  how  an  affiliate  may  act  as  a  direct  agent  lender  and
32
Invesco Short Term Municipal Fund

receive  compensation  for  those services  without  obtaining  exemptive  relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
33
Invesco Short Term Municipal Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.77%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
34
Invesco Short Term Municipal Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
35
Invesco Short Term Municipal Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
O-STM-NCSR

Annual Financial Statements and Other Information
August 31, 2026
Invesco SMA Municipal Bond Fund
Nasdaq:
SMBMX

2	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
August 31, 2026
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–96.38%
Alabama–1.55%
Black Belt Energy Gas District (Gas); Series 2026 K, RB	5.00%	10/01/2033	$500	$518,720
Energy Southeast A Cooperative District; Series 2026 A-1, RB	5.00%	04/01/2034	500	519,968
				1,038,688
Arizona–5.97%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. RB(a)	6.00%	07/01/2047	1,200	1,206,721
La Paz (County of), AZ Industrial Development Authority (Kilgore); Series 2025, RB(a)(b)	0.00%	12/15/2034	1,000	569,892
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(a)	5.00%	07/01/2039	250	247,237
Phoenix (City of), AZ Industrial Development Authority (Basis Schools) (The); Series 2015, Ref. RB(a)	5.00%	07/01/2045	500	472,921
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2016, RB(a)	5.00%	07/01/2046	500	457,797
Pima (County of), AZ Industrial Development Authority (The) (American Leadership Academy); Series 2015, Ref. RB(a)	5.63%	06/15/2045	55	51,911
Pima (County of), AZ Industrial Development Authority (The) (Riverbend Prep); Series 2010, RB(a)	7.00%	09/01/2037	474	474,085
Sierra Vista (City of), AZ Industrial Development Authority (Wake Preparatory Academy); Series 2025, RB	6.25%	06/15/2045	500	510,134
				3,990,698
California–4.72%
California (State of) Municipal Finance Authority; Series 2026 2, Class A-2, RB	4.50%	03/20/2048	500	489,617
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(a)	5.00%	11/01/2036	500	500,238
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 B, Ref. RB	5.00%	07/01/2037	1,105	1,110,221
California (State of) Public Finance Authority (Sunrise of Long Beach); Series 2025 A, RB(a)	6.00%	06/01/2040	250	264,139
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(a)	5.00%	11/01/2041	305	290,069
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	500	500,074
				3,154,358
Colorado–0.74%
Jefferson Center Metropolitan District No. 2; Series 2026 A, Ref. RB(a)	5.75%	12/01/2046	500	492,560
Connecticut–0.75%
Connecticut (State of) Health & Educational Facilities Authority (Fairview Issue); Series 2026 A, Ref. RB	5.88%	12/15/2046	500	501,332
District of Columbia–2.01%
District of Columbia; Series 2026 C, VRD GO Bonds(c)	1.91%	06/01/2051	500	500,000
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	815	841,918
				1,341,918
Florida–7.26%
Capital Projects Finance Authority (Kissimmee Charter Academy); Series 2024, RB(a)	6.13%	06/15/2044	250	256,357
Capital Projects Finance Authority (Millenia Orlando); Series 2025 A, RB(a)	6.00%	01/01/2035	250	262,275
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019, RB	5.00%	12/15/2029	320	320,146
Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2024, Ref. RB (Acquired 04/21/2025; Cost $489,095) (INS - AGI)(d)(e)(f)	5.00%	07/01/2044	500	492,011
Florida Development Finance Corp. (GFL Solid Waste Southeast LLC); Series 2024, RB(a)(d)(g)	4.38%	10/01/2031	500	499,482
Florida Insurance Assistance Interlocal Agency Inc; Series 2023 A-1, RB	5.00%	09/01/2027	1,000	1,000,000
Florida Local Government Finance Commission (BridgePrep Academy); Series 2025 A, RB(a)	5.50%	06/15/2040	750	757,451
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2039	750	752,135
Two Ridges Community Development District; Series 2025, RB	5.75%	05/01/2045	500	512,771
				4,852,628
Georgia–0.74%
Main Street Natural Gas, Inc.; Series 2023 A, RB(g)	5.00%	06/01/2030	475	492,723
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–3.00%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2018 C, VRD Ref. RB (LOC - U.S. Bank, N.A.)(c)(h)	2.95%	03/01/2048	$1,500	$1,500,000
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2015 D, Ref. RB	5.50%	12/01/2027	500	502,870
				2,002,870
Illinois–3.33%
Illinois (State of);
Series 2016, Ref. GO Bonds	5.00%	02/01/2029	500	504,333
Series 2020, GO Bonds	5.50%	05/01/2039	690	721,864
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2035	500	501,377
Marion (City of), IL (Star Bond District Project Area No. 1); Series 2025, RB	6.38%	06/01/2045	500	501,106
				2,228,680
Indiana–2.77%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	245	242,405
Fort Wayne (City of), IN (Silver Birch of Fort Wayne); Series 2017, RB	5.13%	01/01/2032	440	425,441
Indiana (State of) Finance Authority (PRG - UINDY Properties LLC); Series 2025, RB	5.25%	07/01/2037	1,000	1,014,947
Mishawaka (City of), IN (Silver Birch of Mishawaka); Series 2017, RB(a)	5.10%	01/01/2032	175	170,572
				1,853,365
Iowa–0.50%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(g)(i)	5.00%	12/01/2032	300	333,066
Kentucky–2.70%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.38%	02/01/2036	500	500,340
Kentucky (Commonwealth of) Public Energy Authority;
Series 2023 A-1, Ref. RB(g)	5.25%	02/01/2032	1,000	1,046,085
Series 2024 A-1, RB(g)	5.00%	07/01/2030	250	258,232
				1,804,657
Louisiana–0.62%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2026, Ref. RB	4.63%	11/15/2036	420	417,067
Maine–0.78%
Maine (State of) Finance Authority (Casella Waste Systems, Inc.); Series 2015, RB(a)(d)	5.00%	08/01/2035	500	520,474
Maryland–0.75%
Maryland Economic Development Corp. (Purple Line); Series 2022, RB(d)	5.00%	06/30/2040	500	504,041
Massachusetts–4.16%
Massachusetts (Commonwealth of) Development Finance Agency (Berklee College of Music); Series 2016, Ref. RB(g)(i)	5.00%	10/01/2026	500	500,954
Massachusetts (Commonwealth of) Development Finance Agency (Brown University Health Obligated Group); Series 2025 A, RB	5.25%	08/15/2044	500	520,003
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	1,000	960,059
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2047	810	800,630
				2,781,646
Minnesota–0.74%
Minnesota (State of) Health & Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	500	494,328
Missouri–3.65%
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	500	500,251
Missouri (State of) Health & Educational Facilities Authority (Missouri Baptist University); Series 2025, Ref. RB(a)	5.00%	10/01/2035	1,000	996,319
St Louis County Industrial Development Authority; Series 2017, Ref. RB	5.00%	09/01/2037	500	503,097
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2012, RB	5.00%	09/01/2032	440	440,384
				2,440,051
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–5.98%
Montana Facility Finance Authority; Series 2026, VRD RB(c)	2.20%	05/15/2066	$4,000	$4,000,000
Nebraska–0.33%
Central Plains Energy Project (No. 4); Series 2023 A, Ref. RB(g)	5.00%	11/01/2029	215	222,982
New Hampshire–2.87%
New Hampshire (State of) Business Finance Authority;
Series 2025 B-1, RB	5.15%	09/28/2037	500	486,528
Series 2026 A-1, RB	5.10%	12/20/2042	499	509,684
New Hampshire (State of) Business Finance Authority (Cabs-Marion Oaks); Series 2026, RB(a)(b)	0.00%	12/15/2041	500	158,533
New Hampshire (State of) Business Finance Authority (Grace Christian School); Series 2025, RB	5.13%	08/01/2040	500	481,547
New Hampshire (State of) Business Finance Authority (Vista (The)); Series 2019 A, RB(a)	5.25%	07/01/2039	285	284,452
				1,920,744
New Jersey–4.15%
New Jersey (State of) Educational Facilities Authority; Series 2016 B, RB	5.50%	09/01/2028	745	746,309
New Jersey (State of) Health Care Facilities Financing Authority; Series 2026, VRD RB (LOC - TD Bank, N.A.)(c)(h)	1.40%	07/01/2061	1,000	1,000,000
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2033	1,000	1,024,252
				2,770,561
New York–8.75%
Build NYC Resource Corp. (ERE425 LLC - Zeta Charter Schools, Inc.); Series 2025 A, RB(a)	5.13%	10/15/2045	1,000	983,775
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2030	500	500,239
Long Island (City of), NY Power Authority; Series 2016 B, Ref. RB(g)(i)	5.00%	09/01/2026	810	810,000
Metropolitan Transportation Authority (Green Bonds);
Series 2017 B-1, RB	5.00%	11/15/2034	615	627,643
Series 2025 B, Ref. RB	5.00%	11/15/2043	500	518,103
New York (City of), NY; Subseries 2018 F-1, GO Bonds	5.00%	04/01/2040	800	815,809
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(d)	5.25%	08/01/2031	505	521,807
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(d)	5.00%	07/01/2046	550	542,053
Series 2023, RB(d)	5.63%	04/01/2040	500	526,751
				5,846,180
North Dakota–1.55%
Horace (City of), ND; Series 2024 C, Ref. GO Bonds	4.75%	05/01/2044	1,100	1,038,747
Ohio–5.67%
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2037	1,250	1,252,110
Dayton-Montgomery County Port Authority (Liberty Assisted Living - Springfield); Series 2025 A, RB(a)	6.63%	01/01/2045	250	260,802
Franklin (County of), OH; Series 2015, RB	5.00%	05/15/2040	500	501,822
Hamilton (County of), OH (Life Enriching Communities); Series 2025, Ref. RB	5.00%	01/01/2043	500	498,893
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(d)	5.00%	12/31/2039	375	368,664
Ohio (State of) Higher Educational Facility Commission; Series 2016, Ref. RB	5.00%	11/01/2041	410	410,249
Ohio (State of) Housing Finance Agency (Green Oaks of Walnut Creek); Series 2026, RB(a)	6.38%	01/01/2046	500	499,342
				3,791,882
Oregon–0.75%
Morrow (Port of), OR; Series 2024 A, GO Bonds(a)	5.15%	10/01/2026	500	500,101
Pennsylvania–2.62%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(a)	5.00%	05/01/2028	100	102,898
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The)); Series 2017 A, Ref. RB	5.00%	05/15/2037	365	365,877
Commonwealth Financing Authority; Series 2015 A, RB	5.00%	06/01/2034	250	252,148
Montgomery (County of), PA Industrial Development Authority (Constellation Energy Generation, LLC); Series 2023 B, RB	4.10%	06/01/2029	250	257,354
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement); Series 2015, RB(d)	5.00%	12/31/2038	250	250,324
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016, Ref. RB	5.00%	06/01/2036	$520	$521,848
				1,750,449
Rhode Island–1.36%
Rhode Island Health & Educational Building Corp.; Series 2025 A, RB (INS - AGI)(e)	5.00%	07/01/2045	500	507,723
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	400	400,084
				907,807
South Carolina–0.75%
South Carolina (State of) Public Service Authority; Series 2016 A, Ref. RB	5.00%	12/01/2035	500	500,367
Tennessee–0.75%
Jackson (City of), TN; Series 2015, Ref. RB	5.00%	04/01/2030	500	500,300
Texas–6.63%
Arlington Higher Education Finance Corp. (Great Hearts America - Texas); Series 2024, RB	5.00%	08/15/2049	500	463,050
Harris (County of), TX Municipal Utility District No. 489; Series 2023 A, GO Bonds (INS - AGI)(e)	6.50%	09/01/2029	380	399,914
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.); Series 2016, Ref. RB	5.00%	01/01/2037	430	430,442
Houston (City of), TX (United Airlines, Inc.); Series 2024 B, RB(d)	5.50%	07/15/2036	500	532,275
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(d)	5.00%	07/15/2028	500	510,315
Mission Economic Development Corp. (Graphic Packaging International, LLC)(Green Bonds); Series 2025, RB(d)(g)	5.00%	06/01/2030	500	513,864
Mission Economic Development Corp. (Natgasoline);
Series 2018, Ref. RB(a)(d)(g)(i)	4.63%	10/01/2026	260	260,361
Series 2026, Ref. RB(d)(g)	4.75%	08/01/2036	250	251,687
New Hope Cultural Education Facilities Finance Corp. (Bella Vida Forefront Living); Series 2025 A, RB	6.25%	10/01/2045	1,000	1,067,958
				4,429,866
Utah–0.39%
Point Phase 1 Public Infrastructure District No. 1; Series 2025 A-1, RB	5.88%	03/01/2045	250	258,535
Washington–0.77%
Washington (State of) Housing Finance Commission (Horizon House); Series 2025 A, Ref. RB	6.00%	01/01/2046	500	511,932
Wisconsin–6.32%
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2026, Ref. RB	5.00%	06/01/2045	1,165	1,141,338
Wisconsin (State of) Public Finance Authority (Campo Del Sol); Series 2025, RB(a)(b)	0.00%	12/15/2033	527	333,133
Wisconsin (State of) Public Finance Authority (Cherokee Classical Academy);
Series 2025 A, RB(a)	6.00%	06/15/2035	250	255,248
Series 2025 A, RB(a)	6.50%	06/15/2045	400	398,593
Wisconsin (State of) Public Finance Authority (Explore Academy Rio Rancho); Series 2025 A, RB(a)	6.75%	07/01/2045	500	503,760
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities Project); Series 2026, Ref. RB(a)(d)	5.00%	06/01/2036	1,000	1,006,513
Wisconsin (State of) Public Finance Authority (Milo Farms); Series 2025, RB(a)(b)	0.00%	12/15/2039	500	186,475
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2016, Ref. RB	5.00%	06/01/2040	400	400,961
				4,226,021
Total Municipal Obligations (Cost $63,881,676)				64,421,624
			Shares
Common Stocks & Other Equity Interests–0.01%
BL Train Holdings West LLC; Wts. expiring 11/26/2035 (Cost $0)(j)			4,500	9,000
TOTAL INVESTMENTS IN SECURITIES(k)–96.39% (Cost $63,881,676)				64,430,624
OTHER ASSETS LESS LIABILITIES–3.61%				2,412,333
NET ASSETS–100.00%				$66,842,957
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco SMA Municipal Bond Fund

Investment Abbreviations:
AGI	– Assured Guaranty, Inc.
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
RB	– Revenue Bonds
Ref.	– Refunding
VRD	– Variable Rate Demand
Wts.	– Warrants
Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
August 31, 2026 was $15,025,116, which represented 22.48% of the Fund’s Net Assets.

(b)	Zero coupon bond issued at a discount.
(c)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2026.

(d)	Security subject to the alternative minimum tax.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Restricted security. The value of this security at August 31, 2026 represented less than 1% of the Fund’s Net Assets.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco SMA Municipal Bond Fund

Statement of Assets and Liabilities
August 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $63,881,676)	$64,430,624
Cash	813,751
Receivable for:
Investments sold	210,584
Fund shares sold	1,890,664
Fund expenses absorbed	35,050
Interest	722,761
Investment for trustee deferred compensation and retirement plans	17,411
Other assets	27,372
Total assets	68,148,217
Liabilities:
Payable for:
Dividends	246,242
Fund shares reacquired	978,756
Accrued fees to affiliates	6,712
Accrued trustees’ and officers’ fees and benefits	5,109
Accrued other operating expenses	51,030
Trustee deferred compensation and retirement plans	17,411
Total liabilities	1,305,260
Net assets applicable to shares outstanding	$66,842,957
Net assets consist of:
Shares of beneficial interest	$66,100,917
Distributable earnings	742,040
$66,842,957
Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	6,607,739
Net asset value and offering price per share	$10.12
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco SMA Municipal Bond Fund

Statement of Operations
For the year ended August 31, 2026
Investment income:
Interest	$4,359,611
Expenses:
Administrative services fees	17,646
Custodian fees	1,096
Transfer agent fees	18,677
Trustees’ and officers’ fees and benefits	23,720
Registration and filing fees	27,699
Reports to shareholders	8,263
Professional services fees	70,494
Other	3,121
Total expenses	170,716
Less: Fees waived and/or expenses reimbursed	(170,716)
Net expenses	—
Net investment income	4,359,611
Realized and unrealized gain from:
Net realized gain from unaffiliated investment securities (includes net gains from securities sold to affiliates of $334,297)	518,048
Change in net unrealized appreciation of unaffiliated investment securities	401,547
Net realized and unrealized gain	919,595
Net increase in net assets resulting from operations	$5,279,206
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco SMA Municipal Bond Fund

Statement of Changes in Net Assets
For the years ended August 31, 2026 and 2025
	2026	2025
Operations:
Net investment income	$4,359,611	$1,464,051
Net realized gain (loss)	518,048	(107,260)
Change in net unrealized appreciation (depreciation)	401,547	(81,943)
Net increase in net assets resulting from operations	5,279,206	1,274,848
Distributions to shareholders from distributable earnings	(4,266,764)	(1,537,119)
Net increase (decrease) in net assets resulting from share transactions	(40,046,616)	94,579,627
Net increase (decrease) in net assets	(39,034,174)	94,317,356
Net assets:
Beginning of year	105,877,131	11,559,775
End of year	$66,842,957	$105,877,131
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco SMA Municipal Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Years Ended August 31,			Period Ended August 31, 2023(a)
	2026	2025	2024
Net asset value, beginning of period	$10.06	$10.31	$10.06	$10.00
Net investment income(b)	0.49	0.44	0.46	0.22
Net gains (losses) on securities (both realized and unrealized)	0.05	(0.23)	0.22	(0.02)
Total from investment operations	0.54	0.21	0.68	0.20
Less: Dividends from net investment income	(0.48)	(0.46)	(0.43)	(0.14)
Net asset value, end of period	$10.12	$10.06	$10.31	$10.06
Total return(c)	5.46%	2.07%	6.91%	1.99%
Net assets, end of period (000’s omitted)	$66,843	$105,877	$11,560	$10,059
Portfolio turnover rate(d)	119%	204%	44%	166%
Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	0.00%	0.00%	0.00%	0.00%(e)
Without fee waivers and/or expense reimbursements	0.19%	0.38%	1.76%	2.46%(e)
Ratio of net investment income to average net assets	4.83%	4.38%	4.52%	4.11%(e)

(a)	Commencement date of February 21, 2023.
(b)	Calculated using average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco SMA Municipal Bond Fund

Notes to Financial Statements
August 31, 2026
NOTE 1—Significant Accounting Policies
Invesco SMA Municipal Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest.  Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund will be voted on exclusively by the shareholders of the Fund.
The Fund’s investment objective is to provide high current income exempt from regular federal income taxes with taxable capital appreciation as a secondary objective.
Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts ("SMAs") for which Invesco Advisers, Inc (the "Adviser" or "Invesco") or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes.  Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks.  In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the "Adviser" or "Invesco") in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment ("unreliable"), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique.  When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
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Invesco SMA Municipal Bond Fund

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
I.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher- grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.
The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser.  Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee.  However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.
The Adviser has entered into a master sub-advisory agreement with each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A. and Invesco Senior Secured Management, Inc. and a separate sub-advisory agreement with Invesco Capital
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Invesco SMA Municipal Bond Fund

Management LLC (collectively, the "Affiliated Sub-Advisers"). Because the Adviser does not receive a fee from the Fund for providing investment advisory services pursuant to its investment advisory agreement with the Trust, the Affiliated Sub-Advisers will not receive compensation for providing investment management services to the Fund.
Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
For the year ended August 31, 2026, the Adviser reimbursed expenses of $170,716.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2026, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$—	$64,421,624	$—	$64,421,624
Common Stocks & Other Equity Interests	—	—	9,000	9,000
Total Investments	$—	$64,421,624	$9,000	$64,430,624
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2026, the Fund engaged in securities purchases of $3,097,175 and securities sales of $41,403,869, which resulted in net realized gains of $334,297.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
13
Invesco SMA Municipal Bond Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2026 and 2025:
	2026	2025
Ordinary income*	$41,748	$16,757
Ordinary income-tax-exempt	4,225,016	1,520,362
Total distributions	$4,266,764	$1,537,119

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026
Undistributed tax-exempt income	$203,191
Net unrealized appreciation — investments	549,027
Temporary book/tax differences	(10,178)
Shares of beneficial interest	66,100,917
Total net assets	$66,842,957
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of August 31, 2026.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2026 was $104,564,509 and $145,392,533, respectively. As of August 31, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$653,457
Aggregate unrealized (depreciation) of investments	(104,430)
Net unrealized appreciation of investments	$549,027
Cost of investments for tax purposes is $63,881,597.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts and equalization, on August 31, 2026, undistributed net investment income was increased by $41,740, undistributed net realized gain (loss) was decreased by $376,696 and shares of beneficial interest was increased by $334,956. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended August 31, 2026(a)		Year ended August 31, 2025
	Shares	Amount	Shares	Amount
Sold	5,147,109	$52,497,172	9,515,427	$95,688,510
Reacquired	(9,066,269)	(92,543,788)	(110,077)	(1,108,883)
Net increase (decrease) in share activity	(3,919,160)	$(40,046,616)	9,405,350	$94,579,627

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
14
Invesco SMA Municipal Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco SMA Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SMA Municipal Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the "Fund") as of August 31, 2026, the related statement of operations for the year ended August 31, 2026, the statement of changes in net assets for each of the two years in the period ended August 31, 2026, including the related notes, and the financial highlights for the years ended August 31, 2026, 2025 and 2024 and for the period February 21, 2023 (commencement date) through August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2026 and the financial highlights for the years ended August 31, 2026, 2025 and 2024, and for the period February 21, 2023 (commencement date) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
October 23, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco SMA Municipal Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 10, 2026, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SMA Municipal Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2026.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board considered the broad range of information relevant to the annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process) that is provided to the Board throughout the year.  Additionally, the Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process.  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on April 28-29, 2026 and June 9-11, 2026, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered that the Fund is only offered and sold to wrap fee, separately managed and other discretionary investment account (collectively, “SMA”) clients where Invesco Advisers (or one of its affiliates) has an agreement with the program sponsor or directly with the client to provide investment management services to the SMA.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology and other resources used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology including emerging technologies such as those driven by artificial intelligence.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board noted that the Fund had recently commenced operations in March 2023 and that therefore performance information for the Fund was limited. The Board compared the Fund’s investment performance for the one year period ending December 31, 2025 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index). The Board noted that performance of the Fund was in the second quintile of its
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Invesco SMA Municipal Bond Fund

performance universe for the one year period.  The Board noted that performance of the Fund was above the performance of the Index for the one year period.    The Board also considered information provided by Invesco Advisers regarding the role that the Fund plays in SMAs managed by Invesco Advisers or an affiliate.  The Board acknowledged that, because the Fund is designed to meet the specialized investment objectives of SMA clients by providing access to the relevant fixed-income market segments, certain principal investment strategies of the Fund are different from other Invesco Funds investing in municipal bond markets.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement. The Board considered that the Fund is available for investment only by investors as a part of an SMA arrangement managed by Invesco Advisers or an affiliate, and that because Invesco Advisers (or one of its affiliates) receives fees from SMA clients invested in the Fund at the SMA level, the Fund is not charged an advisory fee by Invesco Advisers to avoid duplication of fees at the Fund and SMA level.
The Board considered that Invesco Advisers contractually agreed to an expense limit for the Fund so that the Fund’s total expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund incurs but does not actually pay because of an expense offset arrangement and (vi) acquired fund fees and expenses, in each case if applicable) are equal to 0.0% of average daily net assets.  The Board noted that such expense limit was permanent and had no expiration date.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.
D.
Economies of Scale and Breakpoints
The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, but that Invesco Advisers does receive fees that are charged at the SMA level.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers and Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.  The Board also noted that the Fund benefits from economies of scale through Invesco Advisers’ commitment to waive fees or reimburse expenses so that the Fund’s total expenses (other than the excluded items referred to above) are equal to 0.0% of average daily net assets.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers and its affiliates do not make a profit from managing the Fund because no advisory fee is charged to the Fund and other fees payable to Invesco Advisers or its affiliates by the Fund are either waived or reimbursed to the Fund, although Invesco Advisers does receive fees at the SMA level.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the revenue Invesco Advisers (or its affiliates) receives from SMA clients invested in the Fund at the SMA level and the potential growth of Invesco Advisers’ and its affiliates’ SMA business because the Fund may enhance their ability to personalize the SMA client experience and provide investment exposure ordinarily unavailable in SMAs.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.
The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers, and that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.
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Invesco SMA Municipal Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2026:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$134
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.02%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
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Invesco SMA Municipal Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
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Invesco SMA Municipal Bond Fund

SEC file number(s): 811-09913 and 333-36074
Invesco Distributors, Inc.
SMAMB-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: November 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                         .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: November 6, 2026

By:      /s/ Adrien Deberghes

Name: Adrien Deberghes

Title: Principal Financial Officer

Date: November 6, 2026